UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1.

Reports to Stockholders

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund
Fidelity® China Region Fund
Fidelity® Emerging Asia Fund
Fidelity® Emerging Markets Fund
Fidelity® Europe Fund
Fidelity® Japan Fund
Fidelity® Japan Smaller Companies Fund
Fidelity® Latin America Fund
Fidelity® Nordic Fund
Fidelity® Pacific Basin Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Canada Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-4.92%	6.30%	3.57%
Class M (incl. 3.50% sales charge)	-2.90%	6.51%	3.52%
Class C (incl. contingent deferred sales charge)	-0.88%	6.75%	3.57%
Fidelity® Canada Fund	1.18%	7.90%	4.51%
Class I	1.20%	7.95%	4.54%
Class Z	1.33%	8.06%	4.60%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Fidelity® Canada Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Ryan Oldham:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned about 0% to 1%, versus -1.32% for the benchmark S&P/TSX Composite Index. By sector, the biggest contributor to performance versus the benchmark was stock selection in energy. An underweight in utilities also boosted relative performance. Further helping our relative result were stock picking and an overweight in consumer staples, primarily within the consumer staples distribution & retail industry. The top individual relative contributor was an overweight in Alimentation Couche-Tard (+22%). The stock was among the portfolio's biggest holdings. The second-largest relative contributor was an overweight in Constellation Software (+41%), which was also among the fund's largest holdings. An overweight and timely positioning in Brookfield Asset Management (-11%) also helped. This was an investment we established this period. In contrast, the biggest detractor by sector from performance versus the benchmark was stock selection in materials. Security selection in information technology, primarily within the software & services industry, also hampered the fund's result. Further detracting from our result were stock selection and a modest overweight in health care, primarily within the health care equipment & services industry. The biggest individual relative detractor was an underweight in Brookfield Corporation, the parent company of Brookfield Asset Management, which returned roughly -26% for the fund. A second notable relative detractor was an overweight in Nutrien (-35%), a top-20 fund holding this period. Avoiding Fairfax Financial, a benchmark component that gained about 72%, also hurt. By sector, meaningful changes in positioning the past 12 months include a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Royal Bank of Canada (Banks)	7.1
The Toronto-Dominion Bank (Banks)	7.0
Canadian Pacific Kansas City Ltd. (Ground Transportation)	6.6
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (Consumer Staples Distribution & Retail)	6.5
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	5.6
Constellation Software, Inc. (Software)	4.7
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.3
PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)	4.0
Franco-Nevada Corp. (Metals & Mining)	3.8
Dollarama, Inc. (Broadline Retail)	3.2
52.8

Market Sectors (% of Fund's net assets)

Financials	25.9
Energy	18.8
Industrials	14.3
Materials	11.4
Consumer Staples	9.9
Information Technology	8.3
Consumer Discretionary	6.8
Communication Services	3.7
Health Care	0.7
Utilities	0.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2023, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Canada Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.1%
Quebecor, Inc.:
Class A	352,400	7,689,651
Class B (sub. vtg.)	171,000	3,527,896
TELUS Corp.	354,700	5,719,194
		16,936,741
Wireless Telecommunication Services - 1.3%
Rogers Communications, Inc. Class B (non-vtg.)	292,100	10,822,497
TOTAL COMMUNICATION SERVICES		27,759,238
CONSUMER DISCRETIONARY - 6.8%
Automobile Components - 0.7%
Magna International, Inc. Class A (sub. vtg.)	118,400	5,689,689
Broadline Retail - 3.2%
Dollarama, Inc.	384,000	26,223,039
Hotels, Restaurants & Leisure - 2.3%
Restaurant Brands International, Inc.	281,700	18,922,196
Specialty Retail - 0.4%
Aritzia, Inc. (a)	159,800	2,485,586
Diversified Royalty Corp. (b)	817,400	1,432,329
		3,917,915
Textiles, Apparel & Luxury Goods - 0.2%
Canada Goose Holdings, Inc. (a)(b)	140,876	1,562,411
TOTAL CONSUMER DISCRETIONARY		56,315,250
CONSUMER STAPLES - 9.9%
Beverages - 0.1%
GURU Organic Energy Corp. (a)(b)	322,600	521,092
Consumer Staples Distribution & Retail - 9.5%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	979,700	53,331,569
Metro, Inc.	351,195	17,838,959
North West Co., Inc. (b)	277,500	7,075,825
		78,246,353
Personal Care Products - 0.3%
Jamieson Wellness, Inc. (c)	160,800	2,640,286
TOTAL CONSUMER STAPLES		81,407,731
ENERGY - 18.8%
Energy Equipment & Services - 0.7%
Pason Systems, Inc.	605,200	5,799,970
Oil, Gas & Consumable Fuels - 18.1%
Cameco Corp.	184,100	7,531,273
Canadian Natural Resources Ltd.	732,098	46,488,949
Enbridge, Inc.	385,800	12,363,405
Parkland Corp.	491,600	14,878,278
PrairieSky Royalty Ltd. (b)	1,855,318	32,577,605
Suncor Energy, Inc.	1,095,600	35,481,086
		149,320,596
TOTAL ENERGY		155,120,566
FINANCIALS - 25.9%
Banks - 14.1%
Royal Bank of Canada (b)	730,900	58,377,128
The Toronto-Dominion Bank	1,030,600	57,566,451
		115,943,579
Capital Markets - 4.9%
Brookfield Asset Management Ltd. Class A	441,201	12,646,648
Brookfield Corp. (Canada) Class A	537,406	15,656,176
TMX Group Ltd.	569,500	11,860,220
		40,163,044
Insurance - 6.9%
Definity Financial Corp. (b)	486,213	13,442,514
Intact Financial Corp.	139,025	19,533,175
Sun Life Financial, Inc.	526,800	24,061,664
		57,037,353
TOTAL FINANCIALS		213,143,976
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group, Inc.	179,000	5,013,420
dentalcorp Holdings Ltd. (a)(b)	223,500	886,425
		5,899,845
INDUSTRIALS - 14.3%
Commercial Services & Supplies - 2.4%
GFL Environmental, Inc.	693,300	19,972,839
Ground Transportation - 9.1%
Canadian National Railway Co.	196,250	20,764,927
Canadian Pacific Kansas City Ltd.	764,362	54,270,115
		75,035,042
Professional Services - 2.8%
Thomson Reuters Corp.	187,600	22,471,416
TOTAL INDUSTRIALS		117,479,297
INFORMATION TECHNOLOGY - 8.2%
IT Services - 2.5%
Shopify, Inc. Class A (a)	428,400	20,231,416
Software - 5.7%
ApplyBoard, Inc. (a)(d)(e)	1,677	95,136
ApplyBoard, Inc. (non-vtg.) (a)(d)(e)	414	23,486
Computer Modelling Group Ltd.	513,400	3,391,198
Constellation Software, Inc.	19,100	38,289,664
Constellation Software, Inc. warrants 8/22/28 (a)(e)	19,300	1
Dye & Durham Ltd.	717,900	4,188,074
Lumine Group, Inc.	86,107	1,082,896
		47,070,455
TOTAL INFORMATION TECHNOLOGY		67,301,871
MATERIALS - 11.4%
Chemicals - 2.5%
Nutrien Ltd.	384,481	20,649,825
Containers & Packaging - 1.1%
CCL Industries, Inc.:
Class A	25,900	1,017,697
Class B	209,600	8,195,069
		9,212,766
Metals & Mining - 7.1%
Franco-Nevada Corp.	255,100	31,033,258
Lundin Mining Corp.	947,900	5,919,462
Triple Flag Precious Metals Corp.	180,900	2,299,814
Wheaton Precious Metals Corp.	447,700	18,908,808
		58,161,342
Paper & Forest Products - 0.7%
Stella-Jones, Inc.	112,723	5,904,596
Western Forest Products, Inc.	416,270	216,127
		6,120,723
TOTAL MATERIALS		94,144,656
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Corp.	66,500	1,513,540
TOTAL COMMON STOCKS (Cost $498,096,392)		820,085,970

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ApplyBoard, Inc.:
Series A1 (a)(d)(e)	2,063	117,034
Series A2 (a)(d)(e)	1,615	91,619
Series A3 (a)(d)(e)	92	5,219
Series D (a)(d)(e)	4,504	255,512
Series Seed (a)(d)(e)	617	35,002
(Cost $770,130)		504,386

Convertible Bonds - 0.3%
		Principal Amount (f)	Value ($)
COMMUNICATION SERVICES - 0.3%
Entertainment - 0.3%
Cineplex, Inc. 5.75% 9/30/25 (c) (Cost $2,375,263)	CAD	3,203,000	2,286,620

Money Market Funds - 2.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	373,266	373,341
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	22,378,257	22,380,495
TOTAL MONEY MARKET FUNDS (Cost $22,753,836)		22,753,836

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $523,995,621)	845,630,812
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(22,658,043)
NET ASSETS - 100.0%	822,972,769

Currency Abbreviations
CAD	-	Canadian dollar

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,926,906 or 0.6% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $623,008 or 0.1% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard, Inc.	6/04/21 - 6/30/21	85,688

ApplyBoard, Inc. (non-vtg.)	6/30/21	44,290

ApplyBoard, Inc. Series A1	6/04/21	133,582

ApplyBoard, Inc. Series A2	6/04/21	104,573

ApplyBoard, Inc. Series A3	6/04/21	5,957

ApplyBoard, Inc. Series D	6/04/21	486,066

ApplyBoard, Inc. Series Seed	6/04/21	39,952

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	505,538	30,470,111	30,602,308	17,196	-	-	373,341	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	29,353,183	893,587,576	900,560,264	166,086	-	-	22,380,495	0.1%
Total	29,858,721	924,057,687	931,162,572	183,282	-	-	22,753,836

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	27,759,238	27,759,238	-	-
Consumer Discretionary	56,315,250	56,315,250	-	-
Consumer Staples	81,407,731	81,407,731	-	-
Energy	155,120,566	155,120,566	-	-
Financials	213,143,976	213,143,976	-	-
Health Care	5,899,845	5,899,845	-	-
Industrials	117,479,297	117,479,297	-	-
Information Technology	67,806,257	67,183,248	-	623,009
Materials	94,144,656	94,144,656	-	-
Utilities	1,513,540	1,513,540	-	-

Corporate Bonds	2,286,620	-	2,286,620	-

Money Market Funds	22,753,836	22,753,836	-	-
Total Investments in Securities:	845,630,812	842,721,183	2,286,620	623,009
Fidelity® Canada Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $21,296,454) - See accompanying schedule:
Unaffiliated issuers (cost $501,241,785)	$822,876,976
Fidelity Central Funds (cost $22,753,836)	22,753,836

Total Investment in Securities (cost $523,995,621)		$845,630,812
Receivable for investments sold		133,877
Receivable for fund shares sold		79,039
Dividends receivable		1,326,980
Interest receivable		11,644
Distributions receivable from Fidelity Central Funds		24,064
Prepaid expenses		1,243
Total assets		847,207,659
Liabilities
Payable to custodian bank	$630,407
Payable for investments purchased	43,978
Payable for fund shares redeemed	327,516
Accrued management fee	623,556
Distribution and service plan fees payable	9,602
Other affiliated payables	161,114
Other payables and accrued expenses	61,796
Collateral on securities loaned	22,376,921
Total Liabilities		24,234,890
Net Assets		$822,972,769
Net Assets consist of:
Paid in capital		$476,382,574
Total accumulated earnings (loss)		346,590,195
Net Assets		$822,972,769

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($28,547,580 ÷ 493,896 shares)(a)		$57.80
Maximum offering price per share (100/94.25 of $57.80)		$61.33
Class M :
Net Asset Value and redemption price per share ($6,254,821 ÷ 108,807 shares)(a)		$57.49
Maximum offering price per share (100/96.50 of $57.49)		$59.58
Class C :
Net Asset Value and offering price per share ($844,278 ÷ 14,835 shares)(a)		$56.91
Canada :
Net Asset Value, offering price and redemption price per share ($774,062,446 ÷ 13,312,880 shares)		$58.14
Class I :
Net Asset Value, offering price and redemption price per share ($10,571,236 ÷ 181,653 shares)		$58.19
Class Z :
Net Asset Value, offering price and redemption price per share ($2,692,408 ÷ 46,413 shares)		$58.01
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$23,871,296
Interest		213,515
Income from Fidelity Central Funds (including $166,086 from security lending)		183,282
Income before foreign taxes withheld		$24,268,093
Less foreign taxes withheld		(3,592,804)
Total Income		20,675,289
Expenses
Management fee
Basic fee	$6,094,294
Performance adjustment	1,226,787
Transfer agent fees	1,575,938
Distribution and service plan fees	123,826
Accounting fees	408,208
Custodian fees and expenses	20,923
Independent trustees' fees and expenses	5,098
Registration fees	84,922
Audit	64,953
Legal	1,817
Miscellaneous	4,257
Total expenses before reductions	9,611,023
Expense reductions	(55,182)
Total expenses after reductions		9,555,841
Net Investment income (loss)		11,119,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	21,012,530
Foreign currency transactions	(97,192)
Total net realized gain (loss)		20,915,338
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(17,871,260)
Assets and liabilities in foreign currencies	(2,428)
Total change in net unrealized appreciation (depreciation)		(17,873,688)
Net gain (loss)		3,041,650
Net increase (decrease) in net assets resulting from operations		$14,161,098
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,119,448	$11,825,119
Net realized gain (loss)	20,915,338	24,520,329
Change in net unrealized appreciation (depreciation)	(17,873,688)	(104,988,178)
Net increase (decrease) in net assets resulting from operations	14,161,098	(68,642,730)
Distributions to shareholders	(34,966,270)	(44,124,388)

Share transactions - net increase (decrease)	(43,174,882)	99,770,958

Total increase (decrease) in net assets	(63,980,054)	(12,996,160)

Net Assets
Beginning of period	886,952,823	899,948,983
End of period	$822,972,769	$886,952,823

Financial Highlights
Fidelity Advisor® Canada Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$59.44	$67.23	$46.01	$51.95	$49.75
Income from Investment Operations
Net investment income (loss) A,B	.57	.63	.55	.61	.66
Net realized and unrealized gain (loss)	(.01) C	(5.30)	21.89	(4.38)	4.56
Total from investment operations	.56	(4.67)	22.44	(3.77)	5.22
Distributions from net investment income	(.68)	(.61)	(.63)	(.77)	(.39)
Distributions from net realized gain	(1.52)	(2.51)	(.59)	(1.40)	(2.63)
Total distributions	(2.20)	(3.12)	(1.22)	(2.17)	(3.02)
Net asset value, end of period	$57.80	$59.44	$67.23	$46.01	$51.95
Total Return D,E	.88%	(7.06)%	49.45%	(7.70)%	11.34%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.36%	1.20%	1.12%	1.20%	1.20%
Expenses net of fee waivers, if any	1.36%	1.20%	1.12%	1.20%	1.20%
Expenses net of all reductions	1.35%	1.20%	1.12%	1.19%	1.19%
Net investment income (loss)	.94%	1.00%	.92%	1.27%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$28,548	$31,707	$33,087	$23,395	$30,598
Portfolio turnover rate H	9%	13%	7%	11%	8% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$59.09	$66.84	$45.74	$51.67	$49.46
Income from Investment Operations
Net investment income (loss) A,B	.41	.45	.38	.47	.51
Net realized and unrealized gain (loss)	- C	(5.26)	21.78	(4.36)	4.55
Total from investment operations	.41	(4.81)	22.16	(3.89)	5.06
Distributions from net investment income	(.49)	(.42)	(.47)	(.64)	(.22)
Distributions from net realized gain	(1.52)	(2.51)	(.59)	(1.40)	(2.63)
Total distributions	(2.01)	(2.94) D	(1.06)	(2.04)	(2.85)
Net asset value, end of period	$57.49	$59.09	$66.84	$45.74	$51.67
Total Return E,F	.62%	(7.32)%	49.04%	(7.95)%	11.02%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.63%	1.48%	1.40%	1.47%	1.49%
Expenses net of fee waivers, if any	1.63%	1.48%	1.39%	1.47%	1.48%
Expenses net of all reductions	1.62%	1.48%	1.39%	1.47%	1.48%
Net investment income (loss)	.68%	.72%	.64%	.99%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$6,255	$6,641	$7,829	$5,911	$8,589
Portfolio turnover rate I	9%	13%	7%	11%	8% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$58.39	$65.76	$44.96	$50.61	$48.48
Income from Investment Operations
Net investment income (loss) A,B	.10	.14	.08	.24	.29
Net realized and unrealized gain (loss)	- C	(5.19)	21.46	(4.31)	4.47
Total from investment operations	.10	(5.05)	21.54	(4.07)	4.76
Distributions from net investment income	(.05)	-	(.15)	(.18)	-
Distributions from net realized gain	(1.52)	(2.32)	(.59)	(1.40)	(2.63)
Total distributions	(1.58) D	(2.32)	(.74)	(1.58)	(2.63)
Net asset value, end of period	$56.91	$58.39	$65.76	$44.96	$50.61
Total Return E,F	.10%	(7.79)%	48.31%	(8.39)%	10.53%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.14%	1.99%	1.90%	1.95%	1.92%
Expenses net of fee waivers, if any	2.13%	1.98%	1.90%	1.95%	1.92%
Expenses net of all reductions	2.13%	1.98%	1.90%	1.95%	1.91%
Net investment income (loss)	.16%	.22%	.14%	.51%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$844	$1,109	$1,683	$3,151	$6,226
Portfolio turnover rate I	9%	13%	7%	11%	8% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Canada Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$59.79	$67.62	$46.26	$52.21	$50.02
Income from Investment Operations
Net investment income (loss) A,B	.77	.83	.74	.76	.82
Net realized and unrealized gain (loss)	(.03) C	(5.33)	21.99	(4.38)	4.58
Total from investment operations	.74	(4.50)	22.73	(3.62)	5.40
Distributions from net investment income	(.87)	(.82)	(.78)	(.92)	(.58)
Distributions from net realized gain	(1.52)	(2.51)	(.59)	(1.40)	(2.63)
Total distributions	(2.39)	(3.33)	(1.37)	(2.33) D	(3.21)
Net asset value, end of period	$58.14	$59.79	$67.62	$46.26	$52.21
Total Return E	1.18%	(6.77)%	49.91%	(7.40)%	11.70%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.05%	.89%	.80%	.88%	.88%
Expenses net of fee waivers, if any	1.04%	.88%	.80%	.88%	.88%
Expenses net of all reductions	1.04%	.88%	.80%	.88%	.87%
Net investment income (loss)	1.25%	1.32%	1.24%	1.58%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$774,062	$825,488	$821,617	$612,716	$803,629
Portfolio turnover rate H	9%	13%	7%	11%	8% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$59.84	$67.70	$46.24	$52.11	$49.93
Income from Investment Operations
Net investment income (loss) A,B	.78	.85	.78	.79	.85
Net realized and unrealized gain (loss)	(.03) C	(5.34)	22.00	(4.39)	4.55
Total from investment operations	.75	(4.49)	22.78	(3.60)	5.40
Distributions from net investment income	(.88)	(.86)	(.73)	(.87)	(.59)
Distributions from net realized gain	(1.52)	(2.51)	(.59)	(1.40)	(2.63)
Total distributions	(2.40)	(3.37)	(1.32)	(2.27)	(3.22)
Net asset value, end of period	$58.19	$59.84	$67.70	$46.24	$52.11
Total Return D	1.20%	(6.74)%	50.02%	(7.35)%	11.74%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.03%	.86%	.74%	.81%	.84%
Expenses net of fee waivers, if any	1.03%	.86%	.74%	.81%	.84%
Expenses net of all reductions	1.03%	.86%	.74%	.81%	.83%
Net investment income (loss)	1.27%	1.34%	1.29%	1.65%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$10,571	$16,165	$13,724	$8,392	$14,507
Portfolio turnover rate G	9%	13%	7%	11%	8% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$59.55	$67.38	$46.11	$52.07	$49.94
Income from Investment Operations
Net investment income (loss) A,B	.85	.92	.82	.84	.92
Net realized and unrealized gain (loss)	(.03) C	(5.33)	21.91	(4.37)	4.53
Total from investment operations	.82	(4.41)	22.73	(3.53)	5.45
Distributions from net investment income	(.84)	(.91)	(.87)	(1.03)	(.69)
Distributions from net realized gain	(1.52)	(2.51)	(.59)	(1.40)	(2.63)
Total distributions	(2.36)	(3.42)	(1.46)	(2.43)	(3.32)
Net asset value, end of period	$58.01	$59.55	$67.38	$46.11	$52.07
Total Return D	1.33%	(6.66)%	50.13%	(7.24)%	11.87%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.75%	.66%	.72%	.72%
Expenses net of fee waivers, if any	.91%	.75%	.66%	.72%	.72%
Expenses net of all reductions	.91%	.75%	.66%	.72%	.71%
Net investment income (loss)	1.38%	1.45%	1.38%	1.74%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$2,692	$5,843	$22,010	$15,221	$20,496
Portfolio turnover rate G	9%	13%	7%	11%	8% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$347,459,833
Gross unrealized depreciation	(28,846,274)
Net unrealized appreciation (depreciation)	$318,613,559
Tax Cost	$527,017,253

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,640,053
Undistributed long-term capital gain	$18,340,438
Net unrealized appreciation (depreciation) on securities and other investments	$318,609,706

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$12,611,012	$13,229,283
Long-term Capital Gains	22,355,258	30,895,105
Total	$34,966,270	$44,124,388

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and  in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	78,095,772	139,775,458
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$79,642	$380
Class M	.25%	.25%	34,004	102
Class C	.75%	.25%	10,180	958
			$123,826	$1,440

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,416
Class M	418
Class CA	107
$4,941
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$74,400.23
Class M	17,403.26
Class C	2,608.26
Canada	1,458,610.17
Class I	21,450.16
Class Z	1,467.04
	$1,575,938

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Canada	0.1694
Class I	0.1500

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Canada Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Canada Fund	0.0450

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Canada Fund	441,130	3,356,574	(112,725)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Canada Fund	$1,645
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Canada Fund	$17,938	$-	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$104
Class M	793
Class C	11
$908

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $54,274.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Canada Fund
Distributions to shareholders
Class A	$ 1,149,850	$1,521,087
Class M	223,562	339,044
Class C	28,556	58,947
Canada	32,768,937	40,254,541
Class I	643,345	818,871
Class Z	152,020	1,131,898
Total	$34,966,270	$44,124,388
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Canada Fund
Class A
Shares sold	21,447	91,502	$1,305,304	$5,737,202
Reinvestment of distributions	18,742	23,772	1,102,198	1,449,851
Shares redeemed	(79,708)	(73,975)	(4,871,865)	(4,692,234)
Net increase (decrease)	(39,519)	41,299	$(2,464,363)	$2,494,819
Class M
Shares sold	3,145	6,970	$189,947	$443,908
Reinvestment of distributions	3,795	5,557	222,444	337,743
Shares redeemed	(10,510)	(17,269)	(631,738)	(1,094,130)
Net increase (decrease)	(3,570)	(4,742)	$(219,347)	$(312,479)
Class C
Shares sold	1,809	3,877	$108,691	$245,296
Reinvestment of distributions	490	977	28,556	58,947
Shares redeemed	(6,450)	(11,456)	(390,489)	(711,381)
Net increase (decrease)	(4,151)	(6,602)	$(253,242)	$(407,138)
Canada
Shares sold	602,311	2,660,313	$36,851,268	$168,972,527
Reinvestment of distributions	524,933	619,960	30,971,047	37,922,967
Shares redeemed	(1,620,750)	(1,624,197)	(99,399,772)	(101,772,732)
Net increase (decrease)	(493,506)	1,656,076	$(31,577,457)	$105,122,762
Class I
Shares sold	65,023	238,697	$3,953,919	$15,537,489
Reinvestment of distributions	10,141	12,737	598,723	779,507
Shares redeemed	(163,668)	(183,998)	(10,006,385)	(11,689,703)
Net increase (decrease)	(88,504)	67,436	$(5,453,743)	$4,627,293
Class Z
Shares sold	28,551	156,264	$1,711,374	$10,087,519
Reinvestment of distributions	2,264	18,285	133,088	1,112,618
Shares redeemed	(82,521)	(403,081)	(5,051,192)	(22,954,436)
Net increase (decrease)	(51,706)	(228,532)	$(3,206,730)	$(11,754,299)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® China Region Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.85%	3.46%	3.55%
Class M (incl. 3.50% sales charge)	19.31%	3.63%	3.47%
Class C (incl. contingent deferred sales charge)	22.06%	3.92%	3.55%
Fidelity® China Region Fund	24.34%	5.01%	4.49%
Class I	24.40%	5.01%	4.49%
Class Z	24.55%	5.15%	4.56%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Fidelity® China Region Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Managers Peifang Sun and Ivan Xie:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 23% to 25%, versus 21.06% for both the Fidelity China Region Fund Linked Index and the broad-based MSCI Golden Dragon Net MA Index. From a country standpoint, security selection in China and Taiwan, along with stock picking and an underweight in Hong Kong, contributed to the fund's performance versus the benchmark. By sector, the biggest relative contributor was security selection in communication services. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, and stock selection in consumer discretionary also boosted relative performance. The top individual relative contributor was an overweight in Zijin Mining (+66%), a stock that was among the fund's biggest holdings this period. The second-largest relative contributor was an overweight in Taiwan Semiconductor (+37%), the fund's top holding. An overweight in NetEase (+102%), the portfolio's sixth-largest holding at period end, also helped. In contrast, from a regional standpoint, a non-benchmark allocation to the U.K. detracted modestly from the fund's relative result. By sector, the biggest detractor was security selection in financials. Positioning in the health care and energy sectors also hurt our relative result. Lastly, the fund's position in cash was a notable detractor. The biggest individual relative detractors were overweight positions in Shenzhen YUTO Packaging Technology (-17%) and Meituan (-11%). Meituan was one of the fund's largest holdings. Untimely positioning in MediaTek (+51%) also detracted, as we decreased our stake during the period. Notable changes in positioning include decreased exposure to cash and Hong Kong. By sector, meaningful changes include increased exposure to communication services and a lower allocation to materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	20.4
Tencent Holdings Ltd. (Interactive Media & Services)	9.9
Alibaba Group Holding Ltd. (Broadline Retail)	6.5
AIA Group Ltd. (Insurance)	4.6
Meituan Class B (Hotels, Restaurants & Leisure)	3.4
NetEase, Inc. (Entertainment)	2.8
China Construction Bank Corp. (H Shares) (Banks)	2.7
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.6
PDD Holdings, Inc. ADR (Broadline Retail)	2.5
Kweichow Moutai Co. Ltd. (A Shares) (Beverages)	2.2
57.6

Market Sectors (% of Fund's net assets)

Information Technology	27.1
Consumer Discretionary	21.8
Financials	14.5
Communication Services	14.4
Health Care	5.6
Industrials	4.6
Consumer Staples	4.3
Materials	3.0
Energy	1.8
Real Estate	1.4

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of  October 31, 2023, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® China Region Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 13.4%
Entertainment - 3.1%
NetEase, Inc.	1,190,900	25,487,107
Sea Ltd. ADR (a)	62,600	2,610,420
		28,097,527
Interactive Media & Services - 10.3%
JOYY, Inc. ADR	94,531	3,679,147
Tencent Holdings Ltd.	2,387,700	88,365,807
		92,044,954
TOTAL COMMUNICATION SERVICES		120,142,481
CONSUMER DISCRETIONARY - 21.8%
Automobile Components - 0.6%
Fuyao Glass Industries Group Co. Ltd. (H Shares) (b)	1,255,200	5,722,572
Automobiles - 2.7%
BYD Co. Ltd. (H Shares)	290,000	8,818,937
Guangzhou Automobile Group Co. Ltd. (H Shares)	9,646,000	4,519,132
Li Auto, Inc. ADR (a)	309,700	10,470,957
		23,809,026
Broadline Retail - 9.0%
Alibaba Group Holding Ltd. (a)	5,675,200	58,426,633
PDD Holdings, Inc. ADR (a)	220,105	22,323,049
		80,749,682
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	69,100	4,525,359
Hotels, Restaurants & Leisure - 6.1%
Galaxy Entertainment Group Ltd.	1,317,000	7,403,471
Meituan Class B (a)(b)	2,163,358	30,665,630
Trip.com Group Ltd. (a)	144,000	4,907,754
Trip.com Group Ltd. ADR (a)	330,400	11,233,600
		54,210,455
Household Durables - 1.0%
Haier Smart Home Co. Ltd. (A Shares)	2,981,127	9,059,627
Textiles, Apparel & Luxury Goods - 1.9%
Li Ning Co. Ltd.	1,458,000	4,467,901
LVMH Moet Hennessy Louis Vuitton SE	9,600	6,872,933
Shenzhou International Group Holdings Ltd.	555,300	5,454,419
		16,795,253
TOTAL CONSUMER DISCRETIONARY		194,871,974
CONSUMER STAPLES - 4.3%
Beverages - 2.7%
Kweichow Moutai Co. Ltd. (A Shares)	84,845	19,544,405
Wuliangye Yibin Co. Ltd. (A Shares)	232,360	4,954,170
		24,498,575
Food Products - 0.8%
Uni-President Enterprises Corp.	3,562,000	7,467,137
Personal Care Products - 0.8%
Proya Cosmetics Co. Ltd.:
(A Shares)	374,164	5,313,792
(A Shares)	109,100	1,549,414
		6,863,206
TOTAL CONSUMER STAPLES		38,828,918
ENERGY - 1.8%
Energy Equipment & Services - 1.6%
China Oilfield Services Ltd. (H Shares)	12,112,000	14,320,256
Oil, Gas & Consumable Fuels - 0.2%
PetroChina Co. Ltd. (H Shares)	3,152,000	2,057,360
TOTAL ENERGY		16,377,616
FINANCIALS - 14.5%
Banks - 6.2%
China Construction Bank Corp. (H Shares)	42,977,610	24,306,335
E.SUN Financial Holdings Co. Ltd.	11,208,185	8,252,271
Industrial & Commercial Bank of China Ltd. (H Shares)	48,698,000	23,338,262
		55,896,868
Capital Markets - 0.9%
Hong Kong Exchanges and Clearing Ltd.	227,000	7,941,062
Financial Services - 1.0%
Far East Horizon Ltd.	13,122,500	9,233,472
Insurance - 6.4%
AIA Group Ltd.	4,747,000	41,222,037
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,937,000	7,234,918
Ping An Insurance Group Co. of China Ltd. (H Shares)	955,500	4,846,751
Prudential PLC	359,500	3,759,072
		57,062,778
TOTAL FINANCIALS		130,134,180
HEALTH CARE - 5.4%
Biotechnology - 1.5%
Innovent Biologics, Inc. (a)(b)	1,021,000	6,016,920
Zai Lab Ltd. (a)	986,000	2,516,327
Zai Lab Ltd. ADR (a)(c)	182,900	4,609,080
		13,142,327
Health Care Equipment & Supplies - 1.4%
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (a)(b)	2,176,600	1,176,411
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	281,510	11,005,191
		12,181,602
Life Sciences Tools & Services - 1.8%
Pharmaron Beijing Co. Ltd. (H Shares) (b)	922,350	2,201,769
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	346,500	4,163,733
Wuxi Biologics (Cayman), Inc. (a)(b)	1,622,500	10,088,286
		16,453,788
Pharmaceuticals - 0.7%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (b)(c)	481,440	6,260,803
TOTAL HEALTH CARE		48,038,520
INDUSTRIALS - 4.6%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Class A (a)(d)(e)	10,000	810,000
Air Freight & Logistics - 0.9%
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	308,329	2,741,086
ZTO Express, Inc. sponsored ADR	220,200	5,190,114
		7,931,200
Construction & Engineering - 0.6%
China State Construction International Holdings Ltd.	5,064,000	5,424,254
Electrical Equipment - 0.3%
Sungrow Power Supply Co. Ltd. (A Shares)	191,634	2,208,808
Machinery - 2.2%
Shenzhen Inovance Technology Co. Ltd. (A Shares)	546,613	4,519,294
Sinotruk Hong Kong Ltd.	2,086,000	3,928,988
Techtronic Industries Co. Ltd.	454,500	4,149,369
Weichai Power Co. Ltd. (H Shares)	3,298,000	4,936,519
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	693,784	2,539,719
		20,073,889
Professional Services - 0.5%
Centre Testing International Group Co. Ltd. (A Shares)	2,100,000	4,345,951
TOTAL INDUSTRIALS		40,794,102
INFORMATION TECHNOLOGY - 25.9%
Electronic Equipment, Instruments & Components - 1.2%
E Ink Holdings, Inc.	366,000	1,902,877
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,213,000	6,600,085
Yageo Corp.	130,000	2,117,828
		10,620,790
IT Services - 0.3%
Vnet Group, Inc. ADR (a)	913,783	2,937,812
Semiconductors & Semiconductor Equipment - 24.2%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	213,991	5,013,260
eMemory Technology, Inc.	159,481	9,984,020
MediaTek, Inc.	197,000	5,137,614
Micron Technology, Inc.	102,100	6,827,427
NAURA Technology Group Co. Ltd.	80,500	2,823,838
Parade Technologies Ltd.	113,000	3,702,065
Taiwan Semiconductor Manufacturing Co. Ltd.	11,192,000	182,652,773
		216,140,997
Software - 0.2%
LongShine Technology Group Co. Ltd. (A Shares)	808,100	2,066,456
TOTAL INFORMATION TECHNOLOGY		231,766,055
MATERIALS - 3.0%
Chemicals - 0.1%
Weihai Guangwei Composites Co. Ltd. (A Shares)	169,692	594,432
Construction Materials - 0.2%
West China Cement Ltd.	24,942,000	2,265,783
Containers & Packaging - 0.6%
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	1,464,571	5,258,507
Metals & Mining - 2.1%
Zijin Mining Group Co. Ltd. (H Shares)	12,278,000	18,992,984
TOTAL MATERIALS		27,111,706
REAL ESTATE - 1.2%
Real Estate Management & Development - 1.2%
China Resources Mixc Lifestyle Services Ltd. (b)	1,142,000	4,455,420
KE Holdings, Inc. ADR	402,170	5,915,921
		10,371,341
TOTAL COMMON STOCKS (Cost $782,014,049)		858,436,893

Preferred Stocks - 2.6%
	Shares	Value ($)
Convertible Preferred Stocks - 1.4%
COMMUNICATION SERVICES - 1.0%
Interactive Media & Services - 1.0%
ByteDance Ltd. Series E1 (a)(d)(e)	38,752	9,054,405

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	275,211	1,620,993

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
ZKH Group Ltd. Series F (d)(e)	3,131,343	1,158,597

TOTAL CONVERTIBLE PREFERRED STOCKS		11,833,995
Nonconvertible Preferred Stocks - 1.2%
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd.	273,930	10,920,368

TOTAL PREFERRED STOCKS (Cost $21,962,567)		22,754,363

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	13,691,212	13,693,950
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	6,127,021	6,127,633
TOTAL MONEY MARKET FUNDS (Cost $19,821,583)		19,821,583

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $823,798,199)	901,012,839
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(6,054,296)
NET ASSETS - 100.0%	894,958,543

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,751,544 or 7.9% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,643,995 or 1.4% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	4,246,219

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	3,908,863

Space Exploration Technologies Corp. Class A	2/16/21	419,990

ZKH Group Ltd. Series F	2/24/22	1,771,978

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	31,370,924	231,802,061	249,479,035	1,088,531	-	-	13,693,950	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	4,494,305	121,208,651	119,575,323	87,862	-	-	6,127,633	0.0%
Total	35,865,229	353,010,712	369,054,358	1,176,393	-	-	19,821,583

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	129,196,886	6,289,567	113,852,914	9,054,405
Consumer Discretionary	194,871,974	48,552,965	146,319,009	-
Consumer Staples	38,828,918	-	38,828,918	-
Energy	16,377,616	-	16,377,616	-
Financials	130,134,180	-	130,134,180	-
Health Care	49,659,513	4,609,080	43,429,440	1,620,993
Industrials	40,794,102	5,190,114	34,793,988	810,000
Information Technology	242,686,423	9,765,239	232,921,184	-
Materials	27,111,706	-	27,111,706	-
Real Estate	11,529,938	5,915,921	4,455,420	1,158,597

Money Market Funds	19,821,583	19,821,583	-	-
Total Investments in Securities:	901,012,839	100,144,469	788,224,375	12,643,995

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Communication Services
Beginning Balance	$6,084,839
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,969,566
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$9,054,405
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$2,969,566
Other Investments in Securities
Beginning Balance	$4,940,670
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(1,351,080)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$3,589,590
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$(1,351,080)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Fidelity® China Region Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $5,912,829) - See accompanying schedule:
Unaffiliated issuers (cost $803,976,616)	$881,191,256
Fidelity Central Funds (cost $19,821,583)	19,821,583

Total Investment in Securities (cost $823,798,199)		$901,012,839
Foreign currency held at value (cost $5,836)		5,836
Receivable for investments sold		1,682,981
Receivable for fund shares sold		174,815
Dividends receivable		162,953
Distributions receivable from Fidelity Central Funds		116,159
Prepaid expenses		1,422
Other receivables		16,920
Total assets		903,173,925
Liabilities
Payable for investments purchased	$356,168
Payable for fund shares redeemed	855,302
Accrued management fee	513,219
Distribution and service plan fees payable	11,506
Other affiliated payables	181,997
Other payables and accrued expenses	169,557
Collateral on securities loaned	6,127,633
Total Liabilities		8,215,382
Net Assets		$894,958,543
Net Assets consist of:
Paid in capital		$1,004,828,771
Total accumulated earnings (loss)		(109,870,228)
Net Assets		$894,958,543

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($21,354,002 ÷ 697,241 shares)(a)		$30.63
Maximum offering price per share (100/94.25 of $30.63)		$32.50
Class M :
Net Asset Value and redemption price per share ($6,610,115 ÷ 217,841 shares)(a)		$30.34
Maximum offering price per share (100/96.50 of $30.34)		$31.44
Class C :
Net Asset Value and offering price per share ($4,833,564 ÷ 166,480 shares)(a)		$29.03
China Region :
Net Asset Value, offering price and redemption price per share ($809,282,920 ÷ 26,014,646 shares)		$31.11
Class I :
Net Asset Value, offering price and redemption price per share ($26,682,737 ÷ 864,487 shares)		$30.87
Class Z :
Net Asset Value, offering price and redemption price per share ($26,195,205 ÷ 847,738 shares)		$30.90
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$20,920,374
Income from Fidelity Central Funds (including $87,862 from security lending)		1,176,393
Income before foreign taxes withheld		$22,096,767
Less foreign taxes withheld		(2,231,765)
Total Income		19,865,002
Expenses
Management fee	$7,033,238
Transfer agent fees	1,926,839
Distribution and service plan fees	175,795
Accounting fees	463,145
Custodian fees and expenses	266,823
Independent trustees' fees and expenses	6,157
Registration fees	105,870
Audit	87,948
Legal	1,997
Miscellaneous	5,308
Total expenses before reductions	10,073,120
Expense reductions	(64,762)
Total expenses after reductions		10,008,358
Net Investment income (loss)		9,856,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(42,448,916)
Foreign currency transactions	123,639
Total net realized gain (loss)		(42,325,277)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	222,679,469
Assets and liabilities in foreign currencies	316,485
Total change in net unrealized appreciation (depreciation)		222,995,954
Net gain (loss)		180,670,677
Net increase (decrease) in net assets resulting from operations		$190,527,321
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,856,644	$8,621,218
Net realized gain (loss)	(42,325,277)	(142,874,829)
Change in net unrealized appreciation (depreciation)	222,995,954	(593,880,795)
Net increase (decrease) in net assets resulting from operations	190,527,321	(728,134,406)
Distributions to shareholders	(10,463,693)	(163,021,571)

Share transactions - net increase (decrease)	(76,688,681)	(137,715,540)

Total increase (decrease) in net assets	103,374,947	(1,028,871,517)

Net Assets
Beginning of period	791,583,596	1,820,455,113
End of period	$894,958,543	$791,583,596

Financial Highlights
Fidelity Advisor® China Region Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.85	$50.32	$50.90	$35.86	$28.73
Income from Investment Operations
Net investment income (loss) A,B	.22	.14	.06	.08	.15
Net realized and unrealized gain (loss)	5.75 C	(20.99)	1.95	15.11	7.10
Total from investment operations	5.97	(20.85)	2.01	15.19	7.25
Distributions from net investment income	(.19)	-	(.44)	(.15)	(.12)
Distributions from net realized gain	-	(4.62)	(2.16)	-	-
Total distributions	(.19)	(4.62)	(2.59) D	(.15)	(.12)
Net asset value, end of period	$30.63	$24.85	$50.32	$50.90	$35.86
Total Return E,F	23.98% C	(45.20)%	3.65%	42.52%	25.30%
Ratios to Average Net Assets A,G,H
Expenses before reductions	1.25%	1.23%	1.21%	1.24%	1.27%
Expenses net of fee waivers, if any	1.25%	1.22%	1.21%	1.24%	1.26%
Expenses net of all reductions	1.25%	1.22%	1.21%	1.22%	1.26%
Net investment income (loss)	.66%	.38%	.11%	.18%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$21,354	$19,362	$45,301	$39,303	$29,963
Portfolio turnover rate I	24%	20%	60%	60%	80%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 23.96%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.61	$50.02	$50.64	$35.66	$28.55
Income from Investment Operations
Net investment income (loss) A,B	.13	.03	(.10)	(.05)	.04
Net realized and unrealized gain (loss)	5.69 C	(20.82)	1.96	15.04	7.07
Total from investment operations	5.82	(20.79)	1.86	14.99	7.11
Distributions from net investment income	(.09)	-	(.32)	(.01)	-
Distributions from net realized gain	-	(4.62)	(2.16)	-	-
Total distributions	(.09)	(4.62)	(2.48)	(.01)	-
Net asset value, end of period	$30.34	$24.61	$50.02	$50.64	$35.66
Total Return D,E	23.64% C	(45.37)%	3.36%	42.04%	24.90%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.52%	1.53%	1.50%	1.56%	1.59%
Expenses net of fee waivers, if any	1.52%	1.53%	1.50%	1.56%	1.59%
Expenses net of all reductions	1.51%	1.53%	1.50%	1.53%	1.58%
Net investment income (loss)	.40%	.08%	(.18)%	(.13)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$6,610	$5,803	$12,623	$12,028	$9,251
Portfolio turnover rate H	24%	20%	60%	60%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 23.62%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.59	$48.34	$49.10	$34.71	$27.90
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.13)	(.35)	(.22)	(.09)
Net realized and unrealized gain (loss)	5.46 C	(20.00)	1.92	14.61	6.90
Total from investment operations	5.44	(20.13)	1.57	14.39	6.81
Distributions from net investment income	-	-	(.17)	-	-
Distributions from net realized gain	-	(4.62)	(2.16)	-	-
Total distributions	-	(4.62)	(2.33)	-	-
Net asset value, end of period	$29.03	$23.59	$48.34	$49.10	$34.71
Total Return D,E	23.06% C	(45.60)%	2.89%	41.46%	24.41%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.97%	1.96%	1.96%	1.98%	2.00%
Expenses net of fee waivers, if any	1.96%	1.96%	1.96%	1.98%	2.00%
Expenses net of all reductions	1.96%	1.96%	1.96%	1.96%	1.99%
Net investment income (loss)	(.05)%	(.36)%	(.65)%	(.55)%	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,834	$5,784	$13,168	$11,308	$9,437
Portfolio turnover rate H	24%	20%	60%	60%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 23.04%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® China Region Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.28	$51.03	$51.53	$36.30	$29.11
Income from Investment Operations
Net investment income (loss) A,B	.32	.25	.23	.21	.25
Net realized and unrealized gain (loss)	5.85 C	(21.32)	1.97	15.28	7.19
Total from investment operations	6.17	(21.07)	2.20	15.49	7.44
Distributions from net investment income	(.34)	(.06)	(.54)	(.26)	(.25)
Distributions from net realized gain	-	(4.62)	(2.16)	-	-
Total distributions	(.34)	(4.68)	(2.70)	(.26)	(.25)
Net asset value, end of period	$31.11	$25.28	$51.03	$51.53	$36.30
Total Return D	24.34% C	(45.04)%	3.97%	42.95%	25.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	.94%	.91%	.93%	.95%
Expenses net of fee waivers, if any	.95%	.93%	.91%	.93%	.95%
Expenses net of all reductions	.95%	.93%	.91%	.91%	.95%
Net investment income (loss)	.96%	.67%	.41%	.49%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$809,283	$736,185	$1,609,326	$1,518,404	$1,093,827
Portfolio turnover rate G	24%	20%	60%	60%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 24.32%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.07	$50.63	$51.16	$36.05	$28.90
Income from Investment Operations
Net investment income (loss) A,B	.32	.25	.22	.20	.25
Net realized and unrealized gain (loss)	5.82 C	(21.15)	1.96	15.17	7.13
Total from investment operations	6.14	(20.90)	2.18	15.37	7.38
Distributions from net investment income	(.34)	(.04)	(.55)	(.26)	(.23)
Distributions from net realized gain	-	(4.62)	(2.16)	-	-
Total distributions	(.34)	(4.66)	(2.71)	(.26)	(.23)
Net asset value, end of period	$30.87	$25.07	$50.63	$51.16	$36.05
Total Return D	24.40% C	(45.05)%	3.96%	42.91%	25.71%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.94%	.93%	.93%	.95%	.97%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.95%	.96%
Expenses net of all reductions	.93%	.93%	.93%	.93%	.96%
Net investment income (loss)	.98%	.68%	.39%	.48%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$26,683	$20,509	$68,464	$47,688	$27,410
Portfolio turnover rate G	24%	20%	60%	60%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 24.38%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.02	$50.57	$51.07	$36.00	$28.91
Income from Investment Operations
Net investment income (loss) A,B	.36	.30	.29	.26	.30
Net realized and unrealized gain (loss)	5.80 C	(21.10)	1.95	15.14	7.11
Total from investment operations	6.16	(20.80)	2.24	15.40	7.41
Distributions from net investment income	(.28)	(.12)	(.59)	(.33)	(.32)
Distributions from net realized gain	-	(4.62)	(2.16)	-	-
Total distributions	(.28)	(4.75) D	(2.74) D	(.33)	(.32)
Net asset value, end of period	$30.90	$25.02	$50.57	$51.07	$36.00
Total Return E	24.55% C	(44.97)%	4.09%	43.13%	25.86%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.81%	.80%	.80%	.81%	.82%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.81%	.82%
Expenses net of all reductions	.80%	.80%	.80%	.79%	.81%
Net investment income (loss)	1.11%	.81%	.52%	.61%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$26,195	$3,940	$71,573	$71,121	$46,861
Portfolio turnover rate H	24%	20%	60%	60%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 24.53%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$12,643,995	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	13.1	Increase
			Enterprise value/Revenue multiple (EV/R)	1.2 - 4.0 / 3.6	Increase
		Black scholes	Discount rate	4.9%	Increase
			Volatility	60.0%	Increase
			Term	3.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain corporate actions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$221,938,876
Gross unrealized depreciation	(169,580,274)
Net unrealized appreciation (depreciation)	$52,358,602
Tax Cost	$848,654,237

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,609,616
Capital loss carryforward	$(178,833,304)
Net unrealized appreciation (depreciation) on securities and other investments	$52,353,460

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(114,807,939)
Long-term	(64,025,365)
Total capital loss carryforward	$(178,833,304)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$10,463,693	$1,969,102
Long-term Capital Gains	-	161,052,469
Total	$10,463,693	$163,021,571

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	237,817,118	289,360,955
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$64,515	$1,799
Class M	.25%	.25%	40,584	119
Class C	.75%	.25%	70,696	11,664
			$175,795	$13,582

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,917
Class M	1,200
Class CA	75
$6,192
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$61,296.24
Class M	20,662.26
Class C	14,059.20
China Region	1,765,751.19
Class I	60,215.17
Class Z	4,856.04
	$1,926,839

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
China Region	0.1844
Class I	0.1762

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity China Region Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity China Region Fund	0.0445

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity China Region Fund	$1,898

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity China Region Fund	8,857,783	7,416,141	2,011,677

Other. During the period, FMR reimbursed the Fund $254,190 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity China Region Fund	$1,906
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity China Region Fund	$9,129	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,236. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$497
Class M	674
Class C	60
$1,231

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $62,295.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity China Region Fund
Distributions to shareholders
Class A	$147,676	$4,134,709
Class M	22,086	1,142,842
Class C	-	1,227,041
China Region	9,963,708	144,410,750
Class I	287,558	5,718,145
Class Z	42,665	6,388,084
Total	$10,463,693	$163,021,571
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity China Region Fund
Class A
Shares sold	213,022	167,076	$7,300,449	$6,290,832
Reinvestment of distributions	4,346	93,787	141,383	3,954,050
Shares redeemed	(299,344)	(381,933)	(9,796,907)	(12,663,126)
Net increase (decrease)	(81,976)	(121,070)	$(2,355,075)	$(2,418,244)
Class M
Shares sold	55,083	14,193	$1,982,190	$518,243
Reinvestment of distributions	682	27,154	22,023	1,136,944
Shares redeemed	(73,707)	(57,927)	(2,410,361)	(2,269,682)
Net increase (decrease)	(17,942)	(16,580)	$(406,148)	$(614,495)
Class C
Shares sold	85,870	52,147	$2,816,391	$1,830,320
Reinvestment of distributions	-	28,637	-	1,153,507
Shares redeemed	(164,625)	(107,986)	(5,078,761)	(4,068,826)
Net increase (decrease)	(78,755)	(27,202)	$(2,262,370)	$(1,084,999)
China Region
Shares sold	4,425,610	4,318,983	$152,711,723	$163,821,858
Reinvestment of distributions	285,364	3,187,084	9,405,600	136,311,566
Shares redeemed	(7,820,514)	(9,920,317)	(259,958,996)	(380,571,112)
Net increase (decrease)	(3,109,540)	(2,414,250)	$(97,841,673)	$(80,437,688)
Class I
Shares sold	909,474	518,992	$31,717,017	$19,260,467
Reinvestment of distributions	7,396	117,730	241,861	4,994,105
Shares redeemed	(870,332)	(1,171,014)	(29,080,141)	(44,285,642)
Net increase (decrease)	46,538	(534,292)	$2,878,737	$(20,031,070)
Class Z
Shares sold	915,990	625,286	$30,707,964	$23,658,178
Reinvestment of distributions	1,256	148,353	41,047	6,272,360
Shares redeemed	(226,966)	(2,031,604)	(7,451,163)	(63,059,582)
Net increase (decrease)	690,280	(1,257,965)	$23,297,848	$(33,129,044)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Emerging Asia Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	18.99%	7.20%	5.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Fidelity® Emerging Asia Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Xiaoting Zhao:
For the fiscal year ending October 31, 2023, the fund gained 18.99%, versus 13.52% for both the Fidelity Emerging Asia Fund Linked Index and the broad-based MSCI AC Asia Ex Japan (Net Mass) Linked Index. From a regional standpoint, positioning in emerging markets, primarily in India and South Korea, and a non-benchmark allocation to the United States meaningfully contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to relative performance was stock selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry. Not holding any utilities stocks, the weakest-performing benchmark sector, also boosted relative performance. Further lifting the fund's relative result were stock selection and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. The top individual relative contributor was an overweight in PDD Holdings (+87%), a stock that was among the fund's biggest positions. The second-largest relative contributor was an overweight in Zomato (+66%), also among our largest holdings. A non-benchmark stake in Nvidia gained about 205% and notably helped as well. We decreased our position in Nvidia during the 12-month period. In contrast, from a regional standpoint, non-benchmark allocations to Europe ex-U.K., primarily in Netherlands and Switzerland, detracted from the fund's relative result. By sector, the biggest detractors from performance versus the benchmark were stock picks and an underweight in communication services. Picks in industrials and materials also hurt. The biggest individual relative detractor was an underweight in Tencent Holdings (+50%), a stock that was not held at period end. The second-largest relative detractor was our non-benchmark stake in Adyen (-61%). This was a stake we established this period. Our overweight stake in Sungrow Power Supply (-21%) also hurt. The stock was not held at period end. Notable changes in positioning include decreased exposure to Japan and a higher allocation to South Korea. By sector, meaningful positioning changes include decreased exposure to the industrials sector and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Asia Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	8.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.7
PDD Holdings, Inc. ADR (China, Broadline Retail)	5.3
Zomato Ltd. (India, Hotels, Restaurants & Leisure)	4.2
Alibaba Group Holding Ltd. (China, Broadline Retail)	3.9
MakeMyTrip Ltd. (India, Hotels, Restaurants & Leisure)	3.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.8
Sea Ltd. ADR (Singapore, Entertainment)	2.7
HDFC Bank Ltd. (India, Banks)	2.4
One97 Communications Ltd. (India, Financial Services)	2.4
41.3

Market Sectors (% of Fund's net assets)

Information Technology	29.3
Consumer Discretionary	25.1
Financials	14.3
Health Care	13.0
Communication Services	6.4
Industrials	5.3
Energy	2.8
Materials	1.2
Consumer Staples	0.8
Real Estate	0.4

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Emerging Asia Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
China - 32.4%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	260,300	6,098,161
AK Medical Holdings Ltd. (a)	2,834,000	2,758,943
Akeso, Inc. (a)(b)	612,697	3,440,634
Alibaba Group Holding Ltd. (b)	2,916,218	30,022,695
Alibaba Group Holding Ltd. sponsored ADR (b)	50,635	4,179,413
Asymchem Laboratories Tianjin Co. Ltd.:
(A Shares)	217,600	4,491,399
(H Shares) (a)	208,200	2,707,501
Baidu, Inc. Class A (b)	103,600	1,360,145
BC Technology Group Ltd. (b)	1,490,217	668,882
Beijing Chunlizhengda Medical Instruments Co. Ltd.	742,200	3,068,601
Beijing Sinohytec Co. Ltd. (A Shares)	589,232	3,967,443
BYD Co. Ltd.:
(A Shares)	94,500	3,084,159
(H Shares)	624,244	18,983,341
Empyrean Technology Co. Ltd. (A Shares)	220,400	3,115,605
Estun Automation Co. Ltd. (A Shares)	3,160,900	8,131,187
Glodon Co. Ltd. (A Shares)	1,160,040	2,923,963
GRG Metrology & Test Co. Ltd. (A Shares)	1,041,390	2,002,888
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	529,932	4,485,646
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	445,297	4,063,452
Hundsun Technologies, Inc. (A Shares)	1,103,786	4,701,245
Innovent Biologics, Inc. (a)(b)	675,585	3,981,333
Joinn Laboratories China Co. Ltd. (A Shares)	831,860	3,048,381
JOYY, Inc. ADR	15,100	587,692
Kangji Medical Holdings Ltd. (c)	1,511,945	1,241,892
Kindstar Globalgene Technology, Inc. (a)(b)	6,775,265	1,342,698
Maxscend Microelectronics Co. Ltd. (A Shares)	160,800	3,318,168
Meituan Class B (a)(b)	1,043,900	14,797,297
Microport Cardioflow Medtech Corp. (a)(b)(c)	12,173,311	2,864,872
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (a)(b)	1,296,269	700,609
Ming Yuan Cloud Group Holdings Ltd. (b)(c)	7,847,504	3,281,311
NAURA Technology Group Co. Ltd.	82,297	2,886,874
NXP Semiconductors NV	38,562	6,649,246
PDD Holdings, Inc. ADR (b)	454,538	46,099,244
RLX Technology, Inc. ADR (b)(c)	746,592	1,269,206
SG Micro Corp. (A Shares)	88,340	1,083,438
Shandong Weigao Orthopaedic Device Co. Ltd. (A Shares)	375,000	2,122,285
Shanghai Aohua Photoelectricity Endoscope Co. Ltd. (A Shares) (b)	179,400	1,624,992
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (b)	393,789	15,394,562
Silergy Corp.	250,000	2,232,739
Smoore International Holdings Ltd. (a)(c)	2,133,176	1,643,949
SonoScape Medical Corp.	227,900	1,502,999
Tofflon Science & Technology Group Co. Ltd. (A Shares)	1,291,500	3,349,147
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	2,490,882	1,412,971
Weihai Guangwei Composites Co. Ltd. (A Shares)	1,026,336	3,595,260
WuXi AppTec Co. Ltd. (H Shares) (a)(c)	1,410,110	16,944,652
Wuxi Biologics (Cayman), Inc. (a)(b)	3,280,843	20,399,435
Zai Lab Ltd. ADR (b)	121,950	3,073,140
TOTAL CHINA		280,703,695
Hong Kong - 2.1%
AIA Group Ltd.	1,865,975	16,203,769
Huanxi Media Group Ltd. (b)(c)	19,829,015	1,823,531
TOTAL HONG KONG		18,027,300
India - 26.0%
Amber Enterprises India Ltd. (b)	79,174	2,791,576
Aster DM Healthcare Ltd. (a)(b)	663,051	2,627,155
Bajaj Finance Ltd.	95,102	8,558,489
Campus Activewear Ltd. (b)	460,245	1,470,857
Computer Age Management Services Private Ltd.	381,639	10,298,533
Delhivery Private Ltd. (b)	1,590,016	7,890,825
Devyani International Ltd. (b)	1,617,292	3,492,707
HDFC Asset Management Co. Ltd. (a)	341,088	11,200,460
HDFC Bank Ltd.	1,192,274	21,150,065
HDFC Standard Life Insurance Co. Ltd. (a)	1,191,089	8,845,580
Hindustan Aeronautics Ltd.	326,067	7,133,775
Kotak Mahindra Bank Ltd.	198,506	4,148,501
Larsen & Toubro Ltd.	137,800	4,847,865
MakeMyTrip Ltd. (b)	667,045	25,834,653
One97 Communications Ltd. (b)	1,857,407	20,549,951
Page Industries Ltd.	5,450	2,475,661
Reliance Industries Ltd.	878,996	24,163,263
Sapphire Foods India Ltd. (b)	304,805	4,744,878
SRF Ltd.	130,364	3,436,511
Tata Motors Ltd.	1,092,284	8,247,585
Ultratech Cement Ltd.	35,600	3,601,793
Vijaya Diagnostic Centre Pvt Ltd.	196,617	1,385,075
Zomato Ltd. (b)	29,037,091	36,715,929
TOTAL INDIA		225,611,687
Indonesia - 1.8%
PT Bank Central Asia Tbk	16,247,993	8,951,355
PT Bank Rakyat Indonesia (Persero) Tbk	20,258,698	6,334,569
TOTAL INDONESIA		15,285,924
Japan - 0.6%
Money Forward, Inc. (b)	215,186	5,435,175
Korea (South) - 12.1%
ASICLAND Co. Ltd. (d)	700	12,938
Coupang, Inc. Class A (b)	292,368	4,970,256
Delivery Hero AG (a)(b)	292,551	7,419,871
Gabia, Inc.	128,155	1,382,639
Kakao Corp.	119,168	3,353,870
Kakao Pay Corp. (b)	181,764	4,626,942
Kia Corp.	50,188	2,863,063
LG Energy Solution (b)	3,400	973,229
NAVER Corp.	97,111	13,556,301
Samsung Electronics Co. Ltd.	995,267	49,465,857
SK Hynix, Inc.	192,535	16,695,363
TOTAL KOREA (SOUTH)		105,320,329
Netherlands - 0.9%
Adyen BV (a)(b)	5,547	3,741,374
ASML Holding NV (Netherlands)	7,402	4,449,493
TOTAL NETHERLANDS		8,190,867
Russia - 0.2%
Yandex NV Series A (b)(c)(e)	153,309	1,671,068
Singapore - 3.7%
Oversea-Chinese Banking Corp. Ltd.	528,017	4,895,307
Sea Ltd. ADR (b)	554,842	23,136,911
United Overseas Bank Ltd.	192,400	3,795,032
TOTAL SINGAPORE		31,827,250
Switzerland - 0.6%
Yunnan Botanee Bio-Technology Group Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 3/10/25 (a)(b)	179,025	1,948,940
Zwsoft Co. Ltd. Guangzhou ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 9/25/25 (a)(b)	202,088	2,999,589
TOTAL SWITZERLAND		4,948,529
Taiwan - 9.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,268,892	69,668,064
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	91,553	7,901,939
Unimicron Technology Corp.	1,731,000	7,714,166
TOTAL TAIWAN		85,284,169
United Kingdom - 0.8%
Endava PLC ADR (b)	143,872	7,216,620
United States of America - 5.3%
EPAM Systems, Inc. (b)	32,273	7,021,637
Frontage Holdings Corp. (a)(b)	16,890,490	4,202,779
Micron Technology, Inc.	192,817	12,893,673
NVIDIA Corp.	19,929	8,127,046
ON Semiconductor Corp. (b)	92,724	5,808,231
Snap, Inc. Class A (b)	379,823	3,802,028
Space Exploration Technologies Corp. Class A (b)(e)(f)	11,000	891,000
Teradyne, Inc.	42,388	3,529,649
TOTAL UNITED STATES OF AMERICA		46,276,043
Vietnam - 0.3%
Vietnam Dairy Products Corp.	1,043,400	2,889,818
TOTAL COMMON STOCKS (Cost $819,957,479)		838,688,474

Preferred Stocks - 2.0%
	Shares	Value ($)
Convertible Preferred Stocks - 1.1%
China - 1.1%
ByteDance Ltd. Series E1 (b)(e)(f)	23,366	5,459,466
dMed Biopharmaceutical Co. Ltd. Series C (b)(e)(f)	128,423	756,411
ZKH Group Ltd. Series F (e)(f)	8,603,093	3,183,144
		9,399,021
Nonconvertible Preferred Stocks - 0.9%
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	191,205	7,622,491
TOTAL PREFERRED STOCKS (Cost $15,761,699)		17,021,512

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	8,973,390	8,975,185
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	16,832,852	16,834,536
TOTAL MONEY MARKET FUNDS (Cost $25,809,720)		25,809,721

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $861,528,898)	881,519,707
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(13,866,231)
NET ASSETS - 100.0%	867,653,476

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $115,980,642 or 13.4% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Level 3 security
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,290,021 or 1.2% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	2,560,310

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,824,011

Space Exploration Technologies Corp. Class A	2/16/21	461,989

ZKH Group Ltd. Series F	2/24/22	4,868,356

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	180,369	297,117,599	288,322,783	528,614	-	-	8,975,185	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	32,545,160	253,143,357	268,853,982	701,320	-	1	16,834,536	0.1%
Total	32,725,529	550,260,956	557,176,765	1,229,934	-	1	25,809,721

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	54,751,012	27,526,631	20,093,847	7,130,534
Consumer Discretionary	218,193,185	88,503,437	129,689,748	-
Consumer Staples	7,751,913	1,269,206	6,482,707	-
Energy	24,163,263	-	24,163,263	-
Financials	123,670,276	-	123,670,276	-
Health Care	112,991,564	3,073,140	109,162,013	756,411
Industrials	46,136,745	-	45,245,745	891,000
Information Technology	254,235,320	59,148,041	195,087,279	-
Materials	10,633,564	-	10,633,564	-
Real Estate	3,183,144	-	-	3,183,144

Money Market Funds	25,809,721	25,809,721	-	-
Total Investments in Securities:	881,519,707	205,330,176	664,228,442	11,961,089

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$12,231,826
Net Realized Gain (Loss) on Investment Securities	(8,816,223)
Net Unrealized Gain (Loss) on Investment Securities	9,439,600
Cost of Purchases	-
Proceeds of Sales	(894,114)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$11,961,089
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$975,891

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Fidelity® Emerging Asia Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $15,153,432) - See accompanying schedule:
Unaffiliated issuers (cost $835,719,178)	$855,709,986
Fidelity Central Funds (cost $25,809,720)	25,809,721

Total Investment in Securities (cost $861,528,898)		$881,519,707
Foreign currency held at value (cost $3,404,442)		3,403,995
Receivable for investments sold		5,997,886
Receivable for fund shares sold		124,971
Dividends receivable		461,745
Distributions receivable from Fidelity Central Funds		111,952
Prepaid expenses		1,341
Other receivables		697,946
Total assets		892,319,543
Liabilities
Payable for investments purchased
Regular delivery	$944,069
Delayed delivery	13,068
Payable for fund shares redeemed	225,039
Accrued management fee	242,397
Other affiliated payables	182,849
Deferred taxes	5,555,982
Other payables and accrued expenses	666,898
Collateral on securities loaned	16,835,765
Total Liabilities		24,666,067
Net Assets		$867,653,476
Net Assets consist of:
Paid in capital		$1,162,849,855
Total accumulated earnings (loss)		(295,196,379)
Net Assets		$867,653,476
Net Asset Value, offering price and redemption price per share ($867,653,476 ÷ 24,122,845 shares)		$35.97

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$9,730,846
Income from Fidelity Central Funds (including $701,320 from security lending)		1,229,934
Income before foreign taxes withheld		$10,960,780
Less foreign taxes withheld		(1,338,023)
Total Income		9,622,757
Expenses
Management fee
Basic fee	$6,519,766
Performance adjustment	(799,155)
Transfer agent fees	1,881,724
Accounting fees	433,106
Custodian fees and expenses	214,696
Independent trustees' fees and expenses	5,692
Registration fees	24,952
Audit	116,948
Legal	2,334
Interest	4,608
Miscellaneous	4,829
Total expenses before reductions	8,409,500
Expense reductions	(58,122)
Total expenses after reductions		8,351,378
Net Investment income (loss)		1,271,379
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,673,299)	(172,544,781)
Foreign currency transactions	(112,695)
Total net realized gain (loss)		(172,657,476)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $2,109,859)	329,086,174
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	135,392
Total change in net unrealized appreciation (depreciation)		329,221,567
Net gain (loss)		156,564,091
Net increase (decrease) in net assets resulting from operations		$157,835,470
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,271,379	$(6,406,902)
Net realized gain (loss)	(172,657,476)	(135,551,761)
Change in net unrealized appreciation (depreciation)	329,221,567	(672,888,572)
Net increase (decrease) in net assets resulting from operations	157,835,470	(814,847,235)
Distributions to shareholders	-	(218,312,620)

Share transactions
Proceeds from sales of shares	89,917,598	116,575,535
Reinvestment of distributions	-	202,673,713
Cost of shares redeemed	(203,626,450)	(462,682,896)

Net increase (decrease) in net assets resulting from share transactions	(113,708,852)	(143,433,648)
Total increase (decrease) in net assets	44,126,618	(1,176,593,503)

Net Assets
Beginning of period	823,526,858	2,000,120,361
End of period	$867,653,476	$823,526,858

Other Information
Shares
Sold	2,379,648	2,698,029
Issued in reinvestment of distributions	-	3,879,665
Redeemed	(5,497,734)	(10,270,869)
Net increase (decrease)	(3,118,086)	(3,693,175)

Financial Highlights
Fidelity® Emerging Asia Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.23	$64.66	$63.60	$45.03	$36.69
Income from Investment Operations
Net investment income (loss) A,B	.05	(.22)	(.31) C	(.12)	.34
Net realized and unrealized gain (loss)	5.69	(26.97)	11.00	21.49	9.27
Total from investment operations	5.74	(27.19)	10.69	21.37	9.61
Distributions from net investment income	-	(.09)	-	(.29) D	(.39)
Distributions from net realized gain	-	(7.15)	(9.63)	(2.51) D	(.88)
Total distributions	-	(7.24)	(9.63)	(2.80)	(1.27)
Net asset value, end of period	$35.97	$30.23	$64.66	$63.60	$45.03
Total Return E	18.99%	(46.77)%	17.02%	50.46%	26.95%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.87%	1.18%	1.02%	1.13%	1.11%
Expenses net of fee waivers, if any	.87%	1.17%	1.02%	1.13%	1.11%
Expenses net of all reductions	.87%	1.17%	1.02%	1.10%	1.11%
Net investment income (loss)	.13%	(.51)%	(.45)% C	(.24)%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$867,653	$823,527	$2,000,120	$1,578,782	$993,620
Portfolio turnover rate H	50%	44%	85%	114%	61% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.54)%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$11,961,089	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	13.1	Increase
			Enterprise value/Revenue multiple (EV/R)	1.2 - 4.0 / 2.9	Increase
		Market approach	Discount rate	20.0%	Decrease
		Black scholes	Discount rate	4.9%	Increase
			Volatility	60.0%	Increase
			Term	3.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$219,872,867
Gross unrealized depreciation	(201,029,120)
Net unrealized appreciation (depreciation)	$18,843,747
Tax Cost	$862,675,960

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(307,955,975)
Net unrealized appreciation (depreciation) on securities and other investments	$18,315,578

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(114,943,944)
Long-term	(193,012,031)
Total capital loss carryforward	$(307,955,975)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$-	$2,682,937
Long-term Capital Gains	-	215,629,683
Total	$-	$218,312,620

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	468,155,515	601,552,046
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1908% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Asia Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Emerging Asia Fund	0.0447

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Asia Fund	$5,145

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	Borrower	$4,093,875	5.07%	$4,608

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Asia Fund	3,456,202	13,435,211	(8,327,375)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Asia Fund	$1,757
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Asia Fund	$75,023	$-	$-
8. Expense Reductions.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $58,122.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Emerging Markets Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.56%	4.53%	3.39%
Class M (incl. 3.50% sales charge)	10.87%	4.88%	3.57%
Class C (incl. contingent deferred sales charge)	13.32%	5.37%	3.81%
Fidelity® Emerging Markets Fund	15.56%	5.94%	4.09%
Class K	15.69%	6.07%	4.25%
Class I	15.54%	5.94%	4.09%
Class Z	15.67%	6.00%	4.12%

Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.
Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class I shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund.
The initial offering of Class Z shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Emerging Markets Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager John Dance:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 14% to 16%, versus 10.84% for the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, non-benchmark exposure to the U.S. and Europe ex-U.K. - primarily the Netherlands - contributed to the fund's performance versus the benchmark. Within the benchmark, stock picking in Taiwan and China stood out. By sector, picks among information technology companies led the way, where our investment choices in semiconductors & semiconductor equipment helped most. Stock picks and an underweight in communication services also proved beneficial. Security selection and an underweight in utilities further boosted relative performance. The fund's non-benchmark stake in Nvidia gained 202% and was the top individual relative contributor. The stock was one of our largest holdings on October 31. A second notable relative contributor was an overweight in PDD Holdings (+85%), another of the portfolio's more sizable holdings. A non-benchmark stake in BE Semiconductor Industries (+113%) aided the fund's relative result as well. In contrast, stock selection in Brazil, as well as non-benchmark exposure to Kenya and Uruguay, detracted from the portfolio's relative return this period. Sector-wise, the biggest detractor from performance versus the benchmark was stock picking in financials, particularly among banks. Security selection in industrials and energy also hurt. The fund's non-benchmark stake in Safaricom returned -58% and was the largest individual relative detractor. A smaller-than-benchmark position in Alibaba (+31%), one of our largest holdings at period end after adding significantly to the position, also pressured relative performance. Another notable relative detractor was our non-benchmark stake in DLocal (-49%), though it was no longer held at period end. Notable changes in positioning include higher allocations to equity markets in Mexico and the U.S. By sector, meaningful shifts include increased exposure to the consumer staples sector and a lower allocation to health care stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	8.6
Tencent Holdings Ltd. (China, Interactive Media & Services)	5.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.7
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	4.4
HDFC Bank Ltd. (India, Banks)	3.7
PDD Holdings, Inc. ADR (China, Broadline Retail)	3.4
Alibaba Group Holding Ltd. (China, Broadline Retail)	3.3
PT Bank Central Asia Tbk (Indonesia, Banks)	2.9
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.8
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	2.6
41.6

Market Sectors (% of Fund's net assets)

Information Technology	25.7
Financials	19.0
Consumer Discretionary	13.3
Communication Services	9.2
Consumer Staples	7.4
Industrials	6.3
Health Care	5.8
Energy	5.7
Materials	4.9
Utilities	2.5
Real Estate	0.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Emerging Markets Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
Australia - 0.4%
Lynas Rare Earths Ltd. (a)	5,885,228	26,474,049
Brazil - 5.1%
Hapvida Participacoes e Investimentos SA (a)(b)	59,733,900	43,718,568
Localiza Rent a Car SA	8,641,710	87,192,699
Localiza Rent a Car SA rights 11/10/23 (a)	63,367	87,979
Nu Holdings Ltd. (a)	8,684,900	71,216,180
Raia Drogasil SA	10,313,600	52,777,484
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	17,010,284	26,417,518
XP, Inc. Class A	3,322,700	66,454,000
TOTAL BRAZIL		347,864,428
China - 23.5%
Alibaba Group Holding Ltd. (a)	22,001,932	226,511,630
Bank of Chengdu Co. Ltd. (A Shares)	17,931,644	30,312,263
Chervon Holdings Ltd.	9,903,337	24,392,412
JOYY, Inc. ADR	827,200	32,194,624
Kweichow Moutai Co. Ltd. (A Shares)	775,715	178,689,234
Meituan Class B (a)(b)	8,800,310	124,744,519
NetEase, Inc. ADR	465,100	49,728,492
PDD Holdings, Inc. ADR (a)	2,280,800	231,318,736
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	8,804,849	29,708,290
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	2,897,154	113,259,681
Sinopharm Group Co. Ltd. (H Shares)	21,850,899	52,251,687
Tencent Holdings Ltd.	9,641,800	356,831,025
Wuliangye Yibin Co. Ltd. (A Shares)	4,075,771	86,899,907
Wuxi Biologics (Cayman), Inc. (a)(b)	11,281,000	70,142,346
TOTAL CHINA		1,606,984,846
France - 2.7%
Gaztransport et Technigaz SA	527,141	67,322,584
Hermes International SCA	41,119	76,556,701
LVMH Moet Hennessy Louis Vuitton SE	58,199	41,666,443
TOTAL FRANCE		185,545,728
Greece - 0.5%
OPAP SA	1,849,000	31,302,830
Hong Kong - 1.3%
AIA Group Ltd.	10,430,600	90,577,329
Hungary - 0.8%
Richter Gedeon PLC	2,267,800	53,173,650
India - 19.6%
360 ONE WAM Ltd.	5,887,472	37,140,404
Asian Paints Ltd.	2,042,300	73,544,285
Computer Age Management Services Private Ltd.	1,410,500	38,062,359
HDFC Bank Ltd.	14,374,567	254,994,260
HDFC Standard Life Insurance Co. Ltd. (b)	8,040,600	59,713,228
Kotak Mahindra Bank Ltd.	4,413,348	92,232,866
Larsen & Toubro Ltd.	3,305,632	116,293,608
Mankind Pharma Ltd.	77,402	1,621,120
One97 Communications Ltd. (a)	6,013,431	66,531,306
Petronet LNG Ltd.	17,050,477	40,857,189
Power Grid Corp. of India Ltd.	70,127,033	170,269,530
Reliance Industries Ltd.	7,001,618	192,471,797
Restaurant Brands Asia Ltd. (a)(c)	25,702,456	34,411,680
Tata Consultancy Services Ltd.	2,013,600	81,493,544
Ultratech Cement Ltd.	759,700	76,861,867
TOTAL INDIA		1,336,499,043
Indonesia - 2.9%
PT Bank Central Asia Tbk	355,664,170	195,942,738
Italy - 1.2%
Ferrari NV	277,100	83,584,444
Kazakhstan - 1.1%
Kaspi.KZ JSC GDR (Reg. S)	861,034	77,837,474
Kenya - 0.3%
Safaricom Ltd.	233,129,100	19,279,026
Korea (South) - 6.1%
JYP Entertainment Corp.	369,500	28,084,551
NAVER Corp.	464,590	64,854,875
Samsung Electronics Co. Ltd.	6,522,917	324,196,103
TOTAL KOREA (SOUTH)		417,135,529
Mexico - 4.1%
Banco del Bajio SA (b)	19,132,722	58,558,079
Becle S.A.B. de CV	26,172,396	46,149,008
GCC S.A.B. de CV	5,310,400	47,283,738
Grupo Aeroportuario Norte S.A.B. de CV	8,538,587	65,181,970
Wal-Mart de Mexico SA de CV Series V	17,778,500	63,633,402
TOTAL MEXICO		280,806,197
Netherlands - 2.6%
ASML Holding NV (Netherlands)	188,700	113,431,422
BE Semiconductor Industries NV	590,400	60,783,528
TOTAL NETHERLANDS		174,214,950
Philippines - 0.4%
TaskUs, Inc. (a)(d)	2,981,872	27,671,772
Poland - 1.1%
Dino Polska SA (a)(b)	823,481	77,909,137
Russia - 0.2%
LUKOIL PJSC sponsored ADR (a)(e)	802,595	227,046
Sberbank of Russia (e)	25,741,060	158,304
Yandex NV Series A (a)(e)	1,084,187	11,817,638
TOTAL RUSSIA		12,202,988
Saudi Arabia - 4.8%
Al Rajhi Bank	6,092,020	108,960,055
Arabian Internet and Communications Services Co. Ltd.	503,800	42,005,715
Dr Sulaiman Al Habib Medical Services Group Co.	903,000	60,655,720
Sabic Agriculture-Nutrients Co.	1,652,500	58,936,054
Saudi Arabian Oil Co. (b)	6,533,010	57,988,387
TOTAL SAUDI ARABIA		328,545,931
Sweden - 0.2%
VEF AB (a)(c)	95,309,129	15,223,914
Taiwan - 12.9%
ASPEED Tech, Inc.	1,041,000	83,130,257
Chailease Holding Co. Ltd.	7,770,168	42,117,202
eMemory Technology, Inc.	1,292,000	80,883,327
International Games Systems Co. Ltd.	2,221,036	42,777,330
Taiwan Semiconductor Manufacturing Co. Ltd.	35,980,000	587,191,441
Voltronic Power Technology Corp.	1,114,868	44,676,151
TOTAL TAIWAN		880,775,708
United Arab Emirates - 0.5%
Adnoc Gas PLC	37,888,100	33,112,116
United States of America - 5.9%
Energy Recovery, Inc. (a)	1,513,300	23,002,160
Globant SA (a)(d)	330,100	56,212,729
Lattice Semiconductor Corp. (a)	427,700	23,784,397
NVIDIA Corp.	726,408	296,229,182
TOTAL UNITED STATES OF AMERICA		399,228,468
Zambia - 0.3%
First Quantum Minerals Ltd.	1,970,400	22,833,480
TOTAL COMMON STOCKS (Cost $5,849,490,685)		6,724,725,775

Preferred Stocks - 1.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
China - 0.5%
ByteDance Ltd. Series E1 (a)(e)(f)	85,253	19,919,363
ZKH Group Ltd. Series F (e)(f)	37,926,244	14,032,710
		33,952,073
Nonconvertible Preferred Stocks - 0.5%
Brazil - 0.5%
Alpargatas SA (PN)	21,970,500	35,951,133
TOTAL PREFERRED STOCKS (Cost $78,165,745)		69,903,206

Convertible Bonds - 0.5%
	Principal Amount (g)	Value ($)
Brazil - 0.5%
Creditas Financial Solutions Ltd. 5% 7/28/27 (e)(f) (Cost $30,523,684)	30,523,684	30,508,423

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	53,168,517	53,179,150
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	27,681,476	27,684,244
TOTAL MONEY MARKET FUNDS (Cost $80,863,394)		80,863,394

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $6,039,043,508)	6,906,000,798
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(78,657,350)
NET ASSETS - 100.0%	6,827,343,448

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $492,774,264 or 7.2% of net assets.

(c)	Affiliated company
(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $64,460,496 or 0.9% of net assets.

(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	9,341,528

Creditas Financial Solutions Ltd. 5% 7/28/27	1/28/22 - 7/28/23	30,523,684

ZKH Group Ltd. Series F	2/24/22	21,461,870

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	67,633,060	1,539,642,842	1,554,096,752	4,545,354	-	-	53,179,150	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	93,754,025	752,027,828	818,097,609	348,005	-	-	27,684,244	0.1%
Total	161,387,085	2,291,670,670	2,372,194,361	4,893,359	-	-	80,863,394

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Restaurant Brands Asia Ltd.	38,433,791	-	645,685	-	(345,077)	(3,031,349)	34,411,680
VEF AB	18,957,451	3,112,504	-	-	-	(6,846,041)	15,223,914
Total	57,391,242	3,112,504	645,685	-	(345,077)	(9,877,390)	49,635,594

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	625,486,924	101,202,142	492,547,781	31,737,001
Consumer Discretionary	910,440,528	458,713,844	451,726,684	-
Consumer Staples	506,058,172	240,469,031	265,589,141	-
Energy	391,979,119	158,423,087	233,328,986	227,046
Financials	1,267,969,602	398,249,702	869,561,596	158,304
Health Care	394,822,772	157,547,938	237,274,834	-
Industrials	428,586,216	229,554,098	199,032,118	-
Information Technology	1,749,341,645	479,015,551	1,270,326,094	-
Materials	335,641,763	129,053,272	206,588,491	-
Real Estate	14,032,710	-	-	14,032,710
Utilities	170,269,530	-	170,269,530	-

Corporate Bonds	30,508,423	-	-	30,508,423

Money Market Funds	80,863,394	80,863,394	-	-
Total Investments in Securities:	6,906,000,798	2,433,092,059	4,396,245,255	76,663,484

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$60,064,977
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	6,423,946
Cost of Purchases	10,174,561
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$76,663,484
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$7,107,947

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Fidelity® Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $27,386,387) - See accompanying schedule:
Unaffiliated issuers (cost $5,877,922,836)	$6,775,501,810
Fidelity Central Funds (cost $80,863,394)	80,863,394
Other affiliated issuers (cost $80,257,278)	49,635,594

Total Investment in Securities (cost $6,039,043,508)		$6,906,000,798
Foreign currency held at value (cost $2,045,199)		1,245,023
Receivable for investments sold		48,495,241
Receivable for fund shares sold		5,472,834
Dividends receivable		3,322,439
Interest receivable		401,407
Distributions receivable from Fidelity Central Funds		78,372
Prepaid expenses		10,107
Other receivables		1,733,969
Total assets		6,966,760,190
Liabilities
Payable for investments purchased	$67,040,434
Payable for fund shares redeemed	6,535,868
Accrued management fee	3,940,950
Distribution and service plan fees payable	6,133
Other affiliated payables	876,128
Deferred taxes	31,771,600
Other payables and accrued expenses	1,561,385
Collateral on securities loaned	27,684,244
Total Liabilities		139,416,742
Net Assets		$6,827,343,448
Net Assets consist of:
Paid in capital		$6,670,477,389
Total accumulated earnings (loss)		156,866,059
Net Assets		$6,827,343,448

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($15,288,422 ÷ 480,762 shares)(a)		$31.80
Maximum offering price per share (100/94.25 of $31.80)		$33.74
Class M :
Net Asset Value and redemption price per share ($3,069,981 ÷ 96,535 shares)(a)		$31.80
Maximum offering price per share (100/96.50 of $31.80)		$32.95
Class C :
Net Asset Value and offering price per share ($1,767,549 ÷ 56,043 shares)(a)		$31.54
Emerging Markets :
Net Asset Value, offering price and redemption price per share ($3,985,433,297 ÷ 124,665,297 shares)		$31.97
Class K :
Net Asset Value, offering price and redemption price per share ($1,095,216,818 ÷ 34,222,779 shares)		$32.00
Class I :
Net Asset Value, offering price and redemption price per share ($114,991,934 ÷ 3,606,015 shares)		$31.89
Class Z :
Net Asset Value, offering price and redemption price per share ($1,611,575,447 ÷ 50,418,561 shares)		$31.96
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$123,836,805
Non-Cash dividends		23,096,816
Interest		407,397
Income from Fidelity Central Funds (including $348,005 from security lending)		4,893,359
Income before foreign taxes withheld		$152,234,377
Less foreign taxes withheld		(15,464,172)
Total Income		136,770,205
Expenses
Management fee	$46,939,063
Transfer agent fees	8,593,759
Distribution and service plan fees	68,092
Accounting fees	1,575,719
Custodian fees and expenses	1,644,669
Independent trustees' fees and expenses	38,769
Registration fees	236,458
Audit	132,980
Legal	7,290
Interest	857
Miscellaneous	48,574
Total expenses before reductions	59,286,230
Expense reductions	(432,476)
Total expenses after reductions		58,853,754
Net Investment income (loss)		77,916,451
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $6,985,844)	(415,723,368)
Affiliated issuers	(345,077)
Foreign currency transactions	(2,046,150)
Total net realized gain (loss)		(418,114,595)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $2,434,555)	1,179,611,495
Affiliated issuers	(9,877,390)
Assets and liabilities in foreign currencies	(691,956)
Total change in net unrealized appreciation (depreciation)		1,169,042,149
Net gain (loss)		750,927,554
Net increase (decrease) in net assets resulting from operations		$828,844,005
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,916,451	$57,338,565
Net realized gain (loss)	(418,114,595)	(249,065,256)
Change in net unrealized appreciation (depreciation)	1,169,042,149	(3,129,085,535)
Net increase (decrease) in net assets resulting from operations	828,844,005	(3,320,812,226)
Distributions to shareholders	(50,450,464)	(481,791,574)

Share transactions - net increase (decrease)	524,409,567	787,871,888

Total increase (decrease) in net assets	1,302,803,108	(3,014,731,912)

Net Assets
Beginning of period	5,524,540,340	8,539,272,252
End of period	$6,827,343,448	$5,524,540,340

Financial Highlights
Fidelity Advisor® Emerging Markets Fund Class A

Years ended October 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$27.73	$47.48	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.26 D	.16 E	(.04)
Net realized and unrealized gain (loss)	3.95	(17.27)	.69
Total from investment operations	4.21	(17.11)	.65
Distributions from net investment income	(.14)	(.48)	-
Distributions from net realized gain	-	(2.16)	-
Total distributions	(.14)	(2.64)	-
Net asset value, end of period	$31.80	$27.73	$47.48
Total Return F,G,H	15.18%	(38.00)%	1.39%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.20%	1.21%	1.25% K
Expenses net of fee waivers, if any	1.20%	1.21%	1.25% K
Expenses net of all reductions	1.20%	1.21%	1.25% K
Net investment income (loss)	.77% D	.45% E	(.17)% K
Supplemental Data
Net assets, end of period (000 omitted)	$15,288	$10,046	$6,248
Portfolio turnover rate L	23%	34%	38% K,M

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MThe portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® Emerging Markets Fund Class M

Years ended October 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$27.71	$47.42	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.17 D	.05 E	(.09)
Net realized and unrealized gain (loss)	3.96	(17.29)	.68
Total from investment operations	4.13	(17.24)	.59
Distributions from net investment income	(.04)	(.32)	-
Distributions from net realized gain	-	(2.16)	-
Total distributions	(.04)	(2.47) F	-
Net asset value, end of period	$31.80	$27.71	$47.42
Total Return G,H,I	14.90%	(38.20)%	1.26%
Ratios to Average Net Assets C,J,K
Expenses before reductions	1.48%	1.51%	1.52% L
Expenses net of fee waivers, if any	1.47%	1.50%	1.51% L
Expenses net of all reductions	1.47%	1.50%	1.51% L
Net investment income (loss)	.50% D	.15% E	(.39)% L
Supplemental Data
Net assets, end of period (000 omitted)	$3,070	$1,392	$2,234
Portfolio turnover rate M	23%	34%	38% L,N

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .17%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.08)%.

FTotal distributions per share do not sum due to rounding.

GTotal returns for periods of less than one year are not annualized.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ITotal returns do not include the effect of the sales charges.

JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

LAnnualized.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

NThe portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® Emerging Markets Fund Class C

Years ended October 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$27.59	$47.31	$46.83
Income from Investment Operations
Net investment income (loss) B,C	- D,E	(.12) F	(.19)
Net realized and unrealized gain (loss)	3.95	(17.26)	.67
Total from investment operations	3.95	(17.38)	.48
Distributions from net investment income	-	(.18)	-
Distributions from net realized gain	-	(2.16)	-
Total distributions	-	(2.34)	-
Net asset value, end of period	$31.54	$27.59	$47.31
Total Return G,H,I	14.32%	(38.50)%	1.02%
Ratios to Average Net Assets C,J,K
Expenses before reductions	1.98%	2.00%	2.01% L
Expenses net of fee waivers, if any	1.98%	2.00%	2.01% L
Expenses net of all reductions	1.97%	2.00%	2.01% L
Net investment income (loss)	(.01)% D	(.34)% F	(.86)% L
Supplemental Data
Net assets, end of period (000 omitted)	$1,768	$1,377	$1,587
Portfolio turnover rate M	23%	34%	38% L,N

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.34)%.

EAmount represents less than $.005 per share.

FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.57)%.

GTotal returns for periods of less than one year are not annualized.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ITotal returns do not include the effect of the contingent deferred sales charge.

JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

LAnnualized.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

NThe portfolio turnover rate does not include the assets acquired in the merger.

Fidelity® Emerging Markets Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.87	$47.56	$40.26	$33.03	$26.66
Income from Investment Operations
Net investment income (loss) A,B	.36 C	.28 D	.12	.15	.61 E
Net realized and unrealized gain (loss)	3.98	(17.35)	7.81	7.68	5.98
Total from investment operations	4.34	(17.07)	7.93	7.83	6.59
Distributions from net investment income	(.24)	(.46)	(.09)	(.60)	(.22)
Distributions from net realized gain	-	(2.16)	(.54)	-	-
Total distributions	(.24)	(2.62)	(.63)	(.60)	(.22)
Net asset value, end of period	$31.97	$27.87	$47.56	$40.26	$33.03
Total Return F	15.56%	(37.83)%	19.83%	24.09%	24.91%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.90%	.90%	.88%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.90%	.88%	.92%	.94%
Expenses net of all reductions	.90%	.90%	.88%	.91%	.92%
Net investment income (loss)	1.07% C	.76% D	.26%	.43%	2.02% E
Supplemental Data
Net assets, end of period (000 omitted)	$3,985,433	$3,330,900	$5,016,159	$4,526,531	$3,104,887
Portfolio turnover rate I	23%	34%	38% J	34%	85% K

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .74%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JThe portfolio turnover rate does not include the assets acquired in the merger.

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Emerging Markets Fund Class K

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.90	$47.62	$40.30	$33.07	$26.70
Income from Investment Operations
Net investment income (loss) A,B	.40 C	.33 D	.16	.19	.65 E
Net realized and unrealized gain (loss)	3.98	(17.35)	7.83	7.69	5.99
Total from investment operations	4.38	(17.02)	7.99	7.88	6.64
Distributions from net investment income	(.28)	(.54)	(.12)	(.65)	(.26)
Distributions from net realized gain	-	(2.16)	(.54)	-	- F
Total distributions	(.28)	(2.70)	(.67) G	(.65)	(.27) G
Net asset value, end of period	$32.00	$27.90	$47.62	$40.30	$33.07
Total Return H	15.69%	(37.73)%	19.94%	24.24%	25.08%
Ratios to Average Net Assets B,I,J
Expenses before reductions	.77%	.77%	.77%	.80%	.80%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.80%	.80%
Expenses net of all reductions	.76%	.77%	.77%	.79%	.79%
Net investment income (loss)	1.20% C	.88% D	.34%	.55%	2.15% E
Supplemental Data
Net assets, end of period (000 omitted)	$1,095,217	$826,468	$1,689,454	$1,227,097	$1,018,765
Portfolio turnover rate K	23%	34%	38% L	34%	85% M

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

FAmount represents less than $.005 per share.

GTotal distributions per share do not sum due to rounding.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LThe portfolio turnover rate does not include the assets acquired in the merger.

MPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Emerging Markets Fund Class I

Years ended October 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$27.83	$47.55	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.36 D	.26 E	.04
Net realized and unrealized gain (loss)	3.97	(17.29)	.68
Total from investment operations	4.33	(17.03)	.72
Distributions from net investment income	(.27)	(.53)	-
Distributions from net realized gain	-	(2.16)	-
Total distributions	(.27)	(2.69)	-
Net asset value, end of period	$31.89	$27.83	$47.55
Total Return F,G	15.54%	(37.81)%	1.54%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.91%	.89%	.94% J
Expenses net of fee waivers, if any	.90%	.89%	.93% J
Expenses net of all reductions	.90%	.89%	.93% J
Net investment income (loss)	1.06% D	.76% E	.17% J
Supplemental Data
Net assets, end of period (000 omitted)	$114,992	$47,819	$25,824
Portfolio turnover rate K	23%	34%	38% J,L

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .73%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LThe portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® Emerging Markets Fund Class Z

Years ended October 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$27.87	$47.59	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.40 D	.32 E	(.03)
Net realized and unrealized gain (loss)	3.97	(17.33)	.79
Total from investment operations	4.37	(17.01)	.76
Distributions from net investment income	(.28)	(.55)	-
Distributions from net realized gain	-	(2.16)	-
Total distributions	(.28)	(2.71)	-
Net asset value, end of period	$31.96	$27.87	$47.59
Total Return F,G	15.67%	(37.74)%	1.62%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.77%	.77%	.78% J
Expenses net of fee waivers, if any	.76%	.77%	.78% J
Expenses net of all reductions	.76%	.77%	.78% J
Net investment income (loss)	1.20% D	.88% E	(.13)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,611,575	$1,306,539	$1,797,766
Portfolio turnover rate K	23%	34%	38% J,L

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LThe portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$46,155,061	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.2 - 4.0 / 2.8	Increase
		Market approach	Discount rate	20.0% - 50.0% / 20.9%	Decrease
Corporate Bonds	$30,508,423	Market comparable	Enterprise value/Revenue multiple (EV/R)	6.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,857,134,486
Gross unrealized depreciation	(1,044,194,786)
Net unrealized appreciation (depreciation)	$812,939,700
Tax Cost	$6,093,061,098

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$69,710,466
Capital loss carryforward	$(692,207,341)
Net unrealized appreciation (depreciation) on securities and other investments	$811,134,535

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(370,826,960)
Long-term	(321,380,381)
Total capital loss carryforward	$(692,207,341)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$50,450,464	$90,092,233
Long-term Capital Gains	-	391,699,341
Total	$50,450,464	$481,791,574

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	2,127,648,208	1,536,002,003
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$38,020	$4,048
Class M	.25%	.25%	12,072	-
Class C	.75%	.25%	18,000	8,831
			$68,092	$12,879

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$26,654
Class M	1,072
Class CA	84
$27,810
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$34,377.23
Class M	6,140.25
Class C	4,599.26
Emerging Markets	7,243,375.17
Class K	445,481.04
Class I	186,774.18
Class Z	673,013.04
	$8,593,759

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Emerging Markets	0.1718
Class I	0.1894

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Fund	.02

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Emerging Markets Fund	0.0211

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Fund	$20,934

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Fund	Borrower	$ 2,768,500	5.57%	$857

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Fund	21,504,562	32,997,546	(10,074,019)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Markets Fund	67,156
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Markets Fund	$12,380
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Fund	$37,490	$ 38,413	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7,635. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$45
Class M	140
Class C	26
$211

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $424,630.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Emerging Markets Fund
Distributions to shareholders
Class A	$53,539	$625,889
Class M	1,926	114,309
Class C	-	82,608
Emerging Markets	28,390,916	277,953,427
Class K	8,364,511	95,062,813
Class I	674,976	1,596,371
Class Z	12,964,596	106,356,157
Total	$50,450,464	$481,791,574
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Emerging Markets Fund
Class A
Shares sold	311,663	405,334	$10,362,526	$16,326,133
Reinvestment of distributions	1,632	14,217	52,760	609,645
Shares redeemed	(194,860)	(188,821)	(6,441,724)	(6,470,572)
Net increase (decrease)	118,435	230,730	$3,973,562	$10,465,206
Class M
Shares sold	53,614	9,094	$1,831,527	$331,845
Reinvestment of distributions	60	2,657	1,926	114,195
Shares redeemed	(7,386)	(8,614)	(241,523)	(305,492)
Net increase (decrease)	46,288	3,137	$1,591,930	$140,548
Class C
Shares sold	28,408	27,888	$941,354	$1,033,697
Reinvestment of distributions	-	1,916	-	82,366
Shares redeemed	(22,275)	(13,429)	(725,503)	(473,302)
Net increase (decrease)	6,133	16,375	$215,851	$642,761
Emerging Markets
Shares sold	32,842,894	90,211,588	$1,091,041,239	$3,178,493,756
Reinvestment of distributions	705,770	4,752,444	22,902,138	204,307,548
Shares redeemed	(28,385,896)	(80,932,071)	(937,069,628)	(2,841,698,156)
Net increase (decrease)	5,162,768	14,031,961	$176,873,749	$541,103,148
Class K
Shares sold	13,987,503	8,137,924	$471,747,111	$295,826,108
Reinvestment of distributions	257,656	2,211,734	8,363,213	95,060,337
Shares redeemed	(9,646,138)	(16,201,876)	(321,986,003)	(567,669,911)
Net increase (decrease)	4,599,021	(5,852,218)	$158,124,321	$(176,783,466)
Class I
Shares sold	3,147,089	2,413,035	$103,953,662	$83,439,062
Reinvestment of distributions	19,449	35,220	629,629	1,511,652
Shares redeemed	(1,278,880)	(1,272,970)	(41,874,106)	(42,317,885)
Net increase (decrease)	1,887,658	1,175,285	$62,709,185	$42,632,829
Class Z
Shares sold	6,017,620	8,050,253	$203,435,458	$312,633,669
Reinvestment of distributions	395,803	2,468,777	12,830,167	105,984,590
Shares redeemed	(2,879,543)	(1,412,722)	(95,344,656)	(48,947,397)
Net increase (decrease)	3,533,880	9,106,308	$120,920,969	$369,670,862
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	14%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Emerging Markets Fund	32%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Europe Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.23%	1.41%	1.46%
Class M (incl. 3.50% sales charge)	6.45%	1.59%	1.41%
Class C (incl. contingent deferred sales charge)	8.76%	1.81%	1.42%
Fidelity® Europe Fund	10.92%	2.94%	2.38%
Class I	10.96%	2.95%	2.40%
Class Z	11.10%	3.07%	2.46%

Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.
Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund.
The initial offering of Class Z shares took place on October 2, 2018. Returns between March 18, 2014 and October 2, 2018, are those of Class I. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Fidelity® Europe Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Lead-Managers Allyson Ke and Faris Rahman:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 10% to 11%, versus 16.05% for the benchmark MSCI Europe Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K. and in the U.K. detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within financials, where our stock selection in insurance hurt most. Security selection in industrials, primarily within the capital goods industry, also hurt. Also hurting our result were picks in consumer staples and utilities. The biggest individual relative detractor was our stake in Sartorius Stedim Biotech (-26%). Sartorius Stedim Biotech was not held at period end. A non-benchmark stake in Resmed returned approximately -34% and was a second notable relative detractor. Resmed was not held at period end. Not owning HSBC Holdings, a benchmark component that gained roughly 48%, was another notable relative detractor. In contrast, security selection and an overweight in the consumer discretionary sector, primarily within the consumer discretionary distribution & retail industry, notably contributed to the fund's relative performance. An underweight in communication services and materials also modestly boosted the fund's relative result. The top individual relative contributor was an overweight in Novo-Nordisk (+78%). Novo-Nordisk was the fund's top holding as of period end. This period we increased our stake in Novo-Nordisk. Not owning British American Tobacco, a benchmark component that returned roughly -18%, was a second notable relative contributor. A non-benchmark stake in B&M European Value Retail gained approximately 57% and notably helped. This was a position we established this period. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Europe Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	6.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.5
Nestle SA (Reg. S) (United States of America, Food Products)	4.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	4.1
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.9
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	3.6
Air Liquide SA (France, Chemicals)	2.6
SAP SE (Germany, Software)	2.5
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	2.4
L'Oreal SA (France, Personal Care Products)	2.4
36.2

Market Sectors (% of Fund's net assets)

Health Care	17.0
Financials	16.6
Industrials	14.1
Consumer Discretionary	12.2
Consumer Staples	11.7
Information Technology	10.5
Energy	5.6
Materials	5.0
Communication Services	3.1
Utilities	1.1
Real Estate	1.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Europe Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Australia - 1.3%
Glencore PLC	1,373,900	7,277,316
Belgium - 1.6%
Azelis Group NV	1,200	20,442
KBC Group NV	53,000	2,910,516
UCB SA	75,900	5,546,194
TOTAL BELGIUM		8,477,152
China - 0.7%
Prosus NV	129,053	3,609,042
Denmark - 8.3%
DSV A/S	17,300	2,580,131
Novo Nordisk A/S Series B	345,700	33,351,833
Tryg A/S	328,400	6,408,543
Vestas Wind Systems A/S (a)	154,000	3,337,917
TOTAL DENMARK		45,678,424
Finland - 2.5%
Elisa Corp. (A Shares)	125,900	5,339,249
Nordea Bank Abp	768,000	8,070,486
TOTAL FINLAND		13,409,735
France - 22.7%
Air Liquide SA	82,880	14,201,675
Airbus Group NV	62,200	8,339,541
AXA SA	272,500	8,074,291
BNP Paribas SA	128,200	7,372,016
Capgemini SA	40,600	7,175,189
Dassault Aviation SA	51,300	10,177,599
Dassault Systemes SA	90,600	3,732,119
Edenred SA	85,100	4,523,826
L'Oreal SA	30,800	12,946,186
LVMH Moet Hennessy Louis Vuitton SE	27,600	19,759,684
Pernod Ricard SA	37,100	6,575,298
TotalEnergies SE	324,007	21,662,292
TOTAL FRANCE		124,539,716
Germany - 10.4%
Deutsche Borse AG	35,700	5,876,094
DHL Group	90,300	3,512,287
Gerresheimer AG	30,300	2,818,112
Merck KGaA	31,900	4,804,795
MTU Aero Engines AG	23,100	4,326,253
Rheinmetall AG	13,900	3,976,932
RWE AG	162,800	6,223,706
SAP SE	103,500	13,882,696
SCHOTT Pharma AG & Co. KGaA	65,000	1,884,476
Scout24 AG (b)	87,100	5,347,153
Siemens Healthineers AG (b)	85,600	4,195,358
TOTAL GERMANY		56,847,862
Hong Kong - 1.0%
Prudential PLC	514,355	5,378,296
Ireland - 1.0%
Bank of Ireland Group PLC	589,400	5,269,793
Italy - 5.8%
Coca-Cola HBC AG	97,600	2,529,147
Davide Campari Milano NV	346,200	3,820,657
Ferrari NV (Italy)	21,900	6,615,717
FinecoBank SpA	291,635	3,429,856
Industrie de Nora SpA	120,000	1,692,537
Prada SpA	587,600	3,539,736
Recordati SpA	148,000	6,827,708
UniCredit SpA	140,800	3,529,802
TOTAL ITALY		31,985,160
Netherlands - 5.2%
ASML Holding NV (Netherlands)	41,200	24,766,161
Heineken NV (Bearer)	42,800	3,845,300
TOTAL NETHERLANDS		28,611,461
Norway - 2.3%
Equinor ASA	215,800	7,234,310
Kongsberg Gruppen ASA	72,700	2,967,626
TGS ASA	176,583	2,405,877
TOTAL NORWAY		12,607,813
Spain - 0.7%
CaixaBank SA	985,100	4,004,965
Sweden - 6.5%
ASSA ABLOY AB (B Shares)	186,000	3,964,604
Evolution AB (b)	38,700	3,438,898
Haypp Group (a)	399,824	1,608,258
Hemnet Group AB	336,300	5,835,754
HEXPOL AB (B Shares)	238,100	2,105,315
Indutrade AB	203,400	3,592,429
Investor AB (B Shares)	360,200	6,595,763
Kry International AB (a)(c)(d)	406	14,902
Nordnet AB	233,200	3,290,407
Sandvik AB	294,100	5,009,411
TOTAL SWEDEN		35,455,741
Switzerland - 2.2%
Compagnie Financiere Richemont SA Series A	71,470	8,431,710
Sika AG	16,240	3,872,320
TOTAL SWITZERLAND		12,304,030
United Kingdom - 18.9%
3i Group PLC	152,841	3,603,622
AstraZeneca PLC (United Kingdom)	177,600	22,236,186
B&M European Value Retail SA	795,200	5,110,989
Beazley PLC	351,600	2,198,727
Bunzl PLC	156,717	5,584,923
Compass Group PLC	336,313	8,478,917
Diageo PLC	300,280	11,355,396
Direct Line Insurance Group PLC (a)	500,250	919,948
Games Workshop Group PLC	6,900	828,177
Grainger Trust PLC	875,148	2,418,851
Hiscox Ltd.	306,417	3,493,436
JD Sports Fashion PLC	2,768,700	4,290,651
Judges Scientific PLC	10,868	1,077,896
London Stock Exchange Group PLC	58,500	5,902,363
Londonmetric Properity PLC	926,341	1,862,274
RELX PLC (London Stock Exchange)	382,218	13,350,002
Safestore Holdings PLC	211,769	1,759,292
Sage Group PLC	636,200	7,505,352
Vistry Group PLC	202,300	1,738,411
TOTAL UNITED KINGDOM		103,715,413
United States of America - 6.7%
Experian PLC	119,157	3,607,700
Nestle SA (Reg. S)	209,490	22,591,146
Sanofi SA	113,300	10,288,345
TOTAL UNITED STATES OF AMERICA		36,487,191
TOTAL COMMON STOCKS (Cost $505,814,288)		535,659,110

Preferred Stocks - 0.1%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
Estonia - 0.1%
Bolt Technology OU Series E (a)(c)(d)	3,852	454,941
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (a)(c)(d)	2,345	86,074
TOTAL PREFERRED STOCKS (Cost $2,072,807)		541,015

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e)	4,562,325	4,563,237
Fidelity Securities Lending Cash Central Fund 5.40% (e)(f)	2,636,593	2,636,857
TOTAL MONEY MARKET FUNDS (Cost $7,200,094)		7,200,094

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $515,087,189)	543,400,219
NET OTHER ASSETS (LIABILITIES) - 0.8%	4,235,722
NET ASSETS - 100.0%	547,635,941

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,981,409 or 2.4% of net assets.

(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $555,917 or 0.1% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	1,000,736

Kry International AB	5/14/21	176,328

Kry International AB Series E	5/14/21	1,072,071

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	120,607,794	116,044,557	263,605	-	-	4,563,237	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	3,435,000	78,810,746	79,608,889	87,188	-	-	2,636,857	0.0%
Total	3,435,000	199,418,540	195,653,446	350,793	-	-	7,200,094

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	16,522,156	16,522,156	-	-
Consumer Discretionary	67,450,190	27,240,143	40,210,047	-
Consumer Staples	63,663,130	12,925,102	50,738,028	-
Energy	31,302,479	2,405,877	28,896,602	-
Financials	90,852,750	47,111,301	43,741,449	-
Health Care	91,953,007	26,076,643	65,876,364	-
Industrials	77,118,230	43,116,755	34,001,475	-
Information Technology	57,617,434	7,505,352	49,556,165	555,917
Materials	27,456,626	5,977,635	21,478,991	-
Real Estate	6,040,417	6,040,417	-	-
Utilities	6,223,706	6,223,706	-	-

Money Market Funds	7,200,094	7,200,094	-	-
Total Investments in Securities:	543,400,219	208,345,181	334,499,121	555,917
Fidelity® Europe Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $2,683,615) - See accompanying schedule:
Unaffiliated issuers (cost $507,887,095)	$536,200,125
Fidelity Central Funds (cost $7,200,094)	7,200,094

Total Investment in Securities (cost $515,087,189)		$543,400,219
Cash		631,917
Receivable for investments sold		3,365,165
Receivable for fund shares sold		24,988
Reclaims receivable		3,484,850
Distributions receivable from Fidelity Central Funds		7,173
Prepaid expenses		866
Total assets		550,915,178
Liabilities
Payable for investments purchased	$15,547
Payable for fund shares redeemed	258,677
Accrued management fee	180,501
Distribution and service plan fees payable	6,781
Other affiliated payables	105,736
Other payables and accrued expenses	75,138
Collateral on securities loaned	2,636,857
Total Liabilities		3,279,237
Net Assets		$547,635,941
Net Assets consist of:
Paid in capital		$611,327,841
Total accumulated earnings (loss)		(63,691,900)
Net Assets		$547,635,941

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($15,324,998 ÷ 502,421 shares)(a)		$30.50
Maximum offering price per share (100/94.25 of $30.50)		$32.36
Class M :
Net Asset Value and redemption price per share ($4,247,575 ÷ 139,270 shares)(a)		$30.50
Maximum offering price per share (100/96.50 of $30.50)		$31.61
Class C :
Net Asset Value and offering price per share ($2,024,633 ÷ 67,425 shares)(a)		$30.03
Europe :
Net Asset Value, offering price and redemption price per share ($519,010,343 ÷ 16,971,479 shares)		$30.58
Class I :
Net Asset Value, offering price and redemption price per share ($4,806,367 ÷ 157,148 shares)		$30.58
Class Z :
Net Asset Value, offering price and redemption price per share ($2,222,025 ÷ 72,782 shares)		$30.53
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$15,776,445
Foreign Tax Reclaims		1,681,827
Income from Fidelity Central Funds (including $87,188 from security lending)		350,793
Income before foreign taxes withheld		$17,809,065
Less foreign taxes withheld		(2,819,871)
Total Income		14,989,194
Expenses
Management fee
Basic fee	$4,153,398
Performance adjustment	(1,427,604)
Transfer agent fees	1,048,507
Distribution and service plan fees	91,571
Accounting fees	294,606
Custodian fees and expenses	50,095
Independent trustees' fees and expenses	3,574
Registration fees	83,267
Audit	93,823
Legal	618
Miscellaneous	3,022
Total expenses before reductions	4,394,877
Expense reductions	(37,253)
Total expenses after reductions		4,357,624
Net Investment income (loss)		10,631,570
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,036,144)
Foreign currency transactions	370,023
Total net realized gain (loss)		(1,666,121)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	54,190,120
Assets and liabilities in foreign currencies	210,531
Total change in net unrealized appreciation (depreciation)		54,400,651
Net gain (loss)		52,734,530
Net increase (decrease) in net assets resulting from operations		$63,366,100
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,631,570	$12,412,102
Net realized gain (loss)	(1,666,121)	(97,543,049)
Change in net unrealized appreciation (depreciation)	54,400,651	(184,315,984)
Net increase (decrease) in net assets resulting from operations	63,366,100	(269,446,931)
Distributions to shareholders	-	(133,487,366)

Share transactions - net increase (decrease)	(68,214,872)	(44,868,451)

Total increase (decrease) in net assets	(4,848,772)	(447,802,748)

Net Assets
Beginning of period	552,484,713	1,000,287,461
End of period	$547,635,941	$552,484,713

Financial Highlights
Fidelity Advisor® Europe Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.58	$46.12	$35.37	$36.30	$37.61
Income from Investment Operations
Net investment income (loss) A,B	.46	.47	.41	.19	1.41 C
Net realized and unrealized gain (loss)	2.46	(12.91)	10.72	1.46	.82
Total from investment operations	2.92	(12.44)	11.13	1.65	2.23
Distributions from net investment income	-	(.99)	(.38)	(1.50)	(.11)
Distributions from net realized gain	-	(5.12)	-	(1.08)	(3.43)
Total distributions	-	(6.10) D	(.38)	(2.58)	(3.54)
Net asset value, end of period	$30.50	$27.58	$46.12	$35.37	$36.30
Total Return E,F	10.59%	(30.29)%	31.60%	4.62%	7.21%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.02%	1.18%	1.36%	1.34%	1.09%
Expenses net of fee waivers, if any	1.01%	1.18%	1.36%	1.34%	1.09%
Expenses net of all reductions	1.01%	1.18%	1.36%	1.33%	1.07%
Net investment income (loss)	1.43%	1.42%	.92%	.56%	4.02% C
Supplemental Data
Net assets, end of period (000 omitted)	$15,325	$16,495	$32,148	$23,189	$20,819
Portfolio turnover rate I	37%	55%	52%	39%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.44%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.65	$46.18	$35.42	$36.32	$37.57
Income from Investment Operations
Net investment income (loss) A,B	.38	.37	.27	.09	1.30 C
Net realized and unrealized gain (loss)	2.47	(12.95)	10.75	1.45	.83
Total from investment operations	2.85	(12.58)	11.02	1.54	2.13
Distributions from net investment income	-	(.83)	(.26)	(1.36)	-
Distributions from net realized gain	-	(5.12)	-	(1.08)	(3.38)
Total distributions	-	(5.95)	(.26)	(2.44)	(3.38)
Net asset value, end of period	$30.50	$27.65	$46.18	$35.42	$36.32
Total Return D,E	10.31%	(30.51)%	31.20%	4.30%	6.88%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.29%	1.49%	1.68%	1.65%	1.41%
Expenses net of fee waivers, if any	1.28%	1.48%	1.68%	1.65%	1.40%
Expenses net of all reductions	1.28%	1.48%	1.68%	1.64%	1.38%
Net investment income (loss)	1.16%	1.12%	.59%	.25%	3.70% C
Supplemental Data
Net assets, end of period (000 omitted)	$4,248	$4,066	$6,937	$5,204	$5,782
Portfolio turnover rate H	37%	55%	52%	39%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.12%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.36	$45.63	$35.01	$35.87	$37.23
Income from Investment Operations
Net investment income (loss) A,B	.21	.21	.04	(.09)	1.12 C
Net realized and unrealized gain (loss)	2.46	(12.84)	10.64	1.45	.82
Total from investment operations	2.67	(12.63)	10.68	1.36	1.94
Distributions from net investment income	-	(.52)	(.06)	(1.14)	-
Distributions from net realized gain	-	(5.12)	-	(1.08)	(3.30)
Total distributions	-	(5.64)	(.06)	(2.22)	(3.30)
Net asset value, end of period	$30.03	$27.36	$45.63	$35.01	$35.87
Total Return D,E	9.76%	(30.85)%	30.53%	3.81%	6.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.79%	1.99%	2.19%	2.15%	1.90%
Expenses net of fee waivers, if any	1.78%	1.98%	2.18%	2.15%	1.90%
Expenses net of all reductions	1.78%	1.98%	2.18%	2.14%	1.87%
Net investment income (loss)	.65%	.62%	.09%	(.25)%	3.21% C
Supplemental Data
Net assets, end of period (000 omitted)	$2,025	$2,496	$5,255	$5,242	$6,145
Portfolio turnover rate H	37%	55%	52%	39%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.63%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Europe Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.57	$46.11	$35.35	$36.28	$37.70
Income from Investment Operations
Net investment income (loss) A,B	.57	.57	.54	.30	1.52 C
Net realized and unrealized gain (loss)	2.44	(12.88)	10.71	1.46	.81
Total from investment operations	3.01	(12.31)	11.25	1.76	2.33
Distributions from net investment income	-	(1.11)	(.49)	(1.61)	(.32)
Distributions from net realized gain	-	(5.12)	-	(1.08)	(3.43)
Total distributions	-	(6.23)	(.49)	(2.69)	(3.75)
Net asset value, end of period	$30.58	$27.57	$46.11	$35.35	$36.28
Total Return D	10.92%	(30.07)%	31.99%	4.95%	7.56%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.70%	.88%	1.06%	1.03%	.78%
Expenses net of fee waivers, if any	.69%	.88%	1.06%	1.03%	.77%
Expenses net of all reductions	.69%	.88%	1.06%	1.02%	.75%
Net investment income (loss)	1.75%	1.73%	1.21%	.86%	4.33% C
Supplemental Data
Net assets, end of period (000 omitted)	$519,010	$523,685	$913,296	$755,125	$836,373
Portfolio turnover rate G	37%	55%	52%	39%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.75%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.56	$46.07	$35.34	$36.27	$37.69
Income from Investment Operations
Net investment income (loss) A,B	.57	.60	.54	.31	1.53 C
Net realized and unrealized gain (loss)	2.45	(12.91)	10.70	1.46	.80
Total from investment operations	3.02	(12.31)	11.24	1.77	2.33
Distributions from net investment income	-	(1.08)	(.51)	(1.62)	(.32)
Distributions from net realized gain	-	(5.12)	-	(1.08)	(3.43)
Total distributions	-	(6.20)	(.51)	(2.70)	(3.75)
Net asset value, end of period	$30.58	$27.56	$46.07	$35.34	$36.27
Total Return D	10.96%	(30.08)%	31.99%	4.99%	7.58%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.68%	.86%	1.06%	1.00%	.75%
Expenses net of fee waivers, if any	.67%	.86%	1.06%	1.00%	.74%
Expenses net of all reductions	.67%	.86%	1.06%	.99%	.72%
Net investment income (loss)	1.77%	1.74%	1.22%	.90%	4.36% C
Supplemental Data
Net assets, end of period (000 omitted)	$4,806	$4,283	$14,401	$14,733	$6,686
Portfolio turnover rate G	37%	55%	52%	39%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.78%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.48	$46.00	$35.27	$36.21	$37.69
Income from Investment Operations
Net investment income (loss) A,B	.61	.62	.59	.34	1.53 C
Net realized and unrealized gain (loss)	2.44	(12.86)	10.67	1.47	.82
Total from investment operations	3.05	(12.24)	11.26	1.81	2.35
Distributions from net investment income	-	(1.17)	(.53)	(1.67)	(.41)
Distributions from net realized gain	-	(5.12)	-	(1.08)	(3.43)
Total distributions	-	(6.28) D	(.53)	(2.75)	(3.83) D
Net asset value, end of period	$30.53	$27.48	$46.00	$35.27	$36.21
Total Return E	11.10%	(30.00)%	32.13%	5.11%	7.71%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.57%	.76%	.95%	.91%	.65%
Expenses net of fee waivers, if any	.56%	.75%	.95%	.90%	.64%
Expenses net of all reductions	.56%	.75%	.95%	.90%	.62%
Net investment income (loss)	1.87%	1.85%	1.33%	.99%	4.46% C
Supplemental Data
Net assets, end of period (000 omitted)	$2,222	$1,461	$28,249	$19,479	$21,838
Portfolio turnover rate H	37%	55%	52%	39%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.88%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,078,882
Gross unrealized depreciation	(35,059,719)
Net unrealized appreciation (depreciation)	$28,019,163
Tax Cost	$515,381,056

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,350,980
Capital loss carryforward	$(100,926,653)
Net unrealized appreciation (depreciation) on securities and other investments	$27,883,771

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(56,749,290)
Long-term	(44,177,363)
Total capital loss carryforward	$(100,926,653)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$-	$58,772,480
Long-term Capital Gains	-	74,714,886
Total	$-	$133,487,366

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	220,059,208	275,819,288
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$43,213	$194
Class M	.25%	.25%	23,224	191
Class C	.75%	.25%	25,134	1,342
			$91,571	$1,727

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$748
Class M	127
Class CA	58
$933
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$41,212.24
Class M	11,900.26
Class C	6,494.26
Europe	980,091.17
Class I	7,945.15
Class Z	865.04
	$1,048,507

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Europe	0.1641
Class I	0.1486

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Europe Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Europe Fund	0.0476

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Europe Fund	$7

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Europe Fund	6,267,232	7,999,402	(3,161,025)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Europe Fund	$1,118
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Europe Fund	$9,472	$-	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$82
Class M	196
$278

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $36,975.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Europe Fund
Distributions to shareholders
Class A	$-	$4,275,681
Class M	-	898,902
Class C	-	639,208
Europe	-	122,299,625
Class I	-	1,583,837
Class Z	-	3,790,113
Total	$-	$133,487,366
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Europe Fund
Class A
Shares sold	44,425	89,634	$1,464,114	$3,307,956
Reinvestment of distributions	-	114,063	-	4,203,218
Shares redeemed	(139,999)	(302,699)	(4,536,728)	(9,893,172)
Net increase (decrease)	(95,574)	(99,002)	$(3,072,614)	$(2,381,998)
Class M
Shares sold	4,489	8,884	$147,618	$301,526
Reinvestment of distributions	-	23,449	-	868,563
Shares redeemed	(12,258)	(35,522)	(398,082)	(1,126,542)
Net increase (decrease)	(7,769)	(3,189)	$(250,464)	$43,547
Class C
Shares sold	8,574	5,167	$278,728	$168,904
Reinvestment of distributions	-	17,238	-	634,712
Shares redeemed	(32,347)	(46,375)	(1,039,195)	(1,573,732)
Net increase (decrease)	(23,773)	(23,970)	$(760,467)	$(770,116)
Europe
Shares sold	957,209	1,206,003	$31,285,588	$40,801,820
Reinvestment of distributions	-	3,093,089	-	113,578,213
Shares redeemed	(2,983,175)	(5,107,735)	(96,260,656)	(176,296,705)
Net increase (decrease)	(2,025,966)	(808,643)	$(64,975,068)	$(21,916,672)
Class I
Shares sold	81,291	42,946	$2,703,708	$1,701,289
Reinvestment of distributions	-	41,688	-	1,530,795
Shares redeemed	(79,518)	(241,861)	(2,541,717)	(8,753,022)
Net increase (decrease)	1,773	(157,227)	$161,991	$(5,520,938)
Class Z
Shares sold	49,574	91,178	$1,674,500	$3,170,475
Reinvestment of distributions	-	99,611	-	3,642,775
Shares redeemed	(29,932)	(751,739)	(992,750)	(21,135,524)
Net increase (decrease)	19,642	(560,950)	$681,750	$(14,322,274)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Japan Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.49%	2.08%	3.03%
Class M (incl. 3.50% sales charge)	5.65%	2.26%	2.95%
Class C (incl. contingent deferred sales charge)	8.00%	2.57%	3.06%
Fidelity® Japan Fund	10.04%	3.60%	3.95%
Class I	10.11%	3.63%	3.99%
Class Z	10.29%	3.75%	4.05%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Fidelity® Japan Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Kirk Neureiter:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 9% to 10%, versus 17.58% for the benchmark TOPIX Total Return Index. From a regional standpoint, stock selection in Japan and a modest non-benchmark allocation to emerging markets detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within industrials. Security selection in consumer discretionary and information technology also hurt. The biggest individual relative detractor was an overweight in Persol Holdings (-24%). Not owning Mitsubishi UFJ Financial Group, a benchmark component that gained approximately 83%, was a second notable relative detractor. Another meaningful relative detractor was our stake in Olympus (-36%), which was not held at period end. In contrast, security selection in materials contributed to the fund's performance versus the benchmark, along with positioning in energy. The fund's top individual relative contributor was an overweight in Sumitomo Mitsui Financial Group (+75%), the fund's top holding. A second notable relative contributor was an overweight in Renesas Electronics (+54%). Renesas Electronics was among the fund's largest holdings, though I reduced our holdings. An overweight in Inpex (+47%) also contributed. Inpex was one of the fund's biggest holdings, although I trimmed the fund's stake. By sector, meaningful changes in positioning include decreased exposure to the health care and communication services sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Sumitomo Mitsui Financial Group, Inc. (Banks)	5.7
Sony Group Corp. (Household Durables)	4.4
Hitachi Ltd. (Industrial Conglomerates)	4.0
ORIX Corp. (Financial Services)	3.4
DENSO Corp. (Automobile Components)	3.3
Tokio Marine Holdings, Inc. (Insurance)	3.2
Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	3.1
Hoya Corp. (Health Care Equipment & Supplies)	3.0
INPEX Corp. (Oil, Gas & Consumable Fuels)	2.8
Shin-Etsu Chemical Co. Ltd. (Chemicals)	2.6
35.5

Market Sectors (% of Fund's net assets)

Industrials	21.5
Consumer Discretionary	18.7
Information Technology	17.1
Financials	14.4
Health Care	6.7
Materials	5.9
Communication Services	5.0
Consumer Staples	4.0
Energy	3.3
Utilities	1.5
Real Estate	1.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Japan Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 0.9%
JTOWER, Inc. (a)(b)	165,600	6,026,361
Entertainment - 0.9%
Daiichikosho Co. Ltd.	369,000	5,454,359
Interactive Media & Services - 1.5%
Hypebeast Ltd. (a)	16,722,500	781,361
Kakaku.com, Inc.	394,800	3,807,646
LY Corp.	1,944,000	4,956,202
		9,545,209
Media - 0.2%
ValueCommerce Co. Ltd.	116,800	970,938
Wireless Telecommunication Services - 1.5%
SoftBank Group Corp.	231,700	9,489,058
TOTAL COMMUNICATION SERVICES		31,485,925
CONSUMER DISCRETIONARY - 18.7%
Automobile Components - 3.9%
DENSO Corp.	1,410,400	20,826,437
Koito Manufacturing Co. Ltd.	256,800	3,847,565
		24,674,002
Automobiles - 2.2%
Isuzu Motors Ltd.	503,400	5,613,238
Suzuki Motor Corp.	217,400	8,437,731
		14,050,969
Broadline Retail - 0.9%
Pan Pacific International Holdings Ltd.	293,200	5,678,071
Hotels, Restaurants & Leisure - 1.4%
Curves Holdings Co. Ltd.	714,700	3,117,638
Kyoritsu Maintenance Co. Ltd. (b)	146,900	5,618,336
		8,735,974
Household Durables - 5.9%
Chervon Holdings Ltd.	1,163,900	2,866,744
Open House Group Co. Ltd.	190,800	6,288,837
Sony Group Corp.	337,300	28,042,746
		37,198,327
Leisure Products - 2.2%
Bandai Namco Holdings, Inc.	283,000	5,863,340
Roland Corp.	147,700	4,270,594
YONEX Co. Ltd. (b)	350,600	3,798,347
		13,932,281
Specialty Retail - 2.2%
Fast Retailing Co. Ltd.	40,000	8,855,856
ZOZO, Inc.	271,200	5,156,799
		14,012,655
TOTAL CONSUMER DISCRETIONARY		118,282,279
CONSUMER STAPLES - 4.0%
Consumer Staples Distribution & Retail - 3.2%
Seven & i Holdings Co. Ltd.	327,100	11,984,522
Sugi Holdings Co. Ltd.	50,700	2,052,253
Tsuruha Holdings, Inc. (b)	49,900	3,665,490
Welcia Holdings Co. Ltd.	142,300	2,358,738
		20,061,003
Personal Care Products - 0.8%
Shiseido Co. Ltd.	165,100	5,236,225
TOTAL CONSUMER STAPLES		25,297,228
ENERGY - 3.3%
Oil, Gas & Consumable Fuels - 3.3%
ENEOS Holdings, Inc.	840,400	3,114,033
INPEX Corp.	1,204,800	17,482,703
		20,596,736
FINANCIALS - 14.4%
Banks - 6.8%
Resona Holdings, Inc.	1,277,400	6,825,560
Sumitomo Mitsui Financial Group, Inc.	748,800	36,098,135
		42,923,695
Capital Markets - 0.5%
SBI Holdings, Inc. Japan	155,200	3,339,119
Financial Services - 3.4%
ORIX Corp.	1,178,200	21,427,159
Insurance - 3.7%
Lifenet Insurance Co. (a)	454,100	2,901,655
Tokio Marine Holdings, Inc.	907,200	20,296,093
		23,197,748
TOTAL FINANCIALS		90,887,721
HEALTH CARE - 6.7%
Biotechnology - 0.1%
PeptiDream, Inc. (a)	110,100	802,611
Health Care Equipment & Supplies - 3.0%
Hoya Corp.	195,100	18,782,008
Health Care Technology - 0.1%
Medlive Technology Co. Ltd. (b)(c)	832,500	831,154
Pharmaceuticals - 3.5%
Astellas Pharma, Inc.	859,100	10,867,508
Daiichi Sankyo Kabushiki Kaisha	432,200	11,143,929
		22,011,437
TOTAL HEALTH CARE		42,427,210
INDUSTRIALS - 21.5%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Class A (a)(d)(e)	18,055	1,462,455
Building Products - 0.8%
Toto Ltd.	198,900	4,795,800
Ground Transportation - 0.4%
Seibu Holdings, Inc.	286,100	2,793,615
Industrial Conglomerates - 4.0%
Hitachi Ltd.	394,900	25,031,379
Machinery - 7.0%
IHI Corp.	412,800	7,922,530
Minebea Mitsumi, Inc.	407,600	6,390,884
Misumi Group, Inc.	390,960	5,918,612
Mitsubishi Heavy Industries Ltd.	135,000	6,953,132
Nabtesco Corp.	189,900	3,363,451
SMC Corp.	30,400	14,037,599
		44,586,208
Professional Services - 7.5%
BayCurrent Consulting, Inc.	194,300	4,878,242
Dip Corp.	81,700	1,619,243
Funai Soken Holdings, Inc.	272,000	4,470,567
Gakujo Co. Ltd. (b)	202,100	2,254,068
Outsourcing, Inc.	737,500	5,480,293
Persol Holdings Co. Ltd.	7,245,000	10,863,268
Qualtec Co. Ltd.	8,500	108,488
Rise Consulting Group, Inc.	59,100	335,311
SMS Co., Ltd.	241,900	3,838,448
TechnoPro Holdings, Inc.	675,100	13,374,305
		47,222,233
Trading Companies & Distributors - 1.6%
Itochu Corp.	280,000	10,085,889
TOTAL INDUSTRIALS		135,977,579
INFORMATION TECHNOLOGY - 17.1%
Electronic Equipment, Instruments & Components - 4.5%
Dexerials Corp.	318,300	7,260,525
Hamamatsu Photonics K.K.	92,800	3,446,872
Iriso Electronics Co. Ltd.	106,200	2,507,215
Murata Manufacturing Co. Ltd.	376,500	6,449,211
Shibaura Electronics Co. Ltd.	68,000	2,541,900
TDK Corp.	160,200	5,993,918
		28,199,641
IT Services - 5.3%
Digital Hearts Holdings Co. Ltd.	214,692	1,306,837
DTS Corp.	187,900	3,859,164
ExaWizards, Inc. (a)(b)	627,500	1,566,930
Fujitsu Ltd.	106,000	13,732,040
Net One Systems Co. Ltd.	213,800	3,263,213
NSD Co. Ltd.	341,000	5,933,022
Techmatrix Corp.	413,100	4,082,516
		33,743,722
Semiconductors & Semiconductor Equipment - 5.0%
Furuya Metal Co. Ltd.	5,200	336,401
Renesas Electronics Corp. (a)	1,473,900	19,360,591
ROHM Co. Ltd.	340,000	5,447,470
Sumco Corp.	526,700	6,806,098
		31,950,560
Software - 0.6%
Appier Group, Inc. (a)	76,600	630,598
Money Forward, Inc. (a)	118,800	3,000,654
		3,631,252
Technology Hardware, Storage & Peripherals - 1.7%
FUJIFILM Holdings Corp.	195,600	10,698,891
TOTAL INFORMATION TECHNOLOGY		108,224,066
MATERIALS - 5.9%
Chemicals - 5.9%
Nippon Sanso Holdings Corp.	238,000	6,002,005
Nissan Chemical Corp.	64,500	2,630,645
NOF Corp.	90,400	3,566,365
Resonac Holdings Corp.	243,900	3,953,921
Shin-Etsu Chemical Co. Ltd.	543,300	16,246,506
Tokyo Ohka Kogyo Co. Ltd.	87,300	5,044,265
		37,443,707
REAL ESTATE - 1.0%
Real Estate Management & Development - 1.0%
Relo Group, Inc.	612,000	6,067,419
UTILITIES - 1.5%
Electric Utilities - 1.5%
Kansai Electric Power Co., Inc.	760,800	9,741,163
TOTAL COMMON STOCKS (Cost $578,262,044)		626,431,033

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	558,205	558,316
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	13,584,913	13,586,272
TOTAL MONEY MARKET FUNDS (Cost $14,144,588)		14,144,588

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $592,406,632)	640,575,621
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(8,318,640)
NET ASSETS - 100.0%	632,256,981

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $831,154 or 0.1% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,462,455 or 0.2% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	1,151,846

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,141,639	60,295,698	60,879,021	53,627	-	-	558,316	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	2,829,335	138,407,342	127,650,405	87,746	-	-	13,586,272	0.1%
Total	3,970,974	198,703,040	188,529,426	141,373	-	-	14,144,588

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	31,485,925	-	31,485,925	-
Consumer Discretionary	118,282,279	-	118,282,279	-
Consumer Staples	25,297,228	-	25,297,228	-
Energy	20,596,736	-	20,596,736	-
Financials	90,887,721	-	90,887,721	-
Health Care	42,427,210	-	42,427,210	-
Industrials	135,977,579	-	134,515,124	1,462,455
Information Technology	108,224,066	-	108,224,066	-
Materials	37,443,707	-	37,443,707	-
Real Estate	6,067,419	-	6,067,419	-
Utilities	9,741,163	-	9,741,163	-

Money Market Funds	14,144,588	14,144,588	-	-
Total Investments in Securities:	640,575,621	14,144,588	624,968,578	1,462,455
Fidelity® Japan Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,883,793) - See accompanying schedule:
Unaffiliated issuers (cost $578,262,044)	$626,431,033
Fidelity Central Funds (cost $14,144,588)	14,144,588

Total Investment in Securities (cost $592,406,632)		$640,575,621
Cash		24,191
Foreign currency held at value (cost $241,962)		237,966
Receivable for investments sold		905,533
Receivable for fund shares sold		88,353
Dividends receivable		4,671,381
Distributions receivable from Fidelity Central Funds		19,624
Prepaid expenses		968
Total assets		646,523,637
Liabilities
Payable for investments purchased	$21,643
Payable for fund shares redeemed	258,471
Accrued management fee	243,159
Distribution and service plan fees payable	5,907
Other affiliated payables	78,224
Other payables and accrued expenses	72,980
Collateral on securities loaned	13,586,272
Total Liabilities		14,266,656
Net Assets		$632,256,981
Net Assets consist of:
Paid in capital		$567,245,214
Total accumulated earnings (loss)		65,011,767
Net Assets		$632,256,981

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($15,763,511 ÷ 1,082,580 shares)(a)		$14.56
Maximum offering price per share (100/94.25 of $14.56)		$15.45
Class M :
Net Asset Value and redemption price per share ($2,353,812 ÷ 163,038 shares)(a)		$14.44
Maximum offering price per share (100/96.50 of $14.44)		$14.96
Class C :
Net Asset Value and offering price per share ($1,779,199 ÷ 125,558 shares)(a)		$14.17
Japan :
Net Asset Value, offering price and redemption price per share ($149,990,269 ÷ 10,208,018 shares)		$14.69
Class I :
Net Asset Value, offering price and redemption price per share ($32,711,593 ÷ 2,208,439 shares)		$14.81
Class Z :
Net Asset Value, offering price and redemption price per share ($429,658,597 ÷ 29,276,612 shares)		$14.68
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$13,693,609
Income from Fidelity Central Funds (including $87,746 from security lending)		141,373
Income before foreign taxes withheld		$13,834,982
Less foreign taxes withheld		(1,362,602)
Total Income		12,472,380
Expenses
Management fee
Basic fee	$4,411,127
Performance adjustment	(16,357)
Transfer agent fees	595,800
Distribution and service plan fees	71,976
Accounting fees	309,728
Custodian fees and expenses	32,815
Independent trustees' fees and expenses	3,666
Registration fees	96,117
Audit	68,287
Legal	624
Interest	15,104
Miscellaneous	3,107
Total expenses before reductions	5,591,994
Expense reductions	(41,066)
Total expenses after reductions		5,550,928
Net Investment income (loss)		6,921,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	32,002,995
Foreign currency transactions	277,938
Total net realized gain (loss)		32,280,933
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	14,034,746
Assets and liabilities in foreign currencies	60,814
Total change in net unrealized appreciation (depreciation)		14,095,560
Net gain (loss)		46,376,493
Net increase (decrease) in net assets resulting from operations		$53,297,945
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,921,452	$4,298,398
Net realized gain (loss)	32,280,933	(11,275,330)
Change in net unrealized appreciation (depreciation)	14,095,560	(232,721,817)
Net increase (decrease) in net assets resulting from operations	53,297,945	(239,698,749)
Distributions to shareholders	-	(85,697,627)

Share transactions - net increase (decrease)	6,725,873	66,247,709

Total increase (decrease) in net assets	60,023,818	(259,148,667)

Net Assets
Beginning of period	572,233,163	831,381,830
End of period	$632,256,981	$572,233,163

Financial Highlights
Fidelity Advisor® Japan Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.26	$20.90	$17.50	$15.80	$14.15
Income from Investment Operations
Net investment income (loss) A,B	.11	.04	.02	.05	.07
Net realized and unrealized gain (loss)	1.19	(5.58)	3.71	1.81	1.58
Total from investment operations	1.30	(5.54)	3.73	1.86	1.65
Distributions from net investment income	-	(.55)	(.07)	(.07)	-
Distributions from net realized gain	-	(1.55)	(.25)	(.09)	-
Total distributions	-	(2.10)	(.33) C	(.16)	-
Net asset value, end of period	$14.56	$13.26	$20.90	$17.50	$15.80
Total Return D,E	9.80%	(29.38)%	21.42%	11.85%	11.66%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.22%	1.39%	1.38%	1.37%	1.33%
Expenses net of fee waivers, if any	1.22%	1.39%	1.38%	1.37%	1.32%
Expenses net of all reductions	1.21%	1.39%	1.38%	1.37%	1.32%
Net investment income (loss)	.69%	.26%	.08%	.35%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$15,764	$13,004	$20,357	$16,181	$16,069
Portfolio turnover rate H	25%	26%	31%	22%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.19	$20.76	$17.40	$15.71	$14.11
Income from Investment Operations
Net investment income (loss) A,B	.06	(.01)	(.05)	.01	.03
Net realized and unrealized gain (loss)	1.19	(5.55)	3.69	1.80	1.57
Total from investment operations	1.25	(5.56)	3.64	1.81	1.60
Distributions from net investment income	-	(.46)	(.02)	(.03)	-
Distributions from net realized gain	-	(1.55)	(.25)	(.09)	-
Total distributions	-	(2.01)	(.28) C	(.12)	-
Net asset value, end of period	$14.44	$13.19	$20.76	$17.40	$15.71
Total Return D,E	9.48%	(29.55)%	21.00%	11.55%	11.34%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.51%	1.69%	1.70%	1.67%	1.64%
Expenses net of fee waivers, if any	1.50%	1.69%	1.70%	1.67%	1.64%
Expenses net of all reductions	1.49%	1.69%	1.70%	1.67%	1.63%
Net investment income (loss)	.42%	(.04)%	(.23)%	.04%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$2,354	$2,282	$3,919	$3,728	$3,945
Portfolio turnover rate H	25%	26%	31%	22%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.00	$20.43	$17.17	$15.49	$13.97
Income from Investment Operations
Net investment income (loss) A,B	- C	(.07)	(.12)	(.05)	(.02)
Net realized and unrealized gain (loss)	1.17	(5.49)	3.63	1.77	1.54
Total from investment operations	1.17	(5.56)	3.51	1.72	1.52
Distributions from net investment income	-	(.33)	(.01)	-	-
Distributions from net realized gain	-	(1.55)	(.25)	(.04)	-
Total distributions	-	(1.87) D	(.25) D	(.04)	-
Net asset value, end of period	$14.17	$13.00	$20.43	$17.17	$15.49
Total Return E,F	9.00%	(29.85)%	20.54%	11.09%	10.88%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.94%	2.11%	2.09%	2.06%	2.01%
Expenses net of fee waivers, if any	1.93%	2.10%	2.09%	2.05%	2.00%
Expenses net of all reductions	1.93%	2.10%	2.09%	2.05%	2.00%
Net investment income (loss)	(.02)%	(.46)%	(.63)%	(.34)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,779	$2,179	$4,778	$6,167	$8,829
Portfolio turnover rate I	25%	26%	31%	22%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Japan Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.35	$21.01	$17.58	$15.86	$14.20
Income from Investment Operations
Net investment income (loss) A,B	.15	.08	.08	.10	.12
Net realized and unrealized gain (loss)	1.19	(5.60)	3.72	1.81	1.59
Total from investment operations	1.34	(5.52)	3.80	1.91	1.71
Distributions from net investment income	-	(.59)	(.11)	(.11)	(.05)
Distributions from net realized gain	-	(1.55)	(.25)	(.09)	-
Total distributions	-	(2.14)	(.37) C	(.19) C	(.05)
Net asset value, end of period	$14.69	$13.35	$21.01	$17.58	$15.86
Total Return D	10.04%	(29.16)%	21.75%	12.16%	12.10%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.96%	1.13%	1.09%	1.06%	1.01%
Expenses net of fee waivers, if any	.95%	1.12%	1.09%	1.06%	1.01%
Expenses net of all reductions	.95%	1.12%	1.09%	1.06%	1.00%
Net investment income (loss)	.96%	.52%	.37%	.65%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$149,990	$113,015	$167,954	$274,433	$401,344
Portfolio turnover rate G	25%	26%	31%	22%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.45	$20.97	$17.56	$15.85	$14.18
Income from Investment Operations
Net investment income (loss) A,B	.15	.09	.09	.11	.13
Net realized and unrealized gain (loss)	1.21	(5.65)	3.71	1.81	1.58
Total from investment operations	1.36	(5.56)	3.80	1.92	1.71
Distributions from net investment income	-	(.41)	(.14)	(.12)	(.04)
Distributions from net realized gain	-	(1.55)	(.25)	(.09)	-
Total distributions	-	(1.96)	(.39)	(.21)	(.04)
Net asset value, end of period	$14.81	$13.45	$20.97	$17.56	$15.85
Total Return C	10.11%	(29.15)%	21.80%	12.20%	12.12%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.94%	1.09%	1.04%	1.01%	.96%
Expenses net of fee waivers, if any	.94%	1.09%	1.04%	1.01%	.96%
Expenses net of all reductions	.94%	1.09%	1.04%	1.00%	.95%
Net investment income (loss)	.97%	.56%	.43%	.71%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$32,712	$33,320	$48,887	$473,859	$319,164
Portfolio turnover rate F	25%	26%	31%	22%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.31	$20.98	$17.56	$15.84	$14.19
Income from Investment Operations
Net investment income (loss) A,B	.17	.11	.10	.13	.14
Net realized and unrealized gain (loss)	1.20	(5.59)	3.72	1.81	1.57
Total from investment operations	1.37	(5.48)	3.82	1.94	1.71
Distributions from net investment income	-	(.64)	(.15)	(.13)	(.06)
Distributions from net realized gain	-	(1.55)	(.25)	(.09)	-
Total distributions	-	(2.19)	(.40)	(.22)	(.06)
Net asset value, end of period	$14.68	$13.31	$20.98	$17.56	$15.84
Total Return C	10.29%	(29.07)%	21.93%	12.36%	12.14%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.80%	.96%	.96%	.92%	.87%
Expenses net of fee waivers, if any	.79%	.96%	.96%	.92%	.87%
Expenses net of all reductions	.79%	.96%	.96%	.92%	.86%
Net investment income (loss)	1.12%	.69%	.51%	.79%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$429,659	$408,434	$585,487	$8,368	$8,136
Portfolio turnover rate F	25%	26%	31%	22%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$127,803,896
Gross unrealized depreciation	(86,076,842)
Net unrealized appreciation (depreciation)	$41,727,054
Tax Cost	$598,848,567

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,400,072
Undistributed long-term capital gain	$17,974,277
Net unrealized appreciation (depreciation) on securities and other investments	$41,637,420

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$-	$36,508,917
Long-term Capital Gains	-	49,188,710
Total	$-	$85,697,627

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	179,501,356	160,024,582
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$38,059	$1,323
Class M	.25%	.25%	12,894	28
Class C	.75%	.25%	21,023	2,831
			$71,976	$4,182

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,149
Class M	248
Class CA	21
$2,418
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$33,382.22
Class M	6,630.26
Class C	3,874.18
Japan	295,757.20
Class I	65,784.19
Class Z	190,373.04
	$595,800

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.1827
Japan	0.1937
Class I	0.1893

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Japan Fund	0.0466

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Japan Fund	Borrower	$ 9,038,500	4.30%	$15,104

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Fund	4,715,156	350,123	8,902
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Japan Fund	$1,170
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Fund	$9,233	$-	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses.  During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$256
Class M	414
Class C	33
$703

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $40,363.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Japan Fund
Distributions to shareholders
Class A	$-	$2,019,337
Class M	-	368,577
Class C	-	426,706
Japan	-	17,143,088
Class I	-	4,520,940
Class Z	-	61,218,979
Total	$-	$85,697,627
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Japan Fund
Class A
Shares sold	253,562	117,484	$4,046,153	$1,791,821
Reinvestment of distributions	-	100,623	-	1,865,544
Shares redeemed	(151,426)	(211,780)	(2,307,493)	(3,414,360)
Net increase (decrease)	102,136	6,327	$1,738,660	$243,005
Class M
Shares sold	12,539	13,826	$196,973	$202,895
Reinvestment of distributions	-	19,910	-	368,140
Shares redeemed	(22,565)	(49,434)	(338,510)	(787,625)
Net increase (decrease)	(10,026)	(15,698)	$(141,537)	$(216,590)
Class C
Shares sold	39,644	8,561	$604,997	$138,296
Reinvestment of distributions	-	23,330	-	426,706
Shares redeemed	(81,701)	(98,132)	(1,220,282)	(1,544,500)
Net increase (decrease)	(42,057)	(66,241)	$(615,285)	$(979,498)
Japan
Shares sold	4,480,372	1,808,139	$70,308,105	$29,931,437
Reinvestment of distributions	-	867,250	-	16,148,203
Shares redeemed	(2,739,105)	(2,201,846)	(42,188,958)	(35,408,192)
Net increase (decrease)	1,741,267	473,543	$28,119,147	$10,671,448
Class I
Shares sold	2,062,944	694,437	$32,061,275	$11,578,345
Reinvestment of distributions	-	176,445	-	3,310,112
Shares redeemed	(2,330,965)	(725,162)	(34,977,085)	(12,524,199)
Net increase (decrease)	(268,021)	145,720	$(2,915,810)	$2,364,258
Class Z
Shares sold	5,627,405	833,537	$89,494,212	$13,605,712
Reinvestment of distributions	-	3,263,046	-	60,496,866
Shares redeemed	(7,035,462)	(1,323,692)	(108,953,514)	(19,937,492)
Net increase (decrease)	(1,408,057)	2,772,891	$(19,459,302)	$54,165,086
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity Japan Fund	47%	19%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Fund	67%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Japan Smaller Companies Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	9.76%	0.55%	3.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Fidelity® Japan Smaller Companies Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Masaki Nakamura:
For the fiscal year ending October 31, 2023, the fund gained 9.76%, versus 16.18% for both the broad-based Russell/Nomura Mid Small Cap Japan Index (Gross) and the Fidelity Japan Smaller Companies Blend Index. By sector, security selection was the primary detractor, especially within industrials. Stock picking in information technology, primarily within software & services, also hurt, as did selection in real estate and health care. The fund's position in cash further detracted. The biggest individual relative detractor was an overweight in Kakaku.com (-42%), and the second-largest relative detractor was an overweight in Relo Group (-30%). An overweight in Money Forward (-13%) also hurt. In contrast, by sector, the biggest contributor to performance versus the benchmark was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in materials and overall positioning in energy also boosted relative performance. The top individual relative contributor was an overweight in Kansai Electric Power (+71%). The stock was among the fund's biggest holdings. A second notable contributor was an overweight in Renesas Electronics (+54%), the fund's top holding the past 12 months. An overweight in Yamato Kogyo (+70%), another of the fund's largest holdings, also helped. Notable changes in positioning the past 12 months include decreased exposure to cash and information technology stocks, and higher allocations to the energy, materials and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

INPEX Corp. (Oil, Gas & Consumable Fuels)	3.5
Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	2.8
Yamato Kogyo Co. Ltd. (Metals & Mining)	2.3
T&D Holdings, Inc. (Insurance)	2.1
Suzuki Motor Corp. (Automobiles)	1.9
Kansai Electric Power Co., Inc. (Electric Utilities)	1.9
Central Automotive Products Ltd. (Distributors)	1.8
Asahi Group Holdings (Beverages)	1.8
Amano Corp. (Electronic Equipment, Instruments & Components)	1.8
Kyoto Financial Group, Inc. (Banks)	1.7
21.6

Market Sectors (% of Fund's net assets)

Industrials	21.8
Information Technology	17.5
Consumer Discretionary	15.9
Financials	10.3
Materials	9.5
Consumer Staples	6.2
Energy	4.5
Communication Services	4.2
Utilities	3.2
Health Care	2.0
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Japan Smaller Companies Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 0.7%
JTOWER, Inc. (a)(b)	89,100	3,242,444
Entertainment - 2.6%
Capcom Co. Ltd.	207,700	6,685,723
Daiichikosho Co. Ltd.	301,800	4,461,045
		11,146,768
Interactive Media & Services - 0.9%
Kakaku.com, Inc.	382,700	3,690,948
TOTAL COMMUNICATION SERVICES		18,080,160
CONSUMER DISCRETIONARY - 15.9%
Automobile Components - 1.2%
DENSO Corp.	175,600	2,592,968
Shoei Co. Ltd.	215,300	2,868,607
		5,461,575
Automobiles - 3.2%
Isuzu Motors Ltd.	511,200	5,700,213
Suzuki Motor Corp.	209,900	8,146,641
		13,846,854
Broadline Retail - 1.6%
Pan Pacific International Holdings Ltd.	350,200	6,781,925
Distributors - 1.8%
Central Automotive Products Ltd.	355,300	7,957,529
Hotels, Restaurants & Leisure - 1.4%
Koshidaka Holdings Co. Ltd.	876,800	6,238,111
Household Durables - 0.5%
Open House Group Co. Ltd.	65,200	2,149,015
Leisure Products - 2.2%
Bandai Namco Holdings, Inc.	203,300	4,212,074
Roland Corp.	136,500	3,946,757
YONEX Co. Ltd.	140,400	1,521,072
		9,679,903
Specialty Retail - 4.0%
ABC-MART, Inc.	273,000	4,228,508
Fast Retailing Co. Ltd.	25,400	5,623,469
Fuji Corp. (b)	655,400	7,390,236
		17,242,213
TOTAL CONSUMER DISCRETIONARY		69,357,125
CONSUMER STAPLES - 6.2%
Beverages - 1.8%
Asahi Group Holdings	217,700	7,874,299
Consumer Staples Distribution & Retail - 1.1%
Kobe Bussan Co. Ltd. (b)	194,300	4,808,546
Food Products - 2.5%
Ajinomoto Co., Inc.	178,500	6,519,299
Kotobuki Spirits Co. Ltd.	332,500	4,415,263
		10,934,562
Personal Care Products - 0.8%
Shiseido Co. Ltd.	109,200	3,463,330
TOTAL CONSUMER STAPLES		27,080,737
ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
ENEOS Holdings, Inc.	1,218,700	4,515,792
INPEX Corp.	1,043,500	15,142,098
		19,657,890
FINANCIALS - 10.3%
Banks - 4.0%
Fukuoka Financial Group, Inc.	247,300	6,537,064
Hokuhoku Financial Group, Inc.	282,100	3,293,541
Kyoto Financial Group, Inc.	131,100	7,432,559
		17,263,164
Consumer Finance - 1.1%
Credit Saison Co. Ltd.	332,400	4,982,613
Financial Services - 0.7%
Zenkoku Hosho Co. Ltd.	91,800	2,935,606
Insurance - 4.5%
Lifenet Insurance Co. (a)	358,200	2,288,863
Sompo Holdings, Inc.	76,100	3,296,650
T&D Holdings, Inc.	519,300	9,263,909
Tokio Marine Holdings, Inc.	221,200	4,948,739
		19,798,161
TOTAL FINANCIALS		44,979,544
HEALTH CARE - 2.0%
Health Care Providers & Services - 0.5%
As One Corp.	60,200	1,918,568
Pharmaceuticals - 1.5%
Eisai Co. Ltd.	63,200	3,348,232
Santen Pharmaceutical Co. Ltd.	387,700	3,362,735
		6,710,967
TOTAL HEALTH CARE		8,629,535
INDUSTRIALS - 21.8%
Construction & Engineering - 0.8%
Raito Kogyo Co. Ltd.	271,000	3,507,791
Electrical Equipment - 2.1%
Fuji Electric Co. Ltd.	115,200	4,386,198
SWCC Showa Holdings Co. Ltd.	331,700	4,612,060
		8,998,258
Ground Transportation - 1.3%
Kyushu Railway Co.	285,200	5,831,284
Machinery - 3.6%
CKD Corp.	289,500	3,640,621
IHI Corp.	209,600	4,022,680
Minebea Mitsumi, Inc.	310,000	4,860,584
Misumi Group, Inc.	206,237	3,122,153
		15,646,038
Marine Transportation - 1.1%
Nippon Concept Corp.	397,900	4,689,063
Professional Services - 7.0%
BayCurrent Consulting, Inc.	130,700	3,281,453
Funai Soken Holdings, Inc.	344,480	5,661,842
Open Up Group, Inc.	341,200	4,232,200
Rise Consulting Group, Inc.	329,300	1,868,321
TechnoPro Holdings, Inc.	243,600	4,825,923
TKC Corp.	206,900	4,826,361
Visional, Inc. (a)	117,100	5,739,678
		30,435,778
Trading Companies & Distributors - 4.4%
Hanwa Co. Ltd.	165,850	4,999,235
Inaba Denki Sangyo Co. Ltd.	202,600	4,224,796
Itochu Corp.	125,700	4,527,844
Mitani Shoji Co. Ltd.	290,300	2,660,973
Senshu Electric Co. Ltd. (b)	147,600	3,036,611
		19,449,459
Transportation Infrastructure - 1.5%
Kamigumi Co. Ltd.	314,700	6,384,178
TOTAL INDUSTRIALS		94,941,849
INFORMATION TECHNOLOGY - 17.5%
Electronic Equipment, Instruments & Components - 7.2%
Amano Corp.	379,300	7,747,705
Azbil Corp.	152,000	4,491,398
Dexerials Corp.	167,000	3,809,324
Ibiden Co. Ltd.	89,700	3,824,490
Kohoku Kogyo Co. Ltd. (b)	44,500	1,413,596
Maruwa Ceramic Co. Ltd.	36,200	6,351,779
Shibaura Electronics Co. Ltd.	94,300	3,525,018
		31,163,310
IT Services - 3.8%
Argo Graphics, Inc.	244,500	5,358,321
GMO Internet, Inc.	192,500	2,803,720
Net One Systems Co. Ltd.	217,000	3,312,055
NSD Co. Ltd.	303,900	5,287,523
		16,761,619
Semiconductors & Semiconductor Equipment - 3.8%
Renesas Electronics Corp. (a)	907,300	11,917,948
Sumco Corp.	348,057	4,497,646
		16,415,594
Software - 1.7%
Jastec Co. Ltd.	11,100	113,839
Money Forward, Inc. (a)	286,000	7,223,797
		7,337,636
Technology Hardware, Storage & Peripherals - 1.0%
FUJIFILM Holdings Corp.	79,800	4,364,885
TOTAL INFORMATION TECHNOLOGY		76,043,044
MATERIALS - 9.5%
Chemicals - 5.1%
C. Uyemura & Co. Ltd.	98,000	5,320,924
Fujimi, Inc.	186,600	3,724,881
NOF Corp.	127,700	5,037,886
Osaka Soda Co. Ltd.	80,400	4,721,941
Tokyo Ohka Kogyo Co. Ltd.	61,900	3,576,632
		22,382,264
Construction Materials - 0.9%
Maeda Kosen Co. Ltd.	190,000	3,701,513
Metals & Mining - 3.5%
Dowa Holdings Co. Ltd.	167,700	5,126,649
Yamato Kogyo Co. Ltd.	215,700	10,334,361
		15,461,010
TOTAL MATERIALS		41,544,787
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Invincible Investment Corp.	6,000	2,307,602
Real Estate Management & Development - 1.1%
Relo Group, Inc.	484,915	4,807,487
TOTAL REAL ESTATE		7,115,089
UTILITIES - 3.2%
Electric Utilities - 1.9%
Kansai Electric Power Co., Inc.	628,800	8,051,056
Gas Utilities - 1.3%
Nippon Gas Co. Ltd.	387,700	5,826,938
TOTAL UTILITIES		13,877,994
TOTAL COMMON STOCKS (Cost $387,072,883)		421,307,754

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c)	163,509	163,542
Fidelity Securities Lending Cash Central Fund 5.40% (c)(d)	13,156,777	13,158,092
TOTAL MONEY MARKET FUNDS (Cost $13,321,634)		13,321,634

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $400,394,517)	434,629,388
NET OTHER ASSETS (LIABILITIES) - 0.3%	1,240,197
NET ASSETS - 100.0%	435,869,585

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	14,224,205	48,431,718	62,492,381	211,233	-	-	163,542	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	2,325,000	185,892,249	175,059,157	204,416	-	-	13,158,092	0.1%
Total	16,549,205	234,323,967	237,551,538	415,649	-	-	13,321,634

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	18,080,160	-	18,080,160	-
Consumer Discretionary	69,357,125	-	69,357,125	-
Consumer Staples	27,080,737	-	27,080,737	-
Energy	19,657,890	-	19,657,890	-
Financials	44,979,544	-	44,979,544	-
Health Care	8,629,535	-	8,629,535	-
Industrials	94,941,849	-	94,941,849	-
Information Technology	76,043,044	-	76,043,044	-
Materials	41,544,787	-	41,544,787	-
Real Estate	7,115,089	-	7,115,089	-
Utilities	13,877,994	-	13,877,994	-

Money Market Funds	13,321,634	13,321,634	-	-
Total Investments in Securities:	434,629,388	13,321,634	421,307,754	-
Fidelity® Japan Smaller Companies Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,464,591) - See accompanying schedule:
Unaffiliated issuers (cost $387,072,883)	$421,307,754
Fidelity Central Funds (cost $13,321,634)	13,321,634

Total Investment in Securities (cost $400,394,517)		$434,629,388
Cash		7,047
Foreign currency held at value (cost $13,005,024)		12,624,551
Receivable for investments sold		92,337
Receivable for fund shares sold		2,407
Dividends receivable		2,871,899
Distributions receivable from Fidelity Central Funds		21,838
Prepaid expenses		559
Total assets		450,250,026
Liabilities
Payable for investments purchased	$570,625
Payable for fund shares redeemed	261,381
Accrued management fee	250,118
Other affiliated payables	79,765
Other payables and accrued expenses	60,460
Collateral on securities loaned	13,158,092
Total Liabilities		14,380,441
Net Assets		$435,869,585
Net Assets consist of:
Paid in capital		$402,979,000
Total accumulated earnings (loss)		32,890,585
Net Assets		$435,869,585
Net Asset Value, offering price and redemption price per share ($435,869,585 ÷ 31,858,961 shares)		$13.68

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$9,585,415
Income from Fidelity Central Funds (including $204,416 from security lending)		415,649
Income before foreign taxes withheld		$10,001,064
Less foreign taxes withheld		(961,874)
Total Income		9,039,190
Expenses
Management fee	$2,815,137
Transfer agent fees	663,405
Accounting fees	207,781
Custodian fees and expenses	33,691
Independent trustees' fees and expenses	2,314
Registration fees	37,807
Audit	58,386
Legal	395
Miscellaneous	1,626
Total expenses before reductions	3,820,542
Expense reductions	(25,670)
Total expenses after reductions		3,794,872
Net Investment income (loss)		5,244,318
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	18,255,563
Foreign currency transactions	(954,070)
Total net realized gain (loss)		17,301,493
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	7,881,385
Assets and liabilities in foreign currencies	(275,164)
Total change in net unrealized appreciation (depreciation)		7,606,221
Net gain (loss)		24,907,714
Net increase (decrease) in net assets resulting from operations		$30,152,032
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,244,318	$5,662,274
Net realized gain (loss)	17,301,493	(1,219,316)
Change in net unrealized appreciation (depreciation)	7,606,221	(112,241,112)
Net increase (decrease) in net assets resulting from operations	30,152,032	(107,798,154)
Distributions to shareholders	(198,124)	(52,717,138)

Share transactions
Proceeds from sales of shares	104,318,260	11,321,055
Reinvestment of distributions	192,250	51,177,635
Cost of shares redeemed	(63,019,461)	(38,772,821)

Net increase (decrease) in net assets resulting from share transactions	41,491,049	23,725,869
Total increase (decrease) in net assets	71,444,957	(136,789,423)

Net Assets
Beginning of period	364,424,628	501,214,051
End of period	$435,869,585	$364,424,628

Other Information
Shares
Sold	7,080,855	811,228
Issued in reinvestment of distributions	14,575	3,289,051
Redeemed	(4,466,160)	(2,841,225)
Net increase (decrease)	2,629,270	1,259,054

Financial Highlights
Fidelity® Japan Smaller Companies Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.47	$17.92	$16.64	$17.60	$17.12
Income from Investment Operations
Net investment income (loss) A,B	.18	.19	.20	.16	.22
Net realized and unrealized gain (loss)	1.04	(3.75)	1.36	.11	1.10
Total from investment operations	1.22	(3.56)	1.56	.27	1.32
Distributions from net investment income	(.01)	(.51)	(.19)	(.23)	(.11)
Distributions from net realized gain	-	(1.38)	(.10)	(1.00)	(.73)
Total distributions	(.01)	(1.89)	(.28) C	(1.23)	(.84)
Net asset value, end of period	$13.68	$12.47	$17.92	$16.64	$17.60
Total Return D	9.76%	(21.95)%	9.44%	1.31%	8.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.91%	.91%	.92%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.92%	.93%
Expenses net of all reductions	.91%	.91%	.91%	.92%	.93%
Net investment income (loss)	1.26%	1.33%	1.13%	1.02%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$435,870	$364,425	$501,214	$523,774	$685,651
Portfolio turnover rate G	36%	38%	23%	20%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,846,442
Gross unrealized depreciation	(43,408,625)
Net unrealized appreciation (depreciation)	$20,437,817
Tax Cost	$414,191,571

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,826,055
Undistributed long-term capital gain	$3,046,399
Net unrealized appreciation (depreciation) on securities and other investments	$20,018,132

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$198,124	$16,327,824
Long-term Capital Gains	-	36,389,314
Total	$198,124	$ 52,717,138
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	199,961,174	146,537,980
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1535% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	0.0497

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Smaller Companies Fund	1,845,467	5,814,517	1,434,309
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Japan Smaller Companies Fund	$741
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Smaller Companies Fund	$21,922	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $146.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $25,524.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers International Fund
Fidelity Japan Smaller Companies Fund	17%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Smaller Companies Fund	49%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Latin America Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-13.36%	-2.25%	-3.79%
Class M (incl. 3.50% sales charge)	-11.51%	-2.04%	-3.83%
Class C (incl. contingent deferred sales charge)	-9.62%	-1.83%	-3.80%
Fidelity® Latin America Fund	-7.88%	-0.80%	-2.95%
Class I	-7.83%	-0.76%	-2.89%
Class Z	-7.67%	-0.61%	-2.82%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Fidelity® Latin America Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Will Pruett:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned about -9% to -8%, versus 3.98% for the benchmark MSCI Emerging Markets Latin America Net MA Index. From a regional standpoint, stock picks in Brazil and Peru, and a non-benchmark allocation to Developed Markets detracted from the fund's relative result. By sector, market selection was the primary detractor, with substantial overweight positions in health care and consumer discretionary, the benchmark's two weakest-performing sectors, hurting the fund's relative result. Stock selection in consumer staples, primarily within the consumer staples distribution & retail industry, also hurt, as did stock picking in industrials, primarily within the transportation industry. The fund's non-benchmark stake in Vamos Locacao de Caminhoes Maquinas e Equipamentos, one of our biggest holdings, returned -48% and was the largest individual relative detractor. A second notable relative detractor was an overweight in Hypera Pharma (-38%), which was also among our biggest holdings. An overweight in Atacadao (-52%) also hurt. In contrast, from a regional standpoint, an underweight in Chile contributed to the fund's performance versus the benchmark. By sector, security selection in health care, financials and consumer discretionary all boosted the fund's relative performance. The fund's non-benchmark stake in Qualitas Controladora gained 121% and was the top individual relative contributor. The stock was among the fund's largest holdings this period, though we decreased our investment during the 12 months. A non-benchmark stake in Caixa Seguridade Participacoes gained 44% and was the second-largest relative contributor; the stock was among the fund's biggest holdings at period end. An underweight in Banco Bradesco (-21%) also helped. Notable changes in positioning include a higher allocation to Mexico, increased exposure to the consumer staples sector and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	14.2
Genomma Lab Internacional SA de CV (Mexico, Pharmaceuticals)	8.5
Afya Ltd. (Brazil, Diversified Consumer Services)	6.4
Hypera SA (Brazil, Pharmaceuticals)	4.9
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA (Brazil, Ground Transportation)	4.3
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	4.2
Caixa Seguridade Participacoes (Brazil, Insurance)	4.2
Equatorial Energia SA (Brazil, Electric Utilities)	4.2
Sendas Distribuidora SA (Brazil, Consumer Staples Distribution & Retail)	3.8
XP, Inc. Class A (Brazil, Capital Markets)	3.8
58.5

Market Sectors (% of Fund's net assets)

Financials	28.5
Health Care	17.5
Energy	14.2
Industrials	9.4
Consumer Discretionary	9.3
Consumer Staples	8.8
Materials	7.2
Utilities	4.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of  October 31, 2023, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Latin America Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 76.7%
	Shares	Value ($)
Brazil - 46.1%
Afya Ltd. (a)(b)	961,853	15,485,833
Atacadao SA	4,136,833	7,360,022
Caixa Seguridade Participacoes	4,721,442	10,132,593
CM Hospitalar SA	1,282,043	3,786,308
Equatorial Energia SA	1,607,886	10,077,691
Hapvida Participacoes e Investimentos SA (a)(c)	8,030,761	5,877,623
Hypera SA (a)	1,955,962	11,751,096
Itausa-Investimentos Itau SA	90,365	153,782
Localiza Rent a Car SA	637,415	6,431,358
Localiza Rent a Car SA rights 11/10/23 (a)	4,674	6,489
PagSeguro Digital Ltd. (a)	559,572	3,950,578
Sendas Distribuidora SA	4,231,165	9,181,127
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	6,620,995	10,282,618
Vasta Platform Ltd. (a)(b)	1,725,714	6,971,885
XP, Inc. Class A	457,387	9,147,740
TOTAL BRAZIL		110,596,743
Mexico - 24.8%
Banco del Bajio SA (c)	2,016,201	6,170,834
Becle S.A.B. de CV	2,558,104	4,510,629
GCC S.A.B. de CV	799,714	7,120,644
Genomma Lab Internacional SA de CV	27,433,769	20,572,664
Grupo Aeroportuario Norte S.A.B. de CV	760,457	5,805,186
Qualitas Controladora S.A.B. de CV	991,260	8,187,283
Regional S.A.B. de CV	948,024	7,211,797
TOTAL MEXICO		59,579,037
Peru - 3.5%
Intercorp Financial Services, Inc. (b)	448,354	8,420,088
Sweden - 0.9%
VEF AB (a)	14,010,796	2,237,972
Zambia - 1.4%
First Quantum Minerals Ltd.	289,402	3,353,662
TOTAL COMMON STOCKS (Cost $217,840,916)		184,187,502

Nonconvertible Preferred Stocks - 22.4%
	Shares	Value ($)
Brazil - 22.4%
Banco Bradesco SA (PN)	1,058,640	2,937,546
Itausa-Investimentos Itau SA (PN)	5,940,787	10,180,671
Metalurgica Gerdau SA (PN)	3,304,769	6,771,114
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	4,942,204	34,054,084

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $38,848,725)		53,943,415

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e) (Cost $4,830,855)	4,830,372	4,830,855

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $261,520,496)	242,961,772
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(2,699,696)
NET ASSETS - 100.0%	240,262,076

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,048,457 or 5.0% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	647,124	54,352,571	54,999,695	42,968	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	1,102,930	49,663,018	45,935,093	19,823	-	-	4,830,855	0.0%
Total	1,750,054	104,015,589	100,934,788	62,791	-	-	4,830,855

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	22,457,718	22,457,718	-	-
Consumer Staples	21,051,778	21,051,778	-	-
Energy	34,054,084	34,054,084	-	-
Financials	68,730,884	68,730,884	-	-
Health Care	41,987,691	41,987,691	-	-
Industrials	22,525,651	22,525,651	-	-
Materials	17,245,420	17,245,420	-	-
Utilities	10,077,691	10,077,691	-	-

Money Market Funds	4,830,855	4,830,855	-	-
Total Investments in Securities:	242,961,772	242,961,772	-	-
Fidelity® Latin America Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $4,640,952) - See accompanying schedule:
Unaffiliated issuers (cost $256,689,641)	$238,130,917
Fidelity Central Funds (cost $4,830,855)	4,830,855

Total Investment in Securities (cost $261,520,496)		$242,961,772
Foreign currency held at value (cost $29,857)		29,910
Receivable for investments sold		700,321
Receivable for fund shares sold		60,427
Dividends receivable		2,785,475
Distributions receivable from Fidelity Central Funds		9,976
Prepaid expenses		381
Total assets		246,548,262
Liabilities
Payable to custodian bank	$857,074
Payable for investments purchased	179,908
Payable for fund shares redeemed	120,760
Accrued management fee	141,392
Distribution and service plan fees payable	4,771
Other affiliated payables	64,889
Other payables and accrued expenses	89,117
Collateral on securities loaned	4,828,275
Total Liabilities		6,286,186
Net Assets		$240,262,076
Net Assets consist of:
Paid in capital		$333,015,666
Total accumulated earnings (loss)		(92,753,590)
Net Assets		$240,262,076

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($12,309,038 ÷ 688,223 shares)(a)		$17.89
Maximum offering price per share (100/94.25 of $17.89)		$18.98
Class M :
Net Asset Value and redemption price per share ($2,606,412 ÷ 145,529 shares)(a)		$17.91
Maximum offering price per share (100/96.50 of $17.91)		$18.56
Class C :
Net Asset Value and offering price per share ($1,134,076 ÷ 62,865 shares)(a)		$18.04
Latin America :
Net Asset Value, offering price and redemption price per share ($217,335,730 ÷ 12,162,674 shares)		$17.87
Class I :
Net Asset Value, offering price and redemption price per share ($6,213,156 ÷ 348,052 shares)		$17.85
Class Z :
Net Asset Value, offering price and redemption price per share ($663,664 ÷ 37,030 shares)		$17.92
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$18,176,764
Income from Fidelity Central Funds (including $19,823 from security lending)		62,791
Income before foreign taxes withheld		$18,239,555
Less foreign taxes withheld		(658,269)
Total Income		17,581,286
Expenses
Management fee	$1,795,655
Transfer agent fees	657,463
Distribution and service plan fees	56,991
Accounting fees	132,514
Custodian fees and expenses	93,337
Independent trustees' fees and expenses	1,534
Registration fees	85,862
Audit	70,732
Legal	448
Miscellaneous	1,086
Total expenses before reductions	2,895,622
Expense reductions	(16,689)
Total expenses after reductions		2,878,933
Net Investment income (loss)		14,702,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(314,375)
Foreign currency transactions	123,132
Total net realized gain (loss)		(191,243)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(36,843,715)
Assets and liabilities in foreign currencies	(47,890)
Total change in net unrealized appreciation (depreciation)		(36,891,605)
Net gain (loss)		(37,082,848)
Net increase (decrease) in net assets resulting from operations		$(22,380,495)
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,702,353	$24,063,331
Net realized gain (loss)	(191,243)	(14,063,333)
Change in net unrealized appreciation (depreciation)	(36,891,605)	19,797,722
Net increase (decrease) in net assets resulting from operations	(22,380,495)	29,797,720
Distributions to shareholders	(21,810,363)	(7,964,894)

Share transactions - net increase (decrease)	(262,025)	(30,282,037)

Total increase (decrease) in net assets	(44,452,883)	(8,449,211)

Net Assets
Beginning of period	284,714,959	293,164,170
End of period	$240,262,076	$284,714,959

Financial Highlights
Fidelity Advisor® Latin America Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.18	$19.37	$17.40	$28.36	$21.98
Income from Investment Operations
Net investment income (loss) A,B	1.02	1.60	.15	.04	.69
Net realized and unrealized gain (loss)	(2.73)	.68	1.82	(10.40)	6.11
Total from investment operations	(1.71)	2.28	1.97	(10.36)	6.80
Distributions from net investment income	(1.58)	(.47)	- C	(.60)	(.42)
Total distributions	(1.58)	(.47)	- C	(.60)	(.42)
Net asset value, end of period	$17.89	$21.18	$19.37	$17.40	$28.36
Total Return D,E	(8.07)%	12.17%	11.34%	(37.31)%	31.60%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.33%	1.32%	1.33%	1.36%	1.36%
Expenses net of fee waivers, if any	1.32%	1.32%	1.33%	1.35%	1.36%
Expenses net of all reductions	1.32%	1.32%	1.33%	1.33%	1.36%
Net investment income (loss)	5.29%	7.98%	.70%	.18%	2.81%
Supplemental Data
Net assets, end of period (000 omitted)	$12,309	$13,309	$10,217	$9,131	$17,953
Portfolio turnover rate H	37%	48%	33%	54%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.19	$19.35	$17.44	$28.41	$22.00
Income from Investment Operations
Net investment income (loss) A,B	.98	1.55	.10	(.02)	.63
Net realized and unrealized gain (loss)	(2.73)	.69	1.81	(10.42)	6.13
Total from investment operations	(1.75)	2.24	1.91	(10.44)	6.76
Distributions from net investment income	(1.53)	(.40)	-	(.53)	(.35)
Total distributions	(1.53)	(.40)	-	(.53)	(.35)
Net asset value, end of period	$17.91	$21.19	$19.35	$17.44	$28.41
Total Return C,D	(8.30)%	11.92%	10.95%	(37.45)%	31.26%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.58%	1.58%	1.59%	1.62%	1.64%
Expenses net of fee waivers, if any	1.57%	1.58%	1.59%	1.61%	1.63%
Expenses net of all reductions	1.56%	1.58%	1.59%	1.59%	1.63%
Net investment income (loss)	5.06%	7.72%	.44%	(.09)%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$2,606	$3,024	$2,701	$2,912	$6,032
Portfolio turnover rate G	37%	48%	33%	54%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.33	$19.45	$17.61	$28.67	$22.16
Income from Investment Operations
Net investment income (loss) A,B	.88	1.46	(.01)	(.13)	.51
Net realized and unrealized gain (loss)	(2.74)	.71	1.85	(10.56)	6.21
Total from investment operations	(1.86)	2.17	1.84	(10.69)	6.72
Distributions from net investment income	(1.43)	(.29)	-	(.37)	(.21)
Total distributions	(1.43)	(.29)	-	(.37)	(.21)
Net asset value, end of period	$18.04	$21.33	$19.45	$17.61	$28.67
Total Return C,D	(8.77)%	11.36%	10.45%	(37.78)%	30.62%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.08%	2.08%	2.08%	2.11%	2.12%
Expenses net of fee waivers, if any	2.07%	2.07%	2.08%	2.11%	2.12%
Expenses net of all reductions	2.07%	2.07%	2.08%	2.09%	2.12%
Net investment income (loss)	4.54%	7.22%	(.05)%	(.58)%	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$1,134	$946	$656	$810	$3,438
Portfolio turnover rate G	37%	48%	33%	54%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Latin America Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.17	$19.36	$17.36	$28.30	$21.94
Income from Investment Operations
Net investment income (loss) A,B	1.07	1.65	.22	.10	.77
Net realized and unrealized gain (loss)	(2.74)	.69	1.79	(10.36)	6.09
Total from investment operations	(1.67)	2.34	2.01	(10.26)	6.86
Distributions from net investment income	(1.63)	(.53)	(.01)	(.68)	(.50)
Total distributions	(1.63)	(.53)	(.01)	(.68)	(.50)
Net asset value, end of period	$17.87	$21.17	$19.36	$17.36	$28.30
Total Return C	(7.88)%	12.55%	11.58%	(37.13)%	32.06%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.07%	1.06%	1.04%	1.05%	1.05%
Expenses net of fee waivers, if any	1.06%	1.05%	1.04%	1.05%	1.04%
Expenses net of all reductions	1.06%	1.05%	1.04%	1.03%	1.04%
Net investment income (loss)	5.55%	8.24%	.99%	.48%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$217,336	$262,361	$262,484	$277,942	$517,901
Portfolio turnover rate F	37%	48%	33%	54%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.15	$19.34	$17.34	$28.28	$21.92
Income from Investment Operations
Net investment income (loss) A,B	1.07	1.67	.23	.12	.78
Net realized and unrealized gain (loss)	(2.73)	.67	1.78	(10.34)	6.08
Total from investment operations	(1.66)	2.34	2.01	(10.22)	6.86
Distributions from net investment income	(1.64)	(.53)	(.01)	(.72)	(.50)
Total distributions	(1.64)	(.53)	(.01)	(.72)	(.50)
Net asset value, end of period	$17.85	$21.15	$19.34	$17.34	$28.28
Total Return C	(7.83)%	12.57%	11.60%	(37.07)%	32.09%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.02%	1.02%	1.00%	.99%	1.01%
Expenses net of fee waivers, if any	1.02%	1.02%	1.00%	.99%	1.00%
Expenses net of all reductions	1.02%	1.02%	1.00%	.97%	1.00%
Net investment income (loss)	5.60%	8.28%	1.04%	.54%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$6,213	$3,960	$2,768	$3,508	$7,124
Portfolio turnover rate F	37%	48%	33%	54%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.14	$19.35	$17.32	$28.24	$21.92
Income from Investment Operations
Net investment income (loss) A,B	1.10	1.70	.26	.14	.85
Net realized and unrealized gain (loss)	(2.72)	.66	1.79	(10.32)	6.03
Total from investment operations	(1.62)	2.36	2.05	(10.18)	6.88
Distributions from net investment income	(1.60)	(.57)	(.02)	(.74)	(.56)
Total distributions	(1.60)	(.57)	(.02)	(.74)	(.56)
Net asset value, end of period	$17.92	$21.14	$19.35	$17.32	$28.24
Total Return C	(7.67)%	12.73%	11.82%	(37.00)%	32.28%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.86%	.85%	.85%	.86%	.86%
Expenses net of fee waivers, if any	.86%	.85%	.85%	.86%	.86%
Expenses net of all reductions	.86%	.85%	.85%	.84%	.86%
Net investment income (loss)	5.76%	8.45%	1.19%	.67%	3.31%
Supplemental Data
Net assets, end of period (000 omitted)	$664	$1,115	$14,338	$13,520	$26,605
Portfolio turnover rate F	37%	48%	33%	54%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$41,096,913
Gross unrealized depreciation	(60,332,015)
Net unrealized appreciation (depreciation)	$(19,235,102)
Tax Cost	$262,196,874

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,352,227
Capital loss carryforward	$(81,820,196)
Net unrealized appreciation (depreciation) on securities and other investments	$(19,285,624)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(57,484,114)
Long-term	(24,336,082)
Total capital loss carryforward	$(81,820,196)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$21,810,363	$7,964,894

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Latin America Fund	98,584,904	106,187,108
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$32,042	$757
Class M	.25%	.25%	14,602	52
Class C	.75%	.25%	10,347	3,300
			$56,991	$4,109

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,740
Class M	283
Class CA	40
$9,063
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$33,116.26
Class M	7,553.26
Class C	2,682.26
Latin America	604,850.25
Class I	8,885.20
Class Z	377.04
	$657,463

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Latin America	0.2000
Class I	0.2000

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Latin America Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Latin America Fund	0.0498

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Latin America Fund	$552

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Latin America Fund	617,469	-	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Latin America Fund	$489
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Latin America Fund	$2,087	$158	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$526

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,163.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Latin America Fund
Distributions to shareholders
Class A	$1,004,697	$246,821
Class M	219,803	55,713
Class C	62,841	9,520
Latin America	20,106,391	7,148,489
Class I	319,001	63,267
Class Z	97,630	441,084
Total	$21,810,363	$7,964,894
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Latin America Fund
Class A
Shares sold	134,846	193,440	$2,591,643	$4,014,725
Reinvestment of distributions	54,943	12,985	985,119	236,085
Shares redeemed	(129,882)	(105,710)	(2,397,461)	(2,130,953)
Net increase (decrease)	59,907	100,715	$1,179,301	$2,119,857
Class M
Shares sold	13,661	20,674	$273,957	$437,930
Reinvestment of distributions	12,131	3,036	218,228	55,381
Shares redeemed	(22,967)	(20,590)	(443,213)	(412,047)
Net increase (decrease)	2,825	3,120	$48,972	$81,264
Class C
Shares sold	26,302	24,221	$509,122	$531,782
Reinvestment of distributions	3,453	515	62,841	9,515
Shares redeemed	(11,221)	(14,126)	(215,686)	(288,523)
Net increase (decrease)	18,534	10,610	$356,277	$252,774
Latin America
Shares sold	1,714,595	2,584,874	$33,449,842	$53,328,636
Reinvestment of distributions	1,050,900	354,926	18,779,586	6,428,926
Shares redeemed	(2,998,723)	(4,099,646)	(57,166,973)	(80,282,944)
Net increase (decrease)	(233,228)	(1,159,846)	$(4,937,545)	$(20,525,382)
Class I
Shares sold	270,444	241,168	$5,353,519	$5,278,172
Reinvestment of distributions	17,723	3,427	316,179	61,999
Shares redeemed	(127,375)	(200,417)	(2,335,762)	(3,856,685)
Net increase (decrease)	160,792	44,178	$3,333,936	$1,483,486
Class Z
Shares sold	24,093	554,422	$494,949	$11,379,289
Reinvestment of distributions	3,612	24,364	64,625	440,031
Shares redeemed	(43,424)	(1,267,021)	(802,540)	(25,513,356)
Net increase (decrease)	(15,719)	(688,235)	$(242,966)	$(13,694,036)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Nordic Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	16.08%	8.38%	6.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Fidelity® Nordic Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Lead-Managers Allyson Ke and Faris Rahman:
For the fiscal year ending October 31, 2023, the fund gained 16.08%, versus 15.89% for the benchmark FTSE Capped Nordic Index. From a regional standpoint, an underweight in Europe ex the U.K., primarily in Finland, contributed to the fund's performance versus the benchmark. By sector, sector-and-industry positioning contributed, especially an underweight in information technology. An underweight in utilities also helped. An overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Not owning Nokia, a benchmark component that returned -23%, was the fund's top individual relative contributor. The second-largest relative contributor was an overweight in Novo-Nordisk (+77%). Novo-Nordisk was the fund's largest holding. Not owning Hexagon, a benchmark component that returned -17%, was another notable relative contributor. In contrast, from a regional standpoint, picks in Europe ex the U.K., primarily in Denmark, detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was an overweight in energy. Stock selection and an overweight in industrials, primarily within the capital goods industry, also hampered the fund's result. Also detracting from our result was stock picking in consumer discretionary. The biggest individual relative detractor was an overweight in Vestas Wind Systems (-31%). Vestas Wind Systems was among the fund's largest holdings at period end. This was a stake we established this period. A second notable relative detractor was an overweight in Elisa (-9%). An overweight in Equinor (-1%) also detracted. Equinor was one of our biggest holdings. Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Nordic Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	27.8
Nordea Bank Abp (Finland, Banks)	5.0
Investor AB (B Shares) (Sweden, Financial Services)	5.0
Atlas Copco AB (B Shares) (Sweden, Machinery)	4.4
DSV A/S (Denmark, Air Freight & Logistics)	3.4
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	3.3
Sandvik AB (Sweden, Machinery)	2.9
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.6
Vestas Wind Systems A/S (Denmark, Electrical Equipment)	2.6
Carlsberg A/S Series B (Denmark, Beverages)	2.4
59.4

Market Sectors (% of Fund's net assets)

Health Care	31.3
Industrials	25.0
Financials	16.6
Energy	5.2
Materials	5.1
Communication Services	4.0
Consumer Discretionary	3.3
Consumer Staples	3.0
Information Technology	2.1
Real Estate	0.4

The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of  October 31, 2023, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Nordic Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
Denmark - 41.2%
Carlsberg A/S Series B	57,000	6,792,873
Demant A/S (a)	64,100	2,441,775
DSV A/S	66,200	9,873,103
Genmab A/S (a)	21,600	6,105,951
Novo Nordisk A/S Series B	827,000	79,785,847
Tryg A/S	291,383	5,686,177
Vestas Wind Systems A/S (a)	342,000	7,412,776
TOTAL DENMARK		118,098,502
Finland - 11.1%
Elisa Corp. (A Shares)	152,200	6,454,596
Neste OYJ	131,700	4,418,845
Nordea Bank Abp	1,374,344	14,442,219
Sampo Oyj (A Shares)	89,800	3,526,095
UPM-Kymmene Corp. (b)	89,600	3,011,979
TOTAL FINLAND		31,853,734
Norway - 7.7%
Equinor ASA	283,300	9,497,127
Kongsberg Gruppen ASA	89,200	3,641,159
Mowi ASA	115,300	1,871,272
Norsk Hydro ASA	913,300	5,208,282
Selvaag Bolig ASA	321,200	764,834
TGS ASA	79,300	1,080,433
TOTAL NORWAY		22,063,107
Sweden - 36.0%
Alfa Laval AB	184,900	5,973,146
ASSA ABLOY AB (B Shares)	349,400	7,447,488
Atlas Copco AB (B Shares)	1,112,400	12,461,925
Autoliv, Inc.	16,700	1,530,555
Beijer Alma AB (B Shares)	86,600	1,376,296
Eltel AB (a)(c)	1,544,681	910,553
Evolution AB (c)	67,100	5,962,534
Fortnox AB	600,600	2,374,970
Haypp Group (a)	385,600	1,551,043
Hemnet Group AB	272,500	4,728,644
HEXPOL AB (B Shares)	304,170	2,689,515
Indutrade AB	277,600	4,902,942
Investor AB (B Shares)	774,500	14,182,173
Lagercrantz Group AB (B Shares)	394,353	3,592,912
Nibe Industrier AB (B Shares)	301,200	1,731,790
Nordnet AB	294,900	4,160,982
Rusta AB	148,900	604,273
Saab AB (B Shares)	91,900	4,709,253
Sandvik AB	489,000	8,329,146
Surgical Science Sweden AB (a)	124,000	1,405,247
Svenska Cellulosa AB SCA (B Shares)	272,700	3,736,587
Swedbank AB (A Shares)	338,299	5,538,582
Swedish Logistic Property AB (a)	131,004	305,139
Trelleborg AB (B Shares)	118,700	2,994,497
TOTAL SWEDEN		103,200,192
TOTAL COMMON STOCKS (Cost $234,330,751)		275,215,535

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	9,210,009	9,211,851
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	3,655,634	3,656,000
TOTAL MONEY MARKET FUNDS (Cost $12,867,851)		12,867,851

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $247,198,602)	288,083,386
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(1,430,598)
NET ASSETS - 100.0%	286,652,788

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,873,087 or 2.4% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	2,293,839	75,944,107	69,026,095	364,910	-	-	9,211,851	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	60,095,153	56,439,153	40,585	-	-	3,656,000	0.0%
Total	2,293,839	136,039,260	125,465,248	405,495	-	-	12,867,851

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,183,240	11,183,240	-	-
Consumer Discretionary	9,648,405	9,648,405	-	-
Consumer Staples	8,664,145	1,871,272	6,792,873	-
Energy	14,996,405	5,499,278	9,497,127	-
Financials	47,536,228	47,536,228	-	-
Health Care	89,738,820	3,847,022	85,891,798	-
Industrials	71,764,074	48,574,664	23,189,410	-
Information Technology	5,967,882	5,967,882	-	-
Materials	14,646,363	9,438,081	5,208,282	-
Real Estate	1,069,973	1,069,973	-	-

Money Market Funds	12,867,851	12,867,851	-	-
Total Investments in Securities:	288,083,386	157,503,896	130,579,490	-
Fidelity® Nordic Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,476,620) - See accompanying schedule:
Unaffiliated issuers (cost $234,330,751)	$275,215,535
Fidelity Central Funds (cost $12,867,851)	12,867,851

Total Investment in Securities (cost $247,198,602)		$288,083,386
Foreign currency held at value (cost $902,295)		901,980
Receivable for fund shares sold		16,265
Dividends receivable		60,439
Reclaims receivable		1,878,766
Distributions receivable from Fidelity Central Funds		36,159
Prepaid expenses		442
Total assets		290,977,437
Liabilities
Payable for investments purchased	$71,061
Payable for fund shares redeemed	147,074
Accrued management fee	164,477
Other affiliated payables	53,740
Other payables and accrued expenses	232,297
Collateral on securities loaned	3,656,000
Total Liabilities		4,324,649
Net Assets		$286,652,788
Net Assets consist of:
Paid in capital		$258,088,664
Total accumulated earnings (loss)		28,564,124
Net Assets		$286,652,788
Net Asset Value, offering price and redemption price per share ($286,652,788 ÷ 5,353,244 shares)		$53.55

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$8,189,631
Foreign Tax Reclaims		1,653,431
Income from Fidelity Central Funds (including $40,585 from security lending)		405,495
Income before foreign taxes withheld		$10,248,557
Less foreign taxes withheld		(2,212,804)
Total Income		8,035,753
Expenses
Management fee	$2,068,185
Transfer agent fees	504,241
Accounting fees	152,632
Custodian fees and expenses	25,434
Independent trustees' fees and expenses	1,726
Registration fees	27,557
Audit	89,482
Legal	297
Miscellaneous	1,209
Total expenses before reductions	2,870,763
Expense reductions	(19,191)
Total expenses after reductions		2,851,572
Net Investment income (loss)		5,184,181
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,429,492
Foreign currency transactions	451,178
Total net realized gain (loss)		1,880,670
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	34,474,964
Assets and liabilities in foreign currencies	5,676
Total change in net unrealized appreciation (depreciation)		34,480,640
Net gain (loss)		36,361,310
Net increase (decrease) in net assets resulting from operations		$41,545,491
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,184,181	$4,639,612
Net realized gain (loss)	1,880,670	(8,220,001)
Change in net unrealized appreciation (depreciation)	34,480,640	(114,229,877)
Net increase (decrease) in net assets resulting from operations	41,545,491	(117,810,266)
Distributions to shareholders	-	(53,400,933)

Share transactions
Proceeds from sales of shares	44,092,104	29,607,219
Reinvestment of distributions	-	49,862,949
Cost of shares redeemed	(56,149,155)	(73,768,106)

Net increase (decrease) in net assets resulting from share transactions	(12,057,051)	5,702,062
Total increase (decrease) in net assets	29,488,440	(165,509,137)

Net Assets
Beginning of period	257,164,348	422,673,485
End of period	$286,652,788	$257,164,348

Other Information
Shares
Sold	789,514	545,297
Issued in reinvestment of distributions	-	819,642
Redeemed	(1,011,489)	(1,383,136)
Net increase (decrease)	(221,975)	(18,197)

Financial Highlights
Fidelity® Nordic Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$46.13	$75.57	$56.51	$46.69	$49.64
Income from Investment Operations
Net investment income (loss) A,B	.93	.78	1.06	.15	1.50 C
Net realized and unrealized gain (loss)	6.49	(20.65) D	20.17	11.86	.15
Total from investment operations	7.42	(19.87)	21.23	12.01	1.65
Distributions from net investment income	-	(3.02)	(.96)	(1.60)	(.05)
Distributions from net realized gain	-	(6.56)	(1.21)	(.59)	(4.55)
Total distributions	-	(9.57) E	(2.17)	(2.19)	(4.60)
Net asset value, end of period	$53.55	$46.13	$75.57	$56.51	$46.69
Total Return F	16.08%	(29.33)% D	38.39%	26.73%	3.96%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.94%	.93%	.92%	.96%	.98%
Expenses net of fee waivers, if any	.93%	.92%	.92%	.96%	.98%
Expenses net of all reductions	.93%	.92%	.92%	.96%	.96%
Net investment income (loss)	1.69%	1.45%	1.51%	.31%	3.28% C
Supplemental Data
Net assets, end of period (000 omitted)	$286,653	$257,164	$422,673	$301,424	$261,896
Portfolio turnover rate I	23%	42%	34%	29%	34%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.82 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (29.35)%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For U.S. income tax purposes, EU reclaims received by a fund reduce the amounts of foreign taxes shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a fund during the fiscal year exceed foreign withholding taxes paid in that year, and a fund previously passed foreign tax credit on to its shareholders, a fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of shareholders. During the fiscal year ended October 31, 2023, the Fund received EU reclaims in excess of foreign withholding taxes paid. The Fund is seeking a closing agreement with the IRS and has accrued the estimated fees as presented in the Statement of Assets and Liabilities in other payables and accrued expenses, and in the Statement of Operations in foreign taxes withheld. The actual fees may differ from the estimate.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,962,009
Gross unrealized depreciation	(31,253,679)
Net unrealized appreciation (depreciation)	$35,708,330
Tax Cost	$252,375,056

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$-
Capital loss carryforward	$(7,039,045)
Net unrealized appreciation (depreciation) on securities and other investments	$35,603,171

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,039,045)
Total capital loss carryforward	$(7,039,045)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$-	$17,742,045
Long-term Capital Gains	-	35,658,888
Total	$-	$53,400,933

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and  in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	67,112,332	78,782,312
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1637% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Nordic Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Nordic Fund	0.0498

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Nordic Fund	1,713,922	626,733	41,582

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Nordic Fund	1,474
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Nordic Fund	$549
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Nordic Fund	$4,303	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $615.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $18,576.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Fidelity® Pacific Basin Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	16.06%	6.53%	5.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Fidelity® Pacific Basin Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Managers Kirk Neureiter and Stephen Lieu:
For the fiscal year ending October 31, 2023, the fund gained 16.06%, versus 14.51% for the benchmark MS All Country Pacific Free (Net of MA Tax) Index. From a regional standpoint, stock picks in emerging markets, especially China, and positioning in Asia-Pacific ex-Japan contributed to the fund's performance versus the benchmark. By sector, security selection was the primary contributor, especially within communication services and consumer discretionary. Picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. The top individual relative contributor was an overweight in PDD Holdings (+150%). This period we decreased our investment in PDD. A second notable relative contributor was an overweight in Renesas Electronics (+54%), and we reduced our holdings. An overweight in Kansai Electric Power (+48%) also contributed. This was a stake we established this period. In contrast, from a regional standpoint, stock selection in Japan and non-benchmark allocations to the U.S. and the U.K. detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks in industrials and an overweight in health care also hampered the fund's result. The fund's non-benchmark stake in Resmed returned approximately -33% and was the biggest individual relative detractor. Resmed was not held at period end. A non-benchmark stake in Chervon Holdings returned -24% and was the second-largest relative detractor. This period we increased our investment in Chervon Holdings. Another notable relative detractor was our stake in Olympus (-13%). Olympus was not held at period end. Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pacific Basin Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.3
Alibaba Group Holding Ltd. (China, Broadline Retail)	5.3
Tencent Holdings Ltd. (China, Interactive Media & Services)	4.2
AIA Group Ltd. (Hong Kong, Insurance)	3.0
Sony Group Corp. (Japan, Household Durables)	2.6
ORIX Corp. (Japan, Financial Services)	2.5
Shin-Etsu Chemical Co. Ltd. (Japan, Chemicals)	2.4
DENSO Corp. (Japan, Automobile Components)	2.3
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.0
36.9

Market Sectors (% of Fund's net assets)

Consumer Discretionary	21.2
Information Technology	19.8
Financials	16.9
Industrials	11.0
Communication Services	10.3
Health Care	7.9
Materials	3.2
Real Estate	3.0
Energy	2.5
Consumer Staples	2.0
Utilities	1.7

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Pacific Basin Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.1%
	Shares	Value ($)
Australia - 7.8%
Aristocrat Leisure Ltd.	196,979	4,841,765
CAR Group Ltd.	243,614	4,294,248
Cogstate Ltd. (a)	1,950,314	1,835,025
Flight Centre Travel Group Ltd. (b)	270,111	3,210,902
HUB24 Ltd.	247,352	4,775,801
Macquarie Group Ltd.	91,015	9,355,430
National Australia Bank Ltd.	439,197	7,867,887
National Storage REIT unit	3,358,160	4,281,603
Newcrest Mining Ltd.	332,402	5,095,202
Santos Ltd.	1,050,151	5,124,169
TOTAL AUSTRALIA		50,682,032
China - 21.9%
Alibaba Group Holding Ltd. (a)	2,298,300	23,661,180
Alibaba Group Holding Ltd. sponsored ADR (a)	127,400	10,515,596
Antengene Corp. (a)(c)	8,904,211	1,764,224
Centre Testing International Group Co. Ltd. (A Shares)	1,916,909	3,967,044
Chervon Holdings Ltd.	1,894,700	4,666,740
HUYA, Inc. ADR (a)	710,157	2,222,791
JOYY, Inc. ADR	197,600	7,690,592
Kweichow Moutai Co. Ltd. (A Shares)	33,200	7,647,761
Li Ning Co. Ltd.	746,000	2,286,045
Medlive Technology Co. Ltd. (b)(c)	4,890,500	4,882,592
Meituan Class B (a)(c)	394,000	5,584,956
PDD Holdings, Inc. ADR (a)	79,200	8,032,464
Shangri-La Asia Ltd. (a)	5,218,000	3,328,967
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	130,399	5,097,744
Tencent Holdings Ltd.	738,900	27,345,770
Trip.com Group Ltd. ADR (a)	178,900	6,082,600
Zai Lab Ltd. (a)(b)	2,452,600	6,259,173
Zhejiang Hechuan Technology Co. Ltd.	663,500	3,714,840
ZTO Express, Inc. sponsored ADR	175,300	4,131,821
Zylox-Tonbridge Medical Technology Co. Ltd. (a)(c)	2,525,000	3,412,358
TOTAL CHINA		142,295,258
Hong Kong - 4.1%
AIA Group Ltd.	2,210,400	19,194,689
China Metal Recycling (Holdings) Ltd. (a)(d)	2,572,200	3
Oriental Watch Holdings Ltd.	2,381,424	1,148,113
Prudential PLC	569,885	5,958,939
TOTAL HONG KONG		26,301,744
India - 4.8%
Delhivery Private Ltd. (a)	785,400	3,897,731
HDFC Bank Ltd.	493,053	8,746,398
HDFC Standard Life Insurance Co. Ltd. (c)	887,000	6,587,274
One97 Communications Ltd. (a)	718,900	7,953,755
Zomato Ltd. (a)	3,380,400	4,274,344
TOTAL INDIA		31,459,502
Japan - 40.3%
Astellas Pharma, Inc.	415,800	5,259,818
BayCurrent Consulting, Inc.	121,300	3,045,449
Daiichikosho Co. Ltd.	232,600	3,438,168
DENSO Corp.	997,600	14,730,894
ENEOS Holdings, Inc.	741,900	2,749,049
Fast Retailing Co. Ltd.	30,300	6,708,311
FUJIFILM Holdings Corp.	85,600	4,682,132
Fujitsu Ltd.	39,200	5,078,264
Funai Soken Holdings, Inc.	257,200	4,227,316
Hitachi Ltd.	200,800	12,728,035
Hoya Corp.	125,100	12,043,204
IHI Corp.	166,100	3,187,820
INPEX Corp.	601,700	8,731,194
Iriso Electronics Co. Ltd.	128,900	3,043,127
JTOWER, Inc. (a)(b)	129,700	4,719,921
Kakaku.com, Inc.	161,600	1,558,550
Kansai Electric Power Co., Inc.	874,500	11,196,960
Lifenet Insurance Co. (a)	370,100	2,364,903
LY Corp.	3,041,400	7,754,009
Minebea Mitsumi, Inc.	401,500	6,295,240
Misumi Group, Inc.	262,100	3,967,844
Mitsubishi Heavy Industries Ltd.	101,300	5,217,424
Money Forward, Inc. (a)	122,200	3,086,531
Murata Manufacturing Co. Ltd.	227,200	3,891,795
NSD Co. Ltd.	228,200	3,970,427
Open House Group Co. Ltd.	177,300	5,843,872
ORIX Corp.	880,000	16,003,989
Outsourcing, Inc.	541,100	4,020,863
Pan Pacific International Holdings Ltd.	299,500	5,800,076
Renesas Electronics Corp. (a)	785,400	10,316,716
Resona Holdings, Inc.	1,154,800	6,170,469
Shin-Etsu Chemical Co. Ltd.	513,900	15,367,346
SMS Co., Ltd.	272,600	4,325,593
Sony Group Corp.	204,100	16,968,647
Square Enix Holdings Co. Ltd.	150,700	5,006,522
TechnoPro Holdings, Inc.	325,300	6,444,469
Tokio Marine Holdings, Inc.	491,300	10,991,480
Tsuruha Holdings, Inc. (b)	51,300	3,768,329
ZOZO, Inc.	376,300	7,155,248
TOTAL JAPAN		261,860,004
Korea (South) - 0.8%
AMOREPACIFIC Corp.	16,557	1,551,837
LG Corp.	64,290	3,674,441
TOTAL KOREA (SOUTH)		5,226,278
Malaysia - 0.5%
MR DIY Group M Sdn Bhd (c)	10,785,800	3,350,971
New Zealand - 0.7%
Ryman Healthcare Ltd.	1,276,611	4,232,362
Philippines - 2.3%
Ayala Land, Inc.	12,153,200	5,965,806
Robinsons Land Corp.	36,857,400	9,039,246
TOTAL PHILIPPINES		15,005,052
Singapore - 1.2%
Sea Ltd. ADR (a)	84,600	3,527,820
United Overseas Bank Ltd.	226,100	4,459,755
TOTAL SINGAPORE		7,987,575
Taiwan - 8.6%
eMemory Technology, Inc.	134,000	8,388,828
Taiwan Semiconductor Manufacturing Co. Ltd.	2,914,000	47,556,307
TOTAL TAIWAN		55,945,135
United States of America - 1.1%
GI Dynamics, Inc. (a)(d)	111,225	1
Legend Biotech Corp. ADR (a)	79,500	5,252,565
Space Exploration Technologies Corp. Class A (a)(d)(e)	22,539	1,825,659
TOTAL UNITED STATES OF AMERICA		7,078,225
TOTAL COMMON STOCKS (Cost $561,614,827)		611,424,138

Preferred Stocks - 5.4%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
China - 0.1%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	87,773	516,983
United States of America - 0.0%
Canva, Inc.:
Series A (d)(e)	85	90,711
Series A2 (d)(e)	15	16,008
		106,719
TOTAL CONVERTIBLE PREFERRED STOCKS		623,702
Nonconvertible Preferred Stocks - 5.3%
Korea (South) - 5.3%
Samsung Electronics Co. Ltd.	867,100	34,567,413
TOTAL PREFERRED STOCKS (Cost $44,562,406)		35,191,115

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	2,803,061	2,803,622
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	10,706,729	10,707,799
TOTAL MONEY MARKET FUNDS (Cost $13,511,421)		13,511,421

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $619,688,654)	660,126,674
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(10,161,626)
NET ASSETS - 100.0%	649,965,048

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,582,375 or 3.9% of net assets.

(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,449,361 or 0.4% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Canva, Inc. Series A	9/22/23	90,666

Canva, Inc. Series A2	9/22/23	16,000

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,246,653

Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	1,437,725

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	15,775,672	239,794,038	252,766,088	445,311	-	-	2,803,622	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	9,708,475	171,309,119	170,309,795	63,236	-	-	10,707,799	0.0%
Total	25,484,147	411,103,157	423,075,883	508,547	-	-	13,511,421

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	67,558,391	13,441,203	54,117,188	-
Consumer Discretionary	138,298,410	24,630,660	113,561,031	106,719
Consumer Staples	12,967,927	-	12,967,927	-
Energy	16,604,412	-	16,604,412	-
Financials	110,430,769	-	110,430,769	-
Health Care	50,556,049	5,252,565	44,786,500	516,984
Industrials	70,956,749	4,131,821	64,999,269	1,825,659
Information Technology	128,296,380	-	128,296,380	-
Materials	20,462,551	5,095,202	15,367,346	3
Real Estate	19,286,655	-	19,286,655	-
Utilities	11,196,960	-	11,196,960	-

Money Market Funds	13,511,421	13,511,421	-	-
Total Investments in Securities:	660,126,674	66,062,872	591,614,437	2,449,365
Fidelity® Pacific Basin Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $10,126,909) - See accompanying schedule:
Unaffiliated issuers (cost $606,177,233)	$646,615,253
Fidelity Central Funds (cost $13,511,421)	13,511,421

Total Investment in Securities (cost $619,688,654)		$660,126,674
Receivable for investments sold		484,218
Receivable for fund shares sold		75,808
Dividends receivable		2,017,950
Distributions receivable from Fidelity Central Funds		39,855
Prepaid expenses		1,023
Other receivables		23,664
Total assets		662,769,192
Liabilities
Payable to custodian bank	$1,940
Payable for investments purchased	327,282
Payable for fund shares redeemed	166,495
Accrued management fee	358,237
Other affiliated payables	115,987
Deferred taxes	1,033,234
Other payables and accrued expenses	93,170
Collateral on securities loaned	10,707,799
Total Liabilities		12,804,144
Net Assets		$649,965,048
Net Assets consist of:
Paid in capital		$586,997,486
Total accumulated earnings (loss)		62,967,562
Net Assets		$649,965,048
Net Asset Value, offering price and redemption price per share ($649,965,048 ÷ 23,391,140 shares)		$27.79

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$15,063,047
Non-Cash dividends		1,785,153
Income from Fidelity Central Funds (including $63,236 from security lending)		508,547
Income before foreign taxes withheld		$17,356,747
Less foreign taxes withheld		(1,487,245)
Total Income		15,869,502
Expenses
Management fee
Basic fee	$4,991,846
Performance adjustment	1,222,503
Transfer agent fees	1,128,091
Accounting fees	343,674
Custodian fees and expenses	109,831
Independent trustees' fees and expenses	4,312
Registration fees	29,696
Audit	88,357
Legal	793
Interest	9,815
Miscellaneous	3,674
Total expenses before reductions	7,932,592
Expense reductions	(44,750)
Total expenses after reductions		7,887,842
Net Investment income (loss)		7,981,660
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $816,567)	44,643,512
Foreign currency transactions	(253,769)
Total net realized gain (loss)		44,389,743
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $223,176)	56,057,085
Assets and liabilities in foreign currencies	28,616
Total change in net unrealized appreciation (depreciation)		56,085,701
Net gain (loss)		100,475,444
Net increase (decrease) in net assets resulting from operations		$108,457,104
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,981,660	$5,715,472
Net realized gain (loss)	44,389,743	71,701,080
Change in net unrealized appreciation (depreciation)	56,085,701	(457,726,586)
Net increase (decrease) in net assets resulting from operations	108,457,104	(380,310,034)
Distributions to shareholders	(59,141,027)	(153,392,663)

Share transactions
Proceeds from sales of shares	84,533,936	97,680,092
Reinvestment of distributions	44,008,733	112,623,785
Cost of shares redeemed	(185,451,402)	(233,769,363)

Net increase (decrease) in net assets resulting from share transactions	(56,908,733)	(23,465,486)
Total increase (decrease) in net assets	(7,592,656)	(557,168,183)

Net Assets
Beginning of period	657,557,704	1,214,725,887
End of period	$649,965,048	$657,557,704

Other Information
Shares
Sold	2,854,991	2,944,154
Issued in reinvestment of distributions	1,565,033	2,912,433
Redeemed	(6,326,367)	(6,908,065)
Net increase (decrease)	(1,906,343)	(1,051,478)

Financial Highlights
Fidelity® Pacific Basin Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.99	$46.10	$40.16	$32.65	$29.51
Income from Investment Operations
Net investment income (loss) A,B	.32 C	.22	.15	.16	.26
Net realized and unrealized gain (loss)	3.88	(14.49)	7.74	7.61	5.74
Total from investment operations	4.20	(14.27)	7.89	7.77	6.00
Distributions from net investment income	-	(1.17) D	(.10)	(.26)	(.20)
Distributions from net realized gain	(2.40)	(4.67) D	(1.85)	-	(2.67)
Total distributions	(2.40)	(5.84)	(1.95)	(.26)	(2.86) E
Net asset value, end of period	$27.79	$25.99	$46.10	$40.16	$32.65
Total Return F	16.06%	(35.11)%	20.08%	23.95%	22.37%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.07%	1.12%	1.04%	1.11%	.97%
Expenses net of fee waivers, if any	1.07%	1.12%	1.04%	1.11%	.97%
Expenses net of all reductions	1.07%	1.12%	1.04%	1.10%	.97%
Net investment income (loss)	1.08% C	.64%	.32%	.47%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$649,965	$657,558	$1,214,726	$1,084,673	$891,154
Portfolio turnover rate I	46%	29%	40%	27%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$118,043,399
Gross unrealized depreciation	(89,445,234)
Net unrealized appreciation (depreciation)	$28,598,165
Tax Cost	$631,528,509

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,510,820
Undistributed long-term capital gain	$18,945,629
Net unrealized appreciation (depreciation) on securities and other investments	$28,544,349

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$-	$30,731,746
Long-term Capital Gains	59,141,027	122,660,917
Total	$59,141,027	$153,392,663

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	333,829,394	429,711,718
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1515% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pacific Basin Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Pacific Basin Fund	0.0464

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Pacific Basin Fund	$3,603

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Pacific Basin Fund	Borrower	$8,414,111	4.67%	$9,815

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pacific Basin Fund	8,012,458	793,335	(16,516)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pacific Basin Fund	$1,349
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Pacific Basin Fund	$6,665	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $311.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $44,439.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Pacific Basin Fund	16%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund (ten of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Canada Fund
Class A	1.39%
Actual		$ 1,000	$ 930.80	$ 6.76
Hypothetical-B		$ 1,000	$ 1,018.20	$ 7.07
Class M	1.66%
Actual		$ 1,000	$ 929.70	$ 8.07
Hypothetical-B		$ 1,000	$ 1,016.84	$ 8.44
Class C	2.17%
Actual		$ 1,000	$ 927.00	$ 10.54
Hypothetical-B		$ 1,000	$ 1,014.27	$ 11.02
Fidelity® Canada Fund	1.08%
Actual		$ 1,000	$ 932.20	$ 5.26
Hypothetical-B		$ 1,000	$ 1,019.76	$ 5.50
Class I	1.07%
Actual		$ 1,000	$ 932.20	$ 5.21
Hypothetical-B		$ 1,000	$ 1,019.81	$ 5.45
Class Z	.96%
Actual		$ 1,000	$ 932.80	$ 4.68
Hypothetical-B		$ 1,000	$ 1,020.37	$ 4.89
Fidelity® China Region Fund
Class A	1.25%
Actual		$ 1,000	$ 928.20	$ 6.08
Hypothetical-B		$ 1,000	$ 1,018.90	$ 6.36
Class M	1.51%
Actual		$ 1,000	$ 927.00	$ 7.33
Hypothetical-B		$ 1,000	$ 1,017.59	$ 7.68
Class C	1.96%
Actual		$ 1,000	$ 924.80	$ 9.51
Hypothetical-B		$ 1,000	$ 1,015.32	$ 9.96
Fidelity® China Region Fund	.95%
Actual		$ 1,000	$ 929.80	$ 4.62
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84
Class I	.94%
Actual		$ 1,000	$ 929.80	$ 4.57
Hypothetical-B		$ 1,000	$ 1,020.47	$ 4.79
Class Z	.81%
Actual		$ 1,000	$ 930.40	$ 3.94
Hypothetical-B		$ 1,000	$ 1,021.12	$ 4.13

Fidelity® Emerging Asia Fund	.62%
Actual		$ 1,000	$ 988.50	$ 3.11
Hypothetical-B		$ 1,000	$ 1,022.08	$ 3.16
Fidelity® Emerging Markets Fund
Class A	1.20%
Actual		$ 1,000	$ 950.70	$ 5.90
Hypothetical-B		$ 1,000	$ 1,019.16	$ 6.11
Class M	1.48%
Actual		$ 1,000	$ 949.50	$ 7.27
Hypothetical-B		$ 1,000	$ 1,017.74	$ 7.53
Class C	1.98%
Actual		$ 1,000	$ 947.10	$ 9.72
Hypothetical-B		$ 1,000	$ 1,015.22	$ 10.06
Fidelity® Emerging Markets Fund	.89%
Actual		$ 1,000	$ 952.30	$ 4.38
Hypothetical-B		$ 1,000	$ 1,020.72	$ 4.53
Class K	.76%
Actual		$ 1,000	$ 952.70	$ 3.74
Hypothetical-B		$ 1,000	$ 1,021.37	$ 3.87
Class I	.92%
Actual		$ 1,000	$ 952.20	$ 4.53
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69
Class Z	.76%
Actual		$ 1,000	$ 952.90	$ 3.74
Hypothetical-B		$ 1,000	$ 1,021.37	$ 3.87
Fidelity® Europe Fund
Class A	.97%
Actual		$ 1,000	$ 887.90	$ 4.62
Hypothetical-B		$ 1,000	$ 1,020.32	$ 4.94
Class M	1.23%
Actual		$ 1,000	$ 886.90	$ 5.85
Hypothetical-B		$ 1,000	$ 1,019.00	$ 6.26
Class C	1.73%
Actual		$ 1,000	$ 884.80	$ 8.22
Hypothetical-B		$ 1,000	$ 1,016.48	$ 8.79
Fidelity® Europe Fund	.64%
Actual		$ 1,000	$ 889.50	$ 3.05
Hypothetical-B		$ 1,000	$ 1,021.98	$ 3.26
Class I	.63%
Actual		$ 1,000	$ 889.50	$ 3.00
Hypothetical-B		$ 1,000	$ 1,022.03	$ 3.21
Class Z	.53%
Actual		$ 1,000	$ 890.10	$ 2.52
Hypothetical-B		$ 1,000	$ 1,022.53	$ 2.70
Fidelity® Japan Fund
Class A	1.09%
Actual		$ 1,000	$ 951.60	$ 5.36
Hypothetical-B		$ 1,000	$ 1,019.71	$ 5.55
Class M	1.37%
Actual		$ 1,000	$ 950.60	$ 6.74
Hypothetical-B		$ 1,000	$ 1,018.30	$ 6.97
Class C	1.77%
Actual		$ 1,000	$ 948.50	$ 8.69
Hypothetical-B		$ 1,000	$ 1,016.28	$ 9.00
Fidelity® Japan Fund	.84%
Actual		$ 1,000	$ 952.70	$ 4.13
Hypothetical-B		$ 1,000	$ 1,020.97	$ 4.28
Class I	.84%
Actual		$ 1,000	$ 953.00	$ 4.14
Hypothetical-B		$ 1,000	$ 1,020.97	$ 4.28
Class Z	.66%
Actual		$ 1,000	$ 953.90	$ 3.25
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.36

Fidelity® Japan Smaller Companies Fund	.91%
Actual		$ 1,000	$ 955.30	$ 4.48
Hypothetical-B		$ 1,000	$ 1,020.62	$ 4.63
Fidelity® Latin America Fund
Class A	1.32%
Actual		$ 1,000	$ 991.70	$ 6.63
Hypothetical-B		$ 1,000	$ 1,018.55	$ 6.72
Class M	1.57%
Actual		$ 1,000	$ 990.60	$ 7.88
Hypothetical-B		$ 1,000	$ 1,017.29	$ 7.98
Class C	2.07%
Actual		$ 1,000	$ 988.00	$ 10.37
Hypothetical-B		$ 1,000	$ 1,014.77	$ 10.51
Fidelity® Latin America Fund	1.05%
Actual		$ 1,000	$ 992.80	$ 5.27
Hypothetical-B		$ 1,000	$ 1,019.91	$ 5.35
Class I	.99%
Actual		$ 1,000	$ 993.30	$ 4.97
Hypothetical-B		$ 1,000	$ 1,020.21	$ 5.04
Class Z	.84%
Actual		$ 1,000	$ 993.90	$ 4.22
Hypothetical-B		$ 1,000	$ 1,020.97	$ 4.28

Fidelity® Nordic Fund	.92%
Actual		$ 1,000	$ 905.00	$ 4.42
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69

Fidelity® Pacific Basin Fund	.97%
Actual		$ 1,000	$ 939.50	$ 4.74
Hypothetical-B		$ 1,000	$ 1,020.32	$ 4.94

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$20,218,534
Fidelity Japan Fund	$17,974,277
Fidelity Japan Smaller Companies Fund	$3,389,454
Fidelity Pacific Basin Fund	$18,994,072

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Canada Fund	$66,388
Fidelity Emerging Markets Fund	$465,950

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity Canada Fund
December, 2022	100%	100%	100%	100%	-	100%	100%
Fidelity China Region Fund
December, 2022	100%	100%	-	68.34%	-	69.31%	80.51%
Fidelity Emerging Markets Fund
December 9, 2022	100%	100%	-	100%	100%	100%	100%
December 28, 2022	100%	100%	-	100%	100%	100%	100%
Fidelity Japan Smaller Companies Fund
December, 2022	-	-	-	53.51%	-	-	-
Fidelity Latin America Fund
December, 2022	28.44%	29.45%	31.34%	27.63%	-	27.44%	28.23%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/12/2022	$0.8224	$0.1464
Class M	12/12/2022	$0.6314	$0.1464
Class C	12/12/2022	$0.1994	$0.1464
Canada	12/12/2022	$1.0164	$0.1464
Class I	12/12/2022	$1.0234	$0.1464
Class Z	12/12/2022	$0.9854	$0.1464
Fidelity China Region Fund
Class A	12/05/2022	$0.2780	$0.0870
Class M	12/05/2022	$0.1810	$0.0870
Class C	12/05/2022	$0.0000	$0.0000
China Region	12/05/2022	$0.4300	$0.0870
Class I	12/05/2022	$0.4240	$0.0870
Class Z	12/05/2022	$0.3650	$0.0870
Fidelity Emerging Markets Fund
Class A	12/12/2022	$0.2320	$0.0970
	12/29/2022	$0.0070	$0.0000
Class M	12/12/2022	$0.1280	$0.0970
	12/29/2022	$0.0070	$0.0000
Class C	12/12/2022	$0.0000	$0.0000
	12/29/2022	$0.0000	$0.0000
Emerging Markets	12/12/2022	$0.3310	$0.0970
	12/29/2022	$0.0070	$0.0000
Class K	12/12/2022	$0.3700	$0.0970
	12/29/2022	$0.0070	$0.0000
Class I	12/12/2022	$0.3580	$0.0970
	12/29/2022	$0.0070	$0.0000
Class Z	12/12/2022	$0.3720	$0.0970
	12/29/2022	$0.0070	$0.0000
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/29/2022	$0.0405	$0.0335
Fidelity Latin America Fund
Class A	12/12/2022	$1.6541	$0.0701
Class M	12/12/2022	$1.5971	$0.0701
Class C	12/12/2022	$1.5011	$0.0701
Latin America	12/12/2022	$1.7021	$0.0701
Class I	12/12/2022	$1.7141	$0.0701
Class Z	12/12/2022	$1.6661	$0.0701

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Canada Fund
Fidelity China Region Fund
Fidelity Emerging Asia Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each funds management fee and the total expense ratio of each fund or representative class, as applicable; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and, for Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. Fidelity Europe Fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023 and Fidelity Latin America Fund underperformed its benchmark for the one-, three- and five-year periods ended February 28, 2023. As a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio of the fund or the retail class (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund and Fidelity Latin America Fund), the Board considered each fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund and Fidelity Latin America Fund), and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. For Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund and Fidelity Pacific Basin Fund, the Board also considered information about the impact of each fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account a fund's performance adjustment, if applicable) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund or the retail class, as applicable, relative to funds and classes in the mapped group that have a similar sales load structure to the fund or representative class, as applicable (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund or the retail class, as applicable relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund or class, as applicable (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022.
For each of Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund and Fidelity Nordic Fund, the information provided to the Board indicated that the total expense ratio of the fund or the retail class of the fund, as applicable, ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022.
For each of Fidelity Canada Fund and Fidelity Europe Fund, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. When excluding quantitative fund competitors in the total expense asset size peer group, the total expense ratio for the retail class of Fidelity Canada Fund would rank below the competitive median.
For Fidelity Japan Fund, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. When excluding the effect of the fund's positive performance adjustment, the total expense ratio for the retail class of the fund would rank below the similar sales load structure group median.
For Fidelity Pacific Basin Fund, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. When excluding the effect of the fund's positive performance adjustment, the total expense ratio for the fund would rank below the similar sales load structure group median.
The Board noted that certain funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
For Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Japan Fund and Fidelity Pacific Basin Fund, the Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, each fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.
For Fidelity Canada Fund, Fidelity Europe Fund and Fidelity Japan Fund, in connection with its consideration of each fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that each fund's management fee, including the use of the retail class as the basis for the performance adjustment (for Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund and Fidelity Japan Fund), is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.754542.123
TIF-ANN-1223
Fidelity® Infrastructure Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® Infrastructure Fund	-2.43%	2.95%

A   From November 5, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Infrastructure Fund, on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities gained 10.91% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -18.07% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 18.36% year to date through July, including gains in June (+5.83%) and July (+3.68%). The rally for international equities sputtered for the next three months (-9.54%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds, and particularly weak economic conditions in the eurozone and China. Even still, the three-month decline left global stocks up 7.07% year to date through October. Currency fluctuation also bolstered non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin, while the U.S. middled (+10%). All but three of 11 sectors advanced, with information technology (+29%) and communication services (+27%) leading. Conversely, the real estate sector (-3%) lagged most, followed by health care and utilities (-1% each).
Comments from Portfolio Manager Pranay Kirpalani:
For the fiscal year ending October 31, 2023, the fund returned -2.43%, versus -1.31% for the S&P Global Infrastructure Index and 10.91% for the broad-based MSCI All Country World Index (Net MA). From a sector standpoint, sector-and-industry positioning was the primary detractor from the fund's performance relative to the S&P index, especially an underweight in energy. Stock picking in communication services also hurt. Also hurting our result were stock selection in real estate and utilities. The fund's largest individual relative detractor was an overweight in NextEra Energy (-23%). NextEra Energy was among the fund's top holdings the past 12 months. A second notable relative detractor was an underweight in ONEOK (+16%). ONEOK was not held at period end. Another notable relative detractor was our non-index stake in Nextera Energy Partners (-19%). Nextera Energy Partners was not held at period end. In contrast, the biggest contributor to the fund's performance versus the benchmark was stock selection in industrials. Stock picking in energy also boosted fund's relative performance. Also bolstering our relative result was an underweight in utilities. Lastly, the fund's position in cash was a notable contributor. Not owning Dominion Energy, a benchmark component that returned roughly -39%, was the fund's top individual relative contributor. A non-benchmark stake in Kansai Electric Power gained 45% and was the second-largest relative contributor. This was a position we established the past year. Another notable relative contributor was our non-benchmark stake in Equinix (+31%). Notable changes in positioning include decreased exposure to the communication services sector and a higher allocation to real estate.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Aena SME SA	7.7
Southern Co.	6.8
NextEra Energy, Inc.	6.4
Cheniere Energy, Inc.	6.0
GFL Environmental, Inc.	4.6
National Grid PLC	4.4
The Williams Companies, Inc.	4.4
Iberdrola SA	4.4
Republic Services, Inc.	4.3
Targa Resources Corp.	3.7
52.7

Market Sectors (% of Fund's net assets)

Utilities	39.1
Industrials	28.1
Energy	15.0
Real Estate	10.4
Communication Services	3.4

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
Cellnex Telecom SA (a)	41,238	1,212,237
Helios Towers PLC (b)	281,462	207,143
		1,419,380
ENERGY - 15.0%
Oil, Gas & Consumable Fuels - 15.0%
Cheniere Energy, Inc.	15,002	2,496,633
Enterprise Products Partners LP	14,996	390,496
Targa Resources Corp.	18,709	1,564,259
The Williams Companies, Inc.	53,837	1,851,993
		6,303,381
INDUSTRIALS - 28.1%
Commercial Services & Supplies - 11.9%
GFL Environmental, Inc.	66,225	1,908,605
Republic Services, Inc.	12,280	1,823,457
Waste Connections, Inc. (United States)	9,558	1,237,761
		4,969,823
Construction & Engineering - 2.7%
Ferrovial SE	29,164	877,614
Ferrovial SE rights (b)(c)(d)	29,164	13,195
VINCI SA	2,170	239,946
		1,130,755
Ground Transportation - 3.7%
Canadian Pacific Kansas City Ltd.	3,394	240,872
CSX Corp.	17,779	530,703
Norfolk Southern Corp.	1,200	228,948
Union Pacific Corp.	2,760	573,004
		1,573,527
Transportation Infrastructure - 9.8%
Aena SME SA (a)	22,399	3,241,026
Grupo Aeroportuario Norte S.A.B. de CV ADR	14,158	866,045
		4,107,071
TOTAL INDUSTRIALS		11,781,176
REAL ESTATE - 10.4%
Equity Real Estate Investment Trusts (REITs) - 10.4%
American Tower Corp.	7,077	1,261,051
Crown Castle International Corp.	4,068	378,243
Equinix, Inc.	1,696	1,237,469
Londonmetric Properity PLC	145,028	291,558
Prologis (REIT), Inc.	6,905	695,679
Segro PLC	54,551	472,615
Urban Logistics REIT PLC	8,164	10,340
		4,346,955
UTILITIES - 39.1%
Electric Utilities - 24.8%
Constellation Energy Corp.	9,270	1,046,768
Exelon Corp.	27,706	1,078,872
Iberdrola SA	164,890	1,833,909
Kansai Electric Power Co., Inc.	72,361	926,499
NextEra Energy, Inc.	45,845	2,672,764
Southern Co.	42,200	2,840,060
		10,398,872
Independent Power and Renewable Electricity Producers - 3.7%
EDP Renovaveis SA	29,323	471,295
RWE AG	27,816	1,063,382
		1,534,677
Multi-Utilities - 10.6%
National Grid PLC	157,100	1,873,100
Sempra	20,400	1,428,612
WEC Energy Group, Inc.	14,259	1,160,540
		4,462,252
TOTAL UTILITIES		16,395,801
TOTAL COMMON STOCKS (Cost $39,159,995)		40,246,693

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $1,745,398)	1,745,049	1,745,398

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $40,905,393)	41,992,091
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(68,256)
NET ASSETS - 100.0%	41,923,835

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,453,263 or 10.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,292,455	16,217,571	15,764,628	92,819	-	-	1,745,398	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	377,175	13,104,398	13,481,573	3,126	-	-	-	0.0%
Total	1,669,630	29,321,969	29,246,201	95,945	-	-	1,745,398

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,419,380	207,143	1,212,237	-
Energy	6,303,381	6,303,381	-	-
Industrials	11,781,176	11,528,035	253,141	-
Real Estate	4,346,955	4,346,955	-	-
Utilities	16,395,801	11,762,293	4,633,508	-

Money Market Funds	1,745,398	1,745,398	-	-
Total Investments in Securities:	41,992,091	35,893,205	6,098,886	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $39,159,995)	$40,246,693
Fidelity Central Funds (cost $1,745,398)	1,745,398

Total Investment in Securities (cost $40,905,393)		$41,992,091
Foreign currency held at value (cost $11,654)		11,653
Receivable for investments sold		64,775
Receivable for fund shares sold		3,437
Dividends receivable		40,264
Reclaims receivable		26,034
Distributions receivable from Fidelity Central Funds		9,398
Prepaid expenses		69
Receivable from investment adviser for expense reductions		20,252
Total assets		42,167,973
Liabilities
Payable for investments purchased
Regular delivery	$140,526
Delayed delivery	13,195
Payable for fund shares redeemed	13,126
Accrued management fee	23,797
Other affiliated payables	10,919
Audit fee payable	41,575
Other payables and accrued expenses	1,000
Total Liabilities		244,138
Net Assets		$41,923,835
Net Assets consist of:
Paid in capital		$46,950,380
Total accumulated earnings (loss)		(5,026,545)
Net Assets		$41,923,835
Net Asset Value, offering price and redemption price per share ($41,923,835 ÷ 3,909,894 shares)		$10.72

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$1,187,565
Non-Cash dividends		110,860
Income from Fidelity Central Funds (including $3,126 from security lending)		95,945
Income before foreign taxes withheld		$1,394,370
Less foreign taxes withheld		(59,000)
Total Income		1,335,370
Expenses
Management fee	$319,181
Transfer agent fees	120,496
Accounting fees	16,745
Custodian fees and expenses	8,527
Independent trustees' fees and expenses	271
Registration fees	24,957
Audit	53,907
Legal	43
Miscellaneous	195
Total expenses before reductions	544,322
Expense reductions	(98,014)
Total expenses after reductions		446,308
Net Investment income (loss)		889,062
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,473,551)
Foreign currency transactions	9,702
Total net realized gain (loss)		(2,463,849)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(51,886)
Assets and liabilities in foreign currencies	903
Total change in net unrealized appreciation (depreciation)		(50,983)
Net gain (loss)		(2,514,832)
Net increase (decrease) in net assets resulting from operations		$(1,625,770)
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$889,062	$548,089
Net realized gain (loss)	(2,463,849)	(2,117,443)
Change in net unrealized appreciation (depreciation)	(50,983)	(4,462,414)
Net increase (decrease) in net assets resulting from operations	(1,625,770)	(6,031,768)
Distributions to shareholders	(954,622)	(639,029)

Share transactions
Proceeds from sales of shares	20,419,990	27,766,378
Reinvestment of distributions	885,226	598,670
Cost of shares redeemed	(14,157,019)	(30,384,461)

Net increase (decrease) in net assets resulting from share transactions	7,148,197	(2,019,413)
Total increase (decrease) in net assets	4,567,805	(8,690,210)

Net Assets
Beginning of period	37,356,030	46,046,240
End of period	$41,923,835	$37,356,030

Other Information
Shares
Sold	1,707,795	2,232,445
Issued in reinvestment of distributions	75,822	51,607
Redeemed	(1,203,495)	(2,600,860)
Net increase (decrease)	580,122	(316,808)

Financial Highlights
Fidelity® Infrastructure Fund

Years ended October 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.22	$12.63	$10.44	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.22	.13 D	.07	.17
Net realized and unrealized gain (loss)	(.47)	(1.38)	2.21	.31
Total from investment operations	(.25)	(1.25)	2.28	.48
Distributions from net investment income	(.25)	(.16)	(.09)	(.04)
Total distributions	(.25)	(.16)	(.09)	(.04)
Net asset value, end of period	$10.72	$11.22	$12.63	$10.44
Total Return E,F	(2.43)%	(9.95)%	21.96%	4.79%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.15%	1.13%	1.24%	2.24% I
Expenses net of fee waivers, if any	.94%	.98%	1.00%	1.00% I
Expenses net of all reductions	.94%	.98%	1.00%	.98% I
Net investment income (loss)	1.88%	1.08% D	.61%	1.67% I
Supplemental Data
Net assets, end of period (000 omitted)	$41,924	$37,356	$46,046	$12,762
Portfolio turnover rate J	55%	91%	46%	50% I

AFor the period November 5, 2019 (commencement of operations) through October 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .86%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,421,497
Gross unrealized depreciation	(3,614,930)
Net unrealized appreciation (depreciation)	$806,567
Tax Cost	$41,185,524

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,931
Capital loss carryforward	$(5,776,793)
Net unrealized appreciation (depreciation) on securities and other investments	$719,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,974,147)
Long-term	(802,646)
Total capital loss carryforward	$(5,776,793)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$954,622	$639,029

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	31,275,697	24,636,910
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.2000% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Infrastructure Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Infrastructure Fund	0.0354%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Infrastructure Fund	$ 198

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Infrastructure Fund	646,130	292,818	(126,669)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Infrastructure Fund	$85
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Infrastructure Fund	$330	$-	$-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $94,984.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $191.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,839.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

VIP FundsManager 60% Portfolio
Fidelity Infrastructure Fund	13%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Infrastructure Fund	29%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Infrastructure Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Infrastructure Fund **	.95%
Actual		$ 1,000	$ 886.80	$ 4.52
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective December 1, 2023, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Infrastructure Fund	.89%
Actual		$ 4.23
Hypothetical- B		$ 4.53

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $40,277 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 38%, 56%, 56%, and 56% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Infrastructure Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9896235.103
ISF-ANN-1223
Fidelity® Total International Equity Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.19%	4.72%	3.40%
Class M (incl. 3.50% sales charge)	8.41%	4.97%	3.39%
Class C (incl. contingent deferred sales charge)	10.82%	5.19%	3.39%
Fidelity® Total International Equity Fund	12.80%	6.23%	4.30%
Class I	12.86%	6.24%	4.27%
Class Z	13.04%	6.40%	4.39%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Managers Sam Polyak, Jed Weiss and Alex Zavratsky:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 12% to 13%, versus 12.27% for the benchmark MSCI All Country World ex US Index (Net MA). From a regional standpoint, an overweight in emerging markets and security selection in Canada contributed to the fund's performance versus the benchmark. By sector, an underweight in consumer staples helped most, especially smaller-than-benchmark exposure to food, beverage & tobacco companies. Picks in financials, primarily among banks, also proved beneficial. Investment choices the in energy and communication services sectors further bolstered the portfolio's relative result this period. The top individual relative contributor was an overweight in Tencent Holdings (+50%), one of the fund's biggest holdings on October 31. A second notable relative contributor was our outsized stake in CRH (+52%). A position in POSCO gained 129% and notably helped as well though the stock was no longer held at period end. In contrast, on a regional basis, security selection in emerging markets, especially South Africa, along with stock picks and an underweight in Japan, detracted from the fund's relative return the past 12 months. By sector, unfavorable stock picks and an overweight in consumer discretionary were the biggest performance hurdles. Also pressuring the portfolio's return were security selection in health care and industrials. The fund's non-benchmark stake in ResMed returned approximately -36% and was the largest individual relative detractor, followed by an overweight in Impala Platinum Holdings (-58%). Larger-than-benchmark exposure to Nutrien (-35%) also proved detrimental. Noteworthy changes in positioning include decreased exposure to equity markets in Switzerland and South Korea. By sector, meaningful shifts include increased exposure to the consumer discretionary sector and a lower allocation to health care stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1
Tencent Holdings Ltd. (China, Interactive Media & Services)	2.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.3
Linde PLC (United States of America, Chemicals)	1.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.7
Canadian Pacific Kansas City Ltd. (Canada, Ground Transportation)	1.6
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.6
HDFC Bank Ltd. (India, Banks)	1.6
Shell PLC ADR (Netherlands, Oil, Gas & Consumable Fuels)	1.5
19.1

Market Sectors (% of Fund's net assets)

Financials	22.4
Industrials	18.8
Information Technology	13.3
Consumer Discretionary	12.4
Materials	10.8
Energy	6.3
Health Care	5.6
Communication Services	4.3
Consumer Staples	3.2
Utilities	0.3
Real Estate	0.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
Australia - 2.5%
BHP Group Ltd.	86,693	2,454,060
Flutter Entertainment PLC (a)	1,590	249,398
Glencore PLC	260,958	1,382,250
Imdex Ltd.	43,461	45,587
Macquarie Group Ltd.	7,594	780,587
Steadfast Group Ltd.	17,941	61,695
Woodside Energy Group Ltd.	30,739	669,489
TOTAL AUSTRALIA		5,643,066
Belgium - 0.5%
Azelis Group NV	15,744	268,205
KBC Ancora	2,919	110,263
KBC Group NV	10,402	571,230
UCB SA	3,088	225,648
TOTAL BELGIUM		1,175,346
Brazil - 1.2%
Localiza Rent a Car SA	67,184	677,870
Localiza Rent a Car SA rights 11/10/23 (a)	603	837
Raia Drogasil SA	119,246	610,214
Suzano Papel e Celulose SA	88,289	903,072
XP, Inc. Class A	28,576	571,520
TOTAL BRAZIL		2,763,513
Canada - 7.5%
Barrick Gold Corp.	103,109	1,647,682
CAE, Inc. (a)	59,665	1,246,006
Cameco Corp.	23,170	947,852
Canadian Natural Resources Ltd.	15,965	1,013,793
Canadian Pacific Kansas City Ltd.	49,815	3,536,892
Constellation Software, Inc.	821	1,645,854
Constellation Software, Inc. warrants 8/22/28 (a)(b)	921	0
Franco-Nevada Corp.	11,449	1,392,786
McCoy Global, Inc.	7,000	7,622
Nutrien Ltd.	17,492	939,466
Osisko Gold Royalties Ltd.	3,688	45,078
Pason Systems, Inc.	5,503	52,738
Richelieu Hardware Ltd.	29,867	893,372
Suncor Energy, Inc.	41,159	1,332,937
The Toronto-Dominion Bank	35,467	1,981,088
TOTAL CANADA		16,683,166
Chile - 0.5%
Antofagasta PLC	63,746	1,042,107
China - 9.6%
Alibaba Group Holding Ltd. (a)	191,043	1,966,803
China Life Insurance Co. Ltd. (H Shares)	1,306,902	1,770,067
Chlitina Holding Ltd.	9,200	55,362
Haier Smart Home Co. Ltd. (A Shares)	615,500	1,870,501
Hansoh Pharmaceutical Group Co. Ltd. (c)	617,007	1,160,895
Industrial & Commercial Bank of China Ltd. (H Shares)	2,248,643	1,077,650
Kweichow Moutai Co. Ltd. (A Shares)	5,400	1,243,913
Meituan Class B (a)(c)	150,955	2,139,789
New Oriental Education & Technology Group, Inc. (a)	142,768	930,853
PDD Holdings, Inc. ADR (a)	12,420	1,259,636
Shangri-La Asia Ltd. (a)	817,621	521,624
Shenzhen Inovance Technology Co. Ltd. (A Shares)	138,600	1,145,919
Tencent Holdings Ltd.	145,276	5,376,484
Tsingtao Brewery Co. Ltd. (H Shares)	104,841	795,065
TOTAL CHINA		21,314,561
Denmark - 1.9%
DSV A/S	2,126	317,073
Novo Nordisk A/S Series B	36,386	3,510,384
Spar Nord Bank A/S	3,579	54,189
Vestas Wind Systems A/S (a)	17,065	369,880
TOTAL DENMARK		4,251,526
Egypt - 0.0%
Integrated Diagnostics Holdings PLC (a)(c)	60,949	23,222
Finland - 0.5%
Kone OYJ (B Shares)	7,972	344,914
Mandatum Holding OY	15,224	58,828
Musti Group OYJ	4,187	82,447
Sampo Oyj (A Shares)	16,351	642,040
TOTAL FINLAND		1,128,229
France - 8.4%
Air Liquide SA	5,207	892,231
Airbus Group NV	17,230	2,310,133
ALTEN	2,489	293,121
AXA SA	51,320	1,520,633
BNP Paribas SA	16,581	953,474
Capgemini SA	3,197	565,002
Edenred SA	16,961	901,629
Laurent-Perrier Group SA	269	33,586
Lectra	8,953	226,409
Legrand SA	12,547	1,085,396
LISI	1,147	26,518
LVMH Moet Hennessy Louis Vuitton SE	4,856	3,476,559
Safran SA	15,600	2,437,025
Teleperformance	628	71,864
TotalEnergies SE	41,046	2,744,232
Vetoquinol SA	1,238	104,401
VINCI SA	6,728	743,945
Vivendi SA	46,951	420,084
TOTAL FRANCE		18,806,242
Germany - 3.9%
Bayer AG	11,683	504,806
Covestro AG (a)(c)	4,267	215,361
CTS Eventim AG	5,036	303,996
Deutsche Borse AG	4,746	781,175
DHL Group	16,696	649,404
Fresenius SE & Co. KGaA	12,831	329,094
Hannover Reuck SE	4,054	893,511
Infineon Technologies AG	8,068	235,668
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,339	936,748
Nexus AG	1,420	69,190
Rheinmetall AG	3,960	1,132,997
RWE AG	19,300	737,823
Scout24 AG (c)	1,301	79,870
Siemens AG	10,057	1,334,552
Stabilus Se	831	52,669
Vonovia SE	14,534	334,603
TOTAL GERMANY		8,591,467
Greece - 0.5%
National Bank of Greece SA (a)	189,452	1,082,479
Hong Kong - 1.1%
AIA Group Ltd.	140,700	1,221,812
Pacific Basin Shipping Ltd.	2,103,339	608,651
Prudential PLC	62,340	651,851
TOTAL HONG KONG		2,482,314
Hungary - 0.5%
Richter Gedeon PLC	49,772	1,167,016
India - 4.4%
Axis Bank Ltd.	76,909	907,242
Bharat Heavy Electricals Ltd.	598,571	869,200
Embassy Office Parks (REIT)	6,800	25,439
HDFC Bank Ltd.	195,626	3,470,262
Jio Financial Services Ltd.	2,800	7,429
Kotak Mahindra Bank Ltd.	15,203	317,722
Larsen & Toubro Ltd.	22,435	789,273
Reliance Industries Ltd.	2,800	76,971
Reliance Industries Ltd. GDR (c)	13,176	719,410
Shree Cement Ltd.	3,059	942,543
Solar Industries India Ltd.	15,478	1,022,155
Zomato Ltd. (a)	526,300	665,480
TOTAL INDIA		9,813,126
Indonesia - 0.2%
PT Bank Rakyat Indonesia (Persero) Tbk	1,256,388	392,852
Ireland - 0.6%
AerCap Holdings NV (a)	1,652	102,622
Bank of Ireland Group PLC	65,742	587,796
Cairn Homes PLC	47,204	55,366
Irish Residential Properties REIT PLC	39,729	38,254
Ryanair Holdings PLC sponsored ADR (a)	5,660	496,382
TOTAL IRELAND		1,280,420
Israel - 0.3%
Ituran Location & Control Ltd.	3,915	96,818
NICE Ltd. sponsored ADR (a)	4,117	635,459
Tel Aviv Stock Exchange Ltd. (a)	7,200	32,063
TOTAL ISRAEL		764,340
Italy - 1.7%
Eni SpA	77,307	1,263,789
Interpump Group SpA	14,603	608,787
Mediobanca SpA	57,552	686,295
Prada SpA	82,900	499,394
Prysmian SpA	8,517	318,028
UniCredit SpA	17,440	437,214
TOTAL ITALY		3,813,507
Japan - 12.4%
Ai Holdings Corp.	1,450	22,447
Aoki Super Co. Ltd.	1,900	32,379
Artnature, Inc.	5,300	28,307
Aucnet, Inc.	3,400	39,586
Azbil Corp.	39,800	1,176,037
Broadleaf Co. Ltd.	27,600	97,544
Central Automotive Products Ltd.	1,100	24,636
Curves Holdings Co. Ltd.	24,300	106,001
Daiichi Sankyo Kabushiki Kaisha	3,901	100,584
Daiichikosho Co. Ltd.	7,200	106,427
Daikokutenbussan Co. Ltd.	700	29,665
DENSO Corp.	57,955	855,783
Digital Hearts Holdings Co. Ltd.	4,900	29,826
Eisai Co. Ltd.	3,706	196,338
Fast Retailing Co. Ltd.	1,644	363,976
FUJIFILM Holdings Corp.	8,212	449,178
Fujitec Co. Ltd.	2,200	47,762
Fujitsu Ltd.	3,932	509,381
Funai Soken Holdings, Inc.	3,250	53,417
Goldcrest Co. Ltd.	6,560	93,548
Hitachi Ltd.	26,557	1,683,359
Hoya Corp.	12,341	1,188,051
Ibiden Co. Ltd.	6,912	294,703
INPEX Corp.	35,442	514,294
Itochu Corp.	27,959	1,007,112
Keyence Corp.	5,384	2,084,247
Kobayashi Pharmaceutical Co. Ltd.	1,600	66,053
Koshidaka Holdings Co. Ltd.	15,300	108,854
Kusuri No Aoki Holdings Co. Ltd.	800	52,414
Lasertec Corp.	5,750	949,786
LY Corp.	67,344	171,693
Medikit Co. Ltd.	3,300	58,298
Minebea Mitsumi, Inc.	17,657	276,849
Miroku Jyoho Service Co., Ltd.	2,400	24,580
Misumi Group, Inc.	43,624	660,409
Mitsubishi UFJ Financial Group, Inc.	183,769	1,541,665
Mitsuboshi Belting Ltd.	900	25,982
Nagaileben Co. Ltd.	7,400	102,119
Nihon Parkerizing Co. Ltd.	17,800	129,185
NOF Corp.	3,465	136,698
NS Tool Co. Ltd.	5,600	40,161
NSD Co. Ltd.	5,200	90,474
OBIC Co. Ltd.	1,450	214,334
ORIX Corp.	44,172	803,328
OSG Corp.	21,080	240,535
Paramount Bed Holdings Co. Ltd.	2,400	40,890
ProNexus, Inc.	5,100	39,720
Recruit Holdings Co. Ltd.	34,800	997,810
Renesas Electronics Corp. (a)	48,057	631,259
San-Ai Obbli Co. Ltd.	6,300	68,024
Shin-Etsu Chemical Co. Ltd.	32,435	969,916
SHO-BOND Holdings Co. Ltd.	17,880	704,169
Shoei Co. Ltd.	5,500	73,281
SK Kaken Co. Ltd.	2,100	98,154
SoftBank Group Corp.	7,821	320,302
Software Service, Inc.	800	45,583
Sony Group Corp.	5,999	498,750
Sumitomo Mitsui Financial Group, Inc.	26,440	1,274,619
Suzuki Motor Corp.	18,187	705,874
Techno Medica Co. Ltd.	500	7,556
The Monogatari Corp.	3,160	85,575
TIS, Inc.	12,774	273,553
Tocalo Co. Ltd.	4,600	41,578
Tokio Marine Holdings, Inc.	47,465	1,061,898
Toyota Motor Corp.	128,312	2,244,658
USS Co. Ltd.	26,200	457,947
YAKUODO Holdings Co. Ltd.	2,800	51,574
YONEX Co. Ltd.	4,500	48,752
TOTAL JAPAN		27,569,447
Kenya - 0.0%
Safaricom Ltd.	142,245	11,763
Korea (South) - 3.7%
BGF Retail Co. Ltd.	491	50,136
Hyundai Mipo Dockyard Co. Ltd. (a)	13,407	689,871
Hyundai Motor Co. Ltd.	8,558	1,076,574
Korea Aerospace Industries Ltd.	36,797	1,209,000
Samsung Electronics Co. Ltd.	104,169	5,177,313
TOTAL KOREA (SOUTH)		8,202,894
Luxembourg - 0.1%
ArcelorMittal SA (Netherlands)	9,412	207,941
Mexico - 0.6%
Grupo Financiero Banorte S.A.B. de CV Series O	90,709	736,177
Wal-Mart de Mexico SA de CV Series V	189,533	678,383
TOTAL MEXICO		1,414,560
Netherlands - 3.8%
Aalberts Industries NV	13,075	407,016
ASML Holding NV (Netherlands)	6,127	3,683,065
BE Semiconductor Industries NV	1,144	117,778
IMCD NV	3,942	473,412
Shell PLC ADR	52,459	3,417,179
Universal Music Group NV	10,768	263,696
TOTAL NETHERLANDS		8,362,146
Norway - 0.2%
Kongsberg Gruppen ASA	4,525	184,711
Medistim ASA	1,929	33,414
Schibsted ASA (B Shares)	8,710	161,398
Volue A/S (a)	10,613	17,804
TOTAL NORWAY		397,327
Peru - 0.4%
Credicorp Ltd. (United States)	8,061	1,007,303
Russia - 0.1%
LUKOIL PJSC sponsored ADR (a)(b)	15,040	4,255
Sberbank of Russia sponsored ADR (a)(b)	62,556	1,114
Yandex NV Series A (a)(b)	15,421	168,089
TOTAL RUSSIA		173,458
Singapore - 0.3%
United Overseas Bank Ltd.	38,255	754,568
South Africa - 1.4%
Absa Group Ltd.	109,918	1,002,134
Anglo American PLC (United Kingdom)	25,210	642,341
Impala Platinum Holdings Ltd.	132,395	551,504
MTN Group Ltd.	178,892	873,271
Thungela Resources Ltd. (d)	4,647	41,096
TOTAL SOUTH AFRICA		3,110,346
Spain - 1.4%
Amadeus IT Holding SA Class A	22,876	1,302,718
Banco Santander SA (Spain)	378,893	1,389,543
Cellnex Telecom SA (c)	7,378	216,884
Fluidra SA	1,601	28,155
Unicaja Banco SA (c)	147,836	153,610
TOTAL SPAIN		3,090,910
Sweden - 3.1%
Addlife AB	4,952	32,252
AddTech AB (B Shares)	24,909	364,627
ASSA ABLOY AB (B Shares)	35,792	762,909
Atlas Copco AB (A Shares)	151,993	1,968,161
Autoliv, Inc.	8,355	765,736
Bergman & Beving AB (B Shares)	5,200	69,691
Epiroc AB (A Shares)	56,837	936,374
Hemnet Group AB	6,082	105,540
Investor AB (B Shares)	60,573	1,109,176
INVISIO AB	4,673	70,163
John Mattson Fastighetsforetag (a)	4,823	23,073
Lagercrantz Group AB (B Shares)	53,594	488,290
Sandvik AB	8,455	144,014
Teqnion AB (a)	500	9,205
TOTAL SWEDEN		6,849,211
Switzerland - 1.8%
Schindler Holding AG:
(participation certificate)	1,868	376,208
(Reg.)	107	20,761
Swiss Life Holding AG	867	554,522
Tecan Group AG	366	104,773
UBS Group AG	15,290	356,680
UBS Group AG	64,075	1,503,200
Zurich Insurance Group Ltd.	2,129	1,007,802
TOTAL SWITZERLAND		3,923,946
Taiwan - 4.3%
Addcn Technology Co. Ltd.	10,354	63,282
ECLAT Textile Co. Ltd.	67,873	1,079,451
HIWIN Technologies Corp.	108,888	659,369
Taiwan Semiconductor Manufacturing Co. Ltd.	427,821	6,982,008
Yageo Corp.	51,171	833,626
TOTAL TAIWAN		9,617,736
United Kingdom - 5.5%
AstraZeneca PLC (United Kingdom)	7,478	936,274
B&M European Value Retail SA	53,725	345,307
BAE Systems PLC	183,898	2,472,763
Barratt Developments PLC	98,961	497,848
Beazley PLC	44,530	278,468
Bodycote PLC	21,381	149,168
Clarkson PLC	1,903	61,179
Compass Group PLC	60,669	1,529,550
Dechra Pharmaceuticals PLC	1,176	54,430
Howden Joinery Group PLC	16,094	124,724
HSBC Holdings PLC (United Kingdom)	48,422	349,627
Imperial Brands PLC	15,920	339,163
InterContinental Hotel Group PLC ADR	15,667	1,130,061
Lloyds Banking Group PLC	1,314,033	639,540
NatWest Group PLC	73,764	160,497
Rightmove PLC	54,726	314,624
Rolls-Royce Holdings PLC (a)	97,312	256,147
Sage Group PLC	38,500	454,191
Spectris PLC	26,761	1,008,326
Spirax-Sarco Engineering PLC	715	71,192
Standard Chartered PLC (United Kingdom)	137,807	1,055,234
Unite Group PLC	4,000	42,225
TOTAL UNITED KINGDOM		12,270,538
United States of America - 11.1%
CRH PLC	19,516	1,048,693
CRH PLC	29,993	1,606,725
Experian PLC	38,939	1,178,951
Ferguson PLC	2,970	445,099
Linde PLC	9,770	3,733,703
Marsh & McLennan Companies, Inc.	10,325	1,958,136
MasterCard, Inc. Class A	3,370	1,268,300
Microsoft Corp.	1,200	405,732
Moody's Corp.	3,437	1,058,596
Morningstar, Inc.	958	242,604
MSCI, Inc.	2,121	1,000,158
Nestle SA (Reg. S)	29,628	3,195,047
NOV, Inc.	21,616	431,455
Otis Worldwide Corp.	5,124	395,624
PriceSmart, Inc.	3,322	207,592
ResMed, Inc.	4,381	618,685
Roche Holding AG (participation certificate)	3,183	820,290
S&P Global, Inc.	3,028	1,057,711
Sanofi SA	14,932	1,355,918
Sherwin-Williams Co.	4,383	1,044,074
Synopsys, Inc. (a)	700	328,608
Visa, Inc. Class A	5,402	1,270,010
TOTAL UNITED STATES OF AMERICA		24,671,711
TOTAL COMMON STOCKS (Cost $200,116,994)		213,854,304

Preferred Stocks - 1.7%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
China - 0.1%
ByteDance Ltd. Series E1 (a)(b)(e)	577	134,816
Nonconvertible Preferred Stocks - 1.6%
Brazil - 1.4%
Gerdau SA sponsored ADR	163,566	709,876
Itau Unibanco Holding SA	247,683	1,317,570
Petroleo Brasileiro SA - Petrobras sponsored ADR	69,628	1,044,420
		3,071,866
Germany - 0.2%
Porsche Automobil Holding SE (Germany)	10,376	464,410
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,536,276
TOTAL PREFERRED STOCKS (Cost $3,425,512)		3,671,092

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	5,161,253	5,162,285
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	21,695	21,697
TOTAL MONEY MARKET FUNDS (Cost $5,183,979)		5,183,982

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $208,726,485)	222,709,378
NET OTHER ASSETS (LIABILITIES) - 0.0%	(7,825)
NET ASSETS - 100.0%	222,701,553

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,709,041 or 2.1% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $134,816 or 0.1% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	63,224

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	5,394,098	127,837,341	128,069,153	278,420	-	(1)	5,162,285	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	2,836,886	34,348,464	37,163,653	16,776	-	-	21,697	0.0%
Total	8,230,984	162,185,805	165,232,806	295,196	-	(1)	5,183,982

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	9,092,219	2,270,546	6,518,768	302,905
Consumer Discretionary	27,523,178	5,688,517	21,834,661	-
Consumer Staples	7,468,853	1,529,775	5,939,078	-
Energy	14,349,556	9,008,502	5,336,799	4,255
Financials	49,375,134	28,436,613	20,937,407	1,114
Health Care	12,790,111	2,762,125	10,027,986	-
Industrials	41,785,771	15,174,326	26,611,445	-
Information Technology	30,042,421	5,718,390	24,324,031	-
Materials	23,803,188	14,536,564	9,266,624	-
Real Estate	557,142	103,552	453,590	-
Utilities	737,823	737,823	-	-

Money Market Funds	5,183,982	5,183,982	-	-
Total Investments in Securities:	222,709,378	91,150,715	131,250,389	308,274
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $19,548) - See accompanying schedule:
Unaffiliated issuers (cost $203,542,506)	$217,525,396
Fidelity Central Funds (cost $5,183,979)	5,183,982

Total Investment in Securities (cost $208,726,485)		$222,709,378
Foreign currency held at value (cost $49,686)		49,589
Receivable for investments sold		666,552
Receivable for fund shares sold		212,961
Dividends receivable		450,177
Reclaims receivable		241,688
Interest receivable		220
Distributions receivable from Fidelity Central Funds		23,130
Prepaid expenses		332
Receivable from investment adviser for expense reductions		29,889
Other receivables		18,671
Total assets		224,402,587
Liabilities
Payable to custodian bank	$349,535
Payable for investments purchased	639,387
Payable for fund shares redeemed	262,659
Accrued management fee	133,632
Distribution and service plan fees payable	10,528
Other affiliated payables	40,283
Deferred taxes	163,089
Other payables and accrued expenses	80,224
Collateral on securities loaned	21,697
Total Liabilities		1,701,034
Net Assets		$222,701,553
Net Assets consist of:
Paid in capital		$217,254,808
Total accumulated earnings (loss)		5,446,745
Net Assets		$222,701,553

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($17,342,850 ÷ 1,814,623 shares)(a)		$9.56
Maximum offering price per share (100/94.25 of $9.56)		$10.14
Class M :
Net Asset Value and redemption price per share ($10,624,256 ÷ 1,104,868 shares)(a)		$9.62
Maximum offering price per share (100/96.50 of $9.62)		$9.97
Class C :
Net Asset Value and offering price per share ($2,474,799 ÷ 259,720 shares)(a)		$9.53
Total International Equity :
Net Asset Value, offering price and redemption price per share ($108,560,514 ÷ 11,303,597 shares)		$9.60
Class I :
Net Asset Value, offering price and redemption price per share ($57,298,511 ÷ 5,990,936 shares)		$9.56
Class Z :
Net Asset Value, offering price and redemption price per share ($26,400,623 ÷ 2,742,410 shares)		$9.63
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$5,782,107
Non-Cash dividends		290,960
Interest		336
Income from Fidelity Central Funds (including $16,776 from security lending)		295,196
Income before foreign taxes withheld		$6,368,599
Less foreign taxes withheld		(552,583)
Total Income		5,816,016
Expenses
Management fee
Basic fee	$1,491,966
Performance adjustment	146,708
Transfer agent fees	377,468
Distribution and service plan fees	127,139
Accounting fees	110,127
Custodian fees and expenses	103,713
Independent trustees' fees and expenses	1,141
Registration fees	91,641
Audit	94,776
Legal	1,801
Miscellaneous	785
Total expenses before reductions	2,547,265
Expense reductions	(140,538)
Total expenses after reductions		2,406,727
Net Investment income (loss)		3,409,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $134,221)	(5,183,625)
Foreign currency transactions	(52,665)
Total net realized gain (loss)		(5,236,290)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $7,031)	20,067,579
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	13,226
Total change in net unrealized appreciation (depreciation)		20,080,804
Net gain (loss)		14,844,514
Net increase (decrease) in net assets resulting from operations		$18,253,803
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,409,289	$2,446,814
Net realized gain (loss)	(5,236,290)	(5,086,496)
Change in net unrealized appreciation (depreciation)	20,080,804	(39,932,764)
Net increase (decrease) in net assets resulting from operations	18,253,803	(42,572,446)
Distributions to shareholders	(1,806,040)	(9,629,532)

Share transactions - net increase (decrease)	52,136,162	88,690,287
Total increase (decrease) in net assets	68,583,925	36,488,309

Net Assets
Beginning of period	154,117,628	117,629,319
End of period	$222,701,553	$154,117,628

Financial Highlights
Fidelity Advisor® Total International Equity Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.56	$12.48	$9.60	$9.34	$8.20
Income from Investment Operations
Net investment income (loss) A,B	.13	.15	.11 C	.05	.14
Net realized and unrealized gain (loss)	.95	(3.10)	3.03	.35	1.05
Total from investment operations	1.08	(2.95)	3.14	.40	1.19
Distributions from net investment income	(.08)	(.19)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	(.77)	(.20)	-	-
Total distributions	(.08)	(.97) D	(.26)	(.14)	(.05)
Net asset value, end of period	$9.56	$8.56	$12.48	$9.60	$9.34
Total Return E,F	12.66%	(25.44)%	33.04%	4.31%	14.63%
Ratios to Average Net Assets A,G,H
Expenses before reductions	1.39%	1.56%	1.60%	1.66%	1.51%
Expenses net of fee waivers, if any	1.29%	1.30%	1.34%	1.39%	1.45%
Expenses net of all reductions	1.29%	1.30%	1.34%	1.37%	1.44%
Net investment income (loss)	1.33%	1.55%	.91% C	.58%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$17,343	$12,786	$8,642	$6,091	$7,249
Portfolio turnover rate I	28%	31%	39%	37%	69%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.61	$12.53	$9.65	$9.38	$8.22
Income from Investment Operations
Net investment income (loss) A,B	.11	.13	.08 C	.03	.11
Net realized and unrealized gain (loss)	.95	(3.12)	3.04	.36	1.07
Total from investment operations	1.06	(2.99)	3.12	.39	1.18
Distributions from net investment income	(.05)	(.15)	(.04)	(.12)	(.02)
Distributions from net realized gain	-	(.77)	(.20)	-	-
Total distributions	(.05)	(.93) D	(.24)	(.12)	(.02)
Net asset value, end of period	$9.62	$8.61	$12.53	$9.65	$9.38
Total Return E,F	12.34%	(25.59)%	32.63%	4.13%	14.38%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.66%	1.80%	1.83%	1.90%	1.76%
Expenses net of fee waivers, if any	1.54%	1.55%	1.59%	1.64%	1.70%
Expenses net of all reductions	1.54%	1.55%	1.59%	1.62%	1.69%
Net investment income (loss)	1.09%	1.29%	.65% C	.33%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$10,624	$9,876	$12,936	$10,620	$11,733
Portfolio turnover rate I	28%	31%	39%	37%	69%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.53	$12.41	$9.57	$9.30	$8.17
Income from Investment Operations
Net investment income (loss) A,B	.06	.08	.02 C	(.02)	.07
Net realized and unrealized gain (loss)	.95	(3.11)	3.02	.36	1.06
Total from investment operations	1.01	(3.03)	3.04	.34	1.13
Distributions from net investment income	(.01)	(.07)	-	(.07)	-
Distributions from net realized gain	-	(.77)	(.20)	-	-
Total distributions	(.01)	(.85) D	(.20)	(.07)	-
Net asset value, end of period	$9.53	$8.53	$12.41	$9.57	$9.30
Total Return E,F	11.82%	(26.04)%	32.00%	3.62%	13.83%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.18%	2.34%	2.40%	2.46%	2.33%
Expenses net of fee waivers, if any	2.04%	2.05%	2.10%	2.14%	2.20%
Expenses net of all reductions	2.04%	2.05%	2.10%	2.12%	2.19%
Net investment income (loss)	.58%	.79%	.15% C	(.17)%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$2,475	$1,893	$1,982	$1,827	$2,203
Portfolio turnover rate I	28%	31%	39%	37%	69%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12)%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Total International Equity Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.60	$12.54	$9.64	$9.37	$8.23
Income from Investment Operations
Net investment income (loss) A,B	.16	.18	.14 C	.08	.16
Net realized and unrealized gain (loss)	.94	(3.12)	3.04	.35	1.06
Total from investment operations	1.10	(2.94)	3.18	.43	1.22
Distributions from net investment income	(.10)	(.23)	(.08)	(.16)	(.08)
Distributions from net realized gain	-	(.77)	(.20)	-	-
Total distributions	(.10)	(1.00)	(.28)	(.16)	(.08)
Net asset value, end of period	$9.60	$8.60	$12.54	$9.64	$9.37
Total Return D	12.80%	(25.25)%	33.37%	4.65%	14.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.11%	1.23%	1.27%	1.34%	1.20%
Expenses net of fee waivers, if any	1.04%	1.05%	1.09%	1.14%	1.20%
Expenses net of all reductions	1.04%	1.05%	1.09%	1.12%	1.19%
Net investment income (loss)	1.58%	1.79%	1.16% C	.83%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$108,561	$86,458	$82,604	$61,362	$70,251
Portfolio turnover rate G	28%	31%	39%	37%	69%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.56	$12.49	$9.60	$9.35	$8.19
Income from Investment Operations
Net investment income (loss) A,B	.16	.17	.14 C	.08	.16
Net realized and unrealized gain (loss)	.94	(3.10)	3.03	.34	1.07
Total from investment operations	1.10	(2.93)	3.17	.42	1.23
Distributions from net investment income	(.10)	(.23)	(.08)	(.17)	(.07)
Distributions from net realized gain	-	(.77)	(.20)	-	-
Total distributions	(.10)	(1.00)	(.28)	(.17)	(.07)
Net asset value, end of period	$9.56	$8.56	$12.49	$9.60	$9.35
Total Return D	12.86%	(25.28)%	33.40%	4.50%	15.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.09%	1.22%	1.26%	1.33%	1.18%
Expenses net of fee waivers, if any	1.04%	1.04%	1.06%	1.14%	1.18%
Expenses net of all reductions	1.04%	1.04%	1.06%	1.13%	1.17%
Net investment income (loss)	1.58%	1.80%	1.18% C	.82%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$57,299	$35,423	$5,714	$2,073	$3,086
Portfolio turnover rate G	28%	31%	39%	37%	69%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.61	$12.53	$9.62	$9.36	$8.22
Income from Investment Operations
Net investment income (loss) A,B	.17	.19	.16 C	.09	.18
Net realized and unrealized gain (loss)	.95	(3.11)	3.03	.35	1.05
Total from investment operations	1.12	(2.92)	3.19	.44	1.23
Distributions from net investment income	(.10)	(.23)	(.08)	(.18)	(.09)
Distributions from net realized gain	-	(.77)	(.20)	-	-
Total distributions	(.10)	(1.00)	(.28)	(.18)	(.09)
Net asset value, end of period	$9.63	$8.61	$12.53	$9.62	$9.36
Total Return D	13.04%	(25.09)%	33.54%	4.74%	15.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	1.10%	1.16%	1.22%	1.09%
Expenses net of fee waivers, if any	.89%	.90%	.94%	.98%	1.04%
Expenses net of all reductions	.89%	.90%	.94%	.97%	1.03%
Net investment income (loss)	1.74%	1.94%	1.31% C	.99%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$26,401	$7,681	$5,752	$3,422	$3,815
Portfolio turnover rate G	28%	31%	39%	37%	69%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.  The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,352,636
Gross unrealized depreciation	(21,223,267)
Net unrealized appreciation (depreciation)	$11,129,369
Tax Cost	$211,580,009

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,966,779
Capital loss carryforward	$(8,472,046)
Net unrealized appreciation (depreciation) on securities and other investments	$11,115,101

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,386,318)
Long-term	(4,085,728)
Total capital loss carryforward	$(8,472,046)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$1,806,040	$2,799,884
Long-term Capital Gains	-	6,829,648
Total	$1,806,040	$9,629,532

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	113,724,355	59,312,362
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$45,677	$2,148
Class M	.25%	.25%	56,338	161
Class C	.75%	.25%	25,124	7,279
			$127,139	$9,588

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$7,879
Class M	493
Class CA	151
$8,523
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$39,741.22
Class M	25,921.23
Class C	6,431.26
Total International Equity	201,785.18
Class I	95,141.17
Class Z	8,449.04
	$377,468
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
Total International Equity	0.1875%
Class I	0.1643%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total International Equity Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Total International Equity Fund	0.0497%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total International Equity Fund	$263

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total International Equity Fund	9,121,561	1,657,333	(286,531)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total International Equity Fund	$387
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Equity Fund	$1,792	$-	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$16,919
Class M	1.55%	12,450
Class C	2.05%	3,277
Total International Equity	1.05%	62,187
Class I	1.05%	20,688
Class Z	.90%	11,137
		$126,658

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$88
Class M	233
$321

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,559.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Total International Equity Fund
Distributions to shareholders
Class A	$136,043	$682,772
Class M	60,649	954,432
Class C	1,760	136,202
Total International Equity	1,034,854	6,786,798
Class I	451,131	530,168
Class Z	121,603	539,160
Total	$1,806,040	$9,629,532
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Total International Equity Fund
Class A
Shares sold	883,201	888,736	$8,694,442	$8,539,920
Reinvestment of distributions	14,206	60,242	135,808	667,482
Shares redeemed	(575,856)	(148,110)	(5,858,395)	(1,522,197)
Net increase (decrease)	321,551	800,868	$2,971,855	$7,685,205
Class M
Shares sold	117,155	208,686	$1,168,097	$2,095,684
Reinvestment of distributions	6,291	85,446	60,649	954,432
Shares redeemed	(165,757)	(179,080)	(1,635,862)	(1,802,328)
Net increase (decrease)	(42,311)	115,052	$(407,116)	$1,247,788
Class C
Shares sold	113,803	104,691	$1,148,641	$1,089,289
Reinvestment of distributions	183	12,220	1,757	135,883
Shares redeemed	(76,111)	(54,762)	(745,659)	(553,236)
Net increase (decrease)	37,875	62,149	$404,739	$671,936
Total International Equity
Shares sold	4,599,531	4,897,322	$45,831,869	$50,896,948
Reinvestment of distributions	97,973	561,002	939,562	6,227,120
Shares redeemed	(3,448,548)	(1,992,599)	(34,371,636)	(19,350,338)
Net increase (decrease)	1,248,956	3,465,725	$12,399,795	$37,773,730
Class I
Shares sold	3,922,899	4,463,099	$39,216,121	$43,483,713
Reinvestment of distributions	46,910	47,315	447,992	523,303
Shares redeemed	(2,115,326)	(831,499)	(21,232,217)	(8,050,707)
Net increase (decrease)	1,854,483	3,678,915	$18,431,896	$35,956,309
Class Z
Shares sold	2,772,393	1,300,267	$27,649,951	$12,980,304
Reinvestment of distributions	10,898	45,956	104,625	510,116
Shares redeemed	(933,308)	(912,726)	(9,419,583)	(8,135,101)
Net increase (decrease)	1,849,983	433,497	$18,334,993	$5,355,319
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Total International Equity Fund
Class A	1.30%
Actual		$ 1,000	$ 940.90	$ 6.36
Hypothetical-B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.54%
Actual		$ 1,000	$ 939.50	$ 7.53
Hypothetical-B		$ 1,000	$ 1,017.44	$ 7.83
Class C	2.05%
Actual		$ 1,000	$ 937.10	$ 10.01
Hypothetical-B		$ 1,000	$ 1,014.87	$ 10.41
Fidelity® Total International Equity Fund	1.05%
Actual		$ 1,000	$ 941.20	$ 5.14
Hypothetical-B		$ 1,000	$ 1,019.91	$ 5.35
Class I	1.05%
Actual		$ 1,000	$ 940.90	$ 5.14
Hypothetical-B		$ 1,000	$ 1,019.91	$ 5.35
Class Z	.90%
Actual		$ 1,000	$ 942.30	$ 4.41
Hypothetical-B		$ 1,000	$ 1,020.67	$ 4.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $9,929 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 4%; Class M designates 6%; Class C designates 16%; Total International Equity designates 4%; Class I designates 4%; and Class Z designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Total International Equity, Class I and Class Z designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/12/2022	$0.1036	$0.0196
Class M	12/12/2022	$0.0726	$0.0196
Class C	12/12/2022	$0.0276	$0.0196
Total International Equity	12/12/2022	$0.1206	$0.0196
Class I	12/12/2022	$0.1206	$0.0196
Class Z	12/12/2022	0.1216	$0.0196
The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Total International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investments Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance.  In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 29, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.912358.113
TIE-ANN-1223
Fidelity® International Value Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	10.95%	3.23%	1.63%
Class M (incl. 3.50% sales charge)	13.34%	3.44%	1.59%
Class C (incl. contingent deferred sales charge)	15.74%	3.64%	1.60%
Fidelity® International Value Fund	17.96%	4.77%	2.58%
Class I	17.97%	4.73%	2.50%
Class Z	18.20%	4.93%	2.59%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Alex Zavratsky:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 17% to 18%, versus 18.45% for the benchmark MSCI EAFE Value Index (Net MA). From a regional standpoint, security selection and an underweight in Europe ex the U.K., primarily France, along with stock picks in the U.K., detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within health care, where our investment choices among pharmaceuticals, biotechnology & life sciences firm hurt most. Security selection in financials, particularly among insurance companies, pressured performance as well. An overweight in information technology, namely within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Further detracting from the portfolio's return was stock picking in consumer discretionary, primarily in the automobiles & components industry. In addition, the fund's position in cash was a notable detractor. The biggest individual relative detractor was our stake in Prudential (-35%), an investment we established the past 12 months. A second notable relative detractor was an underweight in HSBC (+48%), another holding initiated this period. A non-benchmark stake in Teleperformance returned roughly -57% and notably hurt as well. In contrast, on a regional basis, an underweight in Asia Pacific ex Japan, especially Hong Kong, plus stock selection and an overweight in Japan, contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to the portfolio's relative return was an underweight in consumer staples, especially among food, beverage & tobacco stocks. An underweight in real estate and communication services also boosted the fund's relative performance. The top individual relative contributor was our non-benchmark stake in Rheinmetall (+78%). Not owning British American Tobacco, a benchmark component that returned approximately -18%, was the second-largest relative contributor. An overweight in BAE Systems (+47%) also helped. The stock was among our largest holdings these past 12 months. Notable changes in positioning include lower allocations to Switzerland and Australia. By sector, meaningful shifts include increased exposure to the consumer discretionary sector and a lower allocation to health care firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Shell PLC ADR (Netherlands, Oil, Gas & Consumable Fuels)	4.9
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.9
BHP Group Ltd. (Australia, Metals & Mining)	3.5
Toyota Motor Corp. (Japan, Automobiles)	3.2
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.4
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.3
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2
AXA SA (France, Insurance)	2.2
UBS Group AG (Switzerland, Capital Markets)	2.1
Banco Santander SA (Spain) (Spain, Banks)	2.0
28.7

Market Sectors (% of Fund's net assets)

Financials	32.3
Industrials	15.5
Energy	13.0
Materials	12.8
Consumer Discretionary	8.9
Health Care	5.4
Information Technology	5.2
Communication Services	2.1
Utilities	1.0
Consumer Staples	0.5
Real Estate	0.5

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
Australia - 7.9%
BHP Group Ltd.	880,167	24,915,307
Flutter Entertainment PLC (a)	16,600	2,603,773
Glencore PLC	2,676,500	14,176,968
Macquarie Group Ltd.	76,944	7,909,072
Woodside Energy Group Ltd.	312,261	6,800,983
TOTAL AUSTRALIA		56,406,103
Belgium - 0.9%
KBC Group NV	75,616	4,152,482
UCB SA	31,900	2,331,009
TOTAL BELGIUM		6,483,491
Canada - 0.1%
Nutrien Ltd.	9,100	488,746
Denmark - 0.5%
DSV A/S	22,500	3,355,662
Finland - 1.0%
Mandatum Holding OY	150,534	581,691
Sampo Oyj (A Shares)	167,034	6,558,772
TOTAL FINLAND		7,140,463
France - 12.2%
Air Liquide SA	53,270	9,127,934
Airbus Group NV	29,900	4,008,879
ALTEN	25,600	3,014,823
AXA SA	530,405	15,716,126
BNP Paribas SA	170,300	9,792,936
Capgemini SA	32,693	5,777,794
Teleperformance	5,600	640,828
TotalEnergies SE	416,505	27,846,476
VINCI SA	68,500	7,574,346
Vivendi SA	483,392	4,325,050
TOTAL FRANCE		87,825,192
Germany - 10.3%
Bayer AG	117,100	5,059,723
Covestro AG (a)(b)	43,800	2,210,646
DHL Group	169,000	6,573,383
Fresenius SE & Co. KGaA	131,200	3,365,063
Hannover Reuck SE	42,100	9,278,934
Infineon Technologies AG	82,100	2,398,159
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	24,200	9,691,879
Rheinmetall AG	36,950	10,571,773
RWE AG	196,800	7,523,497
Siemens AG	103,339	13,712,968
Vonovia SE	148,429	3,417,145
TOTAL GERMANY		73,803,170
Hong Kong - 0.9%
Prudential PLC	629,066	6,577,759
India - 0.7%
Reliance Industries Ltd. GDR (b)	89,800	4,903,080
Indonesia - 0.6%
PT Bank Rakyat Indonesia (Persero) Tbk	12,914,594	4,038,186
Ireland - 1.5%
Bank of Ireland Group PLC	673,400	6,020,832
Ryanair Holdings PLC sponsored ADR (a)	58,000	5,086,600
TOTAL IRELAND		11,107,432
Italy - 3.9%
Eni SpA	788,000	12,881,957
Mediobanca SpA	591,225	7,050,232
Prysmian SpA	87,400	3,263,546
UniCredit SpA	183,900	4,610,302
TOTAL ITALY		27,806,037
Japan - 24.3%
Daiichi Sankyo Kabushiki Kaisha	38,400	990,113
DENSO Corp.	598,400	8,836,174
Eisai Co. Ltd.	40,300	2,135,028
Fast Retailing Co. Ltd.	16,800	3,719,460
FUJIFILM Holdings Corp.	84,300	4,611,025
Fujitsu Ltd.	39,400	5,104,173
Hitachi Ltd.	272,200	17,253,840
Hoya Corp.	22,200	2,137,163
Ibiden Co. Ltd.	70,900	3,022,925
INPEX Corp.	363,500	5,274,703
Itochu Corp.	287,600	10,359,649
LY Corp.	683,400	1,742,319
Minebea Mitsumi, Inc.	168,770	2,646,196
Mitsubishi UFJ Financial Group, Inc.	1,892,361	15,875,295
NOF Corp.	35,900	1,416,289
ORIX Corp.	454,900	8,272,971
Renesas Electronics Corp. (a)	487,688	6,406,084
Shin-Etsu Chemical Co. Ltd.	335,100	10,020,622
SoftBank Group Corp.	80,700	3,304,994
Sony Group Corp.	61,800	5,137,983
Sumitomo Mitsui Financial Group, Inc.	268,800	12,958,305
Suzuki Motor Corp.	186,530	7,239,605
TIS, Inc.	107,401	2,299,977
Tokio Marine Holdings, Inc.	486,344	10,880,603
Toyota Motor Corp.	1,302,425	22,784,297
TOTAL JAPAN		174,429,793
Korea (South) - 0.8%
Samsung Electronics Co. Ltd.	120,710	5,999,419
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	98,232	2,170,252
Netherlands - 5.3%
Shell PLC ADR	546,000	35,566,438
Universal Music Group NV	110,238	2,699,600
TOTAL NETHERLANDS		38,266,038
Singapore - 1.1%
United Overseas Bank Ltd.	387,505	7,643,420
South Africa - 1.0%
Anglo American PLC (United Kingdom)	256,940	6,546,731
Thungela Resources Ltd.	43,581	385,414
TOTAL SOUTH AFRICA		6,932,145
Spain - 2.5%
Banco Santander SA (Spain)	3,964,182	14,538,140
Cellnex Telecom SA (b)	76,000	2,234,104
Unicaja Banco SA (b)	1,511,200	1,570,219
TOTAL SPAIN		18,342,463
Sweden - 1.8%
Alleima AB	3,256	19,806
Investor AB (B Shares)	613,760	11,238,800
Sandvik AB	86,700	1,476,763
TOTAL SWEDEN		12,735,369
Switzerland - 4.4%
Swiss Life Holding AG	8,893	5,687,844
UBS Group AG	653,958	15,341,855
Zurich Insurance Group Ltd.	21,971	10,400,388
TOTAL SWITZERLAND		31,430,087
United Kingdom - 9.1%
AstraZeneca PLC (United Kingdom)	76,912	9,629,671
B&M European Value Retail SA	569,000	3,657,133
BAE Systems PLC	1,218,696	16,387,052
Barratt Developments PLC	1,030,225	5,182,802
Beazley PLC	454,800	2,844,087
HSBC Holdings PLC (United Kingdom)	497,000	3,588,551
Imperial Brands PLC	163,752	3,488,604
Lloyds Banking Group PLC	11,568,954	5,630,610
NatWest Group PLC	793,944	1,727,477
Rolls-Royce Holdings PLC (a)	1,006,300	2,648,810
Standard Chartered PLC (United Kingdom)	1,411,049	10,804,875
TOTAL UNITED KINGDOM		65,589,672
United States of America - 5.4%
CRH PLC	199,502	10,720,249
Ferguson PLC	30,816	4,618,239
Linde PLC	25,114	9,597,566
Sanofi SA	151,479	13,755,235
TOTAL UNITED STATES OF AMERICA		38,691,289
TOTAL COMMON STOCKS (Cost $635,960,788)		692,165,268

Nonconvertible Preferred Stocks - 0.7%
	Shares	Value ($)
Germany - 0.7%
Porsche Automobil Holding SE (Germany) (Cost $7,360,495)	107,200	4,798,069

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c) (Cost $17,765,904)	17,762,351	17,765,904

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $661,087,187)	714,729,241
NET OTHER ASSETS (LIABILITIES) - 0.3%	2,454,505
NET ASSETS - 100.0%	717,183,746

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,918,049 or 1.5% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	19,026,705	159,307,491	160,568,292	992,800	-	-	17,765,904	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	12,898,750	148,579,517	161,478,267	165,579	-	-	-	0.0%
Total	31,925,455	307,887,008	322,046,559	1,158,379	-	-	17,765,904

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	14,306,067	4,325,050	9,981,017	-
Consumer Discretionary	63,959,296	11,443,708	52,515,588	-
Consumer Staples	3,488,604	-	3,488,604	-
Energy	93,659,051	40,854,932	52,804,119	-
Financials	230,982,643	115,761,030	115,221,613	-
Health Care	39,403,005	5,696,072	33,706,933	-
Industrials	110,178,534	34,110,031	76,068,503	-
Information Technology	38,634,379	3,014,823	35,619,556	-
Materials	91,411,116	25,207,265	66,203,851	-
Real Estate	3,417,145	-	3,417,145	-
Utilities	7,523,497	7,523,497	-	-

Money Market Funds	17,765,904	17,765,904	-	-
Total Investments in Securities:	714,729,241	265,702,312	449,026,929	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $643,321,283)	$696,963,337
Fidelity Central Funds (cost $17,765,904)	17,765,904

Total Investment in Securities (cost $661,087,187)		$714,729,241
Cash		1
Foreign currency held at value (cost $38)		38
Receivable for investments sold		2,799,993
Receivable for fund shares sold		850,423
Dividends receivable		2,457,184
Reclaims receivable		2,215,830
Distributions receivable from Fidelity Central Funds		111,191
Prepaid expenses		1,066
Total assets		723,164,967
Liabilities
Payable for investments purchased	$4,717,902
Payable for fund shares redeemed	640,072
Accrued management fee	424,378
Distribution and service plan fees payable	7,380
Other affiliated payables	126,917
Other payables and accrued expenses	64,572
Total Liabilities		5,981,221
Net Assets		$717,183,746
Net Assets consist of:
Paid in capital		$745,207,553
Total accumulated earnings (loss)		(28,023,807)
Net Assets		$717,183,746

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($17,133,464 ÷ 1,936,902 shares)(a)		$8.85
Maximum offering price per share (100/94.25 of $8.85)		$9.39
Class M :
Net Asset Value and redemption price per share ($4,196,217 ÷ 474,820 shares)(a)		$8.84
Maximum offering price per share (100/96.50 of $8.84)		$9.16
Class C :
Net Asset Value and offering price per share ($2,365,868 ÷ 267,209 shares)(a)		$8.85
International Value :
Net Asset Value, offering price and redemption price per share ($443,835,751 ÷ 50,094,107 shares)		$8.86
Class I :
Net Asset Value, offering price and redemption price per share ($91,051,913 ÷ 10,262,253 shares)		$8.87
Class Z :
Net Asset Value, offering price and redemption price per share ($158,600,533 ÷ 17,867,260 shares)		$8.88
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$26,194,606
Income from Fidelity Central Funds (including $165,579 from security lending)		1,158,379
Income before foreign taxes withheld		$27,352,985
Less foreign taxes withheld		(2,070,881)
Total Income		25,282,104
Expenses
Management fee
Basic fee	$4,863,331
Performance adjustment	482,273
Transfer agent fees	1,132,438
Distribution and service plan fees	86,590
Accounting fees	336,198
Custodian fees and expenses	63,360
Independent trustees' fees and expenses	3,807
Registration fees	145,284
Audit	67,087
Legal	1,314
Interest	1,097
Miscellaneous	3,063
Total expenses before reductions	7,185,842
Expense reductions	(51,067)
Total expenses after reductions		7,134,775
Net Investment income (loss)		18,147,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(17,295,075)
Foreign currency transactions	(17,894)
Total net realized gain (loss)		(17,312,969)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	104,467,776
Assets and liabilities in foreign currencies	144,725
Total change in net unrealized appreciation (depreciation)		104,612,501
Net gain (loss)		87,299,532
Net increase (decrease) in net assets resulting from operations		$105,446,861
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,147,329	$16,126,115
Net realized gain (loss)	(17,312,969)	(28,616,362)
Change in net unrealized appreciation (depreciation)	104,612,501	(92,203,078)
Net increase (decrease) in net assets resulting from operations	105,446,861	(104,693,325)
Distributions to shareholders	(11,902,522)	(17,928,873)

Share transactions - net increase (decrease)	45,467,490	291,627,947
Total increase (decrease) in net assets	139,011,829	169,005,749

Net Assets
Beginning of period	578,171,917	409,166,168
End of period	$717,183,746	$578,171,917

Financial Highlights
Fidelity Advisor® International Value Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.64	$9.65	$6.87	$8.25	$8.13
Income from Investment Operations
Net investment income (loss) A,B	.20	.24	.25 C	.13	.25
Net realized and unrealized gain (loss)	1.15	(1.87)	2.66	(1.24)	.08
Total from investment operations	1.35	(1.63)	2.91	(1.11)	.33
Distributions from net investment income	(.14)	(.38)	(.13)	(.24)	(.21)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.14)	(.38)	(.13)	(.27)	(.21)
Net asset value, end of period	$8.85	$7.64	$9.65	$6.87	$8.25
Total Return D,E	17.72%	(17.43)%	42.56%	(14.01)%	4.38%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.33%	1.46%	1.37%	1.30%	1.14%
Expenses net of fee waivers, if any	1.29%	1.30%	1.33%	1.30%	1.13%
Expenses net of all reductions	1.29%	1.30%	1.33%	1.28%	1.12%
Net investment income (loss)	2.21%	2.85%	2.77% C	1.71%	3.19%
Supplemental Data
Net assets, end of period (000 omitted)	$17,133	$12,080	$10,566	$5,947	$7,806
Portfolio turnover rate H	29%	25%	29% I	36%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.73%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.63	$9.63	$6.86	$8.24	$8.11
Income from Investment Operations
Net investment income (loss) A,B	.18	.22	.23 C	.11	.23
Net realized and unrealized gain (loss)	1.15	(1.87)	2.65	(1.25)	.08
Total from investment operations	1.33	(1.65)	2.88	(1.14)	.31
Distributions from net investment income	(.12)	(.35)	(.11)	(.21)	(.18)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.12)	(.35)	(.11)	(.24)	(.18)
Net asset value, end of period	$8.84	$7.63	$9.63	$6.86	$8.24
Total Return D,E	17.45%	(17.65)%	42.20%	(14.29)%	4.11%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.59%	1.72%	1.62%	1.57%	1.44%
Expenses net of fee waivers, if any	1.54%	1.55%	1.58%	1.57%	1.43%
Expenses net of all reductions	1.54%	1.55%	1.58%	1.55%	1.42%
Net investment income (loss)	1.97%	2.60%	2.51% C	1.44%	2.89%
Supplemental Data
Net assets, end of period (000 omitted)	$4,196	$3,498	$4,375	$2,884	$3,756
Portfolio turnover rate H	29%	25%	29% I	36%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.64	$9.60	$6.85	$8.22	$8.08
Income from Investment Operations
Net investment income (loss) A,B	.13	.18	.18 C	.07	.19
Net realized and unrealized gain (loss)	1.15	(1.87)	2.65	(1.24)	.08
Total from investment operations	1.28	(1.69)	2.83	(1.17)	.27
Distributions from net investment income	(.07)	(.27)	(.08)	(.17)	(.13)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.07)	(.27)	(.08)	(.20)	(.13)
Net asset value, end of period	$8.85	$7.64	$9.60	$6.85	$8.22
Total Return D,E	16.74%	(18.01)%	41.45%	(14.67)%	3.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.09%	2.23%	2.12%	2.07%	1.93%
Expenses net of fee waivers, if any	2.05%	2.05%	2.09%	2.07%	1.92%
Expenses net of all reductions	2.05%	2.05%	2.09%	2.05%	1.91%
Net investment income (loss)	1.46%	2.09%	2.00% C	.94%	2.40%
Supplemental Data
Net assets, end of period (000 omitted)	$2,366	$2,190	$3,177	$2,947	$3,839
Portfolio turnover rate H	29%	25%	29% I	36%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Value Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.65	$9.66	$6.87	$8.25	$8.14
Income from Investment Operations
Net investment income (loss) A,B	.22	.26	.28 C	.15	.28
Net realized and unrealized gain (loss)	1.15	(1.86)	2.66	(1.23)	.07
Total from investment operations	1.37	(1.60)	2.94	(1.08)	.35
Distributions from net investment income	(.16)	(.41)	(.15)	(.27)	(.24)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.16)	(.41)	(.15)	(.30)	(.24)
Net asset value, end of period	$8.86	$7.65	$9.66	$6.87	$8.25
Total Return D	17.96%	(17.20)%	43.08%	(13.70)%	4.65%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.01%	1.13%	1.01%	.94%	.79%
Expenses net of fee waivers, if any	1.01%	1.05%	1.01%	.94%	.78%
Expenses net of all reductions	1.01%	1.05%	1.01%	.92%	.78%
Net investment income (loss)	2.50%	3.10%	3.09% C	2.07%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$443,836	$367,478	$372,441	$406,661	$442,816
Portfolio turnover rate G	29%	25%	29% H	36%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.05%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.66	$9.67	$6.88	$8.26	$8.15
Income from Investment Operations
Net investment income (loss) A,B	.22	.25	.28 C	.15	.27
Net realized and unrealized gain (loss)	1.15	(1.86)	2.66	(1.24)	.08
Total from investment operations	1.37	(1.61)	2.94	(1.09)	.35
Distributions from net investment income	(.16)	(.40)	(.15)	(.26)	(.24)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.16)	(.40)	(.15)	(.29)	(.24)
Net asset value, end of period	$8.87	$7.66	$9.67	$6.88	$8.26
Total Return D	17.97%	(17.23)%	43.05%	(13.75)%	4.57%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.02%	1.09%	1.07%	.98%	.86%
Expenses net of fee waivers, if any	1.01%	1.04%	1.05%	.98%	.85%
Expenses net of all reductions	1.01%	1.04%	1.05%	.97%	.85%
Net investment income (loss)	2.50%	3.10%	3.05% C	2.03%	3.47%
Supplemental Data
Net assets, end of period (000 omitted)	$91,052	$74,751	$6,661	$10,406	$8,495
Portfolio turnover rate G	29%	25%	29% H	36%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.01%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.66	$9.67	$6.87	$8.25	$8.14
Income from Investment Operations
Net investment income (loss) A,B	.24	.26	.30 C	.16	.29
Net realized and unrealized gain (loss)	1.15	(1.86)	2.65	(1.23)	.08
Total from investment operations	1.39	(1.60)	2.95	(1.07)	.37
Distributions from net investment income	(.17)	(.41)	(.15)	(.28)	(.26)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.17)	(.41)	(.15)	(.31)	(.26)
Net asset value, end of period	$8.88	$7.66	$9.67	$6.87	$8.25
Total Return D	18.20%	(17.13)%	43.35%	(13.58)%	4.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.87%	.94%	.89%	.82%	.67%
Expenses net of fee waivers, if any	.86%	.89%	.89%	.82%	.67%
Expenses net of all reductions	.86%	.89%	.89%	.81%	.66%
Net investment income (loss)	2.65%	3.25%	3.21% C	2.19%	3.66%
Supplemental Data
Net assets, end of period (000 omitted)	$158,601	$118,176	$11,946	$2,549	$2,249
Portfolio turnover rate G	29%	25%	29% H	36%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,798,658
Gross unrealized depreciation	(45,377,564)
Net unrealized appreciation (depreciation)	$46,421,094
Tax Cost	$668,308,147

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,303,650
Capital loss carryforward	$(89,644,217)
Net unrealized appreciation (depreciation) on securities and other investments	$46,316,760

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(32,623,835)
Long-term	(57,020,382)
Total capital loss carryforward	$(89,644,217)

Due to large redemptions in a prior period, approximately $32,806,036 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $5,836,972 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$11,902,522	$ 17,928,873
Total	$11,902,522	$ 17,928,873

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	252,528,519	198,061,823
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$39,797	$4,051
Class M	.25%	.25%	21,510	16
Class C	.75%	.25%	25,283	3,254
			$86,590	$7,321

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,660
Class M	376
Class CA	155
$8,191

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 40,039.25
Class M	11,011.26
Class C	6,501.26
International Value	828,361.19
Class I	180,764.19
Class Z	65,762.04
	$1,132,438
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
International Value	0.1862%
Class I	0.1887%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Value Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Value Fund	0.0464%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Value Fund	$ 155

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Value Fund	Borrower	$ 1,485,200	5.32%	$1,097

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Value Fund	21,568,564	2,257,633	29,117

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Value Fund	$1,281

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Value Fund	$17,890	$ -	$-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$ 4,181
Class M	1.55%	1,483
Class C	2.05%	974
		$6,638

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $59. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	133
$133
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $44,237.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Value Fund
Distributions to shareholders
Class A	$ 221,998	$431,993
Class M	54,560	159,041
Class C	19,445	89,688
International Value	7,434,045	16,448,559
Class I	1,572,298	270,723
Class Z	2,600,176	528,869
Total	$11,902,522	$17,928,873
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Value Fund
Class A
Shares sold	623,112	816,905	$5,518,527	$7,279,150
Reinvestment of distributions	26,113	47,745	219,873	425,405
Shares redeemed	(293,310)	(378,549)	(2,616,908)	(3,283,758)
Net increase (decrease)	355,915	486,101	$3,121,492	$4,420,797
Class M
Shares sold	71,877	71,311	$625,739	$629,674
Reinvestment of distributions	6,304	17,121	53,141	152,718
Shares redeemed	(61,576)	(84,453)	(547,185)	(750,679)
Net increase (decrease)	16,605	3,979	$131,695	$31,713
Class C
Shares sold	71,043	59,969	$632,329	$543,223
Reinvestment of distributions	2,290	9,999	19,445	89,688
Shares redeemed	(92,669)	(114,149)	(826,342)	(968,490)
Net increase (decrease)	(19,336)	(44,181)	$(174,568)	$(335,579)
International Value
Shares sold	14,718,149	32,895,367	$131,108,890	$280,320,847
Reinvestment of distributions	764,993	1,569,596	6,441,242	13,969,404
Shares redeemed	(13,435,468)	(24,973,804)	(119,112,195)	(203,231,278)
Net increase (decrease)	2,047,674	9,491,159	$18,437,937	$91,058,973
Class I
Shares sold	6,837,587	11,031,616	$61,109,496	$92,417,643
Reinvestment of distributions	184,152	29,506	1,552,405	263,195
Shares redeemed	(6,517,142)	(1,992,300)	(59,256,457)	(15,704,798)
Net increase (decrease)	504,597	9,068,822	$3,405,444	$76,976,040
Class Z
Shares sold	10,634,134	17,947,816	$95,268,462	$150,148,371
Reinvestment of distributions	273,689	56,409	2,304,458	502,041
Shares redeemed	(8,469,262)	(3,811,522)	(77,027,430)	(31,174,409)
Net increase (decrease)	2,438,561	14,192,703	$20,545,490	$119,476,003

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Value Fund	22%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® International Value Fund
Class A	1.30%
Actual		$ 1,000	$ 976.80	$ 6.48
Hypothetical-B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.55%
Actual		$ 1,000	$ 975.70	$ 7.72
Hypothetical-B		$ 1,000	$ 1,017.39	$ 7.88
Class C	2.04%
Actual		$ 1,000	$ 972.50	$ 10.14
Hypothetical-B		$ 1,000	$ 1,014.92	$ 10.36
Fidelity® International Value Fund	.97%
Actual		$ 1,000	$ 977.90	$ 4.84
Hypothetical-B		$ 1,000	$ 1,020.32	$ 4.94
Class I	.98%
Actual		$ 1,000	$ 976.90	$ 4.88
Hypothetical-B		$ 1,000	$ 1,020.27	$ 4.99
Class Z	.84%
Actual		$ 1,000	$ 979.10	$ 4.19
Hypothetical-B		$ 1,000	$ 1,020.97	$ 4.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $129,229 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Class C, International Value, Class I and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Value Fund
Class A	12/12/2022	$0.1557	$0.0187
Class M	12/12/2022	$0.1347	$0.0187
Class C	12/12/2022	$0.0847	$0.0187
International Value	12/12/2022	$0.1747	$0.0187
Class I	12/12/2022	$0.1767	$0.0187
Class Z	12/12/2022	$0.1837	$0.0187

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked equal to the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 29, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.827482.117
FIV-ANN-1223
Fidelity® Emerging Markets Discovery Fund
Fidelity® Total Emerging Markets Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Emerging Markets Discovery Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.91%	6.03%	3.25%
Class M (incl. 3.50% sales charge)	11.22%	6.22%	3.22%
Class C (incl. contingent deferred sales charge)	13.76%	6.47%	3.24%
Fidelity® Emerging Markets Discovery Fund	15.94%	7.61%	4.17%
Class I	15.99%	7.62%	4.17%
Class Z	16.10%	7.77%	4.25%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Fidelity® Emerging Markets Discovery Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Gregory Lee:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 15% to 16%, versus 13.56% for the benchmark MSCI Emerging Markets SMID Index (Net MA). From a regional standpoint, stock picking in Emerging Asia, primarily in Taiwan, and Latin America, especially Mexico, contributed to the fund's performance versus the benchmark. By sector, security selection was the primary contributor, led by information technology, where our picks in technology hardware & equipment helped most. Stock picking in financials, primarily within the insurance industry, also helped. Stock selection in consumer staples and real estate also boosted the fund's relative performance. The top individual relative contributor was our stake in King Slide Works (+108%). A second notable relative contributor was an overweight in Cyient (+109%). A stake in Wiwynn gained about 96% and notably helped. In contrast, from a regional standpoint, an overweight in Latin America, primarily in Mexico, and an underweight in Emerging Europe, especially in Turkey, detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was an underweight in information technology. Stock picks in materials also hampered the fund's result. Lastly, the fund's position in cash was a notable detractor. The fund's non-benchmark stake in Impala Platinum Holdings returned -58% and was the biggest individual relative detractor. This period we increased our investment in Impala Platinum Holdings. Not owning EcoPro, a benchmark component that gained 887%, was the second-largest relative detractor. Notable changes in positioning include decreased exposure to Indonesia and Mexico. By sector, meaningful changes in positioning include increased exposure to the information technology and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Discovery Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Innovent Biologics, Inc. (China, Biotechnology)	1.5
Hansoh Pharmaceutical Group Co. Ltd. (China, Pharmaceuticals)	1.4
Solar Industries India Ltd. (India, Chemicals)	1.4
Rumo SA (Brazil, Ground Transportation)	1.4
Equatorial Energia SA (Brazil, Electric Utilities)	1.3
Makalot Industrial Co. Ltd. (Taiwan, Textiles, Apparel & Luxury Goods)	1.3
Yageo Corp. (Taiwan, Electronic Equipment, Instruments & Components)	1.3
Catrion Catering Holding Co. (Saudi Arabia, Commercial Services & Supplies)	1.3
Shriram Transport Finance Co. Ltd. (India, Consumer Finance)	1.3
Db Insurance Co. Ltd. (Korea (South), Insurance)	1.2
13.4

Market Sectors (% of Fund's net assets)

Industrials	17.3
Financials	15.9
Consumer Discretionary	14.6
Information Technology	10.0
Consumer Staples	8.6
Health Care	8.1
Real Estate	6.5
Utilities	5.7
Materials	4.4
Energy	2.6
Communication Services	1.8

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Emerging Markets Discovery Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.5%
	Shares	Value ($)
Brazil - 13.2%
Afya Ltd. (a)	710,759	11,443,220
Atacadao SA	5,422,894	9,648,110
Caixa Seguridade Participacoes	4,254,890	9,131,335
Enauta Participacoes SA	3,048,548	10,539,236
Equatorial Energia SA	1,978,677	12,401,685
Hypera SA (a)	1,571,069	9,438,723
Localiza Rent a Car SA	739,203	7,458,374
Localiza Rent a Car SA rights 11/10/23 (a)	5,420	7,525
LOG Commercial Properties e Participacoes SA	2,518,856	10,351,703
Lojas Renner SA (a)	4,152,226	10,096,949
Orizon Valorizacao de Residuos SA (a)	1,354,510	9,263,352
Rumo SA	2,894,036	12,806,256
XP, Inc. Class A	492,732	9,854,640
TOTAL BRAZIL		122,441,108
Chile - 1.1%
Banco de Chile sponsored ADR	489,179	10,018,386
China - 19.4%
China Communications Services Corp. Ltd. (H Shares)	21,661,754	8,860,227
China Resources Beer Holdings Co. Ltd.	1,711,463	9,056,493
Far East Horizon Ltd.	13,590,164	9,562,537
Flat Glass Group Co. Ltd. (b)	3,644,610	6,545,281
Fu Shou Yuan International Group Ltd.	13,889,386	9,324,847
Guangdong Investment Ltd.	13,024,370	8,887,597
Haier Smart Home Co. Ltd. (A Shares)	3,037,611	9,231,281
Haitian International Holdings Ltd.	3,094,997	7,383,375
Hansoh Pharmaceutical Group Co. Ltd. (c)	6,960,308	13,095,773
Innovent Biologics, Inc. (a)(c)	2,377,107	14,008,679
Li Ning Co. Ltd.	2,288,240	7,012,092
Pharmaron Beijing Co. Ltd. (H Shares) (c)	3,884,902	9,273,765
Shenzhen Expressway Co. Ltd. (H Shares)	11,545,465	9,519,212
Sinopec Engineering Group Co. Ltd. (H Shares)	20,980,632	10,485,347
Sinopharm Group Co. Ltd. (H Shares)	1,718,643	4,109,762
Sinotruk Hong Kong Ltd.	5,733,335	10,798,754
Tongdao Liepin Group (a)	8,574,797	6,300,140
TravelSky Technology Ltd. (H Shares)	6,210,689	9,811,232
Tsingtao Brewery Co. Ltd. (H Shares)	1,158,266	8,783,744
Zai Lab Ltd. (a)	3,388,750	8,648,280
TOTAL CHINA		180,698,418
Georgia - 1.0%
Bank of Georgia Group PLC	227,726	9,217,093
Hong Kong - 2.1%
ASMPT Ltd.	1,028,453	8,710,535
WH Group Ltd. (c)	17,573,743	10,495,622
TOTAL HONG KONG		19,206,157
Hungary - 0.9%
Richter Gedeon PLC	367,685	8,621,198
India - 15.4%
Bharat Electronics Ltd.	6,250,893	10,011,530
Computer Age Management Services Private Ltd.	329,920	8,902,895
Cyient Ltd.	491,542	9,374,364
Deccan Cements Ltd.	699,739	4,283,550
Eicher Motors Ltd.	226,273	8,952,777
Embassy Office Parks (REIT)	2,453,687	9,179,171
Hindustan Aeronautics Ltd.	430,330	9,414,867
Indraprastha Gas Ltd.	1,432,153	6,576,734
ITC Ltd.	1,759,645	9,055,152
Mahanagar Gas Ltd.	575,400	7,132,351
Manappuram General Finance & Leasing Ltd.	882,173	1,456,681
Oberoi Realty Ltd.	601,791	8,222,530
Petronet LNG Ltd.	3,036,521	7,276,260
Power Grid Corp. of India Ltd.	3,502,154	8,503,285
Shriram Transport Finance Co. Ltd.	540,307	12,188,491
Solar Industries India Ltd.	197,220	13,024,258
Torrent Pharmaceuticals Ltd.	406,398	9,391,261
TOTAL INDIA		142,946,157
Indonesia - 0.8%
First Resources Ltd.	7,164,981	7,911,034
Korea (South) - 8.6%
Coway Co. Ltd.	320,739	10,248,687
Db Insurance Co. Ltd.	179,965	11,690,972
Fila Holdings Corp.	316,775	8,375,520
Hanon Systems	1,607,022	8,188,045
Hansol Chemical Co. Ltd.	82,138	9,152,642
Hyundai Marine & Fire Insurance Co. Ltd.	344,049	8,013,725
LG Corp.	112,131	6,408,754
SFA Engineering Corp.	418,530	8,645,573
Soulbrain Co. Ltd.	55,267	9,529,543
TOTAL KOREA (SOUTH)		80,253,461
Malaysia - 0.0%
Scientex Bhd warrants 1/14/26 (a)	130,640	15,631
Mexico - 5.2%
Becle S.A.B. de CV	1,308,099	2,306,532
FIBRA Macquarie Mexican (REIT) (c)	3,727,733	5,776,963
Fibra Uno Administracion SA de CV	4,376,486	6,643,986
Grupo Comercial Chedraui S.A.B. de CV	1,960,073	11,379,491
Qualitas Controladora S.A.B. de CV	1,362,463	11,253,223
Regional S.A.B. de CV	1,384,662	10,533,385
TOTAL MEXICO		47,893,580
Peru - 0.1%
Intercorp Financial Services, Inc.	46,568	874,547
Philippines - 1.0%
Robinsons Land Corp.	36,176,629	8,872,287
Poland - 1.1%
Dino Polska SA (a)(b)(c)	112,810	10,672,899
Romania - 1.0%
Societatea de Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	379,360	9,431,569
Russia - 0.1%
Etalon Group PLC GDR (Reg. S) (a)(d)	167,549	13,330
LSR Group OJSC (d)	67,346	67,761
TCS Group Holding PLC GDR (a)(d)	59,253	75,469
X5 Retail Group NV GDR (Reg. S) (a)(d)	101,790	1,026,043
TOTAL RUSSIA		1,182,603
Saudi Arabia - 2.5%
Bupa Arabia for Cooperative Insurance Co.	194,211	11,026,480
Catrion Catering Holding Co.	439,860	12,240,480
TOTAL SAUDI ARABIA		23,266,960
South Africa - 3.9%
Bidvest Group Ltd./The	773,317	10,946,144
FirstRand Ltd. (b)	2,948,036	9,718,435
Impala Platinum Holdings Ltd.	1,213,330	5,054,238
Mr Price Group Ltd.	1,441,908	10,421,968
TOTAL SOUTH AFRICA		36,140,785
Taiwan - 12.7%
BizLink Holding, Inc.	1,239,828	9,654,032
Chailease Holding Co. Ltd.	2,014,682	10,920,326
Cleanaway Co. Ltd.	1,568,475	8,372,996
E Ink Holdings, Inc.	2,059,860	10,709,456
International Games Systems Co. Ltd.	543,195	10,461,979
Makalot Industrial Co. Ltd.	1,103,727	12,343,893
Nanya Technology Corp.	5,253,340	10,523,679
Poya International Co. Ltd.	657,621	10,101,465
Realtek Semiconductor Corp.	916,642	11,415,194
Unimicron Technology Corp.	2,427,394	10,817,632
Yageo Corp.	756,504	12,324,198
TOTAL TAIWAN		117,644,850
Turkey - 1.0%
Mavi Jeans Class B (c)	2,639,876	8,902,360
United Arab Emirates - 1.2%
Aldar Properties PJSC	7,987,761	11,308,564
United States of America - 3.1%
FirstCash Holdings, Inc.	100,040	10,896,357
Parade Technologies Ltd.	341,755	11,196,453
Tenaris SA sponsored ADR	228,680	7,162,258
TOTAL UNITED STATES OF AMERICA		29,255,068
Vietnam - 0.1%
FPT Corp.	225,647	763,191
TOTAL COMMON STOCKS (Cost $876,092,753)		887,537,906

Money Market Funds - 5.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e)	41,341,153	41,349,421
Fidelity Securities Lending Cash Central Fund 5.40% (e)(f)	11,125,384	11,126,496
TOTAL MONEY MARKET FUNDS (Cost $52,475,917)		52,475,917

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $928,568,670)	940,013,823
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(10,812,445)
NET ASSETS - 100.0%	929,201,378

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,226,061 or 7.8% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	16,540,486	446,002,702	421,193,767	1,603,062	-	-	41,349,421	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	1,598,400	128,570,965	119,042,869	155,573	-	-	11,126,496	0.0%
Total	18,138,886	574,573,667	540,236,636	1,758,635	-	-	52,475,917

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	16,762,119	-	16,762,119	-
Consumer Discretionary	134,454,336	40,864,497	93,589,839	-
Consumer Staples	80,335,120	34,007,032	45,302,045	1,026,043
Energy	24,977,754	17,701,494	7,276,260	-
Financials	146,432,082	92,523,881	53,832,732	75,469
Health Care	76,587,441	18,059,921	58,527,520	-
Industrials	161,179,693	52,722,131	108,457,562	-
Information Technology	92,379,983	-	92,379,983	-
Materials	41,059,862	-	41,059,862	-
Real Estate	60,436,295	34,081,216	26,273,988	81,091
Utilities	52,933,221	21,833,254	31,099,967	-

Money Market Funds	52,475,917	52,475,917	-	-
Total Investments in Securities:	940,013,823	364,269,343	574,561,877	1,182,603
Fidelity® Emerging Markets Discovery Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $10,606,194) - See accompanying schedule:
Unaffiliated issuers (cost $876,092,753)	$887,537,906
Fidelity Central Funds (cost $52,475,917)	52,475,917

Total Investment in Securities (cost $928,568,670)		$940,013,823
Foreign currency held at value (cost $144,541)		142,821
Receivable for investments sold		2,541,963
Receivable for fund shares sold		1,811,639
Dividends receivable		1,050,686
Distributions receivable from Fidelity Central Funds		221,086
Prepaid expenses		1,083
Other receivables		113,652
Total assets		945,896,753
Liabilities
Payable for fund shares redeemed	$597,916
Accrued management fee	640,050
Distribution and service plan fees payable	10,234
Other affiliated payables	168,321
Deferred taxes	4,015,060
Other payables and accrued expenses	137,298
Collateral on securities loaned	11,126,496
Total Liabilities		16,695,375
Net Assets		$929,201,378
Net Assets consist of:
Paid in capital		$922,059,871
Total accumulated earnings (loss)		7,141,507
Net Assets		$929,201,378

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($23,373,494 ÷ 1,590,986 shares)(a)		$14.69
Maximum offering price per share (100/94.25 of $14.69)		$15.59
Class M :
Net Asset Value and redemption price per share ($6,559,726 ÷ 447,743 shares)(a)		$14.65
Maximum offering price per share (100/96.50 of $14.65)		$15.18
Class C :
Net Asset Value and offering price per share ($3,299,903 ÷ 231,946 shares)(a)		$14.23
Emerging Markets Discovery :
Net Asset Value, offering price and redemption price per share ($368,811,476 ÷ 24,922,485 shares)		$14.80
Class I :
Net Asset Value, offering price and redemption price per share ($404,844,409 ÷ 27,270,733 shares)		$14.85
Class Z :
Net Asset Value, offering price and redemption price per share ($122,312,370 ÷ 8,252,738 shares)		$14.82
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$25,962,417
Interest		2,544
Income from Fidelity Central Funds (including $155,573 from security lending)		1,758,635
Income before foreign taxes withheld		$27,723,596
Less foreign taxes withheld		(2,926,407)
Total Income		24,797,189
Expenses
Management fee	$5,852,572
Transfer agent fees	1,253,882
Distribution and service plan fees	114,931
Accounting fees	331,691
Custodian fees and expenses	247,322
Independent trustees' fees and expenses	3,422
Registration fees	184,523
Audit	108,193
Legal	1,380
Miscellaneous	2,314
Total expenses before reductions	8,100,230
Expense reductions	(45,435)
Total expenses after reductions		8,054,795
Net Investment income (loss)		16,742,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $177,054)	(3,481,594)
Foreign currency transactions	(295,930)
Total net realized gain (loss)		(3,777,524)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $2,267,786)	49,060,219
Assets and liabilities in foreign currencies	8,996
Total change in net unrealized appreciation (depreciation)		49,069,215
Net gain (loss)		45,291,691
Net increase (decrease) in net assets resulting from operations		$62,034,085
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,742,394	$8,469,843
Net realized gain (loss)	(3,777,524)	(5,961,108)
Change in net unrealized appreciation (depreciation)	49,069,215	(86,323,295)
Net increase (decrease) in net assets resulting from operations	62,034,085	(83,814,560)
Distributions to shareholders	(8,639,871)	(35,200,802)

Share transactions - net increase (decrease)	444,710,316	193,227,559
Total increase (decrease) in net assets	498,104,530	74,212,197

Net Assets
Beginning of period	431,096,848	356,884,651
End of period	$929,201,378	$431,096,848

Financial Highlights
Fidelity Advisor® Emerging Markets Discovery Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.89	$18.36	$13.93	$13.66	$12.01
Income from Investment Operations
Net investment income (loss) A,B	.31	.31	.11	.04	.13
Net realized and unrealized gain (loss)	1.69	(3.92)	4.37	.34	1.71
Total from investment operations	2.00	(3.61)	4.48	.38	1.84
Distributions from net investment income	(.20)	(.37)	(.05)	(.11)	(.18)
Distributions from net realized gain	-	(1.49)	-	-	(.01)
Total distributions	(.20)	(1.86)	(.05)	(.11)	(.19)
Net asset value, end of period	$14.69	$12.89	$18.36	$13.93	$13.66
Total Return C,D	15.56%	(21.58)%	32.23%	2.76%	15.50%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.43%	1.49%	1.49%	1.54%	1.55%
Expenses net of fee waivers, if any	1.42%	1.49%	1.49%	1.53%	1.54%
Expenses net of all reductions	1.42%	1.49%	1.49%	1.51%	1.54%
Net investment income (loss)	2.07%	2.11%	.60%	.33%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$23,373	$16,063	$18,900	$11,745	$15,323
Portfolio turnover rate G	30%	33%	64%	43%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.85	$18.30	$13.89	$13.62	$11.94
Income from Investment Operations
Net investment income (loss) A,B	.27	.27	.06	- C	.08
Net realized and unrealized gain (loss)	1.68	(3.91)	4.36	.34	1.71
Total from investment operations	1.95	(3.64)	4.42	.34	1.79
Distributions from net investment income	(.15)	(.32)	(.01)	(.07)	(.10)
Distributions from net realized gain	-	(1.49)	-	-	(.01)
Total distributions	(.15)	(1.81)	(.01)	(.07)	(.11)
Net asset value, end of period	$14.65	$12.85	$18.30	$13.89	$13.62
Total Return D,E	15.25%	(21.77)%	31.82%	2.49%	15.06%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.69%	1.75%	1.76%	1.83%	1.86%
Expenses net of fee waivers, if any	1.69%	1.75%	1.76%	1.83%	1.86%
Expenses net of all reductions	1.68%	1.75%	1.76%	1.80%	1.86%
Net investment income (loss)	1.80%	1.85%	.33%	.03%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$6,560	$4,355	$6,095	$4,552	$5,773
Portfolio turnover rate H	30%	33%	64%	43%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.47	$17.78	$13.55	$13.29	$11.66
Income from Investment Operations
Net investment income (loss) A,B	.19	.19	(.03)	(.06)	.02
Net realized and unrealized gain (loss)	1.65	(3.81)	4.26	.32	1.67
Total from investment operations	1.84	(3.62)	4.23	.26	1.69
Distributions from net investment income	(.08)	(.20)	-	-	(.05)
Distributions from net realized gain	-	(1.49)	-	-	(.01)
Total distributions	(.08)	(1.69)	-	-	(.06)
Net asset value, end of period	$14.23	$12.47	$17.78	$13.55	$13.29
Total Return C,D	14.76%	(22.21)%	31.22%	1.96%	14.54%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.20%	2.25%	2.25%	2.32%	2.36%
Expenses net of fee waivers, if any	2.19%	2.25%	2.25%	2.31%	2.35%
Expenses net of all reductions	2.19%	2.25%	2.25%	2.29%	2.35%
Net investment income (loss)	1.29%	1.35%	(.16)%	(.45)%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$3,300	$3,079	$4,995	$5,080	$7,562
Portfolio turnover rate G	30%	33%	64%	43%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Emerging Markets Discovery Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.98	$18.48	$14.02	$13.75	$12.10
Income from Investment Operations
Net investment income (loss) A,B	.35	.36	.16	.08	.16
Net realized and unrealized gain (loss)	1.71	(3.95)	4.40	.34	1.72
Total from investment operations	2.06	(3.59)	4.56	.42	1.88
Distributions from net investment income	(.24)	(.42)	(.10)	(.15)	(.22)
Distributions from net realized gain	-	(1.49)	-	-	(.01)
Total distributions	(.24)	(1.91)	(.10)	(.15)	(.23)
Net asset value, end of period	$14.80	$12.98	$18.48	$14.02	$13.75
Total Return C	15.94%	(21.37)%	32.63%	3.07%	15.78%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.15%	1.19%	1.19%	1.23%	1.25%
Expenses net of fee waivers, if any	1.15%	1.19%	1.18%	1.23%	1.25%
Expenses net of all reductions	1.15%	1.19%	1.18%	1.20%	1.25%
Net investment income (loss)	2.34%	2.41%	.90%	.63%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$368,811	$248,805	$283,133	$189,784	$208,657
Portfolio turnover rate F	30%	33%	64%	43%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.03	$18.54	$14.06	$13.79	$12.13
Income from Investment Operations
Net investment income (loss) A,B	.36	.34	.16	.08	.17
Net realized and unrealized gain (loss)	1.71	(3.95)	4.41	.34	1.72
Total from investment operations	2.07	(3.61)	4.57	.42	1.89
Distributions from net investment income	(.25)	(.41)	(.09)	(.15)	(.22)
Distributions from net realized gain	-	(1.49)	-	-	(.01)
Total distributions	(.25)	(1.90)	(.09)	(.15)	(.23)
Net asset value, end of period	$14.85	$13.03	$18.54	$14.06	$13.79
Total Return C	15.99%	(21.37)%	32.62%	3.07%	15.78%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.12%	1.17%	1.19%	1.24%	1.25%
Expenses net of fee waivers, if any	1.11%	1.16%	1.19%	1.23%	1.24%
Expenses net of all reductions	1.11%	1.16%	1.19%	1.21%	1.24%
Net investment income (loss)	2.37%	2.44%	.90%	.63%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$404,844	$129,250	$27,397	$28,034	$51,081
Portfolio turnover rate F	30%	33%	64%	43%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.00	$18.51	$14.04	$13.77	$12.13
Income from Investment Operations
Net investment income (loss) A,B	.38	.37	.19	.10	.18
Net realized and unrealized gain (loss)	1.70	(3.95)	4.40	.35	1.72
Total from investment operations	2.08	(3.58)	4.59	.45	1.90
Distributions from net investment income	(.26)	(.44)	(.12)	(.18)	(.26)
Distributions from net realized gain	-	(1.49)	-	-	(.01)
Total distributions	(.26)	(1.93)	(.12)	(.18)	(.26) C
Net asset value, end of period	$14.82	$13.00	$18.51	$14.04	$13.77
Total Return D	16.10%	(21.27)%	32.82%	3.24%	15.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.03%	1.05%	1.09%	1.10%
Expenses net of fee waivers, if any	.98%	1.03%	1.05%	1.08%	1.10%
Expenses net of all reductions	.98%	1.03%	1.05%	1.06%	1.10%
Net investment income (loss)	2.50%	2.57%	1.04%	.78%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$122,312	$29,546	$16,365	$11,561	$18,267
Portfolio turnover rate G	30%	33%	64%	43%	80%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$109,777,125
Gross unrealized depreciation	(107,588,704)
Net unrealized appreciation (depreciation)	$2,188,421
Tax Cost	$937,825,402

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,250,265
Capital loss carryforward	$(10,250,300)
Net unrealized appreciation (depreciation) on securities and other investments	$2,156,600

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,477,383)
Long-term	(7,772,917)
Total capital loss carryforward	$(10,250,300)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$8,639,871	$7,555,455
Long-term Capital Gains	-	27,645,347
Total	$8,639,871	$35,200,802

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	635,424,985	205,437,979
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .82% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$51,964	$1,225
Class M	.25%	.25%	27,740	17
Class C	.75%	.25%	35,227	4,418
			$114,931	$5,660

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$10,520
Class M	934
Class CA	227
$11,681

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$47,856.23
Class M	13,709.25
Class C	8,938.25
Emerging Markets Discovery	687,685.21
Class I	460,986.17
Class Z	34,708.04
	$1,253,882

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
Emerging Markets Discovery	0.2000%
Class I	0.1752%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	0.0455%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$ 470

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Discovery Fund	5,265,657	-	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Emerging Markets Discovery Fund	$1,188
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Discovery Fund	$16,293	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $480. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$27
Class M	264
$291

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $44,664.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Emerging Markets Discovery Fund
Distributions to shareholders
Class A	$244,475	$1,910,190
Class M	51,851	606,383
Class C	19,009	467,124
Emerging Markets Discovery	4,513,320	27,737,464
Class I	3,021,352	2,782,285
Class Z	789,864	1,697,356
Total	$8,639,871	$35,200,802
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Emerging Markets Discovery Fund
Class A
Shares sold	510,197	314,404	$7,644,504	$4,478,487
Reinvestment of distributions	17,518	120,206	244,303	1,910,075
Shares redeemed	(183,067)	(217,629)	(2,708,612)	(3,180,396)
Net increase (decrease)	344,648	216,981	$5,180,195	$3,208,166
Class M
Shares sold	154,343	36,386	$2,297,021	$551,246
Reinvestment of distributions	3,721	38,167	51,851	606,098
Shares redeemed	(49,285)	(68,600)	(724,267)	(1,005,289)
Net increase (decrease)	108,779	5,953	$1,624,605	$152,055
Class C
Shares sold	67,155	28,436	$954,938	$399,577
Reinvestment of distributions	1,399	30,156	19,009	467,124
Shares redeemed	(83,426)	(92,682)	(1,201,723)	(1,325,981)
Net increase (decrease)	(14,872)	(34,090)	$(227,776)	$(459,280)
Emerging Markets Discovery
Shares sold	10,451,564	10,307,936	$157,422,112	$148,982,256
Reinvestment of distributions	291,173	1,414,497	4,078,445	22,589,516
Shares redeemed	(4,985,788)	(7,875,882)	(74,007,673)	(118,180,120)
Net increase (decrease)	5,756,949	3,846,551	$87,492,884	$53,391,652
Class I
Shares sold	21,737,486	9,283,493	$328,505,575	$129,714,339
Reinvestment of distributions	205,837	170,907	2,893,435	2,737,935
Shares redeemed	(4,589,758)	(1,015,195)	(69,325,801)	(14,790,592)
Net increase (decrease)	17,353,565	8,439,205	$262,073,209	$117,661,682
Class Z
Shares sold	7,691,312	1,609,828	$114,184,599	$22,578,984
Reinvestment of distributions	55,484	104,684	777,160	1,671,802
Shares redeemed	(1,766,483)	(326,408)	(26,394,560)	(4,977,502)
Net increase (decrease)	5,980,313	1,388,104	$88,567,199	$19,273,284

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Total Emerging Markets Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.10%	0.00%	1.09%
Class M (incl. 3.50% sales charge)	8.33%	0.17%	1.03%
Class C (incl. contingent deferred sales charge)	10.68%	0.45%	1.09%
Fidelity® Total Emerging Markets Fund	12.86%	1.46%	1.95%
Class I	12.96%	1.50%	1.98%
Class Z	13.04%	1.61%	2.03%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Total Emerging Markets Fund
Management's Discussion of Fund Performance
Market Recap:
For the 12 months ending October 31, 2023, the Fidelity Total Emerging Markets Composite IndexSM - consisting of 60% equities and 40% debt - gained 10.03%. Separately, emerging-markets equities advanced 10.84%, as measured by the MSCI Emerging Markets Index, and emerging-markets debt gained 8.36%, according to the J.P. Morgan Emerging Markets Bond Index Global Diversified. Global asset prices rose this period, driven by optimism about inflation and monetary policy easing in some markets. These tailwinds persisted until August, when rising U.S. Treasury yields, another interest rate hike by the U.S. Federal Reserve and a lackluster economic recovery in China caused the Composite index to tumble. Among emerging-markets stocks, Taiwan (+27%) and China (+21%) were standouts. Taiwan was helped by its exposure to technology, which rallied amid exuberance for artificial intelligence. Meanwhile, China was fueled by excitement about its economic reopening. In contrast, falling oil prices weighed on Qatar (-21%), United Arab Emirates (-12%) and Saudi Arabia (-11%). Within the emerging-markets debt index, idiosyncratic factors were at play. For instance, two fairly small index components, Sri Lanka (+128%) and El Salvador (+120%), led. Sri Lanka benefited from fiscal reform, debt restructuring and a bailout from the International Monetary Fund, while El Salvador's president reported the country's repayment of 2023 bonds and a deal to reprofile its debt.
Comments from Co-Portfolio Manager Gregory Lee:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 12% to 13%, versus 10.03% for the Fidelity Total Emerging Markets Composite IndexSM. Security selection among emerging-markets equities and debt each contributed to the fund's performance versus the Composite, as did an underweight in equities and overweight in debt. Among stocks, our choices in consumer discretionary, communication services and materials helped most. Non-Composite holdings in Russian tech company Yandex and X5 Retail Group, a Russia-based food retailer, were the top individual relative contributors. Meanwhile, it hurt to own a non-Composite investment in PagSeguro Digital, a Brazilian financial services company, and to overweight South African mining company Impala Platinum Holdings (-58%). Within the debt subportfolio, security selection in Venezuela, a country that has not been part of the J.P. Morgan index since its removal in late 2019, significantly contributed to relative performance. Positioning in Ukraine and China also boosted the fund's relative result. Conversely, a non-Composite stake in U.S. Treasuries detracted most this period, followed by positioning in Qatar.
Note to shareholders:
On December 27, 2022, Lewis Chung assumed co-management responsibilities for the fund's real estate sleeve. On July 1, 2023, Guillermo de las Casas came off of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Total Emerging Markets Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.6
Tencent Holdings Ltd. (China, Interactive Media & Services)	2.4
Alibaba Group Holding Ltd. (China, Broadline Retail)	1.7
HDFC Bank Ltd. (India, Banks)	1.3
PDD Holdings, Inc. ADR (China, Broadline Retail)	1.1
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.0
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	0.9
Infosys Ltd. (India, IT Services)	0.9
China Construction Bank Corp. (H Shares) (China, Banks)	0.8
17.1

Market Sectors (% of Fund's net assets)

Financials	14.7
Information Technology	11.4
Energy	10.7
Consumer Discretionary	9.5
Materials	6.9
Communication Services	6.2
Industrials	4.0
Consumer Staples	4.0
Utilities	3.5
Health Care	2.2
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Futures - 0.2%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Total Emerging Markets Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 54.9%
	Shares	Value ($)
Brazil - 3.6%
Cury Construtora e Incorporado SA	19,200	56,133
Cyrela Brazil Realty SA	11,300	40,321
Dexco SA	212,643	289,330
ENGIE Brasil Energia SA	27,400	213,581
Equatorial Energia SA	54,715	342,935
Hapvida Participacoes e Investimentos SA (a)(b)	350,828	256,767
Hypera SA (a)	20,437	122,782
Localiza Rent a Car SA	52,326	527,956
Localiza Rent a Car SA rights 11/10/23 (a)	389	540
LOG Commercial Properties e Participacoes SA	15,700	64,522
MercadoLibre, Inc. (a)	329	408,203
Multiplan Empreendimentos Imobiliarios SA (a)	2,700	13,249
PagSeguro Digital Ltd. (a)	79,280	559,717
Raia Drogasil SA	133,908	685,244
Rede D'Oregon Sao Luiz SA (b)	4,700	20,155
Rumo SA	126,400	559,326
StoneCo Ltd. Class A (a)	32,705	324,270
Suzano Papel e Celulose SA	39,800	407,098
Transmissora Alianca de Energia Eletrica SA	26,900	180,285
Vale SA sponsored ADR	86,568	1,186,847
XP, Inc. Class A	51,435	1,028,700
YDUQS Participacoes SA	20,151	70,864
TOTAL BRAZIL		7,358,825
Canada - 0.5%
Barrick Gold Corp.	58,500	934,830
Chile - 0.6%
Antofagasta PLC	37,058	605,817
Banco de Chile	6,343,200	651,684
TOTAL CHILE		1,257,501
China - 15.6%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	8,600	201,476
Akeso, Inc. (a)(b)	20,410	114,614
Alibaba Group Holding Ltd. (a)	315,954	3,252,771
Alibaba Group Holding Ltd. sponsored ADR (a)	2,334	192,648
Angelalign Technology, Inc. (b)(c)	4,847	33,417
Anta Sports Products Ltd.	16,943	191,617
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (b)	4,816	62,629
Baidu, Inc.:
Class A (a)	11,570	151,900
sponsored ADR (a)	783	82,215
BeiGene Ltd. ADR (a)	1,243	231,546
Beijing Enlight Media Co. Ltd. (A Shares)	86,800	92,838
Bilibili, Inc. ADR (a)(c)	6,475	86,959
BYD Co. Ltd. (H Shares)	32,960	1,002,318
C&S Paper Co. Ltd. (A Shares)	123,900	183,978
China Communications Services Corp. Ltd. (H Shares)	464,000	189,788
China Construction Bank Corp. (H Shares)	2,889,000	1,633,897
China Gas Holdings Ltd.	203,944	183,347
China Jushi Co. Ltd. (A Shares)	265,200	419,802
China Life Insurance Co. Ltd. (H Shares)	544,000	736,793
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	27,100	40,886
China Overseas Land and Investment Ltd.	90,040	169,915
China Petroleum & Chemical Corp. (H Shares)	1,080,000	552,353
China Resources Beer Holdings Co. Ltd.	76,666	405,691
China Resources Land Ltd.	80,510	301,358
China Tower Corp. Ltd. (H Shares) (b)	688,950	64,245
Daqin Railway Co. Ltd. (A Shares)	498,600	491,528
Daqo New Energy Corp. ADR (a)	1,013	25,791
ENN Energy Holdings Ltd.	42,600	322,701
ESR Group Ltd. (b)	32,200	41,374
Greentown China Holdings Ltd.	66,500	64,514
Guangdong Investment Ltd.	260,000	177,419
Haier Smart Home Co. Ltd.	163,000	464,930
Haier Smart Home Co. Ltd. (A Shares)	12,560	38,170
Haitian International Holdings Ltd.	105,000	250,486
Innovent Biologics, Inc. (a)(b)	45,426	267,703
JD.com, Inc. Class A	30,488	387,599
JOYY, Inc. ADR	3,200	124,544
KE Holdings, Inc. ADR	13,867	203,984
Kingdee International Software Group Co. Ltd. (a)	25,000	33,172
Kunlun Energy Co. Ltd.	318,040	264,960
Kweichow Moutai Co. Ltd. (A Shares)	2,500	575,886
Lenovo Group Ltd.	389,008	452,701
Li Auto, Inc.:
ADR (a)	20,411	690,096
Class A (a)	3,125	52,855
Longfor Properties Co. Ltd. (b)	15,980	23,263
Maxscend Microelectronics Co. Ltd. (A Shares)	3,800	78,414
Medlive Technology Co. Ltd. (b)	74,611	74,490
Meituan Class B (a)(b)	111,958	1,587,006
NetEase, Inc. ADR	4,345	464,567
New Oriental Education & Technology Group, Inc. (a)	6,877	44,838
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	10,429	682,995
PDD Holdings, Inc. ADR (a)	22,142	2,245,642
Ping An Insurance Group Co. of China Ltd. (H Shares)	270,500	1,372,105
Proya Cosmetics Co. Ltd. (A Shares)	37,956	539,043
Shangri-La Asia Ltd. (a)	46,000	29,347
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	9,112	356,219
Sinopec Engineering Group Co. Ltd. (H Shares)	307,000	153,427
Sinopharm Group Co. Ltd. (H Shares)	65,375	156,330
Sinotruk Hong Kong Ltd.	101,000	190,234
Sunny Optical Technology Group Co. Ltd.	24,100	201,908
Tencent Holdings Ltd.	132,085	4,888,302
Tofflon Science & Technology Group Co. Ltd. (A Shares)	8,871	23,004
Tongdao Liepin Group (a)	38,232	28,090
TravelSky Technology Ltd. (H Shares)	140,000	221,163
Trip.com Group Ltd. ADR (a)	22,869	777,546
Tsingtao Brewery Co. Ltd. (H Shares)	62,000	470,179
Uni-President China Holdings Ltd.	211,600	144,013
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	18,206	218,773
Wuxi Biologics (Cayman), Inc. (a)(b)	96,683	601,150
Xinyi Solar Holdings Ltd.	193,528	113,893
XPeng, Inc. ADR (a)(c)	14,715	213,073
Zai Lab Ltd. (a)	60,276	153,828
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	300	968
ZTO Express, Inc. sponsored ADR	28,690	676,223
TOTAL CHINA		32,239,447
Greece - 0.6%
Alpha Bank SA (a)	556,800	830,702
Piraeus Financial Holdings SA (a)	132,600	391,448
TOTAL GREECE		1,222,150
Hong Kong - 0.5%
ASMPT Ltd.	26,748	226,544
Gushengtang Holdings Ltd.	3,751	22,470
Huanxi Media Group Ltd. (a)	761,081	69,991
Kerry Properties Ltd.	38,000	63,946
Prudential PLC	70,356	735,670
TOTAL HONG KONG		1,118,621
Hungary - 0.1%
Richter Gedeon PLC	11,203	262,679
India - 10.7%
Apollo Hospitals Enterprise Ltd.	6,483	375,274
Bajaj Auto Ltd.	6,946	442,960
Bajaj Finance Ltd.	12,464	1,121,669
Bharat Electronics Ltd.	313,600	502,267
Bharti Airtel Ltd.	99,680	1,094,422
Coal India Ltd.	123,600	466,419
Divi's Laboratories Ltd.	4,122	167,701
Eicher Motors Ltd.	8,011	316,965
Embassy Office Parks (REIT)	22,400	83,798
HDFC Bank Ltd.	155,796	2,763,707
HDFC Standard Life Insurance Co. Ltd. (b)	117,000	868,896
Hindustan Aeronautics Ltd.	15,800	345,676
ICICI Bank Ltd.	76,600	842,488
Indraprastha Gas Ltd.	53,293	244,732
Infosys Ltd.	18,060	296,922
Infosys Ltd. sponsored ADR	94,049	1,544,285
ITC Ltd.	143,113	736,461
JK Cement Ltd.	17,774	673,602
Larsen & Toubro Ltd.	25,658	902,660
Ltimindtree Ltd. (b)	1,500	91,234
Mahanagar Gas Ltd.	18,225	225,907
Mahindra & Mahindra Ltd.	8,079	141,545
MakeMyTrip Ltd. (a)	9,610	372,195
Mankind Pharma Ltd.	14,252	298,496
Maruti Suzuki India Ltd.	2,664	332,573
NTPC Ltd.	168,638	477,635
One97 Communications Ltd. (a)	39,022	431,731
Persistent Systems Ltd.	700	51,833
Petronet LNG Ltd.	59,406	142,352
Power Grid Corp. of India Ltd.	193,616	470,103
Reliance Industries Ltd.	73,213	2,012,597
Shree Cement Ltd.	1,451	447,084
Sona Blw Precision Forgings Ltd. (b)	32,166	209,273
SRF Ltd.	12,700	334,783
Star Health & Allied Insurance Co. Ltd. (a)	72,800	507,032
Tata Motors Ltd.	16,397	123,810
Tata Steel Ltd.	457,800	653,080
Torrent Pharmaceuticals Ltd.	5,310	122,706
Zomato Ltd. (a)	729,603	922,546
TOTAL INDIA		22,159,419
Indonesia - 1.5%
First Resources Ltd.	295,000	325,717
PT Bank Central Asia Tbk	2,047,800	1,128,175
PT Bank Rakyat Indonesia (Persero) Tbk	3,665,179	1,146,042
PT Sumber Alfaria Trijaya Tbk	1,740,500	316,765
PT Telkom Indonesia Persero Tbk	600,900	131,727
TOTAL INDONESIA		3,048,426
Korea (South) - 5.8%
AMOREPACIFIC Corp.	4,690	439,579
ASICLAND Co. Ltd. (d)	300	5,545
Coway Co. Ltd.	6,590	210,573
Delivery Hero AG (a)(b)	4,615	117,049
Hyundai Motor Co. Ltd.	1,046	131,584
Jeisys Medical, Inc. (a)	5,739	44,735
Kakao Corp.	6,654	187,271
Kakao Pay Corp. (a)	2,641	67,229
Kia Corp.	14,431	823,242
LG Chemical Ltd.	523	171,155
LG Corp.	6,320	361,214
LS Electric Co. Ltd.	2,370	112,575
NAVER Corp.	5,578	778,666
POSCO	1,122	342,963
Samsung Biologics Co. Ltd. (a)(b)	833	437,265
Samsung Electronics Co. Ltd.	109,784	5,456,385
Samsung SDI Co. Ltd.	1,744	551,393
SK Hynix, Inc.	21,515	1,865,639
TOTAL KOREA (SOUTH)		12,104,062
Mauritius - 0.0%
Jumo World Holding Ltd. (e)(f)	30,055	44,181
Jumo World Ltd. (a)(f)	30	0
TOTAL MAURITIUS		44,181
Mexico - 1.3%
CEMEX S.A.B. de CV sponsored ADR (a)	72,000	429,840
Corporacion Inmobiliaria Vesta S.A.B. de CV	33,555	105,212
Fibra Uno Administracion SA de CV	63,800	96,855
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	9,600	111,985
Grupo Aeroportuario Norte S.A.B. de CV	18,200	138,935
Grupo Financiero Banorte S.A.B. de CV Series O	162,521	1,318,990
Wal-Mart de Mexico SA de CV Series V	157,800	564,803
TOTAL MEXICO		2,766,620
Netherlands - 0.0%
CTP BV (b)	5,352	77,922
Panama - 0.2%
Copa Holdings SA Class A	4,631	378,121
Peru - 0.3%
Credicorp Ltd. (United States)	4,279	534,704
Philippines - 0.2%
Ayala Land, Inc.	375,600	184,376
SM Investments Corp.	15,000	211,496
SM Prime Holdings, Inc.	127,700	67,403
TOTAL PHILIPPINES		463,275
Poland - 0.2%
CD Projekt RED SA	6,636	165,425
Dino Polska SA (a)(b)	2,600	245,985
TOTAL POLAND		411,410
Romania - 0.0%
Societatea de Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	2,700	67,127
Russia - 1.4%
Fix Price Group Ltd. GDR (Reg. S) (a)(f)	68,238	25,202
Gazprom OAO sponsored ADR (Reg. S) (a)(f)	155,600	35,545
LSR Group OJSC (f)	755	760
LUKOIL PJSC sponsored ADR (a)(f)	35,200	9,958
Novatek PJSC GDR (Reg. S) (a)(f)	9,100	473,200
Sberbank of Russia (f)	30	0
Sberbank of Russia sponsored ADR (a)(f)	324,104	5,769
Severstal PAO GDR (Reg. S) (a)(f)	83,700	1,976
TCS Group Holding PLC GDR (a)(f)	56,395	654,182
X5 Retail Group NV GDR (Reg. S) (a)(f)	77,500	781,200
Yandex NV Series A (a)(f)	88,218	961,576
TOTAL RUSSIA		2,949,368
Saudi Arabia - 1.9%
Al Rajhi Bank	51,214	915,998
Alinma Bank	81,400	713,845
Bupa Arabia for Cooperative Insurance Co.	15,675	889,960
Saudi Arabian Oil Co. (b)	27,500	244,096
The Saudi National Bank	130,967	1,171,218
TOTAL SAUDI ARABIA		3,935,117
Singapore - 0.6%
Sea Ltd. ADR (a)	27,795	1,159,052
South Africa - 1.6%
Capitec Bank Holdings Ltd.	10,150	901,255
Discovery Ltd.	86,000	593,313
Impala Platinum Holdings Ltd.	116,300	484,458
Naspers Ltd. Class N	3,646	569,144
Pick 'n Pay Stores Ltd.	132,900	178,270
Shoprite Holdings Ltd.	38,700	495,921
TOTAL SOUTH AFRICA		3,222,361
Taiwan - 6.4%
Accton Technology Corp.	6,729	104,181
Alchip Technologies Ltd.	8,404	688,735
ASE Technology Holding Co. Ltd.	17,859	62,476
BizLink Holding, Inc.	30,027	233,808
Chailease Holding Co. Ltd.	182,626	989,901
Chroma ATE, Inc.	25,357	171,221
Delta Electronics, Inc.	28,873	260,000
E Ink Holdings, Inc.	4,000	20,796
eMemory Technology, Inc.	4,808	300,996
Formosa Plastics Corp.	165,000	392,096
Global Unichip Corp.	3,000	133,976
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,373	45,849
King Yuan Electronics Co. Ltd.	107,004	253,319
Lite-On Technology Corp.	25,427	79,106
Taiwan Semiconductor Manufacturing Co. Ltd.	540,215	8,816,259
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,438	124,114
Uni-President Enterprises Corp.	207,000	433,941
Unimicron Technology Corp.	24,781	110,436
TOTAL TAIWAN		13,221,210
Tanzania - 0.0%
Helios Towers PLC (a)	54,000	39,742
Thailand - 0.3%
Carabao Group PCL (For. Reg.)	78,500	146,647
Land & House PCL (For. Reg.)	316,900	66,201
PTT Global Chemical PCL (For. Reg.)	469,200	448,138
Supalai PCL (For. Reg.)	82,500	42,028
TOTAL THAILAND		703,014
United Arab Emirates - 0.1%
Emaar Properties PJSC	56,700	103,273
United States of America - 0.9%
FirstCash Holdings, Inc.	9,401	1,023,957
Legend Biotech Corp. ADR (a)	2,277	150,441
Tenaris SA sponsored ADR	9,400	294,408
Titan Cement International Trading SA	25,800	488,106
TOTAL UNITED STATES OF AMERICA		1,956,912
TOTAL COMMON STOCKS (Cost $111,216,334)		113,739,369

Preferred Stocks - 1.8%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
China - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (a)(e)(f)	11,962	70,456
India - 0.2%
Meesho Series F (a)(e)(f)	7,108	462,233
TOTAL CONVERTIBLE PREFERRED STOCKS		532,689
Nonconvertible Preferred Stocks - 1.6%
Brazil - 1.1%
Companhia de Transmissao de Energia Eletrica Paulista (PN)	35,700	150,044
Metalurgica Gerdau SA (PN)	290,170	594,527
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	55,106	762,116
sponsored ADR	46,500	697,500
		2,204,187
Korea (South) - 0.4%
Hyundai Motor Co. Ltd. Series 2	5,123	380,034
Samsung Electronics Co. Ltd.	13,795	549,945
		929,979
United States of America - 0.1%
Gupshup, Inc. (a)(e)(f)	8,409	105,113
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,239,279
TOTAL PREFERRED STOCKS (Cost $2,871,724)		3,771,968

Corporate Bonds - 16.3%
	Principal Amount (g)	Value ($)
Convertible Bonds - 0.2%
Brazil - 0.2%
Creditas Financial Solutions Ltd. 5% 7/28/27 (e)(f)	506,964	506,711
Nonconvertible Bonds - 16.1%
Azerbaijan - 0.3%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)	695,000	683,956
Bahrain - 0.5%
The Oil and Gas Holding Co. 7.5% 10/25/27 (b)	1,085,000	1,089,069
Brazil - 0.7%
Adecoagro SA 6% 9/21/27 (b)	275,000	254,174
Aegea Finance SARL 9% 1/20/31 (b)	200,000	199,500
Azul Secured Finance LLP 11.93% 8/28/28 (b)	200,000	193,460
Braskem Netherlands BV 7.25% 2/13/33 (b)	115,000	99,331
Embraer Netherlands Finance BV:
5.4% 2/1/27	90,000	86,570
7% 7/28/30 (b)	240,000	233,460
MARB BondCo PLC 3.95% 1/29/31 (b)	145,000	105,488
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (b)	372,007	264,683
		1,436,666
Burkina Faso - 0.1%
Endeavour Mining PLC 5% 10/14/26 (b)	285,000	249,691
Cambodia - 0.1%
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)	200,000	195,304
Chile - 0.8%
Antofagasta PLC 2.375% 10/14/30 (b)	450,000	339,075
Corporacion Nacional del Cobre de Chile (Codelco):
3.7% 1/30/50 (b)	300,000	176,100
4.5% 8/1/47 (b)	250,000	171,750
5.125% 2/2/33 (b)	200,000	176,056
5.95% 1/8/34 (b)	200,000	185,800
Sable International Finance Ltd. 5.75% 9/7/27 (b)	600,000	537,084
VTR Comunicaciones SpA 5.125% 1/15/28 (b)	400,000	175,000
		1,760,865
China - 0.8%
Ant International Co. Ltd. 3.55% 8/14/24 (e)(f)	585,256	582,330
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (b)	395,000	359,983
Meituan 2.125% 10/28/25 (b)	365,000	336,139
Prosus NV:
3.832% 2/8/51 (b)	425,000	221,000
4.193% 1/19/32 (b)	245,000	188,466
		1,687,918
Colombia - 0.8%
EnfraGen Energia Sur SA 5.375% 12/30/30 (b)	690,000	456,690
Gcm Mining Corp. 6.875% 8/9/26 (b)	400,000	328,000
GeoPark Ltd. 5.5% 1/17/27 (b)	500,000	418,625
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)	414,625	388,732
		1,592,047
Egypt - 0.1%
Energean PLC 6.5% 4/30/27 (b)	160,000	133,100
Ghana - 0.6%
Kosmos Energy Ltd. 7.125% 4/4/26 (b)	700,000	643,503
Tullow Oil PLC:
7% 3/1/25 (b)	450,000	350,438
10.25% 5/15/26 (b)	411,000	352,176
		1,346,117
Guatemala - 0.4%
CT Trust 5.125% 2/3/32 (b)	440,000	336,600
Investment Energy Resources Ltd. 6.25% 4/26/29 (b)	510,000	443,700
		780,300
Hungary - 0.1%
Magyar Export-Import Bank 6.125% 12/4/27 (b)	200,000	195,480
India - 0.2%
CA Magnum Holdings 5.375% 10/31/26 (b)	400,000	348,344
Indonesia - 1.2%
Medco Bell Pte Ltd. 6.375% 1/30/27 (b)	560,000	524,306
PT Adaro Indonesia 4.25% 10/31/24 (b)	250,000	240,238
PT Freeport Indonesia:
5.315% 4/14/32 (b)	250,000	222,065
6.2% 4/14/52 (b)	200,000	164,040
PT Hutama Karya Persero 3.75% 5/11/30 (b)	300,000	259,860
PT Indonesia Asahan Aluminium 5.45% 5/15/30 (b)	690,000	637,705
PT Pertamina Persero:
4.15% 2/25/60 (b)	365,000	229,078
4.175% 1/21/50 (b)	450,000	299,358
		2,576,650
Israel - 0.1%
Energean Israel Finance Ltd. 8.5% 9/30/33 (Reg. S) (b)	250,000	217,813
Kazakhstan - 0.3%
KazMunaiGaz National Co. 3.5% 4/14/33 (b)	400,000	291,000
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)	350,000	260,225
		551,225
Malaysia - 0.6%
MISC Capital Two (Labuan) Ltd. 3.75% 4/6/27 (b)	380,000	349,361
Petronas Capital Ltd.:
3.404% 4/28/61 (b)	500,000	289,205
3.5% 4/21/30 (b)	450,000	391,127
4.55% 4/21/50 (b)	400,000	306,824
		1,336,517
Mauritius - 0.1%
AXIAN Telecom 7.375% 2/16/27 (b)	355,000	314,574
Mexico - 2.0%
Bimbo Bakeries U.S.A., Inc. 6.4% 1/15/34 (b)(f)	200,000	200,020
Braskem Idesa SAPI:
6.99% 2/20/32 (b)	160,000	93,352
7.45% 11/15/29 (b)	135,000	85,482
Comision Federal de Electricidad 3.348% 2/9/31 (b)	450,000	340,875
Petroleos Mexicanos:
5.35% 2/12/28	320,000	257,072
6.49% 1/23/27	315,000	278,189
6.5% 6/2/41	820,000	479,987
6.625% 6/15/35	410,000	269,575
6.7% 2/16/32	415,000	302,950
6.75% 9/21/47	960,000	543,360
6.84% 1/23/30	380,000	295,070
6.95% 1/28/60	1,075,000	608,719
7.69% 1/23/50	589,000	363,708
		4,118,359
Morocco - 0.2%
OCP SA:
3.75% 6/23/31 (b)	395,000	309,257
5.125% 6/23/51 (b)	200,000	128,000
		437,257
Nigeria - 0.1%
IHS Netherlands Holdco BV 8% 9/18/27 (b)	315,000	256,961
Panama - 0.3%
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/61 (b)	200,000	133,556
Cable Onda SA 4.5% 1/30/30 (b)	580,000	453,125
		586,681
Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)	250,000	225,375
Peru - 0.2%
Camposol SA 6% 2/3/27 (b)	500,000	293,135
Compania de Minas Buenaventura SAA 5.5% 7/23/26 (b)	165,000	143,750
		436,885
Qatar - 0.7%
Qatar Petroleum:
2.25% 7/12/31 (b)	755,000	589,372
3.125% 7/12/41 (b)	650,000	426,563
3.3% 7/12/51 (b)	580,000	353,256
		1,369,191
Saudi Arabia - 1.3%
EIG Pearl Holdings SARL 3.545% 8/31/36 (b)	720,000	559,800
Greensaif Pipelines Bidco SARL:
6.129% 2/23/38 (b)	200,000	186,000
6.51% 2/23/42 (b)	200,000	185,750
Saudi Arabian Oil Co.:
3.25% 11/24/50 (b)	260,000	153,725
4.25% 4/16/39 (b)	1,680,000	1,312,500
4.375% 4/16/49 (b)	275,000	201,094
		2,598,869
South Africa - 1.0%
Eskom Holdings SOC Ltd.:
6.35% 8/10/28 (b)	315,000	285,075
7.125% 2/11/25 (b)	860,000	842,800
8.45% 8/10/28 (b)	235,000	222,016
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)	470,000	285,426
Stillwater Mining Co.:
4% 11/16/26 (b)	235,000	202,100
4.5% 11/16/29 (b)	220,000	166,650
		2,004,067
Tanzania - 0.1%
HTA Group Ltd. 7% 12/18/25 (b)	190,000	183,002
Thailand - 0.1%
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (b)	350,000	201,516
Ukraine - 0.1%
NAK Naftogaz Ukraine 7.65% (Reg. S) (h)	380,000	252,700
United Arab Emirates - 1.0%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49 (b)	390,000	280,800
4.696% 4/24/33 (b)	165,000	151,388
4.875% 4/23/30 (b)	50,000	47,854
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34 (b)	382,248	308,187
2.625% 3/31/36 (b)	570,000	426,075
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)	250,000	239,375
MDGH GMTN RSC Ltd.:
4.375% 11/22/33 (b)	200,000	177,000
5.084% 5/22/53 (b)	265,000	219,619
5.5% 4/28/33 (b)	200,000	193,500
		2,043,798
Uzbekistan - 0.1%
Uzbekneftegaz JSC 4.75% 11/16/28 (b)	180,000	141,300
Venezuela - 0.8%
Petroleos de Venezuela SA:
6% (b)(h)	5,700,000	723,900
6% (Reg. S) (h)	6,800,000	846,600
		1,570,500
Vietnam - 0.2%
Mong Duong Finance Holdings BV 5.125% 5/7/29 (b)	440,000	396,229
TOTAL NONCONVERTIBLE BONDS		33,318,326
TOTAL CORPORATE BONDS (Cost $42,304,825)		33,825,037

Government Obligations - 24.0%
		Principal Amount (g)	Value ($)
Angola - 0.7%
Angola Republic:
8.25% 5/9/28 (b)		720,000	611,100
8.75% 4/14/32 (b)		200,000	156,500
9.125% 11/26/49 (b)		225,000	158,063
9.375% 5/8/48 (b)		290,000	206,625
9.5% 11/12/25 (b)		365,000	350,058
TOTAL ANGOLA			1,482,346
Argentina - 0.7%
Argentine Republic:
0.75% 7/9/30 (i)		1,400,365	389,301
1% 7/9/29		498,666	133,393
3.625% 7/9/35 (i)		1,537,734	378,283
4.25% 1/9/38 (i)		1,186,834	357,237
Buenos Aires Province 6.375% 9/1/37 (b)(i)		380,000	121,801
TOTAL ARGENTINA			1,380,015
Armenia - 0.1%
Republic of Armenia 3.6% 2/2/31 (b)		300,000	220,500
Barbados - 0.1%
Barbados Government 6.5% 10/1/29 (b)		290,000	269,471
Benin - 0.0%
Republic of Benin 4.875% 1/19/32 (b)	EUR	140,000	110,532
Brazil - 0.6%
Brazilian Federative Republic:
3.875% 6/12/30		775,000	665,113
4.75% 1/14/50		505,000	337,088
6% 10/20/33		295,000	272,875
TOTAL BRAZIL			1,275,076
Chile - 0.6%
Chilean Republic:
2.45% 1/31/31		535,000	429,605
3.1% 1/22/61		340,000	181,730
3.5% 1/31/34		280,000	224,280
4% 1/31/52		200,000	137,500
4.34% 3/7/42		200,000	154,500
5.33% 1/5/54		230,000	194,350
TOTAL CHILE			1,321,965
Colombia - 1.1%
Colombian Republic:
3% 1/30/30		715,000	549,120
3.125% 4/15/31		548,000	403,602
5% 6/15/45		515,000	327,025
5.2% 5/15/49		185,000	117,753
6.125% 1/18/41		200,000	152,000
7.375% 9/18/37		425,000	381,438
7.5% 2/2/34		200,000	186,500
8% 4/20/33		160,000	155,760
TOTAL COLOMBIA			2,273,198
Costa Rica - 0.5%
Costa Rican Republic:
5.625% 4/30/43 (b)		425,000	337,875
6.125% 2/19/31 (b)		315,000	299,250
6.55% 4/3/34 (b)		245,000	232,873
7% 4/4/44 (b)		105,000	96,128
TOTAL COSTA RICA			966,126
Dominican Republic - 1.5%
Dominican Republic:
4.5% 1/30/30 (b)		515,000	435,433
4.875% 9/23/32 (b)		870,000	703,395
5.3% 1/21/41 (b)		200,000	145,200
5.875% 1/30/60 (b)		900,000	638,100
6% 7/19/28 (b)		250,000	236,250
6% 2/22/33 (b)		425,000	373,788
6.5% 2/15/48 (b)		200,000	158,800
6.85% 1/27/45 (b)		350,000	291,375
7.05% 2/3/31 (b)		150,000	143,700
TOTAL DOMINICAN REPUBLIC			3,126,041
Ecuador - 0.5%
Ecuador Republic:
2.5% 7/31/40 (b)(i)		250,000	83,625
3.5% 7/31/35 (b)(i)		1,280,256	485,217
6% 7/31/30 (b)(i)		925,630	468,832
TOTAL ECUADOR			1,037,674
Egypt - 0.8%
Arab Republic of Egypt:
7.0529% 1/15/32 (b)		665,000	375,725
7.5% 2/16/61 (b)		395,000	194,538
7.903% 2/21/48 (b)		865,000	437,906
8.5% 1/31/47 (b)		1,160,000	601,518
TOTAL EGYPT			1,609,687
El Salvador - 0.2%
El Salvador Republic 7.1246% 1/20/50 (b)		560,000	348,320
Gabon - 0.2%
Gabonese Republic:
6.95% 6/16/25 (b)		200,000	173,500
7% 11/24/31 (b)		390,000	273,975
TOTAL GABON			447,475
Ghana - 0.4%
Ghana Republic:
8.125% (b)(h)		500,000	219,375
8.627% (b)(h)		615,000	256,763
10.75% 10/14/30 (b)		475,000	295,688
TOTAL GHANA			771,826
Guatemala - 0.2%
Guatemalan Republic:
6.125% 6/1/50 (b)		350,000	278,250
6.6% 6/13/36 (b)		200,000	184,800
TOTAL GUATEMALA			463,050
Hungary - 0.4%
Hungarian Republic:
2.125% 9/22/31 (b)		300,000	215,819
3.125% 9/21/51 (b)		560,000	295,714
5.5% 6/16/34 (b)		95,000	84,540
6.25% 9/22/32 (b)		200,000	192,122
TOTAL HUNGARY			788,195
Indonesia - 0.6%
Indonesian Republic:
3.35% 3/12/71		470,000	269,254
3.5% 2/14/50		380,000	246,723
4.2% 10/15/50		600,000	439,350
8.5% 10/12/35 (b)		300,000	357,900
TOTAL INDONESIA			1,313,227
Ivory Coast - 0.4%
Ivory Coast:
5.875% 10/17/31 (b)	EUR	255,000	217,539
6.375% 3/3/28 (b)		635,000	588,963
TOTAL IVORY COAST			806,502
Jordan - 0.2%
Jordanian Kingdom:
5.85% 7/7/30 (b)		200,000	168,750
7.375% 10/10/47 (b)		280,000	211,050
TOTAL JORDAN			379,800
Kenya - 0.4%
Republic of Kenya:
6.3% 1/23/34 (b)		480,000	328,800
6.875% 6/24/24 (b)		275,000	263,656
7% 5/22/27 (b)		315,000	274,050
TOTAL KENYA			866,506
Lebanon - 0.2%
Lebanese Republic 6.375% (h)		7,090,000	426,534
Mexico - 0.9%
United Mexican States:
2.659% 5/24/31		400,000	311,400
3.25% 4/16/30		400,000	336,800
4.35% 1/15/47		850,000	573,325
4.75% 3/8/44		450,000	331,776
6.338% 5/4/53		200,000	173,300
6.35% 2/9/35		220,000	209,660
TOTAL MEXICO			1,936,261
Nigeria - 1.0%
Republic of Nigeria:
6.125% 9/28/28 (b)		325,000	264,063
6.5% 11/28/27 (b)		705,000	606,300
7.143% 2/23/30 (b)		850,000	681,063
7.625% 11/28/47 (b)		300,000	201,750
8.25% 9/28/51 (b)		200,000	139,750
8.375% 3/24/29 (b)		190,000	166,013
TOTAL NIGERIA			2,058,939
Oman - 1.2%
Sultanate of Oman:
5.625% 1/17/28 (b)		420,000	404,779
6% 8/1/29 (b)		285,000	276,450
6.25% 1/25/31 (b)		575,000	558,469
6.5% 3/8/47 (b)		1,275,000	1,106,063
7% 1/25/51 (b)		115,000	105,513
TOTAL OMAN			2,451,274
Pakistan - 0.3%
Islamic Republic of Pakistan:
6% 4/8/26 (b)		695,000	377,107
6.875% 12/5/27 (b)		560,000	292,432
TOTAL PAKISTAN			669,539
Panama - 0.8%
Panamanian Republic:
2.252% 9/29/32		485,000	327,860
3.16% 1/23/30		385,000	308,770
3.298% 1/19/33		190,000	139,460
3.87% 7/23/60		510,000	266,220
4.5% 5/15/47		405,000	260,213
6.4% 2/14/35		250,000	227,250
6.853% 3/28/54		200,000	170,600
TOTAL PANAMA			1,700,373
Paraguay - 0.3%
Republic of Paraguay:
2.739% 1/29/33 (b)		415,000	308,138
5.4% 3/30/50 (b)		415,000	310,213
5.6% 3/13/48 (b)		65,000	49,920
TOTAL PARAGUAY			668,271
Peru - 0.5%
Peruvian Republic:
2.783% 1/23/31		435,000	348,435
3% 1/15/34		260,000	196,170
3.3% 3/11/41		635,000	419,418
TOTAL PERU			964,023
Philippines - 0.4%
Philippine Republic:
2.65% 12/10/45		430,000	248,983
2.95% 5/5/45		320,000	196,058
5.5% 1/17/48		200,000	179,202
5.95% 10/13/47		225,000	214,040
TOTAL PHILIPPINES			838,283
Poland - 0.3%
Bank Gospodarstwa Krajowego:
5.375% 5/22/33 (b)		200,000	186,000
6.25% 10/31/28 (b)		200,000	202,250
Polish Government 5.5% 4/4/53		170,000	149,340
TOTAL POLAND			537,590
Qatar - 1.0%
State of Qatar:
4.4% 4/16/50 (b)		1,125,000	866,953
4.625% 6/2/46 (b)		600,000	488,438
4.817% 3/14/49 (b)		855,000	698,695
TOTAL QATAR			2,054,086
Romania - 0.5%
Romanian Republic:
3% 2/27/27 (b)		334,000	302,143
3.624% 5/26/30 (b)	EUR	135,000	122,930
3.625% 3/27/32 (b)		334,000	263,700
6.125% 1/22/44 (b)		400,000	344,120
TOTAL ROMANIA			1,032,893
Rwanda - 0.2%
Rwanda Republic 5.5% 8/9/31 (b)		470,000	354,850
Saudi Arabia - 0.3%
Kingdom of Saudi Arabia:
2.25% 2/2/33 (b)		445,000	334,306
3.45% 2/2/61 (b)		570,000	330,600
TOTAL SAUDI ARABIA			664,906
Senegal - 0.2%
Republic of Senegal:
6.25% 5/23/33 (b)		235,000	185,944
6.75% 3/13/48 (b)		200,000	132,500
TOTAL SENEGAL			318,444
Serbia - 0.3%
Republic of Serbia:
2.125% 12/1/30 (b)		620,000	453,728
6.25% 5/26/28 (b)		105,000	101,844
TOTAL SERBIA			555,572
South Africa - 0.6%
South African Republic:
4.85% 9/27/27		400,000	368,500
5% 10/12/46		155,000	93,775
5.65% 9/27/47		325,000	211,250
5.75% 9/30/49		795,000	516,750
TOTAL SOUTH AFRICA			1,190,275
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka:
6.2% (b)(h)		735,000	363,891
6.85% (b)(h)		695,000	355,903
7.55% (b)(h)		150,000	74,465
7.85% (b)(h)		210,000	103,895
TOTAL SRI LANKA			898,154
Turkey - 1.3%
Export Credit Bank of Turkey 9% 1/28/27 (b)		200,000	200,500
Turkish Republic:
4.875% 10/9/26		520,000	478,400
4.875% 4/16/43		1,055,000	639,594
5.125% 2/17/28		245,000	216,825
5.75% 5/11/47		405,000	263,756
6.125% 10/24/28		220,000	199,375
6.625% 2/17/45		15,000	11,063
9.125% 7/13/30		220,000	219,450
9.375% 3/14/29		495,000	503,663
TOTAL TURKEY			2,732,626
Ukraine - 0.7%
Ukraine Government:
6.876% 5/21/31 (b)		200,000	49,300
7.253% 3/15/35 (b)		380,000	95,570
7.375% 9/25/34 (b)		200,000	50,300
7.75% 9/1/25 (b)		830,000	253,150
7.75% 9/1/26 (b)		830,000	236,434
7.75% 9/1/27 (b)		345,000	97,980
7.75% 9/1/28 (b)		560,000	156,800
7.75% 9/1/29 (b)		400,000	111,200
7.75% 8/1/41 (b)(j)		775,000	319,416
TOTAL UKRAINE			1,370,150
United Arab Emirates - 0.4%
Emirate of Abu Dhabi 3.125% 9/30/49 (b)		410,000	250,869
Emirate of Dubai:
3.9% 9/9/50 (Reg. S)		650,000	416,000
5.25% 1/30/43 (Reg. S)		295,000	250,013
TOTAL UNITED ARAB EMIRATES			916,882
United States of America - 0.8%
U.S. Treasury Bills, yield at date of purchase 5.42% 1/11/24 (k)		40,000	39,582
U.S. Treasury Bonds:
2.875% 5/15/52		1,533,000	1,022,978
3.625% 2/15/53		399,000	310,908
U.S. Treasury Notes:
3.625% 3/31/30		147,000	136,515
4% 2/28/30		252,000	239,341
TOTAL UNITED STATES OF AMERICA			1,749,324
Uruguay - 0.3%
Uruguay Republic 5.1% 6/18/50		730,000	629,260
Uzbekistan - 0.2%
Republic of Uzbekistan:
3.7% 11/25/30 (b)		200,000	152,400
3.9% 10/19/31 (b)		240,000	180,120
TOTAL UZBEKISTAN			332,520
Venezuela - 0.6%
Venezuelan Republic 9.25% (h)		6,200,000	1,148,240
Zambia - 0.1%
Republic of Zambia:
8.5% (b)(h)		50,000	30,516
8.97% (b)(h)		370,000	224,428
TOTAL ZAMBIA			254,944
TOTAL GOVERNMENT OBLIGATIONS (Cost $67,424,317)			49,711,745

Preferred Securities - 1.0%
	Principal Amount (g)	Value ($)
Georgia - 0.3%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (j)(l)	700,000	719,228
Mexico - 0.4%
Banco Mercantil del Norte SA:
6.75% (b)(j)(l)	370,000	360,861
7.625% (b)(j)(l)	125,000	113,330
CEMEX S.A.B. de CV 5.125% (b)(j)(l)	400,000	371,185
TOTAL MEXICO		845,376
United Arab Emirates - 0.3%
DP World Salaam 6% (Reg. S) (j)(l)	600,000	597,592
TOTAL PREFERRED SECURITIES (Cost $2,358,078)		2,162,196

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (m)	2,631,726	2,632,253
Fidelity Securities Lending Cash Central Fund 5.40% (m)(n)	255,408	255,433
TOTAL MONEY MARKET FUNDS (Cost $2,887,389)		2,887,686

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $229,062,667)	206,098,001
NET OTHER ASSETS (LIABILITIES) - 0.6%	1,148,143
NET ASSETS - 100.0%	207,246,144

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	7	Dec 2023	321,720	1,153	1,153

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Currency Abbreviations
EUR	-	European Monetary Unit

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,156,787 or 30.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,771,024 or 0.9% of net assets.

(f)	Level 3 security
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Non-income producing - Security is in default.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $34,634.
(l)	Security is perpetual in nature with no stated maturity date.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(n)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ant International Co. Ltd. 3.55% 8/14/24	8/14/23	585,256

Creditas Financial Solutions Ltd. 5% 7/28/27	1/28/22 - 7/28/23	506,964

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	169,898

Gupshup, Inc.	6/08/21	192,273

Jumo World Holding Ltd.	9/06/23	30,055

Meesho Series F	9/21/21	544,986

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	8,147,400	118,099,822	123,614,969	281,146	-	-	2,632,253	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	421,999	7,480,353	7,646,919	3,815	-	-	255,433	0.0%
Total	8,569,399	125,580,175	131,261,888	284,961	-	-	2,887,686

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,571,532	2,122,504	7,487,452	961,576
Consumer Discretionary	18,205,861	6,435,909	11,307,719	462,233
Consumer Staples	7,694,525	2,170,223	4,717,900	806,402
Energy	5,690,544	1,998,120	3,173,721	518,703
Financials	26,899,228	11,849,761	14,345,335	704,132
Health Care	4,645,630	1,044,370	3,530,804	70,456
Industrials	6,339,213	2,393,086	3,946,127	-
Information Technology	23,023,657	1,694,190	21,224,354	105,113
Materials	9,305,532	4,936,395	4,367,161	1,976
Real Estate	1,814,839	665,017	1,149,062	760
Utilities	3,320,776	953,972	2,366,804	-

Corporate Bonds	33,825,037	-	32,535,976	1,289,061

Government Obligations	49,711,745	-	49,711,745	-

Preferred Securities	2,162,196	-	2,162,196	-

Money Market Funds	2,887,686	2,887,686	-	-
Total Investments in Securities:	206,098,001	39,151,233	162,026,356	4,920,412
Derivative Instruments: Assets
Futures Contracts	1,153	1,153	-	-
Total Assets	1,153	1,153	-	-
Total Derivative Instruments:	1,153	1,153	-	-

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$2,348,844
Net Realized Gain (Loss) on Investment Securities	(791,838)
Net Unrealized Gain (Loss) on Investment Securities	3,447,478
Cost of Purchases	1,321,791
Proceeds of Sales	(1,405,863)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$4,920,412
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$2,494,526

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,153	0
Total Equity Risk	1,153	0
Total Value of Derivatives	1,153	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Total Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $242,416) - See accompanying schedule:
Unaffiliated issuers (cost $226,175,278)	$203,210,315
Fidelity Central Funds (cost $2,887,389)	2,887,686

Total Investment in Securities (cost $229,062,667)		$206,098,001
Cash		365,880
Foreign currency held at value (cost $701)		701
Receivable for investments sold		914,278
Receivable for fund shares sold		32,638
Dividends receivable		173,077
Interest receivable		1,706,519
Distributions receivable from Fidelity Central Funds		14,421
Prepaid expenses		324
Other receivables		102,607
Total assets		209,408,446
Liabilities
Payable for investments purchased
Regular delivery	$762,034
Delayed delivery	5,601
Payable for fund shares redeemed	456,230
Accrued management fee	136,048
Distribution and service plan fees payable	18,847
Payable for daily variation margin on futures contracts	4,566
Other affiliated payables	43,449
Deferred taxes	365,449
Other payables and accrued expenses	114,645
Collateral on securities loaned	255,433
Total Liabilities		2,162,302
Net Assets		$207,246,144
Net Assets consist of:
Paid in capital		$260,843,262
Total accumulated earnings (loss)		(53,597,118)
Net Assets		$207,246,144

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($29,937,806 ÷ 2,703,770 shares)(a)		$11.07
Maximum offering price per share (100/94.25 of $11.07)		$11.75
Class M :
Net Asset Value and redemption price per share ($6,477,044 ÷ 586,133 shares)(a)		$11.05
Maximum offering price per share (100/96.50 of $11.05)		$11.45
Class C :
Net Asset Value and offering price per share ($11,349,410 ÷ 1,032,637 shares)(a)		$10.99
Total Emerging Markets :
Net Asset Value, offering price and redemption price per share ($79,639,732 ÷ 7,169,339 shares)		$11.11
Class I :
Net Asset Value, offering price and redemption price per share ($68,873,588 ÷ 6,207,553 shares)		$11.10
Class Z :
Net Asset Value, offering price and redemption price per share ($10,968,564 ÷ 990,760 shares)		$11.07
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$4,489,730
Interest		6,738,114
Income from Fidelity Central Funds (including $3,815 from security lending)		284,961
Income before foreign taxes withheld		$11,512,805
Less foreign taxes withheld		(389,101)
Total Income		11,123,704
Expenses
Management fee	$1,875,906
Transfer agent fees	459,265
Distribution and service plan fees	248,485
Accounting fees	114,259
Custodian fees and expenses	169,833
Independent trustees' fees and expenses	1,592
Registration fees	87,794
Audit	130,440
Legal	1,749
Miscellaneous	1,125
Total expenses before reductions	3,090,448
Expense reductions	(12,815)
Total expenses after reductions		3,077,633
Net Investment income (loss)		8,046,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $272,577)	(2,454,137)
Foreign currency transactions	(275,005)
Futures contracts	(56,530)
Total net realized gain (loss)		(2,785,672)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $62,265)	27,079,539
Assets and liabilities in foreign currencies	56,734
Futures contracts	1,153
Total change in net unrealized appreciation (depreciation)		27,137,426
Net gain (loss)		24,351,754
Net increase (decrease) in net assets resulting from operations		$32,397,825
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,046,071	$10,825,203
Net realized gain (loss)	(2,785,672)	(12,640,549)
Change in net unrealized appreciation (depreciation)	27,137,426	(173,003,840)
Net increase (decrease) in net assets resulting from operations	32,397,825	(174,819,186)
Distributions to shareholders	(7,044,986)	(11,768,448)

Share transactions - net increase (decrease)	(70,365,479)	(182,422,186)
Total increase (decrease) in net assets	(45,012,640)	(369,009,820)

Net Assets
Beginning of period	252,258,784	621,268,604
End of period	$207,246,144	$252,258,784

Financial Highlights
Fidelity Advisor® Total Emerging Markets Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.09	$15.26	$13.55	$12.80	$11.53
Income from Investment Operations
Net investment income (loss) A,B	.36	.28	.20	.19	.37 C
Net realized and unrealized gain (loss)	.91	(5.19)	1.67	.89	1.14
Total from investment operations	1.27	(4.91)	1.87	1.08	1.51
Distributions from net investment income	(.29)	(.26)	(.16)	(.33)	(.24)
Total distributions	(.29)	(.26)	(.16)	(.33)	(.24)
Net asset value, end of period	$11.07	$10.09	$15.26	$13.55	$12.80
Total Return D,E	12.57%	(32.69)%	13.78%	8.54%	13.38%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.45%	1.39%	1.36%	1.40%	1.39%
Expenses net of fee waivers, if any	1.44%	1.39%	1.36%	1.39%	1.39%
Expenses net of all reductions	1.44%	1.39%	1.36%	1.37%	1.39%
Net investment income (loss)	3.16%	2.21%	1.26%	1.49%	3.02% C
Supplemental Data
Net assets, end of period (000 omitted)	$29,938	$28,302	$46,981	$37,022	$39,958
Portfolio turnover rate H	33%	67%	58%	58%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.37%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.07	$15.23	$13.52	$12.78	$11.51
Income from Investment Operations
Net investment income (loss) A,B	.33	.24	.15	.15	.33 C
Net realized and unrealized gain (loss)	.91	(5.19)	1.67	.88	1.15
Total from investment operations	1.24	(4.95)	1.82	1.03	1.48
Distributions from net investment income	(.26)	(.21)	(.11)	(.29)	(.21)
Total distributions	(.26)	(.21)	(.11)	(.29)	(.21)
Net asset value, end of period	$11.05	$10.07	$15.23	$13.52	$12.78
Total Return D,E	12.26%	(32.92)%	13.47%	8.16%	13.05%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.74%	1.69%	1.66%	1.71%	1.72%
Expenses net of fee waivers, if any	1.74%	1.69%	1.66%	1.71%	1.71%
Expenses net of all reductions	1.73%	1.69%	1.66%	1.69%	1.71%
Net investment income (loss)	2.87%	1.90%	.96%	1.17%	2.69% C
Supplemental Data
Net assets, end of period (000 omitted)	$6,477	$6,237	$9,530	$7,885	$8,841
Portfolio turnover rate H	33%	67%	58%	58%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.04%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.00	$15.09	$13.41	$12.66	$11.40
Income from Investment Operations
Net investment income (loss) A,B	.27	.18	.08	.09	.28 C
Net realized and unrealized gain (loss)	.90	(5.15)	1.65	.89	1.13
Total from investment operations	1.17	(4.97)	1.73	.98	1.41
Distributions from net investment income	(.18)	(.12)	(.05)	(.23)	(.15)
Total distributions	(.18)	(.12)	(.05)	(.23)	(.15)
Net asset value, end of period	$10.99	$10.00	$15.09	$13.41	$12.66
Total Return D,E	11.68%	(33.17)%	12.89%	7.83%	12.54%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.19%	2.14%	2.11%	2.14%	2.14%
Expenses net of fee waivers, if any	2.19%	2.13%	2.11%	2.14%	2.14%
Expenses net of all reductions	2.19%	2.13%	2.11%	2.12%	2.13%
Net investment income (loss)	2.41%	1.46%	.51%	.74%	2.27% C
Supplemental Data
Net assets, end of period (000 omitted)	$11,349	$13,469	$27,673	$28,884	$35,545
Portfolio turnover rate H	33%	67%	58%	58%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.62%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Total Emerging Markets Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.12	$15.31	$13.59	$12.84	$11.56
Income from Investment Operations
Net investment income (loss) A,B	.39	.32	.24	.22	.40 C
Net realized and unrealized gain (loss)	.91	(5.21)	1.67	.90	1.16
Total from investment operations	1.30	(4.89)	1.91	1.12	1.56
Distributions from net investment income	(.31)	(.30)	(.19)	(.37)	(.28)
Total distributions	(.31)	(.30)	(.19)	(.37)	(.28)
Net asset value, end of period	$11.11	$10.12	$15.31	$13.59	$12.84
Total Return D	12.86%	(32.52)%	14.06%	8.79%	13.80%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.20%	1.12%	1.11%	1.16%	1.14%
Expenses net of fee waivers, if any	1.19%	1.11%	1.11%	1.15%	1.14%
Expenses net of all reductions	1.19%	1.11%	1.11%	1.14%	1.14%
Net investment income (loss)	3.41%	2.48%	1.51%	1.73%	3.27% C
Supplemental Data
Net assets, end of period (000 omitted)	$79,640	$91,615	$259,331	$205,009	$199,708
Portfolio turnover rate G	33%	67%	58%	58%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.62%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.11	$15.29	$13.57	$12.82	$11.55
Income from Investment Operations
Net investment income (loss) A,B	.39	.32	.24	.22	.41 C
Net realized and unrealized gain (loss)	.92	(5.20)	1.67	.90	1.14
Total from investment operations	1.31	(4.88)	1.91	1.12	1.55
Distributions from net investment income	(.32)	(.30)	(.19)	(.37)	(.28)
Total distributions	(.32)	(.30)	(.19)	(.37)	(.28)
Net asset value, end of period	$11.10	$10.11	$15.29	$13.57	$12.82
Total Return D	12.96%	(32.50)%	14.10%	8.85%	13.77%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.16%	1.10%	1.09%	1.11%	1.11%
Expenses net of fee waivers, if any	1.15%	1.10%	1.08%	1.10%	1.10%
Expenses net of all reductions	1.15%	1.10%	1.08%	1.09%	1.10%
Net investment income (loss)	3.45%	2.49%	1.54%	1.78%	3.30% C
Supplemental Data
Net assets, end of period (000 omitted)	$68,874	$98,727	$209,635	$232,450	$372,286
Portfolio turnover rate G	33%	67%	58%	58%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.65%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.09	$15.26	$13.55	$12.80	$11.55
Income from Investment Operations
Net investment income (loss) A,B	.41	.34	.26	.24	.43 C
Net realized and unrealized gain (loss)	.91	(5.19)	1.66	.90	1.13
Total from investment operations	1.32	(4.85)	1.92	1.14	1.56
Distributions from net investment income	(.34)	(.32)	(.21)	(.39)	(.31)
Total distributions	(.34)	(.32)	(.21)	(.39)	(.31)
Net asset value, end of period	$11.07	$10.09	$15.26	$13.55	$12.80
Total Return D	13.04%	(32.40)%	14.21%	9.03%	13.85%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.03%	.97%	.96%	.98%	.98%
Expenses net of fee waivers, if any	1.02%	.97%	.96%	.98%	.97%
Expenses net of all reductions	1.02%	.97%	.96%	.96%	.97%
Net investment income (loss)	3.58%	2.62%	1.66%	1.91%	3.43% C
Supplemental Data
Net assets, end of period (000 omitted)	$10,969	$13,909	$68,119	$56,395	$61,175
Portfolio turnover rate G	33%	67%	58%	58%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.79%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency, preferred securities, and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$3,631,351	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.5 - 3.3 / 3.1	Increase
		Market approach	Transaction price	$13.75 - $15.25 / $14.50	Increase
			Discount rate	20.0% - 50.0% / 20.8%	Decrease
		Indicative market price	Bid price	$65.00	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.9%	Increase
			Volatility	60.0%	Increase
			Term	3.0	Increase
Corporate Bonds	$1,289,061	Market comparable	Enterprise value/Revenue multiple (EV/R)	6.0	Increase
		Indicative market price	Evaluated bid	$100.01	Increase
		Discounted cash flow	Discount rate	4.3%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,012,531
Gross unrealized depreciation	(56,312,184)
Net unrealized appreciation (depreciation)	$(25,299,653)
Tax Cost	$231,397,654

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,369,562
Capital loss carryforward	$(33,275,951)
Net unrealized appreciation (depreciation) on securities and other investments	$(25,325,282)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(32,318,283)
Long-term	(957,668)
Total capital loss carryforward	$(33,275,951)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$7,044,986	$ 11,768,448

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Emerging Markets Fund	75,439,968	141,133,766
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$78,482	$911
Class M	.25%	.25%	34,362	104
Class C	.75%	.25%	135,641	10,256
			$248,485	$11,271

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,521
Class M	817
Class CA	147
$12,485

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$67,260.21
Class M	17,543.26
Class C	27,759.20
Total Emerging Markets	196,801.21
Class I	144,375.17
Class Z	5,527.04
	$459,265

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
Total Emerging Markets	0.2000%
Class I	0.1693%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total Emerging Markets Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Total Emerging Markets Fund	0.0471%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total Emerging Markets Fund	$630

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below. During the period, there were no interfund trades.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total Emerging Markets Fund	854,041	3,320,149	(168,243)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Total Emerging Markets Fund	$452
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total Emerging Markets Fund	$398	$-	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$287

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,528.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Total Emerging Markets Fund
Distributions to shareholders
Class A	$794,178	$783,324
Class M	155,913	128,984
Class C	234,768	226,893
Total Emerging Markets	2,687,846	5,176,420
Class I	2,776,747	4,027,359
Class Z	395,534	1,425,468
Total	$7,044,986	$11,768,448

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Total Emerging Markets Fund
Class A
Shares sold	451,041	539,278	$5,132,208	$6,972,605
Reinvestment of distributions	71,386	54,325	792,381	781,197
Shares redeemed	(623,211)	(867,088)	(7,049,102)	(10,923,910)
Net increase (decrease)	(100,784)	(273,485)	$(1,124,513)	$(3,170,108)
Class M
Shares sold	28,227	68,332	$321,892	$870,856
Reinvestment of distributions	14,022	8,958	155,787	128,908
Shares redeemed	(75,454)	(83,685)	(856,020)	(1,103,957)
Net increase (decrease)	(33,205)	(6,395)	$(378,341)	$(104,193)
Class C
Shares sold	104,348	172,996	$1,182,359	$2,372,908
Reinvestment of distributions	21,155	15,806	234,608	226,656
Shares redeemed	(440,401)	(675,110)	(4,961,807)	(8,531,245)
Net increase (decrease)	(314,898)	(486,308)	$(3,544,840)	$(5,931,681)
Total Emerging Markets
Shares sold	563,824	20,327,420	$6,430,664	$276,182,533
Reinvestment of distributions	206,717	196,824	2,296,623	2,832,302
Shares redeemed	(2,655,457)	(28,410,344)	(30,066,472)	(367,959,039)
Net increase (decrease)	(1,884,916)	(7,886,100)	$(21,339,185)	$(88,944,204)
Class I
Shares sold	918,341	1,916,908	$10,406,208	$24,629,924
Reinvestment of distributions	246,056	276,622	2,728,758	3,975,058
Shares redeemed	(4,721,988)	(6,138,529)	(53,094,986)	(76,056,229)
Net increase (decrease)	(3,557,591)	(3,944,999)	$(39,960,020)	$(47,451,247)
Class Z
Shares sold	923,752	486,703	$10,820,507	$6,448,746
Reinvestment of distributions	25,674	72,407	283,693	1,036,865
Shares redeemed	(1,337,270)	(3,644,178)	(15,122,780)	(44,306,364)
Net increase (decrease)	(387,844)	(3,085,068)	$(4,018,580)	$(36,820,753)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund (two of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Emerging Markets Discovery Fund
Class A	1.42%
Actual		$ 1,000	$ 987.20	$ 7.11
Hypothetical-B		$ 1,000	$ 1,018.05	$ 7.22
Class M	1.68%
Actual		$ 1,000	$ 985.90	$ 8.41
Hypothetical-B		$ 1,000	$ 1,016.74	$ 8.54
Class C	2.19%
Actual		$ 1,000	$ 983.40	$ 10.95
Hypothetical-B		$ 1,000	$ 1,014.17	$ 11.12
Fidelity® Emerging Markets Discovery Fund	1.15%
Actual		$ 1,000	$ 988.60	$ 5.76
Hypothetical-B		$ 1,000	$ 1,019.41	$ 5.85
Class I	1.12%
Actual		$ 1,000	$ 988.70	$ 5.61
Hypothetical-B		$ 1,000	$ 1,019.56	$ 5.70
Class Z	.99%
Actual		$ 1,000	$ 989.30	$ 4.96
Hypothetical-B		$ 1,000	$ 1,020.21	$ 5.04
Fidelity® Total Emerging Markets Fund
Class A	1.45%
Actual		$ 1,000	$ 977.10	$ 7.23
Hypothetical-B		$ 1,000	$ 1,017.90	$ 7.38
Class M	1.74%
Actual		$ 1,000	$ 975.30	$ 8.66
Hypothetical-B		$ 1,000	$ 1,016.43	$ 8.84
Class C	2.19%
Actual		$ 1,000	$ 973.40	$ 10.89
Hypothetical-B		$ 1,000	$ 1,014.17	$ 11.12
Fidelity® Total Emerging Markets Fund	1.20%
Actual		$ 1,000	$ 978.00	$ 5.98
Hypothetical-B		$ 1,000	$ 1,019.16	$ 6.11
Class I	1.16%
Actual		$ 1,000	$ 978.80	$ 5.79
Hypothetical-B		$ 1,000	$ 1,019.36	$ 5.90
Class Z	1.03%
Actual		$ 1,000	$ 978.80	$ 5.14
Hypothetical-B		$ 1,000	$ 1,020.01	$ 5.24

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Emerging Markets Discovery Fund	$179,038
Fidelity Total Emerging Markets Fund	$2,925,102
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Emerging Markets Discovery Fund
December 09, 2022	96.87%	100.00%	100.00%	83.51%	79.67%	77.38%
December 28, 2022	89.79%	89.79%	89.79%	89.79%	89.79%	89.79%
Fidelity Total Emerging Markets Fund
December 2022	57.06%	62.94%	82.53%	53.72%	52.46%	50.48%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/12/2022	$0.2490	$0.0602
Class A	12/29/2022	$0.0000	$0.0000
Class M	12/12/2022	$0.2062	$0.0602
Class M	12/29/2022	$0.0000	$0.0000
Class C	12/12/2022	$0.1316	$0.0602
Class C	12/29/2022	$0.0000	$0.0000
Emerging Markets Discovery	12/12/2022	$0.2888	$0.0602
Emerging Markets Discovery	12/29/2022	$0.0000	$0.0000
Class I	12/12/2022	$0.3028	$0.0602
Class I	12/29/2022	$0.0000	$0.0000
Class Z	12/12/2022	$0.3117	$0.0602
Class Z	12/29/2022	$0.0000	$0.0000
Fidelity Total Emerging Markets Fund
Class A	12/12/2022	$0.3532	$0.0642
Class M	12/12/2022	$0.3202	$0.0642
Class C	12/12/2022	$0.2442	$0.0642
Total Emerging Markets	12/12/2022	$0.3752	$0.0642
Class I	12/12/2022	$0.3842	$0.0642
Class Z	12/12/2022	$0.3992	$0.0642
The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees) of each fund; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group), as applicable. The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Fidelity Total Emerging Markets Fund underperformed its benchmark for the one-, three- and five-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio of the retail class, the Board considered each fund's management fee rate as well as other fund or class expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps ) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of each fund relative to funds and classes in the mapped group that have a similar sales load structure of each fund or representative class, as applicable (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund or class, as applicable (referred to as the "total expense asset size peer group). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.60%, 1.85%, 2.35%, 1.35%, 1.20%, and 1.35% through February 29, 2024.
The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.55%, 1.80%, 2.30%, 1.30%, 1.15%, and 1.30% through February 29, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.931237.111
EMD-TEK-ANN-1223
Fidelity® Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge)	6.44%	-18.91%
Class M (incl. 3.50% sales charge)	8.71%	-17.99%
Class C (incl. contingent deferred sales charge)	10.96%	-16.72%
Fidelity® Sustainable Emerging Markets Equity Fund	13.11%	-15.85%
Class I	13.11%	-15.85%
Class Z	13.42%	-15.72%

A   From February 10, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainable Emerging Markets Equity Fund, a class of the fund, on February 10, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager John Chow:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 12% to 13%, versus 10.84% for the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, stock picks in Emerging Asia and an underweight in emerging Europe, the Middle East & Africa - Saudi Arabia in particular - contributed to the fund's performance versus the benchmark. By sector, the biggest relative contributor was security selection in consumer discretionary. Stock picks and an underweight among industrials firms, primarily within the capital goods industry, also boosted relative performance. Further contributing to the portfolio's relative result was smaller-than-benchmark exposure to utilities. The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+43%), the fund's top holding on October 31. A second notable relative contributor was an outsized stake in NetEase (+94%), one of the portfolio's largest holdings this period. An overweight in PDD (+81%) also helped. The stock was another of the fund's more sizable holdings at period end. In contrast, on a regional basis, security selection in Latin America, primarily in Brazil, in addition to Asia Pacific ex Japan, detracted from the portfolio's relative return. By sector, the biggest detractor from performance versus the benchmark was picks among financials companies, especially banks. Investment choices in the multi-sector category and energy further pressured performance. The largest individual relative detractor was an overweight in Localiza Rent A Car (-25%), followed by our non-benchmark stake in Sea Limited (-45%). A stake in Impala Platinum Holdings returned -58% and notably hurt as well. The stock was not held at period end. Notable changes in positioning include lower allocations to equity markets in Indonesia and South Africa. By sector, meaningful shifts include decreased exposure to the multi-sector category and materials stocks.
Note to shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	8.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	6.3
Tencent Holdings Ltd. (China, Interactive Media & Services)	5.3
Alibaba Group Holding Ltd. (China, Broadline Retail)	4.4
PDD Holdings, Inc. ADR (China, Broadline Retail)	2.9
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	2.0
New Oriental Education & Technology Group, Inc. sponsored ADR (China, Diversified Consumer Services)	1.9
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	1.8
China Construction Bank Corp. (H Shares) (China, Banks)	1.8
NetEase, Inc. ADR (China, Entertainment)	1.6
36.4

Market Sectors (% of Fund's net assets)

Information Technology	23.5
Financials	22.6
Consumer Discretionary	17.8
Communication Services	11.3
Industrials	4.8
Consumer Staples	4.7
Health Care	4.6
Materials	3.6
Energy	2.2
Utilities	1.4
Real Estate	0.8

Asset Allocation (% of Fund's net assets)

Futures - 1.1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.9%
	Shares	Value ($)
Brazil - 4.3%
Banco BTG Pactual SA unit	7,843	46,046
Banco do Brasil SA	2,923	28,031
Hapvida Participacoes e Investimentos SA (a)(b)	49,351	36,119
Localiza Rent a Car SA	3,277	33,064
Localiza Rent a Car SA rights 11/10/23 (a)	23	32
Raia Drogasil SA	6,765	34,618
TOTAL BRAZIL		177,910
China - 32.9%
Alibaba Group Holding Ltd. (a)	15,141	155,878
Alibaba Group Holding Ltd. sponsored ADR (a)	299	24,679
Baidu, Inc. sponsored ADR (a)	120	12,600
BeiGene Ltd. ADR (a)	54	10,059
BYD Co. Ltd. (H Shares)	1,141	34,698
China Construction Bank Corp. (H Shares)	127,867	72,316
China Life Insurance Co. Ltd. (H Shares)	25,332	34,310
China Merchants Bank Co. Ltd. (H Shares)	1,859	7,052
ENN Energy Holdings Ltd.	1,424	10,787
Flat Glass Group Co. Ltd.	9,453	16,976
Haier Smart Home Co. Ltd.	7,462	21,284
Innovent Biologics, Inc. (a)(b)	3,789	22,329
JD.com, Inc. sponsored ADR	1,107	28,140
Kweichow Moutai Co. Ltd. (A Shares)	94	21,653
Li Auto, Inc. ADR (a)	718	24,276
Meituan Class B (a)(b)	4,521	64,085
NetEase, Inc. ADR	602	64,366
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,226	80,291
PDD Holdings, Inc. ADR (a)	1,193	120,994
Ping An Insurance Group Co. of China Ltd. (H Shares)	9,685	49,127
Qingdao Port International Co. Ltd. (H Shares) (b)	15,963	7,974
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	1,439	56,255
Shenzhou International Group Holdings Ltd.	1,032	10,137
Sinotruk Hong Kong Ltd.	27,293	51,406
Tencent Holdings Ltd.	5,924	219,240
Trip.com Group Ltd. ADR (a)	1,629	55,386
Will Semiconductor Ltd.	700	10,563
Wuliangye Yibin Co. Ltd. (A Shares)	615	13,112
WuXi AppTec Co. Ltd. (H Shares) (b)	1,178	14,155
Wuxi Biologics (Cayman), Inc. (a)(b)	4,154	25,829
Zijin Mining Group Co. Ltd. (H Shares)	12,243	18,939
TOTAL CHINA		1,358,896
Greece - 0.5%
OPAP SA	1,239	20,976
Hungary - 0.7%
Richter Gedeon PLC	1,273	29,848
India - 14.2%
Axis Bank Ltd.	3,696	43,599
Bharti Airtel Ltd.	3,969	43,577
HDFC Bank Ltd.	2,280	40,446
HDFC Bank Ltd. sponsored ADR	720	40,716
HDFC Standard Life Insurance Co. Ltd. (b)	6,063	45,027
Hindustan Unilever Ltd.	576	17,185
ICICI Bank Ltd.	4,291	47,195
Infosys Ltd. sponsored ADR	1,672	27,454
Larsen & Toubro Ltd.	1,711	60,194
NTPC Ltd.	15,474	43,827
Reliance Industries Ltd.	793	21,799
Reliance Industries Ltd. GDR (b)	813	44,390
SRF Ltd.	1,249	32,925
Tata Consultancy Services Ltd.	311	12,587
Tata Steel Ltd.	10,888	15,532
Ultratech Cement Ltd.	506	51,194
TOTAL INDIA		587,647
Indonesia - 3.0%
PT Bank Central Asia Tbk	94,417	52,016
PT Bank Mandiri (Persero) Tbk	62,630	22,375
PT Bank Negara Indonesia (Persero) Tbk	36,353	10,971
PT Bank Rakyat Indonesia (Persero) Tbk	79,085	24,729
PT Telkom Indonesia Persero Tbk	61,336	13,446
TOTAL INDONESIA		123,537
Korea (South) - 13.5%
AMOREPACIFIC Corp.	233	21,838
Hansol Chemical Co. Ltd.	73	8,134
Hyundai Marine & Fire Insurance Co. Ltd.	322	7,500
Hyundai Mipo Dockyard Co. Ltd. (a)	40	2,058
Hyundai Motor Co. Ltd.	478	60,131
JYP Entertainment Corp.	315	23,942
KB Financial Group, Inc.	659	25,083
LG Chemical Ltd.	23	7,527
LG Corp.	170	9,716
LG Innotek Co. Ltd.	53	8,784
NAVER Corp.	292	40,762
Samsung Electronics Co. Ltd.	5,255	261,179
SK Hynix, Inc.	931	80,730
TOTAL KOREA (SOUTH)		557,384
Mexico - 4.2%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	834	26,221
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	180	20,414
Grupo Aeroportuario Norte S.A.B. de CV	1,142	8,718
Grupo Financiero Banorte S.A.B. de CV Series O	9,076	73,659
Wal-Mart de Mexico SA de CV Series V	12,360	44,239
TOTAL MEXICO		173,251
Peru - 0.4%
Credicorp Ltd. (United States)	140	17,494
Philippines - 0.2%
Ayala Land, Inc.	18,490	9,076
Saudi Arabia - 1.5%
Al Rajhi Bank	1,861	33,285
The Saudi National Bank	3,123	27,929
TOTAL SAUDI ARABIA		61,214
Singapore - 0.3%
Sea Ltd. ADR (a)	261	10,884
South Africa - 3.1%
Absa Group Ltd.	2,836	25,856
Bid Corp. Ltd.	1,081	22,933
Capitec Bank Holdings Ltd.	165	14,651
FirstRand Ltd.	2,494	8,222
MTN Group Ltd.	1,211	5,912
Naspers Ltd. Class N	214	33,406
Standard Bank Group Ltd.	1,837	18,027
TOTAL SOUTH AFRICA		129,007
Taiwan - 16.0%
Alchip Technologies Ltd.	654	53,597
Chailease Holding Co. Ltd.	7,753	42,024
E Ink Holdings, Inc.	1,333	6,930
E.SUN Financial Holdings Co. Ltd.	13,271	9,771
eMemory Technology, Inc.	616	38,564
HIWIN Technologies Corp.	4,400	26,644
International Games Systems Co. Ltd.	1,589	30,604
King Yuan Electronics Co. Ltd.	9,916	23,475
MediaTek, Inc.	1,038	27,070
Realtek Semiconductor Corp.	757	9,427
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,031	347,918
Unimicron Technology Corp.	2,941	13,107
Yageo Corp.	1,870	30,464
TOTAL TAIWAN		659,595
Thailand - 1.1%
Bangkok Bank PCL (For. Reg.)	2,640	11,505
PTT Exploration and Production PCL (For. Reg.)	5,514	25,042
SCB X PCL (For. Reg.)	3,661	9,982
TOTAL THAILAND		46,529
TOTAL COMMON STOCKS (Cost $4,082,755)		3,963,248

Nonconvertible Preferred Stocks - 1.4%
	Shares	Value ($)
Brazil - 1.4%
Banco Bradesco SA (PN)	2,888	8,014
Gerdau SA	2,613	11,283
Itau Unibanco Holding SA	7,214	38,375

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $58,247)		57,672

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c) (Cost $151,488)	151,458	151,488

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $4,292,490)	4,172,408
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(40,902)
NET ASSETS - 100.0%	4,131,506

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	1	Dec 2023	45,960	(167)	(167)

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $259,908 or 6.3% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	102,935	3,304,336	3,255,783	12,165	-	-	151,488	0.0%
Total	102,935	3,304,336	3,255,783	12,165	-	-	151,488

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	465,333	93,762	371,571	-
Consumer Discretionary	734,361	388,148	346,213	-
Consumer Staples	195,992	122,204	73,788	-
Energy	91,231	44,390	46,841	-
Financials	935,333	380,305	555,028	-
Health Care	194,594	76,026	118,568	-
Industrials	199,806	41,814	157,992	-
Information Technology	968,825	375,372	593,453	-
Materials	145,534	11,283	134,251	-
Real Estate	35,297	26,221	9,076	-
Utilities	54,614	-	54,614	-

Money Market Funds	151,488	151,488	-	-
Total Investments in Securities:	4,172,408	1,711,013	2,461,395	-
Derivative Instruments: Liabilities
Futures Contracts	(167)	(167)	-	-
Total Liabilities	(167)	(167)	-	-
Total Derivative Instruments:	(167)	(167)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(167)
Total Equity Risk	0	(167)
Total Value of Derivatives	0	(167)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $4,141,002)	$4,020,920
Fidelity Central Funds (cost $151,488)	151,488

Total Investment in Securities (cost $4,292,490)		$4,172,408
Segregated cash with brokers for derivative instruments		3,494
Foreign currency held at value (cost $4,872)		4,870
Receivable for investments sold		48,681
Receivable for fund shares sold		171
Dividends receivable		3,447
Distributions receivable from Fidelity Central Funds		842
Prepaid expenses		6
Receivable from investment adviser for expense reductions		10,097
Other receivables		151
Total assets		4,244,167
Liabilities
Payable for investments purchased	$33,427
Payable for fund shares redeemed	3
Accrued management fee	2,797
Distribution and service plan fees payable	283
Payable for daily variation margin on futures contracts	305
Other affiliated payables	986
Audit fee payable	57,247
Custody fee payable	11,319
Other payables and accrued expenses	6,294
Total Liabilities		112,661
Net Assets		$4,131,506
Net Assets consist of:
Paid in capital		$5,034,256
Total accumulated earnings (loss)		(902,750)
Net Assets		$4,131,506

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($223,871 ÷ 30,420 shares)(a)		$7.36
Maximum offering price per share (100/94.25 of $7.36)		$7.81
Class M :
Net Asset Value and redemption price per share ($184,236 ÷ 25,070 shares)(a)		$7.35
Maximum offering price per share (100/96.50 of $7.35)		$7.62
Class C :
Net Asset Value and offering price per share ($184,901 ÷ 25,316 shares)(a)		$7.30
Fidelity Sustainable Emerging Markets Equity Fund :
Net Asset Value, offering price and redemption price per share ($2,946,852 ÷ 399,452 shares)		$7.38
Class I :
Net Asset Value, offering price and redemption price per share ($201,256 ÷ 27,276 shares)		$7.38
Class Z :
Net Asset Value, offering price and redemption price per share ($390,390 ÷ 52,768 shares)		$7.40
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$102,850
Non-Cash dividends		11,645
Income from Fidelity Central Funds		12,165
Income before foreign taxes withheld		$126,660
Less foreign taxes withheld		(13,314)
Total Income		113,346
Expenses
Management fee
Basic fee	$34,611
Performance adjustment	(137)
Transfer agent fees	9,420
Distribution and service plan fees	3,545
Accounting fees and expenses	2,225
Custodian fees and expenses	42,671
Independent trustees' fees and expenses	22
Registration fees	102,388
Audit	81,881
Legal	4
Miscellaneous	16
Total expenses before reductions	276,646
Expense reductions	(218,552)
Total expenses after reductions		58,094
Net Investment income (loss)		55,252
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,487)	(405,000)
Foreign currency transactions	(4,604)
Futures contracts	(5,550)
Total net realized gain (loss)		(415,154)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $4,672)	636,522
Assets and liabilities in foreign currencies	(14)
Futures contracts	(167)
Total change in net unrealized appreciation (depreciation)		636,341
Net gain (loss)		221,187
Net increase (decrease) in net assets resulting from operations		$276,439
Statement of Changes in Net Assets

	Year ended October 31, 2023	For the period February 10, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$55,252	$14,880
Net realized gain (loss)	(415,154)	(409,178)
Change in net unrealized appreciation (depreciation)	636,341	(761,262)
Net increase (decrease) in net assets resulting from operations	276,439	(1,155,560)
Distributions to shareholders	(23,630)	-

Share transactions - net increase (decrease)	866,372	4,167,885
Total increase (decrease) in net assets	1,119,181	3,012,325

Net Assets
Beginning of period	3,012,325	-
End of period	$4,131,506	$3,012,325

Financial Highlights
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class A

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$6.55	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08	.03
Net realized and unrealized gain (loss)	.77	(3.48)
Total from investment operations	.85	(3.45)
Distributions from net investment income	(.04)	-
Total distributions	(.04)	-
Net asset value, end of period	$7.36	$6.55
Total Return D,E,F	12.93%	(34.50)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	6.44%	8.77% I,J
Expenses net of fee waivers, if any	1.49%	1.57% I
Expenses net of all reductions	1.48%	1.56% I
Net investment income (loss)	1.06%	.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$224	$164
Portfolio turnover rate K	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class M

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$6.54	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.01
Net realized and unrealized gain (loss)	.77	(3.47)
Total from investment operations	.83	(3.46)
Distributions from net investment income	(.02)	-
Total distributions	(.02)	-
Net asset value, end of period	$7.35	$6.54
Total Return D,E,F	12.65%	(34.60)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	6.57%	9.01% I,J
Expenses net of fee waivers, if any	1.74%	1.82% J
Expenses net of all reductions	1.73%	1.82% J
Net investment income (loss)	.81%	.26% J
Supplemental Data
Net assets, end of period (000 omitted)	$184	$164
Portfolio turnover rate K	119%	84% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class C

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$6.52	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	(.01)
Net realized and unrealized gain (loss)	.76	(3.47)
Total from investment operations	.78	(3.48)
Net asset value, end of period	$7.30	$6.52
Total Return D,E,F	11.96%	(34.80)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	7.07%	9.51% I,J
Expenses net of fee waivers, if any	2.25%	2.32% J
Expenses net of all reductions	2.24%	2.32% J
Net investment income (loss)	.31%	(.24)% J
Supplemental Data
Net assets, end of period (000 omitted)	$185	$163
Portfolio turnover rate K	119%	84% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Sustainable Emerging Markets Equity Fund

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10	.05
Net realized and unrealized gain (loss)	.76	(3.48)
Total from investment operations	.86	(3.43)
Distributions from net investment income	(.05)	-
Total distributions	(.05)	-
Net asset value, end of period	$7.38	$6.57
Total Return D,E	13.11%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	6.16%	8.07% H,I
Expenses net of fee waivers, if any	1.25%	1.25% I
Expenses net of all reductions	1.24%	1.25% I
Net investment income (loss)	1.31%	.83% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,947	$2,082
Portfolio turnover rate J	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class I

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10	.04
Net realized and unrealized gain (loss)	.76	(3.47)
Total from investment operations	.86	(3.43)
Distributions from net investment income	(.05)	-
Total distributions	(.05)	-
Net asset value, end of period	$7.38	$6.57
Total Return D,E	13.11%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	6.00%	8.50% H,I
Expenses net of fee waivers, if any	1.24%	1.31% I
Expenses net of all reductions	1.23%	1.31% I
Net investment income (loss)	1.31%	.76% I
Supplemental Data
Net assets, end of period (000 omitted)	$201	$164
Portfolio turnover rate J	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class Z

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.05
Net realized and unrealized gain (loss)	.77	(3.48)
Total from investment operations	.88	(3.43)
Distributions from net investment income	(.05)	-
Total distributions	(.05)	-
Net asset value, end of period	$7.40	$6.57
Total Return D,E	13.42%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	5.87%	8.23% H,I
Expenses net of fee waivers, if any	1.09%	1.15% I
Expenses net of all reductions	1.09%	1.15% I
Net investment income (loss)	1.46%	.93% I
Supplemental Data
Net assets, end of period (000 omitted)	$390	$276
Portfolio turnover rate J	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Emerging Markets Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$237,569
Gross unrealized depreciation	(457,610)
Net unrealized appreciation (depreciation)	$(220,041)
Tax Cost	$4,392,449

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$65,068
Capital loss carryforward	$(743,105)
Net unrealized appreciation (depreciation) on securities and other investments	$(220,041)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(574,011)
Long-term	(169,094)
Total capital loss carryforward	$(743,105)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022A
Ordinary Income	$23,630	$-
Total	$23,630	$-

A For the period February 10, 2022 (commencement of operations) through October 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Emerging Markets Equity Fund	5,862,588	4,962,109
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund as compared to its benchmark index, the MSCI Emerging Markets Index, over the same 36 month performance period. The Fund's performance adjustment took effect on December 1, 2023. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$589	$492
Class M	.25%	.25%	980	980
Class C	.75%	.25%	1,976	1,949
			$3,545	$3,421

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amounts retained by FDC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$515.22
Class M	233.12
Class C	233.12
Fidelity Sustainable Emerging Markets Equity Fund	8,031.25
Class I	257.12
Class Z	151.04
	$9,420

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1963%
Class M	0.1153%
Class C	0.1151%
Fidelity Sustainable Emerging Markets Equity Fund	0.2000%
Class I	0.1217%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Sustainable Emerging Markets Equity Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Sustainable Emerging Markets Equity Fund	0.0498%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Sustainable Emerging Markets Equity Fund	$20

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable Emerging Markets Equity Fund	51,220	136,924	(24,057)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable Emerging Markets Equity Fund	$8
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.50%	$11,620
Class M	1.75%	9,453
Class C	2.25%	9,518
Fidelity Sustainable Emerging Markets Equity Fund	1.25%	160,230
Class I	1.25%	9,941
Class Z	1.10%	17,115
		$217,877

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $407.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $268.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022A
Fidelity Sustainable Emerging Markets Equity Fund
Distributions to shareholders
Class A	$1,114	$-
Class M	450	-
Fidelity Sustainable Emerging Markets Equity Fund	18,515	-
Class I	1,326	-
Class Z	2,225	-
Total	$23,630	$-

A For the period February 10, 2022 (commencement of operations) through October 31, 2022.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022A	Year ended October 31, 2023	Year ended October 31, 2022A
Fidelity Sustainable Emerging Markets Equity Fund
Class A
Shares sold	8,323	25,041	$64,307	$250,393
Reinvestment of distributions	147	-	1,114	-
Shares redeemed	(3,050)	(41)	(25,227)	(320)
Net increase (decrease)	5,420	25,000	$40,194	$250,073
Class M
Shares sold	11	25,000	$89	$250,003
Reinvestment of distributions	59	-	450	-
Net increase (decrease)	70	25,000	$539	$250,003
Class C
Shares sold	848	25,000	$6,892	$250,000
Shares redeemed	(532)	-	(4,129)	-
Net increase (decrease)	316	25,000	$2,763	$250,000
Fidelity Sustainable Emerging Markets Equity Fund
Shares sold	371,692	382,605	$2,989,168	$3,306,578
Reinvestment of distributions	2,252	-	17,120	-
Shares redeemed	(291,557)	(65,540)	(2,290,199)	(507,726)
Net increase (decrease)	82,387	317,065	$716,089	$2,798,852
Class I
Shares sold	2,102	25,000	$17,000	$250,000
Reinvestment of distributions	174	-	1,326	-
Net increase (decrease)	2,276	25,000	$18,326	$250,000
Class Z
Shares sold	14,147	42,008	$113,210	$369,361
Reinvestment of distributions	174	-	1,326	-
Shares redeemed	(3,509)	(52)	(26,075)	(404)
Net increase (decrease)	10,812	41,956	$88,461	$368,957
A For the period February 10, 2022 (commencement of operations) through October 31, 2022.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Affiliated %
Fidelity Sustainable Emerging Markets Equity Fund	32%

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable Emerging Markets Equity Fund	18%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Sustainable Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable Emerging Markets Equity Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2023 and for the period February 10, 2022 (commencement of operations) through October 31, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year ended October 31, 2023, and the changes in its net assets and the financial highlights for the year ended October 31, 2023 and for the period February 10, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Sustainable Emerging Markets Equity Fund
Class A	1.49%
Actual		$ 1,000	$ 946.00	$ 7.31
Hypothetical-B		$ 1,000	$ 1,017.69	$ 7.58
Class M	1.74%
Actual		$ 1,000	$ 944.70	$ 8.53
Hypothetical-B		$ 1,000	$ 1,016.43	$ 8.84
Class C	2.24%
Actual		$ 1,000	$ 941.90	$ 10.96
Hypothetical-B		$ 1,000	$ 1,013.91	$ 11.37
Fidelity® Sustainable Emerging Markets Equity Fund	1.25%
Actual		$ 1,000	$ 947.40	$ 6.14
Hypothetical-B		$ 1,000	$ 1,018.90	$ 6.36
Class I	1.24%
Actual		$ 1,000	$ 947.40	$ 6.09
Hypothetical-B		$ 1,000	$ 1,018.95	$ 6.31
Class Z	1.10%
Actual		$ 1,000	$ 948.70	$ 5.40
Hypothetical-B		$ 1,000	$ 1,019.66	$ 5.60

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $218 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Sustainable Emerging Markets Equity Fund, Class I and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Sustainable Emerging Markets Equity Fund
Class A	12/12/2022	$0.0458	$0.0138
	12/29/2022	$0.0060	$0.0000
Class M	12/12/2022	$0.0258	$0.0138
	12/29/2022	$0.0060	$0.0000
Class C	12/12/2022	$0.0000	$0.0000
	12/29/2022	$0.0000	$0.0000
Sustainable Emerging Markets Equity Fund	12/12/2022	$0.0608	$0.0138
	12/29/2022	$0.0060	$0.0000
Class I	12/12/2022	$0.0608	$0.0138
	12/29/2022	$0.0060	$0.0000
Class Z	12/12/2022	$0.0608	$0.0138
	12/29/2022	$0.0060	$0.0000

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable Emerging Markets Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2022 and below the competitive median of the asset size peer group for the period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9905243.101
MAR-ANN-1223
Fidelity® Global Commodity Stock Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-14.84%	7.99%	3.29%
Class M (incl. 3.50% sales charge)	-13.06%	8.19%	3.24%
Class C (incl. contingent deferred sales charge)	-11.23%	8.46%	3.29%
Fidelity® Global Commodity Stock Fund	-9.47%	9.55%	4.16%
Class I	-9.42%	9.62%	4.23%
Class Z	-9.30%	9.74%	4.30%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities gained 10.91% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -18.07% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 18.36% year to date through July, including gains in June (+5.83%) and July (+3.68%). The rally for international equities sputtered for the next three months (-9.54%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds, and particularly weak economic conditions in the eurozone and China. Even still, the three-month decline left global stocks up 7.07% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin, while the U.S. middled (+10%). All but three of 11 sectors advanced, with information technology (+29%) and communication services (+27%) leading. Conversely, the real estate sector (-3%) lagged most, followed by health care and utilities (-1% each).
Comments from Portfolio Manager Peter Belisle:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned about -10% to -9%, versus -2.68% for the MSCI AC World Commodity Producers Sector Capped Index (Net) and 10.91% for the broad-based MSCI All Country World Index (Net MA). From a regional standpoint, an overweight in the United States and positioning in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result. By industry, security selection was the primary detractor, especially within integrated oil & gas. Security selection in fertilizers & agricultural chemicals also hurt. Picks in copper further hampered the fund's relative result. Also detracting from the fund's relative performance were stock selection and an underweight in diversified metals & mining. Not owning BHP Group, a benchmark component that gained 25%, was the fund's biggest individual relative detractor. The second-largest relative detractor was untimely positioning CF Industries Holdings (-37%). This period we decreased our stake in CF Industries Holdings. An overweight in First Quantum Minerals (-32%) also hurt. First Quantum Minerals was among the fund's biggest holdings this period. In contrast, from a regional standpoint, security selection in the United States contributed to the fund's performance versus the benchmark. By industry, the biggest contributor to performance versus the benchmark was stock selection in oil & gas exploration & production. An underweight in fertilizers & agricultural chemicals also boosted relative performance. Also contributing to the fund's relative result was security selection in oil & gas equipment & services. The fund's non-benchmark stake in Weatherford International gained 61% and was the fund's top individual relative contributor. A second notable relative contributor was an overweight in ARC Resources (+24%). This was a position we established the past year. Another notable relative contributor was our non-benchmark stake in Range Resources (+50%). This period we decreased our investment in Range Resources. Notable changes in positioning include increased exposure to the diversified metals & mining sector and a lower allocation to agricultural products & services.
Note to shareholders: After nearly 30 years with Fidelity, Jody Simes retired on January 1, 2023, leaving Peter Belisle as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	8.3
Shell PLC (London)	6.1
Teck Resources Ltd. Class B (sub. vtg.)	4.4
Canadian Natural Resources Ltd.	3.9
Reliance Steel & Aluminum Co.	3.7
Antero Resources Corp.	3.7
UPM-Kymmene Corp.	3.6
Wheaton Precious Metals Corp.	3.4
Corteva, Inc.	3.4
Glencore PLC	3.3
43.8

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	41.7
Metals & Mining	30.8
Paper & Forest Products	9.6
Chemicals	7.4
Energy Equipment & Services	3.7
Food Products	3.1
Containers & Packaging	1.1
Machinery	0.7
Pharmaceuticals	0.7
Electrical Equipment	0.2

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
Chemicals - 7.4%
Fertilizers & Agricultural Chemicals - 7.4%
CF Industries Holdings, Inc.	97,100	7,746,638
Corteva, Inc.	781,700	37,631,038
FMC Corp.	206,600	10,991,120
Nutrien Ltd.	482,083	25,891,864
		82,260,660
Containers & Packaging - 1.1%
Paper & Plastic Packaging Products & Materials - 1.1%
Billerud AB	344,000	3,189,622
Smurfit Kappa Group PLC	281,200	9,146,309
		12,335,931
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
GrafTech International Ltd.	528,200	1,822,290
Energy Equipment & Services - 3.7%
Oil & Gas Drilling - 3.7%
Diamond Offshore Drilling, Inc. (a)	814,000	10,101,740
Noble Corp. PLC	455,100	21,248,619
Valaris Ltd. (a)	145,100	9,582,404
		40,932,763
Food Products - 3.1%
Agricultural Products & Services - 2.8%
Bunge Ltd.	106,200	11,255,076
Darling Ingredients, Inc. (a)	287,400	12,728,946
Wilmar International Ltd.	2,658,100	6,910,490
		30,894,512
Packaged Foods & Meats - 0.3%
Pilgrim's Pride Corp. (a)(b)	141,100	3,598,050
TOTAL FOOD PRODUCTS		34,492,562
Machinery - 0.7%
Construction Machinery & Heavy Transportation Equipment - 0.4%
Epiroc AB (A Shares)	253,000	4,168,104
Industrial Machinery & Supplies & Components - 0.3%
Sandvik AB	241,100	4,106,661
TOTAL MACHINERY		8,274,765
Metals & Mining - 30.8%
Copper - 2.3%
ERO Copper Corp. (a)	472,500	6,412,439
First Quantum Minerals Ltd.	1,637,571	18,976,575
		25,389,014
Diversified Metals & Mining - 13.3%
Anglo American PLC (United Kingdom)	242,500	6,178,806
BHP Group Ltd. (London)	1,055,397	29,991,450
Glencore PLC	6,873,300	36,406,708
Ivanhoe Mines Ltd. (a)	1,016,000	7,487,665
Rio Tinto PLC	160,781	10,257,912
Sigma Lithium Corp. (a)(b)	194,400	4,753,080
Sumitomo Metal Mining Co. Ltd.	106,300	2,986,175
Teck Resources Ltd. Class B (sub. vtg.)	1,388,700	49,068,902
		147,130,698
Gold - 7.2%
Agnico Eagle Mines Ltd. (Canada)	394,317	18,493,872
Alamos Gold, Inc.	1,147,500	14,207,734
Franco-Nevada Corp.	72,971	8,877,020
Wheaton Precious Metals Corp.	900,900	38,049,910
		79,628,536
Precious Metals & Minerals - 1.1%
Impala Platinum Holdings Ltd.	1,140,600	4,751,274
Northam Platinum Holdings Ltd.	1,189,100	7,177,028
		11,928,302
Steel - 6.9%
Champion Iron Ltd. (b)	5,564,600	25,239,830
Reliance Steel & Aluminum Co.	161,200	41,006,056
Vale SA	700,400	9,585,481
		75,831,367
TOTAL METALS & MINING		339,907,917
Oil, Gas & Consumable Fuels - 41.7%
Integrated Oil & Gas - 21.1%
Cenovus Energy, Inc. (Canada)	1,827,800	34,822,770
Exxon Mobil Corp.	861,300	91,168,608
Petroleo Brasileiro SA - Petrobras (ON)	2,086,100	15,656,870
Shell PLC (London)	2,082,928	67,126,214
TotalEnergies SE	368,900	24,663,725
		233,438,187
Oil & Gas Exploration & Production - 16.4%
Antero Resources Corp. (a)	1,390,312	40,930,785
ARC Resources Ltd. (b)	1,741,700	28,020,427
Canadian Natural Resources Ltd.	674,100	42,806,018
Hess Corp.	36,600	5,285,040
MEG Energy Corp. (a)	1,129,600	22,319,120
Ovintiv, Inc.	220,700	10,593,600
Range Resources Corp.	625,800	22,428,672
Southwestern Energy Co. (a)	1,155,500	8,238,715
		180,622,377
Oil & Gas Storage & Transportation - 4.2%
Energy Transfer LP	2,579,600	33,921,740
Enterprise Products Partners LP	492,400	12,822,096
		46,743,836
TOTAL OIL, GAS & CONSUMABLE FUELS		460,804,400
Paper & Forest Products - 9.6%
Forest Products - 3.6%
Interfor Corp. (a)	557,500	6,878,547
Svenska Cellulosa AB SCA (B Shares)	1,134,700	15,547,874
West Fraser Timber Co. Ltd.	258,800	17,466,084
		39,892,505
Paper Products - 6.0%
Mondi PLC	195	3,150
Stora Enso Oyj (R Shares)	1,203,700	14,423,916
Suzano Papel e Celulose SA	1,133,700	11,596,154
UPM-Kymmene Corp.	1,185,700	39,858,298
		65,881,518
TOTAL PAPER & FOREST PRODUCTS		105,774,023
Pharmaceuticals - 0.7%
Pharmaceuticals - 0.7%
Bayer AG	175,200	7,570,140
TOTAL COMMON STOCKS (Cost $1,025,198,239)		1,094,175,451

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c)	9,508,220	9,510,122
Fidelity Securities Lending Cash Central Fund 5.40% (c)(d)	16,676,889	16,678,557
TOTAL MONEY MARKET FUNDS (Cost $26,188,679)		26,188,679

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $1,051,386,918)	1,120,364,130
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(15,582,891)
NET ASSETS - 100.0%	1,104,781,239

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	32,028,909	666,637,242	689,156,029	740,144	-	-	9,510,122	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	20,391,450	1,052,251,998	1,055,964,891	325,324	-	-	16,678,557	0.1%
Total	52,420,359	1,718,889,240	1,745,120,920	1,065,468	-	-	26,188,679

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,094,175,451	919,049,242	175,126,209	-

Money Market Funds	26,188,679	26,188,679	-	-
Total Investments in Securities:	1,120,364,130	945,237,921	175,126,209	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $15,933,883) - See accompanying schedule:
Unaffiliated issuers (cost $1,025,198,239)	$1,094,175,451
Fidelity Central Funds (cost $26,188,679)	26,188,679

Total Investment in Securities (cost $1,051,386,918)		$1,120,364,130
Foreign currency held at value (cost $6,224)		6,220
Receivable for investments sold		17,053,463
Receivable for fund shares sold		3,567,213
Dividends receivable		2,754,633
Distributions receivable from Fidelity Central Funds		61,555
Prepaid expenses		1,906
Receivable from investment adviser for expense reductions		24,078
Other receivables		3,183
Total assets		1,143,836,381
Liabilities
Payable for investments purchased	$19,098,416
Payable for fund shares redeemed	2,285,110
Accrued management fee	654,702
Distribution and service plan fees payable	49,492
Other affiliated payables	231,514
Other payables and accrued expenses	57,351
Collateral on securities loaned	16,678,557
Total Liabilities		39,055,142
Net Assets		$1,104,781,239
Net Assets consist of:
Paid in capital		$1,233,355,409
Total accumulated earnings (loss)		(128,574,170)
Net Assets		$1,104,781,239

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($95,289,996 ÷ 5,499,378 shares)(a)		$17.33
Maximum offering price per share (100/94.25 of $17.33)		$18.39
Class M :
Net Asset Value and redemption price per share ($17,927,930 ÷ 1,037,607 shares)(a)		$17.28
Maximum offering price per share (100/96.50 of $17.28)		$17.91
Class C :
Net Asset Value and offering price per share ($23,853,033 ÷ 1,393,922 shares)(a)		$17.11
Global Commodity Stock :
Net Asset Value, offering price and redemption price per share ($428,911,594 ÷ 24,680,192 shares)		$17.38
Class I :
Net Asset Value, offering price and redemption price per share ($351,709,037 ÷ 20,247,555 shares)		$17.37
Class Z :
Net Asset Value, offering price and redemption price per share ($187,089,649 ÷ 10,770,998 shares)		$17.37
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$50,192,489
Income from Fidelity Central Funds (including $325,324 from security lending)		1,065,468
Income before foreign taxes withheld		$51,257,957
Less foreign taxes withheld		(3,035,098)
Total Income		48,222,859
Expenses
Management fee	$10,665,143
Transfer agent fees	2,826,947
Distribution and service plan fees	732,083
Accounting fees	675,488
Custodian fees and expenses	75,117
Independent trustees' fees and expenses	8,968
Registration fees	189,034
Audit	50,360
Legal	1,812
Interest	22,855
Miscellaneous	7,327
Total expenses before reductions	15,255,134
Expense reductions	(200,038)
Total expenses after reductions		15,055,096
Net Investment income (loss)		33,167,763
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(8,792,663)
Foreign currency transactions	(99,338)
Total net realized gain (loss)		(8,892,001)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(190,373,437)
Assets and liabilities in foreign currencies	22,972
Total change in net unrealized appreciation (depreciation)		(190,350,465)
Net gain (loss)		(199,242,466)
Net increase (decrease) in net assets resulting from operations		$(166,074,703)
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,167,763	$36,916,447
Net realized gain (loss)	(8,892,001)	(11,614,714)
Change in net unrealized appreciation (depreciation)	(190,350,465)	103,859,568
Net increase (decrease) in net assets resulting from operations	(166,074,703)	129,161,301
Distributions to shareholders	(34,691,564)	(25,407,967)

Share transactions - net increase (decrease)	(509,569,294)	953,160,143
Total increase (decrease) in net assets	(710,335,561)	1,056,913,477

Net Assets
Beginning of period	1,815,116,800	758,203,323
End of period	$1,104,781,239	$1,815,116,800

Financial Highlights
Fidelity Advisor® Global Commodity Stock Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.50	$16.35	$10.80	$12.14	$12.42
Income from Investment Operations
Net investment income (loss) A,B	.35	.47	.48	.28	.35
Net realized and unrealized gain (loss)	(2.20)	3.19	5.24	(1.26)	(.41)
Total from investment operations	(1.85)	3.66	5.72	(.98)	(.06)
Distributions from net investment income	(.32)	(.51)	(.17)	(.36)	(.20)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.32)	(.51)	(.17)	(.36)	(.22)
Net asset value, end of period	$17.33	$19.50	$16.35	$10.80	$12.14
Total Return C,D	(9.64)%	23.27%	53.37%	(8.39)%	(.44)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.19%	1.19%	1.23%	1.31%	1.29%
Expenses net of fee waivers, if any	1.18%	1.19%	1.22%	1.31%	1.28%
Expenses net of all reductions	1.18%	1.19%	1.22%	1.29%	1.28%
Net investment income (loss)	1.88%	2.53%	3.18%	2.53%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$95,290	$128,363	$45,343	$20,453	$25,779
Portfolio turnover rate G	113%	42%	37%	40%	55%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.46	$16.32	$10.78	$12.12	$12.39
Income from Investment Operations
Net investment income (loss) A,B	.30	.42	.44	.25	.31
Net realized and unrealized gain (loss)	(2.20)	3.19	5.24	(1.27)	(.40)
Total from investment operations	(1.90)	3.61	5.68	(1.02)	(.09)
Distributions from net investment income	(.28)	(.47)	(.14)	(.32)	(.16)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.28)	(.47)	(.14)	(.32)	(.18)
Net asset value, end of period	$17.28	$19.46	$16.32	$10.78	$12.12
Total Return C,D	(9.90)%	22.93%	52.97%	(8.72)%	(.70)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.47%	1.46%	1.52%	1.59%	1.59%
Expenses net of fee waivers, if any	1.45%	1.46%	1.52%	1.59%	1.59%
Expenses net of all reductions	1.45%	1.46%	1.52%	1.58%	1.59%
Net investment income (loss)	1.62%	2.26%	2.88%	2.24%	2.55%
Supplemental Data
Net assets, end of period (000 omitted)	$17,928	$24,513	$8,888	$4,378	$5,416
Portfolio turnover rate G	113%	42%	37%	40%	55%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.29	$16.17	$10.68	$11.99	$12.26
Income from Investment Operations
Net investment income (loss) A,B	.21	.33	.37	.20	.26
Net realized and unrealized gain (loss)	(2.18)	3.18	5.20	(1.26)	(.41)
Total from investment operations	(1.97)	3.51	5.57	(1.06)	(.15)
Distributions from net investment income	(.21)	(.39)	(.08)	(.25)	(.11)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.21)	(.39)	(.08)	(.25)	(.12) C
Net asset value, end of period	$17.11	$19.29	$16.17	$10.68	$11.99
Total Return D,E	(10.34)%	22.34%	52.30%	(9.11)%	(1.16)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.94%	1.94%	1.97%	2.05%	2.02%
Expenses net of fee waivers, if any	1.93%	1.93%	1.96%	2.04%	2.02%
Expenses net of all reductions	1.93%	1.93%	1.96%	2.03%	2.01%
Net investment income (loss)	1.13%	1.78%	2.44%	1.79%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$23,853	$34,984	$11,020	$7,871	$11,294
Portfolio turnover rate H	113%	42%	37%	40%	55%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Global Commodity Stock Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.55	$16.39	$10.82	$12.15	$12.44
Income from Investment Operations
Net investment income (loss) A,B	.40	.52	.53	.31	.37
Net realized and unrealized gain (loss)	(2.21)	3.19	5.26	(1.26)	(.41)
Total from investment operations	(1.81)	3.71	5.79	(.95)	(.04)
Distributions from net investment income	(.36)	(.55)	(.22)	(.38)	(.23)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.36)	(.55)	(.22)	(.38)	(.25)
Net asset value, end of period	$17.38	$19.55	$16.39	$10.82	$12.15
Total Return C	(9.47)%	23.57%	53.95%	(8.16)%	(.23)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.97%	.94%	.94%	1.02%	1.06%
Expenses net of fee waivers, if any	.95%	.94%	.94%	1.02%	1.06%
Expenses net of all reductions	.95%	.94%	.94%	1.00%	1.06%
Net investment income (loss)	2.12%	2.78%	3.46%	2.82%	3.08%
Supplemental Data
Net assets, end of period (000 omitted)	$428,912	$893,636	$546,863	$176,718	$257,011
Portfolio turnover rate F	113%	42%	37%	40%	55%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.54	$16.39	$10.81	$12.16	$12.45
Income from Investment Operations
Net investment income (loss) A,B	.40	.52	.53	.32	.39
Net realized and unrealized gain (loss)	(2.20)	3.19	5.25	(1.26)	(.41)
Total from investment operations	(1.80)	3.71	5.78	(.94)	(.02)
Distributions from net investment income	(.37)	(.56)	(.20)	(.41)	(.25)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.37)	(.56)	(.20)	(.41)	(.27)
Net asset value, end of period	$17.37	$19.54	$16.39	$10.81	$12.16
Total Return C	(9.42)%	23.56%	53.97%	(8.11)%	(.06)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.92%	.92%	.93%	.95%	.92%
Expenses net of fee waivers, if any	.91%	.92%	.93%	.95%	.92%
Expenses net of all reductions	.91%	.92%	.93%	.93%	.91%
Net investment income (loss)	2.15%	2.80%	3.48%	2.88%	3.23%
Supplemental Data
Net assets, end of period (000 omitted)	$351,709	$499,191	$85,252	$33,185	$102,633
Portfolio turnover rate F	113%	42%	37%	40%	55%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.53	$16.38	$10.81	$12.16	$12.46
Income from Investment Operations
Net investment income (loss) A,B	.43	.54	.56	.34	.39
Net realized and unrealized gain (loss)	(2.21)	3.19	5.23	(1.26)	(.40)
Total from investment operations	(1.78)	3.73	5.79	(.92)	(.01)
Distributions from net investment income	(.38)	(.58)	(.22)	(.43)	(.27)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.38)	(.58)	(.22)	(.43)	(.29)
Net asset value, end of period	$17.37	$19.53	$16.38	$10.81	$12.16
Total Return C,D	(9.30)%	23.72%	54.07%	(7.99)%	.03%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.79%	.79%	.80%	.85%	.83%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.84%	.83%
Expenses net of all reductions	.78%	.79%	.80%	.83%	.82%
Net investment income (loss)	2.29%	2.93%	3.60%	2.99%	3.32%
Supplemental Data
Net assets, end of period (000 omitted)	$187,090	$234,430	$60,837	$16,505	$104,489
Portfolio turnover rate G	113%	42%	37%	40%	55%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$120,408,406
Gross unrealized depreciation	(60,730,052)
Net unrealized appreciation (depreciation)	$59,678,354
Tax Cost	$1,060,685,776

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,331,139
Capital loss carryforward	$(206,580,792)
Net unrealized appreciation (depreciation) on securities and other investments	$59,675,481

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(206,499,261)
Long-term	(81,531)
Total capital loss carryforward	$(206,580,792)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$34,691,564	$25,407,967

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	1,754,696,874	2,252,305,884
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$302,066	$19,168
Class M	.25%	.25%	114,376	429
Class C	.75%	.25%	315,641	103,381
			$732,083	$122,978
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$86,075
Class M	3,944
Class CA	230
$90,249
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$233,649.19
Class M	50,792.22
Class C	60,561.19
Global Commodity Stock	1,546,673.22
Class I	838,378.18
Class Z	96,894.04
	$2,826,947

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1937%
Class M	0.2000%
Class C	0.1930%
Global Commodity Stock	0.2000%
Class I	0.1745%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Global Commodity Stock Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	0.0435%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Global Commodity Stock Fund	$33,117

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Global Commodity Stock Fund	Borrower	$ 7,355,409	5.08%	$22,855

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Commodity Stock Fund	67,801,549	70,114,528	(4,666,177)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Commodity Stock Fund	$3,012
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Commodity Stock Fund	$35,196	$668	$134,475
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class M	1.45%	$2,934
Global Commodity Stock	.95%	104,602
		$107,536
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$135

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $92,367.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Global Commodity Stock Fund
Distributions to shareholders
Class A	$ 2,247,696	$1,448,690
Class M	366,393	259,454
Class C	382,649	264,183
Global Commodity Stock	16,441,380	18,171,488
Class I	10,386,346	3,064,346
Class Z	4,867,100	2,199,806
Total	$34,691,564	$25,407,967
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Global Commodity Stock Fund
Class A
Shares sold	1,706,240	5,245,104	$32,590,913	$102,330,553
Reinvestment of distributions	115,956	93,881	2,236,781	1,435,437
Shares redeemed	(2,904,311)	(1,530,075)	(53,206,144)	(28,265,460)
Net increase (decrease)	(1,082,115)	3,808,910	$(18,378,450)	$75,500,530
Class M
Shares sold	226,865	994,128	$4,326,151	$18,969,401
Reinvestment of distributions	18,802	16,878	362,695	258,240
Shares redeemed	(467,728)	(295,956)	(8,507,986)	(5,535,121)
Net increase (decrease)	(222,061)	715,050	$(3,819,140)	$13,692,520
Class C
Shares sold	305,614	1,526,059	$5,884,407	$29,910,914
Reinvestment of distributions	19,865	17,324	381,017	263,849
Shares redeemed	(744,797)	(411,550)	(13,548,223)	(7,532,050)
Net increase (decrease)	(419,318)	1,131,833	$(7,282,799)	$22,642,713
Global Commodity Stock
Shares sold	13,188,745	37,700,647	$254,817,434	$735,708,594
Reinvestment of distributions	741,996	1,053,837	14,327,947	16,113,170
Shares redeemed	(34,967,438)	(26,409,632)	(645,744,516)	(482,758,151)
Net increase (decrease)	(21,036,697)	12,344,852	$(376,599,135)	$269,063,613
Class I
Shares sold	16,503,819	29,119,851	$315,987,478	$566,732,834
Reinvestment of distributions	528,030	198,222	10,190,979	3,028,836
Shares redeemed	(22,329,926)	(8,975,269)	(410,703,798)	(163,585,245)
Net increase (decrease)	(5,298,077)	20,342,804	$(84,525,341)	$406,176,425
Class Z
Shares sold	5,798,355	12,915,308	$110,033,314	$249,174,298
Reinvestment of distributions	213,545	129,470	4,115,012	1,975,709
Shares redeemed	(7,243,382)	(4,757,037)	(133,112,755)	(85,065,665)
Net increase (decrease)	(1,231,482)	8,287,741	$(18,964,429)	$166,084,342
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Global Commodity Stock Fund
Class A	1.17%
Actual		$ 1,000	$ 937.30	$ 5.71
Hypothetical-B		$ 1,000	$ 1,019.31	$ 5.96
Class M	1.45%
Actual		$ 1,000	$ 936.10	$ 7.08
Hypothetical-B		$ 1,000	$ 1,017.90	$ 7.38
Class C	1.92%
Actual		$ 1,000	$ 934.00	$ 9.36
Hypothetical-B		$ 1,000	$ 1,015.53	$ 9.75
Fidelity® Global Commodity Stock Fund	.95%
Actual		$ 1,000	$ 938.40	$ 4.64
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84
Class I	.90%
Actual		$ 1,000	$ 938.40	$ 4.40
Hypothetical-B		$ 1,000	$ 1,020.67	$ 4.58
Class Z	.77%
Actual		$ 1,000	$ 939.40	$ 3.76
Hypothetical-B		$ 1,000	$ 1,021.32	$ 3.92

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $271,571 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 68%; Class M designates 78%; Class C designates 100%; Global Commodity Stock designates 62%; Class I designates 60% and Class Z designates 58% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Commodity Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps ) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board also noted that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer group, the total expense ratio for the retail class of the fund was below the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.879380.114
GCS-ANN-1223
Fidelity® International Growth Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.92%	5.05%	4.30%
Class M (incl. 3.50% sales charge)	6.14%	5.26%	4.23%
Class C (incl. contingent deferred sales charge)	8.47%	5.49%	4.27%
Fidelity® International Growth Fund	10.59%	6.62%	5.22%
Class I	10.59%	6.61%	5.22%
Class Z	10.74%	6.75%	5.37%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Jed Weiss:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 9% to 11%, versus 10.95% for the benchmark MSCI EAFE Growth Index (Net MA). From a regional standpoint, stock picking in Europe ex the U.K., primarily Ireland, along with an underweight in Asia Pacific ex Japan - Australia in particular - contributed to the fund's performance versus the benchmark. By sector, an underweight in health care proved beneficial, especially in the pharmaceuticals, biotechnology & life sciences industry. Picks among materials stocks also helped, as did financials, especially in the financial services category. Further bolstering the portfolio's relative result was an underweight in consumer staples, namely among food, beverage & tobacco companies. The top individual relative contributor was our non-benchmark stake in CRH (+52%). Outsized exposure to Safran (+41%), one of our largest holdings, helped as well. A non-benchmark stake in Linde gained 10% and further aided relative performance the past 12 months. The stock was among our biggest holdings on October 31. In contrast, on a regional basis, stock picking and an underweight in Japan, in addition to non-benchmark exposure to emerging markets, primarily Kenya, detracted from the fund's relative result. Sector-wise, the biggest relative detractor was security selection in information technology, especially software & services firms. Investment choices in industrials and consumer staples also pressured the portfolio's return. The fund's non-benchmark stake in ResMed returned about -37% and was the largest individual relative detractor. An outsized allocation to Misumi Group (-30%) and a smaller-than-benchmark position in Novo Nordisk (+79%) also hurt. The latter was among the portfolio's largest holdings at period end. Notable changes in positioning include increased exposure to equity markets in Denmark and a lower allocation to Switzerland. By sector, meaningful shifts include increased exposure to the materials sector and a smaller allocation to consumer staples stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	5.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	5.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	5.1
Nestle SA (Reg. S) (United States of America, Food Products)	4.7
Linde PLC (United States of America, Chemicals)	4.1
Safran SA (France, Aerospace & Defense)	3.6
Keyence Corp. (Japan, Electronic Equipment, Instruments & Components)	3.1
Atlas Copco AB (A Shares) (Sweden, Machinery)	3.0
Marsh & McLennan Companies, Inc. (United States of America, Insurance)	2.8
Airbus Group NV (France, Aerospace & Defense)	2.8
39.7

Market Sectors (% of Fund's net assets)

Industrials	26.3
Financials	18.0
Information Technology	16.8
Consumer Discretionary	12.7
Materials	8.8
Health Care	8.7
Consumer Staples	4.9
Energy	1.0
Communication Services	0.8

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($)
Belgium - 0.6%
Azelis Group NV	803,305	13,684,630
KBC Group NV	200,000	10,983,078
TOTAL BELGIUM		24,667,708
Canada - 3.5%
CAE, Inc. (a)	1,385,611	28,936,214
Canadian Pacific Kansas City Ltd.	1,195,500	84,881,147
Franco-Nevada Corp.	309,780	37,685,153
TOTAL CANADA		151,502,514
Denmark - 5.8%
Novo Nordisk A/S Series B	2,346,200	226,352,545
Vestas Wind Systems A/S (a)	1,087,700	23,575,661
TOTAL DENMARK		249,928,206
Finland - 0.5%
Kone OYJ (B Shares)	514,200	22,247,227
France - 14.7%
Airbus Group NV	901,700	120,896,524
Edenred SA	1,102,722	58,619,537
Lectra	336,961	8,521,269
Legrand SA	815,000	70,502,702
LVMH Moet Hennessy Louis Vuitton SE	310,200	222,081,663
Safran SA	1,003,400	156,750,692
TOTAL FRANCE		637,372,387
Germany - 1.2%
Deutsche Borse AG	310,800	51,156,580
Hong Kong - 1.8%
AIA Group Ltd.	8,995,600	78,116,064
India - 2.1%
HDFC Bank Ltd.	2,798,091	49,636,079
Jio Financial Services Ltd.	410,000	1,087,828
Kotak Mahindra Bank Ltd.	995,400	20,802,483
Reliance Industries Ltd.	410,000	11,270,743
Reliance Industries Ltd. GDR (b)	177,500	9,691,500
TOTAL INDIA		92,488,633
Israel - 0.9%
NICE Ltd. sponsored ADR (a)	245,000	37,815,750
Italy - 1.3%
Interpump Group SpA	625,126	26,060,965
Prada SpA	5,289,400	31,863,649
TOTAL ITALY		57,924,614
Japan - 10.5%
Azbil Corp.	1,552,670	45,879,331
Hoya Corp.	656,400	63,190,723
Keyence Corp.	351,948	136,245,658
Lasertec Corp.	306,700	50,660,775
Misumi Group, Inc.	2,323,985	35,182,027
OSG Corp.	797,600	9,101,088
Recruit Holdings Co. Ltd.	2,226,700	63,845,519
SHO-BOND Holdings Co. Ltd.	695,400	27,386,981
USS Co. Ltd.	1,310,000	22,897,356
TOTAL JAPAN		454,389,458
Kenya - 0.0%
Safaricom Ltd.	21,284,000	1,760,118
Netherlands - 6.1%
Aalberts Industries NV	226,400	7,047,674
ASML Holding NV (Netherlands)	383,600	230,589,789
IMCD NV	228,900	27,489,597
TOTAL NETHERLANDS		265,127,060
Norway - 0.2%
Schibsted ASA (B Shares)	554,500	10,274,999
Spain - 1.9%
Amadeus IT Holding SA Class A	1,455,300	82,874,884
Sweden - 6.5%
ASSA ABLOY AB (B Shares)	2,334,410	49,758,127
Atlas Copco AB (A Shares)	9,958,800	128,956,717
Autoliv, Inc.	440,469	40,368,984
Epiroc AB (A Shares)	3,596,517	59,251,614
Lagercrantz Group AB (B Shares)	548,100	4,993,686
TOTAL SWEDEN		283,329,128
Switzerland - 1.2%
Schindler Holding AG:
(participation certificate)	111,938	22,543,881
(Reg.)	18,350	3,560,463
UBS Group AG	1,003,420	23,407,434
TOTAL SWITZERLAND		49,511,778
Taiwan - 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,788,000	94,459,813
United Kingdom - 6.8%
BAE Systems PLC	4,147,200	55,764,835
Compass Group PLC	3,858,600	97,280,655
InterContinental Hotel Group PLC ADR (c)	872,670	62,945,687
Rightmove PLC	2,565,494	14,749,226
Sage Group PLC	2,085,000	24,597,074
Spectris PLC	1,096,957	41,332,188
TOTAL UNITED KINGDOM		296,669,665
United States of America - 29.9%
CRH PLC	1,898,466	101,700,824
Experian PLC	2,516,100	76,179,606
Linde PLC	463,679	177,199,567
Marsh & McLennan Companies, Inc.	648,751	123,035,627
MasterCard, Inc. Class A	208,300	78,393,705
Microsoft Corp.	71,000	24,005,810
Moody's Corp.	224,500	69,146,000
MSCI, Inc.	134,500	63,423,475
Nestle SA (Reg. S)	1,910,099	205,982,747
NOV, Inc.	1,134,700	22,648,612
Otis Worldwide Corp.	324,600	25,062,366
PriceSmart, Inc.	124,098	7,754,884
ResMed, Inc.	249,600	35,248,512
Roche Holding AG (participation certificate)	204,693	52,751,360
S&P Global, Inc.	189,700	66,264,107
Sherwin-Williams Co.	275,600	65,650,676
Synopsys, Inc. (a)	46,000	21,594,240
Visa, Inc. Class A	348,560	81,946,456
TOTAL UNITED STATES OF AMERICA		1,297,988,574
TOTAL COMMON STOCKS (Cost $3,171,410,531)		4,239,605,160

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
China - 0.3%
ByteDance Ltd. Series E1 (a)(d)(e) (Cost $6,992,915)	63,819	14,911,309

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	71,825,670	71,840,035
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	12,774,026	12,775,303
TOTAL MONEY MARKET FUNDS (Cost $84,615,338)		84,615,338

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,263,018,784)	4,339,131,807
NET OTHER ASSETS (LIABILITIES) - 0.0%	1,105,545
NET ASSETS - 100.0%	4,340,237,352

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,691,500 or 0.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,911,309 or 0.3% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	6,992,915

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	21,706,800	1,082,485,083	1,032,351,848	4,868,858	713	(713)	71,840,035	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	34,813,698	1,401,630,797	1,423,669,192	512,442	-	-	12,775,303	0.1%
Total	56,520,498	2,484,115,880	2,456,021,040	5,381,300	713	(713)	84,615,338

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	41,695,652	26,784,343	-	14,911,309
Consumer Discretionary	560,312,878	186,189,555	374,123,323	-
Consumer Staples	213,737,631	7,754,884	205,982,747	-
Energy	43,610,855	32,340,112	11,270,743	-
Financials	776,018,453	575,219,419	200,799,034	-
Health Care	377,543,140	35,248,512	342,294,628	-
Industrials	1,138,666,257	337,693,770	800,972,487	-
Information Technology	720,695,383	162,860,017	557,835,366	-
Materials	382,236,220	382,236,220	-	-

Money Market Funds	84,615,338	84,615,338	-	-
Total Investments in Securities:	4,339,131,807	1,830,942,170	2,493,278,328	14,911,309
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,204,396) - See accompanying schedule:
Unaffiliated issuers (cost $3,178,403,446)	$4,254,516,469
Fidelity Central Funds (cost $84,615,338)	84,615,338

Total Investment in Securities (cost $3,263,018,784)		$4,339,131,807
Foreign currency held at value (cost $156,247)		155,181
Receivable for investments sold		11,250,804
Receivable for fund shares sold		4,620,391
Dividends receivable		3,400,145
Reclaims receivable		9,580,974
Distributions receivable from Fidelity Central Funds		263,706
Prepaid expenses		6,545
Total assets		4,368,409,553
Liabilities
Payable for investments purchased	$3,320,644
Payable for fund shares redeemed	8,354,978
Accrued management fee	2,692,271
Distribution and service plan fees payable	71,031
Other affiliated payables	639,147
Other payables and accrued expenses	319,530
Collateral on securities loaned	12,774,600
Total Liabilities		28,172,201
Net Assets		$4,340,237,352
Net Assets consist of:
Paid in capital		$3,337,757,395
Total accumulated earnings (loss)		1,002,479,957
Net Assets		$4,340,237,352

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($171,656,226 ÷ 10,601,838 shares)(a)		$16.19
Maximum offering price per share (100/94.25 of $16.19)		$17.18
Class M :
Net Asset Value and redemption price per share ($27,016,082 ÷ 1,684,703 shares)(a)		$16.04
Maximum offering price per share (100/96.50 of $16.04)		$16.62
Class C :
Net Asset Value and offering price per share ($27,270,007 ÷ 1,763,804 shares)(a)		$15.46
International Growth :
Net Asset Value, offering price and redemption price per share ($1,277,883,677 ÷ 78,016,626 shares)		$16.38
Class I :
Net Asset Value, offering price and redemption price per share ($1,441,605,316 ÷ 88,243,151 shares)		$16.34
Class Z :
Net Asset Value, offering price and redemption price per share ($1,394,806,044 ÷ 85,154,166 shares)		$16.38
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$65,475,972
Interest		2,636
Income from Fidelity Central Funds (including $512,442 from security lending)		5,381,300
Income before foreign taxes withheld		$70,859,908
Less foreign taxes withheld		(6,548,064)
Total Income		64,311,844
Expenses
Management fee
Basic fee	$30,081,647
Performance adjustment	1,541,140
Transfer agent fees	6,142,434
Distribution and service plan fees	932,696
Accounting fees	1,473,290
Custodian fees and expenses	292,314
Independent trustees' fees and expenses	24,963
Registration fees	192,679
Audit	82,828
Legal	4,892
Interest	23,665
Miscellaneous	20,523
Total expenses before reductions	40,813,071
Expense reductions	(271,880)
Total expenses after reductions		40,541,191
Net Investment income (loss)		23,770,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,955)	(80,824,167)
Fidelity Central Funds	713
Foreign currency transactions	(264,620)
Total net realized gain (loss)		(81,088,074)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $481,602)	419,659,027
Fidelity Central Funds	(713)
Assets and liabilities in foreign currencies	678,596
Total change in net unrealized appreciation (depreciation)		420,336,910
Net gain (loss)		339,248,836
Net increase (decrease) in net assets resulting from operations		$363,019,489
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,770,653	$14,250,128
Net realized gain (loss)	(81,088,074)	85,832,715
Change in net unrealized appreciation (depreciation)	420,336,910	(1,635,676,492)
Net increase (decrease) in net assets resulting from operations	363,019,489	(1,535,593,649)
Distributions to shareholders	(63,050,595)	(105,083,685)

Share transactions - net increase (decrease)	265,402,755	(1,611,089)
Total increase (decrease) in net assets	565,371,649	(1,642,288,423)

Net Assets
Beginning of period	3,774,865,703	5,417,154,126
End of period	$4,340,237,352	$3,774,865,703

Financial Highlights
Fidelity Advisor® International Growth Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.89	$21.04	$16.06	$15.03	$12.47
Income from Investment Operations
Net investment income (loss) A,B	.04	- C	(.04)	(.01)	.15 D
Net realized and unrealized gain (loss)	1.49	(5.80)	5.02	1.16	2.48
Total from investment operations	1.53	(5.80)	4.98	1.15	2.63
Distributions from net investment income	-	(.03)	-	(.12)	(.07)
Distributions from net realized gain	(.23)	(.32)	-	-	-
Total distributions	(.23)	(.35)	-	(.12)	(.07)
Net asset value, end of period	$16.19	$14.89	$21.04	$16.06	$15.03
Total Return E,F	10.26%	(28.00)%	31.01%	7.66%	21.25%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.21%	1.30%	1.28%	1.30%	1.28%
Expenses net of fee waivers, if any	1.21%	1.30%	1.28%	1.30%	1.28%
Expenses net of all reductions	1.21%	1.30%	1.28%	1.29%	1.27%
Net investment income (loss)	.23%	.02%	(.20)%	(.08)%	1.14% D
Supplemental Data
Net assets, end of period (000 omitted)	$171,656	$157,490	$232,527	$174,561	$164,247
Portfolio turnover rate I	22%	22%	21%	23%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .65%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.79	$20.92	$16.01	$14.99	$12.43
Income from Investment Operations
Net investment income (loss) A,B	(.01)	(.04)	(.09)	(.06)	.11 C
Net realized and unrealized gain (loss)	1.49	(5.77)	5.00	1.15	2.48
Total from investment operations	1.48	(5.81)	4.91	1.09	2.59
Distributions from net investment income	-	-	-	(.07)	(.03)
Distributions from net realized gain	(.23)	(.32)	-	-	-
Total distributions	(.23)	(.32)	-	(.07)	(.03)
Net asset value, end of period	$16.04	$14.79	$20.92	$16.01	$14.99
Total Return D,E	9.99%	(28.18)%	30.67%	7.27%	20.92%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.48%	1.57%	1.55%	1.59%	1.58%
Expenses net of fee waivers, if any	1.48%	1.57%	1.55%	1.59%	1.58%
Expenses net of all reductions	1.47%	1.57%	1.55%	1.58%	1.58%
Net investment income (loss)	(.03)%	(.25)%	(.48)%	(.37)%	.83% C
Supplemental Data
Net assets, end of period (000 omitted)	$27,016	$26,250	$38,761	$30,353	$28,534
Portfolio turnover rate H	22%	22%	21%	23%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.33	$20.39	$15.68	$14.68	$12.20
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.13)	(.18)	(.13)	.05 C
Net realized and unrealized gain (loss)	1.45	(5.61)	4.89	1.13	2.43
Total from investment operations	1.36	(5.74)	4.71	1.00	2.48
Distributions from net realized gain	(.23)	(.32)	-	-	-
Total distributions	(.23)	(.32)	-	-	-
Net asset value, end of period	$15.46	$14.33	$20.39	$15.68	$14.68
Total Return D,E	9.47%	(28.58)%	30.04%	6.81%	20.33%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.98%	2.07%	2.05%	2.07%	2.04%
Expenses net of fee waivers, if any	1.97%	2.06%	2.05%	2.07%	2.04%
Expenses net of all reductions	1.97%	2.06%	2.05%	2.06%	2.03%
Net investment income (loss)	(.53)%	(.74)%	(.97)%	(.85)%	.38% C
Supplemental Data
Net assets, end of period (000 omitted)	$27,270	$33,575	$58,867	$55,013	$57,291
Portfolio turnover rate H	22%	22%	21%	23%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Growth Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.05	$21.26	$16.20	$15.16	$12.57
Income from Investment Operations
Net investment income (loss) A,B	.09	.05	.02	.03	.19 C
Net realized and unrealized gain (loss)	1.51	(5.85)	5.06	1.17	2.51
Total from investment operations	1.60	(5.80)	5.08	1.20	2.70
Distributions from net investment income	(.04)	(.09)	(.02)	(.16)	(.11)
Distributions from net realized gain	(.23)	(.32)	-	-	-
Total distributions	(.27)	(.41)	(.02)	(.16)	(.11)
Net asset value, end of period	$16.38	$15.05	$21.26	$16.20	$15.16
Total Return D	10.59%	(27.79)%	31.38%	7.93%	21.66%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.93%	1.01%	.99%	1.01%	.99%
Expenses net of fee waivers, if any	.92%	1.01%	.99%	1.01%	.99%
Expenses net of all reductions	.92%	1.01%	.99%	1.00%	.99%
Net investment income (loss)	.52%	.31%	.09%	.21%	1.42% C
Supplemental Data
Net assets, end of period (000 omitted)	$1,277,884	$1,194,442	$1,773,433	$1,292,392	$1,040,532
Portfolio turnover rate G	22%	22%	21%	23%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .93%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.01	$21.20	$16.16	$15.13	$12.55
Income from Investment Operations
Net investment income (loss) A,B	.09	.05	.01	.03	.20 C
Net realized and unrealized gain (loss)	1.50	(5.83)	5.05	1.16	2.49
Total from investment operations	1.59	(5.78)	5.06	1.19	2.69
Distributions from net investment income	(.03)	(.09)	(.02)	(.16)	(.11)
Distributions from net realized gain	(.23)	(.32)	-	-	-
Total distributions	(.26)	(.41)	(.02)	(.16)	(.11)
Net asset value, end of period	$16.34	$15.01	$21.20	$16.16	$15.13
Total Return D	10.59%	(27.78)%	31.36%	7.90%	21.64%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.94%	1.02%	1.00%	1.01%	.97%
Expenses net of fee waivers, if any	.93%	1.02%	1.00%	1.01%	.97%
Expenses net of all reductions	.93%	1.02%	1.00%	1.00%	.97%
Net investment income (loss)	.51%	.30%	.07%	.21%	1.44% C
Supplemental Data
Net assets, end of period (000 omitted)	$1,441,605	$1,373,850	$2,035,690	$1,382,837	$953,360
Portfolio turnover rate G	22%	22%	21%	23%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .96%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.05	$21.25	$16.19	$15.16	$12.57
Income from Investment Operations
Net investment income (loss) A,B	.11	.08	.04	.05	.22 C
Net realized and unrealized gain (loss)	1.51	(5.85)	5.06	1.16	2.50
Total from investment operations	1.62	(5.77)	5.10	1.21	2.72
Distributions from net investment income	(.06)	(.11)	(.04)	(.18)	(.13)
Distributions from net realized gain	(.23)	(.32)	-	-	-
Total distributions	(.29)	(.43)	(.04)	(.18)	(.13)
Net asset value, end of period	$16.38	$15.05	$21.25	$16.19	$15.16
Total Return D	10.74%	(27.68)%	31.55%	8.01%	21.85%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.80%	.89%	.87%	.88%	.84%
Expenses net of fee waivers, if any	.79%	.89%	.87%	.88%	.84%
Expenses net of all reductions	.79%	.89%	.87%	.87%	.84%
Net investment income (loss)	.65%	.43%	.20%	.34%	1.57% C
Supplemental Data
Net assets, end of period (000 omitted)	$1,394,806	$989,259	$1,277,877	$1,350,267	$1,082,899
Portfolio turnover rate G	22%	22%	21%	23%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,242,559,771
Gross unrealized depreciation	(181,466,705)
Net unrealized appreciation (depreciation)	$1,061,093,066
Tax Cost	$3,278,038,741

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,796,642
Capital loss carryforward	$(79,045,408)
Net unrealized appreciation (depreciation) on securites and other investments	$1,060,899,720

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(19,969,920)
Long-term	(59,075,488)
Total capital loss carryforward	$(79,045,408)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$8,821,103	$23,472,059
Long-term Capital Gains	54,229,492	81,611,626
Total	$63,050,595	$105,083,685

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	1,156,782,587	958,996,707
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$450,910	$4,238
Class M	.25%	.25%	146,796	536
Class C	.75%	.25%	334,990	22,385
			$932,696	$27,159

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$41,447
Class M	2,116
Class CA	653
$44,216

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$373,369.21
Class M	66,360.23
Class C	73,753.22
International Growth	2,343,640.17
Class I	2,736,887.18
Class Z	548,425.04
	$6,142,434
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
International Growth	0.1672%
Class I	0.1771%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Growth Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Growth Fund	0.0302%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Growth Fund	$1,332

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Growth Fund	Borrower	$ 10,479,050	4.07%	$23,665

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Growth Fund	78,879,257	23,313,324	(5,554,504)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Growth Fund	$7,938
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Growth Fund	$55,316	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $379. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$893

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $270,608.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Growth Fund
Distributions to shareholders
Class A	$ 2,422,202	$3,874,293
Class M	405,995	584,059
Class C	523,121	921,429
International Growth	20,712,364	34,022,956
Class I	22,283,776	39,437,200
Class Z	16,703,137	26,243,748
Total	$63,050,595	$105,083,685
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Growth Fund
Class A
Shares sold	1,715,103	1,571,011	$29,331,847	$27,633,662
Reinvestment of distributions	147,890	192,594	2,418,006	3,867,288
Shares redeemed	(1,838,431)	(2,239,322)	(31,184,405)	(38,758,166)
Net increase (decrease)	24,562	(475,717)	$565,448	$(7,257,216)
Class M
Shares sold	132,875	182,229	$2,258,104	$3,218,457
Reinvestment of distributions	25,006	29,196	405,854	583,619
Shares redeemed	(248,334)	(289,342)	(4,205,991)	(4,956,089)
Net increase (decrease)	(90,453)	(77,917)	$(1,542,033)	$(1,154,013)
Class C
Shares sold	198,976	235,265	$3,272,412	$4,302,683
Reinvestment of distributions	33,238	47,271	522,168	919,894
Shares redeemed	(810,575)	(828,106)	(13,278,845)	(13,580,412)
Net increase (decrease)	(578,361)	(545,570)	$(9,484,265)	$(8,357,835)
International Growth
Shares sold	14,951,508	16,241,408	$259,687,765	$290,344,779
Reinvestment of distributions	1,147,426	1,547,748	18,921,062	31,326,431
Shares redeemed	(17,451,945)	(21,846,639)	(300,038,938)	(372,519,642)
Net increase (decrease)	(1,353,011)	(4,057,483)	$(21,430,111)	$(50,848,432)
Class I
Shares sold	26,254,085	27,427,945	$452,275,393	$483,250,347
Reinvestment of distributions	1,326,495	1,891,163	21,820,838	38,182,588
Shares redeemed	(30,872,229)	(33,802,275)	(525,218,348)	(571,344,966)
Net increase (decrease)	(3,291,649)	(4,483,167)	$(51,122,117)	$(49,912,031)
Class Z
Shares sold	46,420,503	45,989,188	$799,082,627	$767,374,148
Reinvestment of distributions	410,878	542,351	6,767,160	10,966,334
Shares redeemed	(27,405,076)	(40,926,928)	(457,433,954)	(662,422,044)
Net increase (decrease)	19,426,305	5,604,611	$348,415,833	$115,918,438
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® International Growth Fund
Class A	1.19%
Actual		$ 1,000	$ 915.70	$ 5.75
Hypothetical-B		$ 1,000	$ 1,019.21	$ 6.06
Class M	1.46%
Actual		$ 1,000	$ 914.50	$ 7.05
Hypothetical-B		$ 1,000	$ 1,017.85	$ 7.43
Class C	1.95%
Actual		$ 1,000	$ 912.10	$ 9.40
Hypothetical-B		$ 1,000	$ 1,015.38	$ 9.91
Fidelity® International Growth Fund	.91%
Actual		$ 1,000	$ 917.10	$ 4.40
Hypothetical-B		$ 1,000	$ 1,020.62	$ 4.63
Class I	.92%
Actual		$ 1,000	$ 916.90	$ 4.45
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69
Class Z	.78%
Actual		$ 1,000	$ 917.60	$ 3.77
Hypothetical-B		$ 1,000	$ 1,021.27	$ 3.97

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $102,362 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

International Growth designates 58%, Class I designates 61%, and Class Z designates 42% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Growth, Class name I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/12/2022	$0.0000	$0.0000
Class M	12/12/2022	$0.0000	$0.0000
Class C	12/12/2022	$0.0000	$0.0000
International Growth	12/12/2022	$0.0573	$0.0223
Class I	12/12/2022	$0.0543	$0.0223
Class Z	12/12/2022	$0.0803	$0.0223

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.912350.113
IGF-ANN-1223
Fidelity® Series Emerging Markets Fund
Fidelity® Series Emerging Markets Opportunities Fund
Fidelity® Series International Growth Fund
Fidelity® Series International Small Cap Fund
Fidelity® Series International Value Fund

Annual Report
October 31, 2023

Contents

Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Series Emerging Markets Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Emerging Markets Fund	14.04%	-0.77%	-3.02%

A   From August 29, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund, on August 29, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Series Emerging Markets Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager John Chow:
For the fiscal year ending October 31, 2023, the fund gained 14.04%, versus 10.84% for the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, security selection in emerging Asia, especially South Korea and India, contributed to the fund's performance versus the benchmark. By sector, the biggest relative contributor was security selection in consumer staples, especially within the food, beverage & tobacco industry. Investment choices in industrials and consumer discretionary also boosted relative performance. The top individual relative contributor was an overweight in PDD Holdings (+81%), one of the portfolio's largest holdings at period end, having increased our position the past 12 months. A second notable relative contributor was our stake in POSCO (+189%), though the stock was no longer held at period end. An overweight in Trip.com (+51%), another of the portfolio's more sizable holdings, further contributed. In contrast, on a regional basis, security selection in emerging Europe, the Middle East & Africa - South Africa, in particular - detracted from the fund's relative result, as did an underweight in emerging Asia, namely Taiwan. By sector, stock selection in financials pressured performance, especially banks. Subpar investment choices in energy also hampered the fund's result. Positioning in the technology hardware & equipment segment of the information technology sector hurt as well. The largest individual relative detractor was untimely positioning in Alibaba (+28%), one of the portfolio's biggest holdings. A non-benchmark stake in Lukoil returned about -33% and was the second-largest relative detractor. An overweight in Impala Platinum Holdings (-58%) also weighed on relative performance the past 12 months. Notable changes in positioning include decreased exposure to Indonesia and a higher allocation to equity markets in Taiwan. By sector, meaningful shifts include increased exposure to the industrials sector and a lower allocation to materials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.5
Tencent Holdings Ltd. (China, Interactive Media & Services)	4.4
Alibaba Group Holding Ltd. (China, Broadline Retail)	3.9
PDD Holdings, Inc. ADR (China, Broadline Retail)	2.4
HDFC Bank Ltd. (India, Banks)	2.0
Meituan Class B (China, Hotels, Restaurants & Leisure)	1.7
New Oriental Education & Technology Group, Inc. sponsored ADR (China, Diversified Consumer Services)	1.6
ICICI Bank Ltd. (India, Banks)	1.6
Trip.com Group Ltd. ADR (China, Hotels, Restaurants & Leisure)	1.4
32.2

Market Sectors (% of Fund's net assets)

Information Technology	21.1
Financials	20.1
Consumer Discretionary	16.2
Communication Services	9.5
Industrials	5.5
Consumer Staples	5.2
Materials	4.1
Health Care	4.1
Energy	3.6
Utilities	1.5
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Futures - 4.6%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series Emerging Markets Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 90.1%
	Shares	Value ($)
Brazil - 3.8%
Banco BTG Pactual SA unit	8,715,773	51,170,106
Banco do Brasil SA	3,061,931	29,363,686
Hapvida Participacoes e Investimentos SA (a)(b)	50,640,905	37,063,508
Localiza Rent a Car SA	1,880,360	18,972,363
Localiza Rent a Car SA rights 11/10/23 (a)	13,068	18,144
Raia Drogasil SA	5,967,499	30,537,308
Vale SA	1,454,479	19,905,598
TOTAL BRAZIL		187,030,713
China - 31.6%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	1,283,100	30,059,742
Airtac International Group	1,511,700	49,662,782
Alibaba Group Holding Ltd. (a)	16,367,262	168,502,257
Alibaba Group Holding Ltd. sponsored ADR (a)	270,100	22,294,054
Anta Sports Products Ltd.	982,129	11,107,379
Baidu, Inc. sponsored ADR (a)	114,588	12,031,740
BeiGene Ltd. ADR (a)	34,045	6,341,903
BYD Co. Ltd. (H Shares)	1,173,681	35,691,791
China Construction Bank Corp. (H Shares)	70,918,005	40,108,252
China Life Insurance Co. Ltd. (H Shares)	35,141,937	47,596,199
ENN Energy Holdings Ltd.	1,331,163	10,083,755
Flat Glass Group Co. Ltd. (c)	8,379,811	15,049,133
Haier Smart Home Co. Ltd.	7,797,449	22,240,891
Industrial & Commercial Bank of China Ltd. (H Shares)	53,735,270	25,752,347
Innovent Biologics, Inc. (a)(b)	3,842,000	22,641,535
JD.com, Inc. sponsored ADR	964,694	24,522,521
Kweichow Moutai Co. Ltd. (A Shares)	177,302	40,842,266
Li Auto, Inc. ADR (a)	727,052	24,581,628
Li Ning Co. Ltd.	1,713,147	5,249,774
Maxscend Microelectronics Co. Ltd. (A Shares)	440,800	9,096,073
Meituan Class B (a)(b)	5,723,775	81,134,592
NetEase, Inc. ADR (c)	553,758	59,207,805
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,227,837	80,411,045
PDD Holdings, Inc. ADR (a)	1,143,907	116,015,048
PetroChina Co. Ltd. (H Shares)	57,944,677	37,821,398
Ping An Insurance Group Co. of China Ltd. (H Shares)	7,310,418	37,081,925
Sany Heavy Industry Co. Ltd. (A Shares)	5,802,200	11,474,807
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	1,492,619	58,351,593
Shenzhou International Group Holdings Ltd.	1,141,059	11,208,021
Sinotruk Hong Kong Ltd.	29,035,192	54,687,875
Tencent Holdings Ltd.	5,813,181	215,138,598
Trip.com Group Ltd. ADR (a)	2,035,312	69,200,608
Will Semiconductor Ltd.	343,700	5,186,672
Wuliangye Yibin Co. Ltd. (A Shares)	679,168	14,480,607
WuXi AppTec Co. Ltd. (H Shares) (b)	1,370,900	16,473,483
Wuxi Biologics (Cayman), Inc. (a)(b)	3,547,033	22,054,536
Zijin Mining Group Co. Ltd. (H Shares)	22,362,192	34,592,341
TOTAL CHINA		1,547,976,976
Greece - 0.2%
OPAP SA	668,600	11,319,131
Hungary - 0.5%
Richter Gedeon PLC	969,648	22,735,569
India - 14.7%
Axis Bank Ltd.	3,331,731	39,302,122
Bharti Airtel Ltd.	3,176,835	34,879,591
HDFC Bank Ltd.	5,450,488	96,687,654
HDFC Standard Life Insurance Co. Ltd. (b)	6,386,817	47,431,468
Hindustan Aeronautics Ltd.	1,429,324	31,271,105
Hindustan Unilever Ltd.	585,909	17,480,313
ICICI Bank Ltd.	7,018,595	77,194,249
Infosys Ltd.	1,923,151	31,618,295
ITC Ltd.	5,796,274	29,827,688
Larsen & Toubro Ltd.	1,842,786	64,830,034
Mankind Pharma Ltd.	634,711	13,293,489
NTPC Ltd.	22,874,387	64,787,371
Reliance Industries Ltd.	2,136,797	58,739,731
SRF Ltd.	1,090,925	28,757,753
Tata Consultancy Services Ltd.	345,573	13,985,880
Tata Steel Ltd.	8,361,034	11,927,540
Ultratech Cement Ltd.	565,867	57,251,012
TOTAL INDIA		719,265,295
Indonesia - 2.1%
PT Bank Central Asia Tbk	62,638,009	34,508,573
PT Bank Mandiri (Persero) Tbk	52,704,070	18,828,641
PT Bank Negara Indonesia (Persero) Tbk	40,281,508	12,156,419
PT Bank Rakyat Indonesia (Persero) Tbk	97,777,894	30,573,573
PT Telkom Indonesia Persero Tbk	38,783,448	8,501,945
TOTAL INDONESIA		104,569,151
Korea (South) - 12.4%
AMOREPACIFIC Corp.	142,360	13,342,969
Hansol Chemical Co. Ltd.	62,048	6,914,012
Hyundai Mipo Dockyard Co. Ltd. (a)	217,406	11,186,853
Hyundai Motor Co. Ltd.	420,463	52,893,153
JYP Entertainment Corp.	330,941	25,153,801
KB Financial Group, Inc.	1,015,678	38,658,494
Kia Corp.	604,672	34,494,577
Korea Aerospace Industries Ltd.	666,965	21,913,760
LG Chemical Ltd.	22,689	7,425,119
LG Innotek Co. Ltd.	54,814	9,084,129
NAVER Corp.	342,260	47,778,104
Samsung Electronics Co. Ltd.	5,432,711	270,011,673
SK Hynix, Inc.	788,459	68,369,954
TOTAL KOREA (SOUTH)		607,226,598
Mexico - 3.9%
America Movil S.A.B. de CV Series L	14,108,753	11,652,301
CEMEX S.A.B. de CV sponsored ADR (a)	1,701,116	10,155,663
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	862,878	27,128,884
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	278,469	31,581,169
Gruma S.A.B. de CV Series B	2,271,443	39,526,308
Grupo Financiero Banorte S.A.B. de CV Series O	6,755,914	54,829,737
Wal-Mart de Mexico SA de CV Series V	4,022,800	14,398,540
TOTAL MEXICO		189,272,602
Peru - 0.3%
Credicorp Ltd. (United States)	117,597	14,694,921
Philippines - 0.1%
Ayala Land, Inc.	14,767,100	7,248,926
Russia - 0.1%
LUKOIL PJSC (d)	568,462	175,994
Sberbank of Russia (d)	5,098,115	31,353
Yandex NV Series A (a)(d)	273,678	2,983,090
TOTAL RUSSIA		3,190,437
Saudi Arabia - 2.9%
Al Rajhi Bank	2,250,962	40,260,036
Alinma Bank	3,943,308	34,581,201
Saudi Arabian Oil Co. (b)	1,371,194	12,171,010
Saudi Telecom Co.	1,365,897	13,980,820
The Saudi National Bank	4,750,441	42,482,486
TOTAL SAUDI ARABIA		143,475,553
South Africa - 2.5%
Absa Group Ltd.	2,477,970	22,591,907
Bid Corp. Ltd.	925,627	19,636,950
Capitec Bank Holdings Ltd. (c)	173,418	15,398,402
FirstRand Ltd.	2,667,973	8,795,185
Impala Platinum Holdings Ltd.	996,347	4,150,375
MTN Group Ltd.	1,026,257	5,009,731
Naspers Ltd. Class N	175,109	27,334,668
Standard Bank Group Ltd.	2,030,300	19,923,357
TOTAL SOUTH AFRICA		122,840,575
Taiwan - 13.8%
Alchip Technologies Ltd.	645,654	52,913,419
Chailease Holding Co. Ltd.	8,374,599	45,393,443
E Ink Holdings, Inc.	1,468,716	7,636,028
eMemory Technology, Inc.	595,605	37,286,776
Formosa Plastics Corp.	4,114,674	9,777,869
HIWIN Technologies Corp.	2,873,296	17,399,173
International Games Systems Co. Ltd.	1,329,365	25,603,676
King Yuan Electronics Co. Ltd.	10,566,137	25,014,027
MediaTek, Inc.	907,695	23,672,015
Realtek Semiconductor Corp.	809,803	10,084,699
Taiwan Semiconductor Manufacturing Co. Ltd.	23,140,292	377,648,176
Unimicron Technology Corp.	2,542,150	11,329,040
Yageo Corp.	2,086,967	33,998,755
TOTAL TAIWAN		677,757,096
Thailand - 1.0%
Bangkok Bank PCL (For. Reg.)	4,401,402	19,180,667
PTT Exploration and Production PCL (For. Reg.)	3,884,318	17,640,860
SCB X PCL (For. Reg.)	3,943,959	10,753,506
TOTAL THAILAND		47,575,033
United Arab Emirates - 0.2%
Adnoc Gas PLC	13,713,574	11,984,909
TOTAL COMMON STOCKS (Cost $4,370,890,491)		4,418,163,485

Nonconvertible Preferred Stocks - 1.6%
	Shares	Value ($)
Brazil - 1.6%
Banco Bradesco SA (PN)	2,893,103	8,027,869
Gerdau SA	2,800,933	12,094,275
Itau Unibanco Holding SA	3,606,085	19,182,863
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,633,002	39,495,030

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $69,061,242)		78,800,037

Government Obligations - 0.2%
	Principal Amount (e)	Value ($)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 5.34% to 5.4% 11/2/23 to 12/28/23 (f) (Cost $8,490,264)	8,540,000	8,490,269

Money Market Funds - 7.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	314,965,743	315,028,737
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	48,132,844	48,137,657
TOTAL MONEY MARKET FUNDS (Cost $363,166,394)		363,166,394

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $4,811,608,391)	4,868,620,185
NET OTHER ASSETS (LIABILITIES) - 0.7%	36,237,826
NET ASSETS - 100.0%	4,904,858,011

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	4,865	Dec 2023	223,595,400	(3,742,873)	(3,742,873)

The notional amount of futures purchased as a percentage of Net Assets is 4.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $90,455,319.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $238,970,132 or 4.9% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,939,578.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	175,911,032	2,617,975,624	2,478,857,919	11,722,077	-	-	315,028,737	0.7%
Fidelity Securities Lending Cash Central Fund 5.40%	9,725,325	454,894,110	416,481,778	306,094	-	-	48,137,657	0.2%
Total	185,636,357	3,072,869,734	2,895,339,697	12,028,171	-	-	363,166,394

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	461,921,202	101,882,397	357,055,715	2,983,090
Consumer Discretionary	798,201,138	375,678,703	422,522,435	-
Consumer Staples	251,654,118	135,680,275	115,973,843	-
Energy	178,028,932	63,650,949	114,201,989	175,994
Financials	982,540,641	361,301,756	621,207,532	31,353
Health Care	198,955,616	66,140,980	132,814,636	-
Industrials	281,416,896	18,990,507	262,426,389	-
Information Technology	1,032,044,486	-	1,032,044,486	-
Materials	202,951,557	42,155,536	160,796,021	-
Real Estate	34,377,810	27,128,884	7,248,926	-
Utilities	74,871,126	-	74,871,126	-

Government Obligations	8,490,269	-	8,490,269	-

Money Market Funds	363,166,394	363,166,394	-	-
Total Investments in Securities:	4,868,620,185	1,555,776,381	3,309,653,367	3,190,437
Derivative Instruments: Liabilities
Futures Contracts	(3,742,873)	(3,742,873)	-	-
Total Liabilities	(3,742,873)	(3,742,873)	-	-
Total Derivative Instruments:	(3,742,873)	(3,742,873)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(3,742,873)
Total Equity Risk	0	(3,742,873)
Total Value of Derivatives	0	(3,742,873)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $46,147,237) - See accompanying schedule:
Unaffiliated issuers (cost $4,448,441,997)	$4,505,453,791
Fidelity Central Funds (cost $363,166,394)	363,166,394

Total Investment in Securities (cost $4,811,608,391)		$4,868,620,185
Foreign currency held at value (cost $130,793)		114,643
Receivable for investments sold		40,869,754
Receivable for fund shares sold		112,459,012
Dividends receivable		5,011,562
Distributions receivable from Fidelity Central Funds		1,545,492
Receivable from investment adviser for expense reductions		62,895
Other receivables		1,292,952
Total assets		5,029,976,495
Liabilities
Payable for investments purchased	$40,333,136
Payable for fund shares redeemed	28,547,057
Payable for daily variation margin on futures contracts	829,181
Deferred taxes	6,591,794
Other payables and accrued expenses	679,659
Collateral on securities loaned	48,137,657
Total Liabilities		125,118,484
Net Assets		$4,904,858,011
Net Assets consist of:
Paid in capital		$5,398,310,807
Total accumulated earnings (loss)		(493,452,796)
Net Assets		$4,904,858,011
Net Asset Value, offering price and redemption price per share ($4,904,858,011 ÷ 635,744,143 shares)		$7.72

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$100,133,122
Non-Cash dividends		7,004,906
Interest		244,308
Income from Fidelity Central Funds (including $306,094 from security lending)		12,028,171
Income before foreign taxes withheld		$119,410,507
Less foreign taxes withheld		(11,929,259)
Total Income		107,481,248
Expenses
Custodian fees and expenses	$1,042,894
Independent trustees' fees and expenses	18,413
Total expenses before reductions	1,061,307
Expense reductions	(584,710)
Total expenses after reductions		476,597
Net Investment income (loss)		107,004,651
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $7,280,947)	(255,850,963)
Foreign currency transactions	(4,064,321)
Futures contracts	(20,807,407)
Total net realized gain (loss)		(280,722,691)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $273,004)	412,458,220
Assets and liabilities in foreign currencies	(1,429)
Futures contracts	8,062,165
Total change in net unrealized appreciation (depreciation)		420,518,956
Net gain (loss)		139,796,265
Net increase (decrease) in net assets resulting from operations		$246,800,916
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107,004,651	$74,510,346
Net realized gain (loss)	(280,722,691)	(324,627,707)
Change in net unrealized appreciation (depreciation)	420,518,956	(1,027,426,269)
Net increase (decrease) in net assets resulting from operations	246,800,916	(1,277,543,630)
Distributions to shareholders	(65,273,730)	(105,313,301)

Share transactions
Proceeds from sales of shares	2,785,308,852	739,859,925
Reinvestment of distributions	65,273,730	105,313,301
Cost of shares redeemed	(563,995,467)	(265,266,031)

Net increase (decrease) in net assets resulting from share transactions	2,286,587,115	579,907,195
Total increase (decrease) in net assets	2,468,114,301	(802,949,736)

Net Assets
Beginning of period	2,436,743,710	3,239,693,446
End of period	$4,904,858,011	$2,436,743,710

Other Information
Shares
Sold	345,359,955	84,221,344
Issued in reinvestment of distributions	8,304,546	9,925,853
Redeemed	(69,208,198)	(29,402,412)
Net increase (decrease)	284,456,303	64,744,785

Financial Highlights
Fidelity® Series Emerging Markets Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$6.94	$11.31	$9.65	$9.48	$8.87
Income from Investment Operations
Net investment income (loss) A,B	.24	.23	.20	.17	.30 C
Net realized and unrealized gain (loss)	.74	(4.24)	1.62	.22	.35
Total from investment operations	.98	(4.01)	1.82	.39	.65
Distributions from net investment income	(.20)	(.30)	(.16)	(.22)	(.04)
Distributions from net realized gain	-	(.07)	-	-	-
Total distributions	(.20)	(.36) D	(.16)	(.22)	(.04)
Net asset value, end of period	$7.72	$6.94	$11.31	$9.65	$9.48
Total Return E,F	14.04%	(36.53)%	18.88%	4.16%	7.33%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.03%	.04%	.04%	.05%	.04%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.96%	2.61%	1.70%	1.86%	3.24% C
Supplemental Data
Net assets, end of period (000 omitted)	$4,904,858	$2,436,744	$3,239,693	$2,995,875	$2,065,165
Portfolio turnover rate I	90%	65%	78%	117% J	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.50%.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series Emerging Markets Opportunities Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Emerging Markets Opportunities Fund	14.40%	3.65%	2.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Opportunities Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Series Emerging Markets Opportunities Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Managers Priyanshu Bakshi, Di Chen and Lewis Chung:
For the fiscal year, the fund gained 14.40%, versus 10.84% for the benchmark MSCI Emerging Markets Net MA Index. From a regional standpoint, stock picks in Emerging Asia and an underweight in the Middle East contributed to the fund's performance versus the benchmark. By sector, security selection was the primary contributor, especially within consumer discretionary, where our picks in consumer discretionary distribution & retail contributed most. Security selection in materials also helped. The top individual relative contributor was an overweight in PDD (+83%). PDD was one of our biggest holdings. A second notable relative contributor was Posco Holdings (+71%). This period we decreased our position in Posco Holdings. In contrast, from a regional standpoint, security selection in Africa, primarily in South Africa, and an underweight in Emerging Asia, primarily in Taiwan, detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was stock selection in financials, primarily within the financial services industry. An underweight in information technology, primarily within the technology hardware & equipment industry, also hampered the fund's result. Lastly, the fund's position in cash detracted. The largest individual relative detractor was an overweight in Impala Platinum Holdings (-58%). A second notable relative detractor was our non-benchmark stake in PagSeguro Digital (-48%). Notable changes in positioning include increased exposure to Taiwan and China. By sector, meaningful changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to industrials.
Note to shareholders:
On December 27, 2022, Lewis Chung assumed co-management responsibilities for the fund. On July 1, 2023, Guillermo de las Casas came off of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Opportunities Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Tencent Holdings Ltd. (China, Interactive Media & Services)	4.1
Alibaba Group Holding Ltd. (China, Broadline Retail)	3.0
HDFC Bank Ltd. (India, Banks)	2.3
PDD Holdings, Inc. ADR (China, Broadline Retail)	2.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.8
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	1.6
Infosys Ltd. (India, IT Consulting & Other Services)	1.6
China Construction Bank Corp. (H Shares) (China, Banks)	1.4
29.8

Market Sectors (% of Fund's net assets)

Financials	22.5
Information Technology	19.5
Consumer Discretionary	15.4
Communication Services	9.3
Materials	7.6
Consumer Staples	6.4
Industrials	5.3
Energy	4.8
Health Care	3.6
Utilities	2.9
Real Estate	1.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series Emerging Markets Opportunities Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.9%
	Shares	Value ($)
Brazil - 6.0%
Cury Construtora e Incorporado SA	3,143,400	9,190,007
Cyrela Brazil Realty SA	1,904,800	6,796,718
Dexco SA	29,311,511	39,882,375
ENGIE Brasil Energia SA	4,621,800	36,026,527
Equatorial Energia SA	9,458,334	59,281,669
Hapvida Participacoes e Investimentos SA (a)(b)	61,245,200	44,824,672
Hypera SA (a)	3,565,400	21,420,333
Localiza Rent a Car SA	8,646,150	87,237,497
Localiza Rent a Car SA rights 11/10/23 (a)	63,400	88,025
LOG Commercial Properties e Participacoes SA	2,606,151	10,710,457
MercadoLibre, Inc. (a)	50,847	63,087,907
Multiplan Empreendimentos Imobiliarios SA (a)	455,600	2,235,641
PagSeguro Digital Ltd. (a)(c)	13,219,949	93,332,840
Raia Drogasil SA	24,662,792	126,206,185
Rede D'Oregon Sao Luiz SA (b)	783,900	3,361,515
Rumo SA	20,858,500	92,299,923
StoneCo Ltd. Class A (a)	5,511,848	54,649,973
Suzano Papel e Celulose SA	6,565,200	67,152,747
Transmissora Alianca de Energia Eletrica SA	4,534,900	30,393,072
Vale SA sponsored ADR (c)	13,040,370	178,783,473
XP, Inc. Class A	8,746,465	174,929,300
YDUQS Participacoes SA	3,769,779	13,256,941
TOTAL BRAZIL		1,215,147,797
Canada - 0.8%
Barrick Gold Corp.	9,976,800	159,429,264
Chile - 1.1%
Antofagasta PLC	6,322,144	103,353,161
Banco de Chile	1,078,313,300	110,783,137
TOTAL CHILE		214,136,298
China - 27.5%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	1,436,800	33,660,539
Akeso, Inc. (a)(b)	3,560,545	19,994,441
Alibaba Group Holding Ltd. (a)	55,000,176	566,231,161
Alibaba Group Holding Ltd. sponsored ADR (a)	404,956	33,425,068
Angelalign Technology, Inc. (b)(c)	845,800	5,831,217
Anta Sports Products Ltd.	2,925,800	33,089,309
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (b)	840,400	10,928,837
Baidu, Inc.:
Class A (a)	2,062,227	27,074,584
sponsored ADR (a)	139,551	14,652,855
BeiGene Ltd. ADR (a)	217,000	40,422,760
Beijing Enlight Media Co. Ltd. (A Shares)	15,476,876	16,553,484
Bilibili, Inc. ADR (a)(c)	1,154,054	15,498,945
BYD Co. Ltd. (H Shares)	5,710,007	173,642,051
C&S Paper Co. Ltd. (A Shares)	22,252,600	33,042,672
China Communications Services Corp. Ltd. (H Shares)	76,630,000	31,343,686
China Construction Bank Corp. (H Shares)	491,178,000	277,789,694
China Gas Holdings Ltd.	36,096,000	32,450,554
China Jushi Co. Ltd. (A Shares)	44,724,100	70,796,620
China Life Insurance Co. Ltd. (H Shares)	92,444,690	125,206,982
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	4,509,628	6,803,655
China Overseas Land and Investment Ltd.	14,948,900	28,210,213
China Petroleum & Chemical Corp. (H Shares)	199,038,000	101,795,561
China Resources Beer Holdings Co. Ltd.	13,834,666	73,208,450
China Resources Land Ltd.	13,515,720	50,590,805
China Tower Corp. Ltd. (H Shares) (b)	122,798,824	11,451,097
Daqin Railway Co. Ltd. (A Shares)	82,255,400	81,088,662
Daqo New Energy Corp. ADR (a)	181,278	4,615,338
ENN Energy Holdings Ltd.	7,544,500	57,150,697
ESR Group Ltd. (b)	5,393,000	6,929,443
Greentown China Holdings Ltd.	10,694,500	10,375,175
Guangdong Investment Ltd.	46,124,000	31,474,191
Haier Smart Home Co. Ltd.	27,845,016	79,423,151
Haier Smart Home Co. Ltd. (A Shares)	1,171,203	3,559,279
Haitian International Holdings Ltd.	17,388,306	41,481,263
Innovent Biologics, Inc. (a)(b)	7,924,862	46,702,508
JD.com, Inc. Class A	5,263,429	66,914,828
JOYY, Inc. ADR	363,583	14,150,650
KE Holdings, Inc. ADR	2,310,700	33,990,397
Kingdee International Software Group Co. Ltd. (a)	4,210,000	5,586,116
Kunlun Energy Co. Ltd.	56,298,000	46,902,083
Kweichow Moutai Co. Ltd. (A Shares)	414,810	95,553,239
Lenovo Group Ltd.	66,718,000	77,641,879
Li Auto, Inc.:
ADR (a)(c)	3,539,469	119,669,447
Class A (a)	548,481	9,276,804
Longfor Properties Co. Ltd. (b)	2,636,435	3,838,020
Maxscend Microelectronics Co. Ltd. (A Shares)	646,400	13,338,706
Medlive Technology Co. Ltd. (b)	3,949,965	3,943,578
Meituan Class B (a)(b)	19,489,239	276,260,238
NetEase, Inc. ADR	774,375	82,796,175
New Oriental Education & Technology Group, Inc. (a)	1,197,100	7,805,137
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,815,398	118,890,415
PDD Holdings, Inc. ADR (a)	3,921,563	397,724,919
Ping An Insurance Group Co. of China Ltd. (H Shares)	46,004,500	233,356,753
Proya Cosmetics Co. Ltd. (A Shares)	6,538,322	92,855,769
Shangri-La Asia Ltd. (a)	7,982,000	5,092,337
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	1,584,539	61,945,061
Sinopec Engineering Group Co. Ltd. (H Shares)	50,696,687	25,336,338
Sinopharm Group Co. Ltd. (H Shares)	10,756,000	25,720,642
Sinotruk Hong Kong Ltd.	16,663,661	31,386,058
Sunny Optical Technology Group Co. Ltd.	4,011,100	33,604,730
Tencent Holdings Ltd.	22,387,081	828,518,021
Tofflon Science & Technology Group Co. Ltd. (A Shares)	1,556,821	4,037,184
Tongdao Liepin Group (a)	6,814,426	5,006,747
TravelSky Technology Ltd. (H Shares)	23,095,000	36,483,938
Trip.com Group Ltd. ADR (a)	3,980,916	135,351,144
Tsingtao Brewery Co. Ltd. (H Shares)	11,249,384	85,310,030
Uni-President China Holdings Ltd.	38,725,000	26,355,883
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	3,176,404	38,169,405
Wuxi Biologics (Cayman), Inc. (a)(b)	16,867,087	104,875,193
Xinyi Solar Holdings Ltd.	32,552,804	19,157,626
XPeng, Inc. ADR (a)(c)	2,578,579	37,337,824
Zai Lab Ltd. (a)	10,515,602	26,836,407
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	5,109,600	16,490,560
ZTO Express, Inc. sponsored ADR	4,733,400	111,566,238
TOTAL CHINA		5,555,571,466
Greece - 1.0%
Alpha Bank SA (a)	86,748,700	129,422,207
Piraeus Financial Holdings SA (a)	22,339,347	65,947,964
TOTAL GREECE		195,370,171
Hong Kong - 0.9%
ASMPT Ltd.	4,494,604	38,067,279
Gushengtang Holdings Ltd.	654,700	3,921,951
Huanxi Media Group Ltd. (a)	129,191,425	11,880,799
Kerry Properties Ltd.	6,340,500	10,669,710
Prudential PLC	11,961,814	125,077,378
TOTAL HONG KONG		189,617,117
Hungary - 0.2%
Richter Gedeon PLC	1,656,600	38,842,697
India - 19.0%
Apollo Hospitals Enterprise Ltd.	1,131,100	65,474,739
Bajaj Auto Ltd.	1,211,636	77,268,328
Bajaj Finance Ltd.	2,126,377	191,358,478
Bharat Electronics Ltd.	51,779,600	82,931,032
Bharti Airtel Ltd.	17,766,964	195,069,760
Coal India Ltd.	22,809,400	86,073,857
Divi's Laboratories Ltd.	719,200	29,260,243
Eicher Motors Ltd.	1,394,633	55,180,415
Embassy Office Parks (REIT)	5,472,069	20,470,850
HDFC Bank Ltd.	26,462,097	469,418,163
HDFC Standard Life Insurance Co. Ltd. (b)	19,888,241	147,699,309
Hindustan Aeronautics Ltd.	2,620,200	57,325,386
ICICI Bank Ltd.	13,023,800	143,242,695
Indraprastha Gas Ltd.	9,819,494	45,093,090
Infosys Ltd.	3,034,734	49,893,697
Infosys Ltd. sponsored ADR	15,803,475	259,493,060
ITC Ltd.	25,529,254	131,373,815
JK Cement Ltd.	2,992,821	113,422,453
Larsen & Toubro Ltd.	4,240,516	149,183,245
Ltimindtree Ltd. (b)	258,472	15,720,966
Mahanagar Gas Ltd.	3,221,234	39,928,695
Mahindra & Mahindra Ltd.	1,406,300	24,638,481
MakeMyTrip Ltd. (a)	1,662,700	64,396,371
Mankind Pharma Ltd.	2,518,039	52,738,215
Maruti Suzuki India Ltd.	463,781	57,898,238
NTPC Ltd.	29,852,345	84,551,116
One97 Communications Ltd. (a)	6,185,057	68,430,139
Persistent Systems Ltd.	118,100	8,744,948
Petronet LNG Ltd.	10,959,980	26,262,841
Pine Labs Private Ltd. (a)(d)(e)	9,606	3,013,306
Power Grid Corp. of India Ltd.	34,271,672	83,212,154
Reliance Industries Ltd.	13,512,692	371,458,728
Shree Cement Ltd.	235,468	72,552,677
Sona Blw Precision Forgings Ltd. (b)	5,599,375	36,429,708
SRF Ltd.	2,143,800	56,512,474
Star Health & Allied Insurance Co. Ltd. (a)	12,376,100	86,196,187
Tata Motors Ltd.	2,854,395	21,552,880
Tata Steel Ltd.	76,841,000	109,618,507
Torrent Pharmaceuticals Ltd.	926,472	21,409,408
Zomato Ltd. (a)	128,549,652	162,544,515
TOTAL INDIA		3,837,043,169
Indonesia - 2.6%
First Resources Ltd.	53,989,346	59,610,983
PT Bank Central Asia Tbk	348,112,760	191,782,510
PT Bank Rakyat Indonesia (Persero) Tbk	623,075,239	194,825,593
PT Sumber Alfaria Trijaya Tbk	302,740,300	55,097,735
PT Telkom Indonesia Persero Tbk	107,116,000	23,481,521
TOTAL INDONESIA		524,798,342
Korea (South) - 10.1%
AMOREPACIFIC Corp.	604,969	56,701,900
ASICLAND Co. Ltd. (f)	17,300	319,765
Coway Co. Ltd.	1,088,000	34,765,251
Delivery Hero AG (a)(b)	822,552	20,862,104
Hyundai Motor Co. Ltd.	190,679	23,986,923
Jeisys Medical, Inc. (a)(c)	1,003,254	7,820,212
Kakao Corp.	1,186,016	33,379,291
Kakao Pay Corp. (a)	470,761	11,983,582
Kia Corp.	2,512,103	143,307,329
LG Chemical Ltd.	96,026	31,425,118
LG Corp.	1,043,328	59,630,540
LS Electric Co. Ltd.	391,530	18,597,677
NAVER Corp.	994,253	138,793,676
POSCO	184,696	56,456,285
Samsung Biologics Co. Ltd. (a)(b)	145,438	76,344,413
Samsung Electronics Co. Ltd.	18,542,375	921,576,300
Samsung SDI Co. Ltd.	286,592	90,610,497
SK Hynix, Inc.	3,630,234	314,789,901
TOTAL KOREA (SOUTH)		2,041,350,764
Mauritius - 0.0%
Jumo World Holding Ltd. (d)(e)	2,024,724	2,976,344
Jumo World Ltd. (a)(e)	2,021	0
TOTAL MAURITIUS		2,976,344
Mexico - 2.4%
CEMEX S.A.B. de CV sponsored ADR (a)	11,881,600	70,933,152
Corporacion Inmobiliaria Vesta S.A.B. de CV	7,406,684	23,223,687
Fibra Uno Administracion SA de CV	10,490,300	15,925,426
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	1,553,500	18,121,725
Grupo Aeroportuario Norte S.A.B. de CV	2,815,051	21,489,571
Grupo Financiero Banorte S.A.B. de CV Series O	27,707,378	224,867,910
Wal-Mart de Mexico SA de CV Series V	28,330,400	101,401,116
TOTAL MEXICO		475,962,587
Netherlands - 0.1%
CTP BV (b)	878,177	12,785,779
Panama - 0.3%
Copa Holdings SA Class A	763,975	62,378,559
Peru - 0.5%
Credicorp Ltd. (United States)	732,422	91,523,453
Philippines - 0.4%
Ayala Land, Inc.	62,047,224	30,457,961
SM Investments Corp.	2,394,000	33,754,806
SM Prime Holdings, Inc.	20,721,800	10,937,466
TOTAL PHILIPPINES		75,150,233
Poland - 0.4%
CD Projekt RED SA (c)	1,234,658	30,778,146
Dino Polska SA (a)(b)	454,600	43,009,485
TOTAL POLAND		73,787,631
Romania - 0.1%
Societatea de Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	468,948	11,658,887
Russia - 1.1%
Fix Price Group Ltd. GDR (Reg. S) (a)(e)	5,084,349	1,877,803
Gazprom OAO sponsored ADR (Reg. S) (a)(e)	10,986,900	2,509,847
LSR Group OJSC (e)	98,230	98,836
LUKOIL PJSC sponsored ADR (a)(e)	2,479,000	701,284
Novatek PJSC GDR (Reg. S) (a)(e)	648,900	33,742,800
Sberbank of Russia (e)	12,899,053	79,327
Sberbank of Russia sponsored ADR (a)(e)	19,633,994	349,485
Severstal PAO GDR (Reg. S) (a)(e)	6,035,400	142,496
TCS Group Holding PLC GDR (a)(e)	4,004,379	46,450,796
X5 Retail Group NV GDR (Reg. S) (a)(e)	6,393,700	64,448,496
Yandex NV Series A (a)(c)(e)	6,229,522	67,901,790
TOTAL RUSSIA		218,302,960
Saudi Arabia - 3.3%
Al Rajhi Bank	8,694,815	155,512,871
Alinma Bank	13,831,800	121,299,238
Bupa Arabia for Cooperative Insurance Co.	2,544,832	144,484,811
Saudi Arabian Oil Co. (b)	5,079,700	45,088,498
The Saudi National Bank	22,270,216	199,159,225
TOTAL SAUDI ARABIA		665,544,643
Singapore - 1.0%
Sea Ltd. ADR (a)	5,012,953	209,040,140
South Africa - 2.7%
Capitec Bank Holdings Ltd. (c)	1,722,061	152,907,929
Discovery Ltd.	14,623,000	100,883,989
Impala Platinum Holdings Ltd.	19,362,202	80,655,032
Naspers Ltd. Class N	619,516	96,706,988
Pick 'n Pay Stores Ltd. (c)	22,801,884	30,586,028
Shoprite Holdings Ltd.	6,911,676	88,569,582
TOTAL SOUTH AFRICA		550,309,548
Taiwan - 11.0%
Accton Technology Corp.	1,091,037	16,891,805
Alchip Technologies Ltd.	1,412,095	115,725,720
ASE Technology Holding Co. Ltd.	2,935,945	10,270,771
BizLink Holding, Inc.	4,996,327	38,904,348
Chailease Holding Co. Ltd.	30,547,047	165,576,362
Chroma ATE, Inc.	4,074,369	27,511,754
Delta Electronics, Inc.	4,851,561	43,688,067
E Ink Holdings, Inc.	712,000	3,701,772
eMemory Technology, Inc.	842,274	52,729,043
Formosa Plastics Corp.	27,678,000	65,772,372
Global Unichip Corp.	572,114	25,549,816
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,712,000	8,088,311
King Yuan Electronics Co. Ltd.	17,980,408	42,566,400
Lite-On Technology Corp.	4,226,242	13,148,322
Taiwan Semiconductor Manufacturing Co. Ltd.	90,774,984	1,481,442,295
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	241,209	20,818,749
Uni-President Enterprises Corp.	37,004,000	77,572,691
Unimicron Technology Corp.	4,162,030	18,548,002
TOTAL TAIWAN		2,228,506,600
Tanzania - 0.0%
Helios Towers PLC (a)	9,208,600	6,777,115
Thailand - 0.6%
Carabao Group PCL (For. Reg.)	15,745,100	29,413,619
Land & House PCL (For. Reg.)	32,339,500	6,755,824
PTT Global Chemical PCL (For. Reg.)	79,234,900	75,678,095
Supalai PCL (For. Reg.)	13,722,800	6,990,830
TOTAL THAILAND		118,838,368
United Arab Emirates - 0.1%
Emaar Properties PJSC	10,526,500	19,172,961
United States of America - 1.7%
FirstCash Holdings, Inc.	1,591,354	173,330,278
Globant SA (a)	4,479	762,729
Legend Biotech Corp. ADR (a)	397,300	26,249,611
Tenaris SA sponsored ADR	1,686,600	52,824,312
Titan Cement International Trading SA (g)	4,562,736	86,321,617
TOTAL UNITED STATES OF AMERICA		339,488,547
TOTAL COMMON STOCKS (Cost $18,252,835,410)		19,133,511,440

Preferred Stocks - 3.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.6%
China - 0.5%
ByteDance Ltd. Series E1 (a)(d)(e)	399,541	93,352,755
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	769,712	4,533,604
		97,886,359
India - 0.1%
Meesho Series F (a)(d)(e)	431,274	28,045,748
TOTAL CONVERTIBLE PREFERRED STOCKS		125,932,107
Nonconvertible Preferred Stocks - 2.9%
Brazil - 1.9%
Companhia de Transmissao de Energia Eletrica Paulista (PN)	6,031,800	25,351,087
Metalurgica Gerdau SA (PN)	49,435,422	101,287,828
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.) (c)	9,858,100	136,337,523
sponsored ADR	8,323,635	124,854,525
		387,830,963
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (a)(d)(e)	22,959	7,202,009
Series A (a)(d)(e)	5,737	1,799,640
Series B (a)(d)(e)	6,242	1,958,053
Series B2 (a)(d)(e)	5,049	1,583,821
Series C (a)(d)(e)	9,391	2,945,863
Series C1 (a)(d)(e)	1,978	620,479
Series D (a)(d)(e)	2,116	663,768
		16,773,633
Korea (South) - 0.8%
Hyundai Motor Co. Ltd. Series 2	891,867	66,160,445
Samsung Electronics Co. Ltd.	2,317,999	92,408,290
		158,568,735
United States of America - 0.1%
Gupshup, Inc. (a)(d)(e)	566,129	7,076,613
TOTAL NONCONVERTIBLE PREFERRED STOCKS		570,249,944
TOTAL PREFERRED STOCKS (Cost $506,376,297)		696,182,051

Corporate Bonds - 0.2%
	Principal Amount (h)	Value ($)
Convertible Bonds - 0.2%
Brazil - 0.2%
Creditas Financial Solutions Ltd. 5% 7/28/27 (d)(e)	33,309,389	33,292,734
Nonconvertible Bonds - 0.0%
China - 0.0%
Ant International Co. Ltd. 3.55% 8/14/24 (d)(e)	12,904,612	12,840,089
TOTAL CORPORATE BONDS (Cost $46,214,001)		46,132,823

Government Obligations - 0.0%
	Principal Amount (h)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 5.36% to 5.36% 11/30/23 (i) (Cost $2,270,294)	2,280,000	2,270,286

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (j)	355,837,407	355,908,574
Fidelity Securities Lending Cash Central Fund 5.40% (j)(k)	380,095,191	380,133,200
TOTAL MONEY MARKET FUNDS (Cost $736,037,618)		736,041,774

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $19,543,733,620)	20,614,138,374
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(448,426,037)
NET ASSETS - 100.0%	20,165,712,337

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	3	Dec 2023	137,880	(10,451)	(10,451)

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $975,050,426 or 4.8% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $201,904,826 or 1.0% of net assets.

(e)	Level 3 security
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Affiliated company
(h)	Amount is stated in United States dollars unless otherwise noted.
(i)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,936.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ant International Co. Ltd. 3.55% 8/14/24	8/14/23	12,904,612

ByteDance Ltd. Series E1	11/18/20	43,779,377

Creditas Financial Solutions Ltd. 5% 7/28/27	1/28/22 - 7/28/23	33,309,389

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	10,932,333

Gupshup, Inc.	6/08/21	12,944,653

Jumo World Holding Ltd.	9/06/23	2,024,724

Meesho Series F	9/21/21	33,066,770

Pine Labs Private Ltd.	6/30/21	3,581,693

Pine Labs Private Ltd. Series 1	6/30/21	8,560,493

Pine Labs Private Ltd. Series A	6/30/21	2,139,098

Pine Labs Private Ltd. Series B	6/30/21	2,327,392

Pine Labs Private Ltd. Series B2	6/30/21	1,882,570

Pine Labs Private Ltd. Series C	6/30/21	3,501,528

Pine Labs Private Ltd. Series C1	6/30/21	737,517

Pine Labs Private Ltd. Series D	6/30/21	788,972

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	723,008,581	11,203,545,308	11,570,645,315	17,993,301	14,324	(14,324)	355,908,574	0.8%
Fidelity Securities Lending Cash Central Fund 5.40%	429,041,537	4,814,632,670	4,863,541,007	4,202,666	-	-	380,133,200	1.6%
Total	1,152,050,118	16,018,177,978	16,434,186,322	22,195,967	14,324	(14,324)	736,041,774

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
JK Cement Ltd.	153,502,664	-	63,000,916	515,411	21,641,475	1,279,230	-
LOG Commercial Properties e Participacoes SA	24,979,870	1,289,316	14,150,887	728,098	(3,905,270)	2,497,428	-
Pick 'n Pay Stores Ltd.	119,922,945	287,922	35,437,696	2,204,172	(29,290,770)	(24,896,373)	-
Titan Cement International Trading SA	65,636,709	-	24,607,516	3,486,363	(9,202,457)	54,494,881	86,321,617
Zai Lab Ltd.	25,948,841	3,264,891	6,860,083	-	(13,688,095)	18,170,853	-
Zai Lab Ltd. ADR	1,098,404	-	1,681,573	-	(196,203)	779,372	-
Total	391,089,433	4,842,129	145,738,671	6,934,044	(34,641,320)	52,325,391	86,321,617

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,826,157,551	373,694,026	1,291,208,980	161,254,545
Consumer Discretionary	3,106,252,347	1,116,695,853	1,961,510,746	28,045,748
Consumer Staples	1,272,195,481	389,772,396	816,096,786	66,326,299
Energy	981,649,776	359,104,858	585,590,987	36,953,931
Financials	4,474,834,902	1,993,035,125	2,431,943,825	49,855,952
Health Care	785,608,846	175,121,588	605,953,654	4,533,604
Industrials	1,060,635,139	393,181,538	667,453,601	-
Information Technology	3,887,536,745	285,689,876	3,574,983,317	26,863,552
Materials	1,540,175,746	807,143,617	732,889,633	142,496
Real Estate	311,173,136	118,044,348	193,029,952	98,836
Utilities	583,473,822	162,711,242	420,762,580	-

Corporate Bonds	46,132,823	-	-	46,132,823

Government Obligations	2,270,286	-	2,270,286	-

Money Market Funds	736,041,774	736,041,774	-	-
Total Investments in Securities:	20,614,138,374	6,910,236,241	13,283,694,347	420,207,786
Derivative Instruments: Liabilities
Futures Contracts	(10,451)	(10,451)	-	-
Total Liabilities	(10,451)	(10,451)	-	-
Total Derivative Instruments:	(10,451)	(10,451)	-	-

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$221,119,750
Net Realized Gain (Loss) on Investment Securities	(18,817,997)
Net Unrealized Gain (Loss) on Investment Securities	227,240,359
Cost of Purchases	26,032,466
Proceeds of Sales	(35,366,792)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$420,207,786
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$205,977,743

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(10,451)
Total Equity Risk	0	(10,451)
Total Value of Derivatives	0	(10,451)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series Emerging Markets Opportunities Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $363,025,568) - See accompanying schedule:
Unaffiliated issuers (cost $18,727,061,868)	$19,791,774,983
Fidelity Central Funds (cost $736,037,618)	736,041,774
Other affiliated issuers (cost $80,634,134)	86,321,617

Total Investment in Securities (cost $19,543,733,620)		$20,614,138,374
Foreign currency held at value (cost $26,065)		26,058
Receivable for investments sold		252,093,889
Receivable for fund shares sold		5,974,789
Dividends receivable		29,023,820
Interest receivable		532,108
Distributions receivable from Fidelity Central Funds		1,910,556
Receivable from investment adviser for expense reductions		375,298
Other receivables		2,988,603
Total assets		20,907,063,495
Liabilities
Payable for investments purchased
Regular delivery	$61,460,707
Delayed delivery	322,963
Payable for fund shares redeemed	202,397,654
Payable for daily variation margin on futures contracts	915
Deferred taxes	95,354,954
Other payables and accrued expenses	1,685,861
Collateral on securities loaned	380,128,104
Total Liabilities		741,351,158
Net Assets		$20,165,712,337
Net Assets consist of:
Paid in capital		$20,895,052,455
Total accumulated earnings (loss)		(729,340,118)
Net Assets		$20,165,712,337
Net Asset Value, offering price and redemption price per share ($20,165,712,337 ÷ 1,272,881,795 shares)		$15.84

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends (including $6,934,044 earned from affiliated issuers)		$636,964,277
Non-Cash dividends		59,985,114
Interest		1,152,433
Income from Fidelity Central Funds (including $4,202,666 from security lending)		22,195,967
Income before foreign taxes withheld		$720,297,791
Less foreign taxes withheld		(68,723,578)
Total Income		651,574,213
Expenses
Custodian fees and expenses	$6,451,475
Independent trustees' fees and expenses	133,473
Interest	134,061
Total expenses before reductions	6,719,009
Expense reductions	(3,467,644)
Total expenses after reductions		3,251,365
Net Investment income (loss)		648,322,848
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $30,385,994)	(754,254,217)
Fidelity Central Funds	14,324
Other affiliated issuers	(34,641,320)
Foreign currency transactions	(19,936,253)
Futures contracts	27,645,873
Total net realized gain (loss)		(781,171,593)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $22,187,594)	3,525,814,147
Fidelity Central Funds	(14,324)
Other affiliated issuers	52,325,391
Assets and liabilities in foreign currencies	3,749,028
Futures contracts	4,764,598
Total change in net unrealized appreciation (depreciation)		3,586,638,840
Net gain (loss)		2,805,467,247
Net increase (decrease) in net assets resulting from operations		$3,453,790,095
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$648,322,848	$687,585,060
Net realized gain (loss)	(781,171,593)	(1,069,863,359)
Change in net unrealized appreciation (depreciation)	3,586,638,840	(10,801,411,227)
Net increase (decrease) in net assets resulting from operations	3,453,790,095	(11,183,689,526)
Distributions to shareholders	(559,062,771)	(3,331,305,613)

Share transactions
Proceeds from sales of shares	1,881,171,940	7,263,042,676
Reinvestment of distributions	559,062,771	3,331,305,613
Cost of shares redeemed	(7,499,526,249)	(2,937,614,184)

Net increase (decrease) in net assets resulting from share transactions	(5,059,291,538)	7,656,734,105
Total increase (decrease) in net assets	(2,164,564,214)	(6,858,261,034)

Net Assets
Beginning of period	22,330,276,551	29,188,537,585
End of period	$20,165,712,337	$22,330,276,551

Other Information
Shares
Sold	114,358,773	398,835,244
Issued in reinvestment of distributions	35,117,008	156,693,585
Redeemed	(452,937,950)	(161,208,420)
Net increase (decrease)	(303,462,169)	394,320,409

Financial Highlights
Fidelity® Series Emerging Markets Opportunities Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.17	$24.69	$21.49	$19.39	$17.66
Income from Investment Operations
Net investment income (loss) A,B	.46	.48	.47	.35	.57 C
Net realized and unrealized gain (loss)	1.58	(8.30)	3.48	2.26	2.71
Total from investment operations	2.04	(7.82)	3.95	2.61	3.28
Distributions from net investment income	(.37)	(.68)	(.33)	(.50)	(.41)
Distributions from net realized gain	-	(2.01)	(.41)	(.02)	(1.14)
Total distributions	(.37)	(2.70) D	(.75) D	(.51) D	(1.55)
Net asset value, end of period	$15.84	$14.17	$24.69	$21.49	$19.39
Total Return E	14.40%	(35.33)%	18.44%	13.66%	20.13%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.03%	.03%	.03%	.04%	.04%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.82%	2.64%	1.82%	1.78%	3.12% C
Supplemental Data
Net assets, end of period (000 omitted)	$20,165,712	$22,330,277	$29,188,538	$26,829,783	$18,675,048
Portfolio turnover rate H	41%	37%	69%	42% I	54%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.29%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series International Growth Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Growth Fund	11.31%	7.63%	5.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Fidelity® Series International Growth Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Jed Weiss:
For the fiscal year ending October 31, 2023, the fund gained 11.31%, versus 10.95% for the benchmark MSCI EAFE Growth Index (Net MA). From a regional standpoint, stock picking in Europe ex the U.K., primarily Ireland, along with an underweight in Asia Pacific ex Japan - Australia in particular - contributed to the fund's performance versus the benchmark. By sector, an underweight in health care proved beneficial, especially in the pharmaceuticals, biotechnology & life sciences industry. Picks and an overweight among materials stocks also helped, as did financials, especially in the financial services category. Further bolstering the portfolio's relative result was an underweight in consumer staples, namely among food, beverage & tobacco companies. The fund's non-benchmark stake in CRH gained about 51% and was the top individual relative contributor. Out-of-benchmark exposure to Linde (+10%), one of the portfolio's largest holdings added value compared with the benchmark as well. Outsized exposure to Safran (+41%), another of our more sizable positions, also helped the past 12 months. In contrast, on a regional basis, stock picking and an underweight in Japan, in addition to non-benchmark exposure to emerging markets, primarily Kenya, detracted from relative performance. Sector-wise, the biggest relative detractor was security selection in information technology, especially software & services firms. Investment choices in industrials and health care also pressured the portfolio's return. The fund's non-benchmark stake in ResMed returned about -36% and was the largest individual relative detractor. An outsized allocation to Misumi Group (-30%) and a smaller-than-benchmark position in Novo Nordisk (+79%) also hurt. The latter was among the portfolio's largest holdings at period end. Notable changes in positioning include increased exposure to equity markets in Denmark and a smaller cash allocation. By sector, meaningful shifts include increased exposure to materials sector and a lower allocation to consumer staples stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Growth Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	5.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	5.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	5.1
Nestle SA (Reg. S) (United States of America, Food Products)	4.7
Linde PLC (United States of America, Chemicals)	4.1
Safran SA (France, Aerospace & Defense)	3.6
Keyence Corp. (Japan, Electronic Equipment, Instruments & Components)	3.1
Atlas Copco AB (A Shares) (Sweden, Machinery)	3.0
Marsh & McLennan Companies, Inc. (United States of America, Insurance)	2.8
Airbus Group NV (France, Aerospace & Defense)	2.8
39.7

Market Sectors (% of Fund's net assets)

Industrials	26.1
Financials	17.7
Information Technology	16.7
Consumer Discretionary	12.8
Materials	8.8
Health Care	8.6
Consumer Staples	4.9
Energy	1.0
Communication Services	0.8

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series International Growth Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($)
Belgium - 0.6%
Azelis Group NV	2,354,310	40,106,636
KBC Group NV	588,800	32,334,182
TOTAL BELGIUM		72,440,818
Canada - 3.5%
CAE, Inc. (a)	4,077,400	85,149,814
Canadian Pacific Kansas City Ltd.	3,517,240	249,725,942
Franco-Nevada Corp.	921,528	112,105,119
TOTAL CANADA		446,980,875
Denmark - 5.7%
Novo Nordisk A/S Series B	6,936,000	669,159,172
Vestas Wind Systems A/S (a)	3,183,300	68,997,336
TOTAL DENMARK		738,156,508
Finland - 0.5%
Kone OYJ (B Shares)	1,513,400	65,478,324
France - 14.6%
Airbus Group NV	2,650,100	355,315,379
Edenred SA	3,180,555	169,074,944
Lectra	1,040,088	26,302,359
Legrand SA	2,421,444	209,470,361
LVMH Moet Hennessy Louis Vuitton SE	913,596	654,071,306
Safran SA	2,951,800	461,128,855
TOTAL FRANCE		1,875,363,204
Germany - 1.2%
Deutsche Borse AG	914,445	150,514,411
Hong Kong - 1.8%
AIA Group Ltd.	26,453,501	229,717,126
India - 2.1%
HDFC Bank Ltd.	8,246,596	146,288,556
Jio Financial Services Ltd.	1,075,000	2,852,232
Kotak Mahindra Bank Ltd.	2,933,600	61,308,181
Reliance Industries Ltd.	1,075,000	29,551,338
Reliance Industries Ltd. GDR (b)	588,500	32,132,100
TOTAL INDIA		272,132,407
Israel - 0.9%
NICE Ltd. sponsored ADR (a)(c)	724,254	111,788,605
Italy - 1.3%
Interpump Group SpA	1,689,520	70,434,636
Prada SpA	15,688,300	94,507,218
TOTAL ITALY		164,941,854
Japan - 10.4%
Azbil Corp.	4,801,505	141,878,080
Hoya Corp.	1,931,200	185,913,960
Keyence Corp.	1,035,387	400,817,686
Lasertec Corp.	902,400	149,058,635
Misumi Group, Inc.	6,682,606	101,165,723
OSG Corp.	2,238,146	25,538,571
Recruit Holdings Co. Ltd.	6,556,705	187,998,488
SHO-BOND Holdings Co. Ltd.	2,041,100	80,384,768
USS Co. Ltd.	3,820,900	66,785,121
TOTAL JAPAN		1,339,541,032
Kenya - 0.0%
Safaricom Ltd.	66,992,800	5,540,089
Netherlands - 6.1%
Aalberts Industries NV	677,263	21,082,724
ASML Holding NV (Netherlands)	1,136,646	683,261,109
IMCD NV	685,854	82,367,190
TOTAL NETHERLANDS		786,711,023
Norway - 0.2%
Schibsted ASA (B Shares)	1,583,854	29,349,140
Spain - 1.9%
Amadeus IT Holding SA Class A	4,326,064	246,356,115
Sweden - 6.5%
ASSA ABLOY AB (B Shares)	6,868,537	146,403,390
Atlas Copco AB (A Shares) (c)	29,298,144	379,382,301
Autoliv, Inc.	1,235,034	113,190,866
Epiroc AB (A Shares)	10,628,555	175,102,479
Lagercrantz Group AB (B Shares)	1,558,306	14,197,575
TOTAL SWEDEN		828,276,611
Switzerland - 1.1%
Schindler Holding AG:
(participation certificate)	235,881	47,505,523
(Reg.)	150,852	29,269,915
UBS Group AG	2,953,020	68,887,027
TOTAL SWITZERLAND		145,662,465
Taiwan - 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	17,050,885	278,269,422
United Kingdom - 6.8%
BAE Systems PLC	12,202,400	164,078,132
Compass Group PLC	11,441,200	288,448,511
InterContinental Hotel Group PLC ADR	2,581,030	186,169,694
Rightmove PLC	7,445,561	42,805,115
Sage Group PLC	6,141,900	72,456,963
Spectris PLC	3,127,178	117,828,783
TOTAL UNITED KINGDOM		871,787,198
United States of America - 29.7%
CRH PLC	5,586,740	299,281,662
Experian PLC	7,402,589	224,127,147
Linde PLC	1,364,101	521,304,838
Marsh & McLennan Companies, Inc.	1,917,131	363,583,894
MasterCard, Inc. Class A	616,331	231,956,172
Microsoft Corp.	210,400	71,138,344
Moody's Corp.	660,459	203,421,372
MSCI, Inc.	395,727	186,605,067
Nestle SA (Reg. S)	5,619,210	605,968,754
NOV, Inc.	3,339,400	66,654,424
Otis Worldwide Corp.	962,700	74,330,067
PriceSmart, Inc.	352,427	22,023,163
ResMed, Inc.	733,818	103,629,778
Roche Holding AG (participation certificate)	602,254	155,206,662
S&P Global, Inc.	563,080	196,689,475
Sherwin-Williams Co.	810,841	193,150,435
Synopsys, Inc. (a)	135,400	63,562,176
Visa, Inc. Class A	1,001,070	235,351,557
TOTAL UNITED STATES OF AMERICA		3,817,984,987
TOTAL COMMON STOCKS (Cost $8,657,895,760)		12,476,992,214

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
China - 0.3%
ByteDance Ltd. Series E1 (a)(d)(e) (Cost $18,859,141)	172,113	40,214,202

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	270,554,764	270,608,875
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	67,857,999	67,864,785
TOTAL MONEY MARKET FUNDS (Cost $338,473,660)		338,473,660

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $9,015,228,561)	12,855,680,076
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(7,593,438)
NET ASSETS - 100.0%	12,848,086,638

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,132,100 or 0.3% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,214,202 or 0.3% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	18,859,141

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	350,149,852	2,613,163,565	2,692,704,542	12,522,712	-	-	270,608,875	0.6%
Fidelity Securities Lending Cash Central Fund 5.40%	459,204,500	3,159,324,013	3,550,663,728	1,181,327	-	-	67,864,785	0.3%
Total	809,354,352	5,772,487,578	6,243,368,270	13,704,039	-	-	338,473,660

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	117,908,546	77,694,344	-	40,214,202
Consumer Discretionary	1,649,528,831	545,716,675	1,103,812,156	-
Consumer Staples	627,991,917	22,023,163	605,968,754	-
Energy	128,337,862	98,786,524	29,551,338	-
Financials	2,278,584,196	1,687,903,690	590,680,506	-
Health Care	1,113,909,572	103,629,778	1,010,279,794	-
Industrials	3,344,543,701	989,577,918	2,354,965,783	-
Information Technology	2,130,559,737	477,274,805	1,653,284,932	-
Materials	1,125,842,054	1,125,842,054	-	-

Money Market Funds	338,473,660	338,473,660	-	-
Total Investments in Securities:	12,855,680,076	5,466,922,611	7,348,543,263	40,214,202
Fidelity® Series International Growth Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $65,969,581) - See accompanying schedule:
Unaffiliated issuers (cost $8,676,754,901)	$12,517,206,416
Fidelity Central Funds (cost $338,473,660)	338,473,660

Total Investment in Securities (cost $9,015,228,561)		$12,855,680,076
Foreign currency held at value (cost $517,366)		513,981
Receivable for investments sold		34,302,763
Receivable for fund shares sold		71,674,764
Dividends receivable		9,877,167
Reclaims receivable		30,521,137
Distributions receivable from Fidelity Central Funds		1,158,320
Total assets		13,003,728,208
Liabilities
Payable for investments purchased	$10,126,222
Payable for fund shares redeemed	76,778,248
Other payables and accrued expenses	872,315
Collateral on securities loaned	67,864,785
Total Liabilities		155,641,570
Net Assets		$12,848,086,638
Net Assets consist of:
Paid in capital		$9,079,719,579
Total accumulated earnings (loss)		3,768,367,059
Net Assets		$12,848,086,638
Net Asset Value, offering price and redemption price per share ($12,848,086,638 ÷ 867,904,472 shares)		$14.80

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$197,228,280
Interest		16,376
Income from Fidelity Central Funds (including $1,181,327 from security lending)		13,704,039
Income before foreign taxes withheld		$210,948,695
Less foreign taxes withheld		(19,513,294)
Total Income		191,435,401
Expenses
Custodian fees and expenses	$853,395
Independent trustees' fees and expenses	75,709
Interest	20,320
Total expenses before reductions	949,424
Expense reductions	(798)
Total expenses after reductions		948,626
Net Investment income (loss)		190,486,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $147)	(167,138,437)
Redemptions in-kind	187,812,495
Foreign currency transactions	(1,764,205)
Total net realized gain (loss)		18,909,853
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $2,129,671)	1,206,208,732
Assets and liabilities in foreign currencies	2,114,452
Total change in net unrealized appreciation (depreciation)		1,208,323,184
Net gain (loss)		1,227,233,037
Net increase (decrease) in net assets resulting from operations		$1,417,719,812
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$190,486,775	$182,935,807
Net realized gain (loss)	18,909,853	316,466,877
Change in net unrealized appreciation (depreciation)	1,208,323,184	(4,983,117,038)
Net increase (decrease) in net assets resulting from operations	1,417,719,812	(4,483,714,354)
Distributions to shareholders	(434,836,481)	(1,228,456,975)

Share transactions
Proceeds from sales of shares	2,142,973,065	3,357,019,808
Reinvestment of distributions	434,836,481	1,228,456,975
Cost of shares redeemed	(3,104,776,773)	(1,948,259,376)

Net increase (decrease) in net assets resulting from share transactions	(526,967,227)	2,637,217,407
Total increase (decrease) in net assets	455,916,104	(3,074,953,922)

Net Assets
Beginning of period	12,392,170,534	15,467,124,456
End of period	$12,848,086,638	$12,392,170,534

Other Information
Shares
Sold	138,038,506	205,948,049
Issued in reinvestment of distributions	29,420,601	65,032,132
Redeemed	(200,541,435)	(124,061,175)
Net increase (decrease)	(33,082,328)	146,919,006

Financial Highlights
Fidelity® Series International Growth Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.75	$20.51	$18.01	$17.07	$14.96
Income from Investment Operations
Net investment income (loss) A,B	.22	.21	.20	.20	.37 C
Net realized and unrealized gain (loss)	1.33	(5.38)	5.19	1.38	2.74
Total from investment operations	1.55	(5.17)	5.39	1.58	3.11
Distributions from net investment income	(.20)	(.28)	(.24)	(.37)	(.28)
Distributions from net realized gain	(.30)	(1.31)	(2.65)	(.27)	(.72)
Total distributions	(.50)	(1.59)	(2.89)	(.64)	(1.00)
Net asset value, end of period	$14.80	$13.75	$20.51	$18.01	$17.07
Total Return D	11.31%	(27.31)%	33.10%	9.39%	22.58%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	1.42%	1.32%	1.06%	1.18%	2.38% C
Supplemental Data
Net assets, end of period (000 omitted)	$12,848,087	$12,392,171	$15,467,124	$11,557,995	$16,501,791
Portfolio turnover rate G	19% H	22% H	24%	16% H	24%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.92%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series International Small Cap Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Small Cap Fund	6.57%	4.48%	5.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Fidelity® Series International Small Cap Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Lead Manager Jed Weiss, Co-Manager Patrick Drouot and Co-Manager Preeti Sayana:
For the fiscal year ending October 31, 2023, the fund gained 6.50%, versus 6.67% for the benchmark MSCI EAFE Small Cap Index (Net MA). From a regional standpoint, an underweight in Asia Pacific ex Japan, primarily Australia, along with stock picks in Europe ex the U.K. - Sweden in particular - contributed to the fund's performance versus the benchmark. By sector, the biggest relative contributors were investment choices and an underweight in real estate, especially real estate investment trusts. Picks among communication services and industrials stocks also proved beneficial. The top individual relative contributor was our non-benchmark stake in Rheinmetall (+79%). Outsized exposure to Addtech (+22%), which was among the fund's largest holdings on October 31, also helped. An overweight in CTS Eventim (+28%) was another plus. The stock was one of the portfolio's more sizable positions at period end. In contrast, on a regional basis, security selection in Japan and picks in emerging markets detracted from the fund's relative result. Sector-wise, investment choices and an overweight in health care, primarily within the health care equipment & services industry, hurt most. Stock picks and smaller-than-benchmark exposure to consumer staples companies, primarily within the consumer staples distribution & retail category, further hampered the portfolio's result. Security selection in information technology, especially software & services firms, was detrimental to performance as well. The biggest individual relative detractor was our stake in ResMed (-36%), followed by Misumi Group (-30%) and Digital Hearts Holdings (-56%). All of these stocks were non-benchmark positions. Notable changes in positioning these past 12 months include a higher allocation to equity markets in the Netherlands. By sector, meaningful shifts include decreased exposure to health care and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Small Cap Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Azbil Corp. (Japan, Electronic Equipment, Instruments & Components)	3.0
Spectris PLC (United Kingdom, Electronic Equipment, Instruments & Components)	3.0
Lagercrantz Group AB (B Shares) (Sweden, Electronic Equipment, Instruments & Components)	2.8
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	2.7
CTS Eventim AG (Germany, Entertainment)	2.4
Aalberts Industries NV (Netherlands, Machinery)	2.0
Interpump Group SpA (Italy, Machinery)	2.0
Morningstar, Inc. (United States of America, Capital Markets)	1.7
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.6
OBIC Co. Ltd. (Japan, IT Services)	1.6
22.8

Market Sectors (% of Fund's net assets)

Industrials	28.8
Information Technology	18.9
Consumer Discretionary	10.8
Health Care	6.9
Financials	6.7
Communication Services	6.5
Consumer Staples	4.9
Materials	4.4
Real Estate	3.2
Energy	2.4
Utilities	0.5

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series International Small Cap Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.0%
	Shares	Value ($)
Australia - 1.0%
Imdex Ltd.	11,094,033	11,636,630
Steadfast Group Ltd.	6,116,015	21,031,411
TOTAL AUSTRALIA		32,668,041
Austria - 0.1%
AT&S Austria Technologie & Systemtechnik AG	150,000	3,758,371
Belgium - 1.4%
Azelis Group NV	807,072	13,748,802
Fagron NV	227,500	3,991,100
Galapagos NV (a)	85,000	2,828,058
KBC Ancora	722,579	27,294,822
TOTAL BELGIUM		47,862,782
Brazil - 0.1%
LOG Commercial Properties e Participacoes SA	562,700	2,312,519
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,000,000	1,553,032
TOTAL BRAZIL		3,865,551
Canada - 4.1%
CAE, Inc. (a)	1,185,900	24,765,577
Cameco Corp.	80,000	3,272,800
ECN Capital Corp.	533,950	739,271
Lumine Group, Inc.	364,900	4,589,043
McCoy Global, Inc.	1,106,750	1,205,114
MTY Food Group, Inc.	93,600	3,521,938
North West Co., Inc.	200,000	5,099,694
Onex Corp. (sub. vtg.)	80,000	4,483,577
Osisko Gold Royalties Ltd.	974,700	11,913,586
Parkland Corp.	182,500	5,523,364
Pason Systems, Inc.	1,270,700	12,177,828
Quebecor, Inc. Class B (sub. vtg.)	160,000	3,300,955
Real Matters, Inc. (a)	950,000	3,349,919
Richelieu Hardware Ltd.	1,775,620	53,111,749
Total Energy Services, Inc.	319,700	1,908,863
TOTAL CANADA		138,963,278
China - 0.5%
Chlitina Holding Ltd.	2,142,000	12,889,650
JOYY, Inc. ADR	79,300	3,086,356
TOTAL CHINA		15,976,006
Denmark - 0.4%
Spar Nord Bank A/S	936,553	14,180,239
Egypt - 0.2%
Integrated Diagnostics Holdings PLC (a)(b)	16,028,734	6,106,948
Finland - 0.7%
Huhtamaki Oyj	136,689	4,687,479
Musti Group OYJ	908,878	17,896,936
Nanoform Finland PLC (a)	450,000	757,071
Olvi Oyj (A Shares)	74,900	2,215,085
TOTAL FINLAND		25,556,571
France - 3.4%
Altarea SCA	33,495	2,381,639
ARGAN SA	75,600	5,167,506
Elis SA	430,000	7,038,587
Exail Technologies SA (a)(c)	190,000	3,393,538
Exclusive Networks SA (a)	480,000	7,628,478
Laurent-Perrier Group SA	104,531	13,051,302
Lectra	1,060,210	26,811,216
LISI	304,288	7,034,982
Maisons du Monde SA (b)	270,700	1,359,386
Stef SA	75,000	8,062,722
Thermador Groupe SA	77,100	5,473,985
Vallourec SA (a)	250,000	2,995,746
Vetoquinol SA	298,648	25,185,156
Worldline SA (a)(b)	180,000	2,281,687
TOTAL FRANCE		117,865,930
Germany - 6.0%
CTS Eventim AG	1,354,770	81,780,156
Gerresheimer AG	58,503	5,441,188
Instone Real Estate Group BV (b)	500,000	2,846,289
Nexus AG	618,016	30,113,142
NORMA Group AG	107,000	1,881,662
Rheinmetall AG	120,000	34,333,229
Scout24 AG (b)	330,500	20,289,713
Stabilus Se	454,629	28,814,472
Talanx AG	1,791	112,661
TOTAL GERMANY		205,612,512
Greece - 0.2%
Mytilineos SA	154,600	5,722,107
Hungary - 0.2%
Richter Gedeon PLC	363,700	8,527,761
India - 0.3%
Embassy Office Parks (REIT)	1,772,219	6,629,820
Mahanagar Gas Ltd.	318,200	3,944,237
TOTAL INDIA		10,574,057
Indonesia - 0.2%
PT Selamat Sempurna Tbk	55,532,360	7,582,864
Ireland - 1.8%
AerCap Holdings NV (a)	411,000	25,531,320
Cairn Homes PLC	11,314,234	13,270,570
Cairn Homes PLC	5,395,900	6,360,274
Greencore Group PLC (a)	2,250,000	2,457,184
Irish Residential Properties REIT PLC	10,274,300	9,892,825
Mincon Group PLC	4,031,318	2,474,012
TOTAL IRELAND		59,986,185
Israel - 1.3%
Ituran Location & Control Ltd.	943,735	23,338,567
Maytronics Ltd.	334,000	3,106,977
NICE Ltd. sponsored ADR (a)	70,000	10,804,500
Tel Aviv Stock Exchange Ltd. (a)	1,620,557	7,216,731
TOTAL ISRAEL		44,466,775
Italy - 2.5%
Banca Generali SpA	140,000	4,535,863
BFF Bank SpA (b)	529,000	5,079,594
Industrie de Nora SpA	198,400	2,798,327
Intercos SpA	269,000	3,836,798
Interpump Group SpA	1,633,037	68,079,908
MARR SpA	131,400	1,557,185
TOTAL ITALY		85,887,675
Japan - 31.6%
ABC-MART, Inc.	204,900	3,173,705
Ai Holdings Corp.	416,292	6,444,357
Aoki Super Co. Ltd.	309,187	5,269,080
Arcland Sakamoto Co. Ltd.	193,700	2,074,832
Artnature, Inc.	1,214,900	6,488,808
As One Corp.	115,100	3,668,225
ASKUL Corp.	620,000	8,093,721
Aucnet, Inc.	757,060	8,814,367
Azbil Corp.	3,466,390	102,427,201
BayCurrent Consulting, Inc.	139,300	3,497,371
Broadleaf Co. Ltd. (d)	6,232,673	22,027,448
Central Automotive Products Ltd.	186,579	4,178,744
Chiba Bank Ltd.	831,900	6,196,446
CKD Corp.	267,000	3,357,672
Curves Holdings Co. Ltd. (d)	5,887,359	25,681,624
Daiichikosho Co. Ltd.	1,831,428	27,071,180
Daikokutenbussan Co. Ltd.	179,300	7,598,549
Dexerials Corp.	308,300	7,032,422
Digital Hearts Holdings Co. Ltd. (d)	1,280,850	7,796,576
Dowa Holdings Co. Ltd.	90,000	2,751,332
Elan Corp.	588,200	2,907,448
Fujitec Co. Ltd.	475,300	10,318,820
Fukuoka Financial Group, Inc.	290,000	7,665,785
Funai Soken Holdings, Inc.	1,021,757	16,793,506
Fuyo General Lease Co. Ltd.	28,800	2,341,461
Goldcrest Co. Ltd.	1,537,300	21,922,400
Inaba Denki Sangyo Co. Ltd.	396,300	8,264,001
Iwatani Corp.	100,000	4,782,852
Iwatsuka Confectionary Co. Ltd.	105,800	3,563,654
JINS Holdings, Inc.	123,200	3,400,912
JTOWER, Inc. (a)	260,300	9,472,595
Justsystems Corp.	150,000	2,673,067
Kamigumi Co. Ltd.	450,800	9,145,177
Kansai Electric Power Co., Inc.	740,000	9,474,843
Katitas Co. Ltd.	150,000	2,002,116
Kobayashi Pharmaceutical Co. Ltd.	416,800	17,206,868
Kobe Bussan Co. Ltd. (c)	82,300	2,036,765
Koshidaka Holdings Co. Ltd. (d)	4,447,659	31,643,463
Kusuri No Aoki Holdings Co. Ltd.	205,658	13,474,231
Kyoritsu Maintenance Co. Ltd. (c)	118,800	4,543,624
Kyoto Financial Group, Inc.	88,153	4,997,730
Lasertec Corp.	213,360	35,242,853
Maeda Kosen Co. Ltd.	167,300	3,259,280
Maruwa Ceramic Co. Ltd.	50,600	8,878,453
MCJ Co. Ltd.	850,000	6,115,220
Medikit Co. Ltd.	695,300	12,283,224
Meitec Group Holdings, Inc.	201,000	3,537,619
Miroku Jyoho Service Co., Ltd. (c)	618,891	6,338,416
Misumi Group, Inc.	1,731,300	26,209,568
Mitsuboshi Belting Ltd.	242,952	7,013,762
Miura Co. Ltd.	147,900	2,867,634
Nagaileben Co. Ltd.	1,528,000	21,086,174
Net One Systems Co. Ltd.	179,400	2,738,169
Nihon Parkerizing Co. Ltd.	5,690,468	41,299,031
Nippon Concept Corp.	135,000	1,590,911
Nippon Gas Co. Ltd.	303,700	4,564,460
Nitto Kohki Co. Ltd.	270,000	3,386,899
NOF Corp.	261,900	10,332,202
NS Tool Co. Ltd. (d)	1,434,000	10,284,096
NSD Co. Ltd.	1,697,080	29,527,310
OBIC Co. Ltd.	359,600	53,154,761
Osaka Soda Co. Ltd.	77,700	4,563,369
OSG Corp.	2,120,875	24,200,440
Outsourcing, Inc.	400,000	2,972,362
PALTAC Corp.	135,000	4,376,225
Paramount Bed Holdings Co. Ltd.	616,612	10,505,624
Pilot Corp.	129,800	4,404,829
Prestige International, Inc.	600,000	2,435,461
ProNexus, Inc.	1,284,577	10,004,513
Qol Holdings Co. Ltd.	300,000	3,462,928
Relo Group, Inc.	603,600	5,984,140
Renesas Electronics Corp. (a)	150,000	1,970,343
Roland Corp.	140,000	4,047,956
San-Ai Obbli Co. Ltd.	1,576,710	17,024,522
Sekisui Jushi Corp.	180,000	2,935,356
SHO-BOND Holdings Co. Ltd.	1,372,000	54,033,561
Shoei Co. Ltd.	1,380,000	18,386,800
SK Kaken Co. Ltd.	526,920	24,628,143
Software Service, Inc.	181,500	10,341,598
Sumco Corp.	491,400	6,349,946
SWCC Showa Holdings Co. Ltd.	293,500	4,080,915
Techno Medica Co. Ltd.	283,000	4,276,958
The Monogatari Corp.	735,288	19,912,009
TIS, Inc.	702,836	15,051,130
Tocalo Co. Ltd.	1,467,849	13,267,543
Toyo Suisan Kaisha Ltd.	145,000	6,688,988
Tsuruha Holdings, Inc.	64,635	4,747,874
USS Co. Ltd.	1,693,300	29,597,018
YAKUODO Holdings Co. Ltd.	821,800	15,137,096
Yamato Holdings Co. Ltd.	215,000	3,581,044
YONEX Co. Ltd.	975,000	10,563,002
TOTAL JAPAN		1,081,516,713
Kenya - 0.0%
Safaricom Ltd.	2,593,346	214,461
Korea (South) - 0.5%
BGF Retail Co. Ltd.	110,318	11,264,576
Hansol Chemical Co. Ltd.	18,660	2,079,285
Soulbrain Co. Ltd.	18,000	3,103,693
TOTAL KOREA (SOUTH)		16,447,554
Luxembourg - 0.1%
L'Occitane Ltd.	1,150,000	2,955,766
Novem Group SA	255,000	1,608,100
TOTAL LUXEMBOURG		4,563,866
Mexico - 0.1%
Bolsa Mexicana de Valores S.A.B. de CV	1,156,900	1,803,786
Netherlands - 4.5%
Aalberts Industries NV	2,236,135	69,609,321
BE Semiconductor Industries NV	290,000	29,856,408
IMCD NV	310,129	37,244,741
Koninklijke Heijmans NV (Certificaten Van Aandelen)	300,000	3,440,941
TKH Group NV (bearer) (depositary receipt)	142,800	5,209,814
Van Lanschot Kempen NV (Bearer)	305,761	8,201,377
TOTAL NETHERLANDS		153,562,602
Norway - 2.4%
Europris ASA (b)	674,800	3,820,723
Kongsberg Gruppen ASA	1,231,008	50,249,947
Medistim ASA	440,375	7,628,050
Selvaag Bolig ASA	840,200	2,000,664
Sparebanken Midt-Norge	721,800	8,748,738
TGS ASA	340,000	4,632,372
Volue A/S (a)	3,247,442	5,447,797
TOTAL NORWAY		82,528,291
Philippines - 0.1%
Robinsons Land Corp.	11,000,000	2,697,741
Singapore - 0.2%
Boustead Singapore Ltd.	9,000,000	5,356,684
Spain - 0.9%
Cie Automotive SA	248,200	6,318,647
Compania de Distribucion Integral Logista Holdings SA	457,000	11,208,728
Fluidra SA (c)	619,020	10,885,852
Grupo Catalana Occidente SA	28,477	911,478
TOTAL SPAIN		29,324,705
Sweden - 10.3%
AAK AB	246,700	4,685,387
Addlife AB	1,585,326	10,325,081
AddTech AB (B Shares)	6,246,065	91,432,170
Alligo AB (B Shares)	745,270	5,848,685
Arjo AB	370,000	1,235,051
Autoliv, Inc.	408,900	37,475,685
Bergman & Beving AB (B Shares)	1,406,054	18,844,042
Betsson AB (B Shares)	540,000	5,427,841
BHG Group AB (a)(c)	1,203,200	1,061,731
Dometic Group AB (b)	491,200	3,023,121
Hemnet Group AB	1,810,100	31,410,342
HEXPOL AB (B Shares)	375,500	3,320,225
INVISIO AB	1,240,047	18,618,841
JM AB (B Shares)	615,600	6,551,723
John Mattson Fastighetsforetag (a)(c)	1,242,353	5,943,288
Lagercrantz Group AB (B Shares)	10,360,623	94,394,632
Rusta AB	1,100,000	4,464,074
Swedish Logistic Property AB (a)	2,500,000	5,823,094
Teqnion AB (a)	182,939	3,367,895
TOTAL SWEDEN		353,252,908
Switzerland - 1.2%
Kardex AG	14,990	2,890,393
Tecan Group AG	104,285	29,853,036
VZ Holding AG	81,662	8,007,751
TOTAL SWITZERLAND		40,751,180
Taiwan - 0.5%
Addcn Technology Co. Ltd.	2,264,641	13,841,044
International Games Systems Co. Ltd.	248,000	4,776,500
TOTAL TAIWAN		18,617,544
United Kingdom - 13.5%
Allfunds Group PLC (c)	375,000	1,911,722
B&M European Value Retail SA	871,031	5,598,377
Baltic Classifieds Group PLC	3,487,200	8,366,833
Beazley PLC	77,429	484,202
Bodycote PLC	5,788,808	40,386,678
Cab Payments Holdings Ltd. (c)	3,670,900	2,730,619
Clarkson PLC	588,634	18,923,790
Close Brothers Group PLC	1,429	13,843
DCC PLC (United Kingdom)	165,000	9,155,073
Dechra Pharmaceuticals PLC	283,013	13,099,069
Direct Line Insurance Group PLC (a)	4,000,000	7,355,903
Domino's Pizza UK & IRL PLC	1,209,100	5,040,730
DP Poland PLC (a)	32,210,430	3,132,013
Dr. Martens Ltd.	2,800,000	3,961,395
Endava PLC ADR (a)	65,000	3,260,400
Games Workshop Group PLC	30,000	3,600,771
GlobalData PLC	1,000,000	1,823,175
Grainger Trust PLC	1,156,700	3,197,042
H&T Group PLC	580,000	3,440,210
Harbour Energy PLC	875,800	2,701,678
Hill & Smith Holdings PLC	465,514	9,324,532
Howden Joinery Group PLC	3,987,682	30,903,376
Inchcape PLC	474,500	3,841,029
Indivior PLC (a)	512,800	9,816,703
InterContinental Hotel Group PLC ADR	456,000	32,891,280
J.D. Wetherspoon PLC (a)	333,500	2,561,828
John Wood Group PLC (a)	2,200,000	3,794,392
Lancashire Holdings Ltd.	1,632,633	11,271,300
Londonmetric Properity PLC	1,000,000	2,010,354
LSL Property Services PLC	694,900	1,993,294
Mears Group PLC	854,908	2,675,677
On The Beach Group PLC (a)(b)	2,387,000	2,756,215
Petershill Partners PLC (b)	1,600,000	2,870,407
Pets At Home Group PLC	1,201,500	4,100,700
Premier Foods PLC	2,885,600	4,110,559
Rightmove PLC	3,664,463	21,067,285
RS GROUP PLC	500,000	4,115,514
Sabre Insurance Group PLC (b)	5,832,581	10,421,140
Sage Group PLC	895,000	10,558,456
Softcat PLC	280,945	4,319,654
Spectris PLC	2,712,228	102,193,903
Spirax-Sarco Engineering PLC	179,897	17,912,284
Synthomer PLC (a)(c)	973,595	2,242,460
Tate & Lyle PLC	514,700	3,944,358
Ten Entertainment Group PLC	887,600	3,182,559
Unite Group PLC	969,074	10,229,723
Urban Logistics REIT PLC	3,600,000	4,559,396
Vistry Group PLC	400,000	3,437,293
TOTAL UNITED KINGDOM		461,289,194
United States of America - 3.7%
Eneti, Inc.	400,000	4,060,000
Morningstar, Inc. (c)	231,100	58,523,764
NOV, Inc.	1,071,900	21,395,124
PriceSmart, Inc.	234,112	14,629,659
Ramaco Resources, Inc. (c)	320,000	3,769,600
Ramaco Resources, Inc. Class B (c)	50,018	625,725
ResMed, Inc.	111,300	15,717,786
WestRock Co.	230,000	8,263,900
TOTAL UNITED STATES OF AMERICA		126,985,558
TOTAL COMMON STOCKS (Cost $2,812,821,260)		3,214,076,440

Investment Companies - 1.6%
	Shares	Value ($)
United States of America - 1.6%
iShares MSCI EAFE Small-Cap ETF (Cost $55,861,020)	985,000	53,002,850

Money Market Funds - 4.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e)	133,216,669	133,243,313
Fidelity Securities Lending Cash Central Fund 5.40% (e)(f)	25,434,438	25,436,981
TOTAL MONEY MARKET FUNDS (Cost $158,679,333)		158,680,294

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $3,027,361,613)	3,425,759,584
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(7,456,127)
NET ASSETS - 100.0%	3,418,303,457

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,855,223 or 1.8% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Affiliated company
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	121,291,715	867,593,027	855,641,430	7,356,399	-	1	133,243,313	0.3%
Fidelity Securities Lending Cash Central Fund 5.40%	18,451,075	285,323,528	278,337,622	224,679	-	-	25,436,981	0.1%
Total	139,742,790	1,152,916,555	1,133,979,052	7,581,078	-	1	158,680,294

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Broadleaf Co. Ltd.	21,927,817	815,563	-	40,486	-	(715,932)	22,027,448
Curves Holdings Co. Ltd.	29,217,035	4,806,316	-	343,096	-	(8,341,727)	25,681,624
Digital Hearts Holdings Co. Ltd.	18,366,423	161,395	597,559	175,885	(605,049)	(9,528,634)	7,796,576
Goldcrest Co. Ltd.	20,638,219	1,026,768	3,860,470	868,169	(3,136,230)	7,254,113	-
Koshidaka Holdings Co. Ltd.	26,779,211	10,857,211	4,540,285	322,044	142,729	(1,595,403)	31,643,463
NS Tool Co. Ltd.	10,526,821	630,552	-	251,352	-	(873,277)	10,284,096
Total	127,455,526	18,297,805	8,998,314	2,001,032	(3,598,550)	(13,800,860)	97,433,207

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	224,677,420	169,516,101	55,161,319	-
Consumer Discretionary	375,442,782	189,371,916	186,070,866	-
Consumer Staples	168,372,044	55,587,211	112,784,833	-
Energy	81,414,655	59,607,281	21,807,374	-
Financials	234,853,518	192,620,685	42,232,833	-
Health Care	235,694,451	167,797,142	67,897,309	-
Industrials	986,164,692	752,624,948	233,539,744	-
Information Technology	640,729,097	326,961,425	313,767,672	-
Materials	147,800,472	44,147,507	103,652,965	-
Real Estate	100,943,769	61,707,552	39,236,217	-
Utilities	17,983,540	-	17,983,540	-

Investment Companies	53,002,850	53,002,850	-	-

Money Market Funds	158,680,294	158,680,294	-	-
Total Investments in Securities:	3,425,759,584	2,231,624,912	1,194,134,672	-
Fidelity® Series International Small Cap Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $24,513,146) - See accompanying schedule:
Unaffiliated issuers (cost $2,754,735,962)	$3,169,646,083
Fidelity Central Funds (cost $158,679,333)	158,680,294
Other affiliated issuers (cost $113,946,318)	97,433,207

Total Investment in Securities (cost $3,027,361,613)		$3,425,759,584
Cash		185,221
Foreign currency held at value (cost $9,685)		9,683
Receivable for investments sold		3,622,673
Receivable for fund shares sold		394,338,879
Dividends receivable		9,517,507
Reclaims receivable		5,115,264
Distributions receivable from Fidelity Central Funds		647,371
Other receivables		161,627
Total assets		3,839,357,809
Liabilities
Payable for investments purchased	$1,906,249
Payable for fund shares redeemed	393,637,658
Other payables and accrued expenses	73,464
Collateral on securities loaned	25,436,981
Total Liabilities		421,054,352
Net Assets		$3,418,303,457
Net Assets consist of:
Paid in capital		$2,925,047,400
Total accumulated earnings (loss)		493,256,057
Net Assets		$3,418,303,457
Net Asset Value, offering price and redemption price per share ($3,418,303,457 ÷ 235,361,219 shares)		$14.52

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends (including $2,001,032 earned from affiliated issuers)		$77,214,629
Interest		7,534
Income from Fidelity Central Funds (including $224,679 from security lending)		7,581,078
Income before foreign taxes withheld		$84,803,241
Less foreign taxes withheld		(9,598,979)
Total Income		75,204,262
Expenses
Custodian fees and expenses	$303,876
Independent trustees' fees and expenses	20,934
Total expenses before reductions	324,810
Expense reductions	(5,497)
Total expenses after reductions		319,313
Net Investment income (loss)		74,884,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $926,453)	51,385,067
Affiliated issuers	(3,598,550)
Foreign currency transactions	(486,483)
Total net realized gain (loss)		47,300,034
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $1,565,129)	106,928,848
Fidelity Central Funds	1
Other affiliated issuers	(13,800,860)
Assets and liabilities in foreign currencies	509,897
Total change in net unrealized appreciation (depreciation)		93,637,886
Net gain (loss)		140,937,920
Net increase (decrease) in net assets resulting from operations		$215,822,869
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,884,949	$78,778,239
Net realized gain (loss)	47,300,034	170,598,372
Change in net unrealized appreciation (depreciation)	93,637,886	(1,772,210,175)
Net increase (decrease) in net assets resulting from operations	215,822,869	(1,522,833,564)
Distributions to shareholders	(211,666,578)	(562,935,286)

Share transactions
Proceeds from sales of shares	786,276,246	318,375,461
Reinvestment of distributions	211,666,578	562,935,286
Cost of shares redeemed	(830,053,983)	(397,219,829)

Net increase (decrease) in net assets resulting from share transactions	167,888,841	484,090,918
Total increase (decrease) in net assets	172,045,132	(1,601,677,932)

Net Assets
Beginning of period	3,246,258,325	4,847,936,257
End of period	$3,418,303,457	$3,246,258,325

Other Information
Shares
Sold	51,964,278	18,537,989
Issued in reinvestment of distributions	14,026,944	27,025,218
Redeemed	(54,776,134)	(22,410,759)
Net increase (decrease)	11,215,088	23,152,448

Financial Highlights
Fidelity® Series International Small Cap Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.48	$24.12	$17.55	$16.71	$16.43
Income from Investment Operations
Net investment income (loss) A,B	.32	.35	.29	.22	.36
Net realized and unrealized gain (loss)	.67	(7.16)	6.45	1.36	1.47
Total from investment operations	.99	(6.81)	6.74	1.58	1.83
Distributions from net investment income	(.21)	(.47)	(.17)	(.36)	(.37)
Distributions from net realized gain	(.73)	(2.35)	-	(.38)	(1.18)
Total distributions	(.95) C	(2.83) C	(.17)	(.74)	(1.55)
Net asset value, end of period	$14.52	$14.48	$24.12	$17.55	$16.71
Total Return D	6.57%	(31.82)%	38.60%	9.60%	12.77%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.02%	2.03%	1.34%	1.36%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$3,418,303	$3,246,258	$4,847,936	$3,653,041	$3,498,064
Portfolio turnover rate G	26%	25%	32%	24% H	23%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series International Value Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Value Fund	18.99%	5.87%	3.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Fidelity® Series International Value Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Alex Zavratsky:
For the fiscal year ending October 31, 2023, the fund gained 18.99%, versus 18.45% for the benchmark MSCI EAFE Value Index (Net MA). From a regional standpoint, an underweight in Asia Pacific ex Japan, primarily in Hong Kong, along with security selection and an overweight in Japan, contributed to the fund's performance versus the benchmark. By sector, an underweight in consumer staples led the way, where an underweight among food, beverage & tobacco stocks contributed most. Smaller-than-benchmark exposure to real estate, especially real estate investment trusts, also helped. An underweight in communication services and outsized exposure financials, primarily among insurance providers, further boosted the fund's relative performance. The top individual relative contributor was our non-benchmark stake in Rheinmetall (+78%). Not owning British American Tobacco, a benchmark component that returned approximately -18%, was the second-largest relative contributor. A larger-than-benchmark position in BAE Systems (+48%) also helped. The stock was one of our largest holdings on October 31. In contrast, on a regional basis, security selection and an underweight in Europe ex the U.K., namely France, in addition to investment choices in the U.K., pressured the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Investment choices in financials, especially among insurance firms, hampered the portfolio's relative return as well. An overweight in information technology also proved detrimental, especially in the semiconductors & semiconductor equipment industry. Lastly, the fund's position in cash was a notable detractor these past 12 months. The largest individual relative detractor was our stake in Prudential (-35%), which we established the past year. The second-largest relative detractor was an underweight in HSBC (+48%), another holding we initiated this period. A non-benchmark stake in Teleperformance (-57%) also hurt. Notable changes in positioning include lower allocations to equity markets in Switzerland and Australia. By sector, meaningful shifts include increased exposure to the consumer discretionary sector and a lower allocation to health care stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Shell PLC ADR (Netherlands, Oil, Gas & Consumable Fuels)	4.9
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.9
BHP Group Ltd. (Australia, Metals & Mining)	3.5
Toyota Motor Corp. (Japan, Automobiles)	3.2
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.4
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.3
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2
AXA SA (France, Insurance)	2.2
UBS Group AG (Switzerland, Capital Markets)	2.1
Banco Santander SA (Spain) (Spain, Banks)	2.0
28.7

Market Sectors (% of Fund's net assets)

Financials	32.1
Industrials	15.4
Energy	13.0
Materials	12.8
Consumer Discretionary	8.9
Health Care	5.5
Information Technology	5.2
Communication Services	2.1
Utilities	1.0
Consumer Staples	0.5
Real Estate	0.5

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series International Value Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
Australia - 7.9%
BHP Group Ltd.	15,741,922	445,614,091
Flutter Entertainment PLC (a)	295,400	46,334,619
Glencore PLC	47,508,027	251,641,987
Macquarie Group Ltd.	1,393,488	143,236,597
Woodside Energy Group Ltd.	5,546,620	120,804,287
TOTAL AUSTRALIA		1,007,631,581
Belgium - 0.9%
KBC Group NV	1,335,887	73,360,755
UCB SA	566,700	41,410,121
TOTAL BELGIUM		114,770,876
Canada - 0.1%
Nutrien Ltd.	162,113	8,706,815
Denmark - 0.5%
DSV A/S	400,400	59,715,867
Finland - 1.0%
Mandatum Holding OY	2,760,087	10,665,476
Sampo Oyj (A Shares)	2,967,887	116,537,321
TOTAL FINLAND		127,202,797
France - 12.2%
Air Liquide SA	952,899	163,281,390
Airbus Group NV	532,187	71,353,619
ALTEN	455,908	53,690,703
AXA SA	9,334,879	276,596,436
BNP Paribas SA	3,032,570	174,384,982
Capgemini SA	581,548	102,776,274
Teleperformance	114,031	13,048,968
TotalEnergies SE	7,455,392	498,448,737
VINCI SA	1,216,929	134,561,192
Vivendi SA	8,587,055	76,830,902
TOTAL FRANCE		1,564,973,203
Germany - 10.2%
Bayer AG (b)	2,079,782	89,864,393
Covestro AG (a)(b)(c)	773,100	39,019,416
DHL Group	3,003,707	116,831,454
Fresenius SE & Co. KGaA	2,330,100	59,763,206
Hannover Reuck SE	736,763	162,384,208
Infineon Technologies AG	1,455,500	42,515,476
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	427,817	171,336,793
Rheinmetall AG	653,741	187,041,994
RWE AG	3,547,600	135,621,743
Siemens AG	1,831,807	243,078,710
Vonovia SE (b)	2,637,341	60,717,093
TOTAL GERMANY		1,308,174,486
Hong Kong - 0.9%
Prudential PLC	11,173,850	116,838,120
India - 0.7%
Reliance Industries Ltd. GDR (c)	1,584,000	86,486,400
Indonesia - 0.6%
PT Bank Rakyat Indonesia (Persero) Tbk	229,407,037	71,731,886
Ireland - 1.5%
Bank of Ireland Group PLC	11,961,700	106,948,901
Ryanair Holdings PLC sponsored ADR (a)	1,030,000	90,331,000
TOTAL IRELAND		197,279,901
Italy - 3.9%
Eni SpA	14,088,100	230,307,492
Mediobanca SpA	10,444,955	124,553,863
Prysmian SpA	1,542,700	57,604,956
UniCredit SpA	3,267,100	81,904,941
TOTAL ITALY		494,371,252
Japan - 24.3%
Daiichi Sankyo Kabushiki Kaisha	713,500	18,397,023
DENSO Corp.	10,612,284	156,704,526
Eisai Co. Ltd.	708,800	37,551,060
Fast Retailing Co. Ltd.	299,600	66,330,363
FUJIFILM Holdings Corp.	1,497,149	81,890,763
Fujitsu Ltd.	715,900	92,743,091
Hitachi Ltd.	4,826,500	305,935,558
Hoya Corp.	390,509	37,593,763
Ibiden Co. Ltd.	1,259,644	53,706,752
INPEX Corp.	6,456,400	93,688,017
Itochu Corp.	5,109,553	184,051,370
LY Corp.	12,140,600	30,952,297
Minebea Mitsumi, Inc.	3,242,551	50,840,940
Mitsubishi UFJ Financial Group, Inc.	33,427,824	280,430,933
NOF Corp.	637,600	25,153,922
ORIX Corp.	8,102,633	147,357,333
Renesas Electronics Corp. (a)	8,662,600	113,788,623
Shin-Etsu Chemical Co. Ltd.	5,929,890	177,323,745
SoftBank Group Corp.	1,434,337	58,741,940
Sony Group Corp.	1,093,045	90,874,544
Sumitomo Mitsui Financial Group, Inc.	4,818,363	232,283,544
Suzuki Motor Corp.	3,293,582	127,830,544
TIS, Inc.	1,908,556	40,871,447
Tokio Marine Holdings, Inc.	8,669,945	193,966,056
Toyota Motor Corp.	23,306,220	407,713,172
TOTAL JAPAN		3,106,721,326
Korea (South) - 0.8%
Samsung Electronics Co. Ltd.	2,147,085	106,712,471
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	1,746,058	38,575,883
Netherlands - 5.3%
Shell PLC ADR	9,763,748	636,010,545
Universal Music Group NV	1,955,660	47,891,827
TOTAL NETHERLANDS		683,902,372
Singapore - 1.1%
United Overseas Bank Ltd.	7,022,189	138,510,576
South Africa - 1.0%
Anglo American PLC (United Kingdom)	4,565,276	116,321,455
Thungela Resources Ltd. (b)	739,074	6,536,085
TOTAL SOUTH AFRICA		122,857,540
Spain - 2.5%
Banco Santander SA (Spain) (b)	68,958,672	252,897,281
Cellnex Telecom SA (c)	1,349,538	39,671,166
Unicaja Banco SA (c)	26,845,131	27,893,546
TOTAL SPAIN		320,461,993
Sweden - 1.7%
Alleima AB	69,014	419,805
Investor AB (B Shares)	10,800,072	197,764,354
Sandvik AB	1,544,200	26,302,387
TOTAL SWEDEN		224,486,546
Switzerland - 4.4%
Swiss Life Holding AG	158,040	101,080,275
UBS Group AG (b)	11,655,091	273,428,435
Zurich Insurance Group Ltd.	388,960	184,121,559
TOTAL SWITZERLAND		558,630,269
United Kingdom - 9.1%
AstraZeneca PLC (United Kingdom)	1,368,099	171,291,128
B&M European Value Retail SA	10,108,300	64,969,072
BAE Systems PLC	21,836,170	293,617,483
Barratt Developments PLC	18,300,573	92,065,563
Beazley PLC	8,080,517	50,531,434
HSBC Holdings PLC (United Kingdom)	8,770,700	63,328,186
Imperial Brands PLC	2,908,337	61,959,766
Lloyds Banking Group PLC	205,208,748	99,875,096
NatWest Group PLC	13,986,100	30,431,197
Rolls-Royce Holdings PLC (a)	17,875,400	47,052,104
Standard Chartered PLC (United Kingdom)	25,174,722	192,771,280
TOTAL UNITED KINGDOM		1,167,892,309
United States of America - 5.4%
CRH PLC	3,564,508	191,538,996
Ferguson PLC	542,855	81,354,956
Linde PLC	443,374	169,439,808
Sanofi SA	2,719,306	246,929,899
TOTAL UNITED STATES OF AMERICA		689,263,659
TOTAL COMMON STOCKS (Cost $10,025,345,306)		12,315,898,128

Nonconvertible Preferred Stocks - 0.7%
	Shares	Value ($)
Germany - 0.7%
Porsche Automobil Holding SE (Germany) (Cost $123,513,284)	1,897,077	84,909,574

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	292,117,198	292,175,622
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	171,011,057	171,028,158
TOTAL MONEY MARKET FUNDS (Cost $463,203,780)		463,203,780

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $10,612,062,370)	12,864,011,482
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(77,248,970)
NET ASSETS - 100.0%	12,786,762,512

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,070,528 or 1.5% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	391,984,399	3,296,333,692	3,396,142,469	12,521,115	-	-	292,175,622	0.6%
Fidelity Securities Lending Cash Central Fund 5.40%	513,502,912	3,775,112,041	4,117,586,795	4,197,517	-	-	171,028,158	0.7%
Total	905,487,311	7,071,445,733	7,513,729,264	16,718,632	-	-	463,203,780

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	254,088,132	76,830,902	177,257,230	-
Consumer Discretionary	1,137,731,977	203,369,254	934,362,723	-
Consumer Staples	61,959,766	-	61,959,766	-
Energy	1,672,281,563	729,033,030	943,248,533	-
Financials	4,097,151,364	2,046,275,481	2,050,875,883	-
Health Care	702,800,593	101,173,327	601,627,266	-
Industrials	1,962,722,558	605,929,195	1,356,793,363	-
Information Technology	688,695,600	53,690,703	635,004,897	-
Materials	1,627,037,313	447,700,723	1,179,336,590	-
Real Estate	60,717,093	-	60,717,093	-
Utilities	135,621,743	135,621,743	-	-

Money Market Funds	463,203,780	463,203,780	-	-
Total Investments in Securities:	12,864,011,482	4,862,828,138	8,001,183,344	-
Fidelity® Series International Value Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $157,742,574) - See accompanying schedule:
Unaffiliated issuers (cost $10,148,858,590)	$12,400,807,702
Fidelity Central Funds (cost $463,203,780)	463,203,780

Total Investment in Securities (cost $10,612,062,370)		$12,864,011,482
Foreign currency held at value (cost $14,785)		14,785
Receivable for investments sold		50,336,487
Receivable for fund shares sold		171,444,581
Dividends receivable		46,235,351
Reclaims receivable		38,195,542
Interest receivable		40,967
Distributions receivable from Fidelity Central Funds		1,035,461
Other receivables		245
Total assets		13,171,314,901
Liabilities
Payable to custodian bank	$371
Payable for investments purchased	170,538,757
Payable for fund shares redeemed	42,738,470
Other payables and accrued expenses	246,633
Collateral on securities loaned	171,028,158
Total Liabilities		384,552,389
Net Assets		$12,786,762,512
Net Assets consist of:
Paid in capital		$11,330,904,984
Total accumulated earnings (loss)		1,455,857,528
Net Assets		$12,786,762,512
Net Asset Value, offering price and redemption price per share ($12,786,762,512 ÷ 1,201,493,317 shares)		$10.64

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$485,370,192
Interest		68,743
Income from Fidelity Central Funds (including $4,197,517 from security lending)		16,718,632
Income before foreign taxes withheld		$502,157,567
Less foreign taxes withheld		(41,577,647)
Total Income		460,579,920
Expenses
Custodian fees and expenses	$752,777
Independent trustees' fees and expenses	75,957
Interest	70,341
Total expenses before reductions	899,075
Expense reductions	(2,621)
Total expenses after reductions		896,454
Net Investment income (loss)		459,683,466
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	67,030,007
Redemptions in-kind	125,106,946
Foreign currency transactions	(1,824,091)
Total net realized gain (loss)		190,312,862
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,673,297,390
Assets and liabilities in foreign currencies	2,450,327
Total change in net unrealized appreciation (depreciation)		1,675,747,717
Net gain (loss)		1,866,060,579
Net increase (decrease) in net assets resulting from operations		$2,325,744,045
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$459,683,466	$571,708,614
Net realized gain (loss)	190,312,862	(148,251,550)
Change in net unrealized appreciation (depreciation)	1,675,747,717	(2,774,795,334)
Net increase (decrease) in net assets resulting from operations	2,325,744,045	(2,351,338,270)
Distributions to shareholders	(425,784,758)	(770,910,384)

Share transactions
Proceeds from sales of shares	1,992,285,965	2,577,499,861
Reinvestment of distributions	425,784,758	770,910,384
Cost of shares redeemed	(3,899,245,756)	(3,188,665,043)

Net increase (decrease) in net assets resulting from share transactions	(1,481,175,033)	159,745,202
Total increase (decrease) in net assets	418,784,254	(2,962,503,452)

Net Assets
Beginning of period	12,367,978,258	15,330,481,710
End of period	$12,786,762,512	$12,367,978,258

Other Information
Shares
Sold	187,826,877	248,540,462
Issued in reinvestment of distributions	42,493,489	70,596,189
Redeemed	(368,035,186)	(298,779,921)
Net increase (decrease)	(137,714,820)	20,356,730

Financial Highlights
Fidelity® Series International Value Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.24	$11.62	$8.25	$9.82	$9.68
Income from Investment Operations
Net investment income (loss) A,B	.37	.42	.43 C	.26	.39
Net realized and unrealized gain (loss)	1.36	(2.24)	3.23	(1.43)	.10
Total from investment operations	1.73	(1.82)	3.66	(1.17)	.49
Distributions from net investment income	(.33)	(.56)	(.29)	(.36)	(.35)
Distributions from net realized gain	-	-	-	(.04)	-
Total distributions	(.33)	(.56)	(.29)	(.40)	(.35)
Net asset value, end of period	$10.64	$9.24	$11.62	$8.25	$9.82
Total Return D	18.99%	(16.40)%	44.95%	(12.55)%	5.48%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	3.42%	4.09%	3.97% C	2.92%	4.23%
Supplemental Data
Net assets, end of period (000 omitted)	$12,786,763	$12,367,978	$15,330,482	$11,605,710	$15,992,396
Portfolio turnover rate G	30% H	31% H	34%	36% H	41%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.00%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Series Emerging Markets Opportunities Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 374,074,963	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.5 - 9.8 / 4.5	Increase
		Market approach	Transaction price	$13.75 - $15.25 / $14.50	Increase
			Discount rate	20.0% - 50.0% / 20.8%	Decrease
		Indicative market price	Bid price	$65.00	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.9%	Increase
			Volatility	60.0%	Increase
			Term	3.0	Increase
Corporate Bonds	$ 46,132,823	Market comparable	Enterprise value/Revenue multiple (EV/R)	6.0	Increase
		Discounted cash flow	Discount rate	4.3%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable. Fidelity Series International Small Cap Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Fidelity Series Emerging Markets Fund did not recognize dividend income during the period on certain Russian securities due to restrictions imposed by the Russian government on these dividend payments. There is uncertainty regarding the timeline for these restrictions to be lifted and the collectability of these and future dividend payments on Russian securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes or Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$4,918,458,539	$429,640,496	$ (479,478,850)	$ (49,838,354)
Fidelity Series Emerging Markets Opportunities Fund	19,959,704,346	4,366,341,080	(3,711,907,052)	654,434,028
Fidelity Series International Growth Fund	9,065,584,934	4,261,664,018	(471,568,876)	3,790,095,142
Fidelity Series International Small Cap Fund	3,056,488,016	807,805,973	(438,534,405)	369,271,568
Fidelity Series International Value Fund	10,815,895,056	2,670,463,160	(622,346,734)	2,048,116,426

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$107,719,166	$ -	$ (544,644,298)	$ (49,935,872)
Fidelity Series Emerging Markets Opportunities Fund	529,987,738	-	(1,817,785,323)	653,812,421
Fidelity Series International Growth Fund	156,463,871	-	(176,883,349)	3,789,409,571
Fidelity Series International Small Cap Fund	77,948,649	46,111,788	-	369,042,653
Fidelity Series International Value Fund	410,344,554	-	(999,877,736)	2,045,390,711

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Series Emerging Markets Fund	$ (416,445,717)	$ (128,198,581)	$ (544,644,298)
Fidelity Series Emerging Markets Opportunities Fund	(1,148,522,328)	(669,262,994)	(1,817,785,322)
Fidelity Series International Growth Fund	(49,487,799)	(127,395,550)	(176,883,349)

Fidelity Series International Value Fund	(999,877,736)	-	(999,877,736)

The tax character of distributions paid was as follows:

October 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$65,273,730	$ -	$65,273,730
Fidelity Series Emerging Markets Opportunities Fund	559,062,771	-	559,062,771
Fidelity Series International Growth Fund	172,554,159	262,282,322	434,836,481
Fidelity Series International Small Cap Fund	47,608,217	164,058,361	211,666,578
Fidelity Series International Value Fund	425,784,758	-	425,784,758

October 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$105,313,301	$ -	$105,313,301
Fidelity Series Emerging Markets Opportunities Fund	1,355,505,288	1,975,800,325	3,331,305,613
Fidelity Series International Growth Fund	332,369,715	896,087,260	1,228,456,975
Fidelity Series International Small Cap Fund	97,971,051	464,964,235	562,935,286
Fidelity Series International Value Fund	770,910,384	-	770,910,384

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	5,118,633,788	3,048,839,852
Fidelity Series Emerging Markets Opportunities Fund	9,079,118,043	13,156,198,514
Fidelity Series International Growth Fund	2,418,777,172	2,730,206,467
Fidelity Series International Small Cap Fund	970,180,533	930,180,882
Fidelity Series International Value Fund	3,961,094,059	4,970,606,875

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	24,781,944	187,812,495	380,697,437
Fidelity Series International Value Fund	36,205,694	125,106,946	383,424,293

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Series Emerging Markets Fund	$1,022
Fidelity Series Emerging Markets Opportunities Fund	66,288
Fidelity Series International Growth Fund	4,177
Fidelity Series International Small Cap Fund	1,264
Fidelity Series International Value Fund	5,913

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Emerging Markets Opportunities Fund	Borrower	$ 235,012,250	5.13%	$ 134,061
Fidelity Series International Growth Fund	Borrower	$86,931,000	4.21%	$ 20,320
Fidelity Series International Value Fund	Borrower	$ 68,204,125	4.64%	$ 70,341

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Emerging Markets Fund	28,621,316	41,737,288	(8,537,426)
Fidelity Series Emerging Markets Opportunities Fund	75,799,167	210,607,439	(8,054,769)
Fidelity Series International Growth Fund	128,171,572	64,705,596	(17,445,749)
Fidelity Series International Small Cap Fund	26,101,074	21,522,668	(1,058,307)
Fidelity Series International Value Fund	115,378,755	118,283,839	12,054,956

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	3,489,700	20,221,102	47,323,914
Fidelity Series International Value Fund	5,171,078	9,807,643	46,949,274

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Series Emerging Markets Fund	1,946
Fidelity Series Emerging Markets Opportunities Fund	10,371

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Emerging Markets Fund	$33,157	$-	$-
Fidelity Series Emerging Markets Opportunities Fund	$453,181	$1	$-
Fidelity Series International Growth Fund	$127,177	$-	$-
Fidelity Series International Small Cap Fund	$23,326	$3	$-
Fidelity Series International Value Fund	$453,950	$2,429	$-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.013%	$ 574,102
Fidelity Series Emerging Markets Opportunities Fund	.013%	$ 3,461,152

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Emerging Markets Fund	$10,608
Fidelity Series Emerging Markets Opportunities Fund	6,492
Fidelity Series International Growth Fund	798
Fidelity Series International Small Cap Fund	5,497
Fidelity Series International Value Fund	2,621

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Series Emerging Markets Fund	.01%
Actual		$ 1,000	$ 959.00	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series Emerging Markets Opportunities Fund	.01%
Actual		$ 1,000	$ 961.20	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series International Growth Fund	-%-D
Actual		$ 1,000	$ 921.50	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

Fidelity® Series International Small Cap Fund	.01%
Actual		$ 1,000	$ 892.40	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series International Value Fund	.01%
Actual		$ 1,000	$ 980.60	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series International Small Cap Fund	$51,028,676

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series International Growth Fund
December 2022	12%
Fidelity Series International Small Cap Fund
December 2022	3%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund Fidelity Series Emerging Markets Fund
December 2022	37.99%
Fidelity Series Emerging Market Opportunities Fund
December 2022	58.62%
Fidelity Series International Growth Fund
December 2022	77.72%
Fidelity Series International Small Cap Fund
December 2022	94.87%
Fidelity Series International Value Fund
December 2022	89.26%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fund Fidelity Series Emerging Markets Fund	$2,887,336
Fidelity Series Emerging Market Opportunities Fund	$10,301,066
Fidelity Series International Growth Fund	$4,692,189
Fidelity Series International Small Cap Fund	$1,779,360
Fidelity Series International Value Fund	$5,938,946

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fund Fidelity Series Emerging Markets Fund	12/12/22	$0.2219	$0.0239
Fidelity Series Emerging Market Opportunities Fund	12/12/22	$0.4373	$0.0643
Fidelity Series International Growth Fund	12/12/22	$0.1860	$0.0195
Fidelity Series International Small Cap Fund	12/12/22	$0.2543	$0.0413
Fidelity Series International Value Fund	12/12/22	$0.3571	$0.0231

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Emerging Markets Fund
Fidelity Series Emerging Markets Opportunities Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as a stand-alone investment product. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2026.
Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.
Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.907943.113
GSV-S-ANN-1223
Fidelity® Series Sustainable Emerging Markets Fund
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund

Annual Report
October 31, 2023

Contents

Fidelity® Series Sustainable Emerging Markets Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series Sustainable Emerging Markets Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	8.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.0
Tencent Holdings Ltd. (China, Interactive Media & Services)	4.1
HDFC Bank Ltd. sponsored ADR (India, Banks)	4.0
Reliance Industries Ltd. GDR (India, Oil, Gas & Consumable Fuels)	3.3
Alibaba Group Holding Ltd. (China, Broadline Retail)	3.0
ICICI Bank Ltd. sponsored ADR (India, Banks)	2.8
Infosys Ltd. sponsored ADR (India, IT Services)	2.8
PDD Holdings, Inc. ADR (China, Broadline Retail)	2.0
China Construction Bank Corp. (H Shares) (China, Banks)	1.9
37.0

Market Sectors (% of Fund's net assets)

Financials	23.5
Information Technology	21.1
Consumer Discretionary	14.1
Communication Services	9.1
Consumer Staples	6.8
Industrials	5.9
Energy	4.8
Materials	3.4
Health Care	2.9
Utilities	2.2
Real Estate	1.9

Asset Allocation (% of Fund's net assets)

Futures - 3.2%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series Sustainable Emerging Markets Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 93.1%
	Shares	Value ($)
Brazil - 5.7%
Banco BTG Pactual SA unit	300	1,761
Banco do Brasil SA	1,300	12,467
Cury Construtora e Incorporado SA	1,100	3,216
Cyrela Brazil Realty SA	500	1,784
ENGIE Brasil Energia SA	1,900	14,810
Equatorial Energia SA	1,800	11,282
Hapvida Participacoes e Investimentos SA (a)(b)	21,500	15,736
Hypera SA (a)	700	4,205
Localiza Rent a Car SA	2,900	29,260
Localiza Rent a Car SA rights 11/10/23 (a)	18	25
LOG Commercial Properties e Participacoes SA	1,000	4,110
MercadoLibre, Inc. (a)	15	18,611
Multiplan Empreendimentos Imobiliarios SA (a)	800	3,926
Natura & Co. Holding SA	3,300	8,345
Raia Drogasil SA	7,100	36,333
Rede D'Oregon Sao Luiz SA (b)	500	2,144
StoneCo Ltd. Class A (a)	1,106	10,966
Suzano Papel e Celulose SA	1,700	17,389
Transmissora Alianca de Energia Eletrica SA	1,800	12,064
XP, Inc. Class A	1,556	31,120
YDUQS Participacoes SA	1,800	6,330
TOTAL BRAZIL		245,884
Chile - 1.2%
Antofagasta PLC	1,814	29,655
Banco de Chile	210,396	21,616
TOTAL CHILE		51,271
China - 27.8%
Akeso, Inc. (a)(b)	1,011	5,677
Alibaba Group Holding Ltd. (a)	12,704	130,789
Alibaba Group Holding Ltd. sponsored ADR (a)	134	11,060
Baidu, Inc.:
Class A (a)	739	9,702
sponsored ADR (a)	51	5,355
BeiGene Ltd. ADR (a)	79	14,716
BYD Co. Ltd. (H Shares)	1,485	45,159
China Communications Services Corp. Ltd. (H Shares)	16,198	6,625
China Construction Bank Corp. (H Shares)	146,982	83,127
China Gas Holdings Ltd.	6,400	5,754
China Life Insurance Co. Ltd. (H Shares)	18,556	25,132
China Resources Beer Holdings Co. Ltd.	4,129	21,849
China Tower Corp. Ltd. (H Shares) (b)	46,966	4,380
ENN Energy Holdings Ltd.	2,508	18,998
ESR Group Ltd. (b)	2,598	3,338
Flat Glass Group Co. Ltd.	1,000	1,796
Guangdong Investment Ltd.	13,865	9,461
Haier Smart Home Co. Ltd.	5,014	14,302
Haier Smart Home Co. Ltd. ADR	798	9,112
Haitian International Holdings Ltd.	5,000	11,928
Industrial & Commercial Bank of China Ltd. (H Shares)	51,291	24,581
Innovent Biologics, Inc. (a)(b)	1,035	6,099
JD.com, Inc.:
Class A	523	6,649
sponsored ADR	114	2,898
JOYY, Inc. ADR	93	3,620
KE Holdings, Inc. ADR	175	2,574
Kingdee International Software Group Co. Ltd. (a)	3,000	3,981
Kunlun Energy Co. Ltd.	13,765	11,468
Lenovo Group Ltd.	30,607	35,618
Li Auto, Inc.:
ADR (a)	719	24,309
Class A (a)	771	13,040
Meituan Class B (a)(b)	4,171	59,124
NetEase, Inc. ADR	280	29,938
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	584	38,246
PDD Holdings, Inc. ADR (a)	838	84,990
Ping An Insurance Group Co. of China Ltd. (H Shares)	9,996	50,704
Shangri-La Asia Ltd. (a)	17,906	11,424
Sinopec Engineering Group Co. Ltd. (H Shares)	23,500	11,744
Sinotruk Hong Kong Ltd.	8,499	16,008
Sunny Optical Technology Group Co. Ltd.	392	3,284
Tencent Holdings Ltd.	4,840	179,122
Tongdao Liepin Group (a)	5,415	3,979
TravelSky Technology Ltd. (H Shares)	7,123	11,252
Trip.com Group Ltd. ADR (a)	1,087	36,958
Tsingtao Brewery Co. Ltd. (H Shares)	2,016	15,288
Uni-President China Holdings Ltd.	18,705	12,730
WuXi AppTec Co. Ltd. (H Shares) (b)	1,041	12,509
Wuxi Biologics (Cayman), Inc. (a)(b)	4,707	29,267
XPeng, Inc. ADR (a)	629	9,108
Zai Lab Ltd. (a)	1,613	4,116
ZTO Express, Inc. sponsored ADR	619	14,590
TOTAL CHINA		1,207,478
Greece - 1.4%
Alpha Bank SA (a)	32,020	47,771
OPAP SA	812	13,747
TOTAL GREECE		61,518
Hong Kong - 1.3%
ASMPT Ltd.	1,100	9,317
Gushengtang Holdings Ltd.	200	1,198
Huanxi Media Group Ltd. (a)	69,070	6,352
Kerry Properties Ltd.	5,693	9,580
Prudential PLC	3,003	31,401
TOTAL HONG KONG		57,848
India - 14.6%
HDFC Bank Ltd. sponsored ADR	3,045	172,195
ICICI Bank Ltd. sponsored ADR	5,599	124,242
Infosys Ltd. sponsored ADR	7,532	123,675
Larsen & Toubro Ltd. GDR	2,090	73,568
Reliance Industries Ltd. GDR (b)	2,603	142,124
TOTAL INDIA		635,804
Indonesia - 4.3%
First Resources Ltd.	22,829	25,206
PT Bank Central Asia Tbk	119,400	65,780
PT Bank Mandiri (Persero) Tbk	5,300	1,893
PT Bank Negara Indonesia (Persero) Tbk	4,100	1,237
PT Bank Rakyat Indonesia (Persero) Tbk	169,300	52,937
PT Sumber Alfaria Trijaya Tbk	78,800	14,341
PT Telkom Indonesia Persero Tbk	107,300	23,522
TOTAL INDONESIA		184,916
Korea (South) - 11.9%
AMOREPACIFIC Corp.	107	10,029
Coway Co. Ltd.	271	8,659
Delivery Hero AG (a)(b)	473	11,997
Hyundai Motor Co. Ltd.	35	4,403
Jeisys Medical, Inc. (a)	538	4,194
JYP Entertainment Corp.	64	4,864
Kakao Corp.	623	17,534
Kakao Pay Corp. (a)	26	662
KB Financial Group, Inc.	744	28,318
Kia Corp.	375	21,393
Korea Aerospace Industries Ltd.	53	1,741
LG Chemical Ltd.	12	3,927
LG Corp.	141	8,059
LS Electric Co. Ltd.	83	3,943
NAVER Corp.	403	56,257
NCSOFT Corp.	27	4,658
POSCO	37	11,310
Samsung Biologics Co. Ltd. (a)(b)	37	19,422
Samsung Electronics Co. Ltd.	4,389	218,138
Samsung SDI Co. Ltd.	35	11,066
SK Hynix, Inc.	777	67,376
TOTAL KOREA (SOUTH)		517,950
Mexico - 3.5%
Corporacion Inmobiliaria Vesta S.A.B. de CV	3,351	10,507
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	367	11,538
Fibra Uno Administracion SA de CV	2,500	3,795
Gruma S.A.B. de CV Series B	1,067	18,567
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	648	7,559
Grupo Aeroportuario Norte S.A.B. de CV	1,200	9,161
Grupo Financiero Banorte S.A.B. de CV Series O	6,591	53,491
Wal-Mart de Mexico SA de CV Series V	10,532	37,696
TOTAL MEXICO		152,314
Netherlands - 0.5%
CTP BV (b)	1,459	21,242
Panama - 0.5%
Copa Holdings SA Class A	243	19,841
Philippines - 0.6%
SM Investments Corp.	1,371	19,331
SM Prime Holdings, Inc.	16,800	8,867
TOTAL PHILIPPINES		28,198
Poland - 0.6%
CD Projekt RED SA	472	11,766
Dino Polska SA (a)(b)	156	14,759
TOTAL POLAND		26,525
South Africa - 3.2%
Absa Group Ltd.	901	8,215
Bid Corp. Ltd.	535	11,350
Capitec Bank Holdings Ltd.	343	30,456
Discovery Ltd.	3,523	24,305
FirstRand Ltd.	298	982
Impala Platinum Holdings Ltd.	4,898	20,403
Pick 'n Pay Stores Ltd.	4,936	6,621
Shoprite Holdings Ltd.	1,744	22,348
Standard Bank Group Ltd.	1,258	12,345
TOTAL SOUTH AFRICA		137,025
Taiwan - 13.6%
ASE Technology Holding Co. Ltd.	1,000	3,498
ASUSTeK Computer, Inc.	1,000	10,477
BizLink Holding, Inc.	1,000	7,787
Chailease Holding Co. Ltd.	8,000	43,363
Chroma ATE, Inc.	1,000	6,752
Delta Electronics, Inc.	3,000	27,015
Formosa Plastics Corp.	14,000	33,269
HIWIN Technologies Corp.	2,000	12,111
International Games Systems Co. Ltd.	1,000	19,260
King Yuan Electronics Co. Ltd.	5,000	11,837
Lite-On Technology Corp.	4,000	12,444
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,090	353,012
Uni-President Enterprises Corp.	23,000	48,216
TOTAL TAIWAN		589,041
Tanzania - 0.3%
Helios Towers PLC (a)	17,800	13,100
Thailand - 0.0%
Bangkok Bank PCL (For. Reg.)	100	436
United States of America - 2.1%
FirstCash Holdings, Inc.	456	49,668
Globant SA (a)	71	12,091
Legend Biotech Corp. ADR (a)	106	7,003
Tenaris SA sponsored ADR	260	8,143
Titan Cement International Trading SA	691	13,073
TOTAL UNITED STATES OF AMERICA		89,978
TOTAL COMMON STOCKS (Cost $4,273,278)		4,040,369

Nonconvertible Preferred Stocks - 2.6%
	Shares	Value ($)
Brazil - 2.1%
Companhia de Transmissao de Energia Eletrica Paulista (PN)	3,400	14,290
Itau Unibanco Holding SA	1,800	9,575
Metalurgica Gerdau SA (PN)	5,900	12,088
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	1,689	23,359
sponsored ADR	2,054	30,810
TOTAL BRAZIL		90,122
Korea (South) - 0.5%
Hyundai Motor Co. Ltd. Series 2	188	13,946
Samsung Electronics Co. Ltd.	271	10,804
TOTAL KOREA (SOUTH)		24,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $104,653)		114,872

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c) (Cost $118,523)	118,499	118,523

TOTAL INVESTMENT IN SECURITIES - 98.4% (Cost $4,496,454)	4,273,764
NET OTHER ASSETS (LIABILITIES) - 1.6%	67,407
NET ASSETS - 100.0%	4,341,171

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	3	Dec 2023	137,880	(2,959)	(2,959)

The notional amount of futures purchased as a percentage of Net Assets is 3.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $88,378.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $347,818 or 8.0% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	4,683,179	4,564,656	6,860	-	-	118,523	0.0%
Total	-	4,683,179	4,564,656	6,860	-	-	118,523

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	393,409	63,779	329,630	-
Consumer Discretionary	612,506	272,366	340,140	-
Consumer Staples	303,678	156,019	147,659	-
Energy	204,436	204,436	-	-
Financials	1,020,746	611,175	409,571	-
Health Care	126,286	43,804	82,482	-
Industrials	253,281	154,004	99,277	-
Information Technology	922,181	488,778	433,403	-
Materials	141,114	72,205	68,909	-
Real Estate	79,477	57,692	21,785	-
Utilities	98,127	52,446	45,681	-

Money Market Funds	118,523	118,523	-	-
Total Investments in Securities:	4,273,764	2,295,227	1,978,537	-
Derivative Instruments: Liabilities
Futures Contracts	(2,959)	(2,959)	-	-
Total Liabilities	(2,959)	(2,959)	-	-
Total Derivative Instruments:	(2,959)	(2,959)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(2,959)
Total Equity Risk	0	(2,959)
Total Value of Derivatives	0	(2,959)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series Sustainable Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $4,377,931)	$4,155,241
Fidelity Central Funds (cost $118,523)	118,523

Total Investment in Securities (cost $4,496,454)		$4,273,764
Segregated cash with brokers for derivative instruments		8,612
Cash		47,502
Receivable for fund shares sold		5,319
Dividends receivable		8,519
Distributions receivable from Fidelity Central Funds		532
Receivable from investment adviser for expense reductions		2,757
Total assets		4,347,005
Liabilities
Payable for fund shares redeemed	$184
Payable for daily variation margin on futures contracts	915
Custody fee payable	4,735
Total Liabilities		5,834
Net Assets		$4,341,171
Net Assets consist of:
Paid in capital		$4,535,384
Total accumulated earnings (loss)		(194,213)
Net Assets		$4,341,171
Net Asset Value, offering price and redemption price per share ($4,341,171 ÷ 451,158 shares)		$9.62

Statement of Operations
		For the period May 11, 2023 (commencement of operations) through October 31, 2023
Investment Income
Dividends		$69,190
Interest		78
Income from Fidelity Central Funds		6,860
Income before foreign taxes withheld		$76,128
Less foreign taxes withheld		(6,061)
Total Income		70,067
Expenses
Custodian fees and expenses	$6,414
Independent trustees' fees and expenses	7
Total expenses before reductions	6,421
Expense reductions	(6,259)
Total expenses after reductions		162
Net Investment income (loss)		69,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(26,149)
Foreign currency transactions	(1,368)
Futures contracts	(10,954)
Total net realized gain (loss)		(38,471)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(222,690)
Assets and liabilities in foreign currencies	3
Futures contracts	(2,959)
Total change in net unrealized appreciation (depreciation)		(225,646)
Net gain (loss)		(264,117)
Net increase (decrease) in net assets resulting from operations		$(194,212)
Statement of Changes in Net Assets

For the period May 11, 2023 (commencement of operations) through October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$69,905
Net realized gain (loss)	(38,471)
Change in net unrealized appreciation (depreciation)	(225,646)
Net increase (decrease) in net assets resulting from operations	(194,212)
Share transactions
Proceeds from sales of shares	4,692,849
Cost of shares redeemed	(157,466)

Net increase (decrease) in net assets resulting from share transactions	4,535,383
Total increase (decrease) in net assets	4,341,171

Net Assets
Beginning of period	-
End of period	$4,341,171

Other Information
Shares
Sold	466,593
Redeemed	(15,435)
Net increase (decrease)	451,158

Financial Highlights
Fidelity® Series Sustainable Emerging Markets Fund

Years ended October 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.16
Net realized and unrealized gain (loss)	(.54)
Total from investment operations	(.38)
Net asset value, end of period	$9.62
Total Return D,E	(3.80)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.31% H
Expenses net of fee waivers, if any	.01% H
Expenses net of all reductions	.01% H
Net investment income (loss)	3.40% H
Supplemental Data
Net assets, end of period (000 omitted)	$4,341
Portfolio turnover rate I	36% J

AFor the period May 11, 2023 (commencement of operations) through October 31, 2023.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.0
Linde PLC (United States of America, Chemicals)	1.7
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.7
Nestle SA (Reg. S) (United States of America, Food Products)	1.6
BAE Systems PLC (United Kingdom, Aerospace & Defense)	1.4
Shell PLC ADR (Netherlands, Oil, Gas & Consumable Fuels)	1.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.1
Marsh & McLennan Companies, Inc. (United States of America, Insurance)	1.1
17.0

Market Sectors (% of Fund's net assets)

Financials	21.7
Industrials	20.1
Information Technology	11.5
Consumer Discretionary	10.3
Materials	8.4
Health Care	7.9
Energy	6.7
Consumer Staples	5.6
Communication Services	1.8
Real Estate	1.3
Utilities	0.6

Asset Allocation (% of Fund's net assets)

Futures - 2.9%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.9%
	Shares	Value ($)
Australia - 2.3%
ASX Ltd.	128	4,573
BlueScope Steel Ltd.	164	1,966
Brambles Ltd.	1,446	12,068
Cochlear Ltd.	28	4,292
Computershare Ltd.	292	4,608
DEXUS Property Group unit	1,009	4,167
EBOS Group Ltd.	430	8,778
Flutter Entertainment PLC (a)	90	14,117
Flutter Entertainment PLC (Ireland) (a)	7	1,096
Fortescue Metals Group Ltd.	284	4,040
IGO Ltd.	532	3,221
Imdex Ltd.	1,927	2,021
Lendlease Group unit	543	2,151
Macquarie Group Ltd.	88	9,046
Mineral Resources Ltd.	118	4,349
Mirvac Group unit	5,231	6,069
Orica Ltd.	493	4,607
Pilbara Minerals Ltd.	1,284	3,016
QBE Insurance Group Ltd.	144	1,428
REA Group Ltd.	59	5,416
Suncorp Group Ltd.	419	3,566
Transurban Group unit	2,744	20,658
Woodside Energy Group Ltd.	1,523	33,171
TOTAL AUSTRALIA		158,424
Austria - 0.4%
Mondi PLC	274	4,426
OMV AG	277	12,122
Verbund AG	62	5,379
Wienerberger AG	81	1,966
TOTAL AUSTRIA		23,893
Belgium - 1.0%
Azelis Group NV	611	10,409
Fagron NV	143	2,509
KBC Ancora	215	8,121
KBC Group NV	807	44,317
Umicore SA	102	2,427
TOTAL BELGIUM		67,783
Brazil - 0.4%
Wheaton Precious Metals Corp.	630	26,608
Canada - 9.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,066	58,029
Andlauer Healthcare Group, Inc.	163	4,565
Bank of Montreal	598	45,188
Brookfield Asset Management Ltd. Class A	131	3,755
Brookfield Corp. (Canada) Class A	737	21,471
CAE, Inc. (a)	1,280	26,731
Cameco Corp.	427	17,468
Cameco Corp.	127	5,196
Canadian National Railway Co.	233	24,653
Canadian Natural Resources Ltd.	186	11,811
Canadian Pacific Kansas City Ltd.	828	58,788
Cogeco Communications, Inc.	26	1,024
Computer Modelling Group Ltd.	781	5,159
Definity Financial Corp.	168	4,645
Dollarama, Inc.	108	7,375
Enbridge, Inc.	729	23,362
Franco-Nevada Corp.	218	26,520
Intact Financial Corp.	164	23,042
Jamieson Wellness, Inc. (b)	78	1,281
Magna International, Inc. Class A (sub. vtg.)	190	9,130
Metro, Inc.	235	11,937
Nutrien Ltd.	497	26,693
Parkland Corp.	398	12,045
Pason Systems, Inc.	530	5,079
PrairieSky Royalty Ltd.	1,766	31,009
Real Matters, Inc. (a)	413	1,456
Richelieu Hardware Ltd.	249	7,448
Royal Bank of Canada	516	41,213
Shopify, Inc. Class A (a)	558	26,352
Sun Life Financial, Inc.	1,051	48,005
The Toronto-Dominion Bank	1,002	55,969
Thomson Reuters Corp.	57	6,828
TMX Group Ltd.	523	10,892
Triple Flag Precious Metals Corp.	116	1,475
TOTAL CANADA		665,594
Chile - 0.1%
Antofagasta PLC	315	5,150
Lundin Mining Corp.	609	3,803
TOTAL CHILE		8,953
China - 0.1%
BOC Hong Kong (Holdings) Ltd.	2,005	5,302
Prosus NV	156	4,363
TOTAL CHINA		9,665
Denmark - 3.3%
Carlsberg A/S Series B	34	4,052
DSV A/S	217	32,363
Genmab A/S (a)	13	3,675
Novo Nordisk A/S Series B	1,686	162,659
Novozymes A/S Series B	50	2,244
ORSTED A/S (b)	21	1,015
Pandora A/S	53	5,997
Vestas Wind Systems A/S (a)	702	15,216
TOTAL DENMARK		227,221
Finland - 1.0%
Kesko Oyj	262	4,426
Metso Corp.	768	6,750
Musti Group OYJ	98	1,930
Neste OYJ	277	9,294
Nokia Corp.	2,645	8,810
Nordea Bank Abp	2,138	22,467
UPM-Kymmene Corp.	124	4,168
Wartsila Corp.	608	7,231
TOTAL FINLAND		65,076
France - 10.5%
Air Liquide SA	143	24,503
Airbus Group NV	376	50,413
ALTEN	175	20,609
AXA SA	1,304	38,638
BNP Paribas SA	510	29,327
Capgemini SA	195	34,462
Compagnie Generale des Etablissements Michelin SCA Series B	821	24,391
Covivio	257	10,986
Danone SA	289	17,193
Dassault Systemes SA	443	18,249
Edenred SA	772	41,039
EssilorLuxottica SA	64	11,555
Exclusive Networks SA (a)	123	1,955
Gecina SA	64	6,271
Hermes International SCA	2	3,724
Kering SA	14	5,694
L'Oreal SA	78	32,786
Lectra	333	8,421
Legrand SA	324	28,028
LVMH Moet Hennessy Louis Vuitton SE	195	139,606
Pernod Ricard SA	89	15,774
Societe Generale Series A	699	15,708
Stef SA	25	2,688
Teleperformance	45	5,150
Thermador Groupe SA	36	2,556
TotalEnergies SE	1,752	117,134
Valeo SA	647	8,516
Worldline SA (a)(b)	116	1,470
TOTAL FRANCE		716,846
Germany - 5.5%
adidas AG	15	2,654
Allianz SE	78	18,271
Commerzbank AG	615	6,605
Covestro AG (a)(b)	7	353
Deutsche Borse AG	275	45,264
Deutsche Lufthansa AG (a)	589	4,116
DHL Group	268	10,424
Fresenius SE & Co. KGaA	151	3,873
GEA Group AG	276	9,412
Hannover Reuck SE	151	33,281
Henkel AG & Co. KGaA	230	14,536
Infineon Technologies AG	1,023	29,882
LEG Immobilien AG (a)	85	5,292
Merck KGaA	226	34,040
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	102	40,850
Puma AG	79	4,455
Rheinmetall AG	126	36,050
SAP SE	246	32,997
Siemens AG	286	37,952
Siemens Healthineers AG (b)	83	4,068
Zalando SE (a)(b)	94	2,187
TOTAL GERMANY		376,562
Greece - 0.0%
Mytilineos SA	59	2,184
Hong Kong - 1.1%
AIA Group Ltd.	3,594	31,210
Hang Seng Bank Ltd.	501	5,728
Hong Kong Exchanges and Clearing Ltd.	203	7,101
MTR Corp. Ltd.	3,512	13,129
Prudential PLC	1,382	14,451
Swire Pacific Ltd. (A Shares)	518	3,309
Swire Properties Ltd.	432	836
TOTAL HONG KONG		75,764
India - 0.3%
HDFC Bank Ltd. sponsored ADR	367	20,754
Indonesia - 0.2%
PT Bank Rakyat Indonesia (Persero) Tbk	25,400	7,942
PT Selamat Sempurna Tbk	15,200	2,076
TOTAL INDONESIA		10,018
Ireland - 0.5%
Bank of Ireland Group PLC	1,197	10,702
Kerry Group PLC Class A	105	8,097
Kingspan Group PLC (Ireland)	262	17,598
TOTAL IRELAND		36,397
Israel - 0.4%
Bank Hapoalim BM (Reg.)	127	907
Elbit Systems Ltd. (Israel)	30	5,569
Ituran Location & Control Ltd.	143	3,536
NICE Ltd. (a)	21	3,245
NICE Ltd. sponsored ADR (a)	72	11,113
Wix.com Ltd. (a)	68	5,433
TOTAL ISRAEL		29,803
Italy - 2.1%
Assicurazioni Generali SpA	1,717	34,055
Banca Generali SpA	55	1,782
BFF Bank SpA (b)	235	2,257
Enel SpA	646	4,101
Eni SpA	917	14,991
GVS SpA (a)(b)	271	1,210
Industrie de Nora SpA	119	1,678
Intesa Sanpaolo SpA	6,611	17,227
Prada SpA	2,240	13,494
Recordati SpA	269	12,410
Terna - Rete Elettrica Nazionale	293	2,240
UniCredit SpA	1,610	40,362
TOTAL ITALY		145,807
Japan - 15.8%
Ajinomoto Co., Inc.	504	18,407
Ana Holdings, Inc. (a)	400	7,853
Asahi Kasei Corp.	3,102	19,070
Astellas Pharma, Inc.	296	3,744
BayCurrent Consulting, Inc.	96	2,410
Bridgestone Corp.	201	7,607
Capcom Co. Ltd.	198	6,373
Curves Holdings Co. Ltd.	1,018	4,441
Daifuku Co. Ltd.	400	6,609
Daiichi Sankyo Kabushiki Kaisha	206	5,312
Daiwa Securities Group, Inc.	5,189	29,922
DENSO Corp.	400	5,907
Dexerials Corp.	100	2,281
Eisai Co. Ltd.	201	10,649
Elan Corp.	207	1,023
ENEOS Holdings, Inc.	999	3,702
FANUC Corp.	591	14,667
Fast Retailing Co. Ltd.	100	22,140
FUJIFILM Holdings Corp.	497	27,185
Fujitsu Ltd.	201	26,039
Hankyu Hanshin Holdings, Inc.	700	22,025
Hitachi Ltd.	800	50,709
Honda Motor Co. Ltd.	1,782	18,263
Hoya Corp.	704	67,773
Ibiden Co. Ltd.	390	16,628
Itochu Corp.	1,477	53,203
JFE Holdings, Inc.	378	5,267
KDDI Corp.	798	23,872
Koshidaka Holdings Co. Ltd.	592	4,212
Kubota Corp.	594	7,989
Kurita Water Industries Ltd.	200	6,077
LIXIL Group Corp.	600	6,579
LY Corp.	1,100	2,804
Marubeni Corp.	689	10,074
MatsukiyoCocokara & Co.	300	5,263
Minebea Mitsumi, Inc.	298	4,672
Mitsubishi Heavy Industries Ltd.	94	4,841
Mitsui Chemicals, Inc.	99	2,495
Miura Co. Ltd.	101	1,958
NEC Corp.	97	4,671
Nitto Denko Corp.	96	6,212
Nomura Holdings, Inc.	797	3,079
Nomura Research Institute Ltd.	397	10,421
OMRON Corp.	300	10,748
Oriental Land Co. Ltd.	301	9,736
ORIX Corp.	1,180	21,460
Panasonic Holdings Corp.	200	1,755
Persol Holdings Co. Ltd.	4,000	5,998
Rakuten Group, Inc.	1,296	4,794
Recruit Holdings Co. Ltd.	979	28,071
Renesas Electronics Corp. (a)	1,682	22,094
San-Ai Obbli Co. Ltd.	200	2,160
Seiko Epson Corp.	300	4,165
Sekisui Chemical Co. Ltd.	298	4,082
SG Holdings Co. Ltd.	791	11,212
Shin-Etsu Chemical Co. Ltd.	1,200	35,884
Shionogi & Co. Ltd.	2	93
SoftBank Corp.	1,400	15,830
SoftBank Group Corp.	99	4,054
Sompo Holdings, Inc.	298	12,909
Sony Group Corp.	691	57,449
Sumitomo Chemical Co. Ltd.	6,182	15,713
Sumitomo Metal Mining Co. Ltd.	199	5,590
Sysmex Corp.	201	9,628
T&D Holdings, Inc.	300	5,352
TDK Corp.	99	3,704
TIS, Inc.	496	10,622
Tokio Marine Holdings, Inc.	2,575	57,609
Tokyo Electron Ltd.	200	26,428
Tokyo Gas Co. Ltd.	97	2,178
Toray Industries, Inc.	2,997	14,499
Toyota Motor Corp.	3,300	57,729
USS Co. Ltd.	304	5,314
YAKUODO Holdings Co. Ltd.	100	1,842
Yamaha Corp.	399	10,657
Yamaha Motor Co. Ltd.	702	17,155
Yaskawa Electric Corp.	396	12,962
Yokogawa Electric Corp.	360	6,536
TOTAL JAPAN		1,080,440
Korea (South) - 0.2%
Samsung Electronics Co. Ltd.	303	15,059
Netherlands - 5.5%
Adyen BV (a)(b)	1	674
Akzo Nobel NV	172	11,513
ASM International NV (Netherlands)	32	13,154
ASML Holding NV (Netherlands)	293	176,131
BE Semiconductor Industries NV	24	2,471
ING Groep NV (Certificaten Van Aandelen)	667	8,551
Koninklijke KPN NV	4,145	13,932
Shell PLC:
ADR	1,212	78,950
(London)	572	18,434
TKH Group NV (bearer) (depositary receipt)	32	1,167
Topicus.Com, Inc. (a)	20	1,317
Universal Music Group NV	343	8,400
Wolters Kluwer NV	296	37,928
TOTAL NETHERLANDS		372,622
New Zealand - 0.1%
Meridian Energy Ltd.	696	1,960
Xero Ltd. (a)	68	4,649
TOTAL NEW ZEALAND		6,609
Norway - 1.0%
DNB Bank ASA	768	13,839
Equinor ASA	573	19,209
Gjensidige Forsikring ASA	478	7,159
Kongsberg Gruppen ASA	271	11,062
Norsk Hydro ASA	578	3,296
Orkla ASA	425	2,927
Schibsted ASA (B Shares)	285	5,281
Telenor ASA	444	4,537
Volue A/S (a)	594	996
TOTAL NORWAY		68,306
Portugal - 0.3%
Galp Energia SGPS SA Class B	1,347	20,253
Singapore - 0.9%
CapitaLand Investment Ltd.	2,633	5,654
City Developments Ltd.	2,111	9,744
Keppel (REIT) (c)	722	419
Keppel Corp. Ltd.	3,610	16,387
STMicroelectronics NV (France)	365	13,914
United Overseas Bank Ltd.	705	13,906
TOTAL SINGAPORE		60,024
South Africa - 0.2%
Anglo American PLC (United Kingdom)	608	15,492
Spain - 2.0%
Amadeus IT Holding SA Class A	1,134	64,578
Banco Bilbao Vizcaya Argentaria SA	1,357	10,676
Banco Santander SA (Spain)	9,926	36,402
Corp. ACCIONA Energias Renovables SA	125	3,383
Iberdrola SA	131	1,457
Industria de Diseno Textil SA	173	5,958
Naturgy Energy Group SA	374	10,566
Redeia Corp. SA	324	5,041
TOTAL SPAIN		138,061
Sweden - 3.5%
Addlife AB	216	1,407
AddTech AB (B Shares)	1,347	19,718
Alfa Laval AB	131	4,232
ASSA ABLOY AB (B Shares)	652	13,897
Atlas Copco AB (A Shares)	5,182	67,102
Autoliv, Inc.	156	14,297
Bergman & Beving AB (B Shares)	290	3,887
Boliden AB	464	11,878
Dometic Group AB (b)	239	1,471
Epiroc AB (A Shares)	1,559	25,684
EQT AB	31	563
Essity AB (B Shares)	138	3,144
H&M Hennes & Mauritz AB (B Shares)	161	2,153
Hemnet Group AB	266	4,616
Indutrade AB	634	11,198
Investor AB (B Shares)	113	2,069
INVISIO AB	351	5,270
Nibe Industrier AB (B Shares)	292	1,679
Sandvik AB	124	2,112
Svenska Cellulosa AB SCA (B Shares)	648	8,879
Svenska Handelsbanken AB (A Shares)	681	5,806
Swedbank AB (A Shares)	155	2,538
Tele2 AB (B Shares)	848	6,012
Telia Co. AB	4,674	9,909
Volvo AB (A Shares)	425	8,506
TOTAL SWEDEN		238,027
Switzerland - 3.8%
ABB Ltd. (Reg.)	1,112	37,361
Alcon, Inc. (Switzerland)	226	16,104
Banque Cantonale Vaudoise	12	1,353
Compagnie Financiere Richemont SA Series A	235	27,724
DSM-Firmenich AG	94	8,513
Geberit AG (Reg.)	8	3,710
Givaudan SA	4	13,280
Kardex AG	15	2,892
Kuehne & Nagel International AG	56	15,052
Logitech International SA (Reg.)	163	12,751
Novartis AG	22	2,060
Partners Group Holding AG	10	10,518
Sandoz Group AG	4	104
SGS SA (Reg.)	114	9,271
Sig Group AG	512	11,251
Straumann Holding AG	23	2,704
Swiss Life Holding AG	23	14,710
Tecan Group AG	21	6,012
Temenos Group AG	108	7,734
VAT Group AG (b)	19	6,699
Zurich Insurance Group Ltd.	103	48,757
TOTAL SWITZERLAND		258,560
Taiwan - 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	239	20,628
United Kingdom - 10.5%
3i Group PLC	1,209	28,505
Ashtead Group PLC	200	11,435
AstraZeneca PLC (United Kingdom)	625	78,252
B&M European Value Retail SA	837	5,380
BAE Systems PLC	7,077	95,160
Barratt Developments PLC	2,637	13,266
Beazley PLC	1,193	7,460
Berkeley Group Holdings PLC	49	2,404
Bodycote PLC	385	2,686
Burberry Group PLC	226	4,648
CNH Industrial NV	896	9,921
Compass Group PLC	2,343	59,070
Croda International PLC	154	8,195
DCC PLC (United Kingdom)	187	10,376
Dechra Pharmaceuticals PLC	79	3,656
Deliveroo PLC Class A (a)(b)	1,122	1,773
Diageo PLC	1,238	46,816
Diploma PLC	280	9,672
Entain PLC	139	1,572
Hill & Smith Holdings PLC	104	2,083
Howden Joinery Group PLC	793	6,146
Informa PLC	574	4,965
InterContinental Hotel Group PLC ADR	293	21,134
J Sainsbury PLC	2,740	8,569
Johnson Matthey PLC	317	5,756
Kingfisher PLC	2,981	7,612
Lloyds Banking Group PLC	19,622	9,550
London Stock Exchange Group PLC	200	20,179
NatWest Group PLC	4,109	8,940
On The Beach Group PLC (a)(b)	1,107	1,278
RELX PLC (London Stock Exchange)	1,682	58,748
Rentokil Initial PLC	2,288	11,652
Rightmove PLC	1,375	7,905
Sage Group PLC	3,631	42,835
Schroders PLC	3,007	13,497
Segro PLC	991	8,586
Spectris PLC	831	31,311
Spirax-Sarco Engineering PLC	14	1,394
SSE PLC	230	4,565
St. James's Place PLC	655	5,092
Standard Chartered PLC (United Kingdom)	3,685	28,217
Synthomer PLC (a)	22	51
Taylor Wimpey PLC	1,056	1,422
Ten Entertainment Group PLC	209	749
Unilever PLC	86	4,073
TOTAL UNITED KINGDOM		716,556
United States of America - 12.9%
CBRE Group, Inc. (a)	245	16,988
CDW Corp.	74	14,830
CRH PLC	769	41,195
CRH PLC	873	46,911
CyberArk Software Ltd. (a)	35	5,727
Eneti, Inc.	187	1,898
Experian PLC	1,064	32,215
Ferguson PLC	236	35,368
ICON PLC (a)	81	19,761
James Hardie Industries PLC CDI (a)	85	2,121
Linde PLC	310	118,470
Marsh & McLennan Companies, Inc.	394	74,722
MasterCard, Inc. Class A	85	31,990
Microsoft Corp.	51	17,244
Moody's Corp.	96	29,568
Morningstar, Inc.	28	7,091
MSCI, Inc.	60	28,293
Nestle SA (Reg. S)	1,001	107,947
NOV, Inc.	588	11,736
Otis Worldwide Corp.	66	5,096
PriceSmart, Inc.	53	3,312
ResMed, Inc.	115	16,240
Roche Holding AG (participation certificate)	29	7,474
S&P Global, Inc.	143	49,951
Sanofi SA	320	29,058
Schneider Electric SA	277	42,618
Sherwin-Williams Co.	86	20,486
Swiss Re Ltd.	155	16,890
Synopsys, Inc. (a)	28	13,144
Thermo Fisher Scientific, Inc.	12	5,337
Visa, Inc. Class A	129	30,328
TOTAL UNITED STATES OF AMERICA		884,009
TOTAL COMMON STOCKS (Cost $7,087,949)		6,561,998

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
Germany - 0.0%
Sartorius AG (non-vtg.) (Cost $3,970)	12	2,999

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d) (Cost $246,454)	246,405	246,454

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $7,338,373)	6,811,451
NET OTHER ASSETS (LIABILITIES) - 0.5%	32,951
NET ASSETS - 100.0%	6,844,402

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	2	Dec 2023	197,410	(335)	(335)

The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,736 or 0.4% of net assets.

(c)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	7,501,259	7,254,805	9,251	-	-	246,454	0.0%
Total	-	7,501,259	7,254,805	9,251	-	-	246,454

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	124,930	34,340	90,590	-
Consumer Discretionary	718,535	207,627	510,908	-
Consumer Staples	370,411	117,496	252,915	-
Energy	447,126	238,325	208,801	-
Financials	1,516,056	983,794	532,262	-
Health Care	541,814	147,344	394,470	-
Industrials	1,359,016	548,314	810,702	-
Information Technology	775,640	269,965	505,675	-
Materials	587,656	411,867	175,789	-
Real Estate	81,928	49,579	32,349	-
Utilities	41,885	31,174	10,711	-

Money Market Funds	246,454	246,454	-	-
Total Investments in Securities:	6,811,451	3,286,279	3,525,172	-
Derivative Instruments: Liabilities
Futures Contracts	(335)	(335)	-	-
Total Liabilities	(335)	(335)	-	-
Total Derivative Instruments:	(335)	(335)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(335)
Total Equity Risk	0	(335)
Total Value of Derivatives	0	(335)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $7,091,919)	$6,564,997
Fidelity Central Funds (cost $246,454)	246,454

Total Investment in Securities (cost $7,338,373)		$6,811,451
Segregated cash with brokers for derivative instruments		6,340
Foreign currency held at value (cost $1,193)		1,190
Receivable for fund shares sold		14,436
Dividends receivable		15,655
Interest receivable		9
Distributions receivable from Fidelity Central Funds		671
Receivable for daily variation margin on futures contracts		590
Total assets		6,850,342
Liabilities
Payable for investments purchased on a delayed delivery basis	$422
Payable for fund shares redeemed	518
Custody fee payable	4,976
Other payables and accrued expenses	24
Total Liabilities		5,940
Net Assets		$6,844,402
Net Assets consist of:
Paid in capital		$7,341,596
Total accumulated earnings (loss)		(497,194)
Net Assets		$6,844,402
Net Asset Value, offering price and redemption price per share ($6,844,402 ÷ 732,893 shares)		$9.34

Statement of Operations
		For the period May 11, 2023 (commencement of operations) through October 31, 2023
Investment Income
Dividends		$72,495
Interest		142
Income from Fidelity Central Funds		9,251
Income before foreign taxes withheld		$81,888
Less foreign taxes withheld		(8,303)
Total Income		73,585
Expenses
Custodian fees and expenses	$9,047
Independent trustees' fees and expenses	11
Total expenses before reductions	9,058
Expense reductions	(8,724)
Total expenses after reductions		334
Net Investment income (loss)		73,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(24,017)
Foreign currency transactions	(259)
Futures contracts	(18,741)
Total net realized gain (loss)		(43,017)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(526,922)
Assets and liabilities in foreign currencies	(172)
Futures contracts	(335)
Total change in net unrealized appreciation (depreciation)		(527,429)
Net gain (loss)		(570,446)
Net increase (decrease) in net assets resulting from operations		$(497,195)
Statement of Changes in Net Assets

For the period May 11, 2023 (commencement of operations) through October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,251
Net realized gain (loss)	(43,017)
Change in net unrealized appreciation (depreciation)	(527,429)
Net increase (decrease) in net assets resulting from operations	(497,195)
Share transactions
Proceeds from sales of shares	7,829,024
Cost of shares redeemed	(487,427)

Net increase (decrease) in net assets resulting from share transactions	7,341,597
Total increase (decrease) in net assets	6,844,402

Net Assets
Beginning of period	-
End of period	$6,844,402

Other Information
Shares
Sold	782,048
Redeemed	(49,155)
Net increase (decrease)	732,893

Financial Highlights
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund

Years ended October 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.66)
Net asset value, end of period	$9.34
Total Return D,E	(6.60)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.29% H
Expenses net of fee waivers, if any	.01% H
Expenses net of all reductions	.01% H
Net investment income (loss)	2.35% H
Supplemental Data
Net assets, end of period (000 omitted)	$6,844
Portfolio turnover rate I	8% J

AFor the period May 11, 2023 (commencement of operations) through October 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, futures transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Sustainable Emerging Markets Fund	$4,512,089	$143,782	$ (382,107)	$ (238,325)
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	7,341,762	166,838	(697,149)	(530,311)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Sustainable Emerging Markets Fund	$77,556	$ (33,447)	$(238,322)
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	76,866	(43,577)	(530,483)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Series Sustainable Emerging Markets Fund	$(25,100)	$(8,347)	$(33,447)
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	(32,131)	(11,446)	(43,577)

The tax character of distributions paid was as follows:

October 31, 2023A
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Tax Return of Capital	Total
Fidelity Series Sustainable Emerging Markets Fund	$-	$-	$-	$-	$-
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	-	-	-	-	-

A For the period May 11, 2023 (commencement of operations) through October 31, 2023.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Sustainable Emerging Markets Fund	5,946,915	1,533,585
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	7,635,308	518,601
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Sustainable Emerging Markets Fund	$155
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Sustainable Emerging Markets Fund	21,668	-	-
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	39,958	-	-
7. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Sustainable Emerging Markets Fund	.013%	$ 6,142
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	.013%	$ 8,634

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Sustainable Emerging Markets Fund	$117
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	90
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from May 11, 2023 (commencement of operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the period from May 11, 2023 (commencement of operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 11, 2023 to October 31, 2023) for each fund. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value October 31, 2023	Expenses Paid During Period

Fidelity® Series Sustainable Emerging Markets Fund	.01%
Actual		$ 1,000	$ 962.00	$ .05C
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05D

Fidelity® Series Sustainable Non-U.S. Developed Markets Fund	.01%
Actual		$ 1,000	$ 934.00	$ .05C
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 174 / 365 (to reflect the period May 11, 2023 to October 31, 2023) for each fund.

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
Fidelity Series Sustainable Emerging Markets Fund
At its January 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the funds. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the funds. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.
Investment Performance. The funds are new and therefore had no historical performance for the Board to review at the time it approved the funds' Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the funds.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the funds will not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the funds. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, with certain exceptions. The Board also noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with each fund's securities lending program, if applicable.
The Board also noted that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed  0.013% through February 28, 2027.
Based on its review, the Board considered that the funds will not pay a management fee and concluded that each fund's projected total expense ratio was reasonable in light of the services that each fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The funds are new and therefore no revenue, cost, or profitability data were available for the Board to review in respect of each fund at the time it approved the Advisory Contracts. The Board also noted that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the funds are not relevant to approval of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, with certain exceptions. In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider Fidelity's profits in respect of all the Fidelity funds.
Economies of Scale. The Board concluded that because the funds will pay no advisory fees and FMR will bear all expenses of the funds, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, Fidelity managed 529 plans and collective investment trusts, which use the funds to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the funds will benefit from investing in one centralized fund as the funds may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' equity allocations.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the funds' Advisory Contracts should be approved.

1.9908948.100
SMKC-ANN-1223
Fidelity® International Small Cap Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.38%	2.86%	4.06%
Class M (incl. 3.50% sales charge)	8.68%	3.06%	4.01%
Class C (incl. contingent deferred sales charge)	11.06%	3.30%	4.04%
Fidelity® International Small Cap Fund	13.19%	4.37%	4.97%
Class I	13.20%	4.38%	4.99%
Class Z	13.38%	4.52%	5.07%

Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager David Jenkins:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 12% to 13%, versus 8.98% for the Fidelity International Small Cap Fund Linked Index and 8.98% for the broad-based MSCI All Country World ex US Small Cap Linked Index. From a regional standpoint, security selection in the U.K., along with picks and an underweight in Asia-Pacific ex-Japan, contributed to the fund's performance versus the benchmark. By sector, investment choices proved to be the primary contributor, especially within industrials, where our stock picks among capital goods firms helped most. Security selection in communication services was another plus. Stock selection in consumer discretionary and consumer staples also boosted the fund's relative performance. The top individual relative contributor was a stake in Mytilineos (+127%), one of the portfolio's biggest holdings. A stake in Rheinmetall gained 78% and was the second-largest relative contributor. The stock also was the fund's largest holding on October 31. Another notable relative contributor was our stake in Ashtead Technology Holdings (+103%), also one of the portfolio's more sizable holdings at period end. All of these relative contributors were non-benchmark positions. In contrast, on a regional basis, stock picks and an underweight in Japan, in addition to smaller-than-benchmark exposure to emerging markets, namely India, weighed on the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was stock picking in materials. Investment choices among health care companies, especially in the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Further pressuring performance was security selection and an underweight in energy. The fund's non-benchmark stake in Hypera Pharma returned roughly -37% and was the largest individual relative detractor. The firm was among the fund's largest holdings this period. A second notable relative detractor the past 12 months was avoiding EcoPro, a benchmark component that gained 887%. An outsized stake in Star Petroleum Refining (-34%) also hurt. Notable changes in positioning include decreased exposure to equity markets in China and a higher allocation to Mexico. By sector, meaningful shifts include increased exposure to the consumer staples sector and a lower allocation to health care stocks.
Note to shareholders:
After a thoughtful and deliberate transition, Sam Chamovitz came off the fund on September 30, 2023, leaving David Jenkins as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Rheinmetall AG (Germany, Aerospace & Defense)	1.4
Ashtead Technology Holdings PLC (United Kingdom, Trading Companies & Distributors)	1.2
Gruma S.A.B. de CV Series B (Mexico, Food Products)	1.1
Talanx AG (Germany, Insurance)	1.1
Renesas Electronics Corp. (Japan, Semiconductors & Semiconductor Equipment)	1.1
International Games Systems Co. Ltd. (Taiwan, Entertainment)	1.1
Mytilineos SA (Greece, Industrial Conglomerates)	1.0
Richter Gedeon PLC (Hungary, Pharmaceuticals)	1.0
Compania de Distribucion Integral Logista Holdings SA (Spain, Air Freight & Logistics)	0.9
RHI Magnesita NV (United States of America, Construction Materials)	0.9
10.8

Market Sectors (% of Fund's net assets)

Industrials	19.8
Consumer Discretionary	14.0
Financials	12.5
Consumer Staples	10.8
Information Technology	9.5
Materials	8.3
Health Care	5.8
Real Estate	5.8
Communication Services	4.0
Energy	3.2
Utilities	1.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.9%
	Shares	Value ($)
Australia - 3.5%
EBOS Group Ltd.	618,595	12,628,136
Flight Centre Travel Group Ltd. (a)	1,241,931	14,763,261
GUD Holdings Ltd.	2,849,195	19,375,399
Imdex Ltd.	12,986,983	13,622,162
Inghams Group Ltd.	13,428,082	31,450,439
Nanosonics Ltd. (b)	4,720,837	11,266,647
National Storage REIT unit	8,738,696	11,141,704
Servcorp Ltd. (c)	7,066,585	13,569,097
SomnoMed Ltd. (b)(c)	5,478,184	1,718,117
TOTAL AUSTRALIA		129,534,962
Austria - 2.2%
EuroTeleSites AG	2,012,735	6,772,366
Mayr-Melnhof Karton AG	213,300	25,051,893
Strabag SE	285,697	11,290,755
Telekom Austria AG	2,700,000	18,855,342
Wienerberger AG	808,900	19,634,279
TOTAL AUSTRIA		81,604,635
Belgium - 1.1%
Econocom Group SA	4,581,895	11,223,359
Fagron NV	1,586,600	27,834,196
TOTAL BELGIUM		39,057,555
Brazil - 1.8%
Afya Ltd. (b)	264,216	4,253,878
Atacadao SA	9,788,400	17,414,975
Hypera SA (b)	4,493,400	26,995,604
YDUQS Participacoes SA	5,099,500	17,933,086
TOTAL BRAZIL		66,597,543
Canada - 4.9%
CCL Industries, Inc. Class B	378,600	14,802,734
Computer Modelling Group Ltd.	3,070,263	20,280,230
ECN Capital Corp.	4,904,970	6,791,089
Genesis Land Development Corp. (c)	4,033,799	7,126,596
Lassonde Industries, Inc. Class A (sub. vtg.)	246,099	24,463,492
McCoy Global, Inc.	1,327,470	1,445,451
North West Co., Inc.	1,093,800	27,890,224
Open Text Corp.	668,096	22,306,000
Parkland Corp.	652,900	19,760,024
Quebecor, Inc. Class A	461,100	10,061,573
Richelieu Hardware Ltd.	303,400	9,075,199
Total Energy Services, Inc.	667,696	3,986,676
VerticalScope Holdings, Inc. (b)	677,619	2,428,532
Western Forest Products, Inc. (c)	17,341,175	9,003,531
TOTAL CANADA		179,421,351
China - 3.1%
Best Pacific International Holdings Ltd.	22,158,900	2,945,374
Chervon Holdings Ltd.	3,345,000	8,238,901
Far East Horizon Ltd.	24,099,000	16,956,939
Impro Precision Industries Ltd. (d)	22,065,300	5,947,300
Precision Tsugami China Corp. Ltd.	9,795,453	10,071,695
Qingdao Port International Co. Ltd. (H Shares) (d)	34,475,000	17,221,841
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	4,773,466	17,139,016
Sinopharm Group Co. Ltd. (H Shares)	6,564,000	15,696,383
Weifu High-Technology Group Co. Ltd. (B Shares)	7,210,386	8,144,375
Xingda International Holdings Ltd.	66,427,353	11,218,488
TOTAL CHINA		113,580,312
Denmark - 0.5%
Spar Nord Bank A/S	1,194,575	18,086,920
Finland - 1.2%
Huhtamaki Oyj (a)	824,500	28,274,596
Nanoform Finland PLC (b)	546,683	919,728
Tokmanni Group Corp.	998,096	13,465,089
TOTAL FINLAND		42,659,413
France - 2.1%
Altarea SCA (a)	133,357	9,482,259
Antin Infrastructure Partners SA	373,955	4,447,463
ARGAN SA	242,000	16,541,489
Elior SA (a)(b)(d)	3,035,300	5,742,432
Lectra	361,754	9,148,249
Maisons du Monde SA (d)	1,033,507	5,190,006
Thermador Groupe SA	358,666	25,464,751
TOTAL FRANCE		76,016,649
Germany - 4.5%
DWS Group GmbH & Co. KGaA (d)	226,600	6,631,913
JOST Werke AG (d)	437,020	20,022,390
NORMA Group AG	623,692	10,968,012
Rheinmetall AG	172,725	49,418,392
Stabilus Se	316,900	20,085,182
Takkt AG	1,279,912	16,386,726
Talanx AG	632,867	39,809,894
TOTAL GERMANY		163,322,509
Greece - 1.0%
Mytilineos SA	978,216	36,206,061
Hong Kong - 1.9%
ASMPT Ltd.	2,691,000	22,791,562
China Metal Recycling (Holdings) Ltd. (b)(e)	436,800	1
HKT Trust/HKT Ltd. unit	10,770,000	11,155,404
Magnificent Hotel Investment Ltd. (b)	316,412,000	3,623,883
Pico Far East Holdings Ltd.	61,300,071	10,749,517
Sino Land Ltd.	11,082,375	11,063,850
WH Group Ltd. (d)	19,230,500	11,485,092
TOTAL HONG KONG		70,869,309
Hungary - 1.0%
Richter Gedeon PLC	1,492,304	34,990,409
India - 2.2%
Embassy Office Parks (REIT)	5,069,400	18,964,477
IndusInd Bank Ltd. (b)	956,800	16,570,229
Mahanagar Gas Ltd.	1,575,600	19,530,295
Shriram Transport Finance Co. Ltd.	1,092,652	24,648,541
TOTAL INDIA		79,713,542
Indonesia - 0.7%
PT Avia Avian Tbk	203,834,400	6,414,097
PT Selamat Sempurna Tbk	147,354,400	20,121,033
TOTAL INDONESIA		26,535,130
Ireland - 1.6%
AerCap Holdings NV (b)	286,472	17,795,641
Dalata Hotel Group PLC	4,560,609	19,350,577
Irish Residential Properties REIT PLC	15,083,700	14,523,657
Mincon Group PLC (c)	13,529,844	8,303,238
TOTAL IRELAND		59,973,113
Italy - 2.2%
Banca Generali SpA	565,700	18,328,127
BFF Bank SpA (d)	2,405,056	23,093,967
MARR SpA (b)	985,827	11,682,760
Recordati SpA	552,011	25,466,012
TOTAL ITALY		78,570,866
Japan - 19.2%
Amano Corp.	980,150	20,020,862
Arcland Sakamoto Co. Ltd.	2,098,534	22,478,599
ASKUL Corp.	1,561,100	20,379,206
Capcom Co. Ltd.	595,900	19,181,621
Central Automotive Products Ltd.	428,800	9,603,682
DaikyoNishikawa Corp.	2,441,100	12,210,933
Dexerials Corp.	783,200	17,865,044
Dip Corp.	587,900	11,651,812
Funai Soken Holdings, Inc.	1,128,800	18,552,855
GMO Internet, Inc.	1,142,200	16,635,889
Hokuhoku Financial Group, Inc.	1,100,000	12,842,591
Inaba Denki Sangyo Co. Ltd.	1,225,400	25,553,133
Isuzu Motors Ltd.	1,623,900	18,107,543
Justsystems Corp.	510,200	9,091,992
Kamigumi Co. Ltd.	1,341,300	27,210,352
Kansai Electric Power Co., Inc.	1,995,800	25,553,909
Kyoto Financial Group, Inc.	292,600	16,588,610
Maruwa Ceramic Co. Ltd.	157,000	27,547,769
Meitec Group Holdings, Inc.	958,100	16,862,650
Minebea Mitsumi, Inc.	1,087,200	17,046,538
Mitani Shoji Co. Ltd.	1,094,900	10,036,168
Nishimoto Co. Ltd.	366,100	14,521,294
NOF Corp.	709,900	28,006,226
NSD Co. Ltd.	1,364,400	23,739,047
PALTAC Corp.	697,700	22,616,978
Park24 Co. Ltd. (b)	767,700	8,648,758
Persol Holdings Co. Ltd.	11,078,000	16,610,530
Prestige International, Inc.	2,099,100	8,520,459
Relo Group, Inc.	1,325,000	13,136,160
Renesas Electronics Corp. (b)	2,989,700	39,271,564
Roland Corp.	726,500	21,006,001
S Foods, Inc.	1,137,623	24,064,934
San-Ai Obbli Co. Ltd.	1,799,200	19,426,857
Ship Healthcare Holdings, Inc.	1,454,200	22,451,552
Sumco Corp.	1,248,900	16,138,477
TIS, Inc.	679,300	14,547,110
TKC Corp.	301,500	7,033,097
Tsuruha Holdings, Inc. (a)	374,200	27,487,499
TOTAL JAPAN		702,248,301
Korea (South) - 1.6%
Hyundai Marine & Fire Insurance Co. Ltd.	546,046	12,718,719
Soulbrain Co. Ltd.	158,300	27,295,251
Vitzrocell Co. Ltd. (c)	1,372,541	17,271,915
TOTAL KOREA (SOUTH)		57,285,885
Mexico - 4.2%
Bolsa Mexicana de Valores S.A.B. de CV	10,383,882	16,190,078
GCC S.A.B. de CV	2,930,800	26,095,808
Genomma Lab Internacional SA de CV	17,396,561	13,045,732
Gruma S.A.B. de CV Series B	2,317,600	40,329,505
Grupo Comercial Chedraui S.A.B. de CV	5,130,600	29,786,450
Qualitas Controladora S.A.B. de CV	3,581,235	29,579,106
TOTAL MEXICO		155,026,679
Netherlands - 1.2%
Acomo NV	874,199	17,852,306
Arcadis NV	406,750	17,180,856
Van Lanschot Kempen NV (Bearer)	283,041	7,591,962
TOTAL NETHERLANDS		42,625,124
Norway - 1.5%
Europris ASA (d)	4,507,200	25,519,799
Selvaag Bolig ASA	2,186,000	5,205,251
Sparebanken Midt-Norge	2,032,500	24,635,371
TOTAL NORWAY		55,360,421
Peru - 0.4%
Intercorp Financial Services, Inc.	683,100	12,828,618
Philippines - 1.3%
Century Pacific Food, Inc.	59,549,800	29,322,843
Robinsons Land Corp.	78,319,100	19,207,692
TOTAL PHILIPPINES		48,530,535
Romania - 0.6%
Banca Transilvania SA	4,760,605	22,576,096
Singapore - 1.7%
Boustead Singapore Ltd.	13,666,712	8,134,251
HRnetgroup Ltd.	30,633,200	15,425,758
Mapletree Industrial (REIT)	14,230,731	22,369,330
The Hour Glass Ltd.	12,996,880	15,803,861
TOTAL SINGAPORE		61,733,200
Spain - 3.6%
Cie Automotive SA	852,000	21,690,119
Compania de Distribucion Integral Logista Holdings SA	1,388,500	34,055,403
Grupo Catalana Occidente SA	733,122	23,465,421
Indra Sistemas SA	1,941,877	27,224,776
Prosegur Compania de Seguridad SA (Reg.)	6,982,481	10,432,086
Viscofan Envolturas Celulosicas SA	268,900	15,534,961
TOTAL SPAIN		132,402,766
Sweden - 1.4%
Alligo AB (B Shares)	866,597	6,800,828
Granges AB	1,987,476	19,104,782
Haypp Group (b)	1,154,900	4,645,486
HEXPOL AB (B Shares)	1,875,600	16,584,327
Nordnet AB	376,000	5,305,287
TOTAL SWEDEN		52,440,710
Switzerland - 0.5%
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 1/5/24 (b)(d)	8,014,256	18,457,253
Taiwan - 3.3%
International Games Systems Co. Ltd.	2,037,000	39,232,782
Lumax International Corp. Ltd.	4,537,292	11,372,799
Sporton International, Inc.	1,966,977	12,974,422
Test Research, Inc.	7,892,000	14,640,416
Tripod Technology Corp.	4,536,000	23,204,681
Yageo Corp.	845,578	13,775,301
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,538,000	5,732,177
TOTAL TAIWAN		120,932,578
Thailand - 0.4%
Star Petroleum Refining PCL (For. Reg.)	70,104,800	14,373,470
United Kingdom - 15.3%
Alliance Pharma PLC (a)	18,161,527	8,840,808
Ashtead Technology Holdings PLC (c)	7,272,000	42,426,011
B&M European Value Retail SA	4,638,800	29,814,957
Bodycote PLC	1,967,871	13,729,212
Cranswick PLC	450,000	19,110,520
DCC PLC (United Kingdom)	420,200	23,314,920
Direct Line Insurance Group PLC (b)	8,403,700	15,454,201
Grainger Trust PLC	6,741,166	18,632,133
Harbour Energy PLC	4,471,994	13,795,261
Hiscox Ltd.	2,484,148	28,321,575
Indivior PLC (b)	731,500	14,003,351
Informa PLC	2,889,633	24,992,847
J.D. Wetherspoon PLC (b)	2,015,900	15,485,426
Jet2 PLC	1,762,100	21,460,279
John Wood Group PLC (b)	12,397,900	21,382,950
Lancashire Holdings Ltd.	2,100,900	14,504,101
LSL Property Services PLC	4,204,235	12,059,688
Luxfer Holdings PLC sponsored	1,079,659	8,928,780
Mears Group PLC (c)	7,409,314	23,189,551
On The Beach Group PLC (b)(d)	6,731,236	7,772,407
Pets At Home Group PLC	2,742,500	9,360,108
Premier Foods PLC	17,360,500	24,730,161
Rathbone Brothers PLC	846,400	15,410,778
RS GROUP PLC	2,280,653	18,772,117
Sabre Insurance Group PLC (d)	9,562,200	17,084,893
Savills PLC	2,052,000	19,641,064
Tate & Lyle PLC	3,343,443	25,622,182
Ten Entertainment Group PLC (c)	5,931,311	21,267,175
Vistry Group PLC	1,740,898	14,959,940
WH Smith PLC	1,159,600	16,349,455
TOTAL UNITED KINGDOM		560,416,851
United States of America - 3.2%
Adient PLC (b)	485,600	16,359,864
Adtalem Global Education, Inc. (b)	554,100	28,702,380
Antero Resources Corp. (b)	920,100	27,087,744
RHI Magnesita NV (a)	1,054,291	32,881,699
WestRock Co.	300,000	10,779,000
TOTAL UNITED STATES OF AMERICA		115,810,687
TOTAL COMMON STOCKS (Cost $3,535,635,619)		3,469,789,453

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	93,362,924	93,381,597
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	31,089,240	31,092,349
TOTAL MONEY MARKET FUNDS (Cost $124,473,946)		124,473,946

TOTAL INVESTMENT IN SECURITIES - 98.3% (Cost $3,660,109,565)	3,594,263,399
NET OTHER ASSETS (LIABILITIES) - 1.7%	61,129,479
NET ASSETS - 100.0%	3,655,392,878

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $164,169,293 or 4.5% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	557,473,936	464,092,339	2,955,272	-	-	93,381,597	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	28,602,852	339,399,634	336,910,137	281,769	-	-	31,092,349	0.1%
Total	28,602,852	896,873,570	801,002,476	3,237,041	-	-	124,473,946

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ashtead Technology Holdings PLC	19,751,365	1,332,381	-	89,580	-	21,342,265	42,426,011
Genesis Land Development Corp.	5,655,343	-	-	405,932	-	1,471,253	7,126,596
Mears Group PLC	17,260,781	-	1,811,259	1,060,913	(2,490,810)	10,230,839	23,189,551
Mincon Group PLC	13,237,160	-	-	184,176	-	(4,933,922)	8,303,238
Servcorp Ltd.	15,413,681	-	-	1,024,210	-	(1,844,584)	13,569,097
SomnoMed Ltd.	3,698,161	505,948	7,215	-	(25,592)	(2,453,185)	1,718,117
Ten Entertainment Group PLC	14,590,349	-	-	768,395	-	6,676,826	21,267,175
Vitzrocell Co. Ltd.	12,328,605	-	1,730,761	191,205	258,145	6,415,926	17,271,915
Western Forest Products, Inc.	11,450,665	3,982,512	275,142	459,558	(453,829)	(5,700,675)	9,003,531
Total	113,386,110	5,820,841	3,824,377	4,183,969	(2,712,086)	31,204,743	143,875,231

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	143,429,984	63,110,660	80,319,324	-
Consumer Discretionary	508,499,701	277,862,184	230,637,517	-
Consumer Staples	392,749,637	254,417,536	138,332,101	-
Energy	121,258,433	87,458,106	33,800,327	-
Financials	450,462,489	350,136,860	100,325,629	-
Health Care	215,856,675	152,095,840	63,760,835	-
Industrials	729,909,976	445,306,390	284,603,586	-
Information Technology	349,452,328	90,182,614	259,269,714	-
Materials	300,421,579	202,212,649	98,208,929	1
Real Estate	212,664,447	103,212,137	109,452,310	-
Utilities	45,084,204	-	45,084,204	-

Money Market Funds	124,473,946	124,473,946	-	-
Total Investments in Securities:	3,594,263,399	2,150,468,922	1,443,794,476	1
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $29,598,389) - See accompanying schedule:
Unaffiliated issuers (cost $3,386,640,102)	$3,325,914,222
Fidelity Central Funds (cost $124,473,946)	124,473,946
Other affiliated issuers (cost $148,995,517)	143,875,231

Total Investment in Securities (cost $3,660,109,565)		$3,594,263,399
Cash		397,451
Foreign currency held at value (cost $87,767,120)		86,211,842
Receivable for investments sold		1,312,951
Receivable for fund shares sold		6,943,435
Dividends receivable		7,868,129
Reclaims receivable		3,190,580
Distributions receivable from Fidelity Central Funds		436,938
Prepaid expenses		4,953
Other receivables		14,305
Total assets		3,700,643,983
Liabilities
Payable for investments purchased	$3,851,915
Payable for fund shares redeemed	4,367,434
Accrued management fee	3,012,275
Distribution and service plan fees payable	40,362
Other affiliated payables	542,789
Other payables and accrued expenses	2,348,075
Collateral on securities loaned	31,088,255
Total Liabilities		45,251,105
Net Assets		$3,655,392,878
Net Assets consist of:
Paid in capital		$3,789,389,163
Total accumulated earnings (loss)		(133,996,285)
Net Assets		$3,655,392,878

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($108,866,350 ÷ 4,055,392 shares)(a)		$26.84
Maximum offering price per share (100/94.25 of $26.84)		$28.48
Class M :
Net Asset Value and redemption price per share ($15,515,131 ÷ 581,350 shares)(a)		$26.69
Maximum offering price per share (100/96.50 of $26.69)		$27.66
Class C :
Net Asset Value and offering price per share ($12,603,181 ÷ 491,564 shares)(a)		$25.64
International Small Cap :
Net Asset Value, offering price and redemption price per share ($1,342,755,054 ÷ 48,890,243 shares)		$27.46
Class I :
Net Asset Value, offering price and redemption price per share ($924,094,263 ÷ 33,406,106 shares)		$27.66
Class Z :
Net Asset Value, offering price and redemption price per share ($1,251,558,899 ÷ 45,270,491 shares)		$27.65
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends (including $4,183,969 earned from affiliated issuers)		$111,153,833
Income from Fidelity Central Funds (including $281,769 from security lending)		3,237,041
Income before foreign taxes withheld		$114,390,874
Less foreign taxes withheld		(9,705,918)
Total Income		104,684,956
Expenses
Management fee
Basic fee	$28,858,256
Performance adjustment	3,560,470
Transfer agent fees	4,707,717
Distribution and service plan fees	509,862
Accounting fees	1,396,638
Custodian fees and expenses	436,698
Independent trustees' fees and expenses	19,249
Registration fees	211,521
Audit	104,282
Legal	3,246
Interest	29,538
Miscellaneous	15,905
Total expenses before reductions	39,853,382
Expense reductions	(214,662)
Total expenses after reductions		39,638,720
Net Investment income (loss)		65,046,236
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $172,631)	(46,550,543)
Affiliated issuers	(2,712,086)
Foreign currency transactions	(243,339)
Total net realized gain (loss)		(49,505,968)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $912,248)	302,905,925
Affiliated issuers	31,204,743
Assets and liabilities in foreign currencies	(1,160,832)
Total change in net unrealized appreciation (depreciation)		332,949,836
Net gain (loss)		283,443,868
Net increase (decrease) in net assets resulting from operations		$348,490,104
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,046,236	$78,961,606
Net realized gain (loss)	(49,505,968)	(56,580,886)
Change in net unrealized appreciation (depreciation)	332,949,836	(993,174,796)
Net increase (decrease) in net assets resulting from operations	348,490,104	(970,794,076)
Distributions to shareholders	(22,796,062)	(242,362,167)

Share transactions - net increase (decrease)	398,485,883	612,399,770
Total increase (decrease) in net assets	724,179,925	(600,756,473)

Net Assets
Beginning of period	2,931,212,953	3,531,969,426
End of period	$3,655,392,878	$2,931,212,953

Financial Highlights
Fidelity Advisor® International Small Cap Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.88	$34.31	$24.75	$26.32	$25.78
Income from Investment Operations
Net investment income (loss) A,B	.44	.58	.31	.27	.49
Net realized and unrealized gain (loss)	2.63	(8.74)	9.42	(1.26)	1.43
Total from investment operations	3.07	(8.16)	9.73	(.99)	1.92
Distributions from net investment income	(.11)	(.75)	(.17)	(.44)	(.38)
Distributions from net realized gain	-	(1.52)	-	(.14)	(1.00)
Total distributions	(.11)	(2.27)	(.17)	(.58)	(1.38)
Net asset value, end of period	$26.84	$23.88	$34.31	$24.75	$26.32
Total Return C,D	12.87%	(25.19)%	39.43%	(3.91)%	8.00%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.43%	1.29%	1.29%	1.36%	1.47%
Expenses net of fee waivers, if any	1.43%	1.29%	1.29%	1.36%	1.47%
Expenses net of all reductions	1.43%	1.29%	1.29%	1.35%	1.46%
Net investment income (loss)	1.56%	2.06%	.95%	1.09%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$108,866	$95,906	$136,131	$92,044	$105,786
Portfolio turnover rate G	10%	17%	28%	43%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.73	$34.12	$24.62	$26.18	$25.62
Income from Investment Operations
Net investment income (loss) A,B	.36	.50	.22	.19	.41
Net realized and unrealized gain (loss)	2.64	(8.70)	9.38	(1.25)	1.43
Total from investment operations	3.00	(8.20)	9.60	(1.06)	1.84
Distributions from net investment income	(.04)	(.66)	(.10)	(.36)	(.27)
Distributions from net realized gain	-	(1.52)	-	(.14)	(1.00)
Total distributions	(.04)	(2.19) C	(.10)	(.50)	(1.28) C
Net asset value, end of period	$26.69	$23.73	$34.12	$24.62	$26.18
Total Return D,E	12.62%	(25.43)%	39.07%	(4.19)%	7.65%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.71%	1.57%	1.57%	1.67%	1.78%
Expenses net of fee waivers, if any	1.70%	1.56%	1.57%	1.67%	1.78%
Expenses net of all reductions	1.70%	1.56%	1.57%	1.65%	1.77%
Net investment income (loss)	1.29%	1.79%	.68%	.78%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$15,515	$13,761	$19,926	$12,492	$16,013
Portfolio turnover rate H	10%	17%	28%	43%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.88	$32.93	$23.80	$25.27	$24.77
Income from Investment Operations
Net investment income (loss) A,B	.21	.35	.06	.08	.28
Net realized and unrealized gain (loss)	2.55	(8.40)	9.07	(1.23)	1.39
Total from investment operations	2.76	(8.05)	9.13	(1.15)	1.67
Distributions from net investment income	-	(.48)	-	(.18)	(.17)
Distributions from net realized gain	-	(1.52)	-	(.14)	(1.00)
Total distributions	-	(2.00)	-	(.32)	(1.17)
Net asset value, end of period	$25.64	$22.88	$32.93	$23.80	$25.27
Total Return C,D	12.06%	(25.77)%	38.36%	(4.65)%	7.17%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.20%	2.06%	2.05%	2.13%	2.24%
Expenses net of fee waivers, if any	2.19%	2.05%	2.05%	2.13%	2.24%
Expenses net of all reductions	2.19%	2.05%	2.05%	2.11%	2.23%
Net investment income (loss)	.80%	1.30%	.19%	.32%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$12,603	$13,556	$21,683	$17,659	$23,937
Portfolio turnover rate G	10%	17%	28%	43%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Small Cap Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.43	$35.05	$25.28	$26.86	$26.29
Income from Investment Operations
Net investment income (loss) A,B	.52	.67	.41	.34	.57
Net realized and unrealized gain (loss)	2.70	(8.94)	9.61	(1.27)	1.45
Total from investment operations	3.22	(8.27)	10.02	(.93)	2.02
Distributions from net investment income	(.19)	(.83)	(.25)	(.51)	(.45)
Distributions from net realized gain	-	(1.52)	-	(.14)	(1.00)
Total distributions	(.19)	(2.35)	(.25)	(.65)	(1.45)
Net asset value, end of period	$27.46	$24.43	$35.05	$25.28	$26.86
Total Return C	13.19%	(25.01)%	39.83%	(3.61)%	8.27%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.17%	1.02%	1.01%	1.08%	1.19%
Expenses net of fee waivers, if any	1.16%	1.02%	1.01%	1.08%	1.19%
Expenses net of all reductions	1.16%	1.02%	1.01%	1.07%	1.18%
Net investment income (loss)	1.83%	2.33%	1.23%	1.37%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$1,342,755	$1,145,773	$1,534,214	$1,122,746	$1,282,412
Portfolio turnover rate F	10%	17%	28%	43%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.60	$35.27	$25.44	$27.03	$26.45
Income from Investment Operations
Net investment income (loss) A,B	.53	.68	.41	.35	.58
Net realized and unrealized gain (loss)	2.71	(8.99)	9.67	(1.28)	1.46
Total from investment operations	3.24	(8.31)	10.08	(.93)	2.04
Distributions from net investment income	(.18)	(.84)	(.25)	(.52)	(.46)
Distributions from net realized gain	-	(1.52)	-	(.14)	(1.00)
Total distributions	(.18)	(2.36)	(.25)	(.66)	(1.46)
Net asset value, end of period	$27.66	$24.60	$35.27	$25.44	$27.03
Total Return C	13.20%	(24.98)%	39.80%	(3.62)%	8.28%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.16%	1.02%	1.02%	1.08%	1.19%
Expenses net of fee waivers, if any	1.15%	1.01%	1.02%	1.08%	1.18%
Expenses net of all reductions	1.15%	1.01%	1.02%	1.06%	1.18%
Net investment income (loss)	1.84%	2.34%	1.22%	1.38%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$924,094	$696,515	$1,080,258	$605,100	$777,771
Portfolio turnover rate F	10%	17%	28%	43%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.59	$35.26	$25.43	$27.03	$26.46
Income from Investment Operations
Net investment income (loss) A,B	.56	.70	.45	.38	.61
Net realized and unrealized gain (loss)	2.72	(8.97)	9.67	(1.28)	1.47
Total from investment operations	3.28	(8.27)	10.12	(.90)	2.08
Distributions from net investment income	(.22)	(.88)	(.29)	(.56)	(.50)
Distributions from net realized gain	-	(1.52)	-	(.14)	(1.00)
Total distributions	(.22)	(2.40)	(.29)	(.70)	(1.51) C
Net asset value, end of period	$27.65	$24.59	$35.26	$25.43	$27.03
Total Return D,E	13.38%	(24.89)%	39.99%	(3.51)%	8.44%
Ratios to Average Net Assets A,F,G
Expenses before reductions	1.03%	.89%	.89%	.94%	1.05%
Expenses net of fee waivers, if any	1.03%	.89%	.89%	.94%	1.05%
Expenses net of all reductions	1.03%	.89%	.89%	.93%	1.04%
Net investment income (loss)	1.96%	2.47%	1.35%	1.51%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$1,251,559	$965,701	$739,757	$275,127	$245,252
Portfolio turnover rate H	10%	17%	28%	43%	28%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal distributions per share do not sum due to rounding.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$542,070,532
Gross unrealized depreciation	(650,240,285)
Net unrealized appreciation (depreciation)	$(108,169,753)
Tax Cost	$3,702,433,152

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$72,348,728
Capital loss carryforward	$(94,234,749)
Net unrealized appreciation (depreciation) on securities and other investments	$(109,938,678)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(51,144,509)
Long-term	(43,090,240)
Total capital loss carryforward	$(94,234,749)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$22,796,062	$136,799,647
Long-term Capital Gains	-	105,562,520
Total	$22,796,062	$242,362,167

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	649,831,964	332,656,860

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .93% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$284,303	$2,664
Class M	.25%	.25%	82,456	201
Class C	.75%	.25%	143,103	10,840
			$509,862	$13,705

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,455
Class M	1,227
Class CA	87
$14,769

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$220,465.19
Class M	35,583.22
Class C	29,791.21
International Small Cap	2,508,236.18
Class I	1,450,702.17
Class Z	462,940.04
	$4,707,717

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1909%
Class M	0.2000%
Class C	0.2000%
International Small Cap	0.1743%
Class I	0.1723%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Small Cap Fund	0.0385%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Fund	$2,135

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Small Cap Fund.	Borrower	$ 10,391,750	4.13%	$28,590

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Fund	12,095,723	25,895,654	(3,031,398)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Small Cap Fund	$6,205

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Fund	$30,264	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Small Cap Fund	$9,529,000	3.58%	$948

9. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	402
Class C	23
$425

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $214,237.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Small Cap Fund
Distributions to shareholders
Class A	$440,641	$9,065,367
Class M	19,955	1,272,726
Class C	-	1,312,589
International Small Cap	8,831,165	100,730,178
Class I	5,018,235	74,208,475
Class Z	8,486,066	55,772,832
Total	$22,796,062	$242,362,167

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Small Cap Fund
Class A
Shares sold	918,692	830,534	$25,838,409	$23,685,249
Reinvestment of distributions	16,707	295,136	437,544	8,995,592
Shares redeemed	(896,876)	(1,076,634)	(25,017,177)	(30,435,716)
Net increase (decrease)	38,523	49,036	$1,258,776	$2,245,125
Class M
Shares sold	114,850	86,516	$3,220,186	$2,471,290
Reinvestment of distributions	763	41,863	19,926	1,271,367
Shares redeemed	(114,079)	(132,638)	(3,149,104)	(3,771,297)
Net increase (decrease)	1,534	(4,259)	$91,008	$(28,640)
Class C
Shares sold	51,153	60,983	$1,355,166	$1,691,801
Reinvestment of distributions	-	44,584	-	1,311,796
Shares redeemed	(152,016)	(171,531)	(4,049,390)	(4,624,227)
Net increase (decrease)	(100,863)	(65,964)	$(2,694,224)	$(1,620,630)
International Small Cap
Shares sold	12,448,015	13,356,832	$353,729,600	$375,220,830
Reinvestment of distributions	303,022	2,945,011	8,099,784	91,615,712
Shares redeemed	(10,758,826)	(13,181,058)	(307,464,961)	(380,933,549)
Net increase (decrease)	1,992,211	3,120,785	$54,364,423	$85,902,993
Class I
Shares sold	14,669,013	13,697,966	$422,708,769	$404,258,743
Reinvestment of distributions	178,126	2,305,754	4,795,157	72,208,170
Shares redeemed	(9,758,006)	(18,313,122)	(275,755,333)	(518,387,511)
Net increase (decrease)	5,089,133	(2,309,402)	$151,748,593	$(41,920,598)
Class Z
Shares sold	18,575,488	35,845,899	$542,508,039	$1,046,158,928
Reinvestment of distributions	206,606	1,517,664	5,553,574	47,460,406
Shares redeemed	(12,784,069)	(19,068,812)	(354,344,306)	(525,797,814)
Net increase (decrease)	5,998,025	18,294,751	$193,717,307	$567,821,520

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® International Small Cap Fund
Class A	1.47%
Actual		$ 1,000	$ 935.80	$ 7.17
Hypothetical-B		$ 1,000	$ 1,017.80	$ 7.48
Class M	1.74%
Actual		$ 1,000	$ 934.50	$ 8.48
Hypothetical-B		$ 1,000	$ 1,016.43	$ 8.84
Class C	2.24%
Actual		$ 1,000	$ 932.40	$ 10.91
Hypothetical-B		$ 1,000	$ 1,013.91	$ 11.37
Fidelity® International Small Cap Fund	1.21%
Actual		$ 1,000	$ 936.90	$ 5.91
Hypothetical-B		$ 1,000	$ 1,019.11	$ 6.16
Class I	1.20%
Actual		$ 1,000	$ 937.00	$ 5.86
Hypothetical-B		$ 1,000	$ 1,019.16	$ 6.11
Class Z	1.07%
Actual		$ 1,000	$ 937.90	$ 5.23
Hypothetical-B		$ 1,000	$ 1,019.81	$ 5.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $24,106 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, International Small Cap, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Class A	12/12/2022	$0.2209	$0.1099
Class M	12/12/2022	$0.1449	$0.1099
Class C	12/12/2022	$0.0000	$0.0000
International Small Cap	12/12/2022	$0.2969	$0.1099
Class I	12/12/2022	$0.2919	$0.1099
Class Z	12/12/2022	$0.3329	$0.1099

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.793585.120
ISC-ANN-1223
Fidelity® SAI Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Emerging Markets Equity Fund	13.74%	-8.98%

A   From April 14, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable Emerging Markets Equity Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager John Chow:
For the fiscal year ending October 31, 2023, the fund gained 13.74%, versus 10.84% for the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, stock picking in Emerging Asia and an underweight in Middle East, primarily Saudi Arabia, contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to performance versus the benchmark was stock selection in consumer discretionary. Picks and an underweight in industrials, primarily within the capital goods industry, also boosted relative performance. Further bolstering our relative result was an underweight in utilities. The top individual relative contributor was an overweight in Taiwan Semiconductor (+43%), the fund's largest holding. A second notable relative contributor was an overweight in PDD (+81%), another of the portfolio's biggest holdings at period end. We increased our investment in PDD the past 12 months. An overweight in NetEase (+95%) also contributed. The stock was among the fund's largest holdings this period. In contrast, from a regional standpoint, picks in Latin America, primarily in Brazil, along with investment choices and an underweight in Emerging Europe, primarily Poland and Turkey, detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was security selection in financials, especially among banks. Also hurting our result were stock picks in the multisector and energy categories. The biggest individual relative detractor was an overweight in Localiza Rent A Car (-25%). A second notable relative detractor was our non-benchmark stake in iShares MSCI India ETF (+2%), though it was no longer held at period end. Another notable relative detractor was our non-benchmark stake in Sea (-44%). Notable changes in positioning include increased exposure to the Multi-Country - Emerging Markets category and cash. By sector, meaningful changes in positioning include lower allocations to the multisector group and materials.
Note to shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries, and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	8.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	6.4
Tencent Holdings Ltd. (China, Interactive Media & Services)	5.4
Alibaba Group Holding Ltd. (China, Broadline Retail)	4.4
PDD Holdings, Inc. ADR (China, Broadline Retail)	3.0
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	1.9
New Oriental Education & Technology Group, Inc. sponsored ADR (China, Diversified Consumer Services)	1.9
China Construction Bank Corp. (H Shares) (China, Banks)	1.7
Reliance Industries Ltd. GDR (India, Oil, Gas & Consumable Fuels)	1.7
NetEase, Inc. ADR (China, Entertainment)	1.5
36.6

Market Sectors (% of Fund's net assets)

Information Technology	23.6
Financials	21.3
Consumer Discretionary	17.5
Communication Services	11.2
Consumer Staples	4.8
Industrials	4.7
Health Care	4.3
Materials	3.6
Energy	2.3
Utilities	1.3
Real Estate	0.8

Asset Allocation (% of Fund's net assets)

Futures - 0.7%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.0%
	Shares	Value ($)
Brazil - 4.1%
Banco BTG Pactual SA unit	10,952	64,299
Banco do Brasil SA	4,311	41,342
Hapvida Participacoes e Investimentos SA (a)(b)	73,385	53,710
Localiza Rent a Car SA	4,835	48,784
Localiza Rent a Car SA rights 11/10/23 (a)	23	32
Raia Drogasil SA	9,927	50,799
TOTAL BRAZIL		258,966
China - 32.7%
Alibaba Group Holding Ltd. (a)	24,249	249,645
Alibaba Group Holding Ltd. sponsored ADR (a)	338	27,899
Baidu, Inc. sponsored ADR (a)	175	18,375
BeiGene Ltd. ADR (a)	76	14,157
BYD Co. Ltd. (H Shares)	1,685	51,241
China Construction Bank Corp. (H Shares)	189,477	107,160
China Life Insurance Co. Ltd. (H Shares)	37,363	50,604
China Merchants Bank Co. Ltd. (H Shares)	2,758	10,462
ENN Energy Holdings Ltd.	2,099	15,900
Flat Glass Group Co. Ltd.	13,913	24,986
Haier Smart Home Co. Ltd.	11,004	31,387
Innovent Biologics, Inc. (a)(b)	5,612	33,072
JD.com, Inc. sponsored ADR	1,465	37,240
Kweichow Moutai Co. Ltd. (A Shares)	163	37,548
Li Auto, Inc. ADR (a)	1,052	35,568
Meituan Class B (a)(b)	6,667	94,505
NetEase, Inc. ADR	888	94,945
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,808	118,406
PDD Holdings, Inc. ADR (a)	1,869	189,554
Ping An Insurance Group Co. of China Ltd. (H Shares)	14,197	72,014
Qingdao Port International Co. Ltd. (H Shares) (b)	23,607	11,793
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	2,277	89,016
Shenzhou International Group Holdings Ltd.	1,522	14,950
Sinotruk Hong Kong Ltd.	40,253	75,817
Tencent Holdings Ltd.	9,180	339,740
Trip.com Group Ltd. ADR (a)	2,217	75,378
Will Semiconductor Ltd.	1,100	16,600
Wuliangye Yibin Co. Ltd. (A Shares)	917	19,551
WuXi AppTec Co. Ltd. (H Shares) (b)	1,786	21,462
Wuxi Biologics (Cayman), Inc. (a)(b)	6,444	40,067
Zijin Mining Group Co. Ltd. (H Shares)	18,057	27,933
TOTAL CHINA		2,046,975
Greece - 0.5%
OPAP SA	1,827	30,930
Hungary - 0.5%
Richter Gedeon PLC	1,373	32,193
India - 13.8%
Axis Bank Ltd.	4,498	53,060
Bharti Airtel Ltd.	5,852	64,251
HDFC Bank Ltd.	3,363	59,657
HDFC Bank Ltd. sponsored ADR	1,061	60,000
HDFC Standard Life Insurance Co. Ltd. (b)	8,942	66,407
Hindustan Unilever Ltd.	845	25,210
ICICI Bank Ltd.	6,327	69,588
Infosys Ltd. sponsored ADR	2,466	40,492
Larsen & Toubro Ltd.	2,537	89,253
NTPC Ltd.	22,821	64,636
Reliance Industries Ltd. GDR (b)	1,893	103,358
SRF Ltd.	1,841	48,530
Tata Consultancy Services Ltd.	459	18,576
Tata Steel Ltd.	16,059	22,909
Ultratech Cement Ltd.	746	75,476
TOTAL INDIA		861,403
Indonesia - 2.9%
PT Bank Central Asia Tbk	138,341	76,215
PT Bank Mandiri (Persero) Tbk	92,372	33,000
PT Bank Negara Indonesia (Persero) Tbk	53,615	16,180
PT Bank Rakyat Indonesia (Persero) Tbk	116,476	36,420
PT Telkom Indonesia Persero Tbk	90,464	19,831
TOTAL INDONESIA		181,646
Korea (South) - 13.4%
AMOREPACIFIC Corp.	336	31,492
Hansol Chemical Co. Ltd.	109	12,146
Hyundai Marine & Fire Insurance Co. Ltd.	476	11,087
Hyundai Mipo Dockyard Co. Ltd. (a)	93	4,785
Hyundai Motor Co. Ltd.	706	88,813
JYP Entertainment Corp.	467	35,495
KB Financial Group, Inc.	889	33,837
LG Chemical Ltd.	36	11,781
LG Corp.	252	14,403
LG Innotek Co. Ltd.	74	12,264
NAVER Corp.	427	59,607
Samsung Electronics Co. Ltd.	8,116	403,374
SK Hynix, Inc.	1,374	119,144
TOTAL KOREA (SOUTH)		838,228
Mexico - 3.7%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	1,230	38,671
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	264	29,940
Grupo Aeroportuario Norte S.A.B. de CV	1,681	12,832
Grupo Financiero Banorte S.A.B. de CV Series O	9,507	77,157
Wal-Mart de Mexico SA de CV Series V	19,603	70,164
TOTAL MEXICO		228,764
Peru - 0.4%
Credicorp Ltd. (United States)	206	25,742
Philippines - 0.2%
Ayala Land, Inc.	27,288	13,395
Saudi Arabia - 1.4%
Al Rajhi Bank	2,744	49,078
The Saudi National Bank	4,604	41,173
TOTAL SAUDI ARABIA		90,251
Singapore - 0.3%
Sea Ltd. ADR (a)	385	16,055
South Africa - 3.0%
Absa Group Ltd.	4,182	38,128
Bid Corp. Ltd.	1,594	33,816
Capitec Bank Holdings Ltd.	239	21,222
FirstRand Ltd.	3,684	12,145
MTN Group Ltd.	1,778	8,679
Naspers Ltd. Class N	307	47,923
Standard Bank Group Ltd.	2,706	26,554
TOTAL SOUTH AFRICA		188,467
Taiwan - 16.0%
Alchip Technologies Ltd.	964	79,003
Chailease Holding Co. Ltd.	11,434	61,977
E Ink Holdings, Inc.	1,980	10,294
E.SUN Financial Holdings Co. Ltd.	19,572	14,410
eMemory Technology, Inc.	908	56,844
HIWIN Technologies Corp.	6,489	39,294
International Games Systems Co. Ltd.	2,380	45,839
King Yuan Electronics Co. Ltd.	14,137	33,468
MediaTek, Inc.	1,517	39,562
Realtek Semiconductor Corp.	1,115	13,885
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,272	541,340
Unimicron Technology Corp.	4,327	19,283
Yageo Corp.	2,783	45,338
TOTAL TAIWAN		1,000,537
Thailand - 1.1%
Bangkok Bank PCL (For. Reg.)	3,951	17,218
PTT Exploration and Production PCL (For. Reg.)	7,699	34,965
SCB X PCL (For. Reg.)	5,399	14,721
TOTAL THAILAND		66,904
TOTAL COMMON STOCKS (Cost $6,040,021)		5,880,456

Nonconvertible Preferred Stocks - 1.4%
	Shares	Value ($)
Brazil - 1.4%
Banco Bradesco SA (PN)	4,166	11,560
Gerdau SA	3,854	16,641
Itau Unibanco Holding SA	10,638	56,590

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $89,049)		84,791

Government Obligations - 0.3%
	Principal Amount (c)	Value ($)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 5.38% 1/25/24 (d) (Cost $19,749)	20,000	19,749

Money Market Funds - 10.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $633,452)	633,326	633,452

TOTAL INVESTMENT IN SECURITIES - 105.8% (Cost $6,782,271)	6,618,448
NET OTHER ASSETS (LIABILITIES) - (5.8)%	(361,104)
NET ASSETS - 100.0%	6,257,344

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	1	Dec 2023	45,960	194	194

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $102,158.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $424,374 or 6.8% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,749.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	56,344	3,878,024	3,300,916	12,562	-	-	633,452	0.0%
Total	56,344	3,878,024	3,300,916	12,562	-	-	633,452

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	702,817	138,054	564,763	-
Consumer Discretionary	1,093,439	562,898	530,541	-
Consumer Staples	298,520	184,719	113,801	-
Energy	138,323	103,358	34,965	-
Financials	1,329,007	524,990	804,017	-
Health Care	283,677	100,060	183,617	-
Industrials	296,993	61,648	235,345	-
Information Technology	1,474,453	581,832	892,621	-
Materials	215,416	16,641	198,775	-
Real Estate	52,066	38,671	13,395	-
Utilities	80,536	-	80,536	-

Government Obligations	19,749	-	19,749	-

Money Market Funds	633,452	633,452	-	-
Total Investments in Securities:	6,618,448	2,946,323	3,672,125	-
Derivative Instruments: Assets
Futures Contracts	194	194	-	-
Total Assets	194	194	-	-
Total Derivative Instruments:	194	194	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	194	0
Total Equity Risk	194	0
Total Value of Derivatives	194	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $6,148,819)	$5,984,996
Fidelity Central Funds (cost $633,452)	633,452

Total Investment in Securities (cost $6,782,271)		$6,618,448
Foreign currency held at value (cost $6,628)		6,627
Receivable for investments sold		39,380
Receivable for fund shares sold		101,458
Dividends receivable		3,565
Distributions receivable from Fidelity Central Funds		2,455
Prepaid expenses		5
Receivable from investment adviser for expense reductions		10,377
Other receivables		16
Total assets		6,782,331
Liabilities
Payable for investments purchased	$446,834
Payable for fund shares redeemed	9,570
Accrued management fee	3,476
Payable for daily variation margin on futures contracts	2,221
Audit fee payable	41,209
Other payables and accrued expenses	21,677
Total Liabilities		524,987
Net Assets		$6,257,344
Net Assets consist of:
Paid in capital		$6,733,635
Total accumulated earnings (loss)		(476,291)
Net Assets		$6,257,344
Net Asset Value, offering price and redemption price per share ($6,257,344 ÷ 730,528 shares)		$8.57

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$75,649
Non-Cash dividends		6,765
Interest		649
Income from Fidelity Central Funds		12,562
Income before foreign taxes withheld		$95,625
Less foreign taxes withheld		(9,838)
Total Income		85,787
Expenses
Management fee	$25,617
Custodian fees and expenses	44,527
Independent trustees' fees and expenses	15
Registration fees	32,201
Audit	63,451
Legal	2
Miscellaneous	8
Total expenses before reductions	165,821
Expense reductions	(134,907)
Total expenses after reductions		30,914
Net Investment income (loss)		54,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $931)	(200,333)
Foreign currency transactions	(6,570)
Futures contracts	(19,997)
Total net realized gain (loss)		(226,900)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $2,684)	214,840
Assets and liabilities in foreign currencies	50
Futures contracts	194
Total change in net unrealized appreciation (depreciation)		215,084
Net gain (loss)		(11,816)
Net increase (decrease) in net assets resulting from operations		$43,057
Statement of Changes in Net Assets

	Year ended October 31, 2023	For the period April 14, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,873	$12,746
Net realized gain (loss)	(226,900)	(131,753)
Change in net unrealized appreciation (depreciation)	215,084	(381,337)
Net increase (decrease) in net assets resulting from operations	43,057	(500,344)
Distributions to shareholders	(19,218)	-

Share transactions
Proceeds from sales of shares	4,888,662	2,279,784
Reinvestment of distributions	18,756	-
Cost of shares redeemed	(446,184)	(7,169)

Net increase (decrease) in net assets resulting from share transactions	4,461,234	2,272,615
Total increase (decrease) in net assets	4,485,073	1,772,271

Net Assets
Beginning of period	1,772,271	-
End of period	$6,257,344	$1,772,271

Other Information
Shares
Sold	544,845	233,926
Issued in reinvestment of distributions	2,130	-
Redeemed	(49,495)	(878)
Net increase (decrease)	497,480	233,048

Financial Highlights
Fidelity SAI Sustainable Emerging Markets Equity Fund

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.60	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.15	.06
Net realized and unrealized gain (loss)	.90 D	(2.46)
Total from investment operations	1.05	(2.40)
Distributions from net investment income	(.08)	-
Total distributions	(.08)	-
Net asset value, end of period	$8.57	$7.60
Total Return E,F	13.74%	(24.00)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	4.99%	6.38% I,J
Expenses net of fee waivers, if any	.94%	.96% I
Expenses net of all reductions	.93%	.96% I
Net investment income (loss)	1.65%	1.27% I
Supplemental Data
Net assets, end of period (000 omitted)	$6,257	$1,772
Portfolio turnover rate K	87%	74% I

AFor the period April 14, 2022 (commencement of operations) through October 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$206,460
Gross unrealized depreciation	(489,044)
Net unrealized appreciation (depreciation)	$(282,584)
Tax Cost	$6,901,032

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$66,848
Capital loss carryforward	$(257,931)
Net unrealized appreciation (depreciation) on securities and other investments	$(282,524)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(220,676)
Long-term	(37,254)
Total Capital loss carryforward	$(257,930)

Due to large subscriptions in the period, approximately $143,423 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $97,911 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$19,218	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	6,991,217	2,764,489
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .77% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable Emerging Markets Equity Fund	$15

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	93,950	54,874	(7,180)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Sustainable Emerging Markets Equity Fund	$3
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $134,337.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $434.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $136.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Emerging Markets Equity Fund	28%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable Emerging Markets Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Emerging Markets Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI Sustainable Emerging Markets Equity Fund	.95%
Actual		$ 1,000	$ 950.10	$ 4.67
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $388 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 92.62% and 82.24%, of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.0816 and $.0116, and $.0028 and $.0000 for the dividends paid December 12, 2022 and December 29, 2022, respectively.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable Emerging Markets Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2022 and below the competitive median of the asset size peer group for the period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9905647.101
ESP-ANN-1223
Fidelity® Enduring Opportunities Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® Enduring Opportunities Fund	9.96%	5.48%

A   From November 5, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Enduring Opportunities Fund, on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities gained 10.91% for the 12 months ending October 31, 2023, according to the MSCI All Country World Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -18.07% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 18.36% year to date through July, including gains in June (+5.83%) and July (+3.68%). The rally for international equities sputtered for the next three months (-9.54%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds, and particularly weak economic conditions in the eurozone and China. Still, the three-month decline left global stocks up 7.07% year to date through October. Currency fluctuation also bolstered non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin, while the U.S. middled (+10%). All but three of 11 sectors advanced, with information technology (+29%) and communication services (+27%) leading. Conversely, the real estate sector (-3%) lagged most, followed by health care and utilities (-1% each).
Comments from Co-Manager Michael Kim:
For the fiscal year ending October 31, 2023, the fund gained 9.96%, versus 10.91% for the benchmark MSCI All Country World Index (Net MA). From a regional standpoint, stock picking in Japan and Europe ex the U.K., primarily in Italy, detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within financials, where our stock selection in banks hurt most. Stock picking in industrials, primarily within the capital goods industry, and in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. An overweight in real estate, especially within the equity real estate investment trusts (REITs) industry, further detracted. The largest individual relative detractor was an average underweight in Nvidia (+202%). Nvidia was an investment we established during the 12-month period and was among the fund's biggest holdings at period end. A small stake in SVB Financial Group returned -100% and was a second notable relative detractor. Avoiding Broadcom, a benchmark component that gained 84%, also hurt. In contrast, from a regional standpoint, stock picking in Canada and an underweight in emerging markets contributed to the fund's performance versus the benchmark. By sector, the biggest contributor was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection and an underweight in consumer staples, primarily within the food, beverage & tobacco industry, and picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also boosted the fund's relative performance. The top individual relative contributor was an overweight in Meta Platforms (+223%), a stock that was one of the fund's largest holdings. The second-largest contributor was a non-benchmark stake in Qualitas Controlado (+120%). Avoiding Pfizer, a benchmark component that returned about -32%, also helped. By sector, meaningful changes in positioning include lower allocations to the consumer staples and health care sectors.
Note to shareholders:
On December 27, 2022, Fahim Razzaque came off of the fund.
On June 30, 2023, Risteard Hogan assumed co-management responsibilities for the fund, succeeding Christopher Lee.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	4.4
Amazon.com, Inc.	2.5
NVIDIA Corp.	2.0
Meta Platforms, Inc. Class A	1.5
Alphabet, Inc. Class A	1.4
Alphabet, Inc. Class C	1.3
Tesla, Inc.	1.3
UnitedHealth Group, Inc.	1.2
Visa, Inc. Class A	1.0
JPMorgan Chase & Co.	1.0
17.6

Market Sectors (% of Fund's net assets)

Information Technology	20.6
Consumer Discretionary	18.9
Industrials	15.1
Financials	12.1
Communication Services	7.7
Health Care	7.7
Consumer Staples	5.5
Materials	4.3
Real Estate	4.2
Energy	2.2
Utilities	0.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 0.1%
Elisa Corp. (A Shares)	363	15,394
Entertainment - 1.3%
Netflix, Inc. (a)	167	68,752
Sea Ltd. ADR (a)	418	17,431
The Walt Disney Co. (a)	684	55,808
		141,991
Interactive Media & Services - 6.1%
Adevinta ASA Class B (a)	2,741	24,058
Alphabet, Inc.:
Class A (a)	1,253	155,472
Class C (a)	1,127	141,213
Hemnet Group AB	1,213	21,049
Kakao Corp.	572	16,098
LY Corp.	7,791	19,863
Match Group, Inc. (a)	920	31,832
Meta Platforms, Inc. Class A (a)	549	165,397
NAVER Corp.	163	22,754
Rightmove PLC	2,316	13,315
Tencent Holdings Ltd.	1,889	69,910
		680,961
Media - 0.2%
Schibsted ASA (A Shares)	957	19,121
TOTAL COMMUNICATION SERVICES		857,467
CONSUMER DISCRETIONARY - 18.9%
Automobile Components - 0.5%
Aptiv PLC (a)	330	28,776
DENSO Corp.	2,052	30,301
		59,077
Automobiles - 2.3%
Ferrari NV (Italy)	86	25,980
Maruti Suzuki India Ltd.	277	34,581
Tesla, Inc. (a)	700	140,588
Toyota Motor Corp.	3,324	58,149
		259,298
Broadline Retail - 3.4%
Amazon.com, Inc. (a)	2,058	273,899
B&M European Value Retail SA	4,042	25,979
Dollarama, Inc.	393	26,838
MercadoLibre, Inc. (a)	27	33,500
Prosus NV	642	18,095
		378,311
Diversified Consumer Services - 0.3%
Duolingo, Inc. (a)	192	28,042
Hotels, Restaurants & Leisure - 4.3%
Amadeus IT Holding SA Class A	496	28,246
Chipotle Mexican Grill, Inc. (a)	28	54,382
Churchill Downs, Inc.	382	41,959
Compass Group PLC	1,215	30,632
Domino's Pizza, Inc.	99	33,560
Doordash, Inc. (a)	524	39,274
Flutter Entertainment PLC (a)	104	16,313
Hilton Worldwide Holdings, Inc.	336	50,914
Oriental Land Co. Ltd.	972	31,440
Restaurant Brands Asia Ltd. (a)	12,252	16,404
Vail Resorts, Inc.	131	27,805
Wingstop, Inc.	227	41,489
Yum! Brands, Inc.	311	37,587
Zomato Ltd. (a)	21,289	26,919
		476,924
Household Durables - 0.6%
Berkeley Group Holdings PLC	397	19,475
Maytronics Ltd.	1,154	10,735
NVR, Inc. (a)	7	37,888
		68,098
Leisure Products - 0.3%
Roland Corp.	647	18,707
SHIMANO, Inc.	129	18,564
		37,271
Specialty Retail - 4.4%
Carvana Co. Class A (a)	920	24,840
Fast Retailing Co. Ltd.	136	30,110
Five Below, Inc. (a)	218	37,928
Floor & Decor Holdings, Inc. Class A (a)	404	33,290
Lowe's Companies, Inc.	311	59,267
National Vision Holdings, Inc. (a)	2,141	33,271
Nitori Holdings Co. Ltd.	184	19,926
The Home Depot, Inc.	295	83,984
TJX Companies, Inc.	596	52,490
Ulta Beauty, Inc. (a)	99	37,750
Wayfair LLC Class A (a)	635	27,057
WH Smith PLC	1,154	16,271
Workman Co. Ltd.	659	16,978
ZOZO, Inc.	833	15,839
		489,001
Textiles, Apparel & Luxury Goods - 2.8%
adidas AG	108	19,107
Hermes International SCA	16	29,789
lululemon athletica, Inc. (a)	196	77,122
LVMH Moet Hennessy Louis Vuitton SE	80	57,274
Moncler SpA	333	17,244
NIKE, Inc. Class B	481	49,432
Prada SpA	2,910	17,530
PVH Corp.	335	24,907
Shenzhou International Group Holdings Ltd.	1,715	16,846
		309,251
TOTAL CONSUMER DISCRETIONARY		2,105,273
CONSUMER STAPLES - 5.5%
Beverages - 1.3%
Ambev SA	9,685	24,704
Davide Campari Milano NV	1,556	17,172
Kweichow Moutai Co. Ltd. (A Shares)	115	26,491
Monster Beverage Corp.	783	40,011
Pernod Ricard SA	167	29,598
		137,976
Consumer Staples Distribution & Retail - 2.8%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	518	28,198
Casey's General Stores, Inc.	164	44,593
Clicks Group Ltd.	1,582	23,312
Cosmos Pharmaceutical Corp.	150	15,610
Costco Wholesale Corp.	168	92,810
Wal-Mart de Mexico SA de CV Series V	8,533	30,542
Walmart, Inc.	487	79,581
		314,646
Food Products - 0.5%
Freshpet, Inc. (a)	482	27,667
McCormick & Co., Inc. (non-vtg.)	399	25,496
		53,163
Household Products - 0.2%
Unicharm Corp.	664	22,562
Personal Care Products - 0.7%
Hindustan Unilever Ltd.	887	26,463
L'Oreal SA	97	40,772
Shiseido Co. Ltd.	471	14,938
		82,173
TOTAL CONSUMER STAPLES		610,520
ENERGY - 2.2%
Energy Equipment & Services - 0.5%
Schlumberger Ltd.	1,026	57,107
Oil, Gas & Consumable Fuels - 1.7%
Cheniere Energy, Inc.	260	43,269
Hess Corp.	322	46,497
Parkland Corp.	761	23,032
PrairieSky Royalty Ltd.	2,270	39,859
Reliance Industries Ltd.	1,219	33,510
		186,167
TOTAL ENERGY		243,274
FINANCIALS - 12.1%
Banks - 2.7%
Bank of America Corp.	2,432	64,059
Credicorp Ltd. (United States)	253	31,615
FinecoBank SpA	1,536	18,065
JPMorgan Chase & Co.	786	109,301
KBC Group NV	396	21,746
PNC Financial Services Group, Inc.	278	31,823
PT Bank Central Asia Tbk	53,349	29,391
		306,000
Capital Markets - 3.5%
Avanza Bank Holding AB	742	12,497
Banca Generali SpA	585	18,953
Bolsa Mexicana de Valores S.A.B. de CV	13,232	20,631
Brookfield Corp. (Canada) Class A	823	23,976
Charles Schwab Corp.	796	41,424
CME Group, Inc.	209	44,613
HUB24 Ltd.	1,140	22,011
Moody's Corp.	120	36,960
Morningstar, Inc.	154	38,999
Netwealth Group Ltd.	1,886	15,324
Nordnet AB	1,221	17,228
Partners Group Holding AG	19	19,985
S&P Global, Inc.	147	51,349
VZ Holding AG	239	23,436
		387,386
Financial Services - 2.5%
Adyen BV (a)(b)	30	20,235
Block, Inc. Class A (a)	528	21,252
Edenred SA	403	21,423
Fiserv, Inc. (a)	411	46,751
Flywire Corp. (a)	1,282	34,473
Visa, Inc. Class A	469	110,262
Zenkoku Hosho Co. Ltd.	657	21,010
		275,406
Insurance - 3.4%
American Financial Group, Inc.	313	34,230
Arch Capital Group Ltd. (a)	378	32,765
Arthur J. Gallagher & Co.	185	43,566
Assurant, Inc.	240	35,736
Chubb Ltd.	268	57,518
Globe Life, Inc.	313	36,421
Hannover Reuck SE	142	31,297
Qualitas Controladora S.A.B. de CV	5,255	43,404
Steadfast Group Ltd.	5,820	20,013
The Travelers Companies, Inc.	252	42,195
		377,145
TOTAL FINANCIALS		1,345,937
HEALTH CARE - 7.5%
Biotechnology - 0.3%
Repligen Corp. (a)	159	21,395
Zai Lab Ltd. (a)	7,076	18,058
		39,453
Health Care Equipment & Supplies - 3.3%
Align Technology, Inc. (a)	128	23,628
Boston Scientific Corp. (a)	1,047	53,596
Coloplast A/S Series B	165	17,193
Fisher & Paykel Healthcare Corp.	1,258	15,259
Hoya Corp.	275	26,474
IDEXX Laboratories, Inc. (a)	83	33,156
Inspire Medical Systems, Inc. (a)	158	23,251
Intuitive Surgical, Inc. (a)	163	42,742
Masimo Corp. (a)	417	33,831
ResMed, Inc.	178	25,137
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	486	18,999
Straumann Holding AG	192	22,574
The Cooper Companies, Inc.	113	35,228
		371,068
Health Care Providers & Services - 2.1%
Apollo Hospitals Enterprise Ltd.	437	25,296
Humana, Inc.	103	53,940
Surgery Partners, Inc. (a)	870	20,123
UnitedHealth Group, Inc.	247	132,283
		231,642
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	159	30,641
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	566	19,968
Danaher Corp.	287	55,110
Lonza Group AG	45	15,759
Sartorius Stedim Biotech	66	12,329
West Pharmaceutical Services, Inc.	131	41,696
Wuxi Biologics (Cayman), Inc. (a)(b)	3,155	19,617
		164,479
TOTAL HEALTH CARE		837,283
INDUSTRIALS - 14.9%
Aerospace & Defense - 1.2%
HEICO Corp.	226	35,801
INVISIO AB	1,159	17,402
Northrop Grumman Corp.	109	51,386
Safran SA	215	33,587
		138,176
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	428	35,023
Delhivery Private Ltd. (a)	4,535	22,506
DHL Group	725	28,199
DSV A/S	145	21,625
ZTO Express, Inc. sponsored ADR	919	21,661
		129,014
Building Products - 1.1%
ASSA ABLOY AB (B Shares)	1,195	25,472
Kingspan Group PLC (Ireland)	315	21,158
Reliance Worldwide Corp. Ltd.	7,856	17,511
The AZEK Co., Inc. (a)	1,066	27,929
Trex Co., Inc. (a)	505	28,386
		120,456
Commercial Services & Supplies - 1.5%
Casella Waste Systems, Inc. Class A (a)	455	34,330
Cintas Corp.	84	42,598
Copart, Inc.	1,184	51,528
GFL Environmental, Inc.	625	18,005
Waste Connections, Inc. (Canada)	135	17,480
		163,941
Electrical Equipment - 1.2%
AMETEK, Inc.	283	39,838
Eaton Corp. PLC	258	53,641
Generac Holdings, Inc. (a)	305	25,641
Nidec Corp.	481	17,644
		136,764
Ground Transportation - 0.7%
Localiza Rent a Car SA	2,311	23,317
Old Dominion Freight Lines, Inc.	99	37,289
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	13,622	21,155
		81,761
Industrial Conglomerates - 1.0%
General Electric Co.	548	59,529
Honeywell International, Inc.	284	52,046
		111,575
Machinery - 2.4%
Atlas Copco AB (A Shares)	2,298	29,757
Fortive Corp.	554	36,165
IDEX Corp.	167	31,965
Indutrade AB	1,208	21,336
Japan Steel Works Ltd.	966	15,673
Minebea Mitsumi, Inc.	935	14,660
Misumi Group, Inc.	855	12,944
Miura Co. Ltd.	820	15,899
Rational AG	22	12,512
SMC Corp.	48	22,165
Tocalo Co. Ltd.	1,606	14,516
VAT Group AG (b)	53	18,685
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,467	16,352
		262,629
Marine Transportation - 0.1%
SITC International Holdings Co. Ltd.	8,782	13,528
Passenger Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	221	19,382
Professional Services - 3.3%
BayCurrent Consulting, Inc.	540	13,558
Centre Testing International Group Co. Ltd. (A Shares)	4,438	9,184
Ceridian HCM Holding, Inc. (a)	584	37,382
Equifax, Inc.	198	33,575
Experian PLC	879	26,613
Funai Soken Holdings, Inc.	852	14,003
Headhunter Group PLC ADR (a)(c)	622	1,693
Paycom Software, Inc.	120	29,396
Recruit Holdings Co. Ltd.	903	25,891
RELX PLC (London Stock Exchange)	939	32,797
Sporton International, Inc.	3,398	22,414
Thomson Reuters Corp.	225	26,951
TriNet Group, Inc. (a)	289	29,695
Verisk Analytics, Inc.	195	44,335
Wolters Kluwer NV	161	20,630
		368,117
Trading Companies & Distributors - 1.0%
AddTech AB (B Shares)	979	14,331
Ashtead Group PLC	479	27,387
Azelis Group NV	826	14,071
Ferguson PLC	284	42,657
IMCD NV	158	18,975
		117,421
TOTAL INDUSTRIALS		1,662,764
INFORMATION TECHNOLOGY - 20.6%
Electronic Equipment, Instruments & Components - 1.9%
Amphenol Corp. Class A	526	42,369
Azbil Corp.	666	19,679
CDW Corp.	223	44,689
Keyence Corp.	84	32,518
Lagercrantz Group AB (B Shares)	2,284	20,809
Murata Manufacturing Co. Ltd.	1,428	24,461
Teledyne Technologies, Inc. (a)	84	31,466
		215,991
IT Services - 1.9%
Cloudflare, Inc. (a)	613	34,751
Kainos Group PLC	981	13,378
Nagarro SE (a)	139	9,773
SHIFT, Inc. (a)	109	19,777
Shopify, Inc. Class A (a)	364	17,177
Softcat PLC	1,081	16,621
Tata Consultancy Services Ltd.	842	34,077
Twilio, Inc. Class A (a)	517	26,501
VeriSign, Inc. (a)	191	38,135
		210,190
Semiconductors & Semiconductor Equipment - 5.8%
Advantest Corp.	692	17,825
ASM International NV (Netherlands)	58	23,842
ASML Holding NV (Netherlands)	108	64,921
BE Semiconductor Industries NV	189	19,458
Disco Corp.	134	23,664
eMemory Technology, Inc.	499	31,239
Monolithic Power Systems, Inc.	88	38,873
NVIDIA Corp.	543	221,435
Silicon Laboratories, Inc. (a)	339	31,249
Taiwan Semiconductor Manufacturing Co. Ltd.	6,368	103,925
Teradyne, Inc.	356	29,644
Tokyo Electron Ltd.	269	35,545
		641,620
Software - 10.6%
Adobe, Inc. (a)	146	77,681
ANSYS, Inc. (a)	120	33,391
Atlassian Corp. PLC (a)	143	25,832
ATOSS Software AG	90	18,951
Bill Holdings, Inc. (a)	408	37,246
Confluent, Inc. (a)	1,109	32,061
Constellation Software, Inc.	17	34,080
Constellation Software, Inc. warrants 8/22/28 (a)(c)	17	0
Dassault Systemes SA	758	31,225
Fortnox AB	3,520	13,919
HubSpot, Inc. (a)	98	41,529
Lumine Group, Inc.	1,322	16,626
Microsoft Corp.	1,462	494,315
Money Forward, Inc. (a)	614	15,508
Procore Technologies, Inc. (a)	587	35,860
Salesforce, Inc. (a)	370	74,307
SAP SE	332	44,532
ServiceNow, Inc. (a)	88	51,203
Synopsys, Inc. (a)	99	46,475
Topicus.Com, Inc. (a)	259	17,054
Workday, Inc. Class A (a)	180	38,108
		1,179,903
Technology Hardware, Storage & Peripherals - 0.4%
Seagate Technology Holdings PLC	597	40,745
TOTAL INFORMATION TECHNOLOGY		2,288,449
MATERIALS - 4.3%
Chemicals - 2.7%
Air Products & Chemicals, Inc.	151	42,648
Ecolab, Inc.	222	37,238
Givaudan SA	8	26,560
Linde PLC	159	60,763
NOF Corp.	431	17,003
Shin-Etsu Chemical Co. Ltd.	1,086	32,475
Sika AG	119	28,375
Solar Industries India Ltd.	438	28,925
Symrise AG	185	18,905
		292,892
Construction Materials - 0.8%
Martin Marietta Materials, Inc.	113	46,210
Vulcan Materials Co.	234	45,979
		92,189
Metals & Mining - 0.8%
First Quantum Minerals Ltd.	931	10,789
Freeport-McMoRan, Inc.	1,128	38,104
Press Metal Aluminium Holdings	19,537	20,195
Ternium SA sponsored ADR	583	21,857
		90,945
TOTAL MATERIALS		476,026
REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Tower Corp.	255	45,438
Big Yellow Group PLC	1,115	12,942
Embassy Office Parks (REIT)	6,240	23,344
Equinix, Inc.	63	45,967
Equity Lifestyle Properties, Inc.	518	34,084
Extra Space Storage, Inc.	210	21,754
National Storage REIT unit	15,614	19,908
Prologis (REIT), Inc.	385	38,789
Safestore Holdings PLC	1,505	12,503
Segro PLC	1,591	13,784
Sun Communities, Inc.	248	27,588
Warehouses de Pauw	822	20,283
		316,384
Real Estate Management & Development - 1.4%
Ayala Land, Inc.	36,338	17,838
CBRE Group, Inc. (a)	454	31,480
Colliers International Group, Inc.	176	15,955
CoStar Group, Inc. (a)	490	35,971
Grainger Trust PLC	6,615	18,283
Katitas Co. Ltd.	926	12,360
Oberoi Realty Ltd.	1,739	23,761
		155,648
TOTAL REAL ESTATE		472,032
UTILITIES - 0.6%
Electric Utilities - 0.4%
Constellation Energy Corp.	427	48,217
Gas Utilities - 0.2%
Nippon Gas Co. Ltd.	1,244	18,697
TOTAL UTILITIES		66,914
TOTAL COMMON STOCKS (Cost $10,092,294)		10,965,939

Nonconvertible Preferred Stocks - 0.4%
	Shares	Value ($)
HEALTH CARE - 0.2%
Life Sciences Tools & Services - 0.2%
Sartorius AG (non-vtg.)	63	15,745
INDUSTRIALS - 0.2%
Passenger Airlines - 0.2%
Azul SA (a)	9,189	23,475
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,715)		39,220

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d) (Cost $160,448)	160,416	160,448

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $10,289,457)	11,165,607
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(32,004)
NET ASSETS - 100.0%	11,133,603

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,537 or 0.5% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	1,941,742	1,781,294	4,870	-	-	160,448	0.0%
Total	-	1,941,742	1,781,294	4,870	-	-	160,448

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	857,467	728,842	128,625	-
Consumer Discretionary	2,105,273	1,665,073	440,200	-
Consumer Staples	610,520	463,684	146,836	-
Energy	243,274	209,764	33,510	-
Financials	1,345,937	1,217,953	127,984	-
Health Care	853,028	713,566	139,462	-
Industrials	1,686,239	1,294,485	390,061	1,693
Information Technology	2,288,449	1,789,553	498,896	-
Materials	476,026	358,523	117,503	-
Real Estate	472,032	374,821	97,211	-
Utilities	66,914	48,217	18,697	-

Money Market Funds	160,448	160,448	-	-
Total Investments in Securities:	11,165,607	9,024,929	2,138,985	1,693
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,129,009)	$11,005,159
Fidelity Central Funds (cost $160,448)	160,448

Total Investment in Securities (cost $10,289,457)		$11,165,607
Cash		8,120
Foreign currency held at value (cost $355)		356
Receivable for fund shares sold		4,947
Dividends receivable		10,095
Distributions receivable from Fidelity Central Funds		708
Prepaid expenses		17
Receivable from investment adviser for expense reductions		14,921
Total assets		11,204,771
Liabilities
Payable for fund shares redeemed	$27,154
Accrued management fee	2,929
Other affiliated payables	2,833
Audit fee payable	32,777
Other payables and accrued expenses	5,475
Total Liabilities		71,168
Net Assets		$11,133,603
Net Assets consist of:
Paid in capital		$11,293,341
Total accumulated earnings (loss)		(159,738)
Net Assets		$11,133,603
Net Asset Value, offering price and redemption price per share ($11,133,603 ÷ 925,281 shares)		$12.03

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$147,984
Income from Fidelity Central Funds		4,870
Income before foreign taxes withheld		$152,854
Less foreign taxes withheld		(11,638)
Total Income		141,216
Expenses
Management fee
Basic fee	$68,229
Performance adjustment	(22,092)
Transfer agent fees	30,668
Accounting fees and expenses	4,202
Custodian fees and expenses	8,671
Independent trustees' fees and expenses	72
Registration fees	22,472
Audit	66,421
Legal	428
Miscellaneous	52
Total expenses before reductions	179,123
Expense reductions	(67,283)
Total expenses after reductions		111,840
Net Investment income (loss)		29,376
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,605)	(25,360)
Foreign currency transactions	372
Total net realized gain (loss)		(24,988)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $1,557)	1,076,798
Assets and liabilities in foreign currencies	243
Total change in net unrealized appreciation (depreciation)		1,077,041
Net gain (loss)		1,052,053
Net increase (decrease) in net assets resulting from operations		$1,081,429
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,376	$8,806
Net realized gain (loss)	(24,988)	(933,940)
Change in net unrealized appreciation (depreciation)	1,077,041	(6,033,124)
Net increase (decrease) in net assets resulting from operations	1,081,429	(6,958,258)
Distributions to shareholders	-	(572,700)

Share transactions
Proceeds from sales of shares	1,803,511	3,817,785
Reinvestment of distributions	-	537,633
Cost of shares redeemed	(2,959,519)	(7,108,348)

Net increase (decrease) in net assets resulting from share transactions	(1,156,008)	(2,752,930)
Total increase (decrease) in net assets	(74,579)	(10,283,888)

Net Assets
Beginning of period	11,208,182	21,492,070
End of period	$11,133,603	$11,208,182

Other Information
Shares
Sold	142,807	278,587
Issued in reinvestment of distributions	-	33,571
Redeemed	(242,007)	(575,644)
Net increase (decrease)	(99,200)	(263,486)

Financial Highlights
Fidelity® Enduring Opportunities Fund

Years ended October 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.94	$16.69	$11.91	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03	.01	(.04)	(.01)
Net realized and unrealized gain (loss)	1.06	(5.32)	4.82	1.93
Total from investment operations	1.09	(5.31)	4.78	1.92
Distributions from net investment income	-	(.03)	-	- D
Distributions from net realized gain	-	(.41)	-	-
Tax return of capital	-	-	-	(.01)
Total distributions	-	(.44)	-	(.01)
Net asset value, end of period	$12.03	$10.94	$16.69	$11.91
Total Return E,F	9.96%	(32.65)%	40.13%	19.22%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.51%	1.41%	1.70%	2.63% I
Expenses net of fee waivers, if any	.94%	.98%	1.08%	1.10% I
Expenses net of all reductions	.94%	.98%	1.08%	1.09% I
Net investment income (loss)	.25%	.05%	(.25)%	(.10)% I
Supplemental Data
Net assets, end of period (000 omitted)	$11,134	$11,208	$21,492	$10,055
Portfolio turnover rate J	19%	15%	23%	17% I

AFor the period November 5, 2019 (commencement of operations) through October 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Enduring Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,185,990
Gross unrealized depreciation	(1,343,389)
Net unrealized appreciation (depreciation)	$842,601
Tax Cost	$10,323,006

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,401
Capital loss carryforward	$(1,028,754)
Net unrealized appreciation (depreciation) on securities and other investments	$842,438

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(472,241)
Long-term	(556,513)
Total capital loss carryforward	$(1,028,754)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$-	$161,718
Long-term Capital Gains	-	410,982
Total	$-	$572,700
Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enduring Opportunities Fund	2,287,178	3,499,541

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI ACWI (All Country World Index) Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.2000% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	0.0354%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Enduring Opportunities Fund	$12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Enduring Opportunities Fund	7,377	89,417	15,966

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Enduring Opportunities Fund	$22

7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $66,268.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $292.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $723.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Enduring Opportunities Fund.	21%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Enduring Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Enduring Opportunities Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Enduring Opportunities Fund **	.94%
Actual		$ 1,000	$ 967.80	$ 4.66
Hypothetical-B		$ 1,000	$ 1,020.47	$ 4.79

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective December 1, 2023, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Enduring Opportunities Fund	.88%
Actual		$ 4.37
Hypothetical- B		$ 4.48

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Enduring Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods  than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.95% through February 29, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9896221.103
IDF-ANN-1223
Fidelity® International Small Cap Opportunities Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.22%	1.84%	3.87%
Class M (incl. 3.50% sales charge)	-0.19%	2.05%	3.83%
Class C (incl. contingent deferred sales charge)	1.97%	2.27%	3.84%
Fidelity® International Small Cap Opportunities Fund	4.11%	3.38%	4.80%
Class I	4.02%	3.35%	4.79%
Class Z	4.19%	3.49%	4.86%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Jed Weiss:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 4%, versus 6.67% for the benchmark MSCI EAFE Small Cap Index (Net MA). From a regional standpoint, security selection in Japan and emerging markets notably detracted from the fund's relative result. By sector, picks among health care firms weighed most on relative performance, especially in the health care equipment & services industry. Subpar investment choices in consumer staples, primarily within the consumer staples distribution & retail category, also hurt. Stock picks in information technology proved to be another performance headwind, particularly among software & services companies. Further detracting from the portfolio's relative return were security selection and an underweight in financials, especially banks. The largest individual relative detractor was a stake in ResMed (-36%), followed by Misumi Group (-30%) and Digital Hearts Holdings (-56%). All of these relative detractors were non-benchmark positions. In contrast, on a regional basis, security selection and an underweight in Asia Pacific ex Japan - namely Australia - along with picks in Europe ex the U.K., primarily Sweden, contributed to the fund's performance versus the benchmark. By sector, investment choices and an underweight in real estate, primarily among equity real estate investment trusts, added the most value compared with the benchmark. Picks in communication services also bolstered relative performance. Further aiding the portfolio's relative return was outsized exposure to industrials firms, particularly within the capital goods industry. Lastly, the fund's position in cash was a key contributor as well. The top individual relative contributor was an overweight in Addtech (+22%), the fund's top holding these past 12 months. A second notable relative contributor was an outsized stake in CTS Eventim (+28%), another of the portfolio's biggest holdings on October 31. A non-benchmark position in Rheinmetall (+79%) also helped. Notable changes in positioning this period include increased exposure to cash and equity markets in Germany. By sector, meaningful shifts include lower allocations to the health care and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Spectris PLC (United Kingdom, Electronic Equipment, Instruments & Components)	3.7
Azbil Corp. (Japan, Electronic Equipment, Instruments & Components)	3.7
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	3.5
Lagercrantz Group AB (B Shares) (Sweden, Electronic Equipment, Instruments & Components)	3.3
CTS Eventim AG (Germany, Entertainment)	3.0
Interpump Group SpA (Italy, Machinery)	2.8
Aalberts Industries NV (Netherlands, Machinery)	2.4
Morningstar, Inc. (United States of America, Capital Markets)	2.3
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	2.0
OBIC Co. Ltd. (Japan, IT Services)	2.0
28.7

Market Sectors (% of Fund's net assets)

Industrials	30.3
Information Technology	21.3
Consumer Discretionary	9.9
Health Care	7.8
Communication Services	7.1
Financials	4.8
Consumer Staples	4.7
Materials	3.1
Real Estate	2.2
Energy	2.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 93.2%
	Shares	Value ($)
Australia - 1.0%
Imdex Ltd.	4,147,753	4,350,615
Steadfast Group Ltd.	1,715,000	5,897,446
TOTAL AUSTRALIA		10,248,061
Belgium - 1.6%
Azelis Group NV	305,300	5,200,911
KBC Ancora	273,989	10,349,707
TOTAL BELGIUM		15,550,618
Canada - 3.9%
CAE, Inc. (a)	446,900	9,332,774
McCoy Global, Inc.	630,215	686,227
Osisko Gold Royalties Ltd.	370,000	4,522,445
Pason Systems, Inc.	492,300	4,717,986
Richelieu Hardware Ltd.	620,663	18,565,063
TOTAL CANADA		37,824,495
China - 0.5%
Chlitina Holding Ltd.	829,500	4,991,580
Denmark - 0.5%
Spar Nord Bank A/S	346,634	5,248,345
Egypt - 0.2%
Integrated Diagnostics Holdings PLC (a)(b)	5,996,716	2,284,749
Finland - 0.7%
Musti Group OYJ	341,496	6,724,480
France - 2.9%
Laurent-Perrier Group SA	35,632	4,448,862
Lectra	426,210	10,778,250
LISI	155,310	3,590,687
Vetoquinol SA	112,417	9,480,190
TOTAL FRANCE		28,297,989
Germany - 6.7%
CTS Eventim AG	481,054	29,038,635
Nexus AG	291,358	14,196,566
Rheinmetall AG	35,000	10,013,858
Scout24 AG (b)	117,200	7,195,021
Stabilus Se	78,636	4,983,965
TOTAL GERMANY		65,428,045
India - 0.3%
Embassy Office Parks (REIT)	661,870	2,476,036
Ireland - 1.9%
AerCap Holdings NV (a)(c)	155,000	9,628,600
Cairn Homes PLC	4,286,800	5,028,027
Irish Residential Properties REIT PLC	3,923,200	3,777,535
TOTAL IRELAND		18,434,162
Israel - 1.6%
Ituran Location & Control Ltd.	355,577	8,793,419
NICE Ltd. sponsored ADR (a)	26,500	4,090,275
Tel Aviv Stock Exchange Ltd. (a)	674,096	3,001,912
TOTAL ISRAEL		15,885,606
Italy - 2.8%
Interpump Group SpA	646,943	26,970,497
Japan - 32.1%
Ai Holdings Corp.	157,100	2,431,967
Aoki Super Co. Ltd.	175,000	2,982,302
Artnature, Inc.	483,700	2,583,452
Aucnet, Inc. (c)	306,977	3,574,100
Azbil Corp.	1,215,592	35,919,125
Broadleaf Co. Ltd.	2,509,998	8,870,809
Central Automotive Products Ltd.	151,500	3,393,092
Curves Holdings Co. Ltd.	2,240,026	9,771,360
Daiichikosho Co. Ltd.	672,600	9,942,010
Daikokutenbussan Co. Ltd.	67,500	2,860,580
Digital Hearts Holdings Co. Ltd.	529,314	3,221,952
Fujitec Co. Ltd.	203,000	4,407,154
Funai Soken Holdings, Inc.	290,650	4,777,097
Goldcrest Co. Ltd.	595,530	8,492,452
Iwatsuka Confectionary Co. Ltd.	18,900	636,607
Kobayashi Pharmaceutical Co. Ltd.	160,550	6,628,030
Koshidaka Holdings Co. Ltd.	1,472,400	10,475,586
Kusuri No Aoki Holdings Co. Ltd.	78,500	5,143,136
Lasertec Corp.	80,144	13,238,204
Medikit Co. Ltd.	294,400	5,200,893
Miroku Jyoho Service Co., Ltd. (c)	238,400	2,441,590
Misumi Group, Inc.	660,268	9,995,575
Mitsuboshi Belting Ltd.	89,780	2,591,852
Nagaileben Co. Ltd.	671,327	9,264,213
Nihon Parkerizing Co. Ltd.	1,657,100	12,026,537
NS Tool Co. Ltd.	554,700	3,978,095
NSD Co. Ltd.	476,349	8,287,944
OBIC Co. Ltd.	130,600	19,304,816
OSG Corp.	809,800	9,240,298
Paramount Bed Holdings Co. Ltd.	217,220	3,700,920
ProNexus, Inc.	497,100	3,871,503
San-Ai Obbli Co. Ltd.	574,300	6,201,003
SHO-BOND Holdings Co. Ltd.	502,100	19,774,236
Shoei Co. Ltd.	517,604	6,896,436
SK Kaken Co. Ltd.	200,400	9,366,659
Software Service, Inc.	67,600	3,851,747
Techno Medica Co. Ltd.	80,791	1,220,988
The Monogatari Corp.	282,600	7,652,965
TIS, Inc.	211,800	4,535,666
Tocalo Co. Ltd.	540,636	4,886,682
USS Co. Ltd.	632,100	11,048,411
YAKUODO Holdings Co. Ltd.	251,900	4,639,857
YONEX Co. Ltd.	370,400	4,012,857
TOTAL JAPAN		313,340,758
Kenya - 0.0%
Safaricom Ltd.	751,217	62,123
Korea (South) - 0.5%
BGF Retail Co. Ltd.	44,596	4,553,700
Netherlands - 5.0%
Aalberts Industries NV	762,980	23,751,035
BE Semiconductor Industries NV	110,000	11,324,844
IMCD NV	114,517	13,752,845
TOTAL NETHERLANDS		48,828,724
Norway - 2.3%
Kongsberg Gruppen ASA	427,281	17,441,680
Medistim ASA	175,242	3,035,492
Volue A/S (a)	963,944	1,617,079
TOTAL NORWAY		22,094,251
Spain - 0.3%
Fluidra SA	145,001	2,549,933
Sweden - 11.3%
Addlife AB	604,344	3,936,036
AddTech AB (B Shares)	2,354,665	34,468,442
Autoliv, Inc.	154,800	14,187,420
Bergman & Beving AB (B Shares)	417,154	5,590,729
Hemnet Group AB	570,600	9,901,520
INVISIO AB	374,778	5,627,151
John Mattson Fastighetsforetag (a)(c)	471,026	2,253,339
Lagercrantz Group AB (B Shares)	3,556,312	32,401,214
Teqnion AB (a)(c)	72,885	1,341,808
TOTAL SWEDEN		109,707,659
Switzerland - 1.0%
Tecan Group AG	34,821	9,967,997
Taiwan - 0.6%
Addcn Technology Co. Ltd.	940,535	5,748,366
United Kingdom - 11.2%
Bodycote PLC	2,056,267	14,345,923
Clarkson PLC	184,953	5,945,990
Dechra Pharmaceuticals PLC	106,495	4,929,050
DP Poland PLC (a)	15,541,591	1,511,202
Howden Joinery Group PLC	1,461,900	11,329,300
InterContinental Hotel Group PLC ADR	172,000	12,406,360
Rightmove PLC	1,386,393	7,970,482
Sage Group PLC	345,000	4,070,019
Spectris PLC	963,878	36,317,913
Spirax-Sarco Engineering PLC	67,991	6,769,841
Unite Group PLC	364,800	3,850,896
TOTAL UNITED KINGDOM		109,446,976
United States of America - 4.3%
Morningstar, Inc.	87,400	22,133,176
NOV, Inc.	405,000	8,083,800
PriceSmart, Inc.	87,960	5,496,620
ResMed, Inc.	41,495	5,859,924
TOTAL UNITED STATES OF AMERICA		41,573,520
TOTAL COMMON STOCKS (Cost $764,462,153)		908,238,670

Investment Companies - 1.5%
	Shares	Value ($)
United States of America - 1.5%
iShares MSCI EAFE Small-Cap ETF (Cost $15,847,316)	280,000	15,066,800

Money Market Funds - 5.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	47,744,983	47,754,532
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	4,475,067	4,475,514
TOTAL MONEY MARKET FUNDS (Cost $52,230,046)		52,230,046

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $832,539,515)	975,535,516
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(655,794)
NET ASSETS - 100.0%	974,879,722

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,479,770 or 1.0% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	26,881,448	176,323,111	155,450,026	1,790,529	-	(1)	47,754,532	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	13,986,458	255,492,566	265,003,510	108,177	-	-	4,475,514	0.0%
Total	40,867,906	431,815,677	420,453,536	1,898,706	-	(1)	52,230,046

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	69,858,157	54,167,781	15,690,376	-
Consumer Discretionary	96,682,296	39,857,489	56,824,807	-
Consumer Staples	44,964,726	9,945,482	35,019,244	-
Energy	19,689,016	13,488,013	6,201,003	-
Financials	46,630,586	40,733,140	5,897,446	-
Health Care	76,928,765	53,690,004	23,238,761	-
Industrials	294,723,524	231,201,032	63,522,492	-
Information Technology	207,645,086	109,393,013	98,252,073	-
Materials	30,266,256	4,522,445	25,743,811	-
Real Estate	20,850,258	9,881,770	10,968,488	-

Investment Companies	15,066,800	15,066,800	-	-

Money Market Funds	52,230,046	52,230,046	-	-
Total Investments in Securities:	975,535,516	634,177,015	341,358,501	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $4,323,729) - See accompanying schedule:
Unaffiliated issuers (cost $780,309,469)	$923,305,470
Fidelity Central Funds (cost $52,230,046)	52,230,046

Total Investment in Securities (cost $832,539,515)		$975,535,516
Cash		74,459
Foreign currency held at value (cost $100,160)		100,085
Receivable for investments sold		35,453
Receivable for fund shares sold		491,624
Dividends receivable		2,966,316
Reclaims receivable		1,623,697
Distributions receivable from Fidelity Central Funds		233,589
Prepaid expenses		1,511
Other receivables		2,926
Total assets		981,065,176
Liabilities
Payable for investments purchased	$336,038
Payable for fund shares redeemed	638,589
Accrued management fee	515,471
Distribution and service plan fees payable	11,445
Other affiliated payables	156,736
Other payables and accrued expenses	48,051
Collateral on securities loaned	4,479,124
Total Liabilities		6,185,454
Net Assets		$974,879,722
Net Assets consist of:
Paid in capital		$794,709,014
Total accumulated earnings (loss)		180,170,708
Net Assets		$974,879,722

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($26,559,237 ÷ 1,585,764 shares)(a)		$16.75
Maximum offering price per share (100/94.25 of $16.75)		$17.77
Class M :
Net Asset Value and redemption price per share ($9,588,774 ÷ 583,453 shares)(a)		$16.43
Maximum offering price per share (100/96.50 of $16.43)		$17.03
Class C :
Net Asset Value and offering price per share ($2,035,719 ÷ 130,180 shares)(a)		$15.64
International Small Cap Opportunities :
Net Asset Value, offering price and redemption price per share ($632,320,222 ÷ 36,941,373 shares)		$17.12
Class I :
Net Asset Value, offering price and redemption price per share ($81,122,052 ÷ 4,747,579 shares)		$17.09
Class Z :
Net Asset Value, offering price and redemption price per share ($223,253,718 ÷ 13,076,229 shares)		$17.07
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$20,159,488
Income from Fidelity Central Funds (including $108,177 from security lending)		1,898,706
Income before foreign taxes withheld		$22,058,194
Less foreign taxes withheld		(1,917,777)
Total Income		20,140,417
Expenses
Management fee
Basic fee	$8,908,675
Performance adjustment	(533,939)
Transfer agent fees	1,481,005
Distribution and service plan fees	158,794
Accounting fees	478,109
Custodian fees and expenses	89,031
Independent trustees' fees and expenses	6,359
Registration fees	94,504
Audit	89,814
Legal	1,327
Interest	4,911
Miscellaneous	5,294
Total expenses before reductions	10,783,884
Expense reductions	(65,390)
Total expenses after reductions		10,718,494
Net Investment income (loss)		9,421,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $391,791)	34,721,508
Foreign currency transactions	(120,059)
Total net realized gain (loss)		34,601,449
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $650,013)	5,986,825
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	145,561
Total change in net unrealized appreciation (depreciation)		6,132,385
Net gain (loss)		40,733,834
Net increase (decrease) in net assets resulting from operations		$50,155,757
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,421,923	$8,172,300
Net realized gain (loss)	34,601,449	72,325,342
Change in net unrealized appreciation (depreciation)	6,132,385	(657,801,200)
Net increase (decrease) in net assets resulting from operations	50,155,757	(577,303,558)
Distributions to shareholders	(64,708,392)	(145,923,001)

Share transactions - net increase (decrease)	(52,713,432)	(23,291,061)
Total increase (decrease) in net assets	(67,266,067)	(746,517,620)

Net Assets
Beginning of period	1,042,145,789	1,788,663,409
End of period	$974,879,722	$1,042,145,789

Financial Highlights
Fidelity Advisor® International Small Cap Opportunities Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.17	$28.35	$20.86	$19.02	$17.33
Income from Investment Operations
Net investment income (loss) A,B	.10	.06	(.06)	(.04)	.11
Net realized and unrealized gain (loss)	.61	(8.93)	7.55	2.05	2.01
Total from investment operations	.71	(8.87)	7.49	2.01	2.12
Distributions from net investment income	-	-	-	(.11)	(.11)
Distributions from net realized gain	(1.13)	(2.31)	-	(.05)	(.31)
Total distributions	(1.13)	(2.31)	-	(.17) C	(.43) C
Net asset value, end of period	$16.75	$17.17	$28.35	$20.86	$19.02
Total Return D,E	3.74%	(33.79)%	35.91%	10.58%	12.61%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.31%	1.49%	1.50%	1.57%	1.49%
Expenses net of fee waivers, if any	1.31%	1.48%	1.50%	1.57%	1.49%
Expenses net of all reductions	1.31%	1.48%	1.50%	1.56%	1.48%
Net investment income (loss)	.56%	.30%	(.25)%	(.20)%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$26,559	$26,380	$45,981	$37,771	$41,679
Portfolio turnover rate H	10%	13%	21%	20%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.91	$28.02	$20.67	$18.85	$17.17
Income from Investment Operations
Net investment income (loss) A,B	.06	.01	(.13)	(.09)	.06
Net realized and unrealized gain (loss)	.59	(8.81)	7.48	2.03	1.99
Total from investment operations	.65	(8.80)	7.35	1.94	2.05
Distributions from net investment income	-	-	-	(.06)	(.06)
Distributions from net realized gain	(1.13)	(2.31)	-	(.05)	(.31)
Total distributions	(1.13)	(2.31)	-	(.12) C	(.37)
Net asset value, end of period	$16.43	$16.91	$28.02	$20.67	$18.85
Total Return D,E	3.43%	(33.95)%	35.56%	10.29%	12.29%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.57%	1.74%	1.75%	1.84%	1.77%
Expenses net of fee waivers, if any	1.56%	1.74%	1.75%	1.84%	1.77%
Expenses net of all reductions	1.56%	1.74%	1.75%	1.83%	1.77%
Net investment income (loss)	.31%	.05%	(.50)%	(.47)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$9,589	$10,115	$16,378	$13,141	$13,875
Portfolio turnover rate H	10%	13%	21%	20%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.22	$27.10	$20.09	$18.31	$16.69
Income from Investment Operations
Net investment income (loss) A,B	(.04)	(.09)	(.25)	(.18)	(.02)
Net realized and unrealized gain (loss)	.59	(8.48)	7.26	1.96	1.93
Total from investment operations	.55	(8.57)	7.01	1.78	1.91
Distributions from net realized gain	(1.13)	(2.31)	-	-	(.29)
Total distributions	(1.13)	(2.31)	-	-	(.29)
Net asset value, end of period	$15.64	$16.22	$27.10	$20.09	$18.31
Total Return C,D	2.93%	(34.28)%	34.89%	9.72%	11.74%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.10%	2.26%	2.26%	2.33%	2.27%
Expenses net of fee waivers, if any	2.10%	2.25%	2.26%	2.33%	2.26%
Expenses net of all reductions	2.10%	2.25%	2.26%	2.33%	2.26%
Net investment income (loss)	(.23)%	(.47)%	(1.01)%	(.96)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,036	$3,314	$6,770	$7,253	$9,424
Portfolio turnover rate G	10%	13%	21%	20%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Small Cap Opportunities Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.47	$28.77	$21.10	$19.24	$17.53
Income from Investment Operations
Net investment income (loss) A,B	.16	.13	.01	.02	.17
Net realized and unrealized gain (loss)	.63	(9.09)	7.66	2.07	2.02
Total from investment operations	.79	(8.96)	7.67	2.09	2.19
Distributions from net investment income	- C	(.04)	-	(.17)	(.17)
Distributions from net realized gain	(1.13)	(2.31)	-	(.05)	(.31)
Total distributions	(1.14) D	(2.34) D	-	(.23) D	(.48)
Net asset value, end of period	$17.12	$17.47	$28.77	$21.10	$19.24
Total Return E	4.11%	(33.62)%	36.35%	10.90%	12.97%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.01%	1.19%	1.21%	1.26%	1.19%
Expenses net of fee waivers, if any	1.00%	1.19%	1.20%	1.26%	1.19%
Expenses net of all reductions	1.00%	1.19%	1.20%	1.25%	1.19%
Net investment income (loss)	.87%	.60%	.05%	.11%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$632,320	$700,271	$1,268,421	$1,152,472	$1,040,989
Portfolio turnover rate H	10%	13%	21%	20%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.46	$28.75	$21.09	$19.22	$17.51
Income from Investment Operations
Net investment income (loss) A,B	.15	.13	.01	.02	.17
Net realized and unrealized gain (loss)	.62	(9.07)	7.65	2.07	2.02
Total from investment operations	.77	(8.94)	7.66	2.09	2.19
Distributions from net investment income	(.01)	(.04)	-	(.16)	(.16)
Distributions from net realized gain	(1.13)	(2.31)	-	(.05)	(.31)
Total distributions	(1.14)	(2.35)	-	(.22) C	(.48) C
Net asset value, end of period	$17.09	$17.46	$28.75	$21.09	$19.22
Total Return D	4.02%	(33.60)%	36.32%	10.90%	12.93%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.05%	1.20%	1.22%	1.28%	1.20%
Expenses net of fee waivers, if any	1.04%	1.19%	1.22%	1.27%	1.19%
Expenses net of all reductions	1.04%	1.19%	1.22%	1.27%	1.19%
Net investment income (loss)	.83%	.59%	.04%	.09%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$81,122	$82,705	$141,310	$113,041	$142,854
Portfolio turnover rate G	10%	13%	21%	20%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.44	$28.73	$21.05	$19.20	$17.51
Income from Investment Operations
Net investment income (loss) A,B	.18	.15	.04	.05	.19
Net realized and unrealized gain (loss)	.62	(9.05)	7.64	2.05	2.02
Total from investment operations	.80	(8.90)	7.68	2.10	2.21
Distributions from net investment income	(.04)	(.08)	-	(.20)	(.20)
Distributions from net realized gain	(1.13)	(2.31)	-	(.05)	(.31)
Total distributions	(1.17)	(2.39)	-	(.25)	(.52) C
Net asset value, end of period	$17.07	$17.44	$28.73	$21.05	$19.20
Total Return D	4.19%	(33.52)%	36.48%	11.03%	13.10%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.89%	1.07%	1.09%	1.14%	1.05%
Expenses net of fee waivers, if any	.88%	1.07%	1.09%	1.13%	1.05%
Expenses net of all reductions	.88%	1.07%	1.09%	1.13%	1.05%
Net investment income (loss)	.98%	.72%	.16%	.23%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$223,254	$219,360	$309,803	$82,476	$76,527
Portfolio turnover rate G	10%	13%	21%	20%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$258,881,050
Gross unrealized depreciation	(120,694,150)
Net unrealized appreciation (depreciation)	$138,186,900
Tax Cost	$837,348,616

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,239,162
Undistributed long-term capital gain	$31,849,119
Net unrealized appreciation (depreciation) on securities and other investments	$138,059,909

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$593,300	$ 2,549,889
Long-term Capital Gains	64,115,092	143,373,112
Total	$64,708,392	$ 145,923,001
Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	104,500,348	234,052,891
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$72,134	$250
Class M	.25%	.25%	55,224	166
Class C	.75%	.25%	31,436	1,209
			$158,794	$1,625

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained by FDC
Class A	$2,163
Class M	505
Class CA	31
$2,699
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$62,299.22
Class M	24,423.22
Class C	7,894.25
International Small Cap Opportunities	1,133,042.16
Class I	151,758.20
Class Z	101,589.04
	$1,481,005

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
International Small Cap Opportunities	0.1547%
Class I	0.2000%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Class-Level Average Net Assets
Fidelity International Small Cap Opportunities Fund	0.0441%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$ 129

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Small Cap Opportunities Fund	Borrower	$ 9,180,000	4.82%	$4,911

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Opportunities Fund	3,091,312	12,385,884	(558,433)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Small Cap Opportunities Fund	$1,970
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Opportunities Fund	$7,549	$-	$-
8. Expense Reductions.
During the period, transfer agent credits reduced each class' expenses as noted in the table below.
Expense reduction

Class M	$352

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $65,038.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Small Cap Opportunities Fund
Distributions to shareholders
Class A	$ 1,724,252	$3,712,302
Class M	668,890	1,347,073
Class C	228,866	565,280
International Small Cap Opportunities	42,205,549	103,110,108
Class I	5,288,952	11,507,400
Class Z	14,591,883	25,680,838
Total	$ 64,708,392	$ 145,923,001

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Small Cap Opportunities Fund
Class A
Shares sold	171,839	107,181	$3,136,955	$2,213,121
Reinvestment of distributions	94,841	146,450	1,693,860	3,629,027
Shares redeemed	(217,502)	(339,023)	(3,984,745)	(7,042,478)
Net increase (decrease)	49,178	(85,392)	$846,070	$(1,200,330)
Class M
Shares sold	21,269	19,908	$383,026	$424,699
Reinvestment of distributions	37,879	54,676	665,150	1,337,368
Shares redeemed	(74,046)	(60,774)	(1,330,926)	(1,238,854)
Net increase (decrease)	(14,898)	13,810	$(282,750)	$523,213
Class C
Shares sold	7,494	9,960	$129,355	$199,008
Reinvestment of distributions	13,606	23,946	228,441	564,404
Shares redeemed	(95,302)	(79,310)	(1,646,239)	(1,567,463)
Net increase (decrease)	(74,202)	(45,404)	$(1,288,443)	$(804,051)
International Small Cap Opportunities
Shares sold	2,233,362	2,966,612	$41,954,989	$62,249,598
Reinvestment of distributions	1,900,059	3,165,438	34,581,075	79,642,429
Shares redeemed	(7,265,881)	(10,146,566)	(137,436,859)	(202,796,085)
Net increase (decrease)	(3,132,460)	(4,014,516)	$(60,900,795)	$(60,904,058)
Class I
Shares sold	2,306,791	698,127	$42,956,688	$14,776,475
Reinvestment of distributions	193,260	335,375	3,513,459	8,427,973
Shares redeemed	(2,490,268)	(1,211,577)	(47,134,219)	(25,532,337)
Net increase (decrease)	9,783	(178,075)	$(664,072)	$(2,327,889)
Class Z
Shares sold	1,446,980	2,588,492	$27,457,499	$51,781,304
Reinvestment of distributions	741,352	928,091	13,440,712	23,276,518
Shares redeemed	(1,687,699)	(1,722,683)	(31,321,653)	(33,635,768)
Net increase (decrease)	500,633	1,793,900	$9,576,558	$41,422,054
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Small Cap Opportunities Fund	25%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Small Cap Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® International Small Cap Opportunities Fund
Class A	1.24%
Actual		$ 1,000	$ 883.40	$ 5.89
Hypothetical-B		$ 1,000	$ 1,018.95	$ 6.31
Class M	1.49%
Actual		$ 1,000	$ 882.40	$ 7.07
Hypothetical-B		$ 1,000	$ 1,017.69	$ 7.58
Class C	2.00%
Actual		$ 1,000	$ 880.10	$ 9.48
Hypothetical-B		$ 1,000	$ 1,015.12	$ 10.16
Fidelity® International Small Cap Opportunities Fund	.93%
Actual		$ 1,000	$ 885.20	$ 4.42
Hypothetical-B		$ 1,000	$ 1,020.52	$ 4.74
Class I	.99%
Actual		$ 1,000	$ 884.60	$ 4.70
Hypothetical-B		$ 1,000	$ 1,020.21	$ 5.04
Class Z	.81%
Actual		$ 1,000	$ 885.40	$ 3.85
Hypothetical-B		$ 1,000	$ 1,021.12	$ 4.13

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2023, $34,527,634, or, if subsequently determined to be different, the net capital gain of such year.

International Small Cap Opportunities designates 18%; Class I designates 16%; and Class Z designates 11%; of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Opportunities, Class I and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/12/2022	$0.0000	$0.0000
Class M	12/12/2022	$0.0000	$0.0000
Class C	12/12/2022	$0.0000	$0.0000
International Small Cap Opportunities	12/12/2022	$0.0564	$0.0534
Class I	12/12/2022	$0.0604	$0.0534
Class Z	12/12/2022	$0.0894	$0.0534

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Small Cap Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.815075.119
ILS-ANN-1223
Fidelity® Sustainable International Equity Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge)	3.14%	-15.88%
Class M (incl. 3.50% sales charge)	5.26%	-14.95%
Class C (incl. contingent deferred sales charge)	7.66%	-13.58%
Fidelity® Sustainable International Equity Fund	9.73%	-12.73%
Class I	9.73%	-12.73%
Class Z	9.86%	-12.60%

A   From February 10, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainable International Equity Fund, a class of the fund, on February 10, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Managers Niamh Brodie-Machura and William Kennedy:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 9% to 10%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex the U.K. and investment choices in the U.K. notably detracted from the fund's relative result. Investment choices in emerging markets and Canada also hindered performance versus the benchmark. By sector, security selection was the primary detractor, especially within financials, where our picks among banks hurt most. Security selection in the consumer discretionary and utilities sectors and positioning in energy also hampered the fund's result versus the benchmark. The biggest individual relative detractor was an overweight in Finland-based Neste (-21%). A non-benchmark stake in HDFC Bank (-9%), which is in India, and an overweight in Orsted (-28%) in Denmark also hurt relative performance. Orsted was not held at period end. In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan helped performance most versus the benchmark. By sector, the biggest contributor to relative performance was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks and an overweight in information technology, primarily within the technology hardware & equipment industry, and an underweight in real estate also boosted relative performance. The top individual relative contributor was an overweight in Denmark-headquartered Novo-Nordisk (+44%), a position we established this period. Novo-Nordisk was the fund's top holding on October 31. Other notable relative contributors included overweights in Itochu (+41%) and Hitachi (+40%), Japan-based companies that were among the fund's largest holdings. By sector, meaningful changes included a higher allocation to information technology.
Note to shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	5.6
Sony Group Corp. (Japan, Household Durables)	3.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.6
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.2
Itochu Corp. (Japan, Trading Companies & Distributors)	2.9
Nestle SA (Reg. S) (United States of America, Food Products)	2.9
ORIX Corp. (Japan, Financial Services)	2.8
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.2
31.8

Market Sectors (% of Fund's net assets)

Financials	21.4
Health Care	14.8
Industrials	13.2
Information Technology	13.2
Consumer Discretionary	10.3
Consumer Staples	9.5
Materials	6.5
Utilities	4.0
Communication Services	2.2
Energy	1.1
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.8%
	Shares	Value ($)
Australia - 1.8%
Bapcor Ltd.	13,815	47,024
Macquarie Group Ltd.	719	73,906
TOTAL AUSTRALIA		120,930
Austria - 2.0%
Verbund AG	1,017	88,239
Wienerberger AG	2,030	49,274
TOTAL AUSTRIA		137,513
Belgium - 1.4%
KBC Group NV	583	32,016
UCB SA	860	62,842
TOTAL BELGIUM		94,858
China - 0.5%
Chervon Holdings Ltd.	14,888	36,670
Denmark - 6.0%
Novo Nordisk A/S Series B	3,895	375,774
Vestas Wind Systems A/S (a)	1,320	28,611
TOTAL DENMARK		404,385
Finland - 1.1%
Neste OYJ	2,189	73,446
France - 11.8%
Air Liquide SA	512	87,732
AXA SA	4,024	119,233
BNP Paribas SA	2,100	120,758
Capgemini SA	263	46,480
Edenred SA	653	34,713
L'Oreal SA	270	113,489
LVMH Moet Hennessy Louis Vuitton SE	220	157,505
Pernod Ricard SA	657	116,441
Worldline SA (a)(b)	577	7,314
TOTAL FRANCE		803,665
Germany - 8.4%
Deutsche Borse AG	373	61,394
DHL Group	1,244	48,386
Gerresheimer AG	594	55,246
Merck KGaA	760	114,472
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	294	117,744
SAP SE	403	54,055
Siemens AG	910	120,756
TOTAL GERMANY		572,053
Hong Kong - 3.7%
AIA Group Ltd.	17,003	147,651
Hang Seng Bank Ltd.	5,365	61,339
Prudential PLC	3,969	41,501
TOTAL HONG KONG		250,491
India - 1.2%
HDFC Bank Ltd. sponsored ADR	1,446	81,771
Ireland - 1.3%
Dalata Hotel Group PLC	15,478	65,673
Kingspan Group PLC (Ireland)	314	21,091
TOTAL IRELAND		86,764
Italy - 1.0%
Prysmian SpA	1,733	64,711
Japan - 18.7%
Eisai Co. Ltd.	575	30,463
FUJIFILM Holdings Corp.	1,831	100,152
Fujitsu Ltd.	573	74,231
Hitachi Ltd.	2,838	179,891
Hoya Corp.	1,246	119,951
Itochu Corp.	5,463	196,783
ORIX Corp.	10,454	190,120
Persol Holdings Co. Ltd.	27,131	40,681
Sony Group Corp.	3,018	250,913
TIS, Inc.	1,107	23,706
Tokyo Electron Ltd.	483	63,823
TOTAL JAPAN		1,270,714
Korea (South) - 0.7%
SK Hynix, Inc.	537	46,565
Netherlands - 9.2%
ASML Holding NV (Netherlands)	359	215,802
BE Semiconductor Industries NV	318	32,739
Heineken NV (Bearer)	571	51,301
ING Groep NV (Certificaten Van Aandelen)	7,239	92,808
Koninklijke KPN NV	43,358	145,734
Wolters Kluwer NV	683	87,517
TOTAL NETHERLANDS		625,901
New Zealand - 0.8%
Contact Energy Ltd.	12,683	57,612
Norway - 1.9%
DNB Bank ASA	6,961	125,437
Schibsted ASA (A Shares)	329	6,574
TOTAL NORWAY		132,011
Spain - 1.4%
CaixaBank SA	5,687	23,121
EDP Renovaveis SA	637	10,238
Iberdrola SA	5,306	59,013
TOTAL SPAIN		92,372
Sweden - 2.0%
Boliden AB	3,445	88,189
Instalco AB	1,724	4,816
Investor AB (B Shares)	1,544	28,273
Lagercrantz Group AB (B Shares)	1,680	15,306
TOTAL SWEDEN		136,584
Taiwan - 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,201	150,160
United Kingdom - 13.1%
3i Group PLC	1,847	43,548
AstraZeneca PLC (United Kingdom)	1,968	246,401
Barratt Developments PLC	5,622	28,283
Beazley PLC	3,146	19,673
Big Yellow Group PLC	1,008	11,700
Bunzl PLC	595	21,204
Compass Group PLC	4,481	112,972
Diageo PLC	2,977	112,578
Endava PLC ADR (a)	250	12,540
Grainger Trust PLC	10,931	30,213
Impax Asset Management Group PLC	849	3,973
London Stock Exchange Group PLC	347	35,011
National Grid PLC	4,350	51,865
Reckitt Benckiser Group PLC	856	57,272
Renewi PLC (a)	1,071	7,641
Sage Group PLC	4,461	52,627
Smart Metering Systems PLC	5,274	40,962
TOTAL UNITED KINGDOM		888,463
United States of America - 6.6%
CRH PLC	2,402	129,072
Ferguson PLC	243	36,417
Linde PLC	236	90,190
Nestle SA (Reg. S)	1,805	194,649
TOTAL UNITED STATES OF AMERICA		450,328
TOTAL COMMON STOCKS (Cost $6,677,172)		6,577,967

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c) (Cost $226,885)	226,840	226,885

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $6,904,057)	6,804,852
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(11,616)
NET ASSETS - 100.0%	6,793,236

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,314 or 0.1% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	225,629	2,952,294	2,951,038	11,275	-	-	226,885	0.0%
Total	225,629	2,952,294	2,951,038	11,275	-	-	226,885

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	152,308	6,574	145,734	-
Consumer Discretionary	699,040	93,956	605,084	-
Consumer Staples	645,730	116,441	529,289	-
Energy	73,446	73,446	-	-
Financials	1,461,304	450,914	1,010,390	-
Health Care	1,005,149	232,560	772,589	-
Industrials	899,467	332,745	566,722	-
Information Technology	888,186	113,212	774,974	-
Materials	444,457	356,725	87,732	-
Real Estate	41,913	41,913	-	-
Utilities	266,967	98,477	168,490	-

Money Market Funds	226,885	226,885	-	-
Total Investments in Securities:	6,804,852	2,143,848	4,661,004	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $6,677,172)	$6,577,967
Fidelity Central Funds (cost $226,885)	226,885

Total Investment in Securities (cost $6,904,057)		$6,804,852
Cash		15,972
Foreign currency held at value (cost $5)		5
Receivable for fund shares sold		91
Dividends receivable		13,971
Reclaims receivable		9,489
Distributions receivable from Fidelity Central Funds		1,110
Prepaid expenses		10
Receivable from investment adviser for expense reductions		4,965
Total assets		6,850,465
Liabilities
Payable for fund shares redeemed	$1,104
Accrued management fee	3,571
Distribution and service plan fees payable	321
Other affiliated payables	1,664
Audit fee payable	47,999
Other payables and accrued expenses	2,570
Total Liabilities		57,229
Net Assets		$6,793,236
Net Assets consist of:
Paid in capital		$7,361,715
Total accumulated earnings (loss)		(568,479)
Net Assets		$6,793,236

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($352,985 ÷ 44,967 shares)(a)		$7.85
Maximum offering price per share (100/94.25 of $7.85)		$8.33
Class M :
Net Asset Value and redemption price per share ($196,169 ÷ 25,049 shares)(a)		$7.83
Maximum offering price per share (100/96.50 of $7.83)		$8.11
Class C :
Net Asset Value and offering price per share ($194,412 ÷ 25,000 shares)(a)		$7.78
Fidelity Sustainable International Equity Fund :
Net Asset Value, offering price and redemption price per share ($5,562,733 ÷ 706,702 shares)		$7.87
Class I :
Net Asset Value, offering price and redemption price per share ($199,451 ÷ 25,340 shares)		$7.87
Class Z :
Net Asset Value, offering price and redemption price per share ($287,486 ÷ 36,435 shares)		$7.89
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$187,401
Income from Fidelity Central Funds		11,275
Income before foreign taxes withheld		$198,676
Less foreign taxes withheld		(24,250)
Total Income		174,426
Expenses
Management fee
Basic fee	$46,660
Performance adjustment	(2,969)
Transfer agent fees	15,043
Distribution and service plan fees	4,002
Accounting fees and expenses	3,444
Custodian fees and expenses	13,736
Independent trustees' fees and expenses	33
Registration fees	106,699
Audit	74,007
Legal	6
Miscellaneous	22
Total expenses before reductions	260,683
Expense reductions	(185,187)
Total expenses after reductions		75,496
Net Investment income (loss)		98,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(273,821)
Foreign currency transactions	634
Total net realized gain (loss)		(273,187)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	561,747
Assets and liabilities in foreign currencies	(218)
Total change in net unrealized appreciation (depreciation)		561,529
Net gain (loss)		288,342
Net increase (decrease) in net assets resulting from operations		$387,272
Statement of Changes in Net Assets

	Year ended October 31, 2023	For the period February 10, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,930	$29,662
Net realized gain (loss)	(273,187)	(295,162)
Change in net unrealized appreciation (depreciation)	561,529	(661,097)
Net increase (decrease) in net assets resulting from operations	387,272	(926,597)
Distributions to shareholders	(29,290)	-

Share transactions - net increase (decrease)	1,623,323	5,738,528
Total increase (decrease) in net assets	1,981,305	4,811,931

Net Assets
Beginning of period	4,811,931	-
End of period	$6,793,236	$4,811,931

Financial Highlights
Fidelity Advisor® Sustainable International Equity Fund Class A

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.20	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10	.07
Net realized and unrealized gain (loss)	.58	(2.87)
Total from investment operations	.68	(2.80)
Distributions from net investment income	(.03)	-
Total distributions	(.03)	-
Net asset value, end of period	$7.85	$7.20
Total Return D,E,F	9.43%	(28.00)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.91%	7.77% I,J
Expenses net of fee waivers, if any	1.29%	1.30% I
Expenses net of all reductions	1.29%	1.28% I
Net investment income (loss)	1.23%	1.18% I
Supplemental Data
Net assets, end of period (000 omitted)	$353	$185
Portfolio turnover rate K	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class M

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.19	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08	.05
Net realized and unrealized gain (loss)	.57	(2.86)
Total from investment operations	.65	(2.81)
Distributions from net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$7.83	$7.19
Total Return D,E,F	9.08%	(28.10)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	4.24%	8.02% I,J
Expenses net of fee waivers, if any	1.55%	1.55% I
Expenses net of all reductions	1.54%	1.55% I
Net investment income (loss)	.98%	.91% I
Supplemental Data
Net assets, end of period (000 omitted)	$196	$180
Portfolio turnover rate K	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class C

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04	.02
Net realized and unrealized gain (loss)	.58	(2.86)
Total from investment operations	.62	(2.84)
Net asset value, end of period	$7.78	$7.16
Total Return D,E,F	8.66%	(28.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	4.73%	8.51% I,J
Expenses net of fee waivers, if any	2.04%	2.05% J
Expenses net of all reductions	2.04%	2.05% J
Net investment income (loss)	.48%	.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$194	$179
Portfolio turnover rate K	36%	43% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Sustainable International Equity Fund

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.21	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12	.08
Net realized and unrealized gain (loss)	.58	(2.87)
Total from investment operations	.70	(2.79)
Distributions from net investment income	(.04)	-
Total distributions	(.04)	-
Net asset value, end of period	$7.87	$7.21
Total Return D,E	9.73%	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	3.72%	7.64% H,I
Expenses net of fee waivers, if any	1.04%	1.05% I
Expenses net of all reductions	1.04%	1.01% I
Net investment income (loss)	1.48%	1.45% I
Supplemental Data
Net assets, end of period (000 omitted)	$5,563	$3,908
Portfolio turnover rate J	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class I

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.21	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12	.08
Net realized and unrealized gain (loss)	.58	(2.87)
Total from investment operations	.70	(2.79)
Distributions from net investment income	(.04)	-
Total distributions	(.04)	-
Net asset value, end of period	$7.87	$7.21
Total Return D,E	9.73%	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	3.74%	7.52% H,I
Expenses net of fee waivers, if any	1.04%	1.05% H
Expenses net of all reductions	1.04%	1.03% H
Net investment income (loss)	1.48%	1.43% H
Supplemental Data
Net assets, end of period (000 omitted)	$199	$180
Portfolio turnover rate J	36%	43% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAudit fees are not annualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class Z

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.22	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.14	.09
Net realized and unrealized gain (loss)	.57	(2.87)
Total from investment operations	.71	(2.78)
Distributions from net investment income	(.04)	-
Total distributions	(.04)	-
Net asset value, end of period	$7.89	$7.22
Total Return D,E	9.86%	(27.80)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	3.56%	7.46% H,I
Expenses net of fee waivers, if any	.89%	.90% I
Expenses net of all reductions	.89%	.90% I
Net investment income (loss)	1.63%	1.56% I
Supplemental Data
Net assets, end of period (000 omitted)	$287	$181
Portfolio turnover rate J	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable International Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$442,343
Gross unrealized depreciation	(626,301)
Net unrealized appreciation (depreciation)	$(183,958)
Tax Cost	$6,988,810

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,892
Capital loss carryforward	$(500,051)
Net unrealized appreciation (depreciation) on securities and other investments	$(184,321)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(377,972)
Long-term	$(122,079)
Total capital loss carryforward	$(500,051)

Due to large subscriptions in a prior period, approximately $219,163 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $74,614 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022 A
Ordinary Income	$29,290	-

A For the period February 10,2022 (commencement of operations) through October 31,2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable International Equity Fund	4,043,966	2,394,095

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Sustainable International Equity Fund as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. The Fund's performance adjustment took effect in October,2022. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$881	$525
Class M	.25%	.25%	1,044	1,044
Class C	.75%	.25%	2,077	2,077
			$4,002	$3,646

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amount retained by FDC

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net AssetsA
Class A	$587.17
Class M	228.11
Class C	200.10
Fidelity Sustainable International Equity Fund	13,679.24
Class I	253.12
Class Z	96.04
	$15,043

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1367%
Class M	0.1048%
Class C	0.0960%
Fidelity Sustainable International Equity Fund	0.2000%
Class I	0.1047%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Sustainable International Equity Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Sustainable International Equity Fund	0.0498%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable International Equity Fund	143,021	162,571	(18,972)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable International Equity Fund	$12

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$9,194
Class M	1.55%	5,621
Class C	2.05%	5,567
Fidelity Sustainable International Equity Fund	1.05%	152,236
Class I	1.05%	5,682
Class Z	.90%	6,085
		$184,385

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $379.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $423.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022A
Fidelity Sustainable International Equity Fund
Distributions to shareholders
Class A	$863	$-
Class M	325	-
Fidelity Sustainable International Equity Fund	25,952	-
Class I	1,075	-
Class Z	1,075	-
Total	$29,290	$-

A For the period February 10,2022 (commencement of operations) through October 31,2022.

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022 A	Year ended October 31, 2023	Year ended October 31, 2022 A
Fidelity Sustainable International Equity Fund
Class A
Shares sold	19,860	25,690	$158,247	$255,541
Reinvestment of distributions	107	-	863	-
Shares redeemed	(633)	(57)	(5,146)	(435)
Net increase (decrease)	19,334	25,633	$153,964	$255,106
Class M
Shares sold	9	25,000	$77	$250,003
Reinvestment of distributions	40	-	325	-
Net increase (decrease)	49	25,000	$402	$250,003
Class C
Shares sold	-	25,000	$-	$250,000
Net increase (decrease)	-	25,000	$-	$250,000
Fidelity Sustainable International Equity Fund
Shares sold	397,160	564,957	$3,312,938	$4,670,389
Reinvestment of distributions	2,932	-	23,779	-
Shares redeemed	(235,082)	(23,265)	(1,968,118)	(187,070)
Net increase (decrease)	165,010	541,692	$1,368,599	$4,483,319
Class I
Shares sold	211	25,054	$1,800	$250,509
Reinvestment of distributions	133	-	1,075	-
Shares redeemed	(4)	(54)	(30)	(409)
Net increase (decrease)	340	25,000	$2,845	$250,100
Class Z
Shares sold	12,333	25,000	$104,463	$250,000
Reinvestment of distributions	132	-	1,075	-
Shares redeemed	(1,030)	-	(8,025)	-
Net increase (decrease)	11,435	25,000	$97,513	$250,000

A For the period February 10,2022 (commencement of operations) through October 31, 2022.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable International Equity Fund	21%

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable International Equity Fund	31%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from February 10, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 10, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Sustainable International Equity Fund
Class A	1.30%
Actual		$ 1,000	$ 901.30	$ 6.23
Hypothetical-B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.54%
Actual		$ 1,000	$ 900.00	$ 7.38
Hypothetical-B		$ 1,000	$ 1,017.44	$ 7.83
Class C	2.04%
Actual		$ 1,000	$ 898.40	$ 9.76
Hypothetical-B		$ 1,000	$ 1,014.92	$ 10.36
Fidelity® Sustainable International Equity Fund	1.05%
Actual		$ 1,000	$ 902.50	$ 5.04
Hypothetical-B		$ 1,000	$ 1,019.91	$ 5.35
Class I	1.04%
Actual		$ 1,000	$ 902.50	$ 4.99
Hypothetical-B		$ 1,000	$ 1,019.96	$ 5.30
Class Z	.89%
Actual		$ 1,000	$ 903.80	$ 4.27
Hypothetical-B		$ 1,000	$ 1,020.72	$ 4.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,279 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Fidelity Sustainable International Equity Fund, Class I and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Sustainable International Equity Fund
Class A	12/12/2022	$0.0416	$0.0116
Class M	12/12/2022	$0.0246	$0.0116
Class C	12/12/2022	$0.0000	$0.0000
Fidelity Sustainable International Equity Fund	12/12/2022	$0.0546	$0.0116
Class I	12/12/2022	$0.0546	$0.0116
Class Z	12/12/2022	$0.0546	$0.0116

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2022 and below the competitive median of the asset size peer group for the period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the period ended September 30, 2022.
The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9904429.101
SIC-ANN-1223
Fidelity® SAI Sustainable International Equity Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable International Equity Fund	10.12%	-7.42%

A   From April 14, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable International Equity Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Managers Niamh Brodie-Machura and William Kennedy:
For the fiscal year ending October 31, 2023, the fund gained 10.12%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex the U.K. and investment choices in the U.K. notably detracted from the fund's relative result. Stock picks in emerging markets and Canada also hindered performance versus the benchmark. By sector, security selection was the primary detractor, especially within financials, where our picks among banks hurt most. Investment choices in the consumer discretionary and utilities sectors and positioning in energy also hurt. The largest individual relative detractor was an overweight in Finland-based Neste (-21%), a position we increased this period. A non-benchmark stake in HDFC Bank (-9%), which is in India, and exposure to Orsted (-29%) in Denmark also hurt relative performance. Orsted was not held at period end. In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan helped the fund's performance versus the benchmark. By sector, the biggest contributor to the fund's relative performance was security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in information technology, primarily within the technology hardware & equipment segment, and an underweight in real estate also boosted relative performance. The top individual relative contributor was an overweight in Denmark-headquartered Novo-Nordisk (+44%), the fund's top holding as of period end. This was a stake we established this period. Other notable relative contributors included overweights in Itochu (+40%) and Hitachi (+39%), Japan-based companies that were among the fund's largest holdings. Notable changes in positioning include an increased cash position. By sector, meaningful changes include increased exposure to the information technology sector and a lower allocation to consumer discretionary.
Note to shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	5.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.6
Sony Group Corp. (Japan, Household Durables)	3.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.1
Nestle SA (Reg. S) (United States of America, Food Products)	2.9
Itochu Corp. (Japan, Trading Companies & Distributors)	2.8
ORIX Corp. (Japan, Financial Services)	2.7
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
Koninklijke KPN NV (Netherlands, Diversified Telecommunication Services)	2.1
31.0

Market Sectors (% of Fund's net assets)

Financials	21.0
Health Care	14.2
Industrials	12.8
Information Technology	12.6
Consumer Discretionary	9.9
Consumer Staples	9.3
Materials	6.5
Utilities	3.9
Communication Services	2.2
Energy	1.1
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.1%
	Shares	Value ($)
Australia - 1.7%
Bapcor Ltd.	18,927	64,425
Macquarie Group Ltd.	980	100,734
TOTAL AUSTRALIA		165,159
Austria - 2.0%
Verbund AG	1,436	124,593
Wienerberger AG	2,866	69,566
TOTAL AUSTRIA		194,159
Belgium - 1.4%
KBC Group NV	823	45,195
UCB SA	1,214	88,710
TOTAL BELGIUM		133,905
China - 0.4%
Chervon Holdings Ltd.	17,516	43,143
Denmark - 5.9%
Novo Nordisk A/S Series B	5,498	530,424
Vestas Wind Systems A/S (a)	1,863	40,380
TOTAL DENMARK		570,804
Finland - 1.1%
Neste OYJ	3,090	103,677
France - 11.7%
Air Liquide SA	723	123,888
AXA SA	5,681	168,330
BNP Paribas SA	2,965	170,499
Capgemini SA	371	65,566
Edenred SA	922	49,013
L'Oreal SA	381	160,146
LVMH Moet Hennessy Louis Vuitton SE	310	221,938
Pernod Ricard SA	927	164,294
Worldline SA (a)(b)	840	10,648
TOTAL FRANCE		1,134,322
Germany - 7.9%
Deutsche Borse AG	526	86,578
DHL Group	1,756	68,301
Gerresheimer AG	399	37,110
Merck KGaA	1,073	161,616
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	415	166,204
SAP SE	569	76,321
Siemens AG	1,285	170,518
TOTAL GERMANY		766,648
Hong Kong - 3.5%
AIA Group Ltd.	23,155	201,074
Hang Seng Bank Ltd.	7,326	83,759
Prudential PLC	5,603	58,587
TOTAL HONG KONG		343,420
India - 1.2%
HDFC Bank Ltd. sponsored ADR	2,041	115,419
Ireland - 1.3%
Dalata Hotel Group PLC	21,850	92,709
Kingspan Group PLC (Ireland)	445	29,890
TOTAL IRELAND		122,599
Italy - 0.9%
Prysmian SpA	2,446	91,334
Japan - 17.8%
Eisai Co. Ltd.	779	41,270
FUJIFILM Holdings Corp.	2,493	136,362
Fujitsu Ltd.	782	101,306
Hitachi Ltd.	3,865	244,989
Hoya Corp.	1,697	163,368
Itochu Corp.	7,440	267,996
ORIX Corp.	14,237	258,919
Persol Holdings Co. Ltd.	36,646	54,948
Sony Group Corp.	4,110	341,701
TIS, Inc.	1,511	32,358
Tokyo Electron Ltd.	659	87,079
TOTAL JAPAN		1,730,296
Korea (South) - 0.7%
SK Hynix, Inc.	725	62,867
Netherlands - 9.1%
ASML Holding NV (Netherlands)	507	304,768
BE Semiconductor Industries NV	431	44,373
Heineken NV (Bearer)	806	72,414
ING Groep NV (Certificaten Van Aandelen)	10,219	131,013
Koninklijke KPN NV	61,207	205,728
Wolters Kluwer NV	964	123,523
TOTAL NETHERLANDS		881,819
New Zealand - 0.8%
Contact Energy Ltd.	17,334	78,739
Norway - 1.9%
DNB Bank ASA	9,827	177,082
Schibsted ASA (A Shares)	436	8,711
TOTAL NORWAY		185,793
Spain - 1.3%
CaixaBank SA	8,028	32,638
EDP Renovaveis SA	916	14,722
Iberdrola SA	7,490	83,304
TOTAL SPAIN		130,664
Sweden - 1.9%
Boliden AB	4,863	124,489
Instalco AB	2,493	6,964
Investor AB (B Shares)	2,180	39,919
Lagercrantz Group AB (B Shares)	1,022	9,311
TOTAL SWEDEN		180,683
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	12,530	204,489
United Kingdom - 12.9%
3i Group PLC	2,607	61,467
AstraZeneca PLC (United Kingdom)	2,778	347,816
Barratt Developments PLC	7,936	39,924
Beazley PLC	4,465	27,922
Big Yellow Group PLC	1,453	16,866
Bunzl PLC	842	30,006
Compass Group PLC	6,326	159,487
Diageo PLC	4,203	158,941
Endava PLC ADR (a)	357	17,907
Grainger Trust PLC	15,431	42,650
Impax Asset Management Group PLC	1,162	5,438
London Stock Exchange Group PLC	490	49,439
National Grid PLC	6,141	73,219
Reckitt Benckiser Group PLC	1,208	80,824
Renewi PLC (a)	1,489	10,624
Sage Group PLC	6,297	74,287
Smart Metering Systems PLC	7,445	57,823
TOTAL UNITED KINGDOM		1,254,640
United States of America - 6.6%
CRH PLC	3,391	182,216
Ferguson PLC	343	51,404
Linde PLC	333	127,259
Nestle SA (Reg. S)	2,548	274,773
TOTAL UNITED STATES OF AMERICA		635,652
TOTAL COMMON STOCKS (Cost $9,466,195)		9,130,231

Money Market Funds - 7.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c) (Cost $712,258)	712,116	712,258

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $10,178,453)	9,842,489
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(137,532)
NET ASSETS - 100.0%	9,704,957

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,648 or 0.1% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	102,083	4,154,689	3,544,514	10,846	-	-	712,258	0.0%
Total	102,083	4,154,689	3,544,514	10,846	-	-	712,258

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	214,439	8,711	205,728	-
Consumer Discretionary	963,327	132,633	830,694	-
Consumer Staples	911,392	164,294	747,098	-
Energy	103,677	103,677	-	-
Financials	2,039,877	636,840	1,403,037	-
Health Care	1,370,314	287,436	1,082,878	-
Industrials	1,248,700	469,869	778,831	-
Information Technology	1,216,994	145,878	1,071,116	-
Materials	627,418	503,530	123,888	-
Real Estate	59,516	59,516	-	-
Utilities	374,577	139,315	235,262	-

Money Market Funds	712,258	712,258	-	-
Total Investments in Securities:	9,842,489	3,363,957	6,478,532	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $9,466,195)	$9,130,231
Fidelity Central Funds (cost $712,258)	712,258

Total Investment in Securities (cost $10,178,453)		$9,842,489
Foreign currency held at value (cost $5,315)		5,315
Receivable for fund shares sold		149,371
Dividends receivable		13,020
Reclaims receivable		9,333
Distributions receivable from Fidelity Central Funds		2,693
Prepaid expenses		7
Receivable from investment adviser for expense reductions		8,884
Other receivables		73
Total assets		10,031,185
Liabilities
Payable for investments purchased	$268,591
Payable for fund shares redeemed	1,403
Accrued management fee	4,512
Audit fee payable	36,050
Other payables and accrued expenses	15,672
Total Liabilities		326,228
Net Assets		$9,704,957
Net Assets consist of:
Paid in capital		$10,195,248
Total accumulated earnings (loss)		(490,291)
Net Assets		$9,704,957
Net Asset Value, offering price and redemption price per share ($9,704,957 ÷ 1,100,829 shares)		$8.82

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$119,909
Foreign Tax Reclaims		8,747
Income from Fidelity Central Funds		10,846
Income before foreign taxes withheld		$139,502
Less foreign taxes withheld		(20,139)
Total Income		119,363
Expenses
Management fee	$31,130
Transfer agent fees	478
Custodian fees and expenses	31,149
Independent trustees' fees and expenses	20
Registration fees	29,780
Audit	52,671
Legal	3
Miscellaneous	11
Total expenses before reductions	145,242
Expense reductions	(111,125)
Total expenses after reductions		34,117
Net Investment income (loss)		85,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(149,284)
Foreign currency transactions	749
Total net realized gain (loss)		(148,535)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(15,214)
Assets and liabilities in foreign currencies	(662)
Total change in net unrealized appreciation (depreciation)		(15,876)
Net gain (loss)		(164,411)
Net increase (decrease) in net assets resulting from operations		$(79,165)
Statement of Changes in Net Assets

	Year ended October 31, 2023	For the period April 14, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,246	$18,247
Net realized gain (loss)	(148,535)	(91,225)
Change in net unrealized appreciation (depreciation)	(15,876)	(320,866)
Net increase (decrease) in net assets resulting from operations	(79,165)	(393,844)
Distributions to shareholders	(17,379)	-

Share transactions
Proceeds from sales of shares	8,192,591	2,599,216
Reinvestment of distributions	16,766	-
Cost of shares redeemed	(593,538)	(19,690)

Net increase (decrease) in net assets resulting from share transactions	7,615,819	2,579,526
Total increase (decrease) in net assets	7,519,275	2,185,682

Net Assets
Beginning of period	2,185,682	-
End of period	$9,704,957	$2,185,682

Other Information
Shares
Sold	892,144	273,624
Issued in reinvestment of distributions	1,851	-
Redeemed	(64,420)	(2,370)
Net increase (decrease)	829,575	271,254

Financial Highlights
Fidelity SAI Sustainable International Equity Fund

Years ended October 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.08
Net realized and unrealized gain (loss)	.65 D	(2.02)
Total from investment operations	.82	(1.94)
Distributions from net investment income	(.06)	-
Total distributions	(.06)	-
Net asset value, end of period	$8.82	$8.06
Total Return E,F	10.12%	(19.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.13%	5.78% I,J
Expenses net of fee waivers, if any	.75%	.75% J
Expenses net of all reductions	.73%	.68% J
Net investment income (loss)	1.84%	1.79% J
Supplemental Data
Net assets, end of period (000 omitted)	$9,705	$2,186
Portfolio turnover rate K	27%	51% J

AFor the period April 14, 2022 (commencement of operations) through October 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$292,572
Gross unrealized depreciation	(676,241)
Net unrealized appreciation (depreciation)	$(383,669)
Tax Cost	$10,226,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$94,201
Capital loss carryforward	$(200,044)
Net unrealized appreciation (depreciation) on securities and other investments	$(384,447)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(157,729)
Long-term	(42,315)
Total capital loss carryforward	$(200,044)

The tax character of distributions paid was as follows:

October 31, 2023
Ordinary Income	$17,379

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable International Equity Fund	8,397,335	1,227,922

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable International Equity Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable International Equity Fund	540,426	41,225	(2,904)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Sustainable International Equity Fund	$5

7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $110,531.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $406.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $188.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable International Equity Fund	19%

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI Sustainable International Equity Fund	.75%
Actual		$ 1,000	$ 904.60	$ 3.60
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0688 and $0.0118 for the dividend paid December 12,2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2022 and below the competitive median of the asset size peer group for the period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9904871.101
IEE-ANN-1223
Fidelity® Series Overseas Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® Series Overseas Fund	14.05%	4.36%

A   From June 21, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Overseas Fund, on June 21, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Vincent Montemaggiore:
For the fiscal year ending October 31, 2023, the fund gained 14.05%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K., primarily in France, and positioning in Japan detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within industrials and financials. The largest individual relative detractor was our stake in Teleperformance (-34%), which was not held at period end. A stake in Olympus returned approximately -24% and was a second notable relative detractor. Olympus was not held at period end. An overweight in Rentokil Initial (-17%) also hurt. In contrast, from a regional standpoint, an overweight in Europe ex U.K. and a non-benchmark allocation to Canada contributed to the fund's performance versus the benchmark. By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection and an underweight in communication services also boosted relative performance. The top individual relative contributor was an overweight in ASM International (+88%), and we reduced our stake. The second-largest relative contributor was our non-benchmark stake in Constellation Software (+41%), and we reduced the position. An overweight in Safran (+41%) also contributed. Although we trimmed our holdings, Safran was among the biggest holdings at period end. Notable changes in positioning include increased exposure to the materials and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.2
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.9
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.5
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.2
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	2.1
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	2.0
Diageo PLC (United Kingdom, Beverages)	2.0
Wolters Kluwer NV (Netherlands, Professional Services)	2.0
Safran SA (France, Aerospace & Defense)	1.8
24.1

Market Sectors (% of Fund's net assets)

Financials	22.7
Industrials	18.8
Information Technology	15.7
Health Care	14.2
Consumer Discretionary	9.3
Consumer Staples	6.8
Materials	6.0
Energy	2.2
Real Estate	1.0
Communication Services	0.5

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 0.2%
Flutter Entertainment PLC (a)	193,102	30,288,787
Belgium - 0.6%
Azelis Group NV	1,864,843	31,768,365
KBC Group NV	945,965	51,948,037
TOTAL BELGIUM		83,716,402
Canada - 2.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	2,382,100	129,673,502
Constellation Software, Inc.	104,770	210,031,835
Constellation Software, Inc. warrants 8/22/28 (a)(b)	106,270	8
Lumine Group, Inc.	316,650	3,982,243
TOTAL CANADA		343,687,588
China - 0.0%
Chervon Holdings Ltd.	1,000,400	2,464,035
Denmark - 5.4%
Carlsberg A/S Series B	574,100	68,417,343
DSV A/S	1,292,231	192,724,014
Novo Nordisk A/S Series B	4,463,600	430,631,325
TOTAL DENMARK		691,772,682
Finland - 1.1%
Nordea Bank Abp	13,057,800	137,217,183
France - 15.6%
Air Liquide SA	1,220,860	209,197,110
ALTEN	918,751	108,198,117
Antin Infrastructure Partners SA	344,400	4,095,964
Capgemini SA	1,134,062	200,421,405
Edenred SA	3,190,924	169,626,150
EssilorLuxottica SA	1,129,616	203,956,894
L'Oreal SA	463,900	194,991,419
LVMH Moet Hennessy Louis Vuitton SE	452,483	323,946,412
Pernod Ricard SA	465,300	82,465,933
Safran SA	1,477,000	230,736,269
TotalEnergies SE	4,209,179	281,415,110
TOTAL FRANCE		2,009,050,783
Germany - 8.2%
Allianz SE	809,233	189,556,797
Deutsche Borse AG	1,014,860	167,042,364
Hannover Reuck SE	867,869	191,280,262
Infineon Technologies AG	4,312,400	125,966,154
Merck KGaA	1,044,420	157,311,099
SAP SE	642,316	86,155,343
Siemens Healthineers AG (c)	2,765,800	135,555,154
TOTAL GERMANY		1,052,867,173
India - 1.8%
HCL Technologies Ltd.	3,847,400	58,995,535
HDFC Bank Ltd.	9,393,000	166,624,920
TOTAL INDIA		225,620,455
Indonesia - 0.6%
PT Bank Central Asia Tbk	145,241,700	80,016,653
Ireland - 0.9%
Kingspan Group PLC (Ireland)	1,726,100	115,939,009
Italy - 3.3%
FinecoBank SpA	8,554,485	100,607,429
GVS SpA (a)(c)	858,638	3,833,975
Industrie de Nora SpA	615,200	8,677,072
Recordati SpA	2,982,439	137,589,335
UniCredit SpA	6,736,600	168,883,972
TOTAL ITALY		419,591,783
Japan - 12.4%
Bandai Namco Holdings, Inc.	2,146,200	44,466,080
BayCurrent Consulting, Inc.	1,202,600	30,193,383
Capcom Co. Ltd.	2,060,300	66,319,673
FUJIFILM Holdings Corp.	1,852,600	101,333,152
Hoya Corp.	1,599,407	153,972,706
Misumi Group, Inc.	2,990,561	45,273,096
Persol Holdings Co. Ltd.	41,957,230	62,911,340
Relo Group, Inc.	3,031,628	30,055,811
Shin-Etsu Chemical Co. Ltd.	5,034,400	150,545,569
Sony Group Corp.	2,676,800	222,546,171
Sumitomo Mitsui Financial Group, Inc.	3,953,500	190,590,246
Suzuki Motor Corp.	2,652,745	102,958,370
TIS, Inc.	2,262,276	48,446,308
Tokio Marine Holdings, Inc.	9,801,300	219,276,997
Tokyo Electron Ltd.	920,100	121,579,891
TOTAL JAPAN		1,590,468,793
Netherlands - 7.2%
ASM International NV (Netherlands)	282,600	116,168,904
ASML Holding NV (Netherlands)	681,428	409,620,280
IMCD NV	1,086,651	130,500,645
Topicus.Com, Inc. (a)	188,377	12,403,608
Wolters Kluwer NV	1,955,808	250,609,237
TOTAL NETHERLANDS		919,302,674
Spain - 0.5%
Amadeus IT Holding SA Class A	1,242,970	70,783,340
Sweden - 2.8%
AddTech AB (B Shares)	4,628,219	67,749,552
Atlas Copco AB (A Shares)	13,263,200	171,745,464
Indutrade AB	7,013,875	123,878,311
Kry International AB (a)(b)(d)	4,451	163,376
TOTAL SWEDEN		363,536,703
Switzerland - 5.0%
Compagnie Financiere Richemont SA Series A	1,436,590	169,482,448
Julius Baer Group Ltd.	2,411,568	142,913,623
Partners Group Holding AG	125,110	131,594,842
Sika AG	819,911	195,502,332
TOTAL SWITZERLAND		639,493,245
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,865,684	79,407,671
United Kingdom - 15.9%
3i Group PLC	5,638,091	132,932,598
AstraZeneca PLC (United Kingdom)	2,986,900	373,971,088
BAE Systems PLC	12,411,500	166,889,770
Beazley PLC	4,441,051	27,772,069
Compass Group PLC	10,063,487	253,714,457
Diageo PLC	6,694,747	253,168,720
Diploma PLC	1,489,331	51,446,093
Halma PLC	3,082,700	69,129,709
Hiscox Ltd.	3,592,872	40,962,050
London Stock Exchange Group PLC	1,807,900	182,408,242
RELX PLC (London Stock Exchange)	7,672,855	267,995,298
Rentokil Initial PLC	18,455,022	93,982,029
Sage Group PLC	10,511,200	124,002,284
TOTAL UNITED KINGDOM		2,038,374,407
United States of America - 12.4%
CBRE Group, Inc. (a)	1,533,400	106,325,956
CDW Corp.	458,700	91,923,480
Experian PLC	3,954,500	119,729,841
Ferguson PLC	957,700	143,525,696
Fiserv, Inc. (a)	278,700	31,702,125
ICON PLC (a)	576,900	140,740,524
Linde PLC	560,100	214,047,816
Marsh & McLennan Companies, Inc.	1,147,128	217,552,825
Nestle SA (Reg. S)	1,438,411	155,116,488
S&P Global, Inc.	483,451	168,874,269
Schneider Electric SA	704,231	108,351,061
Thermo Fisher Scientific, Inc.	199,800	88,865,046
TOTAL UNITED STATES OF AMERICA		1,586,755,127
TOTAL COMMON STOCKS (Cost $10,894,853,379)		12,480,354,493

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
Sweden - 0.0%
Kry International AB Series E (a)(b)(d) (Cost $11,754,376)	25,711	943,735

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $329,038,521)	328,972,727	329,038,521

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $11,235,646,276)	12,810,336,749
NET OTHER ASSETS (LIABILITIES) - 0.3%	34,562,879
NET ASSETS - 100.0%	12,844,899,628

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $139,389,129 or 1.1% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,107,111 or 0.0% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	1,933,095

Kry International AB Series E	5/14/21	11,754,376

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	433,222,869	3,046,041,398	3,150,225,746	8,575,473	-	-	329,038,521	0.7%
Fidelity Securities Lending Cash Central Fund 5.40%	246,472,375	1,474,269,746	1,720,742,121	1,148,624	-	-	-	0.0%
Total	679,695,244	4,520,311,144	4,870,967,867	9,724,097	-	-	329,038,521

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	66,319,673	-	66,319,673	-
Consumer Discretionary	1,220,650,100	101,072,127	1,119,577,973	-
Consumer Staples	883,833,405	212,139,435	671,693,970	-
Energy	281,415,110	-	281,415,110	-
Financials	2,913,479,617	1,273,233,205	1,640,246,412	-
Health Care	1,822,593,171	864,018,052	958,575,119	-
Industrials	2,418,459,520	1,240,381,810	1,178,077,710	-
Information Technology	1,968,873,038	735,840,180	1,231,925,739	1,107,119
Materials	769,292,827	409,550,148	359,742,679	-
Real Estate	136,381,767	106,325,956	30,055,811	-

Money Market Funds	329,038,521	329,038,521	-	-
Total Investments in Securities:	12,810,336,749	5,271,599,434	7,537,630,196	1,107,119
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,906,607,755)	$12,481,298,228
Fidelity Central Funds (cost $329,038,521)	329,038,521

Total Investment in Securities (cost $11,235,646,276)		$12,810,336,749
Foreign currency held at value (cost $535,787)		535,665
Receivable for investments sold		55,433,184
Receivable for fund shares sold		141,311,338
Dividends receivable		16,594,392
Reclaims receivable		44,796,223
Distributions receivable from Fidelity Central Funds		1,361,107
Total assets		13,070,368,658
Liabilities
Payable for investments purchased	$176,800,002
Payable for fund shares redeemed	44,561,596
Other payables and accrued expenses	4,107,432
Total Liabilities		225,469,030
Net Assets		$12,844,899,628
Net Assets consist of:
Paid in capital		$11,685,210,642
Total accumulated earnings (loss)		1,159,688,986
Net Assets		$12,844,899,628
Net Asset Value, offering price and redemption price per share ($12,844,899,628 ÷ 1,134,493,972 shares)		$11.32

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$274,487,922
Foreign Tax Reclaims		15,691,286
Income from Fidelity Central Funds (including $1,148,624 from security lending)		9,724,097
Income before foreign taxes withheld		$299,903,305
Less foreign taxes withheld		(44,647,677)
Total Income		255,255,628
Expenses
Custodian fees and expenses	$933,347
Independent trustees' fees and expenses	75,727
Interest	34,750
Total Expenses		1,043,824
Net Investment income (loss)		254,211,804
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $623,921)	(29,662,288)
Redemptions in-kind	121,959,420
Foreign currency transactions	(1,831,522)
Total net realized gain (loss)		90,465,610
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $303,992)	1,366,930,365
Assets and liabilities in foreign currencies	3,116,587
Total change in net unrealized appreciation (depreciation)		1,370,046,952
Net gain (loss)		1,460,512,562
Net increase (decrease) in net assets resulting from operations		$1,714,724,366
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$254,211,804	$248,884,392
Net realized gain (loss)	90,465,610	(580,283,592)
Change in net unrealized appreciation (depreciation)	1,370,046,952	(4,371,425,395)
Net increase (decrease) in net assets resulting from operations	1,714,724,366	(4,702,824,595)
Distributions to shareholders	(228,975,390)	(454,822,647)

Share transactions
Proceeds from sales of shares	1,971,571,393	3,241,589,484
Reinvestment of distributions	228,975,390	454,822,647
Cost of shares redeemed	(3,158,640,518)	(1,640,720,377)

Net increase (decrease) in net assets resulting from share transactions	(958,093,735)	2,055,691,754
Total increase (decrease) in net assets	527,655,241	(3,101,955,488)

Net Assets
Beginning of period	12,317,244,387	15,419,199,875
End of period	$12,844,899,628	$12,317,244,387

Other Information
Shares
Sold	166,640,804	267,011,806
Issued in reinvestment of distributions	20,554,344	32,302,745
Redeemed	(271,702,575)	(137,519,813)
Net increase (decrease)	(84,507,427)	161,794,738

Financial Highlights
Fidelity® Series Overseas Fund

Years ended October 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.10	$14.58	$10.62	$10.20	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.22	.21	.17	.14	.06 D
Net realized and unrealized gain (loss)	1.20	(4.27)	3.93	.32	.14
Total from investment operations	1.42	(4.06)	4.10	.46	.20
Distributions from net investment income	(.20)	(.17)	(.14)	(.04)	-
Distributions from net realized gain	-	(.25)	-	-	-
Total distributions	(.20)	(.42)	(.14)	(.04)	-
Net asset value, end of period	$11.32	$10.10	$14.58	$10.62	$10.20
Total Return E	14.05%	(28.66)%	38.89%	4.51%	2.00%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01% H
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01% H
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01% H
Net investment income (loss)	1.90%	1.79%	1.29%	1.35%	1.69% D,H
Supplemental Data
Net assets, end of period (000 omitted)	$12,844,900	$12,317,244	$15,419,200	$11,508,376	$6,226,806
Portfolio turnover rate I	38% J	28% J	33%	50%	12% J,K

AFor the period June 21, 2019 (commencement of operations) through October 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .98%.

ETotal returns for periods of less than one year are not annualized.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount not annualized.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,111,567,944
Gross unrealized depreciation	(551,526,583)
Net unrealized appreciation (depreciation)	$1,560,041,361
Tax Cost	$11,250,295,388

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$216,052,626
Capital loss carryforward	$(611,597,364)
Net unrealized appreciation (depreciation) on securities and other investments	$1,559,032,941

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(514,624,302)
Long-term	(96,973,062)
Total capital loss carryforward	$(611,597,364)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$228,975,390	$186,260,703
Long-term Capital Gains	-	268,561,944
Total	$228,975,390	$454,822,647

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	4,976,805,546	5,495,440,806

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	32,698,280	121,959,420	380,570,728

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Overseas Fund	$ 2,047

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Overseas Fund	Borrower	$ 33,953,375	4.61%	$ 34,750

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Overseas Fund	246,129,847	94,964,927	(4,564,405)

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	4,714,174	10,846,765	47,182,852

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Overseas Fund	3,323
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Overseas Fund	$121,513	$ -	$-

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Overseas Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Series Overseas Fund	.01%
Actual		$ 1,000	$ 915.90	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $5,021,730 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 78.33% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2226 and $.0266 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Overseas Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9894003.104
SOV-ANN-1223
Fidelity® International Discovery Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.52%	2.31%	2.17%
Class M (incl. 3.50% sales charge)	2.68%	2.54%	2.17%
Class C (incl. contingent deferred sales charge)	4.84%	2.71%	2.15%
Fidelity® International Discovery Fund	7.04%	3.88%	3.13%
Class K	7.15%	3.98%	3.25%
Class I	7.01%	3.85%	3.11%
Class Z	7.14%	3.98%	3.25%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager William Kennedy:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 6% to 7%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, security selection in Europe, emerging markets and the U.K. detracted most from the fund's relative result. By sector, investment choices among consumer discretionary companies, along with stock picks and an underweight in energy, also hurt. Security selection in health care and financials proved detrimental as well the past 12 months. The biggest individual relative detractor was an outsized stake in Norway-based Equinor (-23%), a position that was no longer held at period end. The portfolio's non-benchmark exposure to HDFC Bank in India returned roughly -3% and notably detracted from relative performance. The stock was among the fund's largest holdings on October 31. An overweight stake in Japan-based Olympus, which was not held at period end, returned -22% and further weighed on relative performance. In contrast, on a regional basis, an underweight in Asia Pacific ex Japan, primarily Australia, and a non-benchmark allocation to and stock picks in the U.S. helped versus the benchmark. By sector, the biggest contributors to relative performance were underweights in communication services, consumer staples and real estate. The fund's non-benchmark stake in U.S.-based Nvidia gained approximately 91% and was the top individual relative contributor. Outsized exposure to BE Semiconductor Industries (+70%) in the Netherlands was another plus. An overweight in Italy-based UniCredit (+33%), a top-10 holding at the end of October, also helped. Nvidia, BE Semiconductor and UniCredit were new additions to the portfolio during the reporting period. Notable changes in positioning include higher allocations to Italy, the U.S. and the U.K., and reductions in Switzerland and India. By sector, meaningful shifts include decreased exposure to the energy and health care sectors and higher allocations to information technology and consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.7
Nestle SA (Reg. S) (United States of America, Food Products)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
HDFC Bank Ltd. (India, Bank)	2.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.1
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.0
Air Liquide SA (France, Chemicals)	1.9
UniCredit SpA (Italy, Banks)	1.8
23.4

Market Sectors (% of Fund's net assets)

Financials	19.1
Information Technology	16.4
Industrials	15.4
Consumer Discretionary	13.4
Health Care	12.2
Consumer Staples	6.2
Materials	6.2
Energy	3.1
Communication Services	2.8
Real Estate	1.1

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.0%
	Shares	Value ($) (000s)
Australia - 2.5%
Bapcor Ltd.	5,572,948	18,969
Flight Centre Travel Group Ltd. (a)	3,499,107	41,595
Flutter Entertainment PLC (b)	304,826	47,813
IperionX Ltd. (b)(c)(d)	16,527,456	13,105
National Storage REIT unit	42,709,609	54,454
TOTAL AUSTRALIA		175,936
Bailiwick of Jersey - 0.4%
JTC PLC (e)	3,616,073	28,063
Belgium - 1.2%
KBC Group NV	444,579	24,414
UCB SA	823,012	60,139
TOTAL BELGIUM		84,553
Brazil - 0.7%
MercadoLibre, Inc. (b)	39,936	49,550
Canada - 3.8%
Canadian Natural Resources Ltd.	1,711,559	108,686
Constellation Software, Inc.	59,911	120,103
Constellation Software, Inc. warrants 8/22/28 (b)(d)	51,211	0
Definity Financial Corp.	506,686	14,009
Franco-Nevada Corp.	205,729	25,027
Lumine Group, Inc.	158,876	1,998
TOTAL CANADA		269,823
China - 1.5%
Alibaba Group Holding Ltd. (b)	1,764,328	18,164
Chervon Holdings Ltd.	7,803,207	19,220
JOYY, Inc. ADR	1,289,500	50,187
Tencent Holdings Ltd.	551,494	20,410
TOTAL CHINA		107,981
Denmark - 3.8%
DSV A/S	216,872	32,344
Novo Nordisk A/S Series B	2,474,606	238,740
TOTAL DENMARK		271,084
France - 11.2%
Air Liquide SA	774,350	132,687
Airbus Group NV	489,145	65,583
AXA SA	3,101,358	91,895
BNP Paribas SA	1,381,796	79,459
Edenred SA	969,780	51,552
EssilorLuxottica SA	314,416	56,769
Exclusive Networks SA (b)	1,616,563	25,691
L'Oreal SA	195,645	82,236
LVMH Moet Hennessy Louis Vuitton SE	225,550	161,478
Pernod Ricard SA	276,393	48,986
TOTAL FRANCE		796,336
Germany - 4.4%
Fresenius SE & Co. KGaA	918,300	23,553
Merck KGaA	359,030	54,077
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	174,315	69,812
Nexus AG	562,762	27,421
Rheinmetall AG	187,945	53,773
Siemens AG	461,612	61,255
Siemens Healthineers AG (e)	475,045	23,283
TOTAL GERMANY		313,174
Hong Kong - 1.2%
AIA Group Ltd.	9,534,937	82,800
Hungary - 0.3%
Richter Gedeon PLC	850,465	19,941
India - 4.1%
Avenue Supermarts Ltd. (b)(e)	505,358	22,058
HDFC Bank Ltd.	6,770,919	120,111
HDFC Bank Ltd. sponsored ADR	524,765	29,675
ITC Ltd.	4,656,000	23,960
Larsen & Toubro Ltd.	523,073	18,402
One97 Communications Ltd. (b)	4,023,500	44,515
Pine Labs Private Ltd. (b)(d)(f)	8,672	2,720
PVR INOX Ltd. (b)	449,200	8,622
Sona Blw Precision Forgings Ltd. (e)	2,874,000	18,698
Star Health & Allied Insurance Co. Ltd. (b)	992,200	6,910
TOTAL INDIA		295,671
Ireland - 1.4%
Cairn Homes PLC	27,436,266	32,180
Dalata Hotel Group PLC	11,172,339	47,404
Kingspan Group PLC (Ireland)	348,509	23,409
TOTAL IRELAND		102,993
Italy - 4.1%
BFF Bank SpA (e)	3,154,969	30,295
Davide Campari Milano NV	2,893,514	31,933
Ferrari NV	163,803	49,410
FinecoBank SpA	1,625,451	19,117
Prysmian SpA	800,300	29,883
Recordati SpA	160,944	7,425
UniCredit SpA	4,998,771	125,317
TOTAL ITALY		293,380
Japan - 18.9%
Advantest Corp.	1,046,428	26,955
BayCurrent Consulting, Inc.	577,000	14,487
Capcom Co. Ltd.	1,225,625	39,452
Daiichi Sankyo Kabushiki Kaisha	1,712,619	44,159
Eisai Co. Ltd.	299,900	15,888
Fast Retailing Co. Ltd.	280,173	62,029
FUJIFILM Holdings Corp.	692,538	37,880
Hitachi Ltd.	2,274,914	144,199
Hoya Corp.	1,020,783	98,269
Itochu Corp.	2,615,509	94,213
JTOWER, Inc. (a)(b)	880,212	32,032
Keyence Corp.	125,031	48,402
Misumi Group, Inc.	937,676	14,195
Mitsubishi UFJ Financial Group, Inc.	9,101,298	76,352
NOF Corp.	447,204	17,643
ORIX Corp.	4,171,266	75,860
Outsourcing, Inc.	2,520,506	18,730
Pan Pacific International Holdings Ltd.	1,971,400	38,178
Persol Holdings Co. Ltd.	22,870,620	34,293
Renesas Electronics Corp. (b)	5,996,514	78,768
Shin-Etsu Chemical Co. Ltd.	3,250,901	97,213
Sony Group Corp.	1,195,018	99,352
Sumitomo Mitsui Financial Group, Inc.	1,229,174	59,256
TechnoPro Holdings, Inc.	803,637	15,921
TIS, Inc.	1,356,750	29,055
Tokio Marine Holdings, Inc.	1,758,860	39,350
TOTAL JAPAN		1,352,131
Kazakhstan - 0.0%
Kaspi.KZ JSC GDR (Reg. S)	40,900	3,697
Korea (South) - 1.3%
Samsung Electronics Co. Ltd.	1,931,510	95,998
Netherlands - 8.0%
ASML Holding NV (Netherlands)	315,174	189,458
BE Semiconductor Industries NV	721,740	74,305
IMCD NV	225,189	27,044
ING Groep NV (Certificaten Van Aandelen)	3,889,474	49,865
Shell PLC (London)	3,654,000	117,757
Topicus.Com, Inc. (b)	101,548	6,686
Universal Music Group NV	970,544	23,767
Wolters Kluwer NV	653,600	83,750
TOTAL NETHERLANDS		572,632
Russia - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (b)(d)	619,390	229
Spain - 1.4%
CaixaBank SA	17,998,287	73,173
Cie Automotive SA	1,050,928	26,754
TOTAL SPAIN		99,927
Sweden - 1.4%
ASSA ABLOY AB (B Shares)	1,380,789	29,432
Indutrade AB	2,394,149	42,285
Kry International AB (b)(d)(f)	4,183	154
Lagercrantz Group AB (B Shares)	2,939,024	26,777
TOTAL SWEDEN		98,648
Switzerland - 0.4%
Partners Group Holding AG	30,988	32,594
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,144,000	149,230
United Kingdom - 13.1%
3i Group PLC	2,902,400	68,432
AstraZeneca PLC (United Kingdom)	1,546,581	193,638
BAE Systems PLC	7,885,321	106,029
Big Yellow Group PLC	2,163,353	25,111
Bunzl PLC	2,238,046	79,757
Cab Payments Holdings Ltd.	3,856,300	2,869
Compass Group PLC	4,817,210	121,449
Diageo PLC	1,519,133	57,448
Games Workshop Group PLC	220,822	26,504
JD Sports Fashion PLC	15,236,172	23,611
London Stock Exchange Group PLC	522,513	52,719
RELX PLC (London Stock Exchange)	2,138,000	74,675
Sage Group PLC	4,764,000	56,202
Smart Metering Systems PLC	2,852,560	22,155
Starling Bank Ltd. Series D (b)(d)(f)	6,223,100	22,238
Zegona Communications PLC (b)(c)(d)	322,474	122
TOTAL UNITED KINGDOM		932,959
United States of America - 7.7%
CRH PLC	1,123,211	60,356
Energy Recovery, Inc. (b)	319,500	4,856
Globant SA (b)	100,728	17,153
Lattice Semiconductor Corp. (b)	259,585	14,436
Linde PLC	236,383	90,336
Microsoft Corp.	198,900	67,250
Nestle SA (Reg. S)	1,652,478	178,201
NVIDIA Corp.	184,132	75,089
Samsonite International SA (b)(e)	12,741,420	39,462
TOTAL UNITED STATES OF AMERICA		547,139
Zambia - 0.1%
First Quantum Minerals Ltd.	511,300	5,925
TOTAL COMMON STOCKS (Cost $5,773,259)		6,782,394

Preferred Stocks - 0.9%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 0.7%
China - 0.5%
ByteDance Ltd. Series E1 (b)(d)(f)	131,235	30,663
dMed Biopharmaceutical Co. Ltd. Series C (b)(d)(f)	727,754	4,286
		34,949
Estonia - 0.2%
Bolt Technology OU Series E (b)(d)(f)	87,239	10,303
United States of America - 0.0%
Canva, Inc.:
Series A (d)(f)	931	994
Series A2 (d)(f)	169	180
		1,174
TOTAL CONVERTIBLE PREFERRED STOCKS		46,426
Nonconvertible Preferred Stocks - 0.2%
India - 0.2%
Pine Labs Private Ltd.:
Series 1 (b)(d)(f)	20,726	6,502
Series A (b)(d)(f)	5,179	1,625
Series B (b)(d)(f)	5,635	1,768
Series B2 (b)(d)(f)	4,558	1,430
Series C (b)(d)(f)	8,478	2,659
Series C1 (b)(d)(f)	1,786	560
Series D (b)(d)(f)	1,910	599
		15,143
Sweden - 0.0%
Kry International AB Series E (b)(d)(f)	24,162	887
TOTAL NONCONVERTIBLE PREFERRED STOCKS		16,030
TOTAL PREFERRED STOCKS (Cost $77,597)		62,456

Money Market Funds - 4.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (g)	264,550,089	264,603
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	31,744,080	31,747
TOTAL MONEY MARKET FUNDS (Cost $296,350)		296,350

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $6,147,206)	7,141,200
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(5,530)
NET ASSETS - 100.0%	7,135,670

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Affiliated company
(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $161,859,000 or 2.3% of net assets.

(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $87,568,000 or 1.2% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Bolt Technology OU Series E	1/03/22	22,664

ByteDance Ltd. Series E1	11/18/20	14,380

Canva, Inc. Series A	9/22/23	993

Canva, Inc. Series A2	9/22/23	180

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	10,336

Kry International AB	5/14/21	1,817

Kry International AB Series E	5/14/21	11,046

Pine Labs Private Ltd.	6/30/21	3,233

Pine Labs Private Ltd. Series 1	6/30/21	7,728

Pine Labs Private Ltd. Series A	6/30/21	1,931

Pine Labs Private Ltd. Series B	6/30/21	2,101

Pine Labs Private Ltd. Series B2	6/30/21	1,699

Pine Labs Private Ltd. Series C	6/30/21	3,161

Pine Labs Private Ltd. Series C1	6/30/21	666

Pine Labs Private Ltd. Series D	6/30/21	712

Starling Bank Ltd. Series D	6/18/21	11,126

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	376,692	2,030,286	2,142,375	10,679	-	-	264,603	0.6%
Fidelity Securities Lending Cash Central Fund 5.40%	29,429	1,022,327	1,020,009	1,310	-	-	31,747	0.1%
Total	406,121	3,052,613	3,162,384	11,989	-	-	296,350

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Dalata Hotel Group PLC	36,423	-	171	476	65	11,544	-
IperionX Ltd.	6,780	1,236	35	-	7	5,223	13,105
Zegona Communications PLC	282	-	1	-	(1)	(153)	122
Total	43,485	1,236	207	476	71	16,614	13,227

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	205,255	50,187	124,283	30,785
Consumer Discretionary	942,994	303,226	638,594	1,174
Consumer Staples	445,051	80,919	363,903	229
Energy	226,443	108,686	117,757	-
Financials	1,374,349	306,097	1,046,014	22,238
Health Care	867,588	272,608	590,694	4,286
Industrials	1,090,670	399,256	691,414	-
Information Technology	1,170,643	485,690	655,746	29,207
Materials	442,292	181,644	247,543	13,105
Real Estate	79,565	25,111	54,454	-

Money Market Funds	296,350	296,350	-	-
Total Investments in Securities:	7,141,200	2,509,774	4,530,402	101,024

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$91,683
Net Realized Gain (Loss) on Investment Securities	11
Net Unrealized Gain (Loss) on Investment Securities	10
Cost of Purchases	2,409
Proceeds of Sales	(151)
Amortization/Accretion	-
Transfers into Level 3	7,062
Transfers out of Level 3	-
Ending Balance	$101,024
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2023	$10

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $30,220) - See accompanying schedule:
Unaffiliated issuers (cost $5,837,280)	$6,831,623
Fidelity Central Funds (cost $296,350)	296,350
Other affiliated issuers (cost $13,576)	13,227

Total Investment in Securities (cost $6,147,206)		$7,141,200
Foreign currency held at value (cost $41)		41
Receivable for investments sold		67,934
Receivable for fund shares sold		4,531
Dividends receivable		11,451
Reclaims receivable		26,867
Distributions receivable from Fidelity Central Funds		1,523
Prepaid expenses		11
Other receivables		3,408
Total assets		7,256,966
Liabilities
Payable for investments purchased	$74,593
Payable for fund shares redeemed	3,997
Accrued management fee	2,377
Distribution and service plan fees payable	36
Other affiliated payables	785
Deferred taxes	7,146
Other payables and accrued expenses	615
Collateral on securities loaned	31,747
Total Liabilities		121,296
Net Assets		$7,135,670
Net Assets consist of:
Paid in capital		$6,625,956
Total accumulated earnings (loss)		509,714
Net Assets		$7,135,670

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($122,305 ÷ 3,127 shares)(a)(b)		$39.12
Maximum offering price per share (100/94.25 of $39.12)		$41.51
Class M :
Net Asset Value and redemption price per share ($15,275 ÷ 395 shares)(a)(b)		$38.71
Maximum offering price per share (100/96.50 of $38.71)		$40.11
Class C :
Net Asset Value and offering price per share ($4,391 ÷ 115 shares)(a)(b)		$38.06
International Discovery :
Net Asset Value, offering price and redemption price per share ($3,352,940 ÷ 84,870 shares)		$39.51
Class K :
Net Asset Value, offering price and redemption price per share ($476,117 ÷ 12,088 shares)		$39.39
Class I :
Net Asset Value, offering price and redemption price per share ($496,845 ÷ 12,626 shares)		$39.35
Class Z :
Net Asset Value, offering price and redemption price per share ($2,667,797 ÷ 67,828 shares)		$39.33
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.

Statement of Operations
Amounts in thousands		Year ended October 31, 2023
Investment Income
Dividends (including $476 earned from affiliated issuers)		$175,205
Interest		202
Income from Fidelity Central Funds (including $1,310 from security lending)		11,989
Income before foreign taxes withheld		$187,396
Less foreign taxes withheld		(18,260)
Total Income		169,136
Expenses
Management fee
Basic fee	$50,801
Performance adjustment	(13,772)
Transfer agent fees	8,126
Distribution and service plan fees	491
Accounting fees	1,612
Custodian fees and expenses	662
Independent trustees' fees and expenses	45
Registration fees	158
Audit	218
Legal	9
Miscellaneous	39
Total expenses before reductions	48,389
Expense reductions	(474)
Total expenses after reductions		47,915
Net Investment income (loss)		121,221
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2)	(123,014)
Redemptions in-kind	29,458
Affiliated issuers	71
Foreign currency transactions	823
Total net realized gain (loss)		(92,662)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $1,949)	505,956
Affiliated issuers	16,614
Assets and liabilities in foreign currencies	1,813
Total change in net unrealized appreciation (depreciation)		524,383
Net gain (loss)		431,721
Net increase (decrease) in net assets resulting from operations		$552,942
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,221	$150,460
Net realized gain (loss)	(92,662)	(304,705)
Change in net unrealized appreciation (depreciation)	524,383	(3,205,165)
Net increase (decrease) in net assets resulting from operations	552,942	(3,359,410)
Distributions to shareholders	(30,708)	(1,127,528)

Share transactions - net increase (decrease)	(756,854)	588,890
Total increase (decrease) in net assets	(234,620)	(3,898,048)

Net Assets
Beginning of period	7,370,290	11,268,338
End of period	$7,135,670	$7,370,290

Financial Highlights
Fidelity Advisor® International Discovery Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.68	$58.79	$45.84	$43.31	$39.99
Income from Investment Operations
Net investment income (loss) A,B	.49	.56 C	.18	.16	.63 D
Net realized and unrealized gain (loss)	1.95	(16.91)	14.60	3.27	3.93
Total from investment operations	2.44	(16.35)	14.78	3.43	4.56
Distributions from net investment income	-	(1.38)	(.12)	(.62)	(.33)
Distributions from net realized gain	-	(4.38)	(1.71)	(.28)	(.91)
Total distributions	-	(5.76)	(1.83)	(.90)	(1.24)
Net asset value, end of period	$39.12	$36.68	$58.79	$45.84	$43.31
Total Return E,F	6.65%	(30.57)%	32.86%	8.02%	11.90%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.00%	1.31%	1.32%	1.36%	1.12%
Expenses net of fee waivers, if any	.99%	1.30%	1.32%	1.36%	1.12%
Expenses net of all reductions	.99%	1.30%	1.32%	1.36%	1.11%
Net investment income (loss)	1.17%	1.27% C	.32%	.38%	1.57% D
Supplemental Data
Net assets, end of period (in millions)	$122	$131	$206	$173	$185
Portfolio turnover rate I	49% J	43% J	41% J	34% J	70% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .92%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.38	$58.35	$45.53	$43.01	$39.71
Income from Investment Operations
Net investment income (loss) A,B	.38	.45 C	.04	.06	.53 D
Net realized and unrealized gain (loss)	1.95	(16.81)	14.51	3.24	3.91
Total from investment operations	2.33	(16.36)	14.55	3.30	4.44
Distributions from net investment income	-	(1.23)	(.02)	(.51)	(.22)
Distributions from net realized gain	-	(4.38)	(1.71)	(.28)	(.91)
Total distributions	-	(5.61)	(1.73)	(.78) E	(1.14) E
Net asset value, end of period	$38.71	$36.38	$58.35	$45.53	$43.01
Total Return F,G	6.40%	(30.76)%	32.53%	7.77%	11.62%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.24%	1.55%	1.57%	1.61%	1.37%
Expenses net of fee waivers, if any	1.24%	1.55%	1.57%	1.61%	1.37%
Expenses net of all reductions	1.23%	1.55%	1.57%	1.60%	1.35%
Net investment income (loss)	.93%	1.02% C	.07%	.13%	1.32% D
Supplemental Data
Net assets, end of period (in millions)	$15	$16	$25	$21	$24
Portfolio turnover rate J	49% K	43% K	41% K	34% K	70% K

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .67%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$35.96	$57.59	$45.18	$42.60	$39.32
Income from Investment Operations
Net investment income (loss) A,B	.16	.21 C	(.27)	(.18)	.31 D
Net realized and unrealized gain (loss)	1.94	(16.66)	14.38	3.22	3.88
Total from investment operations	2.10	(16.45)	14.11	3.04	4.19
Distributions from net investment income	-	(.80)	-	(.19)	-
Distributions from net realized gain	-	(4.38)	(1.70)	(.28)	(.91)
Total distributions	-	(5.18)	(1.70)	(.46) E	(.91)
Net asset value, end of period	$38.06	$35.96	$57.59	$45.18	$42.60
Total Return F,G	5.84%	(31.14)%	31.79%	7.19%	11.02%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.77%	2.10%	2.14%	2.16%	1.91%
Expenses net of fee waivers, if any	1.76%	2.10%	2.13%	2.15%	1.91%
Expenses net of all reductions	1.76%	2.10%	2.13%	2.15%	1.90%
Net investment income (loss)	.40%	.48% C	(.50)%	(.41)%	.78% D
Supplemental Data
Net assets, end of period (in millions)	$4	$5	$10	$11	$12
Portfolio turnover rate J	49% K	43% K	41% K	34% K	70% K

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .26%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the contingent deferred sales charge.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Discovery Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.04	$59.31	$46.20	$43.65	$40.32
Income from Investment Operations
Net investment income (loss) A,B	.63	.72 C	.36	.32	.78 D
Net realized and unrealized gain (loss)	1.98	(17.07)	14.71	3.29	3.95
Total from investment operations	2.61	(16.35)	15.07	3.61	4.73
Distributions from net investment income	(.14)	(1.54)	(.25)	(.78)	(.49)
Distributions from net realized gain	-	(4.38)	(1.71)	(.28)	(.91)
Total distributions	(.14)	(5.92)	(1.96)	(1.06)	(1.40)
Net asset value, end of period	$39.51	$37.04	$59.31	$46.20	$43.65
Total Return E	7.04%	(30.36)%	33.29%	8.39%	12.31%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.66%	.98%	.99%	1.02%	.78%
Expenses net of fee waivers, if any	.65%	.97%	.99%	1.02%	.78%
Expenses net of all reductions	.65%	.97%	.99%	1.01%	.76%
Net investment income (loss)	1.51%	1.60% C	.65%	.72%	1.92% D
Supplemental Data
Net assets, end of period (in millions)	$3,353	$3,386	$5,117	$6,784	$6,726
Portfolio turnover rate H	49% I	43% I	41% I	34% I	70% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.25%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.40%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Discovery Fund Class K

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.93	$59.18	$46.10	$43.55	$40.25
Income from Investment Operations
Net investment income (loss) A,B	.68	.78 C	.41	.36	.82 D
Net realized and unrealized gain (loss)	1.96	(17.02)	14.67	3.29	3.93
Total from investment operations	2.64	(16.24)	15.08	3.65	4.75
Distributions from net investment income	(.18)	(1.62)	(.29)	(.82)	(.54)
Distributions from net realized gain	-	(4.38)	(1.71)	(.28)	(.91)
Total distributions	(.18)	(6.01) E	(2.00)	(1.10)	(1.45)
Net asset value, end of period	$39.39	$36.93	$59.18	$46.10	$43.55
Total Return F	7.15%	(30.28)%	33.40%	8.52%	12.41%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.55%	.87%	.90%	.91%	.66%
Expenses net of fee waivers, if any	.54%	.87%	.90%	.91%	.66%
Expenses net of all reductions	.54%	.87%	.90%	.91%	.65%
Net investment income (loss)	1.62%	1.71% C	.74%	.83%	2.03% D
Supplemental Data
Net assets, end of period (in millions)	$476	$603	$1,371	$1,401	$1,566
Portfolio turnover rate I	49% J	43% J	41% J	34% J	70% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.90	$59.15	$46.08	$43.53	$40.22
Income from Investment Operations
Net investment income (loss) A,B	.63	.69 C	.35	.31	.77 D
Net realized and unrealized gain (loss)	1.96	(16.99)	14.67	3.28	3.93
Total from investment operations	2.59	(16.30)	15.02	3.59	4.70
Distributions from net investment income	(.14)	(1.57)	(.24)	(.76)	(.48)
Distributions from net realized gain	-	(4.38)	(1.71)	(.28)	(.91)
Total distributions	(.14)	(5.95)	(1.95)	(1.04)	(1.39)
Net asset value, end of period	$39.35	$36.90	$59.15	$46.08	$43.53
Total Return E	7.01%	(30.37)%	33.26%	8.37%	12.26%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.67%	.99%	1.02%	1.04%	.80%
Expenses net of fee waivers, if any	.66%	.99%	1.02%	1.04%	.80%
Expenses net of all reductions	.66%	.99%	1.02%	1.03%	.79%
Net investment income (loss)	1.50%	1.59% C	.62%	.70%	1.89% D
Supplemental Data
Net assets, end of period (in millions)	$497	$509	$566	$388	$463
Portfolio turnover rate H	49% I	43% I	41% I	34% I	70% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.88	$59.14	$46.07	$43.52	$40.22
Income from Investment Operations
Net investment income (loss) A,B	.67	.76 C	.43	.36	.82 D
Net realized and unrealized gain (loss)	1.97	(16.99)	14.64	3.29	3.94
Total from investment operations	2.64	(16.23)	15.07	3.65	4.76
Distributions from net investment income	(.19)	(1.65)	(.29)	(.82)	(.54)
Distributions from net realized gain	-	(4.38)	(1.71)	(.28)	(.91)
Total distributions	(.19)	(6.03)	(2.00)	(1.10)	(1.46) E
Net asset value, end of period	$39.33	$36.88	$59.14	$46.07	$43.52
Total Return F	7.14%	(30.29)%	33.40%	8.53%	12.42%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.55%	.87%	.90%	.91%	.66%
Expenses net of fee waivers, if any	.54%	.87%	.90%	.91%	.66%
Expenses net of all reductions	.54%	.87%	.90%	.91%	.65%
Net investment income (loss)	1.62%	1.71% C	.74%	.83%	2.03% D
Supplemental Data
Net assets, end of period (in millions)	$2,668	$2,720	$3,972	$54	$82
Portfolio turnover rate I	49% J	43% J	41% J	34% J	70% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$101,024	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0 - 12.8 / 5.3	Increase
			Enterprise value/Net income multiple (EV/NI)	11.5	Increase
		Market approach	Transaction price	$0.38 - $0.79 / $0.79	Increase
			Discount rate	50.0%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.9%	Increase
			Volatility	60.0%	Increase
			Term	3.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity International Discovery Fund	$388

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, deferred Trustee compensation, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,321,852
Gross unrealized depreciation	(415,433)
Net unrealized appreciation (depreciation)	$906,419
Tax Cost	$6,234,781

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$147,909
Capital loss carryforward	$(533,865)
Net unrealized appreciation (depreciation) on securities and other investments	$903,039

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(533,865)
Long-term	-
Total capital loss carryforward	$(533,865)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$30,708	$382,080
Long-term Capital Gains	-	745,448
Total	$30,708	$1,127,528

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	3,669,932	4,113,943

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Discovery Fund	2,746	29,458	115,652	International Discovery and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Discovery Fund	5,635	85,105	263,151	International Discovery and Class K
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$351	$2
Class M	.25%	.25%	86	-A
Class C	.75%	.25%	54	4
			$491	$6
A In the amount of the less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$7
Class M	1
Class CA	-B
$8

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B In the amount of the less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$333.24
Class M	40.23
Class C	14.26
International Discovery	5,430.15
Class K	240.04
Class I	863.16
Class Z	1,206.04
	$8,126

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000%
Class M	0.2000%
Class C	0.2000%
International Discovery	0.1447%
Class I	0.1603%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Discovery Fund	.02

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Discovery Fund	0.0200%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery Fund	$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery Fund	116,280	85,679	(10,839)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Discovery Fund	$14
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery Fund	$142	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	-A

A In the amount of the less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $473.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Discovery Fund
Distributions to shareholders
Class A	$-	$20,037
Class M	-	2,384
Class C	-	909
International Discovery	12,630	509,968
Class K	2,923	134,333
Class I	1,852	53,775
Class Z	13,303	406,122
Total	$30,708	$1,127,528

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity International Discovery Fund
Class A
Shares sold	180	268	$7,469	$11,889
Reinvestment of distributions	-	387	-	19,790
Shares redeemed	(617)	(597)	(25,738)	(26,398)
Net increase (decrease)	(437)	58	$(18,269)	$5,281
Class M
Shares sold	16	22	$693	$962
Reinvestment of distributions	-	47	-	2,368
Shares redeemed	(64)	(58)	(2,637)	(2,608)
Net increase (decrease)	(48)	11	$(1,944)	$722
Class C
Shares sold	14	12	$581	$599
Reinvestment of distributions	-	18	-	888
Shares redeemed	(50)	(57)	(2,029)	(2,536)
Net increase (decrease)	(36)	(27)	$(1,448)	$(1,049)
International Discovery
Shares sold	4,512	7,204	$188,209	$327,014
Reinvestment of distributions	286	9,116	11,602	469,882
Shares redeemed	(11,328)	(11,205)	(472,160)	(499,877)
Net increase (decrease)	(6,530)	5,115	$(272,349)	$297,019
Class K
Shares sold	1,401	2,511	$58,356	$114,979
Reinvestment of distributions	72	2,616	2,923	134,333
Shares redeemed	(5,700)	(11,983)	(236,604)	(555,470)
Net increase (decrease)	(4,227)	(6,856)	$(175,325)	$(306,158)
Class I
Shares sold	2,991	34,479	$122,437	$1,453,949
Reinvestment of distributions	9	298	373	15,297
Shares redeemed	(4,177)	(30,537)	(170,989)	(1,266,702)
Net increase (decrease)	(1,177)	4,240	$(48,179)	$202,544
Class Z
Shares sold	576	3,672	$24,069	$187,806
Reinvestment of distributions	329	7,866	13,272	403,304
Shares redeemed	(6,831)	(4,955)	(276,681)	(200,579)
Net increase (decrease)	(5,926)	6,583	$(239,340)	$390,531
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity International Discovery Fund	26%	10%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Discovery Fund	39%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® International Discovery Fund
Class A	.92%
Actual		$ 1,000	$ 914.00	$ 4.44
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69
Class M	1.17%
Actual		$ 1,000	$ 912.80	$ 5.64
Hypothetical-B		$ 1,000	$ 1,019.31	$ 5.96
Class C	1.68%
Actual		$ 1,000	$ 910.30	$ 8.09
Hypothetical-B		$ 1,000	$ 1,016.74	$ 8.54
Fidelity® International Discovery Fund	.58%
Actual		$ 1,000	$ 915.60	$ 2.80
Hypothetical-B		$ 1,000	$ 1,022.28	$ 2.96
Class K	.46%
Actual		$ 1,000	$ 916.00	$ 2.22
Hypothetical-B		$ 1,000	$ 1,022.89	$ 2.35
Class I	.60%
Actual		$ 1,000	$ 915.30	$ 2.90
Hypothetical-B		$ 1,000	$ 1,022.18	$ 3.06
Class Z	.48%
Actual		$ 1,000	$ 915.90	$ 2.32
Hypothetical-B		$ 1,000	$ 1,022.79	$ 2.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

International Discovery, Class K, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
International Discovery	12/12/2022	$0.2456	$0.1056
Class K	12/12/2022	$0.2896	$0.1056
Class I	12/12/2022	$0.2446	$0.1056
Class Z	12/12/2022	$0.2916	$0.1056

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board also noted that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer group, the total expense ratio for the retail class was below the total expense asset size peer group for 2022.
The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.807258.119
IGI-ANN-1223
Fidelity Series Select International Small Cap Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity Series Select International Small Cap Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Select International Small Cap Fund, on November 4, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Shah Badkoubei:
From inception on November 4, 2023, through October 31, 2023, the fund gained 8.03%, versus 5.93% for the benchmark MSCI EAFE Small Cap Index (Net MA). From a regional standpoint, stock picks in the U.K. notably contributed to the fund's result versus the benchmark, as did positioning in Asia ex Japan and emerging markets. By sector, stock selection was the primary contributor, especially within industrials. Stock picking in the consumer discretionary and financials sectors also helped. The fund's biggest individual relative contributor was Sabre Insurance Group (+82%). Sabre was one of the fund's largest holdings at the end of the period. The fund's second-largest relative contributor was an overweight in Munters Group (+52%), from the industrials sector. Munters was the fund's largest holding as of October 31. In the utilities sector, an overweight in Sembcorp Industries (+58%) also helped. In contrast, from a regional standpoint, stock choices in Japan detracted from the fund's performance versus the benchmark. By sector, the biggest relative detractor was stock picks in the materials sector. Security selection in the information technology sector also hurt relative performance, as did choices in energy and consumer staples. The largest individual relative detractor was Euroapi (-71%), from the health care sector. A second notable relative detractor was an overweight in 29Metals (-70%), from the materials sector. An overweight stake in Synthomer returned approximately -89% and weighed on relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Munters Group AB (Sweden, Building Products)	1.0
VZ Holding AG (Switzerland, Capital Markets)	1.0
Lancashire Holdings Ltd. (United Kingdom, Insurance)	1.0
Sabre Insurance Group PLC (United Kingdom, Insurance)	0.9
Kyoto Financial Group, Inc. (Japan, Banks)	0.9
Mitie Group PLC (United Kingdom, Commercial Services & Supplies)	0.9
B&M European Value Retail SA (United Kingdom, Broadline Retail)	0.9
Steadfast Group Ltd. (Australia, Insurance)	0.9
Toyo Suisan Kaisha Ltd. (Japan, Food Products)	0.8
Fuyo General Lease Co. Ltd. (Japan, Financial Services)	0.8
9.1

Market Sectors (% of Fund's net assets)

Industrials	22.2
Consumer Discretionary	14.2
Financials	11.6
Information Technology	9.8
Materials	8.3
Real Estate	8.0
Consumer Staples	6.7
Health Care	5.9
Communication Services	5.5
Energy	2.9
Utilities	2.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
Australia - 7.7%
29Metals Ltd.	3,273	1,290
ALS Ltd.	968	6,625
Ansell Ltd.	270	3,648
Aurizon Holdings Ltd.	2,153	4,689
Beach Energy Ltd.	6,020	5,929
CAR Group Ltd.	463	8,161
Challenger Ltd.	953	3,553
Evolution Mining Ltd.	2,072	4,634
Flight Centre Travel Group Ltd.	488	5,801
GUD Holdings Ltd.	1,090	7,412
Incitec Pivot Ltd.	2,876	5,021
Iress Ltd.	669	2,133
McMillan Shakespeare Ltd.	213	2,270
National Storage REIT unit	4,732	6,033
Steadfast Group Ltd.	2,681	9,219
Treasury Wine Estates Ltd.	809	6,210
TOTAL AUSTRALIA		82,628
Austria - 1.8%
AT&S Austria Technologie & Systemtechnik AG	197	4,936
Schoeller-Bleckmann Oilfield Equipment AG	97	4,896
Wienerberger AG	268	6,505
Zumtobel AG	440	2,686
TOTAL AUSTRIA		19,023
Bailiwick of Jersey - 0.5%
JTC PLC (a)	725	5,626
Belgium - 1.6%
Azelis Group NV	277	4,719
Econocom Group SA	2,021	4,950
Fagron NV	406	7,123
TOTAL BELGIUM		16,792
Finland - 0.9%
Huhtamaki Oyj	173	5,933
Musti Group OYJ	206	4,056
TOTAL FINLAND		9,989
France - 5.5%
Altarea SCA	44	3,129
ALTEN	48	5,653
Euroapi SASU (b)	363	1,899
Exclusive Networks SA (b)	374	5,944
Ipsos SA	117	5,677
Nexans SA	35	2,470
Rexel SA	413	8,406
SEB SA	50	4,928
Ubisoft Entertainment SA (b)	180	5,120
Vallourec SA (b)	514	6,159
Vicat SA	127	3,897
Virbac SA	23	6,595
TOTAL FRANCE		59,877
Germany - 4.9%
Bilfinger Berger AG	151	5,531
CTS Eventim AG	108	6,519
Gerresheimer AG	60	5,580
Lanxess AG	140	3,200
Mensch und Maschine Software SE	82	4,282
Patrizia Immobilien AG	474	3,827
PVA TePla AG (b)	189	2,862
SAF-Holland SA	623	8,306
Stabilus Se	126	7,986
Takkt AG	400	5,121
TOTAL GERMANY		53,214
Hong Kong - 2.4%
ASMPT Ltd.	469	3,972
Dah Sing Financial Holdings Ltd.	1,207	2,732
Fortune (REIT)	4,496	2,515
Hysan Development Co. Ltd.	2,024	3,726
Luk Fook Holdings International Ltd.	2,386	5,919
Melco International Development Ltd. (b)	3,000	2,097
Pacific Basin Shipping Ltd.	16,000	4,630
TOTAL HONG KONG		25,591
Ireland - 1.7%
Bank of Ireland Group PLC	675	6,035
C&C Group PLC (United Kingdom)	3,268	5,529
Dalata Hotel Group PLC	1,460	6,195
TOTAL IRELAND		17,759
Israel - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	4,330	5,328
Nova Ltd. (b)	80	7,618
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	103	5,555
TOTAL ISRAEL		18,501
Italy - 2.4%
Banca Generali SpA	257	8,327
Banco BPM SpA	1,200	6,124
Brembo SpA	474	5,091
Carel Industries SpA (a)	144	2,999
GVS SpA (a)(b)	739	3,300
TOTAL ITALY		25,841
Japan - 34.4%
Aeon Delight Co. Ltd.	230	5,071
Anritsu Corp.	441	3,283
As One Corp.	120	3,824
ASKUL Corp.	541	7,062
Azbil Corp.	196	5,792
Cosmos Pharmaceutical Corp.	51	5,307
Daido Steel Co. Ltd.	150	5,884
Daiichikosho Co. Ltd.	376	5,558
Daiwa Securities Living Invest	8	5,915
Dexerials Corp.	250	5,703
Dowa Holdings Co. Ltd.	182	5,564
FP Corp.	241	4,641
Fujitec Co. Ltd.	230	4,993
Fukushima Industries Corp.	180	5,959
Funai Soken Holdings, Inc.	330	5,424
Fuyo General Lease Co. Ltd.	110	8,943
GMO Internet, Inc.	180	2,622
Haseko Corp.	668	8,221
Inaba Denki Sangyo Co. Ltd.	400	8,341
J. Front Retailing Co. Ltd.	442	4,214
JTOWER, Inc. (b)	135	4,913
Kamigumi Co. Ltd.	398	8,074
Kaneka Corp.	298	7,293
Kawasaki Heavy Industries Ltd.	290	6,401
Kissei Pharmaceutical Co. Ltd.	285	6,028
Koshidaka Holdings Co. Ltd.	900	6,403
Kyoritsu Maintenance Co. Ltd.	148	5,660
Kyoto Financial Group, Inc.	169	9,581
Kyushu Railway Co.	310	6,338
Maruwa Ceramic Co. Ltd.	47	8,247
Milbon Co. Ltd.	162	4,283
Mitsubishi Logisnext Co. Ltd.	900	7,061
Miura Co. Ltd.	250	4,847
Money Forward, Inc. (b)	100	2,526
Morinaga & Co. Ltd.	222	8,006
Nabtesco Corp.	291	5,154
Nagaileben Co. Ltd.	290	4,002
Net One Systems Co. Ltd.	238	3,633
Nikkiso Co. Ltd.	978	6,230
Nippon Gas Co. Ltd.	413	6,207
Okinawa Cellular Telephone Co.	299	6,324
PALTAC Corp.	182	5,900
Park24 Co. Ltd. (b)	416	4,687
Penta-Ocean Construction Co. Ltd.	908	5,338
Relo Group, Inc.	388	3,847
Resonac Holdings Corp.	325	5,269
Rinnai Corp.	150	2,755
Roland Corp.	186	5,378
Santen Pharmaceutical Co. Ltd.	700	6,071
Sanwa Holdings Corp.	568	7,664
SHIFT, Inc. (b)	13	2,359
SOSiLA Logistics REIT, Inc.	5	3,961
Stanley Electric Co. Ltd.	358	5,726
Sumco Corp.	459	5,931
Suruga Bank Ltd.	1,988	8,494
SWCC Showa Holdings Co. Ltd.	300	4,171
Tokyo Tatemono Co. Ltd.	433	5,750
Toyo Gosei Co. Ltd.	100	4,161
Toyo Suisan Kaisha Ltd.	195	8,996
Tsumura & Co.	219	3,919
Tsuruha Holdings, Inc.	69	5,069
Valqua Ltd.	348	8,585
Workman Co. Ltd.	183	4,715
Yokogawa Electric Corp.	348	6,318
Zuken, Inc.	290	7,247
TOTAL JAPAN		371,843
Netherlands - 1.0%
Eurocommercial Properties NV	342	7,324
TKH Group NV (bearer) (depositary receipt)	100	3,648
TOTAL NETHERLANDS		10,972
New Zealand - 0.8%
Contact Energy Ltd.	1,780	8,086
Norway - 1.5%
Schibsted ASA (A Shares)	260	5,195
Sparebanken Midt-Norge	500	6,060
TGS ASA	389	5,300
TOTAL NORWAY		16,555
Singapore - 2.1%
CDL Hospitality Trusts unit	7,932	5,608
Mapletree Industrial (REIT)	3,885	6,107
Sembcorp Industries Ltd.	1,893	6,351
Wing Tai Holdings Ltd.	4,256	4,234
TOTAL SINGAPORE		22,300
Spain - 2.4%
Bankinter SA	1,287	8,119
Cie Automotive SA	179	4,557
Compania de Distribucion Integral Logista Holdings SA	317	7,775
Fluidra SA	320	5,627
TOTAL SPAIN		26,078
Sweden - 5.5%
AAK AB	410	7,787
AddTech AB (B Shares)	391	5,724
Arjo AB	1,090	3,638
Avanza Bank Holding AB	310	5,221
Cloetta AB	2,481	3,976
Granges AB	500	4,806
Hemnet Group AB	338	5,865
HEXPOL AB (B Shares)	715	6,322
Loomis AB (B Shares)	210	5,445
Munters Group AB (a)	905	11,011
TOTAL SWEDEN		59,795
Switzerland - 3.6%
Bucher Industries AG	16	5,688
Lastminute.com NV (b)	155	3,919
OC Oerlikon Corp. AG (Reg.)	793	3,149
PSP Swiss Property AG	57	6,999
Sensirion Holding AG (a)(b)	45	3,364
Tecan Group AG	18	5,153
VZ Holding AG	109	10,689
TOTAL SWITZERLAND		38,961
United Kingdom - 14.2%
B&M European Value Retail SA	1,466	9,422
Britvic PLC	699	7,120
Close Brothers Group PLC	531	5,144
DCC PLC (United Kingdom)	110	6,103
Grainger Trust PLC	2,272	6,280
Harbour Energy PLC	1,109	3,421
Hill & Smith Holdings PLC	342	6,850
Inchcape PLC	773	6,257
Indivior PLC (b)	240	4,594
J.D. Wetherspoon PLC (b)	707	5,431
Jet2 PLC	516	6,284
John Wood Group PLC (b)	2,800	4,829
Lancashire Holdings Ltd.	1,522	10,508
Mitie Group PLC	7,896	9,453
Pets At Home Group PLC	1,177	4,017
Renewi PLC (b)	532	3,796
Sabre Insurance Group PLC (a)	5,571	9,954
Savills PLC	600	5,743
Senior Engineering Group PLC	3,931	7,473
Spectris PLC	189	7,121
Synthomer PLC (b)	125	288
Tate & Lyle PLC	651	4,989
Unite Group PLC	623	6,577
Vistry Group PLC	764	6,565
WH Smith PLC	401	5,654
TOTAL UNITED KINGDOM		153,873
TOTAL COMMON STOCKS (Cost $1,023,787)		1,043,304

Nonconvertible Preferred Stocks - 0.5%
	Shares	Value ($)
Germany - 0.5%
Jungheinrich AG (Cost $5,082)	201	5,389

TOTAL INVESTMENT IN SECURITIES - 97.1% (Cost $1,028,869)	1,048,693
NET OTHER ASSETS (LIABILITIES) - 2.9%	31,704
NET ASSETS - 100.0%	1,080,397

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,254 or 3.4% of net assets.

(b)	Non-income producing

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	1,000,000	1,000,000	423	-	-	-	0.0%
Total	-	1,000,000	1,000,000	423	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	58,660	33,704	24,956	-
Consumer Discretionary	151,661	74,398	77,263	-
Consumer Staples	72,827	34,956	37,871	-
Energy	30,534	24,605	5,929	-
Financials	124,329	81,807	42,522	-
Health Care	62,074	34,582	27,492	-
Industrials	243,750	129,783	113,967	-
Information Technology	106,496	46,730	59,766	-
Materials	90,143	37,801	52,342	-
Real Estate	87,575	39,879	47,696	-
Utilities	20,644	-	20,644	-

Total Investments in Securities:	1,048,693	538,245	510,448	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $1,028,869):		$1,048,693
Cash		27,511
Foreign currency held at value (cost $1,303)		1,304
Dividends receivable		3,199
Receivable from investment adviser for expense reductions		127
Total assets		1,080,834
Liabilities
Custody fee payable	$437
Total Liabilities		437
Net Assets		$1,080,397
Net Assets consist of:
Paid in capital		$1,003,394
Total accumulated earnings (loss)		77,003
Net Assets		$1,080,397
Net Asset Value, offering price and redemption price per share ($1,080,397 ÷ 100,311 shares)		$10.77

Statement of Operations
		For the period November 4, 2022 (commencement of operations) through October 31, 2023
Investment Income
Dividends		$33,920
Income from Fidelity Central Funds		423
Income before foreign taxes withheld		$34,343
Less foreign taxes withheld		(3,533)
Total Income		30,810
Expenses
Custodian fees and expenses	$2,647
Independent trustees' fees and expenses	5
Total expenses before reductions	2,652
Expense reductions	(2,498)
Total expenses after reductions		154
Net Investment income (loss)		30,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	25,902
Foreign currency transactions	4,060
Total net realized gain (loss)		29,962
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	19,824
Assets and liabilities in foreign currencies	(45)
Total change in net unrealized appreciation (depreciation)		19,779
Net gain (loss)		49,741
Net increase (decrease) in net assets resulting from operations		$80,397
Statement of Changes in Net Assets

For the period November 4, 2022 (commencement of operations) through October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,656
Net realized gain (loss)	29,962
Change in net unrealized appreciation (depreciation)	19,779
Net increase (decrease) in net assets resulting from operations	80,397
Distributions to shareholders	(3,400)

Share transactions
Proceeds from sales of shares	1,000,000
Reinvestment of distributions	3,400

Net increase (decrease) in net assets resulting from share transactions	1,003,400
Total increase (decrease) in net assets	1,080,397

Net Assets
Beginning of period	-
End of period	$1,080,397

Other Information
Shares
Sold	100,000
Issued in reinvestment of distributions	311
Net increase (decrease)	100,311

Financial Highlights
Fidelity Series Select International Small Cap Fund

Years ended October 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.31
Net realized and unrealized gain (loss)	.49
Total from investment operations	.80
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$10.77
Total Return D,E	8.03%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.23% H
Expenses net of fee waivers, if any	.01% H
Expenses net of all reductions	.01% H
Net investment income (loss)	2.69% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,080
Portfolio turnover rate I	23% H

AFor the period November 4, 2022 (commencement of operations) through October 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Series Select International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC).

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$98,561
Gross unrealized depreciation	(85,750)
Net unrealized appreciation (depreciation)	$12,811
Tax Cost	$1,035,882

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,237
Net unrealized appreciation (depreciation) on securities and other investments	$12,766

The tax character of distributions paid was as follows:

October 31, 2023A
Ordinary Income	$3,400
Total	$3,400

A For the period November 4, 2022 (commencement of operations) through October 31, 2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Select International Small Cap Fund	1,259,216	255,634

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Select International Small Cap Fund	-	611	155

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .013% of average net assets. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,498.

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Select International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Select International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 4, 2022 (commencement of operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 4, 2022 (commencement of operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity Series Select International Small Cap Fund	.01%
Actual		$ 1,000	$ 902.00	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $426 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 66.97% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9906198.100
SSI-ANN-1223
Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund
Fidelity® International Capital Appreciation Fund
Fidelity® Overseas Fund
Fidelity® Worldwide Fund

Annual Report
October 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Diversified International Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	12.15%	5.37%	3.95%
Class K	12.29%	5.49%	4.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Fidelity® Diversified International Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Bill Bower:
For the fiscal year ending October 31, 2023, the fund's share classes gained about 12%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within financials. Stock selection in industrials also hurt. Also hurting our result were stock picks in energy and health care. The fund's non-benchmark stake in First Quantum Minerals returned -34% and was the fund's biggest individual relative detractor. Not owning Mitsubishi UFJ Financial Group, a benchmark component that gained roughly 83%, was a second notable relative detractor. Another notable relative detractor was our non-benchmark stake in HDFC Bank (-1%). HDFC Bank was among the fund's biggest holdings. In contrast, from a regional standpoint, underweights in Europe ex U.K., primarily in Switzerland, and Asia Pacific ex Japan, primarily in Australia, contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to performance versus the benchmark was an underweight in consumer staples. An overweight in financials, primarily within the insurance industry, and an underweight in communication services also boosted the fund's relative performance. The fund's non-benchmark stake in B&M European Value Retail gained 85% and was the fund's top individual relative contributor. I trimmed the position. A second notable relative contributor was an overweight in BAE Systems (+47%). An overweight in Hitachi (+40%) also contributed. Hitachi was among our largest holdings. Notable changes in positioning include decreased exposure to Switzerland and a higher allocation to the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to the health care sector and a higher allocation to materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

ASML Holding NV (depository receipt) (Netherlands, Semiconductors & Semiconductor Equipment)	2.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.5
HDFC Bank Ltd. (India, Banks)	2.2
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.0
Hitachi Ltd. (Japan, Industrial Conglomerates)	1.9
Linde PLC (United States of America, Chemicals)	1.9
RELX PLC (Euronext N.V.) (United Kingdom, Professional Services)	1.8
Nestle SA (Reg. S) (United States of America, Food Products)	1.8
Shin-Etsu Chemical Co. Ltd. (Japan, Chemicals)	1.5
20.9

Market Sectors (% of Fund's net assets)

Financials	24.0
Industrials	19.5
Information Technology	14.1
Health Care	9.7
Consumer Discretionary	8.8
Materials	7.7
Energy	5.7
Consumer Staples	5.6
Real Estate	0.4
Communication Services	0.4

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Diversified International Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.4%
	Shares	Value ($)
Australia - 1.4%
Aristocrat Leisure Ltd.	1,189,197	29,230,591
Flutter Entertainment PLC (a)	203,217	31,875,363
Glencore PLC	10,251,963	54,302,915
TOTAL AUSTRALIA		115,408,869
Belgium - 0.6%
KBC Group NV	894,510	49,122,365
Canada - 7.1%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,408,585	76,678,624
Cameco Corp.	802,845	32,843,264
Canadian Natural Resources Ltd. (b)	1,674,571	106,336,919
Canadian Pacific Kansas City Ltd. (b)	605,223	42,952,676
Constellation Software, Inc.	46,070	92,356,272
Constellation Software, Inc. warrants 8/22/28 (a)(c)	50,923	4
Franco-Nevada Corp.	380,112	46,241,135
GFL Environmental, Inc.	1,745,818	50,314,475
Imperial Oil Ltd.	786,606	44,828,175
Ivanhoe Mines Ltd. (a)	3,385,466	24,950,036
Lumine Group, Inc.	151,931	1,910,710
MEG Energy Corp. (a)	1,472,598	29,096,222
Thomson Reuters Corp.	293,389	35,143,210
Tourmaline Oil Corp. (b)	392,954	20,779,028
TOTAL CANADA		604,430,750
China - 1.0%
Anta Sports Products Ltd.	776,646	8,783,471
Chervon Holdings Ltd.	2,991,956	7,369,336
Li Ning Co. Ltd.	3,118,301	9,555,734
NXP Semiconductors NV	343,303	59,195,736
TOTAL CHINA		84,904,277
Denmark - 3.7%
Carlsberg A/S Series B	276,136	32,908,015
DSV A/S	444,758	66,331,443
Novo Nordisk A/S Series B	2,251,407	217,207,273
TOTAL DENMARK		316,446,731
France - 10.2%
Air Liquide SA	467,909	80,177,261
Airbus Group NV	497,909	66,757,754
AXA SA	1,998,418	59,213,975
BNP Paribas SA	1,392,250	80,059,979
Capgemini SA	504,484	89,156,847
Edenred SA	371,140	19,729,410
EssilorLuxottica SA	480,685	86,789,688
Legrand SA	516,274	44,660,996
LVMH Moet Hennessy Louis Vuitton SE	293,745	210,301,025
Pernod Ricard SA	529,463	93,837,654
Sartorius Stedim Biotech	18,904	3,531,410
Thales SA	171,329	25,225,559
Worldline SA (a)(d)	331,500	4,202,107
TOTAL FRANCE		863,643,665
Germany - 6.2%
Allianz SE	526,893	123,420,757
Bayer AG	396,367	17,126,449
Deutsche Borse AG	316,419	52,081,448
DHL Group	1,822,422	70,884,481
Hannover Reuck SE	266,743	58,790,752
Infineon Technologies AG	1,202,735	35,132,154
Merck KGaA	478,520	72,074,938
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	157,530	63,089,323
SAP SE	65,000	8,718,602
Siemens Healthineers AG (d)	531,949	26,071,454
TOTAL GERMANY		527,390,358
Greece - 0.1%
Piraeus Financial Holdings SA (a)	3,855,600	11,382,113
Hong Kong - 1.4%
AIA Group Ltd.	13,953,466	121,169,221
India - 3.6%
Axis Bank Ltd.	2,650,700	31,268,471
Fairfax India Holdings Corp. (a)(d)	1,270,594	15,488,541
HDFC Bank Ltd.	10,321,904	183,102,995
HDFC Standard Life Insurance Co. Ltd. (d)	1,147,600	8,522,610
Reliance Industries Ltd.	2,304,046	63,337,342
TOTAL INDIA		301,719,959
Indonesia - 1.1%
PT Bank Central Asia Tbk	80,395,083	44,291,312
PT Bank Rakyat Indonesia (Persero) Tbk	141,278,911	44,175,640
TOTAL INDONESIA		88,466,952
Ireland - 0.9%
Kingspan Group PLC (Ireland)	604,844	40,626,275
Ryanair Holdings PLC sponsored ADR (a)	232,393	20,380,866
Smurfit Kappa Group PLC	495,095	16,103,457
TOTAL IRELAND		77,110,598
Israel - 0.4%
NICE Ltd. sponsored ADR (a)	196,357	30,307,703
Italy - 1.4%
FinecoBank SpA	3,473,036	40,845,617
UniCredit SpA	3,156,367	79,128,907
TOTAL ITALY		119,974,524
Japan - 16.4%
Bandai Namco Holdings, Inc.	984,253	20,392,262
BayCurrent Consulting, Inc.	584,360	14,671,383
CUC, Inc. (a)(b)	48,094	824,715
Daikin Industries Ltd.	107,935	15,561,954
Fast Retailing Co. Ltd.	38,885	8,608,999
FUJIFILM Holdings Corp.	1,086,630	59,436,275
Fujitsu Ltd.	186,136	24,113,463
Hitachi Ltd.	2,498,662	158,381,758
Hoya Corp.	1,052,389	101,312,037
Itochu Corp.	2,423,246	87,287,821
Keyence Corp.	229,387	88,800,001
Marui Group Co. Ltd.	275,648	4,358,860
Minebea Mitsumi, Inc.	3,800,891	59,595,322
Misumi Group, Inc.	1,640,057	24,828,271
Nomura Research Institute Ltd.	1,024,029	26,880,715
NSD Co. Ltd.	153,855	2,676,906
ORIX Corp.	3,308,171	60,163,561
Persol Holdings Co. Ltd.	21,148,518	31,710,425
Relo Group, Inc.	1,684,349	16,698,776
Renesas Electronics Corp. (a)	886,709	11,647,473
Resona Holdings, Inc.	1,782,984	9,527,058
Seven & i Holdings Co. Ltd.	686,797	25,163,356
Shin-Etsu Chemical Co. Ltd.	4,335,768	129,654,112
SMC Corp.	150,055	69,289,867
SMS Co., Ltd.	266,162	4,223,435
Sony Group Corp.	1,333,568	110,871,358
Sumitomo Mitsui Financial Group, Inc.	1,941,883	93,614,255
Suzuki Motor Corp.	622,445	24,158,343
TechnoPro Holdings, Inc.	811,675	16,079,972
TIS, Inc.	932,437	19,968,001
Tokyo Electron Ltd.	532,854	70,410,098
TOTAL JAPAN		1,390,910,832
Korea (South) - 0.8%
Samsung Electronics Co. Ltd.	1,407,970	69,977,648
Netherlands - 6.4%
Argenx SE (a)	99,051	46,591,768
ASML Holding NV (depository receipt) (b)	401,676	240,527,608
BE Semiconductor Industries NV	216,432	22,282,352
IMCD NV	489,012	58,727,578
Shell PLC (London)	1,609,718	51,876,145
Wolters Kluwer NV	970,503	124,356,285
TOTAL NETHERLANDS		544,361,736
Norway - 0.5%
Equinor ASA	1,301,341	43,625,136
Spain - 1.7%
Banco Santander SA (Spain)	10,859,263	39,824,985
CaixaBank SA	13,419,402	54,557,131
Industria de Diseno Textil SA (b)	1,331,829	45,869,729
TOTAL SPAIN		140,251,845
Sweden - 2.0%
Autoliv, Inc.	228,947	20,982,993
Indutrade AB	3,946,998	69,711,457
Investor AB (B Shares)	4,433,019	81,174,750
Kry International AB (a)(c)(e)	2,651	97,306
TOTAL SWEDEN		171,966,506
Switzerland - 2.0%
Compagnie Financiere Richemont SA Series A	239,726	28,281,799
Partners Group Holding AG	26,131	27,485,451
Sika AG	257,244	61,338,123
UBS Group AG	711,213	16,590,930
Zurich Insurance Group Ltd.	77,611	36,738,632
TOTAL SWITZERLAND		170,434,935
Taiwan - 1.3%
ECLAT Textile Co. Ltd.	654,000	10,401,206
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,126,991	97,270,593
TOTAL TAIWAN		107,671,799
United Kingdom - 13.7%
3i Group PLC	1,139,016	26,855,252
AstraZeneca PLC (United Kingdom)	1,333,812	166,998,267
B&M European Value Retail SA	11,532,716	74,124,221
BAE Systems PLC	8,301,323	111,622,760
Beazley PLC	3,797,748	23,749,180
Big Yellow Group PLC	1,698,559	19,716,104
Cab Payments Holdings Ltd.	2,479,972	1,844,741
Compass Group PLC	2,571,956	64,842,576
Diageo PLC	2,370,360	89,637,593
Games Workshop Group PLC	159,998	19,203,870
Hiscox Ltd.	3,723,289	42,448,924
JD Sports Fashion PLC	10,113,784	15,673,318
London Stock Exchange Group PLC	874,289	88,211,472
RELX PLC (Euronext N.V.)	4,373,611	152,298,192
Rentokil Initial PLC	10,714,773	54,564,882
RS GROUP PLC	2,507,848	20,642,166
Sage Group PLC	4,291,512	50,627,644
Smith & Nephew PLC	3,777,650	42,276,187
Standard Chartered PLC (United Kingdom)	4,282,179	32,790,079
Starling Bank Ltd. Series D (a)(c)(e)	8,636,400	30,861,510
WPP PLC	3,597,184	30,976,183
TOTAL UNITED KINGDOM		1,159,965,121
United States of America - 11.2%
Aon PLC	121,327	37,538,574
CRH PLC	943,846	50,717,607
Experian PLC	1,224,197	37,064,841
Ferguson PLC	589,001	88,270,626
ICON PLC (a)	180,332	43,993,795
Linde PLC	411,417	157,227,121
Marsh & McLennan Companies, Inc.	471,835	89,483,508
Marvell Technology, Inc.	1,150,220	54,313,388
MasterCard, Inc. Class A	166,283	62,580,607
Nestle SA (Reg. S)	1,384,335	149,284,998
S&P Global, Inc.	203,808	71,192,172
Sanofi SA	83,045	7,541,003
Schlumberger Ltd.	1,760,431	97,985,589
TOTAL UNITED STATES OF AMERICA		947,193,829
Zambia - 0.3%
First Quantum Minerals Ltd.	2,024,871	23,464,703
TOTAL COMMON STOCKS (Cost $6,020,585,957)		8,081,302,175

Preferred Stocks - 0.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
Estonia - 0.1%
Bolt Technology OU Series E (a)(c)(e)	79,275	9,362,784
United States of America - 0.4%
Wasabi Holdings, Inc. Series C (a)(c)(e)	2,976,172	34,077,169
TOTAL CONVERTIBLE PREFERRED STOCKS		43,439,953
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (a)(c)(e)	15,316	562,181
TOTAL PREFERRED STOCKS (Cost $59,932,348)		44,002,134

Money Market Funds - 6.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	345,612,227	345,681,349
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	221,650,814	221,672,979
TOTAL MONEY MARKET FUNDS (Cost $567,353,371)		567,354,328

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $6,647,871,676)	8,692,658,637
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(222,409,326)
NET ASSETS - 100.0%	8,470,249,311

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $54,284,712 or 0.6% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $74,960,950 or 0.9% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	20,595,368

Kry International AB	5/14/21	1,151,345

Kry International AB Series E	5/14/21	7,002,062

Starling Bank Ltd. Series D	6/18/21	15,440,896

Wasabi Holdings, Inc. Series C	3/31/21	32,334,918

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	378,167,562	1,123,710,015	1,156,196,228	14,349,457	-	-	345,681,349	0.8%
Fidelity Securities Lending Cash Central Fund 5.40%	172,610,171	1,623,124,259	1,574,061,451	1,021,302	-	-	221,672,979	0.9%
Total	550,777,733	2,746,834,274	2,730,257,679	15,370,759	-	-	567,354,328

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	30,976,183	-	30,976,183	-
Consumer Discretionary	740,526,194	207,729,494	532,796,700	-
Consumer Staples	467,510,240	170,516,278	296,993,962	-
Energy	490,707,820	331,869,197	158,838,623	-
Financials	2,020,677,175	826,092,761	1,163,722,904	30,861,510
Health Care	832,338,984	232,461,285	599,877,699	-
Industrials	1,662,166,730	902,930,130	759,236,600	-
Information Technology	1,199,809,633	648,792,006	506,918,183	44,099,444
Materials	644,176,470	380,042,182	264,134,288	-
Real Estate	36,414,880	19,716,104	16,698,776	-

Money Market Funds	567,354,328	567,354,328	-	-
Total Investments in Securities:	8,692,658,637	4,287,503,765	4,330,193,918	74,960,954
Fidelity® Diversified International Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $212,294,420) - See accompanying schedule:
Unaffiliated issuers (cost $6,080,518,305)	$8,125,304,309
Fidelity Central Funds (cost $567,353,371)	567,354,328

Total Investment in Securities (cost $6,647,871,676)		$8,692,658,637
Foreign currency held at value (cost $6,259,242)		6,224,276
Receivable for investments sold		21,732,583
Receivable for fund shares sold		4,340,272
Dividends receivable		16,528,263
Reclaims receivable		32,362,582
Distributions receivable from Fidelity Central Funds		1,382,493
Prepaid expenses		13,356
Other receivables		1,446,540
Total assets		8,776,689,002
Liabilities
Payable for investments purchased	$9,188,184
Payable for fund shares redeemed	58,943,232
Accrued management fee	2,735,794
Other affiliated payables	1,190,379
Other payables and accrued expenses	12,709,123
Collateral on securities loaned	221,672,979
Total Liabilities		306,439,691
Net Assets		$8,470,249,311
Net Assets consist of:
Paid in capital		$6,132,643,899
Total accumulated earnings (loss)		2,337,605,412
Net Assets		$8,470,249,311

Net Asset Value and Maximum Offering Price
Diversified International :
Net Asset Value, offering price and redemption price per share ($7,407,098,489 ÷ 196,837,314 shares)		$37.63
Class K :
Net Asset Value, offering price and redemption price per share ($1,063,150,822 ÷ 28,294,923 shares)		$37.57

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$201,773,151
Income from Fidelity Central Funds (including $1,021,302 from security lending)		15,370,759
Income before foreign taxes withheld		$217,143,910
Less foreign taxes withheld		(20,267,828)
Total Income		196,876,082
Expenses
Management fee
Basic fee	$60,921,458
Performance adjustment	(16,733,518)
Transfer agent fees	12,883,023
Accounting fees	1,675,465
Custodian fees and expenses	689,416
Independent trustees' fees and expenses	54,672
Registration fees	91,740
Audit	147,081
Legal	9,397
Miscellaneous	45,289
Total expenses before reductions	59,784,023
Expense reductions	(570,294)
Total expenses after reductions		59,213,729
Net Investment income (loss)		137,662,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,642,253)	287,423,473
Redemptions in-kind	127,948,104
Foreign currency transactions	(1,221,539)
Total net realized gain (loss)		414,150,038
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $4,528,945)	525,555,117
Assets and liabilities in foreign currencies	2,405,657
Total change in net unrealized appreciation (depreciation)		527,960,774
Net gain (loss)		942,110,812
Net increase (decrease) in net assets resulting from operations		$1,079,773,165
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$137,662,353	$92,319,482
Net realized gain (loss)	414,150,038	665,262,947
Change in net unrealized appreciation (depreciation)	527,960,774	(4,726,389,174)
Net increase (decrease) in net assets resulting from operations	1,079,773,165	(3,968,806,745)
Distributions to shareholders	(123,021,576)	(1,395,065,915)

Share transactions - net increase (decrease)	(1,113,876,746)	(845,248,874)

Total increase (decrease) in net assets	(157,125,157)	(6,209,121,534)

Net Assets
Beginning of period	8,627,374,468	14,836,496,002
End of period	$8,470,249,311	$8,627,374,468

Financial Highlights
Fidelity® Diversified International Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.99	$53.38	$41.61	$38.67	$35.72
Income from Investment Operations
Net investment income (loss) A,B	.57	.33	.16	.10	.50
Net realized and unrealized gain (loss)	3.56	(14.58)	12.07	3.37	4.77
Total from investment operations	4.13	(14.25)	12.23	3.47	5.27
Distributions from net investment income	(.14)	(.57)	(.02)	(.53)	(.43)
Distributions from net realized gain	(.35)	(4.57)	(.45)	-	(1.89)
Total distributions	(.49)	(5.14)	(.46) C	(.53)	(2.32)
Net asset value, end of period	$37.63	$33.99	$53.38	$41.61	$38.67
Total Return D	12.15%	(29.36)%	29.58%	9.07%	16.02%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.65%	.99%	1.01%	1.05%	.75%
Expenses net of fee waivers, if any	.65%	.99%	1.01%	1.05%	.75%
Expenses net of all reductions	.65%	.99%	1.01%	1.04%	.75%
Net investment income (loss)	1.45%	.80%	.32%	.26%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$7,407,098	$7,230,515	$11,529,722	$9,419,192	$8,734,682
Portfolio turnover rate G,H	22%	20%	29%	29%	37%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Diversified International Fund Class K

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.94	$53.32	$41.56	$38.61	$35.68
Income from Investment Operations
Net investment income (loss) A,B	.61	.38	.21	.15	.55
Net realized and unrealized gain (loss)	3.56	(14.58)	12.06	3.37	4.74
Total from investment operations	4.17	(14.20)	12.27	3.52	5.29
Distributions from net investment income	(.19)	(.62)	(.06)	(.57)	(.47)
Distributions from net realized gain	(.35)	(4.57)	(.45)	-	(1.89)
Total distributions	(.54)	(5.18) C	(.51)	(.57)	(2.36)
Net asset value, end of period	$37.57	$33.94	$53.32	$41.56	$38.61
Total Return D	12.29%	(29.31)%	29.71%	9.22%	16.14%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.54%	.88%	.91%	.94%	.63%
Expenses net of fee waivers, if any	.54%	.88%	.91%	.94%	.63%
Expenses net of all reductions	.54%	.88%	.91%	.93%	.63%
Net investment income (loss)	1.56%	.91%	.42%	.38%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$1,063,151	$1,396,859	$3,306,774	$3,761,267	$4,246,651
Portfolio turnover rate G,H	22%	20%	29%	29%	37%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Diversified International Fund	$1,190,235

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,388,380,898
Gross unrealized depreciation	(426,032,052)
Net unrealized appreciation (depreciation)	$1,962,348,846
Tax Cost	$6,730,309,791

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$149,050,159
Undistributed long-term capital gain	$239,619,867
Net unrealized appreciation (depreciation) on securities and other investments	$1,960,855,851

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$36,550,051	$ 156,793,723
Long-term Capital Gains	86,471,525	1,238,272,192
Total	$123,021,576	$ 1,395,065,915

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	1,959,691,879	2,671,442,980

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Diversified International Fund	9,154,362	127,948,104	353,583,024	Diversified International and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Diversified International Fund	26,571,800	431,418,900	1,092,083,654	Diversified International and Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$ 12,288,952.15
Class K	594,071.04
	$ 12,883,023
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Fidelity Diversified International Fund	0.1519%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Diversified International Fund	.02
During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Diversified International Fund	0.0173%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International Fund	$ 2,386

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International Fund	37,949,420	105,784,317	19,141,388

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Diversified International Fund	$17,026

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International Fund	$110,034	$-	$-

8.Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,146.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $568,148.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Diversified International Fund
Distributions to shareholders
Diversified International	$ 101,421,493	$1,090,192,506
Class K	21,600,083	304,873,409
Total	$ 123,021,576	$1,395,065,915

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Diversified International Fund
Diversified International
Shares sold	9,925,175	48,845,163	$388,397,522	$1,865,951,127
Reinvestment of distributions	2,350,798	20,838,853	87,708,207	979,217,736
Shares redeemed	(28,189,272)	(72,908,948)	(1,089,796,435)	(2,840,874,254)
Net increase (decrease)	(15,913,299)	(3,224,932)	$(613,690,706)	$4,294,609
Class K
Shares sold	5,103,356	7,508,397	$201,187,282	$323,341,358
Reinvestment of distributions	580,051	6,500,350	21,589,508	304,736,401
Shares redeemed	(18,542,037)	(34,873,914)	(722,962,830)	(1,477,621,242)
Net increase (decrease)	(12,858,630)	(20,865,167)	$(500,186,040)	$(849,543,483)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	19%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Diversified International Fund	25%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® International Capital Appreciation Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	15.89%	7.21%	6.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Fidelity® International Capital Appreciation Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Sammy Simnegar:
For the fiscal year ending October 31, 2023, the fund gained 15.89%, versus 12.27% for the benchmark MSCI All Country World ex USA (Net MA) Index. From a regional standpoint, stock picks and an overweight in Europe ex-U.K., along with an underweight in emerging markets and security selection in Canada, meaningfully aided the fund's performance versus the benchmark. By sector, investment choices in consumer discretionary contributed most on a relative basis. Picks among health care stocks also boosted relative performance. The top individual relative contributor was an overweight stake in ASM International (+85%), followed by outsized exposure to Novo-Nordisk (+78%), one of our biggest holdings this period. A larger-than-benchmark position in Ferrari (+55%) was another plus. In contrast, on a regional basis, stock selection and a notable underweight in Japan, in addition to subpar picks and an overweight in the U.K., detracted from the fund's relative result. By sector, picks among industrials and financials stocks meaningfully detracted this period. The fund's stake in Brookfield returned approximately -28% and was the largest individual relative detractor. A non-benchmark stake in SolarEdge Technologies (-19%) pressured relative performance as well. Untimely ownership of Siemens (-20%) also detracted. Neither SolarEdge Technologies nor Siemens was held by the fund at period end. Notable changes in positioning include increased exposure to equity markets in India and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to financials and materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.3
L'Oreal SA (France, Personal Care Products)	2.0
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.9
Dassault Systemes SA (France, Software)	1.8
Keyence Corp. (Japan, Electronic Equipment, Instruments & Components)	1.8
Air Liquide SA (France, Chemicals)	1.8
22.9

Market Sectors (% of Fund's net assets)

Information Technology	22.9
Industrials	21.8
Financials	18.2
Consumer Discretionary	13.8
Health Care	8.1
Materials	7.8
Consumer Staples	5.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® International Capital Appreciation Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
Brazil - 1.4%
MercadoLibre, Inc. (a)	48,228	59,838,409
Canada - 10.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,357,290	73,886,297
Brookfield Asset Management Ltd. Class A (b)	1,843,417	52,850,765
Canadian National Railway Co.	586,762	62,084,434
Canadian Pacific Kansas City Ltd.	933,592	66,285,537
CGI, Inc. Class A (sub. vtg.) (a)	557,228	53,796,059
Constellation Software, Inc.	36,392	72,954,840
Constellation Software, Inc. warrants 8/22/28 (a)(c)	38,399	3
Thomson Reuters Corp.	521,364	62,450,892
TOTAL CANADA		444,308,827
China - 1.6%
PDD Holdings, Inc. ADR (a)	664,604	67,404,138
Denmark - 4.5%
DSV A/S	437,715	65,281,046
Novo Nordisk A/S Series B	1,282,051	123,687,455
TOTAL DENMARK		188,968,501
France - 12.9%
Air Liquide SA	434,455	74,444,843
Capgemini SA	372,710	65,868,587
Dassault Systemes SA	1,845,785	76,034,104
Hermes International SCA	38,106	70,946,999
L'Oreal SA	194,414	81,718,176
LVMH Moet Hennessy Louis Vuitton SE	141,950	101,626,345
Safran SA	421,129	65,788,581
TOTAL FRANCE		536,427,635
Germany - 2.3%
Infineon Technologies AG	2,101,868	61,396,028
SAP SE	256,700	34,431,770
TOTAL GERMANY		95,827,798
India - 9.7%
Axis Bank Ltd.	5,099,761	60,158,346
HCL Technologies Ltd.	4,636,090	71,089,206
HDFC Bank Ltd.	4,005,072	71,047,035
ICICI Bank Ltd.	6,522,067	71,733,170
ITC Ltd.	11,720,634	60,314,509
Larsen & Toubro Ltd.	1,911,402	67,243,975
TOTAL INDIA		401,586,241
Indonesia - 1.5%
PT Bank Central Asia Tbk	115,323,884	63,534,310
Ireland - 1.5%
Kingspan Group PLC (Ireland)	921,677	61,907,374
Italy - 1.7%
Ferrari NV (Italy)	228,600	69,057,214
Japan - 6.3%
Hoya Corp.	494,618	47,616,193
Keyence Corp.	194,762	75,396,015
Shin-Etsu Chemical Co. Ltd.	2,224,286	66,513,666
Tokyo Electron Ltd.	556,477	73,531,587
TOTAL JAPAN		263,057,461
Netherlands - 6.0%
ASM International NV (Netherlands)	161,306	66,308,356
ASML Holding NV (Netherlands)	184,742	111,052,187
Wolters Kluwer NV	568,329	72,823,353
TOTAL NETHERLANDS		250,183,896
Sweden - 1.6%
Atlas Copco AB (A Shares)	5,028,172	65,109,908
Switzerland - 5.0%
Compagnie Financiere Richemont SA Series A	609,054	71,853,460
Sika AG	260,477	62,109,010
UBS Group AG	3,077,601	71,793,210
TOTAL SWITZERLAND		205,755,680
Taiwan - 3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	8,036,949	131,162,522
United Kingdom - 10.1%
Ashtead Group PLC	1,030,566	58,922,372
AstraZeneca PLC (United Kingdom)	754,541	94,471,364
BAE Systems PLC	3,619,154	48,664,527
Compass Group PLC	2,945,117	74,250,482
London Stock Exchange Group PLC	630,096	63,573,596
RELX PLC (London Stock Exchange)	2,283,162	79,745,633
TOTAL UNITED KINGDOM		419,627,974
United States of America - 17.9%
Aon PLC	20,564	6,362,502
AutoZone, Inc. (a)	23,885	59,166,250
Linde PLC	180,297	68,902,302
Marsh & McLennan Companies, Inc.	321,820	61,033,163
Martin Marietta Materials, Inc.	125,232	51,212,374
MasterCard, Inc. Class A	146,900	55,285,815
Moody's Corp.	202,892	62,490,736
NVIDIA Corp.	140,244	57,191,503
S&P Global, Inc.	169,404	59,174,511
Schneider Electric SA	475,402	73,144,055
UnitedHealth Group, Inc.	133,101	71,283,572
Visa, Inc. Class A	248,743	58,479,479
Waste Connections, Inc. (Canada)	458,899	59,419,437
TOTAL UNITED STATES OF AMERICA		743,145,699
TOTAL COMMON STOCKS (Cost $3,280,844,393)		4,066,903,587

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	69,937,147	69,951,135
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	12,704,955	12,706,225
TOTAL MONEY MARKET FUNDS (Cost $82,657,360)		82,657,360

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $3,363,501,753)	4,149,560,947
NET OTHER ASSETS (LIABILITIES) - 0.1%	2,754,780
NET ASSETS - 100.0%	4,152,315,727

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	44,808,754	1,237,996,723	1,212,854,342	2,239,788	-	-	69,951,135	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	10,588,050	935,687,674	933,569,499	92,024	-	-	12,706,225	0.1%
Total	55,396,804	2,173,684,397	2,146,423,841	2,331,812	-	-	82,657,360

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	574,143,297	326,413,010	247,730,287	-
Consumer Staples	215,918,982	73,886,297	142,032,685	-
Financials	757,516,638	427,470,181	330,046,457	-
Health Care	337,058,584	71,283,572	265,775,012	-
Industrials	908,871,124	509,174,445	399,696,679	-
Information Technology	950,212,767	250,250,758	699,962,006	3
Materials	323,182,195	182,223,686	140,958,509	-

Money Market Funds	82,657,360	82,657,360	-	-
Total Investments in Securities:	4,149,560,947	1,923,359,309	2,226,201,635	3
Fidelity® International Capital Appreciation Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,244,957) - See accompanying schedule:
Unaffiliated issuers (cost $3,280,844,393)	$4,066,903,587
Fidelity Central Funds (cost $82,657,360)	82,657,360

Total Investment in Securities (cost $3,363,501,753)		$4,149,560,947
Cash		1,954,516
Foreign currency held at value (cost $519,895)		519,771
Receivable for investments sold		28,089,025
Receivable for fund shares sold		2,927,320
Dividends receivable		1,914,749
Reclaims receivable		6,490,152
Distributions receivable from Fidelity Central Funds		320,006
Prepaid expenses		6,220
Other receivables		1,869,881
Total assets		4,193,652,587
Liabilities
Payable for investments purchased	$14,123,226
Payable for fund shares redeemed	4,571,651
Accrued management fee	1,671,389
Other affiliated payables	697,198
Other payables and accrued expenses	7,567,171
Collateral on securities loaned	12,706,225
Total Liabilities		41,336,860
Net Assets		$4,152,315,727
Net Assets consist of:
Paid in capital		$3,701,772,503
Total accumulated earnings (loss)		450,543,224
Net Assets		$4,152,315,727
Net Asset Value, offering price and redemption price per share ($4,152,315,727 ÷ 183,715,394 shares)		$22.60

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$57,347,101
Foreign Tax Reclaims		4,160,355
Income from Fidelity Central Funds (including $92,024 from security lending)		2,331,812
Income before foreign taxes withheld		$63,839,268
Less foreign taxes withheld		(8,926,310)
Total Income		54,912,958
Expenses
Management fee
Basic fee	$29,178,011
Performance adjustment	(3,606,338)
Transfer agent fees	6,806,238
Accounting fees	1,467,784
Custodian fees and expenses	391,550
Independent trustees' fees and expenses	24,607
Registration fees	69,403
Audit	116,027
Legal	6,849
Interest	107,651
Miscellaneous	20,378
Total expenses before reductions	34,582,160
Expense reductions	(262,852)
Total expenses after reductions		34,319,308
Net Investment income (loss)		20,593,650
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,177,119)	79,860,619
Foreign currency transactions	346,767
Total net realized gain (loss)		80,207,386
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $5,877,899)	499,077,072
Assets and liabilities in foreign currencies	459,026
Total change in net unrealized appreciation (depreciation)		499,536,098
Net gain (loss)		579,743,484
Net increase (decrease) in net assets resulting from operations		$600,337,134
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,593,650	$4,726,060
Net realized gain (loss)	80,207,386	(421,962,871)
Change in net unrealized appreciation (depreciation)	499,536,098	(1,404,871,443)
Net increase (decrease) in net assets resulting from operations	600,337,134	(1,822,108,254)
Distributions to shareholders	(1,939,358)	(482,951,298)

Share transactions
Proceeds from sales of shares	435,752,549	1,823,528,638
Reinvestment of distributions	1,625,726	405,305,190
Cost of shares redeemed	(706,723,757)	(1,952,267,374)

Net increase (decrease) in net assets resulting from share transactions	(269,345,482)	276,566,454
Total increase (decrease) in net assets	329,052,294	(2,028,493,098)

Net Assets
Beginning of period	3,823,263,433	5,851,756,531
End of period	$4,152,315,727	$3,823,263,433

Other Information
Shares
Sold	18,847,487	78,948,065
Issued in reinvestment of distributions	72,968	14,830,047
Redeemed	(31,187,640)	(87,008,238)
Net increase (decrease)	(12,267,185)	6,769,874

Financial Highlights
Fidelity® International Capital Appreciation Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.51	$30.93	$24.57	$22.41	$18.84
Income from Investment Operations
Net investment income (loss) A,B	.11	.02	(.02)	.06	.17 C
Net realized and unrealized gain (loss)	2.99	(8.86)	6.74	2.86	3.93
Total from investment operations	3.10	(8.84)	6.72	2.92	4.10
Distributions from net investment income	(.01)	-	(.05)	(.13)	(.08)
Distributions from net realized gain	-	(2.58)	(.31)	(.62)	(.45)
Total distributions	(.01)	(2.58)	(.36)	(.76) D	(.53)
Net asset value, end of period	$22.60	$19.51	$30.93	$24.57	$22.41
Total Return E	15.89%	(30.97)%	27.56%	13.35%	22.45%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.80%	.99%	1.00%	1.03%	1.01%
Expenses net of fee waivers, if any	.79%	.98%	1.00%	1.03%	1.01%
Expenses net of all reductions	.79%	.98%	1.00%	.99%	1.00%
Net investment income (loss)	.48%	.10%	(.08)%	.25%	.81% C
Supplemental Data
Net assets, end of period (000 omitted)	$4,152,316	$3,823,263	$5,851,757	$4,514,343	$3,480,765
Portfolio turnover rate H	79%	112% I	141%	135%	131% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$853,122,151
Gross unrealized depreciation	(79,493,642)
Net unrealized appreciation (depreciation)	$773,628,509
Tax Cost	$3,375,932,438

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,603,385
Capital loss carryforward	$(333,784,644)
Net unrealized appreciation (depreciation) on securities and other investments	$773,141,128

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(333,784,644)
Total capital loss carryforward	$(333,784,644)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$1,939,358	$136,649,011
Long-term Capital Gains	-	346,302,287
Total	$1,939,358	$482,951,298
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation Fund	3,337,279,852	3,631,125,524

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity International Capital Appreciation Fund	237,890	2,446,488	6,501,540

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Fidelity International Capital Appreciation Fund	0.1559%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Capital Appreciation Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Captal Appreciation Fund	0.0322%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation Fund	$ 4,191

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation Fund	Borrower	$ 22,972,657	4.82%	$107,651

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation Fund	81,775,248	191,162,086	4,959,364

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Capital Appreciation Fund	$7,759

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation Fund	$9,923	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $262,852.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity International Capital Appreciation Fund	36%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Capital Appreciation Fund	40%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Overseas Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	12.95%	5.23%	5.03%
Class K	13.06%	5.34%	5.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Fidelity® Overseas Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Vincent Montemaggiore:
For the fiscal year ending October 31, 2023, the fund's share classes gained about 13%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, security selection in Europe ex U.K., primarily in France, and stock picking and an underweight in Japan meaningfully detracted from the fund's relative result. By sector, security selection detracted overall, especially within industrials and financials. The fund's outsized stake in Teleperformance returned roughly -34% and was the largest individual relative detractor. Teleperformance was not held at period end. A second notable relative detractor was our overweight stake in Olympus (-24%). Olympus was not held at period end. An overweight in Rentokil Initial (-17%) also detracted. In contrast, from a regional standpoint, underweighting the lagging Asia-Pacific ex-Japan area notably bolstered the fund's relative result. A non-benchmark allocation to Canada and an overweight in Europe ex the U.K. also contributed to the fund's performance versus the benchmark. By sector, the biggest contributors to performance versus the benchmark were stock selection and an overweight in information technology. An underweight in communication services also boosted the fund's relative performance. The top individual relative contributor was an overweight in ASM International (+89%). A non-benchmark stake in Constellation Software gained 41% and was the second-largest relative contributor. An overweight in Safran (+41%) also helped. Safran was among the fund's largest holdings at period end. Notable changes in positioning include increased exposure to the information technology and materials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.5
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.1
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	2.0
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.9
Diageo PLC (United Kingdom, Beverages)	1.9
Wolters Kluwer NV (Netherlands, Professional Services)	1.9
Safran SA (France, Aerospace & Defense)	1.8
23.2

Market Sectors (% of Fund's net assets)

Financials	22.5
Industrials	19.6
Information Technology	15.1
Health Care	14.1
Consumer Discretionary	9.3
Consumer Staples	6.7
Materials	6.3
Energy	2.1
Real Estate	1.0
Communication Services	0.5

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Overseas Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 0.2%
Flutter Entertainment PLC (a)	106,174	16,653,798
Bailiwick of Jersey - 0.3%
JTC PLC (b)	3,047,000	23,646,695
Belgium - 0.6%
Azelis Group NV	1,024,000	17,444,260
KBC Group NV	520,590	28,588,403
TOTAL BELGIUM		46,032,663
Canada - 2.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,328,700	72,329,953
Constellation Software, Inc.	58,500	117,274,624
Constellation Software, Inc. warrants 8/22/28 (a)(c)	62,100	4
Lumine Group, Inc.	178,222	2,241,350
TOTAL CANADA		191,845,931
China - 0.0%
Chervon Holdings Ltd.	699,700	1,723,396
Denmark - 5.2%
Carlsberg A/S Series B	319,300	38,052,008
DSV A/S	721,200	107,560,149
Novo Nordisk A/S Series B	2,491,100	240,331,950
TOTAL DENMARK		385,944,107
Finland - 1.0%
Nordea Bank Abp	7,207,600	75,740,673
France - 15.3%
Air Liquide SA	681,329	116,747,258
ALTEN	516,656	60,844,784
Antin Infrastructure Partners SA	198,900	2,365,526
Capgemini SA	632,933	111,857,483
Edenred SA	1,816,979	96,588,685
EssilorLuxottica SA	630,413	113,823,704
L'Oreal SA	258,900	108,823,622
LVMH Moet Hennessy Louis Vuitton SE	257,242	184,167,412
Pernod Ricard SA	259,700	46,027,085
Safran SA	824,300	128,771,772
TotalEnergies SE	2,349,144	157,057,853
TOTAL FRANCE		1,127,075,184
Germany - 8.0%
Allianz SE	451,601	105,784,167
Deutsche Borse AG	566,391	93,225,954
Hannover Reuck SE	490,700	108,151,374
Infineon Technologies AG	2,405,100	70,253,501
Merck KGaA	582,900	87,796,709
SAP SE	371,900	49,883,814
Siemens Healthineers AG (b)	1,543,600	75,653,676
TOTAL GERMANY		590,749,195
India - 1.7%
HCL Technologies Ltd.	2,147,200	32,924,888
HDFC Bank Ltd.	5,242,200	92,992,777
TOTAL INDIA		125,917,665
Indonesia - 0.6%
PT Bank Central Asia Tbk	80,843,700	44,538,464
Ireland - 0.9%
Kingspan Group PLC (Ireland)	963,300	64,703,115
Italy - 3.2%
FinecoBank SpA	4,669,000	54,911,089
GVS SpA (a)(b)	528,100	2,358,063
Industrie de Nora SpA	363,000	5,119,924
Recordati SpA	1,698,130	78,340,103
UniCredit SpA	3,759,700	94,254,233
TOTAL ITALY		234,983,412
Japan - 12.8%
Bandai Namco Holdings, Inc.	1,201,900	24,901,585
BayCurrent Consulting, Inc.	674,900	16,944,549
Capcom Co. Ltd.	1,162,600	37,423,313
FUJIFILM Holdings Corp.	1,033,900	56,552,060
Hoya Corp.	892,600	85,929,371
Iriso Electronics Co. Ltd.	501,900	11,849,071
Misumi Group, Inc.	1,737,300	26,300,400
NOF Corp.	941,400	37,139,119
Persol Holdings Co. Ltd.	23,853,000	35,765,568
Relo Group, Inc.	1,741,700	17,267,358
Shin-Etsu Chemical Co. Ltd.	2,809,700	84,019,523
Sony Group Corp.	1,493,900	124,201,182
Sumitomo Mitsui Financial Group, Inc.	2,247,600	108,352,254
Suzuki Motor Corp.	1,480,500	57,461,184
TIS, Inc.	1,260,200	26,986,998
Tokio Marine Holdings, Inc.	5,470,100	122,378,368
Tokyo Electron Ltd.	513,500	67,852,705
TOTAL JAPAN		941,324,608
Netherlands - 7.0%
ASM International NV (Netherlands)	157,700	64,826,030
ASML Holding NV (Netherlands)	380,300	228,606,092
IMCD NV	622,424	74,749,605
Topicus.Com, Inc. (a)	122,288	8,052,005
Wolters Kluwer NV	1,091,521	139,863,036
TOTAL NETHERLANDS		516,096,768
Spain - 0.6%
Amadeus IT Holding SA Class A	708,757	40,361,544
Sweden - 3.4%
Addlife AB	2,778,272	18,094,627
AddTech AB (B Shares)	3,841,696	56,236,142
Atlas Copco AB (A Shares)	7,402,144	95,850,523
Indutrade AB	4,506,101	79,586,275
Kry International AB (a)(c)(d)	2,787	102,298
TOTAL SWEDEN		249,869,865
Switzerland - 4.9%
Compagnie Financiere Richemont SA Series A	824,946	97,323,431
Julius Baer Group Ltd.	1,345,884	79,759,376
Partners Group Holding AG	69,820	73,438,989
Sika AG	457,592	109,109,773
TOTAL SWITZERLAND		359,631,569
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,697,000	44,014,878
United Kingdom - 16.3%
3i Group PLC	3,146,600	74,189,245
AstraZeneca PLC (United Kingdom)	1,667,000	208,714,655
BAE Systems PLC	6,926,800	93,140,399
Beazley PLC	2,551,229	15,954,086
Compass Group PLC	5,616,398	141,597,179
Diageo PLC	3,736,300	141,292,014
Diploma PLC	1,567,295	54,139,211
Halma PLC	1,719,700	38,564,363
Hiscox Ltd.	2,323,213	26,486,768
London Stock Exchange Group PLC	1,009,000	101,803,151
RELX PLC (London Stock Exchange)	4,282,200	149,567,464
Rentokil Initial PLC	10,456,515	53,249,706
Sage Group PLC	5,866,300	69,205,666
Volution Group PLC	7,215,267	31,799,281
TOTAL UNITED KINGDOM		1,199,703,188
United States of America - 12.0%
CBRE Group, Inc. (a)	855,800	59,341,172
CDW Corp.	256,000	51,302,400
Experian PLC	2,207,000	66,821,029
Ferguson PLC	534,500	80,102,834
Fiserv, Inc. (a)	154,400	17,563,000
ICON PLC (a)	325,200	79,335,792
Linde PLC	312,600	119,463,216
Marsh & McLennan Companies, Inc.	640,200	121,413,930
Nestle SA (Reg. S)	815,550	87,947,918
S&P Global, Inc.	269,805	94,245,585
Schneider Electric SA	393,000	60,465,908
Thermo Fisher Scientific, Inc.	111,500	49,591,855
TOTAL UNITED STATES OF AMERICA		887,594,639
TOTAL COMMON STOCKS (Cost $5,789,905,828)		7,168,151,357

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
Sweden - 0.0%
Kry International AB Series E (a)(c)(d) (Cost $7,360,943)	16,101	590,995

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $150,881,981)	150,851,810	150,881,981

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $5,948,148,752)	7,319,624,333
NET OTHER ASSETS (LIABILITIES) - 0.8%	57,522,400
NET ASSETS - 100.0%	7,377,146,733

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $101,658,434 or 1.4% of net assets.

(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $693,293 or 0.0% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	1,210,410

Kry International AB Series E	5/14/21	7,360,943

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	214,978,741	1,425,901,464	1,489,998,224	5,108,119	-	-	150,881,981	0.3%
Fidelity Securities Lending Cash Central Fund 5.40%	17,314,388	1,014,312,343	1,031,626,731	739,822	-	-	-	0.0%
Total	232,293,129	2,440,213,807	2,521,624,955	5,847,941	-	-	150,881,981

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	37,423,313	-	37,423,313	-
Consumer Discretionary	688,390,711	57,015,342	631,375,369	-
Consumer Staples	494,472,600	118,357,038	376,115,562	-
Energy	157,057,853	-	157,057,853	-
Financials	1,656,372,792	739,094,803	917,277,989	-
Health Care	1,037,612,442	502,636,466	534,975,976	-
Industrials	1,440,539,213	780,482,924	660,056,289	-
Information Technology	1,113,786,009	412,311,222	700,781,490	693,297
Materials	466,478,889	228,572,989	237,905,900	-
Real Estate	76,608,530	59,341,172	17,267,358	-

Money Market Funds	150,881,981	150,881,981	-	-
Total Investments in Securities:	7,319,624,333	3,048,693,937	4,270,237,099	693,297
Fidelity® Overseas Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,797,266,771)	$7,168,742,352
Fidelity Central Funds (cost $150,881,981)	150,881,981

Total Investment in Securities (cost $5,948,148,752)		$7,319,624,333
Foreign currency held at value (cost $1,775,737)		1,775,736
Receivable for investments sold		32,257,315
Receivable for fund shares sold		5,879,269
Dividends receivable		9,977,434
Reclaims receivable		28,776,767
Distributions receivable from Fidelity Central Funds		690,792
Prepaid expenses		11,041
Other receivables		254,858
Total assets		7,399,247,545
Liabilities
Payable for investments purchased	$7,810,626
Payable for fund shares redeemed	8,128,782
Accrued management fee	2,623,425
Other affiliated payables	1,042,306
Deferred taxes	2,079,693
Other payables and accrued expenses	415,980
Total Liabilities		22,100,812
Net Assets		$7,377,146,733
Net Assets consist of:
Paid in capital		$6,016,502,669
Total accumulated earnings (loss)		1,360,644,064
Net Assets		$7,377,146,733

Net Asset Value and Maximum Offering Price
Overseas :
Net Asset Value, offering price and redemption price per share ($6,684,862,461 ÷ 128,084,466 shares)		$52.19
Class K :
Net Asset Value, offering price and redemption price per share ($692,284,272 ÷ 13,284,821 shares)		$52.11

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$158,274,364
Foreign Tax Reclaims		11,016,295
Income from Fidelity Central Funds (including $739,822 from security lending)		5,847,941
Income before foreign taxes withheld		$175,138,600
Less foreign taxes withheld		(24,141,257)
Total Income		150,997,343
Expenses
Management fee
Basic fee	$50,289,138
Performance adjustment	(7,837,589)
Transfer agent fees	10,864,794
Accounting fees	1,608,300
Custodian fees and expenses	301,780
Independent trustees' fees and expenses	44,391
Registration fees	125,467
Audit	125,012
Legal	7,951
Interest	7,793
Miscellaneous	36,667
Total expenses before reductions	55,573,704
Expense reductions	(471,441)
Total expenses after reductions		55,102,263
Net Investment income (loss)		95,895,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $39,393)	179,547,434
Foreign currency transactions	(696,912)
Total net realized gain (loss)		178,850,522
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $499,581)	586,673,000
Assets and liabilities in foreign currencies	1,737,844
Total change in net unrealized appreciation (depreciation)		588,410,844
Net gain (loss)		767,261,366
Net increase (decrease) in net assets resulting from operations		$863,156,446
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,895,080	$74,612,993
Net realized gain (loss)	178,850,522	(261,677,190)
Change in net unrealized appreciation (depreciation)	588,410,844	(3,015,457,116)
Net increase (decrease) in net assets resulting from operations	863,156,446	(3,202,521,313)
Distributions to shareholders	(57,098,273)	(471,071,500)

Share transactions - net increase (decrease)	(224,690,399)	(103,633,659)

Total increase (decrease) in net assets	581,367,774	(3,777,226,472)

Net Assets
Beginning of period	6,795,778,959	10,573,005,431
End of period	$7,377,146,733	$6,795,778,959

Financial Highlights
Fidelity® Overseas Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$46.55	$69.79	$50.91	$49.51	$46.04
Income from Investment Operations
Net investment income (loss) A,B	.67	.47	.21	.13	.77
Net realized and unrealized gain (loss)	5.36	(20.64)	18.98	1.97	5.12
Total from investment operations	6.03	(20.17)	19.19	2.10	5.89
Distributions from net investment income	(.39)	(.20)	(.11)	(.70)	(.68)
Distributions from net realized gain	-	(2.87)	(.21)	-	(1.74)
Total distributions	(.39)	(3.07)	(.31) C	(.70)	(2.42)
Net asset value, end of period	$52.19	$46.55	$69.79	$50.91	$49.51
Total Return D	12.95%	(30.12)%	37.83%	4.25%	13.78%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.95%	.99%	1.04%	.90%
Expenses net of fee waivers, if any	.72%	.95%	.98%	1.04%	.90%
Expenses net of all reductions	.72%	.94%	.98%	1.03%	.89%
Net investment income (loss)	1.23%	.84%	.33%	.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$6,684,862	$6,175,776	$8,981,609	$6,160,617	$6,182,831
Portfolio turnover rate G	34%	25%	30% H	41%	46% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Overseas Fund Class K

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$46.48	$69.68	$50.83	$49.43	$45.98
Income from Investment Operations
Net investment income (loss) A,B	.73	.54	.27	.19	.82
Net realized and unrealized gain (loss)	5.34	(20.60)	18.95	1.96	5.11
Total from investment operations	6.07	(20.06)	19.22	2.15	5.93
Distributions from net investment income	(.44)	(.26)	(.16)	(.75)	(.73)
Distributions from net realized gain	-	(2.87)	(.21)	-	(1.74)
Total distributions	(.44)	(3.14) C	(.37)	(.75)	(2.48) C
Net asset value, end of period	$52.11	$46.48	$69.68	$50.83	$49.43
Total Return D	13.06%	(30.04)%	37.97%	4.36%	13.90%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.62%	.84%	.89%	.94%	.78%
Expenses net of fee waivers, if any	.61%	.84%	.88%	.93%	.78%
Expenses net of all reductions	.61%	.84%	.88%	.93%	.77%
Net investment income (loss)	1.34%	.94%	.43%	.38%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$692,284	$620,003	$1,591,397	$1,022,402	$1,040,002
Portfolio turnover rate G	34%	25%	30% H	41%	46% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Overseas Fund	$254,830

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,703,975,178
Gross unrealized depreciation	(344,457,061)
Net unrealized appreciation (depreciation)	$1,359,518,117
Tax Cost	$5,960,106,216

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$89,078,628
Capital loss carryforward	$(84,908,134)
Net unrealized appreciation (depreciation) on securities and other investments	$1,358,727,494

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(84,908,134)
Total capital loss carryforward	$(84,908,134)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$57,098,273	$57,969,693
Long-term Capital Gains	-	413,101,807
Total	$57,098,273	$471,071,500

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	2,550,277,768	2,684,297,635

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Overseas Fund as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$ 10,602,894.15
Class K	261,900.04
	$ 10,864,794
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Fidelity Overseas Fund	0.1476%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Overseas Fund	.02

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Overseas Fund	0.0199%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Overseas Fund	$ 1,076

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Overseas Fund	Borrower	$ 32,348,500	4.34%	$7,793

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Overseas Fund	61,906,786	139,759,630	(11,613,431)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Overseas Fund	$13,914
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Overseas Fund	$78,664	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $942.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $470,499.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Overseas Fund
Distributions to shareholders
Overseas	$ 51,233,808	$398,074,722
Class K	5,864,465	72,996,778
Total	$ 57,098,273	$ 471,071,500

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Overseas Fund
Overseas
Shares sold	10,936,067	40,345,843	$596,408,589	$2,183,494,857
Reinvestment of distributions	849,241	5,519,644	44,738,039	355,685,872
Shares redeemed	(16,363,021)	(41,890,883)	(880,663,957)	(2,190,097,209)
Net increase (decrease)	(4,577,713)	3,974,604	$(239,517,329)	$349,083,520
Class K
Shares sold	5,973,191	4,842,077	$340,532,508	$287,643,692
Reinvestment of distributions	111,598	1,135,606	5,864,465	72,996,779
Shares redeemed	(6,139,595)	(15,475,778)	(331,570,043)	(813,357,650)
Net increase (decrease)	(54,806)	(9,498,095)	$14,826,930	$(452,717,179)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Overseas Fund	29%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Overseas Fund	48%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Fidelity® Worldwide Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.26%	7.20%	7.20%
Class M (incl. 3.50% sales charge)	6.53%	7.43%	7.15%
Class C (incl. contingent deferred sales charge)	8.76%	7.63%	7.16%
Fidelity® Worldwide Fund	10.95%	8.79%	8.16%
Class I	10.97%	8.78%	8.13%
Class Z	11.10%	8.92%	8.20%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund, on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Fidelity® Worldwide Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities gained 10.91% for the 12 months ending October 31, 2023, according to the MSCI All Country World Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -18.07% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 18.36% year to date through July, including gains in June (+5.83%) and July (+3.68%). The rally for international equities sputtered for the next three months (-9.54%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds, and particularly weak economic conditions in the eurozone and China. Still, the three-month decline left global stocks up 7.07% year to date through October. Currency fluctuation also bolstered non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin, while the U.S. middled (+10%). All but three of 11 sectors advanced, with information technology (+29%) and communication services (+27%) leading. Conversely, the real estate sector (-3%) lagged most, followed by health care and utilities (-1% each).
Comments from Co-Managers Stephen DuFour and Andrew Sergeant:
For the fiscal year ending October 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 10% to 11%, versus 10.93% for the benchmark MSCI World Net MA Index. From a regional standpoint, security selection in the United States and an overweight in Europe ex U.K., primarily in Switzerland, contributed to the fund's performance versus the benchmark. By sector, market selection was the primary contributor, with underweight positions in consumer staples and energy helping most. Stock selection in communication services and health care - primarily within the pharmaceuticals, biotechnology & life sciences industry - also notably boosted relative performance. The top individual relative contributor was an overweight in Nvidia (+197%), a stock which was the fund's third-largest holding at period end. The second-biggest relative contributor was an overweight in Meta Platforms (+60%), another of the fund's biggest holdings and a stake we established the past year. An overweight in Eli Lilly (+54%), also a top-five portfolio holding, further contributed. In contrast, from a regional standpoint, stock picks in Europe ex U.K. and stock selection and an overweight in the U.K. detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Also hurting our result were stock picks in information technology and utilities. The biggest individual relative detractors were overweight positions in UnitedHealth (-3%), a top-20 fund holding at period end, and Constellation Energy (-22%). We decreased our position in both UnitedHealth and Constellation Energy during the past 12 months. A stake in Northrop Grumman returned -17% and also notably hurt. Northrop Grumman was not held at period end. By country, notable changes in positioning include a higher allocation to Japan. By sector, meaningful changes include higher allocations to the communication services and energy sectors, and lower allocations to health care and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Worldwide Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp. (United States of America, Software)	6.4
Meta Platforms, Inc. Class A (United States of America, Interactive Media & Services)	5.6
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	5.3
Eli Lilly & Co. (United States of America, Pharmaceuticals)	4.7
Amazon.com, Inc. (United States of America, Broadline Retail)	4.2
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	3.8
Eaton Corp. PLC (United States of America, Electrical Equipment)	3.4
Fiserv, Inc. (United States of America, Financial Services)	3.4
Oracle Corp. (United States of America, Software)	2.7
S&P Global, Inc. (United States of America, Capital Markets)	2.4
41.9

Market Sectors (% of Fund's net assets)

Information Technology	25.4
Financials	13.7
Industrials	13.2
Consumer Discretionary	13.1
Communication Services	11.9
Health Care	10.1
Energy	5.6
Consumer Staples	2.6
Materials	1.8
Real Estate	1.0
Utilities	0.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Worldwide Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
Australia - 1.3%
Aub Group Ltd.	257,900	4,429,048
CAR Group Ltd.	544,560	9,599,102
Flutter Entertainment PLC (a)	35,700	5,599,681
Lovisa Holdings Ltd.	357,317	3,954,170
National Storage REIT unit	4,853,097	6,187,625
TOTAL AUSTRALIA		29,769,626
Austria - 0.2%
Wienerberger AG	203,600	4,941,945
Belgium - 0.4%
Azelis Group NV	231,900	3,950,512
UCB SA	60,600	4,428,187
TOTAL BELGIUM		8,378,699
Canada - 2.9%
Canada Goose Holdings, Inc. (a)	48,300	535,680
Constellation Software, Inc.	3,700	7,417,369
Constellation Software, Inc. warrants 8/22/28 (a)(b)	3,700	0
Franco-Nevada Corp.	32,900	4,002,329
PrairieSky Royalty Ltd.	2,744,700	48,194,300
Quebecor, Inc. Class B (sub. vtg.)	230,500	4,755,439
Shopify, Inc. Class A (a)	1,000	47,190
TOTAL CANADA		64,952,307
China - 1.5%
BYD Co. Ltd. (H Shares)	168,500	5,124,107
Centre Testing International Group Co. Ltd. (A Shares)	2,106,400	4,359,195
Kweichow Moutai Co. Ltd. (A Shares)	18,100	4,169,412
Tencent Holdings Ltd.	182,800	6,765,201
Trip.com Group Ltd. ADR (a)	160,600	5,460,400
ZTO Express, Inc. sponsored ADR	306,000	7,212,420
TOTAL CHINA		33,090,735
Denmark - 1.2%
Carlsberg A/S Series B	34,800	4,147,228
GN Store Nord A/S (a)	379,775	6,315,450
Novo Nordisk A/S Series B	175,400	16,921,932
TOTAL DENMARK		27,384,610
Finland - 0.5%
Nanoform Finland PLC (a)	754,800	1,269,860
Olvi Oyj (A Shares)	86,661	2,562,903
Sampo Oyj (A Shares)	159,551	6,264,944
TOTAL FINLAND		10,097,707
France - 1.6%
Dassault Aviation SA	15,500	3,075,103
L'Oreal SA	31,000	13,030,252
LVMH Moet Hennessy Louis Vuitton SE	20,927	14,982,279
Pernod Ricard SA	26,100	4,625,749
TOTAL FRANCE		35,713,383
Germany - 1.0%
DHL Group	204,311	7,946,831
Instone Real Estate Group BV (c)	332,488	1,892,714
Nexus AG	46,000	2,241,373
Stabilus Se	144,286	9,144,874
TOTAL GERMANY		21,225,792
Hong Kong - 1.2%
AIA Group Ltd.	761,327	6,611,218
Hong Kong Exchanges and Clearing Ltd.	170,174	5,953,138
Prudential PLC	1,366,086	14,284,326
TOTAL HONG KONG		26,848,682
Hungary - 0.1%
Richter Gedeon PLC	86,900	2,037,565
India - 0.0%
Pine Labs Private Ltd. (a)(b)(d)	792	248,442
Indonesia - 0.8%
PT Bank Central Asia Tbk	20,561,200	11,327,590
PT Bank Rakyat Indonesia (Persero) Tbk	21,144,000	6,611,388
TOTAL INDONESIA		17,938,978
Ireland - 0.3%
Cairn Homes PLC	3,237,500	3,797,294
Irish Residential Properties REIT PLC	3,953,167	3,806,390
TOTAL IRELAND		7,603,684
Italy - 1.0%
BFF Bank SpA (c)	1,389,790	13,345,121
Prysmian SpA	105,000	3,920,737
Recordati SpA	128,900	5,946,564
TOTAL ITALY		23,212,422
Japan - 5.2%
FUJIFILM Holdings Corp.	87,992	4,812,969
Funai Soken Holdings, Inc.	149,400	2,455,525
GMO Internet, Inc.	300,866	4,382,046
Hitachi Ltd.	190,900	12,100,507
Hoya Corp.	63,443	6,107,570
Iriso Electronics Co. Ltd.	204,185	4,820,487
Katitas Co. Ltd.	257,600	3,438,300
Keyence Corp.	22,340	8,648,232
NOF Corp.	207,695	8,193,764
Osaka Soda Co. Ltd.	93,700	5,503,059
PALTAC Corp.	188,891	6,123,181
Pan Pacific International Holdings Ltd.	403,700	7,817,999
Renesas Electronics Corp. (a)	502,231	6,597,116
Shin-Etsu Chemical Co. Ltd.	262,015	7,835,134
Sony Group Corp.	116,703	9,702,557
Tsuruha Holdings, Inc.	120,200	8,829,496
USS Co. Ltd.	324,600	5,673,650
ZOZO, Inc.	129,400	2,460,508
TOTAL JAPAN		115,502,100
Kenya - 0.0%
Safaricom Ltd.	5,920,700	489,623
Luxembourg - 0.1%
Novem Group SA	292,876	1,846,957
Netherlands - 1.0%
ASML Holding NV (Netherlands)	23,800	14,306,666
BE Semiconductor Industries NV	39,000	4,015,172
IMCD NV	32,351	3,885,172
TOTAL NETHERLANDS		22,207,010
Norway - 0.8%
Schibsted ASA (B Shares)	299,297	5,546,035
TGS ASA	883,149	12,032,574
TOTAL NORWAY		17,578,609
Russia - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (a)(b)	139,553	51,541
Spain - 0.6%
CaixaBank SA	1,697,900	6,902,882
Cie Automotive SA	230,635	5,871,480
TOTAL SPAIN		12,774,362
Sweden - 3.2%
Addlife AB	783,810	5,104,882
Autoliv, Inc. (depository receipt)	76,777	7,067,299
Dustin Group AB (a)(c)(e)	2,591,588	2,913,736
Evolution AB (c)	88,200	7,837,489
Haypp Group (a)	603,300	2,426,723
Hemnet Group AB	876,830	15,215,474
HEXPOL AB (B Shares)	850,359	7,518,997
INVISIO AB	272,280	4,088,182
JM AB (B Shares)	334,900	3,564,282
Kry International AB (a)(b)(d)	489	17,949
Sandvik AB	21,257	362,071
Swedbank AB (A Shares)	727,850	11,916,254
Swedish Logistic Property AB (a)	1,522,409	3,546,053
TOTAL SWEDEN		71,579,391
Taiwan - 0.3%
E Ink Holdings, Inc.	1,422,000	7,393,146
United Kingdom - 4.5%
3i Group PLC	296,400	6,988,398
AstraZeneca PLC (United Kingdom)	104,843	13,126,737
Beazley PLC	824,700	5,157,253
Clarkson PLC	145,262	4,669,978
Diageo PLC	288,873	10,924,029
Endava PLC ADR (a)	72,400	3,631,584
Games Workshop Group PLC	34,000	4,080,873
Harbour Energy PLC	1,486,871	4,586,718
Hiscox Ltd.	856,247	9,762,004
Lancashire Holdings Ltd.	1,178,720	8,137,595
London Stock Exchange Group PLC	71,200	7,183,731
RS GROUP PLC	303,095	2,494,783
Sabre Insurance Group PLC (c)	6,755,301	12,069,774
Softcat PLC	234,700	3,608,616
WH Smith PLC	329,610	4,647,244
Zegona Communications PLC (a)(b)	30,559	11,589
TOTAL UNITED KINGDOM		101,080,906
United States of America - 68.7%
Adobe, Inc. (a)	48,000	25,538,880
Alphabet, Inc. Class A (a)	691,000	85,739,280
Amazon.com, Inc. (a)	714,000	95,026,260
ANSYS, Inc. (a)	1,000	278,260
Apple, Inc.	273,000	46,620,210
Arthur J. Gallagher & Co.	51,000	12,009,990
Cadence Design Systems, Inc. (a)	27,000	6,475,950
Celsius Holdings, Inc. (a)	1,000	152,090
Chart Industries, Inc. (a)(e)	99,000	11,506,770
Confluent, Inc. (a)	25,000	722,750
Constellation Energy Corp.	62,000	7,001,040
Costco Wholesale Corp.	16,000	8,839,040
Crane Nxt Co.	65,000	3,380,000
CSX Corp.	424,000	12,656,400
Curtiss-Wright Corp.	3,000	596,430
Deckers Outdoor Corp. (a)	77,155	46,066,164
Dell Technologies, Inc.	97,000	6,490,270
Eaton Corp. PLC	371,000	77,134,610
Eli Lilly & Co.	189,000	104,692,770
Exxon Mobil Corp.	412,000	43,610,200
Fiserv, Inc. (a)	667,201	75,894,114
General Electric Co.	42,000	4,562,460
HealthEquity, Inc. (a)	108,000	7,741,440
Ingersoll Rand, Inc.	185,000	11,225,800
J.B. Hunt Transport Services, Inc.	23,000	3,953,010
Jabil, Inc.	325,000	39,910,000
KBR, Inc.	429,000	24,946,350
Lattice Semiconductor Corp. (a)	33,400	1,857,374
Leidos Holdings, Inc.	9,000	892,080
lululemon athletica, Inc. (a)	7,800	3,069,144
Maplebear, Inc.	8,000	177,336
Marathon Petroleum Corp.	11,000	1,663,750
Marsh & McLennan Companies, Inc.	62,000	11,758,300
Marvell Technology, Inc.	98,100	4,632,282
Meta Platforms, Inc. Class A (a)	415,000	125,027,050
Micron Technology, Inc.	431,000	28,820,970
Microsoft Corp.	424,000	143,358,640
Moody's Corp.	14,000	4,312,000
Netflix, Inc. (a)	19,000	7,822,110
NVIDIA Corp.	291,000	118,669,800
Occidental Petroleum Corp.	87,000	5,377,470
Oracle Corp.	577,000	59,661,800
Parker Hannifin Corp.	73,000	26,930,430
RHI Magnesita NV	83,122	2,592,446
Rivian Automotive, Inc. (a)	1,000	16,220
Roche Holding AG (participation certificate)	48,651	12,537,832
S&P Global, Inc.	152,628	53,314,487
Schlumberger Ltd.	162,000	9,016,920
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	11,000	530,420
Stripe, Inc. Class B (a)(b)(d)	10,000	182,500
Synopsys, Inc. (a)	13,000	6,102,720
Tesla, Inc. (a)	145,000	29,121,800
The Boeing Co. (a)	19,000	3,549,580
TJX Companies, Inc.	48,000	4,227,360
TransDigm Group, Inc. (a)	9,000	7,452,810
United Rentals, Inc.	34,000	13,813,180
UnitedHealth Group, Inc.	81,000	43,380,360
Vertiv Holdings Co.	741,000	29,099,070
Visa, Inc. Class A	70,000	16,457,000
TOTAL UNITED STATES OF AMERICA		1,538,195,779
TOTAL COMMON STOCKS (Cost $1,835,952,387)		2,202,144,001

Preferred Stocks - 0.3%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
China - 0.2%
ByteDance Ltd. Series E1 (a)(b)(d)	14,425	3,370,401
dMed Biopharmaceutical Co. Ltd. Series C (a)(b)(d)	138,905	818,150
		4,188,551
Ireland - 0.0%
Circle Internet Financial Ltd. Series F (a)(b)(d)	23,730	510,432
United States of America - 0.0%
Stripe, Inc. Series H (a)(b)(d)	29,122	531,477
TOTAL CONVERTIBLE PREFERRED STOCKS		5,230,460
Nonconvertible Preferred Stocks - 0.1%
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (a)(b)(d)	1,892	593,501
Series A (a)(b)(d)	473	148,375
Series B (a)(b)(d)	514	161,237
Series B2 (a)(b)(d)	416	130,495
Series C (a)(b)(d)	774	242,796
Series C1 (a)(b)(d)	163	51,131
Series D (a)(b)(d)	174	54,582
		1,382,117
Sweden - 0.0%
Kry International AB Series E (a)(b)(d)	2,824	103,656
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,485,773
TOTAL PREFERRED STOCKS (Cost $8,655,877)		6,716,233

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	19,648,458	19,652,388
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	3,365,463	3,365,800
TOTAL MONEY MARKET FUNDS (Cost $23,014,724)		23,018,188

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $1,867,622,988)	2,231,878,422
NET OTHER ASSETS (LIABILITIES) - 0.3%	6,864,803
NET ASSETS - 100.0%	2,238,743,225

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,058,834 or 1.7% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,165,124 or 0.3% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	1,580,608

Circle Internet Financial Ltd. Series F	5/09/22	999,982

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,972,888

Kry International AB	5/14/21	212,376

Kry International AB Series E	5/14/21	1,291,057

Pine Labs Private Ltd.	6/30/21	295,305

Pine Labs Private Ltd. Series 1	6/30/21	705,451

Pine Labs Private Ltd. Series A	6/30/21	176,363

Pine Labs Private Ltd. Series B	6/30/21	191,650

Pine Labs Private Ltd. Series B2	6/30/21	155,110

Pine Labs Private Ltd. Series C	6/30/21	288,594

Pine Labs Private Ltd. Series C1	6/30/21	60,776

Pine Labs Private Ltd. Series D	6/30/21	64,878

Stripe, Inc. Class B	5/18/21	401,284

Stripe, Inc. Series H	3/15/21 - 5/25/23	1,168,520

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	15,584,500	839,895,207	835,827,320	1,413,320	81	(80)	19,652,388	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	7,256,240	222,270,932	226,161,372	89,548	-	-	3,365,800	0.0%
Total	22,840,740	1,062,166,139	1,061,988,692	1,502,868	81	(80)	23,018,188

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	264,341,304	244,595,011	16,364,303	3,381,990
Consumer Discretionary	292,946,671	237,108,220	55,838,451	-
Consumer Staples	57,509,076	16,179,782	41,277,753	51,541
Energy	124,481,932	124,481,932	-	-
Financials	311,200,987	240,398,836	70,291,719	510,432
Health Care	226,355,222	176,843,001	48,694,071	818,150
Industrials	297,984,870	278,707,572	19,277,298	-
Information Technology	567,580,376	514,153,573	50,960,662	2,466,141
Materials	40,587,674	19,055,717	21,531,957	-
Real Estate	18,871,082	9,245,157	9,625,925	-
Utilities	7,001,040	7,001,040	-	-

Money Market Funds	23,018,188	23,018,188	-	-
Total Investments in Securities:	2,231,878,422	1,890,788,029	333,862,139	7,228,254
Fidelity® Worldwide Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $2,705,920) - See accompanying schedule:
Unaffiliated issuers (cost $1,844,608,264)	$2,208,860,234
Fidelity Central Funds (cost $23,014,724)	23,018,188

Total Investment in Securities (cost $1,867,622,988)		$2,231,878,422
Foreign currency held at value (cost $54,498)		54,405
Receivable for investments sold		30,327,653
Receivable for fund shares sold		449,061
Dividends receivable		537,066
Reclaims receivable		2,623,104
Distributions receivable from Fidelity Central Funds		119,414
Prepaid expenses		3,231
Other receivables		81,611
Total assets		2,266,073,967
Liabilities
Payable for investments purchased	$21,612,401
Payable for fund shares redeemed	1,091,418
Accrued management fee	806,084
Distribution and service plan fees payable	28,912
Other affiliated payables	352,256
Other payables and accrued expenses	73,871
Collateral on securities loaned	3,365,800
Total Liabilities		27,330,742
Net Assets		$2,238,743,225
Net Assets consist of:
Paid in capital		$1,866,994,770
Total accumulated earnings (loss)		371,748,455
Net Assets		$2,238,743,225

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($73,934,926 ÷ 2,748,170 shares)(a)		$26.90
Maximum offering price per share (100/94.25 of $26.90)		$28.54
Class M :
Net Asset Value and redemption price per share ($16,050,766 ÷ 603,442 shares)(a)		$26.60
Maximum offering price per share (100/96.50 of $26.60)		$27.56
Class C :
Net Asset Value and offering price per share ($7,292,462 ÷ 288,821 shares)(a)		$25.25
Worldwide :
Net Asset Value, offering price and redemption price per share ($1,982,943,304 ÷ 72,255,506 shares)		$27.44
Class I :
Net Asset Value, offering price and redemption price per share ($41,289,414 ÷ 1,516,333 shares)		$27.23
Class Z :
Net Asset Value, offering price and redemption price per share ($117,232,353 ÷ 4,309,264 shares)		$27.20
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$31,102,304
Income from Fidelity Central Funds (including $89,548 from security lending)		1,502,868
Income before foreign taxes withheld		$32,605,172
Less foreign taxes withheld		(1,961,230)
Total Income		30,643,942
Expenses
Management fee
Basic fee	$14,647,460
Performance adjustment	(4,013,549)
Transfer agent fees	3,418,216
Distribution and service plan fees	350,515
Accounting fees	598,854
Custodian fees and expenses	80,550
Independent trustees' fees and expenses	12,908
Registration fees	106,021
Audit	97,177
Legal	7,483
Miscellaneous	10,930
Total expenses before reductions	15,316,565
Expense reductions	(138,332)
Total expenses after reductions		15,178,233
Net Investment income (loss)		15,465,709
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $137,150)	2,083,251
Fidelity Central Funds	81
Foreign currency transactions	572,140
Total net realized gain (loss)		2,655,472
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $108,910)	205,131,592
Fidelity Central Funds	(80)
Unfunded commitments	227,538
Assets and liabilities in foreign currencies	170,868
Total change in net unrealized appreciation (depreciation)		205,529,918
Net gain (loss)		208,185,390
Net increase (decrease) in net assets resulting from operations		$223,651,099
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,465,709	$14,477,798
Net realized gain (loss)	2,655,472	145,952,644
Change in net unrealized appreciation (depreciation)	205,529,918	(1,000,391,802)
Net increase (decrease) in net assets resulting from operations	223,651,099	(839,961,360)
Distributions to shareholders	(124,836,814)	(362,130,555)

Share transactions - net increase (decrease)	37,686,493	68,731,196

Total increase (decrease) in net assets	136,500,778	(1,133,360,719)

Net Assets
Beginning of period	2,102,242,447	3,235,603,166
End of period	$2,238,743,225	$2,102,242,447

Financial Highlights
Fidelity Advisor® Worldwide Fund Class A

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.75	$40.06	$31.49	$27.36	$26.57
Income from Investment Operations
Net investment income (loss) A,B	.11	.09	(.13)	(.05)	.11
Net realized and unrealized gain (loss)	2.52	(9.90)	11.40	5.50	2.84
Total from investment operations	2.63	(9.81)	11.27	5.45	2.95
Distributions from net investment income	(.11)	(.07)	-	(.12)	(.02)
Distributions from net realized gain	(1.37)	(4.43)	(2.70)	(1.20)	(2.14)
Total distributions	(1.48)	(4.50)	(2.70)	(1.32)	(2.16)
Net asset value, end of period	$26.90	$25.75	$40.06	$31.49	$27.36
Total Return C,D	10.62%	(27.31)%	37.72%	20.72%	12.35%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.96%	1.21%	1.29%	1.34%	1.26%
Expenses net of fee waivers, if any	.95%	1.21%	1.28%	1.34%	1.26%
Expenses net of all reductions	.95%	1.21%	1.28%	1.33%	1.25%
Net investment income (loss)	.41%	.28%	(.34)%	(.18)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$73,935	$68,608	$99,731	$63,690	$52,516
Portfolio turnover rate G	114%	137%	96%	112%	147%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class M

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.44	$39.62	$31.19	$27.10	$26.39
Income from Investment Operations
Net investment income (loss) A,B	.04	.01	(.22)	(.13)	.03
Net realized and unrealized gain (loss)	2.51	(9.81)	11.29	5.46	2.82
Total from investment operations	2.55	(9.80)	11.07	5.33	2.85
Distributions from net investment income	(.02)	-	-	(.04)	-
Distributions from net realized gain	(1.37)	(4.38)	(2.64)	(1.20)	(2.14)
Total distributions	(1.39)	(4.38)	(2.64)	(1.24)	(2.14)
Net asset value, end of period	$26.60	$25.44	$39.62	$31.19	$27.10
Total Return C,D	10.39%	(27.53)%	37.37%	20.40%	12.05%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.21%	1.47%	1.55%	1.61%	1.55%
Expenses net of fee waivers, if any	1.21%	1.47%	1.55%	1.61%	1.54%
Expenses net of all reductions	1.20%	1.47%	1.55%	1.61%	1.54%
Net investment income (loss)	.15%	.02%	(.61)%	(.45)%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$16,051	$15,275	$22,771	$17,387	$13,066
Portfolio turnover rate G	114%	137%	96%	112%	147%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class C

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.33	$38.05	$30.14	$26.33	$25.82
Income from Investment Operations
Net investment income (loss) A,B	(.10)	(.15)	(.39)	(.27)	(.10)
Net realized and unrealized gain (loss)	2.39	(9.39)	10.88	5.28	2.75
Total from investment operations	2.29	(9.54)	10.49	5.01	2.65
Distributions from net realized gain	(1.37)	(4.18)	(2.58)	(1.20)	(2.14)
Total distributions	(1.37)	(4.18)	(2.58)	(1.20)	(2.14)
Net asset value, end of period	$25.25	$24.33	$38.05	$30.14	$26.33
Total Return C,D	9.76%	(27.89)%	36.63%	19.76%	11.49%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.76%	2.00%	2.08%	2.14%	2.06%
Expenses net of fee waivers, if any	1.75%	2.00%	2.08%	2.14%	2.06%
Expenses net of all reductions	1.75%	2.00%	2.08%	2.13%	2.06%
Net investment income (loss)	(.39)%	(.51)%	(1.14)%	(.98)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$7,292	$8,517	$13,602	$11,677	$10,618
Portfolio turnover rate G	114%	137%	96%	112%	147%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Worldwide Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.26	$40.76	$31.97	$27.74	$26.90
Income from Investment Operations
Net investment income (loss) A,B	.19	.18	(.02)	.03	.18
Net realized and unrealized gain (loss)	2.57	(10.09)	11.58	5.58	2.89
Total from investment operations	2.76	(9.91)	11.56	5.61	3.07
Distributions from net investment income	(.21)	(.16)	(.02)	(.18)	(.09)
Distributions from net realized gain	(1.37)	(4.43)	(2.75)	(1.20)	(2.14)
Total distributions	(1.58)	(4.59)	(2.77)	(1.38)	(2.23)
Net asset value, end of period	$27.44	$26.26	$40.76	$31.97	$27.74
Total Return C	10.95%	(27.12)%	38.11%	21.07%	12.71%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.67%	.92%	1.00%	1.05%	.99%
Expenses net of fee waivers, if any	.66%	.92%	1.00%	1.05%	.99%
Expenses net of all reductions	.66%	.92%	1.00%	1.05%	.98%
Net investment income (loss)	.70%	.57%	(.06)%	.11%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$1,982,943	$1,899,788	$2,896,684	$2,217,129	$2,020,487
Portfolio turnover rate F	114%	137%	96%	112%	147%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class I

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.04	$40.46	$31.77	$27.58	$26.77
Income from Investment Operations
Net investment income (loss) A,B	.19	.17	(.03)	.03	.18
Net realized and unrealized gain (loss)	2.56	(10.01)	11.49	5.55	2.86
Total from investment operations	2.75	(9.84)	11.46	5.58	3.04
Distributions from net investment income	(.19)	(.16)	(.02)	(.19)	(.09)
Distributions from net realized gain	(1.37)	(4.43)	(2.75)	(1.20)	(2.14)
Total distributions	(1.56)	(4.58) C	(2.77)	(1.39)	(2.23)
Net asset value, end of period	$27.23	$26.04	$40.46	$31.77	$27.58
Total Return D	10.97%	(27.13)%	38.06%	21.08%	12.70%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.67%	.94%	1.02%	1.06%	.99%
Expenses net of fee waivers, if any	.67%	.93%	1.02%	1.06%	.99%
Expenses net of all reductions	.67%	.93%	1.02%	1.05%	.98%
Net investment income (loss)	.69%	.56%	(.08)%	.10%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$41,289	$33,226	$86,852	$64,615	$44,754
Portfolio turnover rate G	114%	137%	96%	112%	147%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class Z

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.05	$40.48	$31.76	$27.59	$26.78
Income from Investment Operations
Net investment income (loss) A,B	.22	.21	.02	.07	.22
Net realized and unrealized gain (loss)	2.55	(10.01)	11.50	5.53	2.86
Total from investment operations	2.77	(9.80)	11.52	5.60	3.08
Distributions from net investment income	(.25)	(.20)	(.05)	(.23)	(.13)
Distributions from net realized gain	(1.37)	(4.43)	(2.75)	(1.20)	(2.14)
Total distributions	(1.62)	(4.63)	(2.80)	(1.43)	(2.27)
Net asset value, end of period	$27.20	$26.05	$40.48	$31.76	$27.59
Total Return C	11.10%	(27.05)%	38.27%	21.19%	12.85%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.55%	.81%	.90%	.93%	.85%
Expenses net of fee waivers, if any	.55%	.81%	.90%	.93%	.84%
Expenses net of all reductions	.55%	.81%	.90%	.93%	.84%
Net investment income (loss)	.81%	.68%	.04%	.23%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$117,232	$76,829	$115,963	$71,278	$205,197
Portfolio turnover rate F	114%	137%	96%	112%	147%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$487,872,947
Gross unrealized depreciation	(136,412,978)
Net unrealized appreciation (depreciation)	$351,459,969
Tax Cost	$1,880,418,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,464,780
Net unrealized appreciation (depreciation) on securities and other investments	$351,283,677

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$16,412,086	$ 81,038,229
Long-term Capital Gains	108,424,728	281,092,325
Total	$124,836,814	$ 362,130,554

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	2,551,435,027	2,628,995,150

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$184,890	$2,536
Class M	.25%	.25%	81,826	193
Class C	.75%	.25%	83,799	8,248
			$350,515	$10,977

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33,299
Class M	1,274
Class CA	201
$ 34,774

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$143,500.19
Class M	32,992.20
Class C	20,497.24
Worldwide	3,117,597.15
Class I	64,764.16
Class Z	38,866.04
	$3,418,216
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1905%
Class M	0.1969%
Class C	0.2000%
Class I	0.1651%
Fidelity Worldwide Fund	0.1475%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Worldwide Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Worldwide Fund	0.0263%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Worldwide Fund	$ 33,341

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Worldwide Fund	132,494,440	138,598,777	(1,672,686)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Worldwide Fund	$4,051
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Worldwide Fund	$9,490	$-	$-

8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below

Expense reduction
Class A	$102
Class M	430
Class C	40
$ 572

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $137,760.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Worldwide Fund
Distributions to shareholders
Class A	$ 3,905,043	$11,246,925
Class M	825,955	2,460,774
Class C	473,638	1,484,213
Worldwide	112,981,740	323,847,724
Class I	1,950,914	9,721,033
Class Z	4,699,524	13,369,886
Total	$ 124,836,814	$ 362,130,555

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2023	Year ended October 31, 2022	Year ended October 31, 2023	Year ended October 31, 2022
Fidelity Worldwide Fund
Class A
Shares sold	398,646	425,346	$10,809,786	$13,150,315
Reinvestment of distributions	153,659	323,585	3,866,062	11,111,902
Shares redeemed	(469,022)	(573,433)	(12,647,071)	(17,987,153)
Net increase (decrease)	83,283	175,498	$2,028,777	$6,275,064
Class M
Shares sold	50,411	63,154	$1,331,408	$1,827,369
Reinvestment of distributions	32,920	71,924	820,689	2,446,862
Shares redeemed	(80,267)	(109,465)	(2,112,561)	(3,332,351)
Net increase (decrease)	3,064	25,613	$39,536	$941,880
Class C
Shares sold	30,402	49,629	$765,161	$1,443,792
Reinvestment of distributions	19,902	45,376	473,280	1,482,892
Shares redeemed	(111,594)	(102,345)	(2,847,983)	(2,936,201)
Net increase (decrease)	(61,290)	(7,340)	$(1,609,542)	$(9,517)
Worldwide
Shares sold	6,385,600	5,548,119	$176,715,594	$176,262,456
Reinvestment of distributions	4,190,088	8,857,534	107,266,234	309,393,660
Shares redeemed	(10,673,714)	(13,126,499)	(292,505,585)	(404,042,333)
Net increase (decrease)	(98,026)	1,279,154	$(8,523,757)	$81,613,783
Class I
Shares sold	817,991	391,287	$22,120,908	$11,850,826
Reinvestment of distributions	75,801	274,142	1,925,343	9,499,030
Shares redeemed	(653,340)	(1,536,108)	(17,772,257)	(45,074,681)
Net increase (decrease)	240,452	(870,679)	$6,273,994	$(23,724,825)
Class Z
Shares sold	1,882,153	785,358	$54,181,206	$23,797,734
Reinvestment of distributions	176,768	358,516	4,481,057	12,415,394
Shares redeemed	(699,310)	(1,058,983)	(19,184,778)	(32,578,317)
Net increase (decrease)	1,359,611	84,891	$39,477,485	$3,634,811

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023
Fidelity® Diversified International Fund
Fidelity® Diversified International Fund	.57%
Actual		$ 1,000	$ 930.50	$ 2.77
Hypothetical-B		$ 1,000	$ 1,022.33	$ 2.91
Class K	.45%
Actual		$ 1,000	$ 930.90	$ 2.19
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29

Fidelity® International Capital Appreciation Fund	.73%
Actual		$ 1,000	$ 949.60	$ 3.59
Hypothetical-B		$ 1,000	$ 1,021.53	$ 3.72
Fidelity® Overseas Fund
Fidelity® Overseas Fund	.64%
Actual		$ 1,000	$ 910.00	$ 3.08
Hypothetical-B		$ 1,000	$ 1,021.98	$ 3.26
Class K	.54%
Actual		$ 1,000	$ 910.40	$ 2.60
Hypothetical-B		$ 1,000	$ 1,022.48	$ 2.75
Fidelity® Worldwide Fund
Class A	.90%
Actual		$ 1,000	$ 1,003.60	$ 4.55
Hypothetical-B		$ 1,000	$ 1,020.67	$ 4.58
Class M	1.15%
Actual		$ 1,000	$ 1,001.50	$ 5.80
Hypothetical-B		$ 1,000	$ 1,019.41	$ 5.85
Class C	1.69%
Actual		$ 1,000	$ 998.80	$ 8.51
Hypothetical-B		$ 1,000	$ 1,016.69	$ 8.59
Fidelity® Worldwide Fund	.61%
Actual		$ 1,000	$ 1,004.00	$ 3.08
Hypothetical-B		$ 1,000	$ 1,022.13	$ 3.11
Class I	.63%
Actual		$ 1,000	$ 1,004.10	$ 3.18
Hypothetical-B		$ 1,000	$ 1,022.03	$ 3.21
Class Z	.51%
Actual		$ 1,000	$ 1,005.80	$ 2.58
Hypothetical-B		$ 1,000	$ 1,022.63	$ 2.60

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$280,906,946
Fidelity International Capital Appreciation Fund	$0
Fidelity Overseas Fund	$0
Fidelity Worldwide Fund	$1,011,359

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Diversified International Fund	$0
Fidelity International Capital Appreciation Fund	$353,794
Fidelity Overseas Fund	$0
Fidelity Worldwide Fund	$0

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:
	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2022	-	-	-	4%	-	-	4%
Fidelity International Capital Appreciation Fund
December, 2022	-	-	-	38%	-	-	-
Fidelity Overseas Fund
December, 2022	-	-	-	7%	-	-	7%
Fidelity Worldwide Fund
December, 2022	100%	100%	-	100%	100%	100%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2022	-	-	-	100%	-	-	100%
Fidelity International Capital Appreciation Fund
December, 2022	-	-	-	100%	-	-	-
Fidelity Overseas Fund
December, 2022	-	-	-	100%	-	-	100%
Fidelity Worldwide Fund
December, 2022	100%	100%	-	100%	100%	100%	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/12/22	$0.2455	$0.1065
Class K	12/12/22	$0.2955	$0.1065
Fidelity International Capital Appreciation Fund
	12/05/22	$0.0488	$0.0388
Fidelity Overseas Fund
Overseas Fund	12/05/22	$0.5421	$0.1521
Class K	12/05/22	$0.5961	$0.1521

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Diversified International Fund
Fidelity International Capital Appreciation Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each funds management fee and the total expense ratio of each fund or representative class, as applicable; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. Each of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address each fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio of the fund or, for Fidelity Diversified International Fund, Fidelity Overseas Fund and the Fidelity Worldwide Fund, the retail class, the Board considered each fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. The Board also considered information about the impact of each fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account each fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund or the retail class (for Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund), relative to funds and classes in the mapped group that have a similar sales load structure to the fund or representative class, as applicable (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund or the retail class (for Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund) relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund or class, as applicable (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022.
The information provided to the Board indicated that the total expense ratio of Fidelity International Capital Appreciation Fund and of the retail class of Fidelity Worldwide Fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022.
For Fidelity Diversified International Fund and Fidelity Overseas Fund, the information provided to the Board indicated that the total expense ratio of the retail class of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board also noted that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer group, the total expense ratio for the retail class of each fund was below the total expense asset size peer group for 2022. The Board noted that each fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily due to differences in transfer agent fees.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, each fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.
For Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund, in connection with its consideration of each fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that each fund's management fee, including the use of the retail class as the basis for the performance adjustment (for Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund), is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.754543.123
IBD-ANN-1223
Fidelity® Global Equity Income Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global Equity Income Fund	5.36%	8.57%	7.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities gained 10.91% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -18.07% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 18.36% year to date through July, including gains in June (+5.83%) and July (+3.68%). The rally for international equities sputtered for the next three months (-9.54%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds, and particularly weak economic conditions in the eurozone and China. Even still, the three-month decline left globalnon-U.S. stocks up 7.07% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin, while the U.S. middled (+10%). All but three of 11 sectors advanced, with information technology (+29%) and communication services (+27%) leading. Conversely, the real estate sector (-3%) lagged most, followed by health care and utilities (-1% each).
Comments from Portfolio Manager Ramona Persaud:
For the fiscal year, the fund gained 5.36%, versus 10.91% for the benchmark MSCI All Country World Index (Net MA). From a regional standpoint, stock picks in the United States and picks and an overweight in Europe ex the U.K. detracted from the fund's performance versus the benchmark. By sector, security selection was the primary detractor, especially within communication services. Stock selection in financials, primarily within the banks industry, also hurt. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also detracting from our result were stock picks and an overweight in consumer staples. The largest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained roughly 202%. Not owning Meta Platforms, a benchmark component that gained approximately 223%, was the second-largest relative detractor. In contrast, from a regional standpoint, picks in Canada and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock selection in consumer discretionary also boosted relative performance. Also lifting the fund's relative result was an underweight in financials, primarily within the financial services industry. The top individual relative contributor was an overweight in Eli Lilly (+55%). Eli Lilly was one of the fund's biggest holdings. The second-largest relative contributor was an overweight in General Electric (+80%). Notable changes in positioning include higher allocations to Japan and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to the energy sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	5.4
Microsoft Corp. (United States of America, Software)	5.3
Eli Lilly & Co. (United States of America, Pharmaceuticals)	2.7
UnitedHealth Group, Inc. (United States of America, Health Care Providers & Services)	2.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0
JPMorgan Chase & Co. (United States of America, Banks)	2.0
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.8
Linde PLC (United States of America, Chemicals)	1.8
Accenture PLC Class A (United States of America, IT Services)	1.7
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.5
26.3

Market Sectors (% of Fund's net assets)

Information Technology	21.5
Health Care	13.5
Financials	12.1
Consumer Staples	11.3
Industrials	9.6
Consumer Discretionary	9.0
Communication Services	5.6
Energy	5.2
Materials	5.1
Utilities	3.9
Real Estate	1.1

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
Belgium - 0.7%
KBC Group NV	13,116	720,270
UCB SA	3,631	265,326
TOTAL BELGIUM		985,596
Brazil - 0.9%
Equatorial Energia SA	213,360	1,337,269
Canada - 4.9%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	34,416	1,873,491
Canadian Natural Resources Ltd.	18,636	1,183,404
Constellation Software, Inc.	362	725,699
Constellation Software, Inc. warrants 8/22/28 (a)(b)	362	0
Imperial Oil Ltd.	18,461	1,052,081
Metro, Inc.	28,700	1,457,817
PrairieSky Royalty Ltd.	55,500	974,527
TOTAL CANADA		7,267,019
China - 1.9%
Kweichow Moutai Co. Ltd. (A Shares)	1,587	365,572
NXP Semiconductors NV	12,244	2,111,233
SITC International Holdings Co. Ltd.	183,884	283,256
TOTAL CHINA		2,760,061
Denmark - 0.4%
DSV A/S	4,147	618,486
Finland - 1.0%
Elisa Corp. (A Shares)	30,361	1,287,569
Neste OYJ	7,706	258,554
TOTAL FINLAND		1,546,123
France - 4.2%
Airbus Group NV	10,002	1,341,030
Capgemini SA	5,752	1,016,544
Edenred SA	26,053	1,384,950
LVMH Moet Hennessy Louis Vuitton SE	2,876	2,059,016
VINCI SA	4,228	467,509
TOTAL FRANCE		6,269,049
Germany - 2.5%
Deutsche Telekom AG	51,183	1,110,859
Rheinmetall AG	5,917	1,692,914
Siemens AG	6,233	827,112
TOTAL GERMANY		3,630,885
Hong Kong - 0.8%
AIA Group Ltd.	116,272	1,009,684
HKBN Ltd.	448,630	155,415
TOTAL HONG KONG		1,165,099
Hungary - 0.2%
Richter Gedeon PLC	15,354	360,009
India - 0.3%
HDFC Bank Ltd. sponsored ADR	5,839	330,195
Redington (India) Ltd.	71,339	122,186
TOTAL INDIA		452,381
Japan - 6.5%
Capcom Co. Ltd.	19,124	615,589
Daiichikosho Co. Ltd.	51,708	764,320
FUJIFILM Holdings Corp.	7,853	429,542
Hitachi Ltd.	13,948	884,117
Hoya Corp.	11,101	1,068,678
Inaba Denki Sangyo Co. Ltd.	35,690	744,240
Minebea Mitsumi, Inc.	31,666	496,501
Renesas Electronics Corp. (a)	59,410	780,387
Roland Corp.	17,640	510,042
Shin-Etsu Chemical Co. Ltd.	35,163	1,051,493
Sony Group Corp.	18,071	1,502,403
Toyota Motor Corp.	46,723	817,360
TOTAL JAPAN		9,664,672
Kenya - 0.2%
Safaricom Ltd.	3,575,246	295,661
Korea (South) - 1.1%
Samsung Electronics Co. Ltd.	33,056	1,642,919
Luxembourg - 0.1%
L'Occitane Ltd.	75,000	192,767
Sweden - 0.3%
HEXPOL AB (B Shares)	48,826	431,727
Switzerland - 0.5%
Sika AG	3,049	727,014
Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	179,877	2,935,582
United Kingdom - 6.9%
AstraZeneca PLC sponsored ADR	32,062	2,027,280
B&M European Value Retail SA	159,188	1,023,149
BAE Systems PLC	106,785	1,435,872
Compass Group PLC	40,448	1,019,750
Diageo PLC	17,597	665,449
JD Sports Fashion PLC	365,534	566,468
London Stock Exchange Group PLC	6,500	655,818
RELX PLC (London Stock Exchange)	27,096	946,401
RS GROUP PLC	67,972	559,479
Starling Bank Ltd. Series D (a)(b)(c)	62,800	224,411
Unilever PLC	13,959	661,108
WH Smith PLC	25,717	362,590
TOTAL UNITED KINGDOM		10,147,775
United States of America - 62.2%
Accenture PLC Class A	8,462	2,513,976
Albertsons Companies, Inc.	15,339	332,856
Amdocs Ltd.	16,835	1,349,494
Ameren Corp.	10,854	821,756
American Tower Corp.	3,623	645,582
Apple, Inc.	47,143	8,050,612
AT&T, Inc.	29,386	452,544
Ball Corp.	6,100	293,715
Bank of America Corp.	68,823	1,812,798
BJ's Wholesale Club Holdings, Inc. (a)	13,021	886,991
Bristol-Myers Squibb Co.	16,707	860,912
Capital One Financial Corp.	7,894	799,583
Chubb Ltd.	5,037	1,081,041
Cisco Systems, Inc.	41,329	2,154,481
Comcast Corp. Class A	29,739	1,227,923
Costco Wholesale Corp.	1,926	1,063,999
Crane Co.	3,993	388,639
Crane Nxt Co.	3,993	207,636
Crown Holdings, Inc.	10,212	823,087
Danaher Corp.	8,937	1,716,083
Dollar Tree, Inc. (a)	11,285	1,253,651
Eli Lilly & Co.	7,122	3,945,089
Estee Lauder Companies, Inc. Class A	2,745	353,748
Experian PLC	33,484	1,013,790
Exxon Mobil Corp.	25,232	2,670,807
Freeport-McMoRan, Inc.	33,497	1,131,529
General Electric Co.	12,656	1,374,821
Gilead Sciences, Inc.	15,904	1,249,100
H&R Block, Inc.	21,814	895,465
Hartford Financial Services Group, Inc.	19,373	1,422,947
Hess Corp.	6,390	922,716
Johnson Controls International PLC	9,742	477,553
JPMorgan Chase & Co.	20,988	2,918,591
Kenvue, Inc.	11,200	208,320
Keurig Dr. Pepper, Inc.	26,291	797,406
Lamar Advertising Co. Class A	12,117	996,866
Linde PLC	6,898	2,636,140
Lowe's Companies, Inc.	4,211	802,490
M&T Bank Corp.	7,297	822,737
McDonald's Corp.	4,936	1,294,071
Merck & Co., Inc.	14,939	1,534,235
Microsoft Corp.	22,981	7,770,106
Mondelez International, Inc.	10,277	680,440
MSCI, Inc.	927	437,127
Nestle SA (Reg. S)	9,841	1,061,241
NextEra Energy, Inc.	15,658	912,861
PG&E Corp. (a)	17,858	291,085
Philip Morris International, Inc.	8,301	740,117
Phillips 66 Co.	3,035	346,202
PNC Financial Services Group, Inc.	12,351	1,413,819
Procter & Gamble Co.	10,864	1,629,926
Roche Holding AG (participation certificate)	8,339	2,149,041
Sanofi SA	17,432	1,582,934
Southern Co.	13,318	896,301
T-Mobile U.S., Inc.	13,498	1,941,822
Tapestry, Inc.	9,542	262,978
Target Corp.	3,076	340,790
The Coca-Cola Co.	20,060	1,133,189
The Travelers Companies, Inc.	8,020	1,342,869
TJX Companies, Inc.	22,906	2,017,331
United Parcel Service, Inc. Class B	4,501	635,766
UnitedHealth Group, Inc.	5,907	3,163,553
Valero Energy Corp.	2,433	308,991
Veralto Corp.	2,979	205,551
Verizon Communications, Inc.	15,659	550,101
Vistra Corp.	31,150	1,019,228
Walmart, Inc.	6,400	1,045,824
WEC Energy Group, Inc.	5,550	451,715
Wells Fargo & Co.	36,754	1,461,707
TOTAL UNITED STATES OF AMERICA		91,998,395
Zambia - 0.3%
First Quantum Minerals Ltd.	38,907	450,864
TOTAL COMMON STOCKS (Cost $124,062,017)		144,879,353

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d) (Cost $2,909,895)	2,909,314	2,909,895

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $126,971,912)	147,789,248
NET OTHER ASSETS (LIABILITIES) - 0.1%	151,176
NET ASSETS - 100.0%	147,940,424

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $224,411 or 0.2% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Starling Bank Ltd. Series D	6/18/21 - 4/05/22	130,682

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	4,132,184	48,555,881	49,778,170	260,918	-	-	2,909,895	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	4,330,885	4,330,885	5,040	-	-	-	0.0%
Total	4,132,184	52,886,766	54,109,055	265,958	-	-	2,909,895

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	8,401,803	5,755,620	2,646,183	-
Consumer Discretionary	13,133,113	7,224,542	5,908,571	-
Consumer Staples	16,744,702	13,798,565	2,946,137	-
Energy	7,717,282	7,717,282	-	-
Financials	17,838,547	15,948,634	1,665,502	224,411
Health Care	19,922,240	15,121,587	4,800,653	-
Industrials	14,393,037	6,966,999	7,426,038	-
Information Technology	31,810,397	24,883,237	6,927,160	-
Materials	7,545,569	6,494,076	1,051,493	-
Real Estate	1,642,448	1,642,448	-	-
Utilities	5,730,215	5,730,215	-	-

Money Market Funds	2,909,895	2,909,895	-	-
Total Investments in Securities:	147,789,248	114,193,100	33,371,737	224,411
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $124,062,017)	$144,879,353
Fidelity Central Funds (cost $2,909,895)	2,909,895

Total Investment in Securities (cost $126,971,912)		$147,789,248
Foreign currency held at value (cost $14,239)		14,010
Receivable for fund shares sold		42,579
Dividends receivable		175,667
Reclaims receivable		160,463
Distributions receivable from Fidelity Central Funds		13,341
Prepaid expenses		226
Other receivables		435
Total assets		148,195,969
Liabilities
Payable for fund shares redeemed	$78,931
Accrued management fee	84,474
Transfer agent fee payable	23,263
Other affiliated payables	6,250
Deferred taxes	12,800
Audit fee payable	45,460
Other payables and accrued expenses	4,367
Total Liabilities		255,545
Net Assets		$147,940,424
Net Assets consist of:
Paid in capital		$137,745,372
Total accumulated earnings (loss)		10,195,052
Net Assets		$147,940,424
Net Asset Value, offering price and redemption price per share ($147,940,424 ÷ 9,135,929 shares)		$16.19

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$3,642,658
Income from Fidelity Central Funds (including $5,040 from security lending)		265,958
Income before foreign taxes withheld		$3,908,616
Less foreign taxes withheld		(194,460)
Total Income		3,714,156
Expenses
Management fee	$1,076,937
Transfer agent fees	294,987
Accounting fees	79,477
Custodian fees and expenses	17,697
Independent trustees' fees and expenses	913
Registration fees	36,894
Audit	90,605
Legal	1,716
Miscellaneous	723
Total expenses before reductions	1,599,949
Expense reductions	(9,733)
Total expenses after reductions		1,590,216
Net Investment income (loss)		2,123,940
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $11,504)	(461,167)
Foreign currency transactions	(41,478)
Total net realized gain (loss)		(502,645)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $18,979)	6,182,310
Assets and liabilities in foreign currencies	6,917
Total change in net unrealized appreciation (depreciation)		6,189,227
Net gain (loss)		5,686,582
Net increase (decrease) in net assets resulting from operations		$7,810,522
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,123,940	$2,066,441
Net realized gain (loss)	(502,645)	(10,168,014)
Change in net unrealized appreciation (depreciation)	6,189,227	(14,280,757)
Net increase (decrease) in net assets resulting from operations	7,810,522	(22,382,330)
Distributions to shareholders	(2,201,013)	(11,336,009)

Share transactions
Proceeds from sales of shares	64,120,579	189,149,366
Reinvestment of distributions	1,975,864	10,521,484
Cost of shares redeemed	(63,120,560)	(119,515,550)

Net increase (decrease) in net assets resulting from share transactions	2,975,883	80,155,300
Total increase (decrease) in net assets	8,585,392	46,436,961

Net Assets
Beginning of period	139,355,032	92,918,071
End of period	$147,940,424	$139,355,032

Other Information
Shares
Sold	3,849,023	10,942,111
Issued in reinvestment of distributions	117,757	597,381
Redeemed	(3,775,132)	(7,288,853)
Net increase (decrease)	191,648	4,250,639

Financial Highlights
Fidelity® Global Equity Income Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.58	$19.80	$15.12	$14.64	$13.53
Income from Investment Operations
Net investment income (loss) A,B	.22	.20	.15	.16	.23
Net realized and unrealized gain (loss)	.62	(2.21)	5.07	.48	1.63
Total from investment operations	.84	(2.01)	5.22	.64	1.86
Distributions from net investment income	(.23)	(.17)	(.16)	(.15)	(.24)
Distributions from net realized gain	-	(2.04)	(.38)	(.01)	(.51)
Total distributions	(.23)	(2.21)	(.54)	(.16)	(.75)
Net asset value, end of period	$16.19	$15.58	$19.80	$15.12	$14.64
Total Return C	5.36%	(11.45)%	35.09%	4.44%	14.60%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.00%	.98%	1.02%	1.09%	1.09%
Expenses net of fee waivers, if any	1.00%	.98%	1.02%	1.09%	1.09%
Expenses net of all reductions	1.00%	.98%	1.02%	1.09%	1.08%
Net investment income (loss)	1.33%	1.22%	.84%	1.08%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$147,940	$139,355	$92,918	$66,715	$67,764
Portfolio turnover rate F	30%	61%	43%	48%	20% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,824,458
Gross unrealized depreciation	(11,575,318)
Net unrealized appreciation (depreciation)	$20,249,140
Tax Cost	$127,540,108

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$119,984
Capital loss carryforward	$(10,157,487)
Net unrealized appreciation (depreciation) on securities and other investments	$20,245,354

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,721,612)
Long-term	(435,875)
Total capital loss carryforward	$(10,157,487)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$2,201,013	$1,785,513
Long-term Capital Gains	-	9,550,496
Total	$2,201,013	$11,336,009

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	50,795,208	46,379,309
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1729% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Equity Income Fund	.05

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Global Equity Income Fund	0.0498%
Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Equity Income Fund	$491

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Equity Income Fund	4,790,567	7,245,026	93,659
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Equity Income Fund	$288
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Equity Income Fund	$491	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $72.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $9,661.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Global Equity Income Fund	.98%
Actual		$ 1,000	$ 954.10	$ 4.83
Hypothetical-B		$ 1,000	$ 1,020.27	$ 4.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $63,470 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 55%, 86%, 86% and 86% of the dividends distributed in December, April, July, and October respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Equity Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.05% through February 29, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.938162.111
GED-ANN-1223
Fidelity® Diversified International K6 Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Diversified International K6 Fund	12.12%	5.70%	3.92%

A   From May 25, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Bill Bower:
For the fiscal year ending October 31, 2023, the fund gained about 12%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K., primarily in France, and a non-benchmark allocation to Canada detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within financials. Stock picking in industrials also hurt. Also hurting our result were stock selection in energy and health care. Lastly, the fund's position in cash was a notable detractor. The fund's non-benchmark stake in First Quantum Minerals returned -34% and was the biggest individual relative detractor. Not owning Mitsubishi UFJ Financial Group, a benchmark component that gained approximately 83%, was a second notable relative detractor. Another notable relative detractor this period was avoiding HSBC Holdings, a benchmark component that gained roughly 48%. In contrast, from a regional standpoint, underweights in Europe ex U.K., primarily in Switzerland, and Asia Pacific ex Japan, primarily in Australia, contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to performance versus the benchmark was an underweight in consumer staples. An overweight in financials, primarily within the insurance industry, and an underweight in communication services also boosted the fund's relative performance. The fund's non-benchmark stake in B&M European Value Retail gained about 85% and was the top individual relative contributor. A second notable relative contributor was an overweight in BAE Systems (+47%). An overweight in Hitachi (+40%) also helped. Hitachi was among our biggest holdings. Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

ASML Holding NV (depository receipt) (Netherlands, Semiconductors & Semiconductor Equipment)	2.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
HDFC Bank Ltd. (India, Banks)	2.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
Linde PLC (United States of America, Chemicals)	1.9
Hitachi Ltd. (Japan, Industrial Conglomerates)	1.9
RELX PLC (Euronext N.V.) (United Kingdom, Professional Services)	1.8
Nestle SA (Reg. S) (United States of America, Food Products)	1.8
Shin-Etsu Chemical Co. Ltd. (Japan, Chemicals)	1.5
20.6

Market Sectors (% of Fund's net assets)

Financials	23.6
Industrials	19.5
Information Technology	13.9
Health Care	9.6
Consumer Discretionary	8.6
Materials	7.6
Energy	5.7
Consumer Staples	5.6
Real Estate	0.4
Communication Services	0.4

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.5%
	Shares	Value ($)
Australia - 1.4%
Aristocrat Leisure Ltd.	555,563	13,655,799
Flutter Entertainment PLC (a)	96,200	15,089,338
Glencore PLC	4,784,752	25,344,022
TOTAL AUSTRALIA		54,089,159
Belgium - 0.6%
KBC Group NV	417,578	22,931,459
Canada - 7.1%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	658,082	35,823,768
Cameco Corp.	377,665	15,449,746
Canadian Natural Resources Ltd.	781,539	49,628,501
Canadian Pacific Kansas City Ltd.	282,429	20,043,986
Constellation Software, Inc.	21,533	43,167,085
Constellation Software, Inc. warrants 8/22/28 (a)(b)	23,868	2
Franco-Nevada Corp.	180,321	21,936,292
GFL Environmental, Inc.	815,655	23,507,177
Imperial Oil Ltd.	374,815	21,360,468
Ivanhoe Mines Ltd. (a)	1,566,714	11,546,290
Lumine Group, Inc.	67,474	848,564
MEG Energy Corp. (a)	685,909	13,552,484
Thomson Reuters Corp.	136,904	16,398,863
Tourmaline Oil Corp. (c)	183,604	9,708,802
TOTAL CANADA		282,972,028
China - 1.0%
Anta Sports Products Ltd.	363,124	4,106,748
Chervon Holdings Ltd.	1,416,248	3,488,289
Li Ning Co. Ltd.	1,456,501	4,463,307
NXP Semiconductors NV	161,869	27,911,072
TOTAL CHINA		39,969,416
Denmark - 3.7%
Carlsberg A/S Series B	129,917	15,482,627
DSV A/S	207,621	30,964,706
Novo Nordisk A/S Series B	1,051,779	101,471,679
TOTAL DENMARK		147,919,012
France - 10.0%
Air Liquide SA	218,870	37,503,867
Airbus Group NV	231,895	31,091,604
AXA SA	941,920	27,909,490
BNP Paribas SA	634,829	36,505,223
Capgemini SA	237,774	42,021,511
Edenred SA	167,578	8,908,269
EssilorLuxottica SA	222,388	40,153,084
Legrand SA	245,577	21,243,978
LVMH Moet Hennessy Louis Vuitton SE	133,923	95,879,570
Pernod Ricard SA	249,625	44,241,475
Sartorius Stedim Biotech	8,760	1,636,434
Thales SA	79,918	11,766,696
Worldline SA (a)(d)	155,000	1,964,786
TOTAL FRANCE		400,825,987
Germany - 6.2%
Allianz SE	248,347	58,173,433
Bayer AG	186,382	8,053,299
Deutsche Borse AG	148,299	24,409,491
DHL Group	859,252	33,421,256
Hannover Reuck SE	126,632	27,909,975
Infineon Technologies AG	562,569	16,432,764
Merck KGaA	223,929	33,728,306
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	73,535	29,450,095
SAP SE	30,300	4,064,210
Siemens Healthineers AG (d)	254,239	12,460,556
TOTAL GERMANY		248,103,385
Greece - 0.1%
Piraeus Financial Holdings SA (a)	1,677,838	4,953,144
Hong Kong - 1.4%
AIA Group Ltd.	6,455,989	56,062,569
India - 3.5%
Axis Bank Ltd.	1,195,509	14,102,591
Fairfax India Holdings Corp. (a)(d)	598,691	7,298,043
HDFC Bank Ltd.	4,825,351	85,598,182
HDFC Standard Life Insurance Co. Ltd. (d)	531,100	3,944,195
Reliance Industries Ltd.	1,037,211	28,512,533
TOTAL INDIA		139,455,544
Indonesia - 1.0%
PT Bank Central Asia Tbk	37,865,723	20,861,009
PT Bank Rakyat Indonesia (Persero) Tbk	66,613,980	20,829,119
TOTAL INDONESIA		41,690,128
Ireland - 0.9%
Kingspan Group PLC (Ireland)	282,056	18,945,190
Ryanair Holdings PLC sponsored ADR (a)	107,507	9,428,364
Smurfit Kappa Group PLC	231,105	7,516,920
TOTAL IRELAND		35,890,474
Israel - 0.4%
NICE Ltd. sponsored ADR (a)	91,811	14,171,028
Italy - 1.4%
FinecoBank SpA	1,573,445	18,504,943
UniCredit SpA	1,477,163	37,031,908
TOTAL ITALY		55,536,851
Japan - 16.3%
Bandai Namco Holdings, Inc.	462,156	9,575,187
BayCurrent Consulting, Inc.	274,573	6,893,637
CUC, Inc. (a)(c)	22,306	382,503
Daikin Industries Ltd.	49,962	7,203,468
Fast Retailing Co. Ltd.	18,284	4,048,012
FUJIFILM Holdings Corp.	508,525	27,815,201
Fujitsu Ltd.	87,118	11,285,923
Hitachi Ltd.	1,169,359	74,121,724
Hoya Corp.	491,893	47,353,861
Itochu Corp.	1,142,349	41,148,589
Keyence Corp.	107,081	41,453,059
Marui Group Co. Ltd.	128,076	2,025,284
Minebea Mitsumi, Inc.	1,792,123	28,099,240
Misumi Group, Inc.	763,427	11,557,264
Nomura Research Institute Ltd.	480,186	12,604,861
NSD Co. Ltd.	71,558	1,245,030
ORIX Corp.	1,565,026	28,462,113
Persol Holdings Co. Ltd.	9,783,682	14,669,809
Relo Group, Inc.	783,842	7,771,075
Renesas Electronics Corp. (a)	415,559	5,458,625
Resona Holdings, Inc.	838,003	4,477,720
Seven & i Holdings Co. Ltd.	320,832	11,754,871
Shin-Etsu Chemical Co. Ltd.	2,044,411	61,134,796
SMC Corp.	70,713	32,652,656
SMS Co., Ltd.	124,238	1,971,398
Sony Group Corp.	628,762	52,274,572
Sumitomo Mitsui Financial Group, Inc.	912,654	43,997,205
Suzuki Motor Corp.	290,487	11,274,385
TechnoPro Holdings, Inc.	378,985	7,508,015
TIS, Inc.	425,160	9,104,739
Tokyo Electron Ltd.	249,184	32,926,599
TOTAL JAPAN		652,251,421
Korea (South) - 0.8%
Samsung Electronics Co. Ltd.	648,979	32,254,965
Netherlands - 6.4%
Argenx SE (a)	46,253	21,756,560
ASML Holding NV (depository receipt)	189,338	113,377,486
BE Semiconductor Industries NV	103,317	10,636,808
IMCD NV	225,900	27,129,314
Shell PLC (London)	752,082	24,237,236
Wolters Kluwer NV	457,624	58,638,067
TOTAL NETHERLANDS		255,775,471
Norway - 0.5%
Equinor ASA	608,020	20,382,786
Spain - 1.7%
Banco Santander SA (Spain)	5,179,761	18,996,124
CaixaBank SA	6,354,425	25,834,177
Industria de Diseno Textil SA (c)	616,105	21,219,368
TOTAL SPAIN		66,049,669
Sweden - 2.0%
Autoliv, Inc.	106,961	9,802,976
Indutrade AB	1,825,977	32,250,211
Investor AB (B Shares)	2,104,083	38,528,689
Kry International AB (a)(b)(e)	663	24,336
TOTAL SWEDEN		80,606,212
Switzerland - 2.0%
Compagnie Financiere Richemont SA Series A	113,713	13,415,350
Partners Group Holding AG	12,089	12,715,611
Sika AG	120,184	28,657,076
UBS Group AG	329,368	7,683,383
Zurich Insurance Group Ltd.	36,943	17,487,666
TOTAL SWITZERLAND		79,959,086
Taiwan - 1.3%
ECLAT Textile Co. Ltd.	293,000	4,659,868
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	525,964	45,395,953
TOTAL TAIWAN		50,055,821
United Kingdom - 13.4%
3i Group PLC	529,928	12,494,425
AstraZeneca PLC (United Kingdom)	622,605	77,952,482
B&M European Value Retail SA	5,335,219	34,291,051
BAE Systems PLC	3,844,379	51,692,989
Beazley PLC	1,790,680	11,198,000
Big Yellow Group PLC	793,696	9,212,864
Cab Payments Holdings Ltd.	1,161,225	863,783
Compass Group PLC	1,219,995	30,757,765
Diageo PLC	1,116,581	42,224,655
Games Workshop Group PLC	74,962	8,997,366
Hiscox Ltd.	1,739,409	19,830,865
JD Sports Fashion PLC	4,800,334	7,439,072
London Stock Exchange Group PLC	408,415	41,207,070
RELX PLC (Euronext N.V.)	2,041,166	71,077,627
Rentokil Initial PLC	5,051,782	25,726,153
RS GROUP PLC	1,169,966	9,630,022
Sage Group PLC	1,980,395	23,363,032
Smith & Nephew PLC	1,764,794	19,750,046
Standard Chartered PLC (United Kingdom)	2,014,049	15,422,248
Starling Bank Ltd. Series D (a)(b)(e)	2,406,800	8,600,514
WPP PLC	1,664,054	14,329,554
TOTAL UNITED KINGDOM		536,061,583
United States of America - 11.1%
Aon PLC	56,587	17,508,018
CRH PLC	441,406	23,718,971
Experian PLC	577,173	17,474,986
Ferguson PLC	272,478	40,834,911
ICON PLC (a)	84,126	20,523,379
Linde PLC	195,261	74,620,944
Marsh & McLennan Companies, Inc.	219,822	41,689,242
Marvell Technology, Inc.	542,203	25,602,826
MasterCard, Inc. Class A	77,728	29,252,933
Nestle SA (Reg. S)	646,727	69,742,251
S&P Global, Inc.	96,149	33,585,807
Sanofi SA	38,755	3,519,195
Schlumberger Ltd.	822,478	45,779,125
TOTAL UNITED STATES OF AMERICA		443,852,588
Zambia - 0.3%
First Quantum Minerals Ltd.	948,150	10,987,395
TOTAL COMMON STOCKS (Cost $3,266,330,749)		3,772,807,181

Preferred Stocks - 0.4%
	Shares	Value ($)
Convertible Preferred Stocks - 0.4%
Estonia - 0.1%
Bolt Technology OU Series E (a)(b)(e)	21,668	2,559,102
United States of America - 0.3%
Wasabi Holdings, Inc.:
Series C (a)(b)(e)	743,562	8,513,785
Series D (a)(b)(e)	304,085	4,555,193
		13,068,978
TOTAL CONVERTIBLE PREFERRED STOCKS		15,628,080
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (a)(b)(e)	3,828	140,509
TOTAL PREFERRED STOCKS (Cost $19,777,817)		15,768,589

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	177,705,198	177,740,739
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	18,662,558	18,664,424
TOTAL MONEY MARKET FUNDS (Cost $196,404,541)		196,405,163

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $3,482,513,107)	3,984,980,933
NET OTHER ASSETS (LIABILITIES) - 0.2%	6,626,620
NET ASSETS - 100.0%	3,991,607,553

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,667,580 or 0.6% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,393,439 or 0.6% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	5,629,271

Kry International AB	5/14/21	287,945

Kry International AB Series E	5/14/21	1,750,058

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	4,642,638

Wasabi Holdings, Inc. Series C	3/31/21	8,078,504

Wasabi Holdings, Inc. Series D	9/09/22	4,319,984

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	165,418,854	686,636,647	674,314,761	8,326,560	-	(1)	177,740,739	0.4%
Fidelity Securities Lending Cash Central Fund 5.40%	39,190,867	948,112,530	968,638,973	448,664	-	-	18,664,424	0.1%
Total	204,609,721	1,634,749,177	1,642,953,734	8,775,224	-	(1)	196,405,163

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	14,329,554	-	14,329,554	-
Consumer Discretionary	344,438,023	96,839,171	247,598,852	-
Consumer Staples	219,269,647	80,065,243	139,204,404	-
Energy	228,611,681	155,479,126	73,132,555	-
Financials	939,208,801	386,683,083	543,925,204	8,600,514
Health Care	388,741,384	108,501,759	280,239,625	-
Industrials	777,091,900	421,511,376	355,580,524	-
Information Technology	556,934,268	304,473,854	236,667,487	15,792,927
Materials	302,966,573	178,983,888	123,982,685	-
Real Estate	16,983,939	9,212,864	7,771,075	-

Money Market Funds	196,405,163	196,405,163	-	-
Total Investments in Securities:	3,984,980,933	1,938,155,527	2,022,431,965	24,393,441
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $17,417,418) - See accompanying schedule:
Unaffiliated issuers (cost $3,286,108,566)	$3,788,575,770
Fidelity Central Funds (cost $196,404,541)	196,405,163

Total Investment in Securities (cost $3,482,513,107)		$3,984,980,933
Cash		1,297,184
Receivable for investments sold		10,038,995
Receivable for fund shares sold		5,399,636
Dividends receivable		7,560,184
Reclaims receivable		9,796,371
Distributions receivable from Fidelity Central Funds		685,627
Other receivables		195,082
Total assets		4,019,954,012
Liabilities
Payable to custodian bank	$7,987
Payable for investments purchased	4,329,925
Payable for fund shares redeemed	1,450,285
Accrued management fee	2,018,723
Deferred taxes	1,719,886
Other payables and accrued expenses	155,229
Collateral on securities loaned	18,664,424
Total Liabilities		28,346,459
Net Assets		$3,991,607,553
Net Assets consist of:
Paid in capital		$3,761,137,493
Total accumulated earnings (loss)		230,470,060
Net Assets		$3,991,607,553
Net Asset Value, offering price and redemption price per share ($3,991,607,553 ÷ 329,713,938 shares)		$12.11

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$89,951,762
Income from Fidelity Central Funds (including $448,664 from security lending)		8,775,224
Income before foreign taxes withheld		$98,726,986
Less foreign taxes withheld		(8,102,976)
Total Income		90,624,010
Expenses
Management fee	$25,085,776
Independent trustees' fees and expenses	22,997
Total expenses before reductions	25,108,773
Expense reductions	(780)
Total expenses after reductions		25,107,993
Net Investment income (loss)		65,516,017
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $830,792)	(49,295,762)
Redemptions in-kind	20,002,624
Foreign currency transactions	(487,056)
Total net realized gain (loss)		(29,780,194)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $1,271,800)	394,803,232
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	607,280
Total change in net unrealized appreciation (depreciation)		395,410,511
Net gain (loss)		365,630,317
Net increase (decrease) in net assets resulting from operations		$431,146,334
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,516,017	$46,223,928
Net realized gain (loss)	(29,780,194)	(175,880,317)
Change in net unrealized appreciation (depreciation)	395,410,511	(1,165,207,771)
Net increase (decrease) in net assets resulting from operations	431,146,334	(1,294,864,160)
Distributions to shareholders	(31,800,731)	(40,087,762)

Share transactions
Proceeds from sales of shares	1,065,259,894	1,845,177,962
Reinvestment of distributions	31,800,731	40,087,762
Cost of shares redeemed	(988,215,923)	(1,028,832,082)

Net increase (decrease) in net assets resulting from share transactions	108,844,702	856,433,642
Total increase (decrease) in net assets	508,190,305	(478,518,280)

Net Assets
Beginning of period	3,483,417,248	3,961,935,528
End of period	$3,991,607,553	$3,483,417,248

Other Information
Shares
Sold	84,964,159	141,560,986
Issued in reinvestment of distributions	2,652,271	2,683,250
Redeemed	(77,852,831)	(80,800,526)
Net increase (decrease)	9,763,599	63,443,710

Financial Highlights
Fidelity® Diversified International K6 Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.89	$15.45	$11.96	$11.08	$9.69
Income from Investment Operations
Net investment income (loss) A,B	.20	.15	.10	.08	.16
Net realized and unrealized gain (loss)	1.12	(4.56)	3.47	.98	1.36
Total from investment operations	1.32	(4.41)	3.57	1.06	1.52
Distributions from net investment income	(.10)	(.15)	(.08)	(.15)	(.13)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.10)	(.15)	(.08)	(.18)	(.13)
Net asset value, end of period	$12.11	$10.89	$15.45	$11.96	$11.08
Total Return C	12.12%	(28.81)%	30.00%	9.70%	15.89%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.60%	.59%	.59%
Net investment income (loss)	1.57%	1.21%	.73%	.73%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$3,991,608	$3,483,417	$3,961,936	$3,102,294	$2,977,388
Portfolio turnover rate F	25% G	31% G	30% G	34%	48% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards, and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$722,705,742
Gross unrealized depreciation	(228,863,228)
Net unrealized appreciation (depreciation)	$493,842,514
Tax Cost	$3,491,138,419

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$67,443,685
Capital loss carryforward	$(328,752,646)
Net unrealized appreciation (depreciation) on securities and other investments	$493,498,907

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(309,317,588)
Long-term	(19,435,058)
Total capital loss carryforward	$(328,752,646)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$31,800,731	$40,087,762

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	982,754,296	1,139,783,032

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	4,361,678	20,002,624	56,570,957

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	26,855,137	332,235,591

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	4,786,586	30,753,342	72,038,115

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	75,623,497	961,127,384

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International K6 Fund	$1,185

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International K6 Fund	26,206,163	42,719,919	(3,015,409)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International K6 Fund	$48,292	$ -	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $780.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10.Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Diversified International K6 Fund	.60%
Actual		$ 1,000	$ 931.50	$ 2.92
Hypothetical-B		$ 1,000	$ 1,022.18	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $420,375 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.99% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1281 and $0.0291 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Diversified International K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9883987.106
DIFK6-ANN-1223
Fidelity® Series Canada Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Canada Fund	1.54%	8.25%	6.76%

A   From August 15, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Canada Fund, on August 15, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Canada Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left global stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin, while the U.S. middled (+10%). Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Ryan Oldham:
For the fiscal year ending October 31, 2023, the fund gained 1.54%, versus -0.90% for the benchmark MSCI Canada Index (Net MA). By sector, the biggest contributor to performance versus the benchmark was stock picking in energy. Underweight positions in utilities and financials also boosted the fund's relative performance. The top individual relative contributor was an overweight in Alimentation Couche-Tard (+23%), which was among our largest holdings. A second notable contributor was our non-benchmark stake in PrairieSky Royalty (+17%), another of the fund's biggest holdings. An overweight in Constellation Software (+41%), also a top-10 fund holding, further helped. In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result were stock picks in the financials and health care sectors. Lastly, the fund's small position in cash detracted. The largest individual relative detractor this period was avoiding Fairfax Financial, a benchmark component that gained roughly 72%. The second-largest relative detractor was an underweight in Shopify (+38%). An overweight in Nutrien (-35%) also hurt. By sector, meaningful changes in positioning the past 12 months include increased exposure to the consumer staples and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

The Toronto-Dominion Bank (Banks)	7.3
Canadian Pacific Kansas City Ltd. (Ground Transportation)	6.3
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	6.0
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (Consumer Staples Distribution & Retail)	5.6
Bank of Montreal (Banks)	4.6
Constellation Software, Inc. (Software)	4.0
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.9
PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)	3.9
Royal Bank of Canada (Banks)	3.9
Franco-Nevada Corp. (Metals & Mining)	3.8
49.3

Market Sectors (% of Fund's net assets)

Financials	27.4
Energy	19.5
Industrials	13.5
Materials	10.8
Consumer Staples	9.0
Information Technology	7.7
Consumer Discretionary	6.5
Communication Services	2.8
Health Care	0.7
Utilities	0.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2023, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.4%
Quebecor, Inc.:
Class A	2,102,000	45,867,330
Class B (sub. vtg.)	968,400	19,979,033
		65,846,363
Wireless Telecommunication Services - 1.2%
Rogers Communications, Inc. Class B (non-vtg.)	1,422,300	52,697,151
TOTAL COMMUNICATION SERVICES		118,543,514
CONSUMER DISCRETIONARY - 6.5%
Automobile Components - 0.7%
Magna International, Inc. Class A (sub. vtg.)	699,000	33,590,308
Broadline Retail - 2.8%
Dollarama, Inc.	1,873,700	127,953,409
Hotels, Restaurants & Leisure - 2.4%
Restaurant Brands International, Inc.	1,582,600	106,305,527
Specialty Retail - 0.4%
Aritzia, Inc. (a)	702,700	10,930,044
Diversified Royalty Corp. (b)	4,302,900	7,539,965
		18,470,009
Textiles, Apparel & Luxury Goods - 0.2%
Canada Goose Holdings, Inc. (a)(b)	642,323	7,123,799
TOTAL CONSUMER DISCRETIONARY		293,443,052
CONSUMER STAPLES - 9.0%
Beverages - 0.1%
GURU Organic Energy Corp. (a)(c)	1,628,634	2,630,712
Consumer Staples Distribution & Retail - 8.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	4,647,600	252,999,693
Metro, Inc.	1,974,400	100,289,696
North West Co., Inc.	1,392,600	35,509,166
		388,798,555
Personal Care Products - 0.3%
Jamieson Wellness, Inc. (d)	855,600	14,048,684
TOTAL CONSUMER STAPLES		405,477,951
ENERGY - 19.5%
Energy Equipment & Services - 0.7%
Pason Systems, Inc.	3,272,200	31,359,321
Oil, Gas & Consumable Fuels - 18.8%
Cameco Corp.	1,173,500	48,006,241
Canadian Natural Resources Ltd.	4,301,500	273,149,515
Enbridge, Inc.	3,091,300	99,064,267
Parkland Corp.	2,485,100	75,211,572
PrairieSky Royalty Ltd. (b)	10,035,080	176,206,380
Suncor Energy, Inc. (b)	5,479,300	177,447,531
		849,085,506
TOTAL ENERGY		880,444,827
FINANCIALS - 27.4%
Banks - 15.8%
Bank of Montreal (b)	2,744,500	207,388,610
Royal Bank of Canada (b)	2,192,600	175,123,401
The Toronto-Dominion Bank	5,913,230	330,296,589
		712,808,600
Capital Markets - 5.2%
Brookfield Asset Management Ltd. Class A (b)	2,387,672	68,440,571
Brookfield Corp. (Canada) Class A (b)	3,333,888	97,125,708
TMX Group Ltd.	3,258,300	67,856,286
		233,422,565
Insurance - 6.4%
Definity Financial Corp.	2,405,624	66,509,194
Intact Financial Corp.	669,700	94,093,635
Sun Life Financial, Inc.	2,848,200	130,091,933
		290,694,762
TOTAL FINANCIALS		1,236,925,927
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group, Inc.	934,870	26,183,776
dentalcorp Holdings Ltd. (a)	1,001,569	3,972,331
		30,156,107
INDUSTRIALS - 13.5%
Commercial Services & Supplies - 2.3%
GFL Environmental, Inc.	3,579,014	103,105,541
Ground Transportation - 9.0%
Canadian National Railway Co.	1,162,800	123,034,176
Canadian Pacific Kansas City Ltd.	4,014,921	285,061,562
		408,095,738
Professional Services - 2.2%
Thomson Reuters Corp. (b)	827,900	99,168,898
TOTAL INDUSTRIALS		610,370,177
INFORMATION TECHNOLOGY - 7.7%
IT Services - 2.7%
Shopify, Inc. Class A (a)	2,616,800	123,579,760
Software - 5.0%
ApplyBoard, Inc. (a)(e)(f)	10,248	581,369
ApplyBoard, Inc. (non-vtg.) (a)(e)(f)	2,527	143,357
Computer Modelling Group Ltd.	2,248,400	14,851,519
Constellation Software, Inc.	90,600	181,625,315
Constellation Software, Inc. warrants 8/22/28 (a)(f)	48,000	3
Dye & Durham Ltd. (c)	3,696,700	21,565,749
Lumine Group, Inc.	439,640	5,528,986
		224,296,298
TOTAL INFORMATION TECHNOLOGY		347,876,058
MATERIALS - 10.8%
Chemicals - 2.2%
Nutrien Ltd.	1,868,478	100,352,797
Containers & Packaging - 1.0%
CCL Industries, Inc.:
Class A	155,800	6,121,898
Class B	984,800	38,504,313
		44,626,211
Metals & Mining - 6.9%
Franco-Nevada Corp.	1,411,919	171,761,843
Lundin Mining Corp.	4,905,900	30,636,448
Triple Flag Precious Metals Corp.	893,300	11,356,682
Wheaton Precious Metals Corp.	2,390,900	100,980,720
		314,735,693
Paper & Forest Products - 0.7%
Stella-Jones, Inc.	572,500	29,988,390
Western Forest Products, Inc.	1,709,808	887,732
		30,876,122
TOTAL MATERIALS		490,590,823
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Corp.	336,500	7,658,740
TOTAL COMMON STOCKS (Cost $3,438,316,068)		4,421,487,176

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
ApplyBoard, Inc.:
Series A1 (a)(e)(f)	12,606	715,138
Series A2 (a)(e)(f)	9,868	559,812
Series A3 (a)(e)(f)	563	31,939
Series D (a)(e)(f)	27,521	1,561,266
Series Seed (a)(e)(f)	3,768	213,759
(Cost $4,705,692)		3,081,914

Convertible Bonds - 0.2%
		Principal Amount (g)	Value ($)
COMMUNICATION SERVICES - 0.2%
Entertainment - 0.2%
Cineplex, Inc. 5.75% 9/30/25 (d) (Cost $8,538,338)	CAD	12,136,000	8,663,883

Money Market Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	11,235,482	11,237,729
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	223,136,563	223,158,876
TOTAL MONEY MARKET FUNDS (Cost $234,396,605)		234,396,605

TOTAL INVESTMENT IN SECURITIES - 103.3% (Cost $3,685,956,703)	4,667,629,578
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(150,070,447)
NET ASSETS - 100.0%	4,517,559,131

Currency Abbreviations
CAD	-	Canadian dollar

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,712,567 or 0.5% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,806,640 or 0.1% of net assets.

(f)	Level 3 security
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard, Inc.	6/04/21 - 6/30/21	524,312

ApplyBoard, Inc. (non-vtg.)	6/30/21	269,861

ApplyBoard, Inc. Series A1	6/04/21	816,255

ApplyBoard, Inc. Series A2	6/04/21	638,966

ApplyBoard, Inc. Series A3	6/04/21	36,455

ApplyBoard, Inc. Series D	6/04/21	2,970,033

ApplyBoard, Inc. Series Seed	6/04/21	243,983

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	4,119,421	738,320,709	731,202,401	366,778	-	-	11,237,729	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	772,969,944	6,990,429,407	7,540,240,475	2,204,704	-	-	223,158,876	0.9%
Total	777,089,365	7,728,750,116	8,271,442,876	2,571,482	-	-	234,396,605

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Dye & Durham Ltd.	30,860,121	8,344,466	4,934,864	121,983	(2,815,500)	(9,888,474)	21,565,749
GURU Organic Energy Corp.	5,007,698	-	444,751	-	(2,459,782)	527,547	2,630,712
Total	35,867,819	8,344,466	5,379,615	121,983	(5,275,282)	(9,360,927)	24,196,461

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	118,543,514	118,543,514	-	-
Consumer Discretionary	293,443,052	293,443,052	-	-
Consumer Staples	405,477,951	405,477,951	-	-
Energy	880,444,827	880,444,827	-	-
Financials	1,236,925,927	1,236,925,927	-	-
Health Care	30,156,107	30,156,107	-	-
Industrials	610,370,177	610,370,177	-	-
Information Technology	350,957,972	347,151,329	-	3,806,643
Materials	490,590,823	490,590,823	-	-
Utilities	7,658,740	7,658,740	-	-

Corporate Bonds	8,663,883	-	8,663,883	-

Money Market Funds	234,396,605	234,396,605	-	-
Total Investments in Securities:	4,667,629,578	4,655,159,052	8,663,883	3,806,643
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $212,257,307) - See accompanying schedule:
Unaffiliated issuers (cost $3,398,715,112)	$4,409,036,512
Fidelity Central Funds (cost $234,396,605)	234,396,605
Other affiliated issuers (cost $52,844,986)	24,196,461

Total Investment in Securities (cost $3,685,956,703)		$4,667,629,578
Cash		37,314
Foreign currency held at value (cost $73,225,363)		72,079,574
Receivable for investments sold		7,226,086
Receivable for fund shares sold		22,257,280
Dividends receivable		8,347,063
Interest receivable		44,117
Distributions receivable from Fidelity Central Funds		239,153
Total assets		4,777,860,165
Liabilities
Payable for investments purchased	$20,685,152
Payable for fund shares redeemed	16,443,929
Other payables and accrued expenses	14,848
Collateral on securities loaned	223,157,105
Total Liabilities		260,301,034
Net Assets		$4,517,559,131
Net Assets consist of:
Paid in capital		$3,449,221,498
Total accumulated earnings (loss)		1,068,337,633
Net Assets		$4,517,559,131
Net Asset Value, offering price and redemption price per share ($4,517,559,131 ÷ 342,930,034 shares)		$13.17

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends (including $121,983 earned from affiliated issuers)		$142,301,157
Interest		953,131
Income from Fidelity Central Funds (including $2,204,704 from security lending)		2,571,482
Income before foreign taxes withheld		$145,825,770
Less foreign taxes withheld		(21,443,941)
Total Income		124,381,829
Expenses
Custodian fees and expenses	$46,266
Independent trustees' fees and expenses	29,983
Interest	340,956
Total Expenses		417,205
Net Investment income (loss)		123,964,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	82,671,610
Redemptions in-kind	69,630,912
Affiliated issuers	(5,275,282)
Foreign currency transactions	(7,424,764)
Total net realized gain (loss)		139,602,476
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(105,822,545)
Affiliated issuers	(9,360,926)
Assets and liabilities in foreign currencies	(1,168,006)
Total change in net unrealized appreciation (depreciation)		(116,351,477)
Net gain (loss)		23,250,999
Net increase (decrease) in net assets resulting from operations		$147,215,623
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,964,624	$133,720,673
Net realized gain (loss)	139,602,476	50,400,505
Change in net unrealized appreciation (depreciation)	(116,351,477)	(624,986,211)
Net increase (decrease) in net assets resulting from operations	147,215,623	(440,865,033)
Distributions to shareholders	(160,606,918)	(132,881,856)

Share transactions
Proceeds from sales of shares	675,016,952	958,291,641
Reinvestment of distributions	160,606,918	132,881,856
Cost of shares redeemed	(1,711,870,454)	(1,175,374,764)

Net increase (decrease) in net assets resulting from share transactions	(876,246,584)	(84,201,267)
Total increase (decrease) in net assets	(889,637,879)	(657,948,156)

Net Assets
Beginning of period	5,407,197,010	6,065,145,166
End of period	$4,517,559,131	$5,407,197,010

Other Information
Shares
Sold	49,168,680	67,737,438
Issued in reinvestment of distributions	12,084,794	9,351,292
Redeemed	(122,728,311)	(83,298,959)
Net increase (decrease)	(61,474,837)	(6,210,229)

Financial Highlights
Fidelity® Series Canada Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.37	$14.77	$9.77	$10.89	$9.99
Income from Investment Operations
Net investment income (loss) A,B	.33	.32	.28	.27	.27
Net realized and unrealized gain (loss)	(.12)	(1.40)	4.97	(1.14)	.86
Total from investment operations	.21	(1.08)	5.25	(.87)	1.13
Distributions from net investment income	(.40)	(.32)	(.25)	(.25)	(.23)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.41)	(.32)	(.25)	(.25)	(.23)
Net asset value, end of period	$13.17	$13.37	$14.77	$9.77	$10.89
Total Return C	1.54%	(7.45)%	54.40%	(8.22)%	11.62%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any	.01%	-% F	-% F	-% F	-% F
Expenses net of all reductions	.01%	-% F	-% F	-% F	-% F
Net investment income (loss)	2.41%	2.29%	2.13%	2.70%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$4,517,559	$5,407,197	$6,065,145	$3,914,417	$1,916,409
Portfolio turnover rate G	15% H	19% H	19%	14%	12% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,120,669,428
Gross unrealized depreciation	(203,558,688)
Net unrealized appreciation (depreciation)	$917,110,740
Tax Cost	$3,750,518,838

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$110,031,867
Undistributed long-term capital gain	$42,391,622
Net unrealized appreciation (depreciation) on securities and other investments	$915,914,145

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$157,465,462	$132,881,856
Long-term Capital Gains	3,141,456	-
Total	$160,606,918	$132,881,856

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	744,250,273	1,569,551,440

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Canada Fund	10,679,138	69,630,912	146,531,701

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Canada Fund	Borrower	$ 173,586,143	5.05%	$340,956

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Canada Fund	87,099,429	26,067,848	283,262

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Canada Fund	1,619,205	9,969,579	21,259,781
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Canada Fund	$232,995	$-	$-

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Series Canada Fund	.01%
Actual		$ 1,000	$ 936.70	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2023, $69,175,177, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,072,419 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 28.70% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.4233 and $.0223 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Canada Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts.  The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9883882.106
SAD-ANN-1223
Fidelity® International Discovery K6 Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® International Discovery K6 Fund	7.19%	2.90%

A   From June 13, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery K6 Fund, on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager William Kennedy:
For the fiscal year ending October 31, 2023, the fund gained 7.19%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, security selection in Europe, emerging markets and the U.K. detracted most from the fund's relative result. By sector, investment choices among consumer discretionary companies, along with stock picks and an underweight in energy, also hurt. Security selection in health care and financials proved detrimental as well the past 12 months. The biggest individual relative detractor was an outsized stake in Norway-based Equinor (-24%), a position that was no longer held at period end. The portfolio's non-benchmark exposure to HDFC Bank in India returned roughly -5% and was a second notable relative detractor. An overweight stake in Japan-based Olympus, which was not held at period end, returned -22% and further weighed on relative performance. In contrast, on a regional basis, security selection in the U.S., which is not in the benchmark, and an underweight in Asia Pacific ex Japan contributed to the portfolio's relative return. By sector, security selection and an underweight in information technology helped performance most versus the benchmark. The fund's non-benchmark position in U.S.-based Nvidia gained approximately 91% and was the top individual relative contributor. Outsized exposure to BE Semiconductor Industries (+70%) in the Netherlands was another plus. An overweight in Italy-based UniCredit (+33%), a top-10 holding at the end of October, also helped. Nvidia, BE Semiconductor and UniCredit were new additions to the portfolio during the reporting period. Notable changes in positioning include decreased exposure to the energy and health care sectors and higher allocations to information technology and consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.7
Nestle SA (Reg. S) (United States of America, Food Products)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.1
HDFC Bank Ltd. (India, Banks)	2.1
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.0
Air Liquide SA (France, Chemicals)	1.9
UniCredit SpA (Italy, Banks)	1.8
23.6

Market Sectors (% of Fund's net assets)

Financials	19.2
Information Technology	16.4
Industrials	15.4
Consumer Discretionary	13.4
Health Care	12.1
Consumer Staples	6.4
Materials	6.3
Energy	3.1
Communication Services	2.6
Real Estate	1.1

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
Australia - 2.5%
Bapcor Ltd.	473,339	1,611,176
Flight Centre Travel Group Ltd. (a)	293,229	3,485,714
Flutter Entertainment PLC (b)	25,358	3,977,499
IperionX Ltd. (b)(c)	1,395,848	1,106,820
National Storage REIT unit	3,516,700	4,483,739
TOTAL AUSTRALIA		14,664,948
Bailiwick of Jersey - 0.4%
JTC PLC (d)	302,996	2,351,445
Belgium - 1.2%
KBC Group NV	36,728	2,016,932
UCB SA	67,907	4,962,127
TOTAL BELGIUM		6,979,059
Brazil - 0.7%
MercadoLibre, Inc. (b)	3,294	4,086,998
Canada - 3.8%
Canadian Natural Resources Ltd.	141,278	8,971,293
Constellation Software, Inc.	4,942	9,907,200
Constellation Software, Inc. warrants 8/22/28 (b)(c)	4,235	0
Definity Financial Corp.	43,985	1,216,070
Franco-Nevada Corp.	16,994	2,067,343
Lumine Group, Inc.	12,235	153,869
TOTAL CANADA		22,315,775
China - 1.5%
Alibaba Group Holding Ltd. (b)	146,635	1,509,619
Chervon Holdings Ltd.	654,394	1,611,805
JOYY, Inc. ADR	105,662	4,112,365
Tencent Holdings Ltd.	46,543	1,722,499
TOTAL CHINA		8,956,288
Denmark - 3.9%
DSV A/S	18,091	2,698,101
Novo Nordisk A/S Series B	205,874	19,861,953
TOTAL DENMARK		22,560,054
France - 11.3%
Air Liquide SA	63,996	10,965,859
Airbus Group NV	41,121	5,513,348
AXA SA	256,971	7,614,160
BNP Paribas SA	114,269	6,570,927
Edenred SA	80,288	4,268,025
EssilorLuxottica SA	26,449	4,775,478
Exclusive Networks SA (b)	136,612	2,171,128
L'Oreal SA	16,179	6,800,531
LVMH Moet Hennessy Louis Vuitton SE	18,882	13,518,201
Pernod Ricard SA	22,857	4,050,986
TOTAL FRANCE		66,248,643
Germany - 4.3%
Fresenius SE & Co. KGaA	75,086	1,925,832
Merck KGaA	30,160	4,542,715
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,596	5,845,564
Nexus AG	22,732	1,107,628
Rheinmetall AG	15,658	4,479,914
Siemens AG	38,174	5,065,646
Siemens Healthineers AG (d)	40,819	2,000,588
Talanx AG	82	5,158
TOTAL GERMANY		24,973,045
Hong Kong - 1.2%
AIA Group Ltd.	790,826	6,867,381
Hungary - 0.3%
Richter Gedeon PLC	71,747	1,682,269
India - 4.2%
Avenue Supermarts Ltd. (b)(d)	43,209	1,885,986
HDFC Bank Ltd.	324,330	5,753,376
HDFC Bank Ltd. sponsored ADR	116,285	6,575,917
ITC Ltd.	394,483	2,030,014
Larsen & Toubro Ltd.	42,307	1,488,379
One97 Communications Ltd. (b)	335,518	3,712,099
PVR INOX Ltd. (b)	40,154	770,728
Sona Blw Precision Forgings Ltd. (d)	234,001	1,522,418
Star Health & Allied Insurance Co. Ltd. (b)	81,235	565,780
TOTAL INDIA		24,304,697
Ireland - 1.5%
Cairn Homes PLC	2,300,191	2,697,915
Dalata Hotel Group PLC	918,456	3,896,991
Kingspan Group PLC (Ireland)	29,103	1,954,796
Ryanair Holdings PLC (b)	3,200	48,070
TOTAL IRELAND		8,597,772
Italy - 4.2%
BFF Bank SpA (d)	264,500	2,539,797
Davide Campari Milano NV	241,637	2,666,702
Ferrari NV	13,412	4,045,596
FinecoBank SpA	132,867	1,562,620
Prysmian SpA	66,276	2,474,769
Recordati SpA	13,762	634,885
UniCredit SpA	413,377	10,363,202
TOTAL ITALY		24,287,571
Japan - 19.2%
Advantest Corp.	86,836	2,236,777
BayCurrent Consulting, Inc.	47,067	1,181,700
Capcom Co. Ltd.	101,354	3,262,517
Daiichi Sankyo Kabushiki Kaisha	141,636	3,651,970
Eisai Co. Ltd.	24,840	1,315,982
Fast Retailing Co. Ltd.	23,495	5,201,709
FUJIFILM Holdings Corp.	58,412	3,195,008
Hitachi Ltd.	188,126	11,924,673
Hoya Corp.	84,415	8,126,516
Itochu Corp.	216,292	7,791,061
JTOWER, Inc. (a)(b)	72,433	2,635,914
Keyence Corp.	10,340	4,002,808
Misumi Group, Inc.	72,437	1,096,599
Mitsubishi UFJ Financial Group, Inc.	761,645	6,389,552
NOF Corp.	38,640	1,524,385
ORIX Corp.	344,406	6,263,489
Outsourcing, Inc.	203,901	1,515,169
Pan Pacific International Holdings Ltd.	160,810	3,114,224
Persol Holdings Co. Ltd.	1,933,860	2,899,661
Renesas Electronics Corp. (b)	495,887	6,513,783
Shin-Etsu Chemical Co. Ltd.	268,836	8,039,105
Sony Group Corp.	98,823	8,216,034
Sumitomo Mitsui Financial Group, Inc.	101,648	4,900,245
TechnoPro Holdings, Inc.	67,080	1,328,912
TIS, Inc.	113,773	2,436,432
Tokio Marine Holdings, Inc.	147,950	3,309,972
TOTAL JAPAN		112,074,197
Kazakhstan - 0.0%
Kaspi.KZ JSC GDR (Reg. S)	3,300	298,320
Korea (South) - 1.4%
Samsung Electronics Co. Ltd.	160,619	7,982,940
Netherlands - 8.1%
ASML Holding NV (Netherlands)	26,272	15,792,635
BE Semiconductor Industries NV	59,639	6,140,022
IMCD NV	17,396	2,089,161
ING Groep NV (Certificaten Van Aandelen)	327,996	4,205,082
Shell PLC (London)	298,148	9,608,372
Topicus.Com, Inc. (b)	8,028	528,600
Universal Music Group NV	81,820	2,003,676
Wolters Kluwer NV	53,405	6,843,098
TOTAL NETHERLANDS		47,210,646
Russia - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (b)(c)	38,476	14,210
Spain - 1.4%
CaixaBank SA	1,488,379	6,051,066
Cie Automotive SA	88,865	2,262,315
TOTAL SPAIN		8,313,381
Sweden - 1.4%
ASSA ABLOY AB (B Shares)	116,757	2,488,684
Indutrade AB	200,188	3,535,699
Kry International AB (b)(c)(e)	71	2,606
Lagercrantz Group AB (B Shares)	246,641	2,247,122
TOTAL SWEDEN		8,274,111
Switzerland - 0.5%
Partners Group Holding AG	2,547	2,679,019
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	763,041	12,452,783
United Kingdom - 13.0%
3i Group PLC	239,263	5,641,245
AstraZeneca PLC (United Kingdom)	128,848	16,132,253
BAE Systems PLC	657,437	8,840,149
Big Yellow Group PLC	182,476	2,118,099
Bunzl PLC	185,100	6,596,408
Cab Payments Holdings Ltd. (a)	315,231	234,486
Compass Group PLC	398,438	10,045,174
DCC PLC (United Kingdom)	253	14,038
Diageo PLC	125,626	4,750,676
Games Workshop Group PLC	18,235	2,188,668
JD Sports Fashion PLC	1,288,320	1,996,508
London Stock Exchange Group PLC	43,161	4,354,733
RELX PLC (London Stock Exchange)	174,550	6,096,633
Sage Group PLC	393,668	4,644,163
Smart Metering Systems PLC	245,250	1,904,789
Starling Bank Ltd. Series D (b)(c)(e)	137,500	491,346
Zegona Communications PLC (b)(c)	23,682	8,981
TOTAL UNITED KINGDOM		76,058,349
United States of America - 7.8%
CRH PLC	94,176	5,060,552
Energy Recovery, Inc. (b)	26,097	396,674
Globant SA (b)	8,421	1,434,012
Lattice Semiconductor Corp. (b)	21,505	1,195,893
Linde PLC	19,531	7,463,967
Microsoft Corp.	16,620	5,619,388
Nestle SA (Reg. S)	137,719	14,851,449
NVIDIA Corp.	15,227	6,209,571
Samsonite International SA (b)(d)	1,053,659	3,263,308
TOTAL UNITED STATES OF AMERICA		45,494,814
Zambia - 0.1%
First Quantum Minerals Ltd.	40,407	468,246
TOTAL COMMON STOCKS (Cost $550,812,747)		560,196,961

Preferred Stocks - 0.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
China - 0.1%
ByteDance Ltd. Series E1 (b)(c)(e)	1,533	358,185
dMed Biopharmaceutical Co. Ltd. Series C (b)(c)(e)	8,434	49,676
		407,861
Estonia - 0.1%
Bolt Technology OU Series E (b)(c)(e)	3,347	395,298
United States of America - 0.0%
Canva, Inc.:
Series A (c)(e)	85	90,711
Series A2 (c)(e)	15	16,008
		106,719
TOTAL CONVERTIBLE PREFERRED STOCKS		909,878
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (b)(c)(e)	413	15,159
TOTAL PREFERRED STOCKS (Cost $1,452,783)		925,037

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	20,984,780	20,988,977
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	4,348,460	4,348,895
TOTAL MONEY MARKET FUNDS (Cost $25,337,872)		25,337,872

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $577,603,402)	586,459,870
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(3,076,486)
NET ASSETS - 100.0%	583,383,384

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,563,542 or 2.3% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,418,989 or 0.2% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	869,539

ByteDance Ltd. Series E1	11/18/20	167,977

Canva, Inc. Series A	9/22/23	90,666

Canva, Inc. Series A2	9/22/23	16,000

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	119,789

Kry International AB	5/14/21	30,836

Kry International AB Series E	5/14/21	188,812

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	286,270

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	27,106,527	182,654,271	188,771,821	947,418	-	-	20,988,977	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	1,938,791	82,407,810	79,997,706	73,628	-	-	4,348,895	0.0%
Total	29,045,318	265,062,081	268,769,527	1,021,046	-	-	25,337,872

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	14,874,865	4,112,365	10,395,334	367,166
Consumer Discretionary	78,358,591	25,152,490	53,099,382	106,719
Consumer Staples	37,050,554	6,717,688	30,318,656	14,210
Energy	18,579,665	8,971,293	9,608,372	-
Financials	112,647,008	29,593,353	82,562,309	491,346
Health Care	70,769,872	21,631,522	49,088,674	49,676
Industrials	90,266,131	32,987,447	57,278,684	-
Information Technology	95,277,197	40,250,968	54,613,166	413,063
Materials	36,696,277	15,060,108	20,529,349	1,106,820
Real Estate	6,601,838	2,118,099	4,483,739	-

Money Market Funds	25,337,872	25,337,872	-	-
Total Investments in Securities:	586,459,870	211,933,205	371,977,665	2,549,000
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $4,164,989) - See accompanying schedule:
Unaffiliated issuers (cost $552,265,530)	$561,121,998
Fidelity Central Funds (cost $25,337,872)	25,337,872

Total Investment in Securities (cost $577,603,402)		$586,459,870
Cash		51,189
Foreign currency held at value (cost $152)		153
Receivable for investments sold		5,630,800
Receivable for fund shares sold		494,305
Dividends receivable		950,704
Reclaims receivable		1,045,861
Distributions receivable from Fidelity Central Funds		121,302
Total assets		594,754,184
Liabilities
Payable for investments purchased	$6,071,535
Payable for fund shares redeemed	324,261
Accrued management fee	296,789
Other payables and accrued expenses	329,320
Collateral on securities loaned	4,348,895
Total Liabilities		11,370,800
Net Assets		$583,383,384
Net Assets consist of:
Paid in capital		$684,581,540
Total accumulated earnings (loss)		(101,198,156)
Net Assets		$583,383,384
Net Asset Value, offering price and redemption price per share ($583,383,384 ÷ 53,737,609 shares)		$10.86

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$13,845,551
Interest		9,887
Income from Fidelity Central Funds (including $73,628 from security lending)		1,021,046
Income before foreign taxes withheld		$14,876,484
Less foreign taxes withheld		(1,637,036)
Total Income		13,239,448
Expenses
Management fee	$3,577,022
Independent trustees' fees and expenses	3,183
Total expenses before reductions	3,580,205
Expense reductions	(116)
Total expenses after reductions		3,580,089
Net Investment income (loss)		9,659,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $4,013)	(54,722,943)
Foreign currency transactions	15,375
Total net realized gain (loss)		(54,707,568)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $168,451)	74,737,385
Assets and liabilities in foreign currencies	45,677
Total change in net unrealized appreciation (depreciation)		74,783,062
Net gain (loss)		20,075,494
Net increase (decrease) in net assets resulting from operations		$29,734,853
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,659,359	$9,318,000
Net realized gain (loss)	(54,707,568)	(61,862,335)
Change in net unrealized appreciation (depreciation)	74,783,062	(118,418,158)
Net increase (decrease) in net assets resulting from operations	29,734,853	(170,962,493)
Distributions to shareholders	(4,996,303)	(8,038,015)

Share transactions
Proceeds from sales of shares	197,751,242	304,547,005
Reinvestment of distributions	4,996,303	8,038,015
Cost of shares redeemed	(112,155,117)	(96,424,320)

Net increase (decrease) in net assets resulting from share transactions	90,592,428	216,160,700
Total increase (decrease) in net assets	115,330,978	37,160,192

Net Assets
Beginning of period	468,052,406	430,892,214
End of period	$583,383,384	$468,052,406

Other Information
Shares
Sold	17,226,620	24,327,055
Issued in reinvestment of distributions	448,904	555,879
Redeemed	(9,674,096)	(7,923,935)
Net increase (decrease)	8,001,428	16,958,999

Financial Highlights
Fidelity® International Discovery K6 Fund

Years ended October 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.23	$14.97	$11.29	$10.49	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.19	.24	.16	.12	.06 D
Net realized and unrealized gain (loss)	.55	(4.70)	3.60	.77	.43
Total from investment operations	.74	(4.46)	3.76	.89	.49
Distributions from net investment income	(.11)	(.28)	(.08)	(.04)	-
Distributions from net realized gain	-	-	-	(.05)	-
Total distributions	(.11)	(.28)	(.08)	(.09)	-
Net asset value, end of period	$10.86	$10.23	$14.97	$11.29	$10.49
Total Return E,F	7.19%	(30.35)%	33.43%	8.51%	4.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.60%	.60%	.60%	.60%	.60% I
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60% I
Expenses net of all reductions	.60%	.60%	.60%	.60%	.60% I
Net investment income (loss)	1.62%	1.98%	1.11%	1.16%	1.67% D,I
Supplemental Data
Net assets, end of period (000 omitted)	$583,383	$468,052	$430,892	$103,173	$61,421
Portfolio turnover rate J	55% K	50% K	58% K	42% K	59% K,L

AFor the period June 13, 2019 (commencement of operations) through October 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .43%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

LAmount not annualized.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$51,062,270
Gross unrealized depreciation	(44,552,196)
Net unrealized appreciation (depreciation)	$6,510,074
Tax Cost	$579,949,796

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,977,096
Capital loss carryforward	$(118,325,907)
Net unrealized appreciation (depreciation) on securities and other investments	$6,479,975

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(80,207,263)
Long-term	(38,118,644)
Total capital loss carryforward	$(118,325,907)

Due to large subscriptions in a prior period, approximately $75,073,225 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $11,985,573 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$4,996,303	$8,038,015

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	314,233,206	307,453,263

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	8,198,739	94,487,059

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	15,540,854	197,763,447
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery K6 Fund	$ 348

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery K6 Fund	9,930,939	5,687,152	(1,175,844)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery K6 Fund	$7,980	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $116.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® International Discovery K6 Fund	.60%
Actual		$ 1,000	$ 916.50	$ 2.90
Hypothetical-B		$ 1,000	$ 1,022.18	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $184,519 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1320 and $0.0240 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9893917.104
IGI-K6-ANN-1223
Fidelity® SAI International SMA Completion Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI International SMA Completion Fund	6.61%	2.10%

A   From April 11, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International SMA Completion Fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Co-Portfolio Managers Bill Bower and Tim Gannon:
For the fiscal year ending October 31, 2023, the fund gained 6.61%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, picks in Europe ex U.K., primarily in France, and Japan detracted from the fund's relative result. By sector, security selection was the primary detractor, especially within industrials, where our stock selection in commercial & professional services hurt most. Stock picking in financials, primarily within the banks industry, also hurt. Also hurting our result were stock selection in health care and energy. The biggest individual relative detractor was our stake in Teleperformance (-38%). Teleperformance was not held at period end. The second-largest relative detractor was an overweight in Tis (-21%). An overweight in Sartorius Stedim Biotech (-40%) also hurt, and we trimmed the fund's stake. In contrast, from a regional standpoint, picks and an underweight in the U.K. and an underweight in Europe ex U.K., primarily in Switzerland, contributed to the fund's performance versus the benchmark. By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted relative performance. Also lifting the fund's relative result was an underweight in consumer staples, primarily within the food, beverage & tobacco industry. The top individual relative contributor was our non-benchmark stake in B&M European Value Retail (+85%). B&M was among the fund's largest holdings. A second notable relative contributor was an overweight in Itochu (+41%). Itochu was the fund's top holding as of period end. A non-benchmark stake in Constellation Software gained approximately 41% and notably helped. Constellation Software was among our biggest holdings. Notable changes in positioning include decreased exposure to the communication services sector and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Itochu Corp. (Japan, Trading Companies & Distributors)	5.2
Keyence Corp. (Japan, Electronic Equipment, Instruments & Components)	4.9
Constellation Software, Inc. (Canada, Software)	4.1
Investor AB (B Shares) (Sweden, Financial Services)	4.0
Hannover Reuck SE (Germany, Insurance)	3.9
Minebea Mitsumi, Inc. (Japan, Machinery)	3.8
Sika AG (Switzerland, Chemicals)	3.6
B&M European Value Retail SA (United Kingdom, Broadline Retail)	3.4
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	3.1
Tourmaline Oil Corp. (Canada, Oil, Gas & Consumable Fuels)	3.0
39.0

Market Sectors (% of Fund's net assets)

Financials	26.4
Information Technology	20.3
Industrials	17.5
Consumer Discretionary	8.9
Energy	6.1
Materials	4.2
Health Care	2.3
Real Estate	0.9

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 86.6%
	Shares	Value ($)
Australia - 1.7%
Aristocrat Leisure Ltd.	359,137	8,827,626
Canada - 7.1%
Constellation Software, Inc.	10,836	21,722,869
Constellation Software, Inc. warrants 8/22/28 (a)(b)	10,836	1
Tourmaline Oil Corp.	302,879	16,015,949
TOTAL CANADA		37,738,819
China - 0.2%
Chervon Holdings Ltd.	526,600	1,297,042
France - 3.4%
Capgemini SA	51,685	9,134,228
Edenred SA	83,406	4,433,775
Sartorius Stedim Biotech	22,279	4,161,886
TOTAL FRANCE		17,729,889
Germany - 3.9%
Hannover Reuck SE	93,982	20,713,842
India - 7.7%
Axis Bank Ltd.	594,078	7,007,926
HDFC Bank Ltd.	897,778	15,925,922
Jio Financial Services Ltd.	584,671	1,551,272
Reliance Industries Ltd.	584,671	16,072,382
TOTAL INDIA		40,557,502
Indonesia - 3.9%
PT Bank Central Asia Tbk	18,643,987	10,271,358
PT Bank Rakyat Indonesia (Persero) Tbk	32,421,538	10,137,693
TOTAL INDONESIA		20,409,051
Ireland - 2.1%
Kingspan Group PLC (Ireland)	166,007	11,150,389
Italy - 1.0%
FinecoBank SpA	438,676	5,159,173
Japan - 21.7%
Bandai Namco Holdings, Inc.	370,400	7,674,139
BayCurrent Consulting, Inc.	143,000	3,590,266
Itochu Corp.	763,666	27,508,035
Keyence Corp.	66,324	25,675,262
Minebea Mitsumi, Inc.	1,267,536	19,874,081
Misumi Group, Inc.	117,474	1,778,399
Nomura Research Institute Ltd.	249,371	6,545,978
Relo Group, Inc.	152,001	1,506,951
Resona Holdings, Inc.	1,075,300	5,745,675
TechnoPro Holdings, Inc.	190,800	3,779,910
TIS, Inc.	513,891	11,004,900
TOTAL JAPAN		114,683,596
Korea (South) - 2.0%
Samsung Electronics Co. Ltd.	207,004	10,288,325
Luxembourg - 1.5%
Eurofins Scientific SA	158,493	8,021,160
Netherlands - 4.2%
BE Semiconductor Industries NV	115,700	11,911,677
IMCD NV	86,510	10,389,362
TOTAL NETHERLANDS		22,301,039
Spain - 2.7%
CaixaBank SA	3,543,505	14,406,265
Sweden - 6.7%
Indutrade AB	815,006	14,394,549
Investor AB (B Shares)	1,144,704	20,961,124
TOTAL SWEDEN		35,355,673
Switzerland - 5.1%
Partners Group Holding AG	7,370	7,752,010
Sika AG	80,704	19,243,333
TOTAL SWITZERLAND		26,995,343
United Kingdom - 11.1%
B&M European Value Retail SA	2,796,687	17,975,145
Beazley PLC	1,069,096	6,685,581
Big Yellow Group PLC	290,900	3,376,636
Games Workshop Group PLC	32,300	3,876,830
JD Sports Fashion PLC	4,935,057	7,647,852
London Stock Exchange Group PLC	4,800	484,296
Sage Group PLC	944,300	11,140,056
Standard Chartered PLC (United Kingdom)	997,700	7,639,723
TOTAL UNITED KINGDOM		58,826,119
Zambia - 0.6%
First Quantum Minerals Ltd.	294,268	3,410,050
TOTAL COMMON STOCKS (Cost $471,876,439)		457,870,903

Money Market Funds - 12.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c) (Cost $68,161,995)	68,148,365	68,161,995

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $540,038,434)	526,032,898
NET OTHER ASSETS (LIABILITIES) - 0.5%	2,427,427
NET ASSETS - 100.0%	528,460,325

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	43,600,978	159,593,550	135,032,533	2,439,453	-	-	68,161,995	0.1%
Total	43,600,978	159,593,550	135,032,533	2,439,453	-	-	68,161,995

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	47,298,634	29,499,827	17,798,807	-
Energy	32,088,331	16,015,949	16,072,382	-
Financials	138,875,635	73,345,228	65,530,407	-
Health Care	12,183,046	12,183,046	-	-
Industrials	92,464,991	35,934,300	56,530,691	-
Information Technology	107,423,296	44,774,602	62,648,693	1
Materials	22,653,383	22,653,383	-	-
Real Estate	4,883,587	3,376,636	1,506,951	-

Money Market Funds	68,161,995	68,161,995	-	-
Total Investments in Securities:	526,032,898	305,944,966	220,087,931	1
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $471,876,439)	$457,870,903
Fidelity Central Funds (cost $68,161,995)	68,161,995

Total Investment in Securities (cost $540,038,434)		$526,032,898
Foreign currency held at value (cost $1,321)		1,325
Receivable for fund shares sold		1,186,354
Dividends receivable		1,027,463
Reclaims receivable		516,476
Distributions receivable from Fidelity Central Funds		282,740
Other receivables		36,424
Total assets		529,083,680
Liabilities
Payable for fund shares redeemed	$502,097
Deferred taxes	121,186
Other payables and accrued expenses	72
Total Liabilities		623,355
Net Assets		$528,460,325
Net Assets consist of:
Paid in capital		$609,805,556
Total accumulated earnings (loss)		(81,345,231)
Net Assets		$528,460,325
Net Asset Value, offering price and redemption price per share ($528,460,325 ÷ 52,272,670 shares)		$10.11

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$11,134,131
Income from Fidelity Central Funds		2,439,453
Income before foreign taxes withheld		$13,573,584
Less foreign taxes withheld		(1,512,446)
Total Income		12,061,138
Expenses
Independent trustees' fees and expenses	$2,831
Total expenses before reductions	2,831
Expense reductions	(115)
Total expenses after reductions		2,716
Net Investment income (loss)		12,058,422
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(33,737,748)
Foreign currency transactions	(102,101)
Total net realized gain (loss)		(33,839,849)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $75,078)	45,981,885
Assets and liabilities in foreign currencies	58,570
Total change in net unrealized appreciation (depreciation)		46,040,455
Net gain (loss)		12,200,606
Net increase (decrease) in net assets resulting from operations		$24,259,028
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,058,422	$7,825,590
Net realized gain (loss)	(33,839,849)	(43,209,211)
Change in net unrealized appreciation (depreciation)	46,040,455	(176,966,374)
Net increase (decrease) in net assets resulting from operations	24,259,028	(212,349,995)
Distributions to shareholders	(6,168,818)	(34,086,499)

Share transactions
Proceeds from sales of shares	179,578,134	318,466,891
Reinvestment of distributions	1,847,861	10,192,289
Cost of shares redeemed	(109,762,922)	(227,226,081)

Net increase (decrease) in net assets resulting from share transactions	71,663,073	101,433,099
Total increase (decrease) in net assets	89,753,283	(145,003,395)

Net Assets
Beginning of period	438,707,042	583,710,437
End of period	$528,460,325	$438,707,042

Other Information
Shares
Sold	16,763,788	28,001,783
Issued in reinvestment of distributions	177,850	704,861
Redeemed	(10,338,376)	(20,788,845)
Net increase (decrease)	6,603,262	7,917,799

Financial Highlights
Fidelity® SAI International SMA Completion Fund

Years ended October 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.61	$15.46	$12.38	$10.47	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.25	.18	.19	.17 D	.08
Net realized and unrealized gain (loss)	.39	(5.16)	3.01	1.77	.39
Total from investment operations	.64	(4.98)	3.20	1.94	.47
Distributions from net investment income	(.14)	(.16)	(.12)	(.03)	-
Distributions from net realized gain	-	(.71)	-	-	-
Total distributions	(.14)	(.87)	(.12)	(.03)	-
Net asset value, end of period	$10.11	$9.61	$15.46	$12.38	$10.47
Total Return E,F	6.61%	(34.09)%	26.03%	18.57%	4.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-%	-% J
Net investment income (loss)	2.36%	1.56%	1.30%	1.45% D	1.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$528,460	$438,707	$583,710	$318,362	$46,836
Portfolio turnover rate K	31%	40%	37%	17%	24% J

AFor the period April 11, 2019 (commencement of operations) through October 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount represents less than .005%.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI International SMA Completion Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,589,335
Gross unrealized depreciation	(66,804,680)
Net unrealized appreciation (depreciation)	$(17,215,345)
Tax Cost	$543,248,243

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,025,696
Capital loss carryforward	$(73,980,543)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,269,199)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(20,563,814)
Long-term	(53,416,729)
Total capital loss carryforward	$(73,980,543)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$6,168,818	$16,945,636
Long-term Capital Gains	-	17,140,863
Total	$6,168,818	$34,086,499
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	178,944,419	141,032,504
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI International SMA Completion Fund	14,803,589	7,814,173	(1,677,073)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $115.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI International SMA Completion Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI International SMA Completion Fund	-%-D
Actual		$ 1,000	$ 919.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $579,618 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 91.69% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1667 and $0.0277 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International SMA Completion Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended February 28, 2023. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also considered that the fund is available through fee-based programs and products offered by Fidelity and that FMR is compensated for its services out of such fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9893098.104
ISM-ANN-1223
Fidelity® International Capital Appreciation K6 Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® International Capital Appreciation K6 Fund	16.02%	7.51%	6.11%

A   From May 25, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from Portfolio Manager Sammy Simnegar:
For the fiscal year ending October 31, 2023, the fund gained 16.02%, versus 12.27% for the benchmark MSCI All Country World ex US Index (Net MA). From a regional standpoint, stock picks and an overweight in Europe ex-U.K., along with an underweight in emerging markets and security selection in Canada, meaningfully aided the fund's performance versus the benchmark. By sector, investment choices in consumer discretionary contributed most on a relative basis. Picks among health care stocks also boosted relative performance. The top individual relative contributor was an overweight stake in ASM International (+85%), followed by outsized exposure to Novo-Nordisk (+78%), one of our biggest holdings this period. A larger-than-benchmark position in Ferrari (+55%) was another plus. In contrast, on a regional basis, stock selection and a notable underweight in Japan, in addition to subpar picks and an overweight in the U.K., detracted from the fund's relative result. By sector, picks among industrials and financials stocks meaningfully detracted this period. The fund's stake in Brookfield returned approximately -28% and was the largest individual relative detractor. A non-benchmark stake in SolarEdge Technologies (-19%) pressured relative performance as well. Untimely ownership of Siemens (-20%) also detracted. Neither SolarEdge Technologies nor Siemens was held by the fund at period end. Notable changes in positioning include increased exposure to equity markets in India and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to financials and materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.3
L'Oreal SA (France, Personal Care Products)	2.0
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.9
Dassault Systemes SA (France, Software)	1.8
Keyence Corp. (Japan, Electronic Equipment, Instruments & Components)	1.8
Air Liquide SA (France, Chemicals)	1.8
22.7

Market Sectors (% of Fund's net assets)

Information Technology	22.7
Industrials	22.0
Financials	18.1
Consumer Discretionary	14.1
Health Care	8.1
Materials	7.8
Consumer Staples	5.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
Brazil - 1.5%
MercadoLibre, Inc. (a)	12,805	15,887,676
Canada - 10.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	358,279	19,503,502
Brookfield Asset Management Ltd. Class A	486,600	13,950,822
Canadian National Railway Co.	154,886	16,388,262
Canadian Pacific Kansas City Ltd.	246,437	17,497,160
CGI, Inc. Class A (sub. vtg.) (a)	147,090	14,200,403
Constellation Software, Inc.	9,566	19,176,907
Constellation Software, Inc. warrants 8/22/28 (a)(b)	9,222	1
Thomson Reuters Corp. (c)	137,623	16,484,988
TOTAL CANADA		117,202,045
China - 1.6%
PDD Holdings, Inc. ADR (a)	175,433	17,792,415
Denmark - 4.5%
DSV A/S	115,542	17,231,995
Novo Nordisk A/S Series B	335,865	32,402,991
TOTAL DENMARK		49,634,986
France - 13.0%
Air Liquide SA	114,682	19,651,019
Capgemini SA	98,383	17,387,109
Dassault Systemes SA	487,225	20,070,440
Hermes International SCA	10,104	18,811,958
L'Oreal SA	51,319	21,570,952
LVMH Moet Hennessy Louis Vuitton SE	37,389	26,767,928
Safran SA	111,164	17,365,990
TOTAL FRANCE		141,625,396
Germany - 2.3%
Infineon Technologies AG	554,822	16,206,473
SAP SE	67,587	9,065,602
TOTAL GERMANY		25,272,075
India - 9.6%
Axis Bank Ltd.	1,240,721	14,635,926
HCL Technologies Ltd.	1,223,770	18,765,131
HDFC Bank Ltd.	1,057,204	18,754,022
ICICI Bank Ltd.	1,721,605	18,935,130
ITC Ltd.	3,093,849	15,920,980
Larsen & Toubro Ltd.	504,546	17,750,153
TOTAL INDIA		104,761,342
Indonesia - 1.5%
PT Bank Central Asia Tbk	30,441,582	16,770,896
Ireland - 1.5%
Kingspan Group PLC (Ireland)	243,292	16,341,483
Italy - 1.7%
Ferrari NV (Italy)	60,343	18,228,869
Japan - 6.4%
Hoya Corp.	129,352	12,452,539
Keyence Corp.	51,411	19,902,160
Shin-Etsu Chemical Co. Ltd.	587,136	17,557,350
Tokyo Electron Ltd.	146,891	19,409,838
TOTAL JAPAN		69,321,887
Netherlands - 6.0%
ASM International NV (Netherlands)	42,580	17,503,439
ASML Holding NV (Netherlands)	48,310	29,040,127
Wolters Kluwer NV	150,020	19,222,949
TOTAL NETHERLANDS		65,766,515
Sweden - 1.6%
Atlas Copco AB (A Shares)	1,327,267	17,186,809
Switzerland - 5.0%
Compagnie Financiere Richemont SA Series A	160,770	18,966,924
Sika AG	68,758	16,394,888
UBS Group AG	812,383	18,950,989
TOTAL SWITZERLAND		54,312,801
Taiwan - 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,102,866	34,318,645
United Kingdom - 10.1%
Ashtead Group PLC	272,035	15,553,538
AstraZeneca PLC (United Kingdom)	198,122	24,805,618
BAE Systems PLC	943,148	12,681,928
Compass Group PLC	777,411	19,599,609
London Stock Exchange Group PLC	166,324	16,781,276
RELX PLC (London Stock Exchange)	602,679	21,050,201
TOTAL UNITED KINGDOM		110,472,170
United States of America - 18.0%
Aon PLC	5,132	1,587,841
AutoZone, Inc. (a)	6,354	15,739,684
Linde PLC	47,593	18,188,141
Marsh & McLennan Companies, Inc.	84,950	16,110,768
Martin Marietta Materials, Inc.	33,057	13,518,330
MasterCard, Inc. Class A	38,700	14,564,745
Moody's Corp.	53,557	16,495,556
NVIDIA Corp.	37,020	15,096,756
S&P Global, Inc.	44,929	15,694,149
Schneider Electric SA	125,490	19,307,549
UnitedHealth Group, Inc.	35,241	18,873,670
Visa, Inc. Class A	65,660	15,436,666
Waste Connections, Inc. (Canada)	121,134	15,684,746
TOTAL UNITED STATES OF AMERICA		196,298,601
TOTAL COMMON STOCKS (Cost $928,714,781)		1,071,194,611

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	17,208,109	17,211,551
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	505,749	505,800
TOTAL MONEY MARKET FUNDS (Cost $17,717,351)		17,717,351

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $946,432,132)	1,088,911,962
NET OTHER ASSETS (LIABILITIES) - 0.3%	3,430,336
NET ASSETS - 100.0%	1,092,342,298

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	9,866,092	465,925,713	458,580,254	735,025	-	-	17,211,551	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	13,243,268	179,237,812	191,975,280	13,532	-	-	505,800	0.0%
Total	23,109,360	645,163,525	650,555,534	748,557	-	-	17,717,351

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	151,795,063	86,460,602	65,334,461	-
Consumer Staples	56,995,434	19,503,502	37,491,932	-
Financials	198,668,786	112,791,536	85,877,250	-
Health Care	88,534,818	18,873,670	69,661,148	-
Industrials	239,747,751	134,405,121	105,342,630	-
Information Technology	250,143,031	65,977,505	184,165,525	1
Materials	85,309,728	48,101,359	37,208,369	-

Money Market Funds	17,717,351	17,717,351	-	-
Total Investments in Securities:	1,088,911,962	503,830,646	585,081,315	1
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $478,617) - See accompanying schedule:
Unaffiliated issuers (cost $928,714,781)	$1,071,194,611
Fidelity Central Funds (cost $17,717,351)	17,717,351

Total Investment in Securities (cost $946,432,132)		$1,088,911,962
Foreign currency held at value (cost $343,010)		342,917
Receivable for investments sold		7,533,130
Receivable for fund shares sold		904,117
Dividends receivable		475,280
Reclaims receivable		1,028,274
Interest receivable		3,239
Distributions receivable from Fidelity Central Funds		116,245
Other receivables		164,568
Total assets		1,099,479,732
Liabilities
Payable for investments purchased	$3,943,368
Payable for fund shares redeemed	476,469
Accrued management fee	584,300
Deferred taxes	1,625,928
Other payables and accrued expenses	1,569
Collateral on securities loaned	505,800
Total Liabilities		7,137,434
Net Assets		$1,092,342,298
Net Assets consist of:
Paid in capital		$1,011,708,466
Total accumulated earnings (loss)		80,633,832
Net Assets		$1,092,342,298
Net Asset Value, offering price and redemption price per share ($1,092,342,298 ÷ 83,717,907 shares)		$13.05

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$13,150,058
Interest		4,022
Income from Fidelity Central Funds (including $13,532 from security lending)		748,557
Income before foreign taxes withheld		$13,902,637
Less foreign taxes withheld		(1,613,501)
Total Income		12,289,136
Expenses
Management fee	$6,450,454
Independent trustees' fees and expenses	5,300
Interest	22,775
Total expenses before reductions	6,478,529
Expense reductions	(256)
Total expenses after reductions		6,478,273
Net Investment income (loss)		5,810,863
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $144,611)	7,974,414
Foreign currency transactions	(45,350)
Total net realized gain (loss)		7,929,064
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $1,421,907)	104,099,849
Assets and liabilities in foreign currencies	72,953
Total change in net unrealized appreciation (depreciation)		104,172,802
Net gain (loss)		112,101,866
Net increase (decrease) in net assets resulting from operations		$117,912,729
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,810,863	$3,648,889
Net realized gain (loss)	7,929,064	(72,374,973)
Change in net unrealized appreciation (depreciation)	104,172,802	(233,838,244)
Net increase (decrease) in net assets resulting from operations	117,912,729	(302,564,328)
Distributions to shareholders	(3,323,601)	(75,709,685)

Share transactions
Proceeds from sales of shares	427,602,334	376,598,093
Reinvestment of distributions	3,323,601	75,709,685
Cost of shares redeemed	(216,290,497)	(234,149,001)

Net increase (decrease) in net assets resulting from share transactions	214,635,438	218,158,777
Total increase (decrease) in net assets	329,224,566	(160,115,236)

Net Assets
Beginning of period	763,117,732	923,232,968
End of period	$1,092,342,298	$763,117,732

Other Information
Shares
Sold	31,934,138	28,863,775
Issued in reinvestment of distributions	258,445	4,794,787
Redeemed	(16,055,471)	(17,893,097)
Net increase (decrease)	16,137,112	15,765,465

Financial Highlights
Fidelity® International Capital Appreciation K6 Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.29	$17.82	$13.99	$12.40	$10.17
Income from Investment Operations
Net investment income (loss) A,B	.08	.06	.05	.08	.13 C
Net realized and unrealized gain (loss)	1.73	(5.14)	3.85	1.62	2.18
Total from investment operations	1.81	(5.08)	3.90	1.70	2.31
Distributions from net investment income	(.05)	(.04)	(.07)	(.11)	(.08)
Distributions from net realized gain	-	(1.41)	-	-	-
Total distributions	(.05)	(1.45)	(.07)	(.11)	(.08)
Net asset value, end of period	$13.05	$11.29	$17.82	$13.99	$12.40
Total Return D	16.02%	(30.83)%	27.93%	13.82%	22.90%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.65%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.65%	.65%	.65%	.61%	.63%
Net investment income (loss)	.59%	.44%	.29%	.62%	1.16% C
Supplemental Data
Net assets, end of period (000 omitted)	$1,092,342	$763,118	$923,233	$760,960	$524,353
Portfolio turnover rate G	78%	119% H	149%	138%	144% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .75%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$165,992,610
Gross unrealized depreciation	(27,626,239)
Net unrealized appreciation (depreciation)	$138,366,371
Tax Cost	$950,545,591

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,496,384
Capital loss carryforward	$(61,559,404)
Net unrealized appreciation (depreciation) on securities and other investments	$138,322,151

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(61,559,404)
Total capital loss carryforward	$(61,559,404)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$3,323,601	$25,306,280
Long-term Capital Gains	-	50,403,405
Total	$3,323,601	$75,709,685
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	967,894,267	763,368,771

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Capital Appreciation K6 Fund	6,790,346	84,381,011

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$987

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation K6 Fund	Borrower	$7,746,636	4.81%	$22,775

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation K6 Fund	77,884,580	31,369,621	(578,135)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation K6 Fund	$1,447	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $256.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Capital Appreciation K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® International Capital Appreciation K6 Fund	.65%
Actual		$ 1,000	$ 949.80	$ 3.19
Hypothetical-B		$ 1,000	$ 1,021.93	$ 3.31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.52% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0662 and $0.0182 for the dividend paid December 5, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Capital Appreciation K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9883991.106
IVFK6-ANN-1223

Item 2.

Code of Ethics

As of the end of the period, October 31, 2023, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity SAI International SMA Completion Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund, Fidelity Series Sustainable Non-U.S. Developed Markets Fund, Fidelity Sustainable International Equity Fund, Fidelity Total International Equity Fund and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2023 FeesA,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$53,600	$-	$12,300	$1,400
Fidelity Diversified International K6 Fund	$50,700	$-	$12,500	$1,300
Fidelity Global Equity Income Fund	$44,500	$-	$10,000	$1,200
Fidelity International Capital Appreciation Fund	$49,800	$-	$12,000	$1,300
Fidelity International Capital Appreciation K6 Fund	$49,300	$-	$11,900	$1,300
Fidelity International Discovery K6 Fund	$46,200	$-	$12,300	$1,200
Fidelity International Small Cap Fund	$56,000	$-	$12,000	$1,500
Fidelity International Small Cap Opportunities Fund	$49,900	$-	$9,700	$1,300
Fidelity International Value Fund	$48,600	$-	$9,400	$1,200
Fidelity SAI International SMA Completion Fund	$46,300	$-	$12,200	$1,300
Fidelity SAI Sustainable Emerging Markets Equity Fund	$39,500	$-	$10,600	$1,000
Fidelity SAI Sustainable International Equity Fund	$33,800	$-	$10,000	$900
Fidelity Series Emerging Markets Fund	$42,900	$-	$12,300	$1,200
Fidelity Series Emerging Markets Opportunities Fund	$43,200	$-	$12,300	$1,200
Fidelity Series International Small Cap Fund	$41,500	$-	$9,400	$1,100
Fidelity Series International Value Fund	$43,100	$-	$9,400	$1,100
Fidelity Series Overseas Fund	$44,500	$-	$10,000	$1,200
Fidelity Series Select International Small Cap Fund	$36,100	$-	$9,600	$900
Fidelity Series Sustainable Emerging Markets Fund	$35,200	$-	$10,100	$400
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$35,300	$-	$10,100	$400
Fidelity Sustainable International Equity Fund	$47,400	$-	$12,300	$1,200
Fidelity Total International Equity Fund	$52,300	$-	$11,800	$1,400
Fidelity Worldwide Fund	$49,700	$-	$9,700	$1,300

October 31, 2022 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$71,100	$-	$11,400	$1,300
Fidelity Diversified International K6 Fund	$65,200	$-	$11,400	$1,200
Fidelity Global Equity Income Fund	$44,100	$-	$9,300	$1,100
Fidelity International Capital Appreciation Fund	$49,100	$-	$11,200	$1,200
Fidelity International Capital Appreciation K6 Fund	$49,400	$-	$11,100	$1,200
Fidelity International Discovery K6 Fund	$59,200	$-	$11,200	$1,100
Fidelity International Small Cap Fund	$55,500	$-	$11,200	$1,300
Fidelity International Small Cap Opportunities Fund	$50,100	$-	$8,800	$1,200
Fidelity International Value Fund	$51,200	$-	$8,800	$1,100
Fidelity SAI International SMA Completion Fund	$45,700	$-	$11,400	$1,200
Fidelity SAI Sustainable Emerging Markets Equity Fund	$33,700	$-	$9,000	$500
Fidelity SAI Sustainable International Equity Fund	$28,600	$-	$9,000	$400
Fidelity Series Emerging Markets Fund	$44,300	$-	$11,200	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$42,900	$-	$11,200	$1,100
Fidelity Series International Small Cap Fund	$41,800	$-	$8,800	$1,000
Fidelity Series International Value Fund	$41,800	$-	$8,800	$1,000
Fidelity Series Overseas Fund	$44,100	$-	$9,300	$1,100
Fidelity Series Select International Small Cap Fund	$-	$-	$-	$-
Fidelity Series Sustainable Emerging Markets Fund	$-	$-	$-	$-
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$-	$-	$-	$-
Fidelity Sustainable International Equity Fund	$39,300	$-	$11,200	$700
Fidelity Total International Equity Fund	$52,400	$-	$10,700	$1,300
Fidelity Worldwide Fund	$49,700	$-	$8,800	$1,200

A Amounts may reflect rounding
B Fidelity Sustainable International Equity Fund commenced operations on February 10, 2022.  Fidelity SAI Sustainable Emerging Markets Equity Fund and Fidelity SAI Sustainable International Equity Fund commenced operations on April 14, 2022.

C Fidelity Series Select International Small Cap Fund commenced operations on November 4, 2022. Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund commenced operations on May 11, 2023.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Enduring Opportunities Fund, Fidelity Europe Fund, Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund, Fidelity Sustainable Emerging Markets Equity Fund, and Fidelity Total Emerging Markets Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$51,400	$4,700	$11,500	$1,600
Fidelity China Region Fund	$63,300	$5,600	$11,500	$1,900
Fidelity Emerging Asia Fund	$55,400	$5,000	$11,500	$1,700
Fidelity Emerging Markets Discovery Fund	$51,700	$4,700	$11,500	$1,600
Fidelity Emerging Markets Fund	$54,700	$5,200	$12,700	$1,700
Fidelity Enduring Opportunities Fund	$29,700	$2,700	$6,800	$900
Fidelity Europe Fund	$58,900	$5,300	$19,900	$1,800
Fidelity Global Commodity Stock Fund	$37,300	$3,300	$6,500	$1,100
Fidelity Infrastructure Fund	$38,300	$3,500	$8,500	$1,200
Fidelity International Discovery Fund	$87,400	$5,900	$51,500	$2,000
Fidelity International Growth Fund	$50,300	$4,600	$16,200	$1,600
Fidelity Japan Fund	$54,200	$5,000	$11,500	$1,700
Fidelity Japan Smaller Companies Fund	$45,400	$4,300	$11,500	$1,400
Fidelity Latin America Fund	$56,500	$5,100	$11,500	$1,700
Fidelity Nordic Fund	$44,800	$4,200	$28,500	$1,400
Fidelity Overseas Fund	$57,600	$5,300	$23,700	$1,800
Fidelity Pacific Basin Fund	$55,100	$5,200	$14,300	$1,700
Fidelity Series Canada Fund	$51,400	$4,400	$17,100	$1,500
Fidelity Series International Growth Fund	$47,100	$3,900	$47,400	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$50,500	$4,600	$14,400	$1,600
Fidelity Total Emerging Markets Fund	$62,700	$5,400	$10,600	$1,800

October 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$48,900	$4,500	$10,900	$1,500
Fidelity China Region Fund	$60,300	$5,400	$10,900	$1,800
Fidelity Emerging Asia Fund	$52,800	$4,800	$11,800	$1,600
Fidelity Emerging Markets Discovery Fund	$46,300	$4,300	$10,900	$1,500
Fidelity Emerging Markets Fund	$77,300	$5,800	$13,300	$2,000
Fidelity Enduring Opportunities Fund	$28,400	$2,600	$6,500	$900
Fidelity Europe Fund	$58,400	$5,100	$12,300	$1,700
Fidelity Global Commodity Stock Fund	$35,500	$3,100	$6,000	$1,100
Fidelity Infrastructure Fund	$36,700	$3,300	$7,600	$1,100
Fidelity International Discovery Fund	$102,300	$5,600	$39,100	$1,900
Fidelity International Growth Fund	$50,800	$4,400	$11,400	$1,500
Fidelity Japan Fund	$51,800	$4,800	$10,900	$1,600
Fidelity Japan Smaller Companies Fund	$43,300	$4,100	$10,900	$1,400
Fidelity Latin America Fund	$54,000	$4,900	$10,900	$1,700
Fidelity Nordic Fund	$42,700	$4,000	$12,300	$1,400
Fidelity Overseas Fund	$77,600	$5,100	$15,400	$1,700
Fidelity Pacific Basin Fund	$52,500	$4,900	$12,700	$1,700
Fidelity Series Canada Fund	$43,400	$4,100	$11,000	$1,400
Fidelity Series International Growth Fund	$52,600	$3,700	$13,200	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$40,600	$2,900	$11,300	$1,000
Fidelity Total Emerging Markets Fund	$53,200	$4,800	$10,100	$1,600

A Amounts may reflect rounding.
B Fidelity Sustainable Emerging Markets Equity Fund commenced operations on February 10, 2022

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2023A,C	October 31, 2022A,B,C
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund and Fidelity Sustainable International Equity Funds’ commencement of operations.

C Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Funds’ commencement of operations.

Services Billed by PwC

	October 31, 2023A	October 31, 2022A,B
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding
B May include amounts billed prior to the Fidelity Sustainable Emerging Markets Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2023A,C	October 31, 2022A,B,C
Deloitte Entities	$520,800	$682,700
PwC	$14,077,300	$13,266,000

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Sustainable Emerging Markets Equity Fund and Fidelity Sustainable International Equity Funds’ commencement of operations.

C Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2023